                           PIMCO Funds Annual Report


Multi-Manager Series
                        PIMCO EQUITY ADVISORS
June 30, 2001           Value Fund                                   Target Fund
Share Classes           Renaissance Fund                             Opportunity Fund
Ins  Institutional      Growth & Income Fund                         Innovation Fund
Adm  Administrative     Growth Fund                                  Global Innovation Fund
                        Select Growth Fund                           Healthcare Innovation Fund

                        PIMCO/ALLIANZ INTERNATIONAL ADVISORS LLC
                        Select International Fund

                        CADENCE CAPITAL MANAGEMENT
                        Mega-Cap Fund                                Mid-Cap Fund
                        Capital Appreciation Fund                    Micro-Cap Fund

                        NFJ INVESTMENT GROUP
                        Small-Cap Value Fund                         NFJ Equity Income Fund
                        NFJ Value Fund

                        PARAMETRIC PORTFOLIO ASSOCIATES
                        Tax-Efficient Equity Fund                    Tax-Efficient Structured
                        Structured Emerging Markets Fund             Emerging Markets Fund


                                                           [LOGO OF PIMCO FUNDS]

Table of Contents

President's Letter.......................................................     1

Fund Summaries...........................................................  4-45

Schedules of Investments................................................. 66-97

                                                  Fund              Schedule of
Fund                                           Summary              Investments

Value Fund ........................................  4  .................... 66
Renaissance Fund...................................  6  .................... 67
Growth & Income Fund...............................  8  .................... 68
Growth Fund........................................ 10  .................... 69
Select Growth Fund................................. 12  .................... 70
Target Fund........................................ 14  .................... 71
Opportunity Fund................................... 16  .................... 72
Innovation Fund.................................... 18  .................... 74
Global Innovation Fund............................. 20  .................... 75
Healthcare Innovation Fund......................... 22  .................... 76
Select International Fund.......................... 24  .................... 77
Mega-Cap Fund...................................... 26  .................... 80
Capital Appreciation Fund.......................... 28  .................... 81
Mid-Cap Fund....................................... 30  .................... 83
Micro-Cap Fund..................................... 32  .................... 84
Small-Cap Value Fund............................... 34  .................... 85
Tax-Efficient Equity Fund ......................... 36  .................... 87
Structured Emerging Markets Fund................... 38  .................... 90
Tax-Efficient Structured Emerging Markets Fund..... 40  .................... 93
NFJ Equity Income Fund............................. 42  .................... 96
NFJ Value Fund .................................... 44  .................... 97

Financial Highlights....................................................  46-53

Statements of Assets and Liabilities....................................  54-56

Statements of Operations................................................  57-59

Statements of Changes in Net Assets.....................................  60-65

Notes to Financial Statements........................................... 98-105

President's Letter

Dear PIMCO Funds Shareholder:

The past year has been a challenging time for equity investors. Since June 2000, the tech-heavy NASDAQ has been virtually sliced in half and the broader market, as represented by the S&P 500, has lost more than 14%.

With growth stocks comprising the majority of these indexes, it's not surprising that the performance of PIMCO's growth-oriented stock funds has reflected this volatility. I'd like to reassure you, however, that the long-term prospects for these funds remain bright. Few experts doubt that given time, growth stocks will eventually regain their lost ground. PIMCO continues to believe that growth sectors like technology and healthcare--while prone to substantial volatility--harbor some of the market's most promising long-term opportunities.

Of course, even a market as difficult as this one has its strong points. As the bear market punished many stock prices too harshly, new doors opened for value investors. I am especially pleased to report that PIMCO Renaissance, Value and Small-Cap Value Funds each returned more than 35% for the one-year period ended June 30, 2001.

The disparate performance of growth and value stocks over the past year only reinforces the case for a diversified portfolio. Bear markets are inevitable and the ensuing recoveries are impossible to time. Without doubt, the best way to minimize volatility while ensuring you participate in the upswing is by implementing an asset allocation strategy--and by having the discipline to stick to your financial plan.

As always, I encourage you to read the fund information and commentaries on the following pages carefully. If you have any questions, contact your financial adviser or call us at 1-800-927-4648. And be sure to visit our Web site at www.pimcofunds.com

Thank you once again for the trust you've placed in us.

Sincerely,

/s/ Stephen J. Treadway

Stephen J. Treadway
President

July 31, 2001

For detailed information on the above-mentioned funds, including performance, see pages 6, 4, and 34 of this report.

                                          6.30.01 | PIMCO Funds Annual Report  1

Manager Q&A

Driving Growth
Three top PIMCO growth fund managers find reason to stay the course.

Ken Corba is the Chief Investment Officer of PIMCO Equity Advisors and Portfolio Manager of PIMCO Growth, Select Growth and Growth & Income Funds. Jeff Parker is the Portfolio Manager of Target Fund. Dennis McKechnie is the Portfolio Manager of Innovation, Global Innovation and Healthcare Innovation Funds. We recently spoke with them about their outlook for growth stocks and the financial markets.

Q. What are your thoughts on the current state of the stock market and growth investing?

KC: The stock market has been in a malaise for much of the second quarter, with no discernible or sustainable trends. Despite the uncertainty and volatility, we are optimistic about the economy and stock market for several reasons. For example, we think the recent behavior of retail stocks is an indicator of a positive macroeconomic outlook. During the first half of 2000, retail stocks declined in advance of the economic slowdown. Yet during the first half of 2001 they performed well. We think investors have clearly priced in a short and shallow downturn for the American economy followed by a reasonable recovery.

JP: Yes, this has been a difficult stock market. Many investors had anticipated a brief economic downturn, followed by a strong and quick rebound fueled by aggressive Fed rate cuts. Investors believed that the hardest hit stocks--most of which had already experienced deteriorating fundamentals-- would see the strongest and quickest recovery. However, investors have recently come to realize that the economy may not rebound as quickly as anticipated. Many companies are announcing their second and third rounds of downward earnings estimate revisions, and it's becoming clear that the economic recovery will not be v-shaped. As a result, we're continuing to focus on companies with strong fundamentals.

DM: The growth market's recent movement has been fairly logical, given the fact that the economy is currently sandwiched in between its recent past-- economic weakness that led to aggressive rate cuts--and its not-too-distant future--the impact of those rate cuts. Looking ahead, we believe that the impact of those rate cuts will be both positive and significant.

Q.   In particular, what are your thoughts on technology?

DM: In surveying the entire technology landscape, we believe that roughly 15% of tech companies have "turned the corner" toward improving business conditions, but that 85% still have some softening ahead. That said, in our view the 15% number is likely to go up as the year goes on, signaling that the worst is behind us. By year end, more than half of the tech companies should have turned the corner. We are doing our best to populate our portfolios with companies that have either turned the corner, or are likely to do so in the near future. Keep in mind that as the economy has decelerated over the past 18 months, so have tech sales. Compounding this effect is the fact that tech companies have experienced difficult operating leverage. In addition, investors have compressed the P/Es that they are willing to pay for the resulting earnings. As difficult as that has made the market for tech investing, when the economy starts to pick up, all three of these effects are likely to reverse--and with significant force, like the uncoiling of a loaded spring. This cyclicality has always existed for tech, but the resulting volatility and risk tend to be compensated for by strong long-term performance.

KC: Technology continues to be the single largest sector in the S&P 500 Index, and should therefore be a part

2  PIMCO Funds Annual Report | 06.30.01

[PHOTO]
Ken Corba

[PHOTO]
Jeff Parker

[PHOTO]
Dennis McKechnie

of virtually every growth investor's portfolio. But having said that, it's important for investors to focus on quality and valuations. In our portfolios, we continue to focus on "blue chip" tech names that we have confidence will be around ten, twenty years from now.

JP: From a long-term standpoint, technology will definitely be a big part of the growth opportunities available to investors in the coming years, as its growth should outpace the overall economy. However, stock selection will be key, as we anticipate significant changes and the emergence of new leaders in the tech sector.

Q. Where do you see the greatest opportunities in growth investing in terms of market capitalization?

KC: Historically, small- to mid-cap growth companies have performed better coming out of an economic slowdown, and we have no reason to believe it will be any different this time around.

JP: I agree that there are currently some great growth opportunities in smaller-capitalization stocks--especially in the mid-cap space. That's because mid-cap companies tend to have proven track records, more seasoned management teams and better-developed business--models along with greater liquidity than small-cap stocks, which makes them less volatile. Because of these characteristics, we think that after the past 18 months of volatility, investors will show a preference for mid-cap stocks.

Q. What kind of advice would you give investors in such a difficult market environment?

KC: The past couple of years have been painful for investors. However, we've all learned a valuable lesson about the importance of diversification. Don't try to out-guess the market. Just be well-diversified and you should be able to ride out any volatility.

JP: We believe investors should continue to focus on quality, and gravitate towards companies that exhibit consistent earnings growth. Over a full market cycle, we think patient investors with an eye on quality will be rewarded with returns that should exceed the overall market.

DM: As I said, growth investing in general and tech investing in particular is fraught with significant volatility. However, it has provided investors with exceptional long-term performance, and should continue to do so once we get through this rough patch. Stay invested, as "market timers" risk being there for the rough ride but may miss the rebound.

Past performance is no guarantee of future results. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. See each fund profile for more information on the Funds that each manages, including more complete disclosures.

                                         06.30.01 | PIMCO Funds Annual Report  3

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income

NUMBER OF SECURITIES IN THE PORTFOLIO:
35 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve

TOTAL NET ASSETS:
$319.8 million

PIMCO ADVISORS INSTITUTIONAL MANAGER
John Schneider

Fund beat its benchmark by more than 32%

PIMCO Value Fund posted exceptional results over the last year, significantly outperforming both its benchmark and its peers. The Fund's Institutional shares returned 43.07% versus 10.34% for the Russell 1000 Value Index and 11.38% for the Lipper Multi-Cap Value Fund Average. The Fund continues to focus on large-cap, undervalued stocks, with the added criteria that stocks selected must show a strong catalyst for change.

Value-oriented market offered widespread opportunities

The basic materials sector performed well, especially in the latter part of the year. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road. The Fund also benefited from its exposure to the healthcare and consumer discretionary sectors. Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services, generated steady returns throughout the year. As a market leader in a defensive industry, Healthsouth became progressively more attractive to investors as the market became increasingly volatile. Within the consumer discretionary sector, JC Penney was a strong performer, benefiting from a strong new management team.

Limited tech exposure proved a prescient move

Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Tech stocks were quite unpredictable and volatile this year, experiencing a dramatic sell-off for much of this period. We intend to remain underweight in the sector until we see evidence of a sustainable recovery. Financial services performed well this year, but the Fund did not own many stocks in this sector and therefore did not reap the benefits.

Future focus lies on industrial America

Looking forward, we plan to maintain our emphasis on industrial America--which is showing signs of a recovery--while steering away from the consumer sector, which could show weakness. The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund.

4  PIMCO Funds Annual Report | 6.30.01

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/01

                                                              1 year    3 year    5 year  10 year   Inception
PIMCO Value Fund Institutional Class (Inception 12/30/91)     43.07%    14.47%    17.73%    --       16.76%
PIMCO Value Fund Administrative Class (Inception 8/21/97)     42.83%    14.12%       --     --       14.30%
S&P 500 Index                                                -14.83%     3.89%    14.48%    --          --
Russell 1000 Value Index                                      10.34%     5.36%    14.95%    --          --
Lipper Multi-Cap Value Fund Average                           11.38%     6.00%    12.76%    --          --

TOP TEN HOLDINGS                    % of Total
                                    Investment

    Alcan, Inc.                           5.5%
    Ace Ltd.                              5.1%
    Sprint Corp.                          5.1%
    Berkshire Hathaway, Inc.              5.1%
    AT&T Corp.                            5.0%
    Xerox Corp.                           4.7%
    Paccar, Inc.                          4.7%
    Aon Corp.                             4.7%
    WorldCom, Inc.                        4.7%
    Archer-Daniels-Midland Co.            4.3%
    Top Ten Total                        48.8%


TOP 5 RELATED INDUSTRIES            % of Total
                                    Investment

    Financial & Business Services        20.8%
    Communications                       16.2%
    Materials & Processing               10.1%
    Technology                            8.4%
    Capital Goods                         6.8%

PORTFOLIO COMPOSITION

    Common Stock                         87.5%
    Cash Equivalents                     12.5%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                                                         Russell 1000
      Month            PIMCO Value      S&P 500 Index     Value Index
    ==========         ===========      =============     ===========
    12/31/1991          5,000,000         5,000,000         5,000,000
    01/31/1992          5,144,543         4,907,000         5,007,900
    02/29/1992          5,318,513         4,970,791         5,130,493
    03/31/1992          5,199,220         4,873,861         5,056,101
    04/30/1992          5,222,775         5,017,152         5,273,817
    05/31/1992          5,177,665         5,041,736         5,300,133
    06/30/1992          5,067,395         4,966,715         5,267,113
    07/31/1992          5,247,250         5,169,606         5,470,529
    08/31/1992          5,095,741         5,063,784         5,303,186
    09/30/1992          5,166,445         5,123,283         5,376,582
    10/31/1992          5,199,464         5,140,958         5,381,582
    11/30/1992          5,478,838         5,316,008         5,558,152
    12/31/1992          5,657,265         5,381,235         5,690,547
    01/31/1993          5,776,676         5,426,222         5,855,801
    02/28/1993          5,839,127         5,500,182         6,062,042
    03/31/1993          6,021,274         5,616,236         6,240,690
    04/30/1993          5,916,309         5,480,491         6,160,747
    05/31/1993          6,000,080         5,627,094         6,284,578
    06/30/1993          6,041,965         5,643,582         6,423,153
    07/31/1993          6,013,326         5,620,895         6,494,964
    08/31/1993          6,340,080         5,834,151         6,729,497
    09/30/1993          6,355,890         5,789,403         6,740,197
    10/31/1993          6,576,391         5,909,186         6,735,546
    11/30/1993          6,510,186         5,852,872         6,596,524
    12/31/1993          6,585,324         5,923,633         6,721,858
    01/31/1994          6,890,617         6,125,037         6,976,214
    02/28/1994          6,778,756         5,958,803         6,737,627
    03/31/1994          6,415,209         5,698,999         6,486,987
    04/30/1994          6,337,376         5,772,060         6,611,408
    05/31/1994          6,337,376         5,866,780         6,687,571
    06/30/1994          6,191,689         5,722,985         6,527,404
    07/31/1994          6,450,687         5,910,928         6,730,471
    08/31/1994          6,722,772         6,153,276         6,923,838
    09/30/1994          6,518,708         6,002,828         6,694,036
    10/31/1994          6,588,249         6,137,712         6,787,350
    11/30/1994          6,257,410         5,914,176         6,513,142
    12/31/1994          6,317,178         6,001,883         6,588,173
    01/31/1995          6,489,231         6,157,512         6,790,957
    02/28/1995          6,779,505         6,397,470         7,059,471
    03/31/1995          6,966,570         6,586,260         7,214,356
    04/30/1995          7,155,132         6,780,225         7,442,330
    05/31/1995          7,427,832         7,051,231         7,755,577
    06/30/1995          7,557,689         7,215,031         7,860,666
    07/31/1995          7,890,844         7,454,281         8,134,295
    08/31/1995          7,988,826         7,472,991         8,249,233
    09/30/1995          8,210,920         7,788,352         8,547,525
    10/31/1995          8,234,873         7,760,547         8,462,648
    11/30/1995          8,589,768         8,101,235         8,891,281
    12/31/1995          8,774,957         8,257,265         9,114,719
    01/31/1996          9,026,323         8,538,342         9,398,734
    02/29/1996          9,224,369         8,617,492         9,469,788
    03/31/1996          9,300,160         8,700,479         9,630,775
    04/30/1996          9,422,631         8,828,724         9,667,757
    05/31/1996          9,613,992         9,056,417         9,788,604
    06/30/1996          9,572,367         9,090,922         9,796,631
    07/31/1996          9,057,641         8,689,285         9,426,416
    08/31/1996          9,411,035         8,872,542         9,696,011
    09/30/1996          9,668,844         9,371,889        10,081,428
    10/31/1996          9,807,853         9,630,365        10,471,176
    11/30/1996         10,649,629        10,358,325        11,230,441
    12/31/1996         10,559,934        10,153,126        11,087,140
    01/31/1997         10,916,251        10,787,494        11,624,645
    02/28/1997         11,102,507        10,872,067        11,795,411
    03/31/1997         10,714,973        10,425,334        11,371,248
    04/30/1997         11,137,719        11,047,727        11,848,954
    05/31/1997         11,796,226        11,720,312        12,511,311
    06/30/1997         12,097,138        12,245,382        13,048,046
    07/31/1997         12,897,623        13,219,747        14,029,650
    08/31/1997         12,628,072        12,479,177        13,530,195
    09/30/1997         13,388,728        13,162,661        14,347,419
    10/31/1997         12,716,422        12,723,028        13,947,126
    11/30/1997         13,027,978        13,311,977        14,563,588
    12/31/1997         13,327,284        13,540,544        14,988,845
    01/31/1998         13,382,242        13,690,302        14,777,503
    02/28/1998         14,179,131        14,677,647        15,772,028
    03/31/1998         14,755,186        15,429,289        16,737,277
    04/30/1998         14,461,368        15,584,508        16,849,249
    05/31/1998         14,406,277        15,316,610        16,599,880
    06/30/1998         14,438,304        15,938,771        16,812,691
    07/31/1998         13,829,793        15,769,023        16,516,787
    08/31/1998         11,847,523        13,489,138        14,059,089
    09/30/1998         12,527,952        14,353,252        14,866,081
    10/31/1998         13,639,900        15,520,746        16,018,202
    11/30/1998         14,427,531        16,461,458        16,764,651
    12/31/1998         14,682,095        17,409,967        17,334,649
    01/31/1999         14,315,043        18,138,052        17,473,326
    02/28/1999         13,790,682        17,574,322        17,226,952
    03/31/1999         13,750,211        18,277,470        17,583,550
    04/30/1999         15,204,256        18,985,357        19,225,853
    05/31/1999         15,615,182        18,537,112        19,014,369
    06/30/1999         16,214,406        19,565,922        19,565,786
    07/31/1999         16,044,844        18,955,074        18,992,508
    08/31/1999         15,896,477        18,860,659        18,287,886
    09/30/1999         15,442,287        18,344,260        17,647,810
    10/31/1999         15,474,193        19,505,085        18,664,324
    11/30/1999         15,240,219        19,901,623        18,518,742
    12/31/1999         15,313,324        21,073,829        18,607,632
    01/31/2000         14,393,210        20,015,441        18,001,023
    02/29/2000         13,013,039        19,636,194        16,663,547
    03/31/2000         15,019,464        21,557,203        18,696,500
    04/30/2000         14,979,870        20,908,547        18,479,621
    05/31/2000         15,639,776        20,479,504        18,673,657
    06/30/2000         15,135,471        20,984,323        17,820,271
    07/31/2000         15,864,412        20,656,128        18,043,024
    08/31/2000         16,858,423        21,939,080        19,046,216
    09/30/2000         17,326,935        20,780,916        19,221,441
    10/31/2000         18,523,730        20,693,013        19,694,289
    11/30/2000         18,763,090        19,061,654        18,963,631
    12/31/2000         20,063,609        19,154,787        19,913,709
    01/31/2001         20,090,343        19,834,399        19,989,381
    02/28/2001         20,170,544        18,025,899        19,433,676
    03/31/2001         19,889,841        16,883,958        18,747,667
    04/30/2001         21,320,091        18,196,011        19,666,303
    05/31/2001         21,654,262        18,317,924        20,108,795
    06/30/2001         21,654,262        17,872,066        19,662,379



Investment Process
--------------------------------------------------------------------------------
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

* Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index and the Russell 1000 Value Index, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/21/97. We will no longer compare the Fund to the S&P 500 Index since the S&P 500 Index is not a comparable Value index.

                                          6.30.01 | PIMCO Funds Annual Report  5

PIMCO Renaissance Fund

OBJECTIVE:
Long-term growth of capital and income

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

TOTAL NET ASSETS:
$1.4 billion

PIMCO ADVISORS INSTITUTIONAL MANAGER
John Schneider

Fund posted impressive gain of more than 38%

We are pleased to report that PIMCO Renaissance Fund continued to post strong results, with Institutional Class shares returning 38.88% for the year ended June 30, 2001. While the decelerating economy and corporate earnings disappointments weighed heavily on the stock market, lower stock prices created attractive opportunities for value investors. Prescient stock selection enabled the Fund to significantly outperform its benchmark, the Russell Mid-Cap Value Index, which returned 23.92%.

Value-oriented market offered widespread opportunities

In the first three quarters of the period, healthcare flourished, and the Fund benefited from sound stock selection. Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services, generated steady returns throughout the year. As a market leader in a defensive industry, Healthsouth became progressively more attractive to investors as the market became increasingly volatile. While healthcare stocks struggled later in the period, with both Pacificare and Aetna contributing negatively to the Fund, this impact was overpowered by the strong performance of the Fund's financial services holdings. Companies such as Sovereign Bank and the Bank of Hawaii benefited from lowered interest rates. Within the consumer discretionary sector, JC Penny was the best performer, boasting a stellar return of 67% for the last quarter. The basic materials sector also performed well, especially in the latter part of the year.

Limited exposure to the technology sector contributed to performance

Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Due to the volatile market, tech stocks were quite unpredictable this year, experiencing a dramatic sell-off during the second half of 2000. We intend to remain underweight in the sector until we see evidence of a sustainable recovery.

Industrial America should remain a focus

The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund. In the future, we plan to maintain our emphasis on industrial America while steering away from the consumer sector.

6  PIMCO Funds Annual Report | 6.30.01

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01


                                                                         1 year    3 year     5 year   10 year  Inception
PIMCO Renaissance Fund Institutional Class (Inception 12/30/97)          38.88%    16.51%        --        --       18.33%
PIMCO Renaissance Fund Administrative Class (Inception 8/31/98)          38.50%       --         --        --       26.65%
Russell 1000 Value Index                                                 10.34%     5.36%        --        --          --
Russell Mid-Cap Value Index                                              23.92%     6.43%        --        --          --
Lipper Mid-Cap Value Fund Average                                        25.43%     9.27%        --        --          --

TOP TEN HOLDINGS                         % of Total
                                        Investments

Alcan, Inc.                                    4.5%
Ace Ltd.                                       4.5%
AT&T Corp.                                     4.2%
PartnerRe Ltd.                                 4.0%
Aon Corp.                                      3.9%
Navistar International Corp.                   3.9%
Sprint Corp.                                   3.8%
Niagara Mohawk Holdings, Inc.                  3.2%
Diamond Offshore Drilling, Inc.                2.9%
Aetna, Inc.                                    2.9%
Top Ten Total                                 37.8%

TOP 5 RELATED INDUSTRIES                 % of Total
                                        Investments

Financial & Business Services                 21.2%
Materials & Processing                        10.7%
Communications                                10.5%
Capital Goods                                  8.9%
Consumer Discretionary                         7.2%

PORTFOLIO COMPOSITION

Common Stock                                  90.7%
Cash Equivalents                               9.3%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]


       Month                   PIMCO              Russell 1000       Russell Mid-Cap
                            Renaissance           Value Index         Value Index
    ----------              -----------          -------------       ---------------
    12/31/1997                5,000,000              5,000,000             5,000,000
    01/31/1998                5,005,928              4,929,500             4,903,000
    02/28/1998                5,388,263              5,261,255             5,230,520
    03/31/1998                5,595,732              5,583,244             5,499,892
    04/30/1998                5,723,177              5,620,596             5,469,093
    05/31/1998                5,604,624              5,537,411             5,341,116
    06/30/1998                5,652,045              5,608,401             5,358,208
    07/31/1998                5,536,455              5,509,693             5,086,546
    08/31/1998                4,555,424              4,689,851             4,371,378
    09/30/1998                4,718,435              4,959,048             4,626,667
    10/31/1998                4,922,940              5,343,374             4,926,475
    11/30/1998                5,234,143              5,592,376             5,099,394
    12/31/1998                5,591,637              5,782,516             5,254,415
    01/31/1999                5,947,095              5,828,777             5,131,987
    02/28/1999                5,659,994              5,746,591             5,019,084
    03/31/1999                5,912,917              5,865,545             5,090,857
    04/30/1999                6,217,107              6,413,387             5,572,961
    05/31/1999                6,032,542              6,342,840             5,596,367
    06/30/1999                6,230,779              6,526,782             5,660,166
    07/31/1999                6,261,539              6,335,547             5,518,662
    08/31/1999                6,066,721              6,100,499             5,327,716
    09/30/1999                5,612,144              5,886,981             5,058,134
    10/31/1999                5,577,965              6,226,071             5,207,348
    11/30/1999                5,779,620              6,177,508             5,112,054
    12/31/1999                6,139,865              6,207,160             5,249,057
    01/31/2000                5,881,887              6,004,807             4,935,163
    02/29/2000                5,512,120              5,558,649             4,728,874
    03/31/2000                6,208,659              6,236,805             5,302,013
    04/30/2000                6,432,239              6,164,458             5,323,221
    05/31/2000                6,642,921              6,229,185             5,414,781
    06/30/2000                6,436,539              5,944,511             5,212,809
    07/31/2000                6,608,524              6,018,817             5,334,789
    08/31/2000                7,124,479              6,353,463             5,661,811
    09/30/2000                7,290,708              6,411,915             5,716,165
    10/31/2000                7,708,921              6,569,648             5,824,772
    11/30/2000                7,739,102              6,325,914             5,749,050
    12/31/2000                8,486,849              6,642,843             6,256,116
    01/31/2001                8,735,920              6,668,086             6,233,594
    02/28/2001                8,823,556              6,482,713             6,207,413
    03/31/2001                8,389,989              6,253,873             6,034,847
    04/30/2001                8,818,943              6,560,313             6,366,764
    05/31/2001                8,934,254              6,707,920             6,547,580
    06/30/2001                8,938,866              6,559,004             6,459,842

Investment Process
--------------------------------------------------------------------------------
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

* Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the Russell 1000 Value Index and Russell Mid-Cap Value Index, each an unmanaged market index.The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98. We will no longer compare the Fund to the Russell 1000 Index since the Russell 1000 Index is not a comparable Renaissance index.

                                           6.30.01 | PIMCO Funds Annual Report 7

PIMCO Growth & Income Fund

OBJECTIVE:
Long-term growth of capital, with current income as a secondary objective

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

PORTFOLIO:
Stocks of companies with market capitalizations of at least $1 billion

TOTAL NET ASSETS:
$79.5 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Ken Corba
Peter Thoms

Fund returns compared favorably to S&P 500

The PIMCO Growth & Income Fund posted returns that were solidly ahead of the S&P
500. Institutional Class shares returned -3.08% for the year, comparing favorably to the S&P 500's return of -14.83% for the same period. In addition, the Fund achieved its goal of owning a portfolio of higher yielding, lower beta securities.

Financial services and capital goods exposure boosted returns

The financial services sector performed strongly, benefiting from an aggressive Fed easing cycle. Citigroup was a steady performer throughout the period as it benefited from strength in its global business. American International Group also boasted high returns, due to firming prices across many of its insurance lines. In the second quarter, the capital goods sector performed exceptionally well. The Funds largest holding, Tyco International, had numerous accretive acquisitions and reported earnings per share that were up 29% from last year.

Investments in the energy sector led to mixed results

In the first three quarters of the period, energy stocks posted high returns as investors flocked to defensive sectors. An increase in the price of oil as well as a supply-demand imbalance of natural gas provided many energy companies with even larger returns. During this time, the Fund also benefited from gains in electricity-generating companies, which profited from a shortage of generating capacity in the American West. However, these gains were somewhat offset in the past quarter as energy companies felt the impact of commodity price declines and utilities were hurt by concerns about industry regulation.

Limited tech exposure aided performance

The Fund's underweight position in technology helped mitigate the market volatility that prevailed during the period. For the time being, we intend to remain underweight in this sector, as softness in corporate technology spending is continuing to impede a near-term recovery.

We believe that investor optimism is growing

In our view, the future is looking increasingly positive. The market has been digesting negative news very well. Some stocks appear to have found their bottoms during the spring and investors are beginning to look ahead to an economic recovery. We are confident that the Fund is well positioned to weather the current market volatility and to participate in a future recovery.

8 PIMCO Funds Annual Report | 6.30.01

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                              1 year    3 year     5 year    10 year   Inception
PIMCO Growth & Income Fund Institutional Class (Inception 12/28/94)           -3.08%    21.25%     20.57%        --       22.99%
PIMCO Growth & Income Fund Administrative Class (Inception 4/16/01)              --        --         --         --        3.36%*
S&P Mid-Cap 400 Index                                                          8.89%    14.28%     18.54%        --          --
S&P 500 Index                                                                -14.83%     3.89%     14.48%        --          --
Lipper Large-Cap Core Fund Average                                           -15.62%     2.86%     11.95%        --          --

*cumulative return


TOP TEN HOLDINGS                        % of Total
                                       Investments

Tyco International Ltd.                       3.3%
PPL Capital Funding Trust                     3.1%
Citigroup, Inc.                               2.9%
Celestica, Inc.                               2.5%
Flextronics International Ltd.                2.4%
Echostar Communications                       2.3%
Freddie Mac                                   2.3%
American International Group, Inc.            2.1%
American Home Products Corp.                  2.1%
Johnson & Johnson                             2.1%
Top Ten Total                                25.1%

TOP 5 RELATED INDUSTRIES                % of Total
                                       Investments

Financial & Business Services                22.2%
Consumer Discretionary                       14.6%
Technology                                   12.6%
Communications                                7.2%
Capital Goods                                 7.0%


PORTFOLIO COMPOSITION

Common Stock                                 80.2%
Preferred Stock                               8.6%
Convertible Bonds &Notes                      6.1%
Cash Equivalents                              5.1%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]


                                                             S&P
                                   PIMCO                  Mid-Cap400
      Month                   Growth & Income               Index                S&P 500 Index
====================      ======================       =================      ====================
    12/31/1994                  5,000,000                   5,000,000               5,000,000
    01/31/1995                  4,910,000                   5,052,050               5,129,650
    02/28/1995                  5,190,000                   5,317,126               5,329,552
    03/31/1995                  5,370,000                   5,409,394               5,486,828
    04/30/1995                  5,445,000                   5,517,999               5,648,415
    05/31/1995                  5,435,000                   5,651,109               5,874,182
    06/30/1995                  5,850,000                   5,881,160               6,010,639
    07/31/1995                  6,205,000                   6,187,969               6,209,952
    08/31/1995                  6,205,000                   6,302,409               6,225,539
    09/30/1995                  6,375,000                   6,455,173               6,488,256
    10/31/1995                  6,467,605                   6,289,081               6,465,093
    11/30/1995                  6,542,693                   6,563,757               6,748,911
    12/31/1995                  6,585,784                   6,547,426               6,878,895
    01/31/1996                  6,539,441                   6,642,416               7,113,052
    02/29/1996                  6,750,557                   6,868,179               7,178,990
    03/31/1996                  7,002,866                   6,950,487               7,248,124
    04/30/1996                  7,389,054                   7,162,762               7,354,962
    05/31/1996                  7,734,048                   7,259,631               7,544,646
    06/30/1996                  7,548,678                   7,150,700               7,573,391
    07/31/1996                  6,704,215                   6,666,927               7,238,799
    08/31/1996                  7,100,701                   7,051,429               7,391,465
    09/30/1996                  7,574,424                   7,358,871               7,807,457
    10/31/1996                  7,574,424                   7,380,285               8,022,786
    11/30/1996                  7,945,164                   7,796,017               8,629,229
    12/31/1996                  7,725,848                   7,804,670               8,458,284
    01/31/1997                  7,914,427                   8,097,657               8,986,757
    02/28/1997                  7,578,521                   8,031,095               9,057,213
    03/31/1997                  7,266,187                   7,688,729               8,685,052
    04/30/1997                  7,454,766                   7,887,944               9,203,550
    05/31/1997                  8,073,541                   8,577,666               9,763,862
    06/30/1997                  8,273,906                   8,818,698              10,201,283
    07/31/1997                  8,957,505                   9,691,838              11,012,999
    08/31/1997                  9,122,512                   9,680,208              10,396,051
    09/30/1997                  9,700,035                  10,236,819              10,965,443
    10/31/1997                  9,051,795                   9,791,518              10,599,197
    11/30/1997                  9,063,581                   9,936,432              11,089,834
    12/31/1997                  8,978,700                  10,321,966              11,280,246
    01/31/1998                  8,811,246                  10,125,849              11,405,006
    02/28/1998                  9,568,774                  10,964,269              12,227,535
    03/31/1998                 10,055,187                  11,458,757              12,853,707
    04/30/1998                 10,414,016                  11,668,453              12,983,015
    05/31/1998                 10,015,317                  11,143,372              12,759,837
    06/30/1998                 10,788,793                  11,213,575              13,278,142
    07/31/1998                 10,485,782                  10,778,489              13,136,729
    08/31/1998                  8,731,506                   8,772,612              11,237,421
    09/30/1998                  9,544,852                   9,591,097              11,957,290
    10/31/1998                  9,616,618                  10,448,541              12,929,896
    11/30/1998                 10,190,744                  10,969,923              13,713,577
    12/31/1998                 11,662,454                  12,295,090              14,503,754
    01/31/1999                 12,056,796                  11,816,811              15,110,301
    02/28/1999                 11,268,112                  11,197,610              14,640,673
    03/31/1999                 12,115,528                  11,511,143              15,226,446
    04/30/1999                 12,753,187                  12,418,221              15,816,166
    05/31/1999                 12,434,358                  12,472,861              15,442,747
    06/30/1999                 13,290,164                  13,138,912              16,299,819
    07/31/1999                 13,105,578                  12,860,367              15,790,939
    08/31/1999                 13,223,041                  12,420,542              15,712,284
    09/30/1999                 12,635,724                  12,036,748              15,282,086
    10/31/1999                 13,525,091                  12,650,622              16,249,137
    11/30/1999                 15,589,093                  13,314,779              16,579,482
    12/31/1999                 17,704,654                  14,105,677              17,556,013
    01/31/2000                 17,490,608                  13,707,897              16,674,300
    02/29/2000                 20,288,494                  14,667,450              16,358,361
    03/31/2000                 21,251,701                  15,895,115              17,958,699
    04/30/2000                 20,074,448                  15,338,786              17,418,322
    05/31/2000                 18,973,641                  15,148,585              17,060,898
    06/30/2000                 19,845,113                  15,371,270              17,481,449
    07/31/2000                 20,043,870                  15,614,136              17,208,039
    08/31/2000                 21,817,393                  17,358,235              18,276,830
    09/30/2000                 21,878,549                  17,240,199              17,311,996
    10/31/2000                 21,435,169                  16,655,756              17,238,767
    11/30/2000                 20,334,361                  15,398,246              15,879,727
    12/31/2000                 21,208,968                  16,576,212              15,957,314
    01/31/2001                 21,416,899                  16,945,862              16,523,480
    02/28/2001                 19,566,313                  15,978,253              15,016,869
    03/31/2001                 18,318,726                  14,791,069              14,065,550
    04/30/2001                 19,940,589                  16,422,524              15,158,584
    05/31/2001                 20,252,485                  16,805,169              15,260,147
    06/30/2001                 19,233,623                  16,737,948              14,888,715

Investment Process
--------------------------------------------------------------------------------
The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

* Past performance is no guarantee of future results.The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; and smaller companies, which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index and the S&P Mid-Cap 400 Index, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/16/01. We will no longer compare the Fund to the S&P 500 Index since the S&P 500 Index is not a comparable Growth & Income index.

                                           6.30.01 | PIMCO Funds Annual Report 9

PIMCO Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration

NUMBER OF SECURITIES IN THE PORTFOLIO:
51 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $5 billion

TOTAL NET ASSETS:
$1.9 billion

PIMCO ADVISORS INSTITUTIONAL MANAGER
Ken Corba

Market volatility was harsh on growth stocks

The extreme volatility experienced by the stock market over the past four quarters hit growth stocks particularly hard. Growth funds inevitably suffered in this climate, and PIMCO Growth Fund was no exception. Although the Fund posted a negative return for the period, we remain confident that its proven investment process will outperform over the course of the market cycle.

Non-cyclical stocks provided a stronghold

Under these turbulent conditions, we found refuge in non-cyclical stocks with visible and predictable earnings. The increased exposure to consumer non-cyclicals such as Philip Morris Companies, Inc., Pepsi and Wal-Mart helped contribute positively to the Fund's returns. Several of the Fund's energy holdings also boosted the portfolio's performance over the past year.

Financial services gains helped offset tech, healthcare declines

Although almost every sector felt the pain, technology stocks were hit hard during the market's correction, especially in the first quarter. In response to technology s decline, the Fund trimmed back its exposure to the sector, holding on to only those tech stocks showing strong indications of long-term growth potential. Healthcare stocks provided mixed results for the Fund. Historically, healthcare has been relatively immune to economic downturns, and in the first two quarters of the year stocks such as Johnson & Johnson did exceptionally well. However, the last two quarters brought valuation pressure to the sector, and some healthcare stocks, such as Pharmacia and Pfizer, detracted from the Fund s performance. Financial services holdings such as Citigroup and American International Group, helped pick up some slack, as the sector was given a lift by continued interest rate cuts.

Long-term outlook favors quality

In general, there are still no discernable trends in the market. Investors are waiting for signs that an economic recovery is underway. For now, the Fund's strategy is to remain invested in high quality growth companies with predictable, consistent earnings, a philosophy we believe will reward the patient investor over the long term.

10 PIMCO Funds Annual Report |6.30.01

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01


                                                                  1 year     3 year  5 year   10 year     Inception
PIMCO Growth Fund Institutional Class (Inception 3/31/99)         -32.11%      --     --        --         -4.58%
PIMCO Growth Fund Administrative Class (Inception 3/31/99)        -32.26%      --     --        --         -4.93%
S&P 500 Index                                                     -14.83%      --     --        --            --
Lipper Large-Cap Growth Fund Average                              -30.82%      --     --        --            --

TOP TEN HOLDINGS                              % of Total
                                             Investments

Citigroup, Inc.                                    4.3%
Microsoft Corp.                                    3.9%
American International Group, Inc.                 3.5%
First Data Corp.                                   3.5%
Amgen, Inc.                                        3.3%
Cardinal Health, Inc.                              2.8%
Philip Morris Cos., Inc.                           2.7%
Johnson & Johnson                                  2.7%
General Electric Co.                               2.6%
Exelon Corp.                                       2.6%
Top Ten Total                                     31.9%

TOP 5 RELATED INDUSTRIES                      % of Total
                                             Investments
Financial & Business Services                      22.1%
Technology                                         20.8%
Health Care                                        15.2%
Consumer Discretionary                             11.2%
Utilities                                           7.0%

PORTFOLIO COMPOSITION

Common Stock                                       97.9%
Cash Equivalents                                    2.1%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]


                                    PIMCO                S&P 500
          Month                     Growth                Index
       ==========                  =========            =========
        3/31/1999                  5,000,000            5,000,000
        4/30/1999                  4,876,879            5,193,650
        5/31/1999                  4,624,240            5,071,028
        6/30/1999                  4,995,203            5,352,470
        7/31/1999                  4,785,737            5,185,366
        8/31/1999                  4,798,529            5,159,538
        9/30/1999                  4,779,341            5,018,271
       10/31/1999                  5,172,689            5,335,827
       11/30/1999                  5,521,266            5,444,305
       12/31/1999                  6,500,721            5,764,974
        1/31/2000                  6,231,270            5,475,441
        2/29/2000                  6,875,690            5,371,694
        3/31/2000                  7,216,742            5,897,206
        4/30/2000                  6,572,323            5,719,760
        5/31/2000                  6,027,770            5,602,390
        6/30/2000                  6,626,966            5,740,489
        7/31/2000                  6,772,055            5,650,708
        8/31/2000                  7,459,812            6,001,673
        9/30/2000                  6,866,268            5,684,845
       10/31/2000                  6,359,401            5,660,798
       11/30/2000                  5,445,531            5,214,522
       12/31/2000                  5,614,609            5,240,000
        1/31/2001                  5,535,214            5,425,915
        2/28/2001                  4,814,558            4,931,180
        3/31/2001                  4,297,476            4,618,790
        4/30/2001                  4,739,235            4,977,716
        5/31/2001                  4,649,662            5,011,066
        6/30/2001                  4,499,016            4,889,097



Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35-40 stocks.

* Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

                                          6.30.01 | PIMCO Funds Annual Report 11

PIMCO Select Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration

NUMBER OF SECURITIES IN THE PORTFOLIO:
25 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $10 billion

TOTAL NET ASSETS:
$49.5 million

PIMCO ADVISORS INSTITUTIONAL MANAGER
Ken Corba

Growth stocks were punished by market volatility

The overall stock market experienced a very volatile and difficult past four quarters, and growth stocks were especially hard hit. Inevitably, growth funds suffered in this climate, and PIMCO Select Growth was no exception. We'd like to reassure you, however, that the Fund's long-term track record remains solid, returning a respectable 13.74% since inception.

Financial services, energy stocks buoyed the portfolio

The Fund benefited from its exposure to the financial services sector and to consumer non-cyclical stocks. Stocks such as Citigroup, a dominant franchise in money center banking, boasted positive returns, benefiting from continuous interest rate cuts. American International Group also posted gains, mainly due to increased premiums in many of its insurance lines. Targeting businesses with visible, predictable earnings, the Fund saw noteworthy results from its investments in noncyclical sectors. A larger weighting in mortgage company Freddie Mac aided results. The Fund also received a boost from certain energy holdings, such as El Paso Energy, despite difficulty in the fourth quarter.

Key growth sectors were hit hard

Technology stocks were hit relatively hard during the market's correction, especially in the first quarter. Despite strong fundamentals and a lack of sensitivity to the economy, these stocks came under valuation pressure. Through timely sales of several blue-chip companies, the Fund was able to minimize losses. However, in the second quarter, the Fund was hurt by its lack of exposure to tech when stocks that had been beaten down in the first quarter rebounded. Healthcare was a mixed bag over the past twelve months. In the first six months the healthcare sector benefited from strong performances by stocks such as Johnson and Johnson. In fact, strength in the company's skin care franchise, along with increased worldwide sales and decreased expenses helped move its stock price higher. However, in the first and second quarters of 2001, healthcare stocks contributed negatively to the portfolio's performance.

Long-term outlook favors quality

In general, there are still no discernable trends in the market. Investors are waiting for signs that an economic recovery is underway. For now, the Fund's strategy is to remain invested in high quality growth companies, a philosophy we believe will bode well for the Fund over the long term.

12 PIMCO Funds Annual Report | 6.30.01

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                          1 year     3 year     5 year    10 year    Inception
PIMCO Select Growth Fund Institutional Class (Inception 12/28/94)         -32.95%     -1.41%     10.57%        --        13.74%
PIMCO Select Growth Fund Administrative Class (Inception 5/31/95)         -32.99%     -1.73%     10.24%        --        11.88%
S&P 500 Index                                                             -14.83%      3.89%     14.48%        --           --
Lipper Large-Cap Growth Fund Average                                      -30.82%      2.46%     11.60%        --           --

TOP TEN HOLDINGS                                 % of Total
                                                Investments

   Microsoft Corp.                                     7.3%
   American International Group, Inc.                  6.1%
   Omnicom Group, Inc.                                 6.1%
   Citigroup, Inc.                                     5.3%
   Philip Morris Cos., Inc.                            5.1%
   Freddie Mac                                         4.9%
   Cardinal Health, Inc.                               4.9%
   First Data Corp.                                    4.5%
   Exelon Corp.                                        4.5%
   Illinois Tool Works, Inc.                           4.5%
   Top Ten Total                                      53.2%

TOP 5 RELATED INDUSTRIES                         % of Total
                                                Investments
   Financial & Business Services                      29.9%
   Technology                                         17.9%
   Health Care                                        16.3%
   Consumer Discretionary                              9.8%
   Consumer Staples                                    9.6%

PORTFOLIO COMPOSITION

   Common Stock                                       98.8%
   Cash Equivalents                                    1.2%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                               PIMCO
               Month        Select Growth      S&P 500 Index
            ==========      =============      =============
            12/31/1994        5,000,000          5,000,000
             1/31/1995        5,034,965          5,129,650
             2/28/1995        5,189,810          5,329,552
             3/31/1995        5,339,660          5,486,828
             4/30/1995        5,545,390          5,648,415
             5/31/1995        5,735,746          5,874,182
             6/30/1995        5,921,094          6,010,639
             7/31/1995        6,181,582          6,209,952
             8/31/1995        6,246,704          6,225,539
             9/30/1995        6,422,032          6,488,256
            10/31/1995        6,386,996          6,465,093
            11/30/1995        6,502,485          6,748,911
            12/31/1995        6,397,852          6,878,895
             1/31/1996        6,644,715          7,113,052
             2/29/1996        6,799,004          7,178,990
             3/31/1996        6,772,780          7,248,124
             4/30/1996        6,875,788          7,354,962
             5/31/1996        7,107,556          7,544,646
             6/30/1996        6,987,958          7,573,391
             7/31/1996        6,513,499          7,238,799
             8/31/1996        6,761,043          7,391,465
             9/30/1996        7,225,188          7,807,457
            10/31/1996        7,333,489          8,022,786
            11/30/1996        7,777,005          8,629,229
            12/31/1996        7,546,203          8,458,284
             1/31/1997        7,917,776          8,986,757
             2/28/1997        7,731,989          9,057,213
             3/31/1997        7,327,631          8,685,052
             4/30/1997        7,628,168          9,203,550
             5/31/1997        8,245,634          9,763,862
             6/30/1997        8,496,992         10,201,283
             7/31/1997        9,327,566         11,012,999
             8/31/1997        8,748,350         10,396,051
             9/30/1997        9,322,102         10,965,443
            10/31/1997        9,065,279         10,599,197
            11/30/1997        9,185,494         11,089,834
            12/31/1997        9,456,557         11,280,246
             1/31/1998        9,675,240         11,405,006
             2/28/1998       10,425,854         12,227,535
             3/31/1998       11,129,186         12,853,707
             4/30/1998       11,353,779         12,983,015
             5/31/1998       11,206,020         12,759,837
             6/30/1998       12,051,200         13,278,142
             7/31/1998       11,867,979         13,136,729
             8/31/1998        9,840,730         11,237,421
             9/30/1998       10,679,999         11,957,290
            10/31/1998       11,117,365         12,929,896
            11/30/1998       11,950,724         13,713,577
            12/31/1998       13,339,575         14,503,754
             1/31/1999       14,552,263         15,110,301
             2/28/1999       13,903,046         14,640,673
             3/31/1999       14,717,630         15,226,446
             4/30/1999       14,711,505         15,816,166
             5/31/1999       14,099,036         15,442,747
             6/30/1999       15,225,979         16,299,819
             7/31/1999       14,968,742         15,790,939
             8/31/1999       14,901,371         15,712,284
             9/30/1999       14,050,039         15,282,086
            10/31/1999       14,607,386         16,249,137
            11/30/1999       15,323,974         16,579,482
            12/31/1999       16,576,821         17,556,013
             1/31/2000       15,823,981         16,674,300
             2/29/2000       16,354,554         16,358,361
             3/31/2000       16,670,030         17,958,699
             4/30/2000       16,756,069         17,418,322
             5/31/2000       15,508,505         17,060,898
             6/30/2000       17,222,112         17,481,449
             7/31/2000       17,602,117         17,208,039
             8/31/2000       20,312,342         18,276,830
             9/30/2000       19,301,385         17,311,996
            10/31/2000       17,422,870         17,238,767
            11/30/2000       14,891,893         15,879,727
            12/31/2000       15,210,016         15,957,314
             1/31/2001       14,843,076         16,523,480
             2/28/2001       12,468,760         15,016,869
             3/31/2001       11,454,279         14,065,550
             4/30/2001       12,353,641         15,158,584
             5/31/2001       12,008,286         15,260,147
             6/30/2001       11,547,813         14,888,715

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

* Past performance is no guarantee of future results. Select Growth concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.

                                          6.30.01 | PIMCO Funds Annual Report 13

PIMCO Target Fund

OBJECTIVE:
Capital appreciation; no consideration
is given to income

NUMBER OF SECURITIES IN THE PORTFOLIO:
74 (not including short-term
instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of between $1 billion and $10 billion

TOTAL NET ASSETS:
$1.8 billion

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Jeff Parker
Ken Corba

Fund finished ahead of its Lipper average

PIMCO Target Fund follows a strict growth discipline, investing in quality companies in the mid-cap arena that have earnings consistency and a positive outlook for continued growth. Although this style-pure approach has generated solid, long-term results, it made for a difficult year, as mid-cap growth stocks were hurt in the stock market sell-off. Still, the Fund maintains a strong 19.55% annual return since inception, outperforming the S&P Mid-Cap 400 Index, which returned 16.56% over the same period. In addition, it has outpaced its Lipper Category Average over the past 1-year period.

Sector results reflected market volatility

The stock market's extreme volatility resulted in no single sector continuously posting positive results. Early in the period, energy companies saw a dramatic increase in demand for their products, driving stock prices higher. Utility stocks also rose dramatically as the effects of deregulation hit the industry. However, by the second quarter of 2001 energy prices started to fall, negatively affecting that sector. Utility stocks also disappointed in the second quarter as investors reacted to political uncertainties over regulation of the industry. While the technology sector struggled throughout the period, certain tech holdings performed exceptionally well in the second quarter. Companies such as KLA-Tencor and Jabil Circuit posted gains, boosting the Fund's returns.

Healthcare exposure typified performance

The same type of mixed performance characterized the healthcare sector. In the first six months, healthcare stock prices rose as hesitant investors flocked to defensive investment positions. One holding in the portfolio, Waters Corporation, saw impressive growth due to increased demand for its specialized laboratory equipment. In the first quarter of 2001, though, healthcare plummeted. Strong fundamentals did not immunize the sector from compressing valuations. By the second quarter, healthcare was once again a strong performer, with companies such as MiniMed and Cytyc posting strong gains.

Long-term outlook favors quality

Despite recent volatility in the stock market, we remain optimistic about the outlook for mid-cap stocks. In the months ahead, we will continue the Fund's focus on quality, favoring companies that meet their earnings estimates and produce earnings regardless of the economic environment. Over the long term we are confident that exposure to mid-caps with attractive fundamentals and growth potential will bode well for investors.

14 PIMCO Funds Annual Report | 6.30.01

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                          1 year   3 year   5 year   10 year  Inception
PIMCO Target Fund Institutional Class (Inception 3/31/99)                -27.47%       --       --        --      19.55%
PIMCO Target Income Fund Administrative Class (Inception 3/31/99)        -27.67%       --       --        --      19.73%
S&P Mid-Cap 400 Index                                                      8.89%       --       --        --         --
Lipper Multi-Cap Growth Fund Average                                     -31.59%       --       --        --         --


TOP TEN HOLDINGS                               % of Total
                                              Investments

   Express Scripts, Inc.                             2.8%
   Laboratory Corp. of America Holdings              2.6%
   Quest Diagnostics,  Inc.                          2.5%
   Comverse Technology, Inc.                         2.4%
   B.J.'s Wholesale Club, Inc.                       2.4%
   Mirant Corp.                                      2.3%
   Ivax Corp.                                        2.2%
   AmeriSource Health Corp.                          2.2%
   Cytyc Corp.                                       2.0%
   Everest Re Group Ltd.                             1.9%
   Top Ten Total                                    23.3%

TOP 5 RELATED INDUSTRIES                       % of Total
                                              Investments

   Technology                                       26.3%
   Health Care                                      24.9%
   Financial & Business Services                    14.8%
   Consumer Discretionary                            9.6%
   Utilities                                         5.9%


PORTFOLIO COMPOSITION

   Common Stock                                     93.4%
   Cash Equivalents                                  5.7%
   Convertible Bonds &Notes                          0.9%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                                                          S&P
        Month                  PIMCO Target         Mid-Cap 400 Index
   ===============            ==============        =================
      3/31/1999                  5,000,000              5,000,000
      4/30/1999                  5,143,819              5,394,000
      5/31/1999                  5,003,060              5,417,734
      6/30/1999                  5,428,397              5,707,041
      7/31/1999                  5,345,777              5,586,051
      8/31/1999                  5,431,457              5,395,008
      9/30/1999                  5,370,257              5,228,303
     10/31/1999                  5,875,153              5,494,946
     11/30/1999                  6,741,126              5,783,431
     12/31/1999                  8,204,952              6,126,966
      1/31/2000                  8,436,917              5,954,186
      2/29/2000                 11,525,372              6,370,979
      3/31/2000                 10,995,165              6,904,230
      4/30/2000                  9,977,831              6,663,272
      5/31/2000                  9,076,479              6,580,648
      6/30/2000                 10,305,896              6,682,648
      7/31/2000                 10,358,917              6,782,183
      8/31/2000                 12,019,127              7,539,753
      9/30/2000                 11,518,745              7,488,483
     10/31/2000                 10,309,210              7,234,623
     11/30/2000                  8,238,089              6,688,409
     12/31/2000                  8,998,917              7,200,072
      1/31/2001                  8,821,408              7,360,634
      2/28/2001                  7,636,731              6,940,342
      3/31/2001                  6,683,586              6,424,674
      4/30/2001                  7,486,234              7,133,316
      5/31/2001                  7,478,516              7,299,522
      6/30/2001                  7,474,658              7,270,324

Investment Process
--------------------------------------------------------------------------------
The Fund seeks to invest in mid-cap companies that create wealth for investors over the long term. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover.

* Past performance is no guarantee of future results.The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

                                          6.30.01 | PIMCO Funds Annual Report 15

PIMCO Opportunity Fund

OBJECTIVE:
Capital appreciation;
no consideration is given to income

NUMBER OF SECURITIES IN THE PORTFOLIO:
113 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of between $100 million and $2 billion

TOTAL NET ASSETS:
$465.7 million

PIMCO ADVISORS INSTITUTIONAL MANAGER
Michael Gaffney


Fund has performed solidly since inception

Over the past year, the stock market in general and growth stocks in particular were mired in a bear market. Substantial price corrections damaged small-cap growth stocks, and PIMCO Opportunity Fund felt the sting of this volatility as investors flocked to large-cap stocks in a perceived "flight to safety." Nonetheless, we remain confident in the Fund's long-term strategy. It has returned a solid 11.17% annually since inception.

Defensive stocks boosted returns

The Fund's holdings in non-cyclical sector--industries that have a history of performing well even when the economy is slowing--greatly helped performance. With market conditions so volatile, we increased the Fund's exposure to healthcare and consumer-related stocks--such as cable companies--which rallied the portfolio's performance. HEALTH-SOUTH, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services, garnered particularly good returns. As a market leader in a defensive industry, Healthsouth grew more attractive to investors as the market became increasingly volatile. Ilex Oncology also posted stellar returns due to recent FDA approval of its new cancer-fighting drug.

Technology and energy contributed mixed results

In late 2000 and early 2001, the technology sector declined sharply. Although we had reduced the number of technology holdings in the portfolio, downward pressure on valuations took its toll. Still, by the second quarter of 2001, technology stocks experienced a significant rebound. Speechworks International, Digital Lightwave and Microtune all posted strong gains during this period. Energy stocks also posted mixed results for the year. The sector performed well for several quarters but disappointed as commodity prices lowered and the economy decelerated, decreasing consumer demand for energy.

Small-cap growth could outperform as the economy rebounds

Our near-term outlook for the Fund is fairly optimistic. Valuations appear to have readjusted and market conditions do not seem to be getting any worse. As the economy begins to feel the effects of the Fed's interest rate cuts, we anticipate that small-cap growth stocks could outperform.

16 PIMCO Funds Annual Report |6.30.01

PIMCO Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01


                                                                      1 year     3 year   5 year   10 year   Inception
PIMCO Opportunity Fund Institutional Class (Inception 3/31/99)        -25.48%        --       --       --       11.17%
PIMCO Opportunity Fund Administrative Class (Inception 3/31/99)       -25.57%        --       --       --       11.15%
Russell 2000 Index                                                      0.66%        --       --       --          --
Lipper Small-Cap Growth Fund Average                                  -18.98%        --       --       --          --

TOP TEN HOLDINGS                              % of Total
                                             Investments

   Millicom International Cellular SA               1.7%
   Titan Pharmaceuticals, Inc.                      1.6%
   Arthur J. Gallagher & Co.                        1.6%
   Optimal Robotics Corp.                           1.6%
   Investors Financial Services Corp.               1.5%
   Digital Lightwave, Inc.                          1.4%
   HEALTHSOUTH Corp.                                1.4%
   Universal Health Services, Inc.                  1.3%
   Genesco, Inc.                                    1.3%
   Affiliated Managers Group, Inc.                  1.3%
   Top Ten Total                                   14.7%

TOP 5 RELATED INDUSTRIES% of Total

   Technology                                      22.1%
   Health Care                                     17.5%
   Consumer Discretionary                          17.2%
   Financial & Business Services                   14.2%
   Communications                                   6.7%

PORTFOLIO COMPOSITION

   Common Stock                                    94.9%
   Cash Equivalents                                 5.1%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                                PIMCO                Russell 2000
          Month              Opportunity                Index
        =========          =================       ==================
        3/31/1999               5,000,000               5,000,000
        4/30/1999               5,338,785               5,448,000
        5/31/1999               5,268,692               5,527,541
        6/30/1999               5,668,224               5,777,386
        7/31/1999               5,703,271               5,619,085
        8/31/1999               5,593,458               5,411,179
        9/30/1999               5,728,972               5,412,261
       10/31/1999               5,971,963               5,433,910
       11/30/1999               6,726,636               5,758,315
       12/31/1999               8,326,702               6,410,156
        1/31/2000               8,385,691               6,306,953
        2/29/2000              10,770,071               7,348,230
        3/31/2000              10,046,685               6,863,982
        4/30/2000               8,177,679               6,450,770
        5/31/2000               7,376,676               6,074,690
        6/30/2000               8,516,087               6,604,403
        7/31/2000               7,935,515               6,391,742
        8/31/2000               9,140,124               6,879,432
        9/30/2000               8,798,611               6,677,176
       10/31/2000               8,069,015               6,379,374
       11/30/2000               6,349,033               5,724,212
       12/31/2000               7,182,513               6,215,922
        1/31/2001               7,158,743               6,539,772
        2/28/2001               5,982,126               6,110,763
        3/31/2001               5,352,220               5,811,947
        4/30/2001               6,089,092               6,266,441
        5/31/2001               6,180,210               6,420,595
        6/30/2001               6,346,600               6,647,884

Investment Process
--------------------------------------------------------------------------------
The Fund invests in companies that are experiencing surprisingly strong earnings growth. The managers thorough, bottom-up analysis combines quantitative and qualitative criteria that results in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio's risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

* Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/31/99, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/99.

                                          6.30.01 | PIMCO Funds Annual Report 17

PIMCO Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of technology-related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS:
$2.6 billion

PIMCO ADVISORS INSTITUTIONAL MANAGER
Dennis McKechnie

Volatile market conditions rattled technology stocks

The last twelve months proved a challenging environment for technology stocks. The decelerating U.S. economy hindered the entire sector. Investor sensitivity to valuations further contributed to this rout. As fellow shareholders in Innovation, we can appreciate any concern you may have over the Fund's corresponding short-term performance. Yet we can also assure you that our confidence in the sector's long-term potential is unfazed. While prone to substantial volatility, tech has historically grown five to ten times faster than the U.S. economy. And we have every reason to believe that this trend will continue over the next full market cycle.

Storage, LAN industries strengthened the sector

Although the market experienced significant disappointment there were some bright spots. The storage sector contributed to the Fund's performance, as corporate demands for storage capabilities were not dampened by the economic downturn. Veritas Software is an example of a company that saw an increase in sales during this period. In the second quarter, local area networking also began to contribute positively to the portfolio. Companies such as Foundry and Extreme Networks both performed exceptionally well and posted significant gains for the quarter.

Other key industries continued to struggle

The fiber optics, telecommunications, and wireless industries proved to be consistent disappointments for the Fund throughout the past four quarters. The telecommunications industry fell victim to price wars between telecommunications carriers as well as tightening credit, which resulted in fewer expenditures on telecom equipment. In addition, software companies such as i2 Technologies, which had posted impressive gains in late 2000, proved disappointing in the first and second quarters of 2001.

Areas of technology are starting to recover

Due to the volatile technology market and the lack of visibility on earnings, it is hard to predict how the entire sector will perform. However, specific industries in technology have begun to show signs of recovery. It is within these areas that we intend to invest, while watching to see which industries will be next to show positive returns. Although weakness may persist in the next couple of months, we are confident that the economy will improve by year end, and that portions of corporate spending on technology will accelerate in advance of economic recovery.

18 PIMCO Funds Annual Report | 6.30.01

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                      1 year   3 year  5 year  10 year  Inception
PIMCO Innovation Fund Institutional Class (Inception 3/05/99)        -54.96%       --      --       --      4.64%
PIMCO Innovation Fund Administrative Class (Inception 3/10/00)       -55.04%       --      --       --    -57.57%
S&P 500 Index                                                        -14.83%       --      --       --        --
Lipper Science & Technology Fund Average                             -52.73%       --      --       --        --

TOP TEN HOLDINGS               % of Total
                              Investments

  Veritas Software Corp.             3.5%
  PeopleSoft, Inc.                   3.3%
  Applied Materials, Inc.            3.3%
  Siebel Systems, Inc.               3.1%
  AOL Time Warner, Inc.              3.1%
  Dell Computer Corp.                3.1%
  QUALCOMM, Inc.                     3.0%
  Sun Microsystems, Inc.             2.9%
  Micron Technology, Inc.            2.9%
  Cisco Systems, Inc.                2.7%
  Top Ten Total                     30.9%

TOP 5 RELATED INDUSTRIES       % of Total
                              Investments

  Technology                        84.7%
  Consumer Discretionary             5.4%
  Consumer Services                  3.1%
  Communications                     2.5%
  Health Care                        2.3%


PORTFOLIO COMPOSITION

  Common Stock                      98.0%
  Cash Equivalents                   2.0%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                  [GRAPH]

                                       PIMCO                S&P 500
          Month                     Innovation               Index
       ==========                   ==========             =========
        3/31/1999                    5,000,000             5,000,000
        4/30/1999                    4,939,306             5,193,650
        5/31/1999                    4,819,364             5,071,028
        6/30/1999                    5,419,075             5,352,470
        7/31/1999                    5,369,942             5,185,366
        8/31/1999                    5,783,237             5,159,538
        9/30/1999                    5,881,503             5,018,271
       10/31/1999                    6,702,312             5,335,827
       11/30/1999                    7,872,832             5,444,305
       12/31/1999                   10,557,847             5,764,974
        1/31/2000                   10,501,543             5,475,441
        2/29/2000                   14,663,230             5,371,694
        3/31/2000                   13,292,624             5,897,206
        4/30/2000                   11,202,933             5,719,760
        5/31/2000                    9,718,110             5,602,390
        6/30/2000                   11,669,454             5,740,489
        7/31/2000                   11,112,846             5,650,708
        8/31/2000                   13,057,755             6,001,673
        9/30/2000                   12,793,930             5,684,845
       10/31/2000                   11,037,238             5,660,798
       11/30/2000                    7,901,896             5,214,522
       12/31/2000                    7,512,144             5,240,000
        1/31/2001                    7,871,334             5,425,915
        2/28/2001                    5,743,407             4,931,180
        3/31/2001                    4,950,650             4,618,790
        4/30/2001                    5,679,914             4,977,716
        5/31/2001                    5,298,955             5,011,066
        6/30/2001                    5,255,417             4,889,097

Investment Process
--------------------------------------------------------------------------------
The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

* Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/99, the first full month following the Fund's Institutional Class inception on 3/05/99, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 3/31/00.

                                          6.30.01 | PIMCO Funds Annual Report 19

PIMCO Global Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration is given to income

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million

TOTAL NET ASSETS:
$251.1 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Dennis McKechnie
Jiyoung Kim

Volatile times punished tech stocks

The past twelve months proved a challenging environment for technology stocks. The decelerating U.S. economy hindered the sector worldwide. In this environment, investors became sensitive to valuations and reacted strongly to earnings disappointments, further fueling the rout. Although Global Innovation's short-term performance reflected this volatility, we remain confident in the Fund's long-term potential. We strongly believe that technology will continue to hold many of the market's most promising growth opportunities in the months and years ahead.

Non-tech innovators were a stronghold for the Fund

The Fund's exposure to non-tech innovators aided its performance during the market sell-off. Biotech stocks contributed to performance in the second half of 2000, proving especially attractive to investors looking for defensive areas in which to invest during an unstable and volatile time. United Healthcare turned in a strong performance, benefiting from its use of technology to better communicate with physicians, which enabled it to better manage its costs. King Pharmaceuticals, a biotech stock, turned in an exceptional performance, capitalizing on its strategy of buying undermarketed pharmaceuticals from larger companies and marketing them more effectively. In general, the stocks that performed the best were the ones that met or exceeded earnings expectations. Companies such as Qualcomm and Marvell performed well, while companies that posted earnings disappointments were hit the hardest.

Traditional high growth areas proved disappointing

The fiber optics, telecommunications and software industries proved to be consistent disappointments for the Fund throughout the past four quarters. For example, the telecommunications sector fell victim to tightening credit and price wars between telecommunications carriers, which resulted in fewer expenditures on telecom equipment.

Aggressive easing should spur growth

Looking ahead, we are cautiously optimistic as a result of the Federal Reserve's aggressive easing. As always, we maintain that global technology stocks offer far greater growth potential than the broader market, and therefore expect to see the tech sector resume its outperformance once signs of an economic recovery begin to appear.

20 PIMCO Funds Annual Report | 6.30.01

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                      1 year   3 year  5 year  10 year  Inception
PIMCO Global Innovation Fund Institutional Class (Inception 3/31/00) -46.81%       --      --       --    -42.58%
NASDAQ Composite Index                                               -45.50%       --      --       --        --
Lipper Science & Technology Fund Average                             -52.73%       --      --       --        --

TOP TEN HOLDINGS                         % of Total
                                        Investments

  Marvell Technology Group Ltd.                4.3%
  Check Point Software Technologies Ltd.       4.2%
  QUALCOMM, Inc.                               4.2%
  NetIQ Corp.                                  3.9%
  Oracle Corp.                                 3.1%
  Siebel Systems, Inc.                         2.7%
  Veritas Software Corp.                       2.7%
  Openwave Systems, Inc.                       2.5%
  Ulticom, Inc                                 2.5%
  Extreme Networks, Inc.                       2.5%
  Top Ten Total                               32.6%

TOP 5 RELATED INDUSTRIES                 % of Total
                                        Investments

  Technology                                  81.4%
  Communications                               9.7%
  Health Care                                  2.2%
  Capital Goods                                1.9%
  Utilities                                    1.6%

PORTFOLIO COMPOSITION

  Common Stock                                98.2%
  Cash Equivalents                             1.8%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                  [GRAPH]


                                    PIMCO Global          NASDAQ Composite
          Month                      Innovation                Index
       ==========                   ============          ================
       03/31/2000                    5,000,000                5,000,000
       04/30/2000                    4,330,689                4,221,500
       05/31/2000                    3,986,118                3,718,719
       06/30/2000                    4,700,050                4,336,771
       07/31/2000                    4,734,755                4,119,065
       08/31/2000                    5,523,054                4,599,348
       09/30/2000                    5,270,203                4,016,150
       10/31/2000                    4,553,793                3,684,818
       11/30/2000                    3,371,344                2,840,995
       12/31/2000                    3,518,035                2,701,786
       01/31/2001                    3,669,482                3,032,214
       02/28/2001                    2,604,388                2,353,301
       03/31/2001                    2,177,358                2,012,543
       04/30/2001                    2,589,492                2,314,425
       05/31/2001                    2,460,390                2,308,176
       06/30/2001                    2,500,114                2,363,341

Investment Process
--------------------------------------------------------------------------------
The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

* Past performance is no guarantee of future results. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/00, the first full month following the Fund's Institutional Class inception on 3/31/00, compared to the NASDAQ Composite Index, an unmanaged market index.

                                          6.30.01 | PIMCO Funds Annual Report 21

PIMCO Healthcare Innovation Fund

OBJECTIVE:
Capital appreciation

NUMBER OF SECURITIES IN THE PORTFOLIO:
41 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of healthcare-related companies with market capitalizations of more than $1 billion

TOTAL NET ASSETS:
$2.5 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Dennis McKechnie
Jiyoung Kim

Off to a strong start, Fund returned a solid 10.22%

PIMCO Healthcare Innovation Fund turned in solid results since its June 2000 inception. Despite an extremely volatile market, the Fund outperformed its benchmark for the one-year period ended June 30, 2001. Specifically, the Fund's Institutional Class shares returned 10.22% compared to -0.37% for the S&P Healthcare Index.

HMO's, hospitals and biotech stocks led the way

The Fund's exposure to HMO and hospital stocks boosted performance during the end of 2000 and the beginning of 2001. These companies benefited from strong fundamentals, investor rotation into more defensive sectors and greater pricing power, which resulted in larger profit margins. United Healthcare turned in a strong performance, benefiting from the use of technology to better communicate with physicians and manage costs. Biotech stocks also proved attractive to investors as earnings disappointments pervaded the stock market, and investors sought defensive areas in which to invest during an unstable and volatile time.

Pharmaceuticals produced mixed results

In the first quarter of 2001, some pharmaceutical companies disappointed as valuations came under significant pressure, while others performed well-- particularly more specialized pharmaceutical companies. One strong performer was IDEC Pharmaceuticals, a specialist in immunotherapy drugs, which saw its stock price rise significantly in the second quarter, boosted better-than-expected sales of its flagship drug, Rituxan. Another standout was King Pharmaceuticals, which turned in an exceptional performance, capitalizing on its strategy of buying undermarketed pharmaceuticals from larger companies and marketing them more effectively. However, other pharmaceutical companies suffered from negative earnings pre-announcements and high-profile FDA non-approval letters.

Outlook for healthcare is promising

Our outlook remains positive, as the healthcare sector's long-term fundamentals and earnings growth are strong. We continue to believe investors will be well served by maintaining exposure to this sector, especially given the macroeconomic backdrop.

22 PIMCO Funds Annual Report | 6.30.01

PIMCO Healthcare Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/01

                                                                             1 year   3 year  5 year  10 year  Inception
PIMCO Healthcare Innovation Fund Institutional Class (Inception 6/30/00)     10.22%       --      --       --     10.22%
S&P Healthcare Index                                                         -0.37%       --      --       --        --
Lipper Health/Biotechnology Fund Average                                     -3.11%       --      --       --        --

TOP TEN HOLDINGS                         % of Total
                                        Investments

  Protein Design Labs, Inc.                    4.6%
  Scios, Inc.                                  4.6%
  Genentech, Inc.                              4.4%
  MedImmune, Inc.                              4.4%
  Millennium Pharmaceuticals, Inc.             4.2%
  CV Therapeutics, Inc.                        4.2%
  Vertex Pharmaceuticals, Inc.                 3.6%
  Celgene Corp.                                3.5%
  Gilead Sciences, Inc.                        3.5%
  Allergan, Inc.                               3.5%
  Top Ten Total                               40.5%

TOP 5 RELATED INDUSTRIES                 % of Total
                                        Investments

  Health Care                                 99.6%

PORTFOLIO COMPOSITION

  Common Stock                                99.6%
  Cash Equivalents                             0.4%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                  [GRAPH]

                                   PIMCO                 S&P Healthcare
         MONTH             Healthcare Innovation              Index
      ==========           =====================         ==============
      06/30/2000                 5,000,000                  5,000,000
      07/31/2000                 5,110,000                  4,503,620
      08/31/2000                 5,720,000                  4,638,801
      09/30/2000                 6,215,000                  4,898,063
      10/31/2000                 6,045,000                  5,174,446
      11/30/2000                 5,575,000                  5,521,931
      12/31/2000                 6,149,645                  5,654,767
      01/31/2001                 5,427,145                  5,009,224
      02/28/2001                 5,432,746                  5,256,590
      03/31/2001                 4,755,053                  4,888,008
      04/30/2001                 5,085,498                  4,942,622
      05/31/2001                 5,343,134                  5,136,857
      06/30/2001                 5,511,157                  4,981,400

Investment Process
--------------------------------------------------------------------------------
The Fund invests in innovative companies that provide products and/or services associated with the healthcare industry. The Fund may invest across a wide range of businesses and industries, allowing it to hold a relatively diversified portfolio of healthcare-related stocks. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

* Past performance is no guarantee of future results.The fund may invest at least 65% of its assets in securities that have a connection with healthcare or medicine. The fund may at times invest in convertibles which may entail risk such as having to convert before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective. It may invest up to 15% in foreign securities, which may entail risk due to foreign economic and political developments; it may invest in smaller companies entailing greater risk than larger companies including higher volatility. Concentration of the fund's assets in one or a few sectors (such as healthcare) may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. There is additional risk with the healthcare industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/00, the first full month following the Fund's Institutional Class inception on 6/30/00 compared to the S&P Healthcare Index, an unmanaged market index.

                                          6.30.01 | PIMCO Funds Annual Report 23

PIMCO Select International Fund

OBJECTIVE:
Capital appreciation

NUMBER OF SECURITIES IN THE PORTFOLIO:
245 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies located outside of the United States with market capitalizations of more than $1 billion

TOTAL NET ASSETS:
$94.0 million

PIMCO ADVISORS INSTITUTIONAL MANAGER
Udo Frank

Fund has substantially outperformed MSCI EAFE since inception

The extreme volatility that hit the U.S. stock market over the past four quarters struck overseas markets as well. International stocks suffered from weak U.S. economic growth and a worldwide technology sell-off. In this environment, PIMCO Select International Fund had a difficult year. Over the long-term, however, the Fund has returned 16.78% annually since inception, soundly outperforming its benchmark, the MSCI EAFE Index, which returned 5.47% over the same time period.

The euro had its ups and downs

The euro rebounded in December 2000 as evidence surfaced that U.S. economic growth was slowing and interest rates would likely drop. This helped most foreign markets, as investors trimmed U.S. positions in favor of European stocks. In the beginning of 2001 the euro dropped again, but stabilized as the second quarter drew to a close.

Defensive sectors performed well

We continue to favor European companies because of their strong fundamentals as well as the continent's positive macroeconomic environment. As a result of current market conditions, the Fund's strongest holdings have been in that continent's defensive sectors, such as financial services and consumer non-cyclicals. One stock that did particularly well in the latter part of 2000 was Heineken. The company saw revenues grow significantly during this period, due in large part to key strategic acquisitions and the weak Euro.

Japan and Asia hindered performance

The Fund's holdings in Asia hindered performance throughout the year. Although the Fund's limited exposure to Japan minimized a negative contribution to the portfolio, certain investments in Japanese telecom and technology stocks hurt performance.

Near-term strategy remains defensive and opportunistic

We remain cautious about the global economic outlook and, therefore, are not making any large stock or sector bets. We plan to maintain a defensive strategy for the Fund, focusing on financials and consumer non-cyclicals. Within technology, we will look at select companies that have sustainable businesses and are selling at attractive valuations. As the euro gains strength and investors begin to trim U.S. positions, we anticipate that the Fund will begin to see more positive results.

24 PIMCO Funds Annual Report | 6.30.01

PIMCO Select International Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                            1 year    3 year   5 year   10 year   Inception
PIMCO Select International Fund Institutional Class (Inception 12/31/97)   -36.82%     8.29%       --        --     16.78%
PIMCO Select International Fund Administrative Class (Inception 12/29/00)      --        --        --        --    -20.51%*
MSCI EAFE Index                                                            -23.62%    -1.07%       --        --        --
Lipper International Fund Average                                          -24.04%    -0.29%       --        --        --

*Cumulative return

TOP TEN HOLDINGS              % of Total
                             Investments

  United Kingdom/                   5.0%
  Morgan Stanley Capital LLC
  United Kingdom/                   2.3%
  GlaxoSmithKline PLC
  Finland/                          2.0%
  Nokia Corp.
  Switzerland/                      1.8%
  Nestle SA
  Italy/                            1.8%
  Telecom Italia SpA
  United Kingdom/                   1.7%
  Vodafone Group PLC
  Japan/                            1.6%
  Toyota Motor Corp.
  United Kingdom/                   1.5%
  HSBC Holdings PLC
  United Kingdom/                   1.5%
  Shell Transport & Trading Co.
  United Kingdom/                   1.5%
  BP Amoco PLC
  Top Ten Total                    20.7%

TOP 5 COUNTRIES               % of Total
                             Investments

  United Kingdom                   24.5%
  Japan                            21.1%
  France                           10.4%
  Germany                           9.5%
  Italy                             4.8%

REGIONAL BREAKDOWN

  Asia                             30.8%
  Europe                           66.8%
  North America                     0.3%

PORTFOLIO COMPOSITION

  Common Stock                     97.9%
  Cash Equivalents                  2.1%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]




                                   PIMCO                  MSCI
      Month                  Select International      EAFE Index
   ==========                ====================      ==========
   12/31/1997                    5,000,000              5,000,000
   01/31/1998                    5,190,000              5,230,000
   02/28/1998                    5,595,000              5,566,812
   03/31/1998                    6,090,000              5,739,383
   04/30/1998                    6,385,000              5,785,872
   05/31/1998                    6,635,000              5,759,257
   06/30/1998                    6,775,000              5,804,179
   07/31/1998                    7,040,000              5,864,543
   08/31/1998                    5,940,000              5,139,099
   09/30/1998                    5,570,000              4,982,870
   10/31/1998                    5,895,000              5,503,580
   11/30/1998                    6,490,000              5,787,015
   12/31/1998                    6,970,063              6,016,759
   01/31/1999                    7,529,624              6,000,514
   02/28/1999                    7,317,751              5,858,902
   03/31/1999                    7,801,255              6,104,976
   04/30/1999                    8,393,412              6,353,448
   05/31/1999                    8,051,156              6,027,516
   06/30/1999                    8,713,937              6,263,795
   07/31/1999                    9,208,306              6,451,709
   08/31/1999                    9,555,995              6,476,870
   09/30/1999                    9,936,279              6,543,582
   10/31/1999                   10,419,783              6,790,275
   11/30/1999                   12,473,316              7,027,935
   12/31/1999                   14,617,010              7,659,746
   01/31/2000                   14,430,636              7,174,118
   02/29/2000                   16,946,679              7,368,537
   03/31/2000                   15,974,874              7,655,910
   04/30/2000                   14,297,512              7,254,740
   05/31/2000                   13,119,365              7,079,175
   06/30/2000                   13,618,580              7,357,387
   07/31/2000                   12,793,212              7,050,584
   08/31/2000                   13,432,207              7,113,334
   09/30/2000                   12,467,058              6,768,337
   10/31/2000                   11,506,788              6,609,958
   11/30/2000                   10,751,119              6,363,407
   12/31/2000                   10,802,642              6,591,217
   01/31/2001                   10,957,210              6,595,172
   02/28/2001                    9,926,752              6,103,831
   03/31/2001                    8,930,642              5,690,602
   04/30/2001                    9,342,825              6,082,684
   05/31/2001                    9,016,513              5,858,842
   06/30/2001                    8,604,330              5,619,215


Investment Process
--------------------------------------------------------------------------------
The Fund employs a distinctive, multi-level investment approach, focusing on high-quality securities with strong fundamentals. This process starts with an exhaustive bottom-up research effort focusing on both sector and regional factors. Preference is given to companies with sustainable, higher than average growth rates.

* Past performance is no guarantee of future results. The fund may invest at least 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies, which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the fund's assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/01/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the MSCI EAFE Index, an unmanaged market index.

                                          6.30.01 | PIMCO Funds Annual Report 25

PIMCO Mega-Cap Fund

OBJECTIVE:
Seeks long-term growth of capital

NUMBER OF SECURITIES IN THE PORTFOLIO:
47 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies with very large market capitalizations that have improving fundamentals and whose stocks are reasonably valued by the market

TOTAL NET ASSETS:
$2.6 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Breed
William Bannick
Katherine Burdon
Peter McManus

Growth stocks were hard-hit by market decline

In complete contrast to 1999, value stocks outperformed growth stocks in the latter part of 2000 and beginning of 2001. This proved to be a difficult environment for most large-cap growth funds, including PIMCO Mega-Cap Fund. Institutional Class shares returned -35.38% for the period ending June 30, 2001.

Consumer staples remained steady

The Fund saw strong relative performance from its consumer staples holdings, an area that was popular with investors for its defensive qualities. For example, Sysco, a wholesale food distributor, performed well due to acquisitions and an expanded product line. The company also experienced greater acceptance of its own food brand and saw its stock price climb significantly as a result.

Energy sector led to mixed results

In the latter part of 2000, the energy sector contributed positively to the portfolio. The Fund began investing in natural gas and oil producers when there was tight supply and rising demand for these commodities. Although prices should have continued to rise due to traditional heating peaks, concerns over industry regulation had a detrimental impact on performance. In addition, unusual spring weather patterns led to higher than expected weekly gas injection rates, thereby increasing reserves and putting additional downward pressure on the price of the commodity. As a result, energy stocks contributed negatively to the portfolio for the first half of 2001.

Relatively little tech exposure was an overall positive

In the first three quarters of the period, the Fund benefited from reduced exposure to the technology sector. In the second quarter of 2001, however, technology performed well, and the Fund's relative underweight in that sector hurt performance. Until corporate capital spending on technology improves, we do not think there is much of a catalyst to stimulate earnings recoveries for either hardware or software companies. Because our investment process dictates that we invest in companies with sustainable earnings growth selling at a reasonable price, we will remain considerably underweight in technology until fundamentals change.

Fundamentally sound holdings should help minimize volatility until a market turnaround

Although we are disappointed in the Fund's near-term results, we are confident that its proven strategy will reward investors over the course of a full market cycle. By giving relative valuation its due consideration in the stock selection process, the Fund hopes to avoid the market's worst volatility and add incremental value. In line with our disciplined approach, we will continue to focus on relative fundamentals and bottom-up analysis and stock selection.

26 PIMCO Funds Annual Report | 6.30.01

PIMCO Mega-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/01

                                                                            1 year    3 year   5 year   10 year   Inception
PIMCO Mega-Cap Fund Institutional Class (Inception 8/31/99)                -35.38%        --       --        --     -7.73%
S&P 500 Index                                                              -14.83%        --       --        --        --
Lipper Multi-Cap Core Fund Average                                         -12.71%        --       --        --        --

TOP TEN HOLDINGS                   % of Total
                                  Investments

  General Electric Co.                   5.7%
  Pfizer, Inc.                           4.7%
  AOL Time Warner, Inc.                  4.3%
  Gemstar-TV Guide International, Inc.   3.4%
  International Business Machines Corp.  3.1%
  Genentech, Inc.                        2.8%
  eBay, Inc.                             2.7%
  USA Education, Inc.                    2.6%
  Nvidia Corp.                           2.5%
  Genzyme Corp.                          2.4%
  Top 10 Total                          34.2%

TOP 5 RELATED INDUSTRIES           % of Total
                                  Investments

  Health Care                           24.2%
  Technology                            21.8%
  Consumer Discretionary                16.0%
  Consumer Staples                       8.2%
  Capital Goods                          7.9%

PORTFOLIO COMPOSITION

  Common Stock                          98.0%
  Cash Equivalents                       2.0%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                               PIMCO
       Month                Mega-Cap Fund        S&P 500 Index
====================     ==================   =================
     8/31/1999                5,000,000           5,000,000
     9/30/1999                4,960,000           4,863,102
    10/31/1999                5,140,000           5,170,839
    11/30/1999                5,520,000           5,275,962
    12/31/1999                6,212,079           5,586,716
     1/31/2000                6,017,013           5,306,135
     2/29/2000                6,802,276           5,205,596
     3/31/2000                6,892,306           5,714,859
     4/30/2000                6,287,104           5,542,899
     5/31/2000                5,941,988           5,429,159
     6/30/2000                6,677,234           5,562,988
     7/31/2000                6,602,209           5,475,983
     8/31/2000                7,662,564           5,816,096
     9/30/2000                7,477,502           5,509,064
    10/31/2000                6,952,326           5,485,761
    11/30/2000                5,771,931           5,053,284
    12/31/2000                5,946,864           5,077,974
     1/31/2001                5,664,487           5,258,141
     2/28/2001                4,749,585           4,778,703
     3/31/2001                4,292,134           4,475,973
     4/30/2001                4,647,929           4,823,800
     5/31/2001                4,540,626           4,856,120
     6/30/2001                4,314,724           4,737,922

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of the 250 largest publicly traded U.S. companies (by market capitalization). In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

* Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/99, the first full month following the Fund's Institutional Class inception on 8/31/99, compared to the S&P 500 Index, an unmanaged market index.

                                          6.30.01 | PIMCO Funds Annual Report 27

PIMCO Capital Appreciation Fund

OBJECTIVE:
Growth of capital

NUMBER OF SECURITIES IN THE PORTFOLIO:
98 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stocks are reasonably valued by the market

TOTAL NET ASSETS:
$745.5 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Breed
William Bannick
Katherine Burdon
Peter McManus

Fund substantially outperformed its benchmark and peers

PIMCO Capital Appreciation Fund's "growth-at-a-reasonable-price" approach proved effective in moderating the volatility that dominated the market this past year. We are pleased to report that the Fund outperformed both its benchmark and its peers for the one-year period ended June 30, 2001. Although the Fund posted a loss of 8.83%, its returns compared favorably to the 14.83% and 15.62% declines of the S&P 500 Index and Lipper Large-Cap Core Fund Average.

Financial services and consumer discretionary holdings aided performance

One of the key contributors to the Fund's success was the consistent positive performance of its financial services holdings. Spurred on by continuous Fed rate cuts as well as a steady housing boom, mortgage and insurance companies performed exceptionally well. In the first half of the year, mortgage companies such as Fannie Mae--a government-sponsored company that buys back mortgages from banks and then resells them in pools to investors--boasted high returns. Later in the period, insurance companies became the sector leaders. The Fund's investments in the consumer discretionary sector also yielded positive returns. Multi-faceted companies such as AOL Time Warner contributed positively to the portfolio.

Results in other sectors reflected market volatility

The energy sector performed with mixed results this past year. In the first three quarters of the period, investments in the energy sector contributed heavily to the Fund's performance, buoyed by rising oil prices and the supply/demand imbalance in the natural gas market. However, as energy prices started to drop in the second quarter of 2001, the energy sector disappointed. Other sectors such as technology and healthcare struggled throughout the year. Investors punished these stocks for their high valuations. An onslaught of earnings disappointments, mostly from tech companies, only worsened matters in the past quarter. Fortunately, we were able to minimize losses in these areas relative to our benchmark through selective selling.

Fund will continue to invest in companies with robust earnings prospects

Going forward, the Fund will continue to follow its fundamental strategy of investing in companies with rising earnings. We believe the stock market will recover, but do not expect a turnaround to be imminent. Although cautiously optimistic about the market, we are extremely confident that the Fund's philosophy of owning reasonably-priced companies with strong fundamentals will be rewarded in the long run.

28 PIMCO Funds Annual Report | 6.30.01

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                             1 year    3 year      5 year    10 year    Inception
PIMCO Capital Appreciation Fund Institutional Class (Inception 3/08/91)      -8.83%     7.37%      16.70%         --       16.71%
PIMCO Capital Appreciation Fund Administrative Class (Inception 7/31/96)     -9.07%     7.10%         --          --       17.94%
S&P 500 Index                                                               -14.83%     3.89%      14.48%         --          --
Lipper Large-Cap Core Fund Average                                          -15.62%     2.86%      11.95%         --          --

TOP TEN HOLDINGS                              % of Total
                                             Investments

   General Electric Co.                             4.3%
   Citigroup, Inc.                                  2.1%
   Pfizer, Inc.                                     2.1%
   AOL Time Warner, Inc.                            1.9%
   Tenet Healthcare Corp.                           1.9%
   International Business Machines Corp.            1.7%
   USA Education, Inc.                              1.6%
   Exxon Mobil Corp.                                1.5%
   United Technologies Corp.                        1.4%
   St. Paul Companies, Inc.                         1.4%
   Top Ten Total                                   19.9%

TOP 5 RELATED INDUSTRIES                      % of Total
                                             Investments

   Financial & Business Services                   20.1%
   Health Care                                     15.8%
   Consumer Discretionary                          13.0%
   Energy                                           9.9%
   Consumer Staples                                 8.4%

PORTFOLIO COMPOSITION

   Common Stock                                    91.9%
   Cash Equivalents                                 8.1%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                       PIMCO Capital
       Month           Appreciation      S&P 500 Index
     ==========       ==============    ===============
     03/31/1991          5,000,000          5,000,000
     04/30/1991          4,854,350          5,012,000
     05/31/1991          5,094,373          5,228,518
     06/30/1991          4,820,061          4,989,052
     07/31/1991          5,164,862          5,221,542
     08/31/1991          5,327,032          5,345,293
     09/30/1991          5,253,318          5,256,026
     10/31/1991          5,433,351          5,326,457
     11/30/1991          5,275,577          5,111,801
     12/31/1991          6,008,526          5,696,591
     01/31/1992          5,951,282          5,590,634
     02/29/1992          6,015,540          5,663,312
     03/31/1992          5,817,823          5,552,878
     04/30/1992          5,805,268          5,716,132
     05/31/1992          5,830,077          5,744,142
     06/30/1992          5,646,491          5,658,669
     07/31/1992          5,811,083          5,889,825
     08/31/1992          5,666,801          5,769,261
     09/30/1992          5,816,058          5,837,050
     10/31/1992          6,018,924          5,857,187
     11/30/1992          6,371,407          6,056,624
     12/31/1992          6,459,843          6,130,939
     01/31/1993          6,679,451          6,182,194
     02/28/1993          6,599,169          6,266,457
     03/31/1993          6,904,241          6,398,680
     04/30/1993          6,735,135          6,244,023
     05/31/1993          7,040,790          6,411,051
     06/30/1993          7,153,400          6,429,835
     07/31/1993          7,052,175          6,403,987
     08/31/1993          7,310,181          6,646,954
     09/30/1993          7,525,186          6,595,972
     10/31/1993          7,543,860          6,732,443
     11/30/1993          7,393,094          6,668,283
     12/31/1993          7,603,513          6,748,903
     01/31/1994          7,871,521          6,978,365
     02/28/1994          7,764,846          6,788,973
     03/31/1994          7,377,445          6,492,973
     04/30/1994          7,405,400          6,576,213
     05/31/1994          7,399,773          6,684,129
     06/30/1994          7,191,566          6,520,301
     07/31/1994          7,367,360          6,734,427
     08/31/1994          7,587,534          7,010,539
     09/30/1994          7,384,297          6,839,131
     10/31/1994          7,554,006          6,992,806
     11/30/1994          7,208,583          6,738,128
     12/31/1994          7,279,887          6,838,055
     01/31/1995          7,275,418          7,015,365
     02/28/1995          7,638,905          7,288,754
     03/31/1995          7,973,994          7,503,845
     04/30/1995          8,248,506          7,724,833
     05/31/1995          8,550,420          8,033,595
     06/30/1995          8,920,691          8,220,215
     07/31/1995          9,416,251          8,492,798
     08/31/1995          9,507,671          8,514,115
     09/30/1995          9,884,778          8,873,410
     10/31/1995          9,700,127          8,841,732
     11/30/1995          9,998,064          9,229,884
     12/31/1995          9,983,895          9,407,652
     01/31/1996         10,319,950          9,727,888
     02/29/1996         10,710,996          9,818,066
     03/31/1996         10,731,348          9,912,614
     04/30/1996         10,866,103         10,058,726
     05/31/1996         11,141,737         10,318,140
     06/30/1996         11,121,089         10,357,452
     07/31/1996         10,561,962          9,899,860
     08/31/1996         11,016,637         10,108,648
     09/30/1996         11,692,504         10,677,563
     10/31/1996         11,987,428         10,972,050
     11/30/1996         12,859,911         11,801,427
     12/31/1996         12,658,812         11,567,641
     01/31/1997         13,397,357         12,290,387
     02/28/1997         13,259,311         12,386,744
     03/31/1997         12,776,151         11,877,772
     04/30/1997         13,183,386         12,586,875
     05/31/1997         14,025,466         13,353,165
     06/30/1997         14,625,966         13,951,386
     07/31/1997         16,206,592         15,061,498
     08/31/1997         15,599,190         14,217,753
     09/30/1997         16,544,805         14,996,459
     10/31/1997         16,248,006         14,495,577
     11/30/1997         16,662,144         15,166,577
     12/31/1997         16,991,599         15,426,988
     01/31/1998         16,723,663         15,597,610
     02/28/1998         17,951,702         16,722,510
     03/31/1998         18,949,019         17,578,870
     04/30/1998         18,963,905         17,755,713
     05/31/1998         18,651,313         17,450,492
     06/30/1998         19,447,678         18,159,332
     07/31/1998         18,889,478         17,965,934
     08/31/1998         15,808,216         15,368,420
     09/30/1998         16,693,892         16,352,921
     10/31/1998         17,460,487         17,683,067
     11/30/1998         18,599,214         18,754,838
     12/31/1998         19,980,246         19,835,492
     01/31/1999         20,637,174         20,665,012
     02/28/1999         19,812,008         20,022,744
     03/31/1999         20,292,687         20,823,854
     04/30/1999         20,989,673         21,630,362
     05/31/1999         20,268,654         21,119,669
     06/30/1999         21,502,398         22,291,811
     07/31/1999         20,709,276         21,595,860
     08/31/1999         20,300,699         21,488,291
     09/30/1999         19,795,985         20,899,948
     10/31/1999         21,181,945         22,222,497
     11/30/1999         22,199,383         22,674,280
     12/31/1999         24,435,384         24,009,796
     01/31/2000         23,763,118         22,803,955
     02/29/2000         25,653,256         22,371,873
     03/31/2000         26,880,871         24,560,513
     04/30/2000         25,701,971         23,821,487
     05/31/2000         25,331,738         23,332,670
     06/30/2000         26,403,465         23,907,821
     07/31/2000         26,111,176         23,533,902
     08/31/2000         29,131,498         24,995,593
     09/30/2000         28,761,265         23,676,075
     10/31/2000         28,020,799         23,575,926
     11/30/2000         26,403,465         21,717,289
     12/31/2000         27,862,325         21,823,397
     01/31/2001         26,395,172         22,597,691
     02/28/2001         25,036,696         20,537,234
     03/31/2001         23,651,052         19,236,200
     04/30/2001         24,995,942         20,731,045
     05/31/2001         25,158,959         20,869,943
     06/30/2001         24,072,179         20,361,969

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

* Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/01/91, the first full month following the Fund's Institutional Class inception on 3/08/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.

                                          6.30.01 | PIMCO Funds Annual Report 29

PIMCO Mid-Cap Fund

OBJECTIVE:
Long-term growth of capital

NUMBER OF SECURITIES IN THE PORTFOLIO:
88 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $500 million (excluding the largest 200 companies) that have improving fundamentals and whose stocks are reasonably valued by the market

TOTAL NET ASSETS:
$1.0 billion

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Breed
William Bannick
Katherine Burdon
Peter McManus

Fund's strategy helped mitigate market volatility

Although the Fund posted a negative return for the period, its "growth-at-a-reasonable-price" strategy proved effective in moderating the steeper losses experienced by the broader market. Importantly, the Fund continued its strong long-term performance, returning 16.11% annually over the past 5 years.

Financial services exposure boosted returns

The financial services sector contributed positively to the Fund's performance for the past four quarters. Holdings in this sector were well diversified, including insurance companies, mortgage companies and smaller banks. Banks and mortgage companies both reaped the benefits of lowered interest rates. GreenPoint Financial, a national specialty housing finance company renowned for disciplined lending and high credit quality, posted positive returns, as did other regional banks such as Dime and Sovereign Bank.

Other sectors helped and hindered performance

Niche-oriented companies in the restaurant and gambling industries and consumer discretionary stocks contributed to the portfolio's performance in the past twelve months, but their positive impact was especially felt in the second quarter. In the first three quarters of the past year, energy stocks posted high returns. An increase in the price of oil as well as a supply-demand imbalance for natural gas provided many energy companies with wider profit margins. However, in the last quarter of the year, energy faltered, actually hurting performance. For much of the year, the technology sector proved disappointing as almost any exposure to technology was detrimental to a fund's performance. During most of the past year, Mid-Cap Fund benefited from its underweighting in the technology sector.

Mid-caps remain attractive for long-term investors

We are cautiously optimistic about the future. The stock market will recover, but a turnaround will not be imminent. We are confident that the flexibility of a mid-cap fund will allow investors more opportunities as the market accelerates and that the Fund's philosophy of owning companies with strong fundamentals will be rewarded in the long run.

30 PIMCO Funds Annual Report | 6.30.01

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                    1 year      3 year      5 year    10 year    Inception
PIMCO Mid-Cap Fund Institutional Class (Inception 8/26/91)          -5.33%       8.61%      16.11%         --       16.09%
PIMCO Mid-Cap Fund Administrative Class (Inception 11/30/94)        -5.51%       8.44%      15.87%         --       19.00%
Russell Mid-Cap Index                                                0.95%       8.17%      14.24%         --          --
Lipper Mid-Cap Core Fund Average                                     1.08%      11.67%      14.23%         --          --

TOP TEN HOLDINGS                            % of Total
                                           Investments

   International Game Technology                  2.4%
   Tenet Healthcare Corp.                         1.9%
   Heller Financial, Inc.                         1.8%
   McCormick & Co.                                1.7%
   Ace Ltd.                                       1.6%
   Old Republic International Corp.               1.6%
   USA Education, Inc.                            1.6%
   Jones Apparel Group, Inc.                      1.5%
   Dime Bancorp, Inc.                             1.5%
   Pacific Century Financial Corp.                1.5%
   Top Ten Total                                 17.1%

TOP 5 RELATED INDUSTRIES                    % of Total
                                           Investments

   Financial & Business Services                 30.7%
   Energy                                        13.8%
   Technology                                    13.4%
   Utilities                                     12.2%
   Health Care                                    9.8%

PORTFOLIO COMPOSITION

   Common Stock                                  93.0%
   Cash Equivalents                               7.0%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]


                                                        Russell
         Month                 PIMCO Mid-Cap         Mid-Cap Index
       ==========              =============         =============
       08/31/1991                5,000,000             5,000,000
       09/30/1991                4,974,950             4,970,800
       10/31/1991                5,157,144             5,072,701
       11/30/1991                5,011,661             4,862,945
       12/31/1991                5,665,299             5,407,887
       01/31/1992                5,671,673             5,509,555
       02/29/1992                5,727,031             5,636,110
       03/31/1992                5,555,924             5,492,107
       04/30/1992                5,519,126             5,535,055
       05/31/1992                5,524,162             5,570,812
       06/30/1992                5,378,127             5,480,453
       07/31/1992                5,525,925             5,709,591
       08/31/1992                5,364,436             5,578,099
       09/30/1992                5,541,064             5,693,789
       10/31/1992                5,722,284             5,833,116
       11/30/1992                6,066,939             6,127,047
       12/31/1992                6,185,404             6,291,558
       01/31/1993                6,414,599             6,417,263
       02/28/1993                6,216,680             6,424,579
       03/31/1993                6,470,422             6,633,570
       04/30/1993                6,293,134             6,457,781
       05/31/1993                6,562,549             6,662,815
       06/30/1993                6,765,881             6,738,172
       07/31/1993                6,682,647             6,770,650
       08/31/1993                7,013,472             7,071,740
       09/30/1993                7,201,787             7,098,825
       10/31/1993                7,128,883             7,104,717
       11/30/1993                6,929,867             6,939,959
       12/31/1993                7,160,996             7,191,324
       01/31/1994                7,309,331             7,389,733
       02/28/1994                7,299,101             7,289,232
       03/31/1994                7,033,122             6,978,711
       04/30/1994                7,058,599             7,026,585
       05/31/1994                6,930,633             7,036,141
       06/30/1994                6,700,295             6,827,801
       07/31/1994                6,851,806             7,062,131
       08/31/1994                7,210,540             7,396,947
       09/30/1994                7,026,048             7,216,165
       10/31/1994                7,167,804             7,271,369
       11/30/1994                6,829,168             6,950,556
       12/31/1994                6,991,678             7,040,844
       01/31/1995                6,924,894             7,185,463
       02/28/1995                7,346,142             7,557,383
       03/31/1995                7,582,451             7,773,675
       04/30/1995                7,753,580             7,890,902
       05/31/1995                8,020,945             8,150,197
       06/30/1995                8,493,975             8,424,125
       07/31/1995                9,295,489             8,833,116
       08/31/1995                9,367,547             8,968,440
       09/30/1995                9,501,369             9,171,037
       10/31/1995                9,355,709             8,965,881
       11/30/1995                9,536,022             9,411,754
       12/31/1995                9,599,034             9,466,624
       01/31/1996                9,789,114             9,666,181
       02/29/1996               10,026,714             9,893,143
       03/31/1996               10,152,383            10,036,296
       04/30/1996               10,364,554            10,320,625
       05/31/1996               10,539,595            10,476,466
       06/30/1996               10,325,462            10,319,110
       07/31/1996                9,831,497             9,680,460
       08/31/1996               10,367,953            10,141,443
       09/30/1996               11,095,622            10,642,329
       10/31/1996               11,169,983            10,727,681
       11/30/1996               11,849,848            11,381,211
       12/31/1996               11,841,245            11,265,123
       01/31/1997               12,326,596            11,686,551
       02/28/1997               12,120,488            11,668,787
       03/31/1997               11,774,758            11,172,864
       04/30/1997               12,027,407            11,450,845
       05/31/1997               12,858,488            12,286,299
       06/30/1997               13,483,461            12,688,306
       07/31/1997               14,733,407            13,746,765
       08/31/1997               14,713,461            13,596,925
       09/30/1997               15,750,651            14,373,309
       10/31/1997               15,418,218            13,814,188
       11/30/1997               15,524,596            14,142,965
       12/31/1997               15,887,569            14,533,311
       01/31/1998               15,605,123            14,260,085
       02/28/1998               16,523,072            15,375,224
       03/31/1998               17,031,474            16,104,009
       04/30/1998               17,278,614            16,144,269
       05/31/1998               16,692,539            15,645,411
       06/30/1998               17,010,291            15,862,100
       07/31/1998               16,523,072            15,105,478
       08/31/1998               13,578,576            12,688,602
       09/30/1998               14,560,074            13,509,554
       10/31/1998               14,962,560            14,430,906
       11/30/1998               15,788,713            15,113,487
       12/31/1998               17,147,689            15,999,138
       01/31/1999               16,406,007            15,971,939
       02/28/1999               15,523,405            15,440,074
       03/31/1999               15,597,573            15,923,348
       04/30/1999               16,398,590            17,100,083
       05/31/1999               16,361,506            17,050,493
       06/30/1999               17,066,104            17,652,376
       07/31/1999               16,598,844            17,166,935
       08/31/1999               16,035,166            16,722,312
       09/30/1999               15,738,493            16,133,686
       10/31/1999               16,279,921            16,898,423
       11/30/1999               17,221,857            17,385,098
       12/31/1999               19,373,700            18,914,986
       01/31/2000               18,911,534            18,288,900
       02/29/2000               23,033,757            19,695,317
       03/31/2000               23,987,906            20,823,858
       04/30/2000               22,504,502            19,838,890
       05/31/2000               22,019,974            19,313,159
       06/30/2000               23,018,848            19,884,829
       07/31/2000               22,504,502            19,662,119
       08/31/2000               24,509,707            21,545,750
       09/30/2000               24,845,150            21,237,645
       10/31/2000               24,405,346            20,910,586
       11/30/2000               22,780,311            19,028,633
       12/31/2000               24,883,352            20,476,712
       01/31/2001               23,750,435            20,806,387
       02/28/2001               22,995,157            19,539,278
       03/31/2001               21,882,652            18,327,843
       04/30/2001               22,637,931            19,894,873
       05/31/2001               22,750,202            20,264,918
       06/30/2001               21,790,794            20,074,428

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying over-valued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

* Past performance is no guarantee of future results. The Fund may invest at least 65% in medium cap stocks, which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/01/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the Russell Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

                                          6.30.01 | PIMCO Funds Annual Report 31

PIMCO Micro-Cap Fund

OBJECTIVE:
Long-term growth of capital

NUMBER OF SECURITIES IN THE PORTFOLIO:
50 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies with market capitalizations of less than $250 million that have improving fundamentals and whose stocks are reasonably valued by the market

TOTAL NET ASSETS:
$252.3 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Breed
William Bannick
Katherine Burdon
Peter McManus

Fund outperformed its benchmark

The PIMCO Micro-Cap Fund Institutional and Administrative Class shares returned 4.28% and 4.08%, respectively, for the trailing one-year period, outperforming the Russell 2000 Index which returned 0.66%.

Financial services and consumer discretionary stocks performed well in 2001

Fed easing and a continued proliferation of mortgage and mortgage refinancing activity benefited many financial services companies in the first and second quarters of 2001. For example, Stewart Information Services, a company that writes homeowners' title insurance, performed well in the first half of 2001. WFS Financial benefited from a decline in the number of competitors in its industry, which allowed it better pricing power. Consumer discretionary stocks also produced strong returns, despite the decelerating economy.

Energy sector led to mixed results

In the latter part of 2000, the energy sector contributed positively to the portfolio. The Fund's energy stocks were buoyed by the supply-demand imbalance in the domestic natural gas market combined with greater demand for oil in the cold winter months. However, despite strong performance in 2000, energy stocks contributed negatively to the portfolio for the first two quarters of 2001 due to a drop in commodity prices.

Underweight tech position proved a sound strategy

The Fund's underweighting in technology was a sound strategic decision, as tech stocks took the brunt of the market's decline. Although the Fund greatly trimmed its exposure to the technology sector, many of the stocks that were kept added to the portfolio's relative performance. These stocks include, Primex, Pericom, and Merix.

Fundamentally sound holdings should help minimize volatility

PIMCO Micro-Cap Fund will continue to adhere to its proven strategy. By giving relative valuation its due consideration in the stock selection process, the Fund hopes to avoid the market's worst volatility and add incremental value. Regardless of the environment, we continue to focus on relative fundamentals and bottom-up analysis and stock selection.

32 PIMCO Funds Annual Report | 6.30.01

PIMCO Micro-Cap Fund Performance and Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/01

                                                                1 year    3 year     5 year    10 year    Inception
PIMCO Micro-Cap Fund Institutional Class (Inception 6/25/93)     4.28%     4.59%     12.97%         --       16.80%
PIMCO Micro-Cap Fund Administrative Class (Inception 4/01/96)    4.08%     4.33%     12.69%         --       14.18%
Russell 2000 Index                                               0.66%     5.31%      9.62%         --         --
Lipper Small-Cap Core Fund Average                               9.12%     7.84%     12.29%         --         --

TOP TEN HOLDINGS                   % of Total
                                  Investments

   Quixote Corp.                         4.0%
   Christopher & Banks Corp.             3.9%
   Chico's FAS, Inc.                     3.5%
   ICT Group, Inc.                       3.5%
   UICI                                  3.3%
   National Processing, Inc.             3.0%
   WFS Financial, Inc.                   2.9%
   Westcorp                              2.7%
   Genesco, Inc.                         2.7%
   Diversa Corp.                         2.7%
   Top Ten Total                        32.2%

TOP 5 RELATED INDUSTRIES           % of Total
                                  Investments

   Financial & Business Services        27.6%
   Consumer Discretionary               20.2%
   Energy                               19.7%
   Technology                            8.4%
   Health Care                           4.1%

PORTFOLIO COMPOSITION

   Common Stock                         92.3%
   Cash Equivalents                      7.7%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]


                             PIMCO             Russell 2000
          Month            Micro-Cap              Index
       ==========         ===========          ============
        6/30/1993          5,000,000           5,000,000
        7/31/1993          5,021,687           5,069,050
        8/31/1993          5,277,282           5,287,932
        9/30/1993          5,442,666           5,437,157
       10/31/1993          5,547,911           5,577,164
       11/30/1993          5,517,841           5,395,460
       12/31/1993          5,893,716           5,579,823
        1/31/1994          6,099,194           5,754,639
        2/28/1994          6,084,159           5,733,749
        3/31/1994          5,763,413           5,431,753
        4/30/1994          5,903,739           5,463,963
        5/31/1994          5,723,320           5,402,493
        6/30/1994          5,487,771           5,220,213
        7/31/1994          5,482,760           5,306,033
        8/31/1994          5,808,518           5,601,580
        9/30/1994          5,958,868           5,582,590
       10/31/1994          5,953,856           5,560,037
       11/30/1994          5,838,588           5,335,355
       12/31/1994          5,953,856           5,478,183
        1/31/1995          5,803,506           5,408,993
        2/28/1995          6,003,973           5,634,170
        3/31/1995          6,124,253           5,730,740
        4/30/1995          6,389,871           5,858,077
        5/31/1995          6,455,022           5,958,777
        6/30/1995          6,941,154           6,267,918
        7/31/1995          7,472,390           6,628,950
        8/31/1995          7,602,693           6,766,103
        9/30/1995          7,813,183           6,886,946
       10/31/1995          7,707,938           6,578,962
       11/30/1995          7,923,440           6,855,344
       12/31/1995          8,111,989           7,036,188
        1/31/1996          7,666,725           7,028,589
        2/29/1996          8,040,337           7,247,670
        3/31/1996          8,444,657           7,395,160
        4/30/1996          9,355,656           7,790,579
        5/31/1996          9,729,268           8,097,606
        6/30/1996          9,452,898           7,765,118
        7/31/1996          8,736,381           7,086,913
        8/31/1996          9,268,651           7,498,379
        9/30/1996          9,601,319           7,791,416
       10/31/1996          9,350,538           7,671,350
       11/30/1996          9,780,448           7,987,410
       12/31/1996         10,044,807           8,196,760
        1/31/1997         10,387,828           8,360,531
        2/28/1997         10,073,392           8,157,788
        3/31/1997          9,581,728           7,772,822
        4/30/1997          9,324,462           7,794,508
        5/31/1997         10,444,998           8,661,647
        6/30/1997         11,348,288           9,032,885
        7/31/1997         11,977,160           9,453,185
        8/31/1997         12,520,277           9,669,663
        9/30/1997         13,800,890          10,377,483
       10/31/1997         13,292,075           9,921,911
       11/30/1997         13,349,245           9,857,419
       12/31/1997         13,730,013          10,029,924
        1/31/1998         13,453,742           9,871,451
        2/28/1998         14,488,151          10,601,938
        3/31/1998         15,561,110          11,038,738
        4/30/1998         15,708,883          11,099,782
        5/31/1998         15,137,066          10,501,504
        6/30/1998         15,201,315          10,523,557
        7/31/1998         14,237,580           9,671,149
        8/31/1998         11,635,495           7,793,012
        9/30/1998         12,053,114           8,403,205
       10/31/1998         12,001,715           8,746,055
       11/30/1998         12,522,132           9,204,349
       12/31/1998         13,197,781           9,774,098
        1/31/1999         13,304,000           9,904,093
        2/28/1999         12,374,579           9,101,862
        3/31/1999         11,405,325           9,243,851
        4/30/1999         12,500,715          10,072,100
        5/31/1999         13,025,174          10,219,153
        6/30/1999         13,277,445          10,681,058
        7/31/1999         13,051,729          10,388,397
        8/31/1999         12,573,741          10,004,027
        9/30/1999         12,274,998          10,006,027
       10/31/1999         12,122,308          10,046,052
       11/30/1999         12,826,012          10,645,801
       12/31/1999         13,914,763          11,850,906
        1/31/2000         14,180,312          11,660,106
        2/29/2000         16,596,807          13,585,189
        3/31/2000         16,357,813          12,689,925
        4/30/2000         15,235,868          11,925,992
        5/31/2000         14,439,222          11,230,707
        6/30/2000         16,676,471          12,210,024
        7/31/2000         14,804,351          11,816,861
        8/31/2000         16,643,278          12,718,488
        9/30/2000         17,466,479          12,344,564
       10/31/2000         16,065,709          11,793,997
       11/30/2000         14,472,415          10,582,753
       12/31/2000         16,392,464          11,491,812
        1/31/2001         16,735,215          12,090,535
        2/28/2001         15,729,314          11,297,396
        3/31/2001         15,252,442          10,744,953
        4/30/2001         16,720,313          11,585,209
        5/31/2001         17,234,440          11,870,205
        6/30/2001         17,390,914          12,290,410

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of U.S. companies with market capitalizations less than $250 million. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 3% of the total portfolio.

* Past performance is no guarantee of future results. The Fund may invest at least 65% in smaller cap stocks, which may entail greater risk than larger companies, including higher volatility. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) this fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/01/96.

                                          6.30.01 | PIMCO Funds Annual Report 33

PIMCO Small-Cap Value Fund

OBJECTIVE:
Long-term growth of capital and income

NUMBER OF SECURITIES IN THE PORTFOLIO:
100 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below-average price-to-earnings ratios relative to the market and their industry groups

TOTAL NET ASSETS:
$410.0 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Ben Fischer
Chris Najork
Paul Magnuson

Fund returned a strong 38.32%

We are pleased to report that PIMCO Small-Cap Value Fund posted stellar results, with Institutional shares returning an impressive 38.32% for the year ending June 30, 2001. Despite a difficult and volatile stock market, the Fund soundly beat the Russell 2000 Index, which returned 0.66%, and its Lipper Category Average, which was up 29.63%.

Investors flocked to value stocks

Market volatility over the past year led to investor preference for lower valuation securities. The Small-Cap Value Fund's strict, style-pure discipline allowed it to capitalize on this trend and take advantage of many attractive opportunities in the value market. In the first three quarters of the year, the energy and utility industries in particular helped boost returns as investors flocked to energy stocks for their defensive qualities. An increase in the price of oil as well as a supply/demand imbalance in natural gas provided many energy companies with wider profit margins, while the California electricity crisis gave an enormous lift to profits at many electricity-generating companies. In the last quarter, the Fund's energy and utility holdings detracted slightly from performance, as energy prices fell and investors became increasingly concerned about the possibility of government intervention into the utility industry.

Broad diversification proved an astute strategy

The Fund greatly benefited from its strategy of broad diversification by sector and industry. Producer durables, materials and services, and autos and transportation posted strong returns for the Fund. The Fund's financial services holdings were mixed, as the sector had a volatile year. Insurance and mortgage companies did well, helped by the Fed's interest rate cuts, while banks and lenders were hurt by concerns over consumer weakness.

We expect valuations to remain essential

It appears that the market has readily anticipated a V-shaped recovery. Cyclical stocks have clearly rebounded and investors appear generally optimistic that a recovery will occur. However,we are more cautious about the short-term future of the market and therefore are taking a defensive stance. This should help the Fund to continue its strong performance, as we believe that PIMCO Small-Cap Value Fund is well-positioned to take advantage of the ongoing shift toward low-valuation, high-dividend-paying stocks.

34 PIMCO Funds Annual Report | 6.30.01

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                          1 year    3 year     5 year    10 year    Inception
PIMCO Small-Cap Value Fund Institutional Class (Inception 10/01/91)       38.32%     6.15%     13.20%         --       13.98%
PIMCO Small-Cap Value Fund Administrative Class (Inception 11/01/95)      38.06%     5.88%     12.91%         --       14.21%
Russell 2000 Index                                                         0.66%     5.31%      9.62%         --          --
Lipper Small-Cap Value Fund Average                                       29.63%     8.73%     13.09%         --          --

TOP TEN HOLDINGS                    % of Total
                                   Investments

  Universal Forest Products, Inc.         1.3%
  Hughes Supply, Inc.                     1.2%
  Presidential Life Corp.                 1.2%
  MTS Systems Corp.                       1.1%
  Harman International Industries, Inc.   1.1%
  Sea Containers Ltd.                     1.1%
  Corn Products International, Inc.       1.1%
  Susquehanna Bancshares, Inc.            1.1%
  Homestake Mining Co.                    1.1%
  Kimball International, Inc.             1.1%
  Top Ten Total                          11.4%

TOP 5 RELATED INDUSTRIES            % of Total
                                   Investments

  Financial & Business Services          22.4%
  Consumer Discretionary                 13.3%
  Utilities                              10.9%
  Capital Goods                           9.5%
  Materials & Processing                  8.8%

PORTFOLIO COMPOSITION

  Common Stock                           97.1%
  Cash Equivalents                        2.9%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                              PIMCO         Russell 2000
         Month            Small-Cap Value       Index
   ==================     ===============   =============
        9/30/1991             5,000,000        5,000,000
       10/31/1991             5,057,765        5,132,200
       11/30/1991             4,942,474        4,894,682
       12/31/1991             5,307,711        5,286,354
        1/31/1992             5,669,482        5,715,078
        2/29/1992             5,861,326        5,881,901
        3/31/1992             5,810,840        5,682,857
        4/30/1992             5,692,503        5,483,332
        5/31/1992             5,697,568        5,556,260
        6/30/1992             5,515,246        5,295,172
        7/31/1992             5,683,331        5,479,232
        8/31/1992             5,596,835        5,324,279
        9/30/1992             5,652,803        5,446,897
       10/31/1992             5,755,927        5,618,801
       11/30/1992             6,164,818        6,049,089
       12/31/1992             6,302,353        6,259,658
        1/31/1993             6,581,536        6,471,360
        2/28/1993             6,549,919        6,322,130
        3/31/1993             6,718,541        6,527,220
        4/30/1993             6,541,983        6,347,787
        5/31/1993             6,653,133        6,628,549
        6/30/1993             6,669,012        6,669,713
        7/31/1993             6,692,411        6,761,821
        8/31/1993             6,915,669        7,053,797
        9/30/1993             6,979,457        7,252,855
       10/31/1993             7,112,529        7,439,616
       11/30/1993             6,984,825        7,197,233
       12/31/1993             7,174,310        7,443,163
        1/31/1994             7,443,124        7,676,357
        2/28/1994             7,431,872        7,648,492
        3/31/1994             7,099,942        7,245,646
        4/30/1994             7,124,167        7,288,612
        5/31/1994             6,954,544        7,206,616
        6/30/1994             6,830,154        6,963,464
        7/31/1994             6,936,926        7,077,944
        8/31/1994             7,215,540        7,472,185
        9/30/1994             7,039,274        7,446,854
       10/31/1994             6,908,581        7,416,769
       11/30/1994             6,748,316        7,117,058
       12/31/1994             6,909,938        7,307,581
        1/31/1995             6,947,635        7,215,286
        2/28/1995             7,258,630        7,515,659
        3/31/1995             7,302,170        7,644,477
        4/30/1995             7,472,713        7,814,337
        5/31/1995             7,654,211        7,948,666
        6/30/1995             7,898,295        8,361,043
        7/31/1995             8,291,107        8,842,639
        8/31/1995             8,454,664        9,025,593
        9/30/1995             8,618,222        9,186,790
       10/31/1995             8,281,407        8,775,957
       11/30/1995             8,622,778        9,144,635
       12/31/1995             8,669,760        9,385,870
        1/31/1996             8,629,498        9,375,733
        2/29/1996             8,817,388        9,667,975
        3/31/1996             9,086,486        9,864,718
        4/30/1996             9,396,789       10,392,185
        5/31/1996             9,700,346       10,801,741
        6/30/1996             9,635,021       10,358,221
        7/31/1996             9,105,773        9,453,534
        8/31/1996             9,540,028       10,002,407
        9/30/1996             9,831,792       10,393,301
       10/31/1996            10,021,779       10,233,140
       11/30/1996            10,686,731       10,654,745
       12/31/1996            11,072,978       10,934,006
        1/31/1997            11,435,630       11,152,467
        2/28/1997            11,483,984       10,882,020
        3/31/1997            11,048,801       10,368,498
        4/30/1997            11,161,626       10,397,426
        5/31/1997            12,120,640       11,554,139
        6/30/1997            12,717,001       12,049,350
        7/31/1997            13,369,775       12,610,006
        8/31/1997            13,732,427       12,898,775
        9/30/1997            14,739,794       13,842,965
       10/31/1997            14,489,967       13,235,259
       11/30/1997            14,659,205       13,149,230
       12/31/1997            14,950,861       13,379,342
        1/31/1998            14,696,739       13,167,948
        2/28/1998            15,620,050       14,142,376
        3/31/1998            16,238,414       14,725,042
        4/30/1998            16,187,590       14,806,472
        5/31/1998            15,450,635       14,008,403
        6/30/1998            14,976,274       14,037,820
        7/31/1998            13,892,018       12,900,757
        8/31/1998            11,850,569       10,395,430
        9/30/1998            12,189,399       11,209,392
       10/31/1998            12,672,231       11,666,735
       11/30/1998            13,112,710       12,278,072
       12/31/1998            13,581,889       13,038,085
        1/31/1999            13,050,655       13,211,491
        2/28/1999            12,386,612       12,141,361
        3/31/1999            12,209,534       12,330,766
        4/30/1999            13,254,295       13,435,602
        5/31/1999            13,705,844       13,631,762
        6/30/1999            14,210,516       14,247,918
        7/31/1999            14,033,438       13,857,525
        8/31/1999            13,528,766       13,344,797
        9/30/1999            12,944,408       13,347,465
       10/31/1999            12,873,577       13,400,855
       11/30/1999            12,776,184       14,200,886
       12/31/1999            12,712,411       15,808,427
        1/31/2000            12,049,549       15,553,911
        2/29/2000            11,813,462       18,121,862
        3/31/2000            12,458,163       16,927,631
        4/30/2000            12,848,615       15,908,588
        5/31/2000            13,057,462       14,981,117
        6/30/2000            12,948,499       16,287,470
        7/31/2000            13,302,630       15,763,014
        8/31/2000            13,911,010       16,965,732
        9/30/2000            14,101,696       16,466,939
       10/31/2000            14,183,418       15,732,514
       11/30/2000            13,938,250       14,116,785
       12/31/2000            15,465,047       15,329,416
        1/31/2001            15,874,224       16,128,079
        2/28/2001            16,190,407       15,070,077
        3/31/2001            16,134,610       14,333,150
        4/30/2001            16,748,376       15,454,003
        5/31/2001            17,436,538       15,834,171
        6/30/2001            17,910,812       16,394,701

Investment Process
--------------------------------------------------------------------------------
The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150-200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

* Past performance is no guarantee of future results.The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/01/95.

                                          6.30.01 | PIMCO Funds Annual Report 35

PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital

NUMBER OF SECURITIES IN THE PORTFOLIO:
288 (not including short-term instruments)

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion

TOTAL NET ASSETS:
$46.4 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Stein
Tom Seto
Cliff Quisenberry

Consistent strategy helped the Fund through volatile markets

PIMCO Tax-Efficient Equity Fund's objectives are twofold: to provide pre-tax returns above the S&P 500 Index over a market cycle and to provide after-tax returns above the S&P 500 Index by employing tax-management methods to control the realization of capital gains. Although the past year has been extremely volatile, the Fund was able to track its benchmark and slightly outperform its Lipper Category Average while avoiding capital gains distributions.

Losses can be used to benefit shareholders

Although the Fund's Institutional Class shares posted a 1-year return of -15.19%, shareholders should keep in mind that the Fund's losses have value as a tax-management tool; they can be harvested and used to offset future realized gains. In this manner, we are able to reduce future distribution of capital gains, deferring the realization of capital gains tax.

The Fund limited the impact of plummeting growth sectors

Like most large-cap stock funds, PIMCO Tax-Efficient Equity Fund'suffered from its exposure to growth stocks in general and the technology and telecommunications sectors in particular, especially in the latter part of 2000. However, careful stock selection and opportunistic selling enabled the Fund to avoid or minimize losses associated with these two sectors. In fact, the Fund was underweight in many of the companies that experienced the steepest declines.

Impact from rapid changes in sector leadership was also contained

The first two quarters of 2001 proved difficult for stocks given the decelerating economy. The market established little momentum and no one sector emerged as a leader. Given this environment, the Fund's broad holdings across all economic sectors limited downside risk while allowing participation in the market's top performers.

Signs of an economic recovery are starting to emerge

Investors seem to be looking past the discouraging current earnings trends and are rotating to sectors that are indicating an earnings rebound six months to a year down the road. Going forward, we expect our structured growth stock selection model, which stays broadly diversified, to provide the greatest opportunity to capture the next market leaders while doing so in a tax-efficient manner. We do not expect the Fund to make any capital gains distributions in the foreseeable future.

36 PIMCO Funds Annual Report | 6.30.01

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                              1 year     3 year   5 year  10 year   Inception
PIMCO Tax-Efficient Equity Fund Institutional Class (Inception 7/02/99)       -15.19%      --        --      --        -5.91%
PIMCO Tax-Efficient Equity Fund Administrative Class (Inception 9/30/98)      -15.47%      --        --      --         6.87%
S&P 500 Index                                                                 -14.83%      --        --      --           --
Lipper Large-Cap Core Fund Average                                            -15.62%      --        --      --           --

TOP TEN HOLDINGS                            % of Total
                                           Investments

     General Electric Co.                         5.0%
     Microsoft Corp.                              3.4%
     Citigroup, Inc.                              3.0%
     Pfizer, Inc.                                 2.4%
     Exxon Mobil Corp.                            2.2%
     AOL Time Warner, Inc.                        2.2%
     International Business Machines Corp.        2.0%
     Wal-Mart Stores, Inc.                        1.9%
     Intel Corp.                                  1.7%
     American International Group, Inc.           1.6%
     Top Ten Total                               25.4%


TOP 5 RELATED INDUSTRIES                    % of Total
                                           Investments

     Financial & Business Services               19.4%
     Technology                                  19.1%
     Health Care                                 13.8%
     Consumer Discretionary                      10.0%
     Capital Goods                                7.8%


PORTFOLIO COMPOSITION

     Common Stock                                98.9%
     Cash Equivalents                             1.1%


CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                                    PIMCO
        Month               Tax-Efficient Equity        S&P 500 Index
     ==========             ====================        =============
      7/31/1999                   5,000,000               5,000,000
      8/31/1999                   4,951,111               4,975,095
      9/30/1999                   4,791,111               4,838,878
     10/31/1999                   5,075,556               5,145,083
     11/30/1999                   5,164,444               5,249,682
     12/31/1999                   5,515,556               5,558,888
      1/31/2000                   5,217,778               5,279,705
      2/29/2000                   5,182,222               5,179,667
      3/31/2000                   5,631,111               5,686,394
      4/30/2000                   5,422,222               5,515,290
      5/31/2000                   5,306,667               5,402,116
      6/30/2000                   5,471,111               5,535,279
      7/31/2000                   5,386,667               5,448,707
      8/31/2000                   5,715,556               5,787,126
      9/30/2000                   5,382,222               5,481,624
     10/31/2000                   5,355,556               5,458,436
     11/30/2000                   4,964,444               5,028,114
     12/31/2000                   5,004,444               5,052,681
      1/31/2001                   5,142,222               5,231,950
      2/28/2001                   4,693,333               4,754,901
      3/31/2001                   4,408,889               4,453,678
      4/30/2001                   4,737,778               4,799,773
      5/31/2001                   4,764,444               4,831,931
      6/30/2001                   4,640,000               4,714,322

Investment Process
--------------------------------------------------------------------------------
The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. The managers consider the top 250 stocks for purchase, subject to the model's diversification guidelines. To achieve the Fund's objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions since the Fund's inception.

* Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/01/98, the first full month following the Fund's Institutional Class inception on 7/10/98, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/30/98.

                                          6.30.01 | PIMCO Funds Annual Report 37

PIMCO Structured Emerging Markets Fund

OBJECTIVE:
Long-term growth of capital

NUMBER OF SECURITIES IN THE PORTFOLIO:
321 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies located in, or whose principal business operations are based in, emerging markets

TOTAL NET ASSETS:
$27.1 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Stein
Tom Seto
Cliff Quisenberry

Fund outpaced its benchmark and peers

PIMCO Structured Emerging Markets Fund outperformed its benchmark and its Lipper Average for the trailing twelve-month period ending June 30, 2001. The Fund was able to perform relatively well in a volatile market mostly due to a focus on strategic diversification in its investment process.

Core emerging markets were hindered by U.S. economic slowdown

The U.S. is the world's leading consumer of international goods. So it stands to reason that when the American economy falters, it greatly impacts emerging market countries dependent on exports. This fact was particularly evident in larger emerging markets in Asia and Latin America. Smaller emerging markets in regions such as the Middle East and Africa tend to be more independent and less correlated to the United States. As a result, many larger emerging markets were hit hard by the decelerating U.S. economy and falling stock market while the smaller emerging countries were able to avoid much of the downdraft.

Small markets outperformed in the latter part of 2000

In the latter part of 2000, the Fund greatly benefited from its relatively large investment in smaller emerging markets. In particular, the Fund benefited from increased exposure to the Middle East and Africa, both of which fared relatively well during the recent volatile times. Also, the Fund's limited exposure to tech-heavy markets, such as Taiwan and Korea, aided performace as technology stocks were hard-hit by the market correction.

Results were mixed in early 2001

The performance of the Fund during the first and second quarters of 2001 was mixed. In the first quarter, the Fund underperformed its benchmark mostly due to country weight differences. In particular, lower weights in Taiwan and Korea negatively impacted performance as these markets staged a brief rally. However, the portfolio began to perform better in the second quarter. The U.S. Federal Reserve's surprise interest rate cut in April helped spark a rally in many emerging markets. In addition, despite declining export activity in many emerging economies, countries such as Russia and China showed domestic strength and were rewarded with strong market returns. In fact, virtually all major emerging market regions had positive performances in the second quarter.

Once bottom hits, the future looks bright

While emerging markets should benefit from falling interest rates and cheap valuations, we caution that they remain susceptible to any further degradation in the economies and stock markets of developed countries--and to possible debt defaults by emerging countries like Argentina. However, once developed economies have bottomed, it is our opinion that the emerging markets will be poised to reap above-average returns.

38 PIMCO Funds Annual Report | 6.30.01

PIMCO Structured Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                 1 year      3 year     5 year   10 year    Inception
PIMCO Structured Emerging Markets Fund Institutional Class
(Inception 6/30/98)                                                -17.46%       4.38%     --      --          4.38%
IFC Investable Composite Index                                     -23.48%       2.38%     --      --             --
Lipper Emerging Markets Fund Average                               -24.27%       0.84%     --      --             --

TOP TEN HOLDINGS                       % of Total
                                      Investments

   Baltic Nations/                           2.2%
   Societe Generale Baltic Republic
   China/                                    1.9%
   China Mobile (Hong Kong) Ltd.
   Peru/                                     1.5%
   Compania de Minas Buenaventura
   Saudi Arabia/                             1.4%
   Saudi Arabia Investment Fund
   Israel/                                   1.4%
   Teva Pharmaceutical Industries Ltd.
   Hungary/                                  1.3%
   Magyar Tavkozlesi Rt. SP - ADR
   Peru/                                     1.3%
   Credicorp Ltd.
   Venezuela/Compania Anonima                1.2%
   Nacional Telefonos de Venezuela
   Indonesia/                                1.2%
   PT Gudang Garam
   Taiwan/                                   1.1%
   Taiwan Fund, Inc.
   Top Ten Total                            14.5%

TOP 5 COUNTRIES                        % of Total
                                      Investments

   Russia                                    5.4%
   Mexico                                    5.3%
   Peru                                      5.0%
   China                                     4.7%
   South Korea                               4.5%

REGIONAL BREAKDOWN

   Asia                                     41.2%
   Latin America                            23.1%
   Europe                                   20.9%
   Africa                                   13.9%

PORTFOLIO COMPOSITION

   Common Stock                             99.1%
   Cash Equivalents                          0.9%

CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                              PIMCO Structured        IFC Investable
        Month                 Emerging Markets        Composite Index
     ==========               ================        ===============
      6/30/1998                  5,000,000             5,000,000
      7/31/1998                  5,110,000             5,199,590
      8/31/1998                  3,870,000             3,737,595
      9/30/1998                  3,970,000             3,914,989
     10/31/1998                  4,350,000             4,364,821
     11/30/1998                  4,700,000             4,693,492
     12/31/1998                  4,647,944             4,621,682
      1/31/1999                  4,564,852             4,508,451
      2/28/1999                  4,580,432             4,588,701
      3/31/1999                  4,917,992             5,117,778
      4/30/1999                  5,707,364             5,815,843
      5/31/1999                  5,873,547             5,711,740
      6/30/1999                  6,460,383             6,334,319
      7/31/1999                  6,335,745             6,242,472
      8/31/1999                  6,346,132             6,309,890
      9/30/1999                  6,226,687             6,133,844
     10/31/1999                  6,335,745             6,238,120
     11/30/1999                  6,735,624             6,798,927
     12/31/1999                  7,670,735             7,709,983
      1/31/2000                  7,720,617             7,720,777
      2/29/2000                  7,831,465             7,713,056
      3/31/2000                  7,720,617             7,825,667
      4/30/2000                  7,027,812             7,015,710
      5/31/2000                  6,756,232             6,819,972
      6/30/2000                  6,889,251             7,012,295
      7/31/2000                  6,684,181             6,674,303
      8/31/2000                  6,772,860             6,701,000
      9/30/2000                  6,251,870             6,101,930
     10/31/2000                  5,847,272             5,608,284
     11/30/2000                  5,442,674             5,113,073
     12/31/2000                  5,664,704             5,261,352
      1/31/2001                  6,275,532             5,936,909
      2/28/2001                  5,839,226             5,479,767
      3/31/2001                  5,402,920             5,007,411
      4/30/2001                  5,584,715             5,302,348
      5/31/2001                  5,773,780             5,463,009
      6/30/2001                  5,686,519             5,365,768


Investment Process
--------------------------------------------------------------------------------
The Fund follows a disciplined and systematic investment process that invests in a broad range of emerging market countries with an emphasis on the smaller and frontier emerging markets. Country allocations are maintained at equal weights within three tiers depending upon size of equity market and economy, liquidity, economic diversification and freedom of investment flows. In addition, the managers attempt to maintain exposure across the major economic sectors in each country. Generally, the Fund invests in more than 300 stocks in roughly 20 emerging market countries.

* Past performance is no guarantee of future results. The fund may invest at least 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The fund may also invest in smaller companies which may entail greater risk than larger companies, including higher volatility and may at times invest in derivatives. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index.

                                          6.30.01 | PIMCO Funds Annual Report 39

PIMCO Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE:
Long-term growth of capital. The Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies

NUMBER OF SECURITIES IN THE PORTFOLIO:
315 (not including short-term instruments)

PORTFOLIO:
Common stocks of companies located in, or whose principal business operations are based in, emerging markets

TOTAL NET ASSETS:
$74.2 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
David Stein
Tom Seto
Cliff Quisenberry

Fund outpaced its benchmark and peers

PIMCO Tax-Efficient Structured Emerging Markets Fund outperformed its benchmark and its Lipper Average for the one-year period ending June 30, 2001. The Fund was able to perform relatively well in such a volatile market mostly due to a focus on strategic diversification in its investment process.

Core emerging markets were hindered by the U.S. economic slowdown

The U.S. is the world s leading consumer of international goods. So it stands to reason that when the American economy falters, it greatly impacts emerging market countries dependent on exports. This was particularly evident in larger emerging markets in Asia and Latin America. Smaller emerging markets in regions such as the Middle East and Africa tend to be more independent and less correlated to the U.S. As a result, many larger emerging markets were hit hard by the decelerating U.S. economy and falling stock market while the smaller emerging markets were able avoid much of the downdraft.

Small markets outperformed in the latter part of 2000

In the latter part of 2000, the Fund greatly benefited from its relatively large investment in smaller emerging markets. In particular, the Fund benefited from an increased exposure to the Middle East and Africa, both of which fared relatively well during the recent volatile times. Also, the Fund s limited exposure to tech-heavy markets, such as Taiwan and Korea, aided performance as technology stocks were hard-hit by the market correction.

Results were mixed in early 2001

The performance of the Fund during the first and second quarters of 2001 was mixed. In the first quarter, the Fund underperformed its benchmark mostly due to country weight differences. In particular, lower weights in Taiwan and Korea negatively impacted performance as these markets staged a brief rally. However, the portfolio began to perform better in the second quarter. The U.S. Federal Reserve s surprise interest rate cut in April helped spark a rally in many emerging markets. In addition, despite declining export activity in many emerging economies, countries such as Russia and China showed domestic strength and were rewarded with strong market returns. In fact, all major emerging market regions had positive performances in the second quarter.

Once bottom hits, the future looks bright

While emerging markets should benefit from falling interest rates and cheap valuations, we caution that they remain susceptible to any further degradation in the economies and stock markets of developed countries--and to possible debt defaults by emerging countries like Argentina. However, once developed economies have bottomed, it is our opinion that the emerging markets will be poised to reap above-average returns.

40 PIMCO Funds Annual Report | 6.30.01

PIMCO Tax-Efficient Structured Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                                      1 year    3 year   5 year  10 year  Inception
PIMCO Tax-Effic. Struct. Emerg. Mrkts. Fund Institutional Class (Inception 6/30/98)    -18.01%   5.55%      --       --      5.55%
IFC Investable Composite Index                                                         -23.48%   2.38%      --       --        --
Lipper Emerging Markets Fund Average                                                   -24.27%   0.84%      --       --        --

TOP TEN HOLDINGS                            % of Total
                                           Investments

  Mexico/Grupo Financiero Banamex                 1.8%
  Accival, SA de CV `O'
  Baltic
  Nations/Societe Generale                        1.6%
  Baltic Republic
  India/                                          1.6%
  India Fund, Inc.
  Thailand/                                       1.4%
  Thai Euro Fund Ltd.
  Hungary/                                        1.4%
  Magyar Tavkozlesi Rt. SP - ADR
  China/                                          1.3%
  China Mobile (Hong Kong) Ltd.
  Israel/                                         1.3%
  Teva Pharmaceutical Industries Ltd.
  Russia/                                         1.3%
  LUKoil Holding SP - ADR
  Mexico/Grupo Financiero BBVA                    1.3%
  Bancomer, SA de CV `O'
  Russia/                                         1.2%
  Surgutneftegaz SP - ADR
  Top 10 Total                                   14.2%



TOP 5 COUNTRIES                             % of Total
                                           Investments

  Mexico                                          7.2%
  Russia                                          5.5%
  China                                           4.9%
  Peru                                            4.4%
  Brazil                                          4.4%


REGIONAL BREAKDOWN

  Asia                                           41.5%
  Latin America                                  25.4%
  Europe                                         19.4%
  Africa                                         12.6%

PORTFOLIO COMPOSITION

  Common Stock                                   98.9%
  Cash Equivalents                                1.1%


CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception

                                    [GRAPH]

                                PIMCO
                            Tax-Efficient
                         Structured Emerging         IFC Investable
        Month                  Markets               Composite Index
   ===============       ===================         ===============
      6/30/1998                5,000,000                5,000,000
      7/31/1998                5,100,000                5,199,590
      8/31/1998                3,835,000                3,737,595
      9/30/1998                3,970,000                3,914,989
     10/31/1998                4,385,000                4,364,821
     11/30/1998                4,770,000                4,693,492
     12/31/1998                4,731,710                4,621,682
      1/31/1999                4,636,069                4,508,451
      2/28/1999                4,681,372                4,588,701
      3/31/1999                5,023,666                5,117,778
      4/30/1999                5,854,232                5,815,843
      5/31/1999                6,045,514                5,711,740
      6/30/1999                6,669,697                6,334,319
      7/31/1999                6,709,967                6,242,472
      8/31/1999                6,709,967                6,309,890
      9/30/1999                6,599,225                6,133,844
     10/31/1999                6,715,001                6,238,120
     11/30/1999                7,163,003                6,798,927
     12/31/1999                8,167,343                7,709,983
      1/31/2000                8,197,781                7,720,777
      2/29/2000                8,385,477                7,713,056
      3/31/2000                8,218,072                7,825,667
      4/30/2000                7,457,139                7,015,710
      5/31/2000                7,056,382                6,819,972
      6/30/2000                7,173,058                7,012,295
      7/31/2000                6,894,049                6,674,303
      8/31/2000                7,000,580                6,701,000
      9/30/2000                6,407,053                6,101,930
     10/31/2000                5,970,784                5,608,284
     11/30/2000                5,539,589                5,113,073
     12/31/2000                5,787,392                5,261,352
      1/31/2001                6,396,865                5,936,909
      2/28/2001                5,917,621                5,479,767
      3/31/2001                5,480,050                5,007,411
      4/30/2001                5,714,463                5,302,348
      5/31/2001                5,990,549                5,463,009
      6/30/2001                5,881,157                5,365,768

Investment  Process
--------------------------------------------------------------------------------
The Fund follows a disciplined and systematic investment process that invests in a broad range of emerging market countries with an emphasis on the smaller and frontier emerging markets. Country allocations are maintained at equal weights within three tiers depending upon size of equity market and economy, liquidity, economic diversification and freedom of investment flows. In addition, the managers attempt to maintain exposure across the major economic sectors in each country. The Fund also utilizes a range of active tax-management strategies to minimize taxable distributions.

* Past performance is no guarantee of future results. The fund may invest at least 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The fund may also invest in smaller companies which may entail greater risk than larger companies, including higher volatility and may at times invest in derivatives. The fund may realize gains and shareholders will incur tax liability from time to time. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/01/98, the first full month following the Fund's Institutional Class inception on 6/30/98, compared to the IFC Investable Composite Index, an unmanaged market index.

                                         6.30.01 | PIMCO Funds Annual Report  41

PIMCO NFJ Equity Income Fund

OBJECTIVE:
Current income as a primary objective and long-term growth of capital as a secondary objective

NUMBER OF SECURITIES IN THE PORTFOLIO:
46 (not including short-term instruments)

PORTFOLIO:
Income-producing common stocks of companies with market capitalizations of more than $2 billion

TOTAL NET ASSETS:
$52.2 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Chris Najork
Ben Fischer

33.59% return separated NFJ Equity Income Fund from rest of pack

PIMCO NFJ Equity Income Fund turned in a strong performance for the one-year period, with Institutional Class shares up 33.59% and Administrative Class shares up 33.30%. This performance overwhelmed that of the S&P 500 Index and the Lipper Equity Income Fund Average, which returned -14.83% and 7.11%, respectively, over the same period.

Fund ranked as one of the years top-performing equity income funds

PIMCO NFJ Equity Income Fund received national recognition this past year as it ranked #1 in the Lipper Equity Income Fund category for the second quarter and #2 for the trailing one-year period ended June 30, 2001.

Rotation to value stocks produced a favorable environment

Much of the Fund's strong performance can be attributed to value's comeback. However, we attribute the Fund's excess returns over its benchmark to prescient sector and stock selection. The energy, utility, and basic industries all contributed positively to Fund performance during the period. For example, in the latter part of 2000, the Fund's investment in Caterpillar, a company which designs and manufactures earth moving machinery, boosted returns as the company saw an increase in demand for its products. Within the consumer staples sector, ConAgra Foods posted solid gains, mostly due to acquisitions and product diversification.
     In the second quarter of 2001, stock selection was positive in virtually every sector. Stocks such as JC Penney, Dana Corp., and Deluxe Corp. all posted high double-digit returns. The only slight negative was our underweighting in the financial services sector, which performed well in a falling interest rate environment. In an attempt to minimize negative contributions, the Fund maintained a zero weight in the technology sector, which benefited it for much of this period.

Future continues to look good for value stocks

We believe the global economy will continue to experience difficulty in the coming months. We also expect continued, heightened volatility in the near term as markets digest the mounting evidence of a longer economic recovery and slower global gross domestic product growth. In our view, any deviation from an expected "V"-shaped recovery would likely send aggressive growth/momentum stocks into a second bear market leg, as these stocks remain expensive on a valuation basis. With the tremendous amount of uncertainty ahead, we think that the Fund, with its attractive valuation and robust dividend yield, could turn in a strong performance.

42  PIMCO Funds Annual Report | 6.30.01

PIMCO NFJ Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                               1 year   3 year  5 year  10 year  Inception
PIMCO NFJ Equity Income Fund  Institutional Class (Inception 5/08/00)           33.59%    --      --       --       22.31%
PIMCO NFJ Equity Income Fund  Administrative Class (Inception 5/08/00)          33.30%    --      --       --       22.01%
S&P 500 Index                                                                  -14.83%    --      --       --         --
Lipper Equity Income Fund Average                                                7.11%    --      --       --         --


TOP TEN HOLDINGS                        % of Total
                                       Investments

   Deluxe Corp.                               4.0%
   Union Planters Corp.                       3.9%
   Verizon Communications, Inc.               3.7%
   KeyCorp                                    3.6%
   HRPT Properties Trust                      2.2%
   SUPERVALU, Inc.                            2.1%
   Springs Industries, Inc.                   2.0%
   Thomas & Betts Corp.                       2.0%
   CIGNA Corp.                                2.0%
   Georgia-Pacific Corp. (Timber Group)       2.0%
   Top Ten Total                             27.4%


TOP 5 RELATED INDUSTRIES                % of Total
                                       Investments

   Financial & Business Services             21.2%
   Consumer Discretionary                    15.1%
   Energy                                    14.5%
   Consumer Staples                          11.4%
   Utilities                                  9.4%


PORTFOLIO COMPOSITION

   Common Stock                              94.1%
   Cash Equivalents                           5.9%


CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund's inception


                                    [GRAPH]

                               PIMCO
       Month             NJF Equity Income           S&P 500 Index
   ==============        =================           ==============
     05/31/2000              5,000,000                 5,000,000
     06/30/2000              4,634,313                 5,123,250
     07/31/2000              4,728,125                 5,043,122
     08/31/2000              4,990,798                 5,356,351
     09/30/2000              5,021,750                 5,073,589
     10/31/2000              4,998,107                 5,052,128
     11/30/2000              4,941,364                 4,653,837
     12/31/2000              5,326,602                 4,676,575
     01/31/2001              5,449,222                 4,842,500
     02/28/2001              5,606,175                 4,400,961
     03/31/2001              5,524,371                 4,122,160
     04/30/2001              5,937,961                 4,442,493
     05/31/2001              6,193,992                 4,472,258
     06/30/2001              6,191,057                 4,363,403

Investment Process
--------------------------------------------------------------------------------
The Fund invests in companies, selected from a universe of the 1,000 largest U.S. companies by market capitalization, which the managers believe are undervalued and/or offer above-average yields. Emphasis is placed on stocks with low relative P/E ratios, calculated with respect to both trailing operating earnings and forward earnings estimates. Generally, the Fund holds only one or two stocks in each of approximately 55 industries to minimize the risk of overexposure to any one sector.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/00, the first full month following the Fund's Institutional Class inception on 5/08/00, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/8/00.

                                         6.30.01 | PIMCO Funds Annual Report  43

PIMCO NFJ Value Fund

OBJECTIVE:
Long-term growth of capital and income

NUMBER OF SECURITIES IN THE PORTFOLIO:
39 (not including short-term instruments)

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and to their industry groups

TOTAL NET ASSETS:
$1.2 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Chris Najork
Ben Fischer


Fund posted stellar results, returning 23.37% for the period

PIMCO NFJ Value Fund turned in a stellar performance, with Institutional Class shares up 23.37% for the past year, trouncing the S&P 500 Index, which returned -14.83% for the same period. In fact, the Fund was a steady outperformer, consecutively beating the S&P 500 Index for each of the past four quarters.

Strong stock selection aided results amid sector volatility

Because of economic uncertainty, the market experienced frequent sector rotation during the year. Energy stocks performed well in the first three quarters of the trailing 12-month period. However, in the fourth quarter, the energy sector disappointed as the price of oil started to drop. For example, Apache Corporation was a strong performer in the second half of 2000, but significantly underper-formed in the first half of 2001, especially in the second quarter. One exception in the energy sector was Ultramar Diamond Sham-rock, which proved to be a standout performer all year as its stock rallied on lower operating costs and a tender offer by Valero Energy Corp.
     Similarly, capital goods under-performed in the first quarter of 2001, but outperformed in the second quarter. In contrast, consumer staples, transportation and utilities outperformed in the first quarter, only to underperform in the second quarter of 2001. We expect this vacillation to continue as investors react to positive and negative developments in the economy and try to anticipate what the hoped-for recovery will look like.

Bottom-up process contributed to outperformance

The difficulty in predicting sector changes is one of the reasons we don't make proactive sector bets. Our sector weightings are basically a residual of our bottom-up stock selection process. As a result, issue selection is almost always the determinant of our excess return, as was the case this past year.

Outlook for low valuation stocks remains positive

We believe the global economy will continue to experience difficulty in the coming months. We also expect continued volatility in the near term as markets digest the mounting evidence of a longer economic recovery period and slower global gross domestic product growth. Any deviation from the expected "V"-shaped recovery would likely send the aggressive growth/momentum stocks into a second bear markets, as these stocks remain very expensive on a valuation basis. With the tremendous amount of uncertainty ahead, we think that the Fund, with its attractive valuation, could turn in a strong performance in this environment.

44  PIMCO Funds Annual Report | 6.30.01

PIMCO NFJ Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                1 year    3 year   5 year    10 year   Inception
PIMCO NFJ Value Fund Institutional Class (Inception 5/08/00)    23.37%      --       --        --       17.08%
S&P 500 Index                                                  -14.83%      --       --        --         --
Lipper Multi-Cap Value Fund Average                             11.38%      --       --        --         --

TOP TEN HOLDINGS                            % of Total
                                           Investments

   Fortune Brands, Inc.                           4.6%
   Sears, Roebuck & Co.                           4.3%
   Whirlpool Corp.                                4.2%
   Public Service Enterprise Group, Inc.          4.2%
   Union Planters Corp.                           4.0%
   UST, Inc.                                      3.7%
   Conoco, Inc.                                   3.7%
   Tupperware Corp.                               3.6%
   KeyCorp                                        3.6%
   VF Corp.                                       3.4%
   Top Ten Total                                 39.3%


TOP 5 RELATED INDUSTRIES                    % of Total
                                           Investments
   Consumer Discretionary                        20.7%
   Financial & Business Services                 18.9%
   Consumer Staples                              16.3%
   Energy                                         9.1%
   Utilities                                      8.1%


PORTFOLIO COMPOSITION

   Common Stock                                  97.5%
   Cash Equivalents                               2.5%


CHANGE IN VALUE For periods ended 6/30/01
$5,000,000 invested at the Fund s inception

                                    [GRAPH]


                               PIMCO                    S&P 500
       Month                 NFJ Value                   Index
   ==============          ==============           ================
     05/31/2000              5,000,000                   5,000,000
     06/30/2000              4,761,410                   5,123,250
     07/31/2000              4,735,079                   5,043,122
     08/31/2000              5,020,325                   5,356,351
     09/30/2000              4,989,936                   5,073,589
     10/31/2000              5,065,006                   5,052,128
     11/30/2000              4,989,936                   4,653,837
     12/31/2000              5,327,940                   4,676,575
     01/31/2001              5,346,408                   4,842,500
     02/28/2001              5,457,214                   4,400,961
     03/31/2001              5,361,589                   4,122,160
     04/30/2001              5,616,241                   4,442,493
     05/31/2001              5,875,523                   4,472,258
     06/30/2001              5,874,348                   4,363,403




Investment Process
--------------------------------------------------------------------------------
The Fund invests primarily in companies with market capitalizations of more than $10 billion which have below-average valuations and improving business fundamentals. The Fund offers investors a "pure" value approach, in which its stock holdings adhere to the manager's value criteria of low price-to-earnings ratios. Generally, the Fund holds only one or two stocks in each of approximately 50 industries to minimize the risk of overexposure to any one sector.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 6/01/00, the first full month following the Fund s Institutional Class inception on 5/08/00, compared to the S&P 500 Index, an unmanaged market index.

                                         6.30.01 | PIMCO Funds Annual Report  45

Financial Highlights

                                  Net                    Net
                                  Asset                  Realized /    Total       Dividends   Dividends    Distributions
                                  Value      Net         Unrealized    Income      from        in Excess    from Net
                                  Beginning  Investment  Gain          from        Net         of Net       Realized
Selected Per Share Data           of         Income      (Lost) on     Investment  Investment  Investment   Capital
for the Year or Period Ended:     Period     (Loss)      Investments   Operations  Income      Income       Gains

Value Fund
   Institutional Class
     06/30/2001                   $  11.42   $ 0.19 (a)  $   4.71 (a)  $    4.90   $  (0.12)   $ 0.00       $   0.00
     06/30/2000                      15.30     0.28 (a)     (1.33)(a)      (1.05)     (0.26)     0.00          (0.57)
     06/30/1999                      15.66     0.28 (a)      1.36 (a)       1.64      (0.28)     0.00          (1.72)
     06/30/1998                      14.81     0.25 (a)      2.47 (a)       2.72      (0.24)     0.00          (1.63)
     06/30/1997                      12.46     1.05          2.11           3.16      (0.31)     0.00          (0.50)
   Administrative Class
     06/30/2001                      11.35     0.15 (a)      4.69 (a)       4.84      (0.10)     0.00           0.00
     06/30/2000                      15.26     0.24 (a)     (1.33)(a)      (1.09)     (0.25)     0.00          (0.57)
     06/30/1999                      15.65     0.26 (a)      1.32 (a)       1.58      (0.25)     0.00          (1.72)
     08/21/1997-06/30/1998           15.66     0.19 (a)      1.65 (a)       1.84      (0.22)     0.00          (1.63)

Renaissance Fund
   Institutional Class
     06/30/2001                   $  14.97   $ 0.17 (a)  $   5.47 (a)  $    5.64   $  (0.10)   $ 0.00       $  (1.13)
     06/30/2000                      18.23     0.42 (a)     (0.23)(a)       0.19       0.00      0.00          (2.59)
     06/30/1999                      19.07     0.06 (a)      1.43 (a)       1.49       0.00      0.00          (2.33)
     12/30/1997-06/30/1998           16.73     0.05          2.29           2.34       0.00      0.00           0.00
   Administrative Class
     06/30/2001                      14.93     0.13 (a)      5.45 (a)       5.58      (0.09)     0.00          (1.13)
     06/30/2000                      18.18     0.11 (a)      0.09 (a)       0.20       0.00      0.00          (2.59)
     08/31/1998-06/30/1999           15.37     0.02 (a)      5.12 (a)       5.14       0.00      0.00          (2.33)

Growth & Income Fund
   Institutional Class
     06/30/2001                   $  12.98   $ 0.11 (a)  $  (0.16)(a)  $   (0.05)  $  (0.05)   $ 0.00       $   0.00
     06/30/2000                      15.84    (0.07)(a)      5.81 (a)       5.74       0.00      0.00          (8.18)
     06/30/1999                      13.53    (0.03)(a)      2.99 (a)       2.96       0.00      0.00          (0.65)
     06/30/1998                      14.04    (0.03)(a)      3.61 (a)       3.58       0.00      0.00          (4.09)
     06/30/1997                      14.66    (0.06)(a)      1.31 (a)       1.25       0.00      0.00          (1.87)
   Administrative Class
     04/16/2001 - 06/30/2001          8.93     0.01 (a)      0.29 (a)       0.30       0.00      0.00           0.00

Growth Fund
   Institutional Class
     06/30/2001                   $  35.17   $(0.04)(a)  $ (10.68)(a)  $  (10.72)  $   0.00    $ 0.00       $  (2.35)

     06/30/2000                      31.24    (0.14)(a)      9.73 (a)       9.59       0.00      0.00          (5.66)
     03/31/1999-06/30/1999           31.27    (0.01)(a)     (0.02)(a)      (0.03)      0.00      0.00           0.00
   Administrative Class
     06/30/2001                      34.95    (0.15)(a)    (10.55)(a)     (10.70)      0.00      0.00          (2.35)
     06/30/2000                      31.23    (0.21)(a)      9.59 (a)       9.38       0.00      0.00          (5.66)
     03/31/1999-06/30/1999           31.27    (0.04)(a)      0.00 (a)      (0.04)      0.00      0.00           0.00

Select Growth Fund
   Institutional Class
     06/30/2001                   $  24.02   $ 0.08 (a)  $  (7.97)(a)  $   (7.89)  $   0.00    $(0.08)      $   0.00
     06/30/2000                      24.86     0.05 (a)      2.86 (a)       2.91      (0.02)     0.00          (3.72)
     06/30/1999                      20.39    (0.04)(a)      5.24 (a)       5.20       0.00      0.00          (0.73)
     06/30/1998                      15.55     0.03 (a)      6.11 (a)       6.14       0.00      0.00          (1.30)
     06/30/1997                      13.55     0.03 (a)      2.78 (a)       2.81      (0.02)     0.00          (0.79)
   Administrative Class
     06/30/2001                      23.66     0.02 (a)     (7.80)(a)      (7.78)      0.00     (0.08)          0.00
     06/30/2000                      24.67    (0.01)(a)      2.76 (a)       2.75      (0.03)     0.00          (3.72)
     06/30/1999                      20.32    (0.03)(a)      5.11 (a)       5.08       0.00      0.00          (0.73)
     06/30/1998                      15.53    (0.01)(a)      6.10 (a)       6.09       0.00      0.00          (1.30)
     06/30/1997                      13.56     0.00 (a)      2.77 (a)       2.77      (0.01)     0.00          (0.79)

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(c) Ratio of expenses to average net assets excluding interest expense is 0.88%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.08%.


46 PIMCO Funds Annual Report | 6.30.01 | See accoompanying notes

Distri-
butions in                                                                                               Ratio of Net
Excess                                                                                                   Investment
of Net                           Fund              Net Asset                               Ratio of      Income
Realized   Tax Basis   Total     Reimbursement     Value End               Net Assets      Expenses to   (Loss)
Capital    Return 0f   Distri-   Fee Added to      of             Total    End of          Average Net   to Average   Portfolio
Gains      Capital     butions   Paid-In-Capital   Period         Return   Period (000s]   Assets        Net Assets   Turnover Rate
$   0.00   $ 0.00      $ (0.12)  $   0.00          $  16.20      43.07%    $ 67,601          0.70%         1.31%          204%
   (2.00)    0.00        (2.83)      0.00             11.42      (6.65)      41,996          0.70          2.18           196
    0.00     0.00        (2.00)      0.00             15.30      12.30       69,181          0.71          1.99           101
    0.00     0.00        (1.87)      0.00             15.66      19.35       83,219          0.71          1.59            77
    0.00     0.00        (0.81)      0.00             14.81      26.38       74,613          0.73          2.02            71

    0.00     0.00        (0.10)      0.00             16.09      42.83       41,924          0.95          1.08           204
   (2.00)    0.00        (2.82)      0.00             11.35      (7.00)      24,380          0.96          1.97           196
    0.00     0.00        (1.97)      0.00             15.26      11.91       23,164          0.95          1.81           101
    0.00     0.00        (1.85)      0.00             15.65      12.71       10,349          0.96*         1.40*           77


 $  0.00   $ 0.00      $ (1.23)  $   0.00          $  19.38      38.88%    $ 42,514          0.85%         0.95%          138%
   (0.86)    0.00        (3.45)      0.00             14.97       3.30        6,394          0.85          2.73           133
    0.00     0.00        (2.33)      0.00             18.23      10.24          136          0.86          0.38           221
    0.00     0.00         0.00       0.00             19.07      13.99          851          0.86*         0.55*          192

    0.00     0.00        (1.22)      0.00             19.29      38.50        3,288          1.10          0.74           138
   (0.86)    0.00        (3.45)      0.00             14.93       3.36          953          1.10          0.71           133
    0.00     0.00        (2.33)      0.00             18.18      36.41          427          1.09*         0.13*          221


 $ (3.63)  $ 0.00      $ (3.68)  $   0.00          $   9.25      (3.08)%   $  5,196          0.85%         1.00%           77%
   (0.42)    0.00        (8.60)      0.00             12.98      49.32        4,914          1.03 (c)     (0.46)          195
    0.00     0.00        (0.65)      0.00             15.84      23.18        7,399          0.89         (0.22)          273
    0.00     0.00        (4.09)      0.00             13.53      30.40        8,488          0.89         (0.25)          268
    0.00     0.00        (1.87)      0.00             14.04       9.61        7,591          1.15         (0.43)          202

    0.00     0.00         0.00       0.00              9.23       3.36     $ 30,436          1.07*         0.52*           77


 $  0.00   $ 0.00      $ (2.35)  $   0.00          $  22.10     (32.11)%   $ 25,645          0.75%        (0.15)%          85%
    0.00     0.00        (5.66)      0.00             35.17      32.66       17,533          0.77         (0.39)           72
    0.00     0.00         0.00       0.00             31.24      (0.10)         948          0.74*        (0.19)*         131

    0.00     0.00        (2.35)      0.00             21.90     (32.26)       5,241          1.00         (0.50)           85
    0.00     0.00        (5.66)      0.00             34.95      31.92       15,116          1.02         (0.63)           72
    0.00     0.00         0.00       0.00             31.23      (0.13)       6,164          0.97*        (0.53)*         131


 $  0.00   $ 0.00      $ (0.08)  $   0.00          $  16.05     (32.95)%   $  3,278          0.85%         0.40%          150%
    0.00    (0.01)       (3.75)      0.00             24.02      13.11        2,613          0.94 (b)      0.20           170
    0.00     0.00        (0.73)      0.00             24.86      26.34        1,184          1.01         (0.20)           95
    0.00     0.00        (1.30)      0.00             20.39      41.83        1,915          0.83          0.20           120
    0.00     0.00        (0.81)      0.00             15.55      21.59        6,444          0.87          0.23           139

    0.00     0.00        (0.08)      0.00             15.80     (32.99)         140          1.10          0.10           150
    0.00    (0.01)       (3.76)      0.00             23.66      12.54           49          1.18 (d)     (0.05)          170
    0.00     0.00        (0.73)      0.00             24.67      25.84           15          1.08         (0.17)           95
    0.00     0.00        (1.30)      0.00             20.32      41.54      128,666          1.08         (0.07)          120
    0.00     0.00        (0.80)      0.00             15.53      21.20       29,332          1.13         (0.03)          139

                See accompanyning notes | 6.30.01 | PIMCO Funds Annual Report 47

                                                          Net
                                                          Realized /    Total                       Dividends     Distributions
                                 Net Asset   Net          Unrealized    Income        Dividends     in Excess     from Net
                                 Value       Investment   Gain (Loss)   from          from  Net     of Net        Realized
Selected Per Share Data          Beginning   Income       on            Investment    Investment    Investment    Capital
 for the Year or Period Ended:   of Period   (Loss)       Investments   Operations    Income        Income        Gains
Target Fund
 Institutional Class
  06/30/2001                     $  31.10    $ (0.08)(a)  $ (7.62)(a)   $   (7.70)    $   0.00      $  0.00       $    (1.41)
  06/30/2000                        17.74      (0.14)(a)    15.30 (a)       15.16         0.00         0.00            (1.80)
  03/31/1999-06/30/1999             16.34      (0.02)(a)     1.42 (a)        1.40         0.00         0.00             0.00
 Administrative Class
  06/30/2001                        31.29      (0.15)(a)    (7.66)(a)       (7.81)        0.00         0.00            (1.41)
  06/30/2000                        17.73      (0.19)(a)    15.55 (a)       15.36         0.00         0.00            (1.80)
  03/31/1999-06/30/1999             16.34      (0.03)(a)     1.42 (a)        1.39         0.00         0.00             0.00

Opportunity Fund
 Institutional Class
  06/30/2001                     $  27.43    $ (0.05)(a)  $ (6.28)(a)   $   (6.33)    $   0.00      $  0.00       $     0.00
  06/30/2000                        24.26      (0.12)(a)    11.17 (a)       11.05         0.00         0.00            (7.88)
  03/31/1999-06/30/1999             21.40      (0.03)(a)     2.89 (a)        2.86         0.00         0.00             0.00
 Administrative Class
  06/30/2001                        27.44      (0.11)(a)    (6.25)(a)       (6.36)        0.00         0.00             0.00
  06/30/2000                        24.26      (0.18)(a)    11.24 (a)       11.06         0.00         0.00            (7.88)
  03/31/1999-06/30/1999             21.40      (0.05)(a)     2.91 (a)        2.86         0.00         0.00             0.00

Innovation Fund
 Institutional Class
  06/30/2001                     $  72.54    $ (0.26)(a)  $(36.96)(a)   $  (37.22)    $   0.00      $  0.00       $     0.00
  06/30/2000                        37.50      (0.37)(a)    41.80 (a)       41.43         0.00         0.00            (6.39)
  03/05/1999-06/30/1999             32.73      (0.05)(a)     4.82 (a)        4.77         0.00         0.00             0.00
 Administrative Class
  12/31/2000                        72.33      (0.28)(a)   (36.88)(a)      (37.16)        0.00         0.00             0.00
  03/10/2000-06/30/2000             99.70      (0.20)(a)   (27.17)(a)      (27.37)        0.00         0.00             0.00

Global Innovation Fund
 Institutional Class
  06/30/2001                     $  18.96    $ (0.15)(a)    (8.71)(a)   $   (8.86)    $   0.00      $  0.00       $     0.00
  03/31/2000-06/30/2000             20.17      (0.01)(a)    (1.20)(a)       (1.21)        0.00         0.00             0.00

Healthcare Innovation Fund
 Institutional Class
  06/30/2001                     $  10.00    $ (0.06)(a)  $  1.18 (a)   $    1.12     $   0.00      $  0.00       $     0.00


Select International Fund
 Institutional Class
  06/30/2001                     $  20.46    $  0.03 (a)  $ (4.89)(a)   $   (4.86)    $   0.00      $  0.00       $     0.00
  06/30/2000                        16.04      (0.05)(a)     8.90 (a)        8.85         0.00         0.00            (4.43)
  06/30/1999                        13.55      (0.02)(a)     3.56 (a)        3.54        (0.02)        0.00            (1.03)
  12/31/1997-06/30/1998             10.00       0.00 (a)     3.55 (a)        3.55         0.00         0.00             0.00
 Administrative Class
  12/29/2000-06/30/2001              6.29       0.05 (a)    (1.34)(a)       (1.29)        0.00         0.00             0.00

Mega-Cap Fund
 Institutional Class
  06/30/2001                     $  13.35    $ (0.01)(a)  $ (4.23)(a)   $   (4.24)    $  (0.04)     $  0.00       $     0.00
  08/31/1999-06/30/2000             10.00       0.00 (a)     3.35 (a)        3.35         0.00         0.00             0.00

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.25%.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.
(e) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.48% for the period ended June 30, 2000.
(f) Ratio of expenses to average net assets excluding interest expense is 0.82%.

48 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                          Fund                                                            Ratio of Net
Distributions                             Reimbursement                        Net Assets   Ratio of      Investment
in Excess of   Tax Basis                  Fee Added to    Net Asset            End of       Expenses to   Income (Loss)  Portfolio
Net Realized   Return 0f  Total           Paid-In-        Value End   Total    Period       Average Net   to Average     Turnover
Capital Gains  Capital    Distributions   Capital         of Period   Return   (000s)       Assets        Net Assets     Rate

$    (2.62)    $   0.00   $     (4.03)    $     0.00     $   19.37   (27.47)%  $   22,228       0.80%        (0.35)%       109%
      0.00         0.00         (1.80)          0.00         31.10    89.85        18,436       0.81         (0.50)         99
      0.00         0.00          0.00           0.00         17.74     8.57         1,298       0.79*        (0.39)*       229

     (2.62)        0.00         (4.03)          0.00         19.45   (27.67)        6,408       1.05         (0.60)        109
      0.00         0.00         (1.80)          0.00         31.29    91.13         6,699       1.06         (0.78)         99
      0.00         0.00          0.00           0.00         17.73     8.51         5,513       1.02*        (0.61)*       229


$    (5.08)    $   0.00   $     (5.08)    $     0.00     $   16.02   (25.48)%  $   84,567       0.90%        (0.27)%       237%
      0.00         0.00         (7.88)          0.00         27.43    50.24        39,205       0.91         (0.42)        254
      0.00         0.00          0.00           0.00         24.26    13.36           417       0.88*        (0.54)*       175

     (5.08)        0.00         (5.08)          0.00         16.00   (25.57)        7,309       1.15         (0.52)        237
      0.00         0.00         (7.88)          0.00         27.44    50.36         8,486       1.16         (0.67)        254
      0.00         0.00          0.00           0.00         24.26    13.36         2,010       1.12*        (0.82)*       175


$    (6.35)    $   0.00   $     (6.35)    $     0.00     $   28.97   (54.96)%  $   20,608       0.90%        (0.55)%       271%
      0.00         0.00         (6.39)          0.00         72.54   115.34        28,334       0.90         (0.52)        186
      0.00         0.00          0.00           0.00         37.50    14.57           444       0.88*        (0.15)*       119

     (6.35)        0.00         (6.35)          0.00         28.82   (55.04)        4,173       1.15         (0.77)        271
      0.00         0.00          0.00           0.00         72.33   (27.45)          668       1.15*        (0.92)*       186


$    (0.03)    $   0.00   $     (0.03)    $     0.00     $   10.07   (46.81)%  $      224       1.40%        (0.98)%       261%
      0.00         0.00          0.00           0.00         18.96    (6.00)          403       1.40 (c)*    (0.25)*       131


$    (1.28)    $   0.00   $     (1.28)    $     0.00     $    9.84    10.22%   $    1,058       1.01%(e)(f)  (0.56)%       214%


$   (10.59)    $   0.00   $    (10.59)    $     0.00     $    5.01   (36.82)%  $    8,077       1.32%(b)      0.39%        168%
      0.00         0.00         (4.43)          0.00         20.46    56.28        10,541       1.35         (0.22)         62
      0.00         0.00         (1.05)          0.00         16.04    28.62         8,408       1.39         (0.15)        269
      0.00         0.00          0.00           0.00         13.55    35.50         6,822       1.36*         0.08*         60

      0.00         0.00          0.00           0.00          5.00   (20.51)       16,349       1.50*         1.69*        168


$    (1.43)    $   0.00   $     (1.47)    $     0.00     $    7.64   (35.38)%  $    2,588       0.70%        (0.13)%       139%
      0.00         0.00          0.00           0.00         13.35    33.54         4,009       0.71 (d)*     0.04*        151

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 49

                                                               Net
                                                               Realized /   Total                         Dividends    Distributions
                                   Net Asset                   Unrealized   Income                        in Excess    from Net
                                   Value       Net             Gain (Loss)  from         Dividends from   of Net       Realized
Selected Per Share Data            Beginning   Investment      on           Investment   Net Investment   Investment   Capital
  for the Year or Period Ended:    of Period   Income (Loss)   Investments  Operations   Income           Income       Gains
Capital Appreciation Fund
   Institutional Class
     06/30/2001                    $   27.10   $   0.12 (a)    $  (1.38)(a) $    (1.26)  $    (0.14)      $    0.00    $   (3.49)
     06/30/2000                        26.84       0.08 (a)        5.29 (a)       5.37        (0.07)          (0.04)       (5.00)
     06/30/1999                        26.13       0.16 (a)        2.35 (a)       2.51        (0.15)           0.00        (1.65)
     06/30/1998                        21.19       0.15 (a)        6.59 (a)       6.74        (0.12)           0.00        (1.68)
     06/30/1997                        18.10       0.24            5.08           5.32        (0.10)           0.00        (2.13)
   Administrative Class
     06/30/2001                        26.85       0.06 (a)       (1.36)(a)      (1.30)       (0.11)           0.00        (3.49)
     06/30/2000                        26.64       0.01 (a)        5.25 (a)       5.26        (0.03)          (0.02)       (5.00)
     06/30/1999                        25.99       0.09 (a)        2.34 (a)       2.43        (0.13)           0.00        (1.65)
     06/30/1998                        21.16       0.10 (a)        6.55 (a)       6.65        (0.14)           0.00        (1.68)
     07/31/1996-06/30/1997             17.19       0.16            6.03           6.19        (0.09)           0.00        (2.13)

Mid-Cap Fund
   Institutional Class
     06/30/2001                    $   30.88  $    0.21 (a)    $  (0.79)(a) $    (0.58) $     (0.16)      $    0.00    $   (3.14)
     06/30/2000                        23.01       0.09 (a)        7.91 (a)       8.00        (0.07)          (0.04)       (0.02)
     06/30/1999                        24.09       0.12 (a)       (0.11)(a)       0.01        (0.02)           0.00        (1.07)
     06/30/1998                        20.28       0.11 (a)        5.11 (a)       5.22        (0.07)          (0.01)       (1.33)
     06/30/1997                        19.44      (0.07)           5.25           5.18        (0.05)           0.00        (4.29)
   Administrative Class
     06/30/2001                        30.70       0.15 (a)       (0.77)(a)      (0.62)       (0.13)           0.00        (3.14)
     06/30/2000                        22.88       0.03 (a)        7.86 (a)       7.89        (0.03)          (0.02)       (0.02)
     06/30/1999                        23.96       0.06 (a)       (0.06)(a)       0.00        (0.01)           0.00        (1.07)
     06/30/1998                        20.24       0.05 (a)        5.08 (a)       5.13        (0.07)          (0.01)       (1.33)
     06/30/1997                        19.44      (0.13)           5.25           5.12        (0.03)           0.00        (4.29)

Micro-Cap Fund
   Institutional Class
     06/30/2001                    $   25.12   $  (0.16)(a)    $   0.98 (a) $     0.82   $     0.00       $    0.00    $   (2.60)
     06/30/2000                        20.00      (0.19)(a)        5.31 (a)       5.12         0.00            0.00         0.00
     06/30/1999                        23.66      (0.14)(a)       (2.89)(a)      (3.03)        0.00            0.00         0.00
     06/30/1998                        19.85      (0.11)(a)        6.54 (a)       6.43         0.00            0.00        (2.62)
     06/30/1997                        18.47       0.00            3.41           3.41         0.00            0.00        (2.03)
   Administrative Class
     06/30/2001                        24.83      (0.22)(a)        0.98 (a)       0.76         0.00            0.00        (2.60)
     06/30/2000                        19.82      (0.26)(a)        5.27 (a)       5.01         0.00            0.00         0.00
     06/30/1999                        23.52      (0.19)(a)       (2.88)(a)      (3.07)        0.00            0.00         0.00
     06/30/1998                        19.78      (0.17)(a)        6.53 (a)       6.36         0.00            0.00        (2.62)
     06/30/1997                        18.46      (0.06)           3.41           3.35         0.00            0.00        (2.03)

Small-Cap Value Fund
   Institutional Class
     06/30/2001                    $   14.26   $   0.42 (a)    $   4.96 (a) $     5.38   $    (0.38)      $    0.00    $    0.00
     06/30/2000                        16.05       0.37 (a)       (1.82)(a)      (1.45)       (0.34)           0.00         0.00
     06/30/1999                        17.68       0.32 (a)       (1.29)(a)      (0.97)       (0.21)           0.00         0.00
     06/30/1998                        15.78       0.29 (a)        2.50 (a)       2.79        (0.13)           0.00        (0.76)
     06/30/1997                        14.20       0.46            3.63           4.09        (0.13)           0.00        (2.38)
   Administrative Class
     06/30/2001                        14.19       0.38 (a)        4.94 (a)       5.32        (0.36)           0.00         0.00
     06/30/2000                        15.97       0.34 (a)       (1.81)(a)      (1.47)       (0.31)           0.00         0.00
     06/30/1999                        17.63       0.29 (a)       (1.30)(a)      (1.01)       (0.20)           0.00         0.00
     06/30/1998                        15.76       0.25 (a)        2.49 (a)       2.74        (0.11)           0.00        (0.76)
     06/30/1997                        14.20       0.38            3.68           4.06        (0.12)           0.00        (2.38)

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

50 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                                                Ratio of   Ratio of Net
                                                                                                Expenses   Investment
Distributions                              Fund                                    Net Assets   to         Income
in Excess of    Tax Basis                  Reimbursement     Net Asset             End of       Average    (Loss) to      Portfolio
Net Realized    Return 0f  Total           Fee Added to      Value End   Total     Period       Net        Average        Turnover
Capital Gains   Capital    Distributions   Paid-In-Capital   of Period   Return    (000s)       Assets     Net Assets     Rate
$    (4.49)     $   0.00   $   (8.12)      $    0.00         $   17.72    (8.83)%  $  276,170     0.70%       0.53%         112%
      0.00          0.00       (5.11)           0.00             27.10    22.79       372,028     0.71        0.29          119
      0.00          0.00       (1.80)           0.00             26.84    10.57       645,967     0.71        0.64          120
      0.00          0.00       (1.80)           0.00             26.13    32.97       805,856     0.71        0.64           75
      0.00          0.00       (2.23)           0.00             21.19    31.52       536,187     0.71        1.02           87

     (4.49)         0.00       (8.09)           0.00             17.46    (9.07)      200,351     0.95        0.30          112
      0.00          0.00       (5.05)           0.00             26.85    22.49       180,423     0.96        0.04          119
      0.00          0.00       (1.78)           0.00             26.64    10.30       229,831     0.95        0.38          120
      0.00          0.00       (1.82)           0.00             25.99    32.55       132,384     0.96        0.39           75
      0.00          0.00       (2.22)           0.00             21.16    38.26         3,115     0.96*       0.66*          87


$    (5.65)     $   0.00   $   (8.95)      $    0.00         $   21.35    (5.33)%  $  538,661     0.70%       0.80%         153%
      0.00          0.00       (0.13)           0.00             30.88    34.88       582,715     0.71        0.35          164
      0.00          0.00       (1.09)           0.00             23.01     0.33       581,544     0.70        0.54           85
      0.00          0.00       (1.41)           0.00             24.09    26.16       437,985     0.71        0.46           66
      0.00          0.00       (4.34)           0.00             20.28    30.58       291,374     0.71        0.53           82

     (5.65)         0.00       (8.92)           0.00             21.16    (5.51)      171,268     0.95        0.57          153
      0.00          0.00       (0.07)           0.00             30.70    34.53       142,986     0.96        0.10          164
      0.00          0.00       (1.08)           0.00             22.88     0.31       104,337     0.95        0.30           85
      0.00          0.00       (1.41)           0.00             23.96    25.75        73,614     0.95        0.22           66
      0.00          0.00       (4.32)           0.00             20.24    30.23         2,066     0.96        0.28           82


$     0.00      $   0.00   $   (2.60)      $    0.00         $   23.34     4.28%   $  231,755     1.50%      (0.71)%         80%
      0.00          0.00        0.00            0.00             25.12    25.60       231,579     1.51       (0.90)          85
     (0.63)         0.00       (0.63)           0.00             20.00   (12.66)      234,439     1.50       (0.71)          73
      0.00          0.00       (2.62)           0.00             23.66    33.95       257,842     1.51       (0.50)          72
      0.00          0.00       (2.03)           0.00             19.85    20.05       164,139     1.52       (0.49)          84

      0.00          0.00       (2.60)           0.00             22.99     4.08        20,554     1.75       (0.99)          80
      0.00          0.00        0.00            0.00             24.83    25.28         7,208     1.76       (1.19)          85
     (0.63)         0.00       (0.63)           0.00             19.82   (12.91)        3,000     1.75       (0.97)          73
      0.00          0.00       (2.62)           0.00             23.52    33.70         4,779     1.76       (0.74)          72
      0.00          0.00       (2.03)           0.00             19.78    19.72         2,116     1.77       (0.74)          84


$     0.00      $   0.00   $   (0.38)      $    0.00         $   19.26    38.32%   $   49,046     0.85%       2.51%          41%
      0.00          0.00       (0.34)           0.00             14.26    (8.88)       30,059     0.86        2.57           55
     (0.45)         0.00       (0.66)           0.00             16.05    (5.11)       59,132     0.85        2.12           60
      0.00          0.00       (0.89)           0.00             17.68    17.77        47,432     0.85        1.65           41
      0.00          0.00       (2.51)           0.00             15.78    31.99        34,639     0.90        1.92           48

      0.00          0.00       (0.36)           0.00             19.15    38.06        21,447     1.10        2.27           41
      0.00          0.00       (0.31)           0.00             14.19    (9.12)       15,313     1.11        2.38           55
     (0.45)         0.00       (0.65)           0.00             15.97    (5.40)       21,022     1.10        1.92           60
      0.00          0.00       (0.87)           0.00             17.63    17.41        10,751     1.10        1.39           41
      0.00          0.00       (2.50)           0.00             15.76    31.70         5,916     1.16        1.68           48

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 51

                                                               Net
                                                               Realized /   Total                         Dividends    Distributions
                                   Net Asset                   Unrealized   Income                        in Excess    from Net
                                   Value       Net             Gain (Loss)  from         Dividends from   of Net       Realized
Selected Per Share Data            Beginning   Investment      on           Investment   Net Investment   Investment   Capital
  for the Year or Period Ended:    of Period   Income (Loss)   Investments  Operations   Income           Income       Gains
Tax-Efficient Equity Fund
 Institutional Class
  06/30/2001                       $  12.31    $  0.05 (a)     $ (1.92)(a)  $  (1.87)    $    0.00        $   0.00     $    0.00
  07/02/1999-06/30/2000               11.79       0.05 (a)        0.47 (a)     (0.52)         0.00            0.00          0.00
 Administrative Class
  06/30/2001                          12.28       0.02 (a)       (1.92)(a)     (1.90)         0.00            0.00          0.00
  06/30/2000                          11.61       0.02 (a)        0.65 (a)       0.67         0.00            0.00          0.00
  09/30/1998-06/30/1999                8.65       0.03 (a)        2.93 (a)       2.96         0.00            0.00          0.00

Structured Emerging Markets Fund
 Institutional Class
  06/30/2001                       $  12.43    $  0.13 (a)     $ (2.28)(a)  $   (2.15)   $   (0.18)       $  (0.16)    $   (1.97)
  06/30/2000                          12.42       0.05 (a)        0.81 (a)       0.86        (0.07)           0.00         (0.79)
  06/30/1999                          10.00       0.15 (a)        2.57 (a)       2.72        (0.07)           0.00         (0.28)

Tax-Efficient Structured Emerging
Markets Fund
 Institutional Class
  06/30/2001                       $  14.14    $  0.15 (a)     $ (2.70)(a)  $   (2.55)   $   (0.17)       $  (0.13)    $    0.00
  06/30/2000                          13.25       0.09 (a)        0.89 (a)       0.98        (0.12)           0.00          0.00
  06/30/1999                          10.00       0.16 (a)        3.10 (a)       3.26        (0.06)           0.00          0.00

NFJ Equity Income Fund
 Institutional Class
  06/30/2001                       $   9.88    $  0.40 (a)     $  2.81 (a)  $    3.21    $   (0.35)       $   0.00     $   (0.13)
  05/08/2000-06/30/2000               10.51       0.06 (a)       (0.66)(a)      (0.60)       (0.03)           0.00          0.00
 Administrative Class
  06/30/2001                           9.87       0.38 (a)        2.80 (a)       3.18        (0.27)           0.00         (0.13)
  05/08/2000-06/30/2000               10.50       0.07 (a)       (0.68)(a)      (0.61)       (0.02)           0.00          0.00

NFJ Value Fund
 Institutional Class
  06/30/2001                       $  10.85    $  0.29 (a)     $  2.15 (a)  $    2.44    $   (0.25)       $   0.00     $    0.00
  05/08/2000-06/30/2000               11.22       0.07 (a)       (0.39)(a)      (0.32)       (0.05)           0.00          0.00

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.

52 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                                                Ratio of   Ratio of Net
                                                                                                Expenses   Investment
Distributions                              Fund                                    Net Assets   to         Income
in Excess of    Tax Basis                  Reimbursement     Net Asset             End of       Average    (Loss) to      Portfolio
Net Realized    Return 0f  Total           Fee Added to      Value End   Total     Period       Net        Average        Turnover
Capital Gains   Capital    Distributions   Paid-In-Capital   of Period   Return    (000s)       Assets     Net Assets     Rate
$     0.00      $   0.00   $     0.00      $   0.00          $   10.44   (15.19)%  $     567     0.70%        0.43%         41%
      0.00          0.00         0.00          0.00              12.31     4.41        1,172     0.71*        0.42*         32

      0.00          0.00         0.00          0.00              10.38   (15.47)      15,665     0.95         0.19          41
      0.00          0.00         0.00          0.00              12.28     5.77       19,953     0.96         0.19          32
      0.00          0.00         0.00          0.00              11.61    34.28        3,391     0.92*        0.31*         13


$    (0.04)     $  (0.11)  $    (2.46)     $   0.01 (a)      $    7.82   (17.46)%  $  27,050     0.98%(b)     1.41%         30%
      0.00          0.00        (0.86)         0.01 (a)          12.43     6.64       35,376     1.25 (b)     0.36          24
      0.00          0.00        (0.35)         0.05 (a)          12.42    29.21       46,577     0.95         1.56          30


$     0.00      $   0.00   $    (0.30)     $   0.03 (a)      $   11.29   (18.01)%  $  74,197     1.01%(b)     1.27%         43%
      0.00          0.00        (0.12)         0.03 (a)          14.14     7.55       86,973     1.00 (b)     0.64          24
      0.00          0.00        (0.06)         0.05 (a)          13.25    33.39       72,509     0.95         1.57          28


$    (0.10)     $   0.00   $    (0.58)     $   0.00          $   12.51    33.59%   $   51,201    0.70%        3.64%         43%
      0.00          0.00        (0.03)         0.00               9.88    (5.73)       24,888    0.70*        3.81*          3

     (0.10)         0.00        (0.50)         0.00              12.55    33.30    $      975    0.95         3.51          43
      0.00          0.00        (0.02)         0.00               9.87    (5.78)        4,638    0.95*        4.74*          3


$    (0.40)     $   0.00   $    (0.65)     $   0.00          $   12.64    23.37%   $    1,178    0.70%        2.50%         78%
      0.00          0.00        (0.05)         0.00              10.85    (2.90)          911    0.70*        3.94*          5

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 53

Statements of Assets and Liabilities

June 30, 2001

Amounts in thousands, except per share amounts              Renaissance  Growth &                     Select
                                               Value Fund   Fund         Income Fund   Growth Fund    Growth Fund   Target Fund
Assets:

Investments, at value                          $  322,587   $  1,411,068 $   82,097   $  1,858,071    $   49,662    $  1,765,102
Cash and foreign currency                              60              0         32              0             1             195
Receivable for investments sold                     3,574          8,153        183          3,655             0          30,099
Receivable for Fund shares sold                     1,528         14,232        308            625            34           2,113
Interest and dividends receivable                     230            973        133          1,129            52             742
Manager reimbursement receivable                        0              0          0              0             0               0
Other assets                                            0              0        334              0             0               0
                                                  327,979      1,434,426     83,087      1,863,480        49,749       1,798,251
--------------------------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased              $    7,444   $     17,659 $    3,235   $          0    $        0    $     28,805
Due to Custodian                                        0             53          0          3,654             0               0
Payable for Fund shares redeemed                      361          1,718        262          3,045           166           2,929
Dividends payable                                       0              0          0              0             0               0
Accrued investment advisory fee                       119            685         28            806            26             818
Accrued administration fee                             92            451         16            641            17             591
Accrued distribution fee                              108            560         19          1,076            20             921
Accrued servicing fee                                  43            276          4            396            10             366
Recoupment payable to Manager                           0              0          0              0             0               0
Other liabilities                                       0              0          0              0             0               0
                                                    8,167         21,402      3,564          9,618           239          34,430
--------------------------------------------------------------------------------------------------------------------------------

Net Assets                                     $  319,812   $  1,413,024 $   79,523   $  1,853,862    $   49,510    $  1,763,821
--------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                $  271,513   $  1,244,103 $  102,209   $  1,693,454    $   74,750    $  1,566,139
Undistributed (overdistributed) net
investment income                                  38,914         99,752          0              0             0               0
Accumulated undistributed net realized gain        (4,380)        11,932    (20,798)         4,779       (21,896)        (23,294)
(loss)
Net unrealized appreciation (depreciation)         13,765         57,237     (1,888)       155,629        (3,344)        220,976
                                               $  319,812   $  1,413,024 $   79,523   $  1,853,862    $   49,510    $  1,763,821
--------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                            $   67,601   $     42,514 $    5,196   $     25,645    $    3,278    $     22,228
Administrative Class                               41,924          3,288     30,436          5,241           140           6,408
Other Classes                                     210,287      1,367,222     43,891      1,822,976        46,092       1,735,185

Shares Issued and Outstanding:
Institutional Class                                 4,172          2,194        562          1,161           205           1,149
Administrative Class                                2,606            171      3,297            239             9             330

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class                            $    16.20   $      19.38 $     9.25   $      22.10    $    16.05    $      19.37
Administrative Class                                16.09          19.29       9.23          21.90         15.80           19.45

Cost of Investments Owned                      $  308,822   $  1,353,831 $   83,985   $  1,702,442    $   53,006    $  1,544,125
--------------------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                  $        0   $          0 $        0   $          0    $        0    $          0
--------------------------------------------------------------------------------------------------------------------------------

54 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                              Global       Healthcare    Select                     Capital
Opportunity    Innovation     Innovation   Innovation    International   Mega-Cap   Appreciation  Mid-Cap        Micro-Cap
Fund           Fund           Fund         Fund          Fund            Fund       Fund          Fund           Fund
$    464,817   $ 2,628,294    $  250,168   $   2,481     $   93,417      $  2,559   $   756,026   $  1,045,400   $    248,400
           0         1,262            18           1            946             0             0              0              0
       9,518        41,403         1,508           0            144            63         3,467         27,998          4,136
       1,041         4,533           293           4          1,508             0           898          2,314             96
          80            76             1           0            149             0           492            983            104
           0             0             0           4              0             0             0              0              0
           0             0             9           0            111             0             0              0              0
     475,456     2,675,568       251,997       2,490         96,275         2,622       760,883      1,076,695        252,736
-----------------------------------------------------------------------------------------------------------------------------

$      8,385   $    50,756    $        0   $       0     $    1,409      $     32   $    13,904   $     27,726   $          0
           1             0             0           0              0             0             0              0              0
         687         5,948           444           0            679             0           806          1,655            104
           0             0             0           0              0             0             0              1              0
         248         1,439           201           1             59             1           292            406            266
         142           879           121           1             51             1           198            269             53
         176         1,152           104           0             41             0           140            157              4
          77           549            50           0             14             0            58             73              0
           0             0             1           0              0             0             0              0              0
           0             0             9           0             11             0             0              0              0
       9,716        60,723           930           2          2,264            34        15,398         30,287            427
-----------------------------------------------------------------------------------------------------------------------------
$    465,740   $ 2,614,845    $  251,067   $   2,488     $   94,011      $  2,588   $   745,485   $  1,046,408   $    252,309
-----------------------------------------------------------------------------------------------------------------------------

$    515,988   $ 4,539,294    $  445,806   $   2,391     $  113,709      $  3,442   $   711,761   $  1,008,795   $    172,596
           0             0           (11)         (4)           (84)           (9)           63          4,856              0
     (99,146)   (1,892,592)     (204,376)       (145)        (6,339)         (766)      (13,772)       (53,634)        22,554
      48,898       (31,857)        9,648         246        (13,275)          (79)       47,433         86,391         57,159
$    465,740   $ 2,614,845    $  251,067   $   2,488     $   94,011      $  2,588   $   745,485   $  1,046,408   $    252,309
-----------------------------------------------------------------------------------------------------------------------------

$     84,567   $    20,608    $      224   $   1,058     $    8,077      $  2,588   $   276,170   $    538,661   $    231,755
       7,309         4,173             0           0         16,349             0       200,351        171,268         20,554
     373,864     2,590,064       250,843       1,430         69,585             0       268,964        336,479              0

       5,280           712            22         108          1,611           339        15,586         25,226          9,934
         456           144             0           0          3,268             0        11,474          8,093            894

$      16.02   $     28.97    $    10.07   $    9.84     $     5.01      $   7.64   $     17.72   $      21.35   $      23.34
       16.00         28.82          0.00        0.00           5.00          0.00         17.46          21.16          22.99

$    415,919   $ 2,660,151    $  240,520   $   2,235     $  106,687      $  2,638   $   708,593   $    959,009   $    191,241
-----------------------------------------------------------------------------------------------------------------------------
$          0   $         0    $        0   $       0     $      955      $      0   $         0   $          0   $          0
-----------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 55

June 30, 2001


                                                                                            Tax-Efficient
Amounts in thousands, except per share        Small-Cap                     Structured     Structured
amounts                                        Value        Tax-Efficient    Emerging       Emerging       NFJ Equity    NFJ Value
                                               Fund         Equity Fund      Markets Fund   Markets Fund   Income Fund   Fund
Assets:

Investments, at value                          $  409,795   $     46,345     $  26,894      $   74,026     $   53,027    $    1,177
Cash and foreign currency                               0              0           114             110              1             0
Receivable for investments sold                     1,909              0             0               0              0             0
Receivable for Fund shares sold                     2,452             76             0              52            107             0
Interest and dividends receivable                     867             33           101             223            148             1
Manager reimbursement receivable                        0              0             0               0              0             0
Other assets                                            0              0             0               0              0             0
                                                  415,023         46,454        27,109          74,411         53,283         1,178
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased              $    3,689   $          0     $       0      $        0     $    1,016    $        0
Due to Custodian                                        0              0             0               0              0             0
Payable for Fund shares redeemed                      848             31             0              20             60             0
Dividends payable                                       0              0             0               0              0             0
Accrued investment advisory fee                       203             18            10              29             19             0
Accrued administration fee                            127             14            12              31             11             0
Accrued distribution fee                              121             18             0               0              1             0
Accrued servicing fee                                  69              7             0               0              0             0
Other liabilities                                       0              0            37             134              0             0
                                                    5,057             88            59             214          1,107             0
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets                                     $  409,966   $     46,366     $  27,050      $   74,197     $   52,176    $    1,178
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                $  379,947   $     48,657     $  30,928      $   99,584     $   43,405    $    1,050
Undistributed (overdistributed) net
 investment income                                  2,095              0          (185)           (579)           258             4
Accumulated undistributed net realized
 gain (loss)                                       (5,305)        (8,024)         (375)        (23,885)          (399)          (36)
Net unrealized appreciation (depreciation)         33,229          5,733        (3,318)           (923)         8,912           160
                                               $  409,966   $     46,366     $  27,050      $   74,197     $   52,176    $    1,178
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                            $   49,046   $        567     $  27,050      $   74,197     $   51,201    $    1,178
Administrative Class                               21,447         15,665             0               0            975             0
Other Classes                                     339,473         30,134             0               0              0             0

Shares Issued and Outstanding:

Institutional Class                                 2,547             54         3,458           6,573          4,092            93
Administrative Class                                1,121          1,508             0               0             78             0

Net Asset Value and Redemption Price Per
 Share
(Net Assets Per Share Outstanding)
Institutional Class                            $    19.26   $      10.44     $    7.82      $    11.29     $    12.51    $    12.64
Administrative Class                                19.15          10.38          0.00            0.00          12.55          0.00

Cost of Investments Owned                      $  376,566   $     40,613     $  30,182      $   74,858     $   44,115    $    1,017
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                  $        0   $          0     $     113      $      109     $        0    $        0
-----------------------------------------------------------------------------------------------------------------------------------

56 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Statements of Operations

For the year or period ended June 30, 2001


Amounts in thousands                               Value    Renaissance   Growth &                     Select
                                                   Fund     Fund          Income Fund   Growth Fund    Growth Fund   Target Fund
Investment Income:
Interest                                         $    862   $    3,749    $       91     $     1,748    $      174   $      6,862
Dividends, net of foreign taxes                     3,587       11,125           171          12,048           245          2,533
Miscellaneous Income                                    3           16             0               6           172             18
   Total Income                                     4,452       14,890           262          13,802           591          9,413
---------------------------------------------------------------------------------------------------------------------------------

Expenses:
Investment advisory fees                              991        4,839            87          12,303           285         11,480
Administration fees                                   765        3,198            51           9,703           184          8,307
Distribution and/or servicing fees -
 Administrative Class                                  83            5            10              25             0             16
Distribution and/or servicing fees - Other
 Classes                                            1,202        6,246            47          22,641           299         18,256
Trustees' fees                                          8           28             0              92             2             75
Interest Expense                                        0            0             0               0             0              0
Tax Expense                                             0            0             0               0             0              0
Miscellaneous Expense                                   2           11             0              37             0             31
   Total Expenses                                   3,051       14,327           195          44,801           770         38,165
   Recoupment (reimbursement) by Manager                0            0             0               0             0              0
   Net Expenses                                     3,051       14,327           195          44,801           770         38,165

Net Investment Income (Loss)                        1,401          563            67         (30,999)         (179)       (28,752)
---------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments            54,109      145,990          (181)         29,294       (21,734)        53,505
Net realized gain (loss) on foreign currency
 transactions                                           0         (981)            0               0             0              0
Net change in unrealized appreciation
 (depreciation) on investments                     14,744       63,660        (1,928)       (958,027)       (4,509)      (742,480)
Net change in unrealized appreciation
 (depreciation) on translation of assets and
 liabilities denominated in foreign
 currencies                                             0            0             0               0             0              0

   Net Gain (Loss)                                 68,853      208,669        (2,109)       (928,733)      (26,243)      (688,975)

Net Increase (Decrease) in Assets
   Resulting from Operations                     $ 70,254   $  209,232    $   (2,042)    $  (959,732)   $  (26,422)  $   (717,727)
---------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 57

Statements of Operations

For the year or period ended June 30, 2001

                                                                            Global         Healthcare    Select
Amounts in thousands                           Opportunity     Innovation   Innovation     Innovation    International  Mega-Cap
                                               Fund            Fund         Fund           Fund          Fund           Fund
Investment Income:

Interest                                       $     1,627    $    10,999   $      963     $        3    $          12  $      8
Dividends, net of foreign taxes                      1,643          3,087           63              3              543        12
Miscellaneous Income                                    10             51            9              0                0         0
   Total Income                                      3,280         14,137        1,035              6              555        20
--------------------------------------------------------------------------------------------------------------------------------
Expenses:

Investment advisory fees                             3,382         27,374        2,516              9              157        15
Administration fees                                  1,977         15,982        1,509              4              126         9
Distribution and/or servicing fees -
Administrative Class                                    24              7            0              0                6         0
Distribution and/or servicing fees - Other
Classes                                              3,674         32,778        1,938              3               99         0
Trustees fees                                           19            153            8              0                0         0
Organization costs                                       0              0            0              5                0         0
Interest Expense                                         0              0            0              2                6         0
Tax Expense                                              0              0            0              0                0         0
Miscellaneous Expense                                    8             69            2              0                0         0
   Total Expenses                                    9,084         76,363        5,973             23              394        24
   Recoupment (reimbursement) by Manager                 0              0            5             (7)               0         0
   Net Expenses                                      9,084         76,363        5,978             16              394        24

Net Investment Income (Loss)                        (5,804)       (62,226)      (4,943)           (10)             161        (4)
--------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments            (91,653)    (1,569,723)    (203,495)           (16)           1,163      (467)
Net realized gain (loss) on foreign currency
 transactions                                            0              0          (42)             0           (2,957)        0
Net change in unrealized appreciation
 (depreciation) on investments                     (63,764)    (1,717,050)        (928)           246           (8,636)     (950)
Net change in unrealized appreciation
 (depreciation) on translation of assets and
 liabilities denominated in foreign currencies           0              0            0              0              (12)        0

   Net Gain (Loss)                                (155,417)    (3,286,773)    (204,465)           230          (10,442)   (1,417)

Net Increase (Decrease) in Assets
   Resulting from Operations                   $  (161,221)   $(3,348,999)  $ (209,408)    $      220    $     (10,281) $ (1,421)
--------------------------------------------------------------------------------------------------------------------------------

58 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                                       Tax-Efficient
Capital                                                                 Structured     Structured
Appreciation   Mid-Cap       Micro-Cap      Small-Cap     Tax-Efficient Emerging       Emerging      NFJ Equity     NFJ Value
Fund           Fund          Fund           Value Fund    Equity Fund   Markets Fund   Markets Fund  Income Fund    Fund
$   2,304      $   4,458     $   1,172      $      537    $          20  $        15   $         56  $        91    $       2
    7,783         12,249           662          10,259              574          691          1,708        1,895           31
        0             24             5               6                0            2              4            0            0
   10,087         16,731         1,839          10,802              594          708          1,768        1,986           33
-----------------------------------------------------------------------------------------------------------------------------

    3,641          4,985         2,908           1,912              233          132            347          205            4
    2,419          3,291           582           1,196              180          148            385          114            3
      529            416            30              48               43            0              0           10            0
    1,845          2,374             0           1,757              276            0              0            0            0
       30             41             9              12                2            1              3            1            0
        0              0             0               0                0            0              0            0            0
        1              0             0               0                2            6             21            0            0
        0              0             0               0                0            0             23            0            0
       11             15             3               4                1            2              5            1            0
    8,476         11,122         3,532           4,929              737          289            784          331            7
        0              0             0               0                0            0              0            0            0
    8,476         11,122         3,532           4,929              737          289            784          331            7

    1,611          5,609        (1,693)          5,873             (143)         419            984        1,655           26
-----------------------------------------------------------------------------------------------------------------------------

   39,604         32,686        31,021           3,623           (3,944)       1,449         (3,617)         559          (19)
        0              0             0               0                0         (898)        (3,478)           0            0

 (117,029)      (100,090)      (18,433)         91,887           (4,831)      (7,074)        (9,926)      10,879          214


        0              0             0               0                0           (1)             2            0            0

  (77,425)       (67,404)       12,588          95,510           (8,775)      (6,524)       (17,019)      11,438          195

$ (75,814)     $ (61,795)    $  10,895      $  101,383    $      (8,918) $    (6,105)  $    (16,035) $    13,093    $     221
-----------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 59

Statements of Changes in Net Assets

Amounts in thousands                                                 Value Fund                        Renaissance Fund
                                                                     -------------------------------   ----------------------------
                                                                        Year Ended        Year Ended      Year Ended     Year Ended
Increase (Decrease) in Net Assets from:                              June 30, 2001     June 30, 2000   June 30, 2001  June 30, 2000
Operations:
Net investment income (loss)                                          $      1,401      $      3,191     $      563    $    (1,813)
Net realized gain (loss)                                                    54,109            (4,356)       145,009         30,832
Net change in unrealized appreciation (depreciation)                        14,744           (19,409)        63,660        (29,435)
Net increase (decrease) resulting from operations                           70,254           (20,574)       209,232           (416)
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                        (360)           (1,501)           (64)             0
   Administrative Class                                                       (234)             (493)            (7)             0
   Other Classes                                                              (512)           (1,286)        (1,054)             0
In excess of net investment income
   Institutional Class                                                           0                 0              0              0
   Administrative Class                                                          0                 0              0              0
   Other Classes                                                                 0                 0              0              0
From net realized capital gains
   Institutional Class                                                           0            (3,045)          (652)           (20)
   Administrative Class                                                          0              (836)          (105)           (98)
   Other Classes                                                                 0            (4,750)       (43,282)       (84,101)
In excess of net realized capital gains
   Institutional Class                                                           0           (10,628)             0             (6)
   Administrative Class                                                          0            (2,918)             0            (33)
   Other Classes                                                                 0           (16,578)             0        (28,140)
Tax basis return of capital
   Institutional Class                                                           0                 0              0              0
   Administrative Class                                                          0                 0              0              0
   Other Classes                                                                 0                 0              0              0

Total Distributions                                                         (1,106)          (42,035)       (45,164)      (112,398)
-----------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                      50,474            33,916         42,013          8,314
   Administrative Class                                                     10,241            14,601          2,589            869
   Other Classes                                                           124,696            50,168        973,101        212,839
Issued in reorganization
   Institutional Class                                                           0                 0              0              0
   Administrative Class                                                          0                 0              0              0
   Other Classes                                                                 0             1,373              0              0
Issued as reinvestment of distributions
   Institutional Class                                                         360            14,905            714             25
   Administrative Class                                                        233             4,210             99            131
   Other Classes                                                               426            20,851         36,494        103,507
Cost of shares redeemed
   Institutional Class                                                     (39,189)          (52,577)        (9,585)        (1,924)
   Administrative Class                                                     (3,856)          (12,122)          (739)          (372)
   Other Classes                                                           (58,894)          (78,181)      (273,936)      (392,194)
Net increase (decrease) resulting from Fund share transactions              84,491            (2,856)       770,750        (68,805)

Fund Reimbursement Fee:                                                          0                 0              0              0
-----------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                    153,639           (65,465)       934,818       (181,619)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                   $    166,173     $     231,638    $   478,206  $     659,825
End of period *                                                            319,812           166,173      1,413,024        478,206

*Including net undistributed (overdistributed) investment income of:  $     38,914     $          94    $    99,752  $      24,138

60 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Growth & Income Fund      Growth Fund               Select Growth Fund        Target Fund               Opportunity Fund

Year Ended   Year Ended    Year Ended    Year Ended   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
   June 30,     June 30,      June 30,      June 30,     June 30,    June 30,     June 30,     June 30,     June 30,      June 30,
      2001         2000          2001          2000         2001        2000         2001         2000         2001          2000
$       67    $     (23)  $   (30,999)  $   (38,695)  $     (179)    $    (3)  $  (28,752)  $  (25,735)  $   (5,804)  $    (7,189)
      (181)       2,580        29,294       200,296      (21,734)         11       53,505      303,095      (91,653)      153,791
    (1,928)        (469)     (958,027)      540,201       (4,509)        989     (742,480)     731,179      (63,764)       55,969
    (2,042)       2,088      (959,732)      701,802      (26,422)        997     (717,727)   1,008,539     (161,221)      202,571
---------------------------------------------------------------------------------------------------------------------------------

       (14)           0             0             0            0           0            0            0            0             0
         0            0             0             0            0           0            0            0            0             0
       (15)           0             0             0            0           0            0            0            0             0

         0            0             0             0          (12)         (1)           0            0            0             0
         0            0             0             0           (1)          0            0            0            0             0
         0            0             0             0         (123)          0            0            0            0             0

         0       (2,734)       (1,209)         (553)           0        (138)        (893)        (319)           0        (1,540)
         0            0        (1,059)       (2,231)           0          (3)        (326)        (555)           0        (1,965)
         0            0      (195,041)     (399,708)           0           0     (119,504)    (120,196)           0      (122,163)

    (1,119)        (142)            0             0            0           0       (1,652)           0      (12,805)            0
         0            0             0             0            0           0         (605)           0       (2,773)            0
    (1,144)           0             0             0            0           0     (221,508)           0      (98,807)            0

         0            0             0             0            0         (66)           0            0            0             0
         0            0             0             0            0          (3)           0            0            0             0
         0            0             0             0            0           0            0            0            0             0

    (2,292)      (2,876)     (197,309)     (402,492)        (136)       (211)    (344,488)    (121,070)    (114,385)     (125,668)
---------------------------------------------------------------------------------------------------------------------------------


     5,042        2,235        16,662        17,297        2,958       2,457       11,697       16,723       76,918        37,684
    32,113            0         2,747        11,200          202          47        2,342        2,172        9,136         6,173
    20,520            0       419,217     1,549,439       72,361      13,646      890,566    2,464,150      163,445       700,026

     1,545            0             0             0            0           0            0            0            0             0
        55            0             0             0            0           0            0            0            0             0
    27,758            0             0             0            0           0            0            0            0             0

     1,096        1,370         1,213           553           12         193        2,546          319       12,806         1,540
         0            0         1,059         2,231            1           3          932          555        2,773         1,964
       488            0       160,442       371,315          109           0      251,344      110,776       76,983       113,143

    (5,412)      (5,302)       (1,831)       (1,353)        (726)     (1,304)      (2,120)      (2,721)     (17,241)         (608)
      (245)           0        (9,073)       (6,359)         (36)        (14)        (586)      (5,556)      (6,780)       (2,767)
    (4,017)           0      (497,631)   (1,758,585)     (15,695)       (131)    (561,457)  (2,409,356)    (195,713)     (748,101)
    78,943       (1,697)       92,805       185,738       59,186      14,897      595,264      177,062      122,327       109,054

         0            0             0             0            0           0            0            0            0             0
---------------------------------------------------------------------------------------------------------------------------------

    74,609       (2,485)   (1,064,236)      485,048       32,628      15,683     (466,951)   1,064,531     (153,279)      185,957
---------------------------------------------------------------------------------------------------------------------------------


$    4,914    $   7,399   $ 2,918,098   $ 2,433,050   $   16,882       1,199   $2,230,772   $1,166,241   $  619,019   $   433,062
    79,523        4,914     1,853,862     2,918,098       49,510      16,882    1,763,821    2,230,772      465,740       619,019

$        0    $   1,352   $         0   $         0   $        0     $     0   $        0   $  200,449   $        0   $   101,853


                 See accompanying notes | 6.30.01 | Pimco Funds Annual Report 61

                                                                                                                       Healthcare
                                                                                                                       Innovation
Amounts in thousands                                     Innovation Fund              Global Innovation Fund           Fund

                                                           Year Ended     Year Ended     Year Ended       Period from     Year Ended
Increase (Decrease) in Net Assets from:                 June 30, 2001  June 30, 2001  June 30, 2001 December 31, 1999  June 30, 2001
                                                                                                     to June 30, 2000

Operations:

Net investment income (loss)                            $   (62,226)    $  (48,812)    $    (4,943)    $      (213)     $       (10)
Net realized gain (loss)                                 (1,569,723)       503,921        (203,537)           (104)             (16)
Net change in unrealized appreciation (depreciation)     (1,717,050)     1,278,026            (928)         10,576              246
Net increase (decrease) resulting from operations        (3,348,999)     1,733,135        (209,408)         10,259              220
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                            0              0               0               0                0
   Administrative Class                                           0              0               0               0                0
   Other Classes                                                  0              0               0               0                0
In excess of net investment income
   Institutional Class                                            0              0               0               0                0
   Administrative Class                                           0              0               0               0                0
   Other Classes                                                  0              0               0               0                0
From net realized capital gains
   Institutional Class                                            0           (736)              0               0                0
   Administrative Class                                           0              0               0               0                0
   Other Classes                                                  0       (291,843)              0               0                0
In excess of net realized capital gains
   Institutional Class                                       (3,425)             0              (1)              0             (124)
   Administrative Class                                        (217)             0               0               0                0
   Other Classes                                           (540,277)             0            (534)              0               (4)

Total Distributions                                        (543,919)      (292,579)           (535)              0             (128)
------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                       34,213         32,792             209             391              960
   Administrative Class                                      13,031            807               0               0                0
   Other Classes                                          1,861,827      4,811,154         502,465         100,247            1,365
Issued in reorganization
   Institutional Class                                            0              0               0               0                0
   Administrative Class                                           0              0               0               0                0
   Other Classes                                                  0              0               0               0                0
Issued as reinvestment of distributions
   Institutional Class                                        3,059            582               1               0              123
   Administrative Class                                         217              0               0               0                0
   Other Classes                                            422,859        273,164             419               0                4
Cost of shares redeemed
   Institutional Class                                      (19,077)        (5,053)           (126)             (8)               0
   Administrative Class                                      (7,442)          (163)              0               0                0
   Other Classes                                         (1,280,080)    (2,339,586)       (146,706)         (6,141)             (56)
Net increase (decrease) resulting from Fund share
   transactions                                           1,028,607      2,773,697         356,262          94,489            2,396

Fund Reimbursement Fee:                                           0              0               0               0                0
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                  (2,864,311)     4,214,253         146,319         104,748            2,488
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                     $ 5,479,156     $1,264,903     $   104,748     $         0      $         0
End of period *                                           2,614,845      5,479,156         251,067         104,748            2,488

*Including net undistributed (overdistributed)
     investment income of:                              $         0     $  170,220     $       (11)    $       522      $        (4)

62 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Select International Fund               Mega-Cap Fund                 Capital Appreciation Fund                  Mid-Cap Fund

   Year Ended     Year Ended         Year Ended         Period from      Year Ended     Year Ended       Year Ended      Year Ended
June 30, 2001  June 30, 2000      June 30, 2001     August 31, 1999   June 30, 2001  June 30, 2000     June 30 2001    June 30,2000
                                                   to June 30, 2000

$         161  $         (25)     $          (4)   $              1    $      1,611  $         299     $      5,609    $       635
       (1,794)         3,523               (467)                137          39,604        238,387           32,686         263,48
       (8,648)         1,079               (950)                871        (117,029)       (57,892)        (100,090)        39,729
      (10,281)         4,577             (1,421)              1,009         (75,814)       180,794          (61,795)       303,850
------------------------------------------------------------------------------------------------------------------------------------

            0              0                (11)                 (1)         (1,707)        (1,531)          (3,202)        (1,686)
            0              0                  0                   0            (939)          (247)            (708)          (128)
            0              0                  0                   0            (382)           (49)            (489)          (133)

            0              0                  0                   0               0           (842)               0         (1,018)
            0              0                  0                   0               0           (136)               0            (77)
            0              0                  0                   0               0            (26)               0            (80)

       (3,949)        (2,103)                 0                   0         (43,711)       (91,584)         (64,471)          (426)
            0              0                  0                   0         (29,041)       (39,815)         (17,680)           (75)
            0              0                  0                   0         (34,298)       (37,105)         (35,868)          (216)

            0              0               (430)                  0         (56,095)             0         (115,872)             0
            0              0                  0                   0         (37,269)             0          (31,776)             0
            0              0                  0                   0         (44,015)             0          (64,464)             0

       (3,949)        (2,103)              (441)                 (1)       (247,457)      (171,335)        (334,530)        (3,839)
------------------------------------------------------------------------------------------------------------------------------------

       19,358         12,739                  0               3,000          94,371        316,049          352,854        579,389
        2,021              0                  0                   0         104,482         60,068          107,330         78,391
       27,130              0                  0                   0         140,411         94,043          171,029        189,893

            0              0                  0                   0               0              0                0              0
       14,753              0                  0                   0               0              0                0              0
       66,215              0                  0                   0               0              0                0              0

        3,946          1,831                441                   1          98,095         79,661          176,557          2,801
            0              0                  0                   0          66,865         40,183           50,107            280
            0              0                  0                   0          62,115         35,616           73,605            414

      (11,946)       (14,911)                 0                   0        (161,993)      (672,004)        (363,007)      (759,314)
         (274)             0                  0                   0         (61,340)      (150,725)         (68,057)       (73,751)
      (23,503)             0                  0                   0         (68,060)      (122,166)        (133,861)      (250,063)
       97,700           (341)               441               3,001         274,946       (319,275)         366,557       (231,960)

            0              0                  0                   0               0              0                0              0
------------------------------------------------------------------------------------------------------------------------------------

       83,470          2,133             (1,421)              4,009         (48,325)      (309,816)         (29,768)        68,051
------------------------------------------------------------------------------------------------------------------------------------

$      10,541  $       8,408      $       4,009    $              0    $    793,810  $   1,103,626     $   1,076,176   $ 1,008,125
       94,011         10,541              2,588               4,009         745,485        793,810         1,046,408     1,076,176

$         (84) $       2,569      $          (9)   $            162    $         63  $     125,087     $       4,856   $   174,578
------------------------------------------------------------------------------------------------------------------------------------


Micro-Cap Fund

   Year Ended     Year Ended
June 30, 2001  June 30, 2001
$      (1,693) $     (2,020)
       31,021        25,525
      (18,433)       27,726
       10,895        51,231
-----------------------------

            0             0
            0             0
            0             0

            0             0
            0             0
            0             0

      (23,550)            0
         (890)            0
            0             0

            0             0
            0             0
            0             0

      (24,440)            0
-----------------------------

       64,478        46,143
       19,963         4,998
            0             0

            0             0
            0             0
            0             0

       23,380             0
          890             0
            0             0

      (73,906)      (99,032)
       (7,738)       (1,992)
            0             0
       27,067       (49,883)

            0             0
----------------------------

       13,522         1,348
----------------------------

$     238,787  $    237,439
      252,309       238,787

$           0  $          0

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 63

Amounts in thousands


                                                                                          Small-Cap Value Fund

                                                                                       Year Ended        Year Ended
Increase (Decrease) in Net Assets from:                                             June 30, 2001     June 30, 2000
Operations:

Net investment income (loss)                                                        $       5,873     $      6,349
Net realized gain (loss)                                                                    3,623            1,428
Net change in unrealized appreciation (depreciation)                                       91,887          (50,343)
Net increase (decrease) resulting from operations                                         101,383          (42,566)
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:

From net investment income
   Institutional Class                                                                       (695)            (937)
   Administrative Class                                                                      (379)            (331)
   Other Classes                                                                           (4,986)          (4,386)
In excess of net investment income
   Institutional Class                                                                          0                0
   Administrative Class                                                                         0                0
   Other Classes                                                                                0                0
From net realized capital gains
   Institutional Class                                                                          0                0
   Administrative Class                                                                         0                0
   Other Classes                                                                                0                0
In excess of net realized capital gains
   Institutional Class                                                                          0                0
   Administrative Class                                                                         0                0
   Other Classes                                                                                0                0
Tax Basis Return of Capital
   Institutional Class                                                                          0                0
   Administrative Class                                                                         0                0
   Other Classes                                                                                0                0
Total Distributions                                                                        (6,060)          (5,654)

---------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                                     32,176           24,902
   Administrative Class                                                                    21,297           10,894
   Other Classes                                                                          143,376          158,475
Issued in reorganization
   Institutional Class                                                                          0                0
   Administrative Class                                                                         0                0
   Other Classes                                                                                0                0
Issued as reinvestment of distributions
   Institutional Class                                                                        583              797
   Administrative Class                                                                       372              324
   Other Classes                                                                            3,566            4,109
Cost of shares redeemed
   Institutional Class                                                                    (23,654)         (47,564)
   Administrative Class                                                                   (21,064)         (14,401)
   Other Classes                                                                         (126,971)        (201,997)
Net increase (decrease) resulting from Fund share transactions                             29,681          (64,461)

Fund Reimbursement Fee:                                                                         0                0
---------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                                   125,004         (112,681)
---------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                 $     284,962     $    397,643
End of period *                                                                           409,966          284,962

*Including net undistributed (overdistributed) investment income of:                $       2,095     $      3,998

64 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


                           Structured Emerging     Tax-Efficient Structured
Tax-Efficient Equity Fund  Markets Fund            Emerging Markets Fund       NFJ Equity Income Fund        NFJ Value Fund

 Year Ended  Year Ended    Year Ended  Year Ended   Year Ended   Year Ended   Year Ended    Period from   Year Ended    Period from
   June 30,    June 30,      June 30,    June 30,      June 30     June 30,     June 30,    May 8, 2000     June 30,    May 8, 2000
       2001        2000          2001        2000        2001,         2000         2001        to June         2001    to June 30,
                                                                                               30, 2000                        2000
$      (143)  $    (137)   $      419   $     168   $      984   $      564   $   1,655     $       102     $     26      $       5
     (3,944)     (3,852)          551       6,946       (7,095)      (6,218)        559             (35)         (19)            18
     (4,831)      7,274        (7,075)     (1,579)      (9,924)      10,664      10,879          (1,967)         214            (54)
     (8,918)      3,285        (6,105)      5,535      (16,035)       5,010      13,093          (1,900)         221            (31)
-----------------------------------------------------------------------------------------------------------------------------------



          0           0          (511)       (284)      (1,058)        (716)     (1,311)            (72)         (23)            (4)
          0           0             0           0            0            0         (87)            (11)           0              0
          0           0             0           0            0            0           0               0            0              0

          0           0          (471)          0         (844)           0           0               0            0              0
          0           0             0           0            0            0           0               0            0              0
          0           0             0           0            0            0           0               0            0              0

          0           0        (5,550)     (2,972)           0            0        (482)              0            0              0
          0           0             0           0            0            0         (42)              0            0              0
          0           0             0           0            0            0           0               0            0              0

          0           0          (120)          0            0            0        (383)              0          (35)             0
          0           0             0           0            0            0         (34)              0            0              0
          0           0             0           0            0            0           0               0            0              0

          0           0          (288)          0            0            0           0               0            0              0
          0           0             0           0            0            0           0               0            0              0
          0           0             0           0            0            0           0               0            0              0

          0           0        (6,940)     (3,256)      (1,902)        (716)     (2,339)            (83)         (58)            (4)
-----------------------------------------------------------------------------------------------------------------------------------



          0       1,085         1,200       1,761       17,514       16,041      18,373          26,504           51            942
      5,504      20,566             0           0            0            0         501           5,045            0              0
     11,529      19,459             0           0            0            0           0               0            0              0

          0           0             0           0            0            0           0               0            0              0
          0           0             0           0            0            0           0               0            0              0
          0           0             0           0            0            0           0               0            0              0

          0           0         6,798       3,230        1,588          574       2,161              70           53              4
          0           0             0           0            0            0         163              11            0              0
          0           0             0           0            0            0           0               0            0              0

       (464)         (8)       (3,308)    (18,490)     (14,139)      (6,600)     (3,943)              0            0              0
     (6,872)     (5,427)            0           0            0            0      (5,359)           (121)           0              0
     11,220)    (10,104)            0           0            0            0           0               0            0              0
     (1,523)     25,571         4,690     (13,499)       4,963       10,015      11,896          31,509          104            946

          0           0            29          19          198          155           0               0            0              0
-----------------------------------------------------------------------------------------------------------------------------------

    (10,441)     28,856        (8,326)    (11,201)     (12,776)      14,464      22,650          29,526          267            911
-----------------------------------------------------------------------------------------------------------------------------------


$    56,807   $  27,951    $   35,376   $  46,577   $   86,973   $   72,509   $  29,526     $         0     $    911      $       0
     46,366      56,807        27,050      35,376       74,197       86,973      52,176          29,526        1,178            911

$         0   $       0    $     (185)  $      92   $     (579)  $       77   $     258     $        19     $      4      $      19

                See accompanying notes | 6.30.01 | PIMCO Funds Annual Report  65

Schedule of Investments

Value Fund
June 30, 2001

                                                                           Value
                                                           Shares         (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 88.3%
--------------------------------------------------------------------------------

Aerospace 3.7%
Raytheon Co.                                              405,196      $  10,758
Northrop Grumman Corp.                                     14,000          1,121
                                                                       ---------
                                                                          11,879
                                                                       ---------
Capital Goods 6.9%
Paccar, Inc.                                              295,000         15,169
Delphi Automotive Systems                                 250,000          3,983
Deere & Co.                                                70,500          2,668
                                                                       ---------
                                                                          21,820
                                                                       ---------
Communications 16.3%
Sprint Corp.                                              764,500         16,330
AT&T Corp.                                                735,394         16,179
WorldCom, Inc. (b)                                      1,057,700         15,019
AT&T Corp. - Liberty Media Group `A'  (b)                 270,000          4,722
                                                                       ---------
                                                                          52,250
                                                                       ---------
Consumer Discretionary 3.4%
J.C. Penney Co.                                           411,300         10,842
                                                                       ---------
Consumer Staples 6.1%
Archer-Daniels-Midland Co.                              1,060,000         13,780
Sara Lee Corp.                                            310,000          5,871
                                                                       ---------
                                                                          19,651
                                                                       ---------
Energy 2.2%
Diamond Offshore  Drilling, Inc.                          185,000         6,114
Transocean Sedco Forex, Inc.                               20,000            825
                                                                       ---------
                                                                           6,939
                                                                       ---------
Financial & Business Services 20.9%
Ace Ltd.                                                  422,400         16,512
Berkshire Hathaway, Inc. `A' (b)                              235         16,309
Aon Corp.                                                 430,000         15,050
Washington Mutual, Inc.                                   230,000          8,637
CNA Financial Corp. (b)                                   115,000          4,537
Fleet Boston Financial Corp.                               40,000          1,578
St. Paul Cos., Inc.                                        30,000          1,521
Progressive Corp.                                          10,000          1,352
Cincinnati Financial Corp.                                 20,000            790
U.S. Bancorp                                               30,000            684
                                                                       ---------
                                                                          66,970
                                                                       ---------
Health Care 3.7%
Aetna, Inc. (b)                                           225,000          5,821
CIGNA Corp.                                                50,000          4,791
Merck & Co., Inc.                                          20,000          1,278
                                                                       ---------
                                                                          11,890
                                                                       ---------
Materials & Processing 10.2%
Alcan, Inc.                                               420,100         17,653
Nucor Corp.                                               232,831         11,382
Alcoa, Inc.                                                90,000          3,546
                                                                       ---------
                                                                          32,581
                                                                       ---------
Technology 8.5%
Xerox Corp.                                             1,600,000         15,312
Micron Technology, Inc. (b)                               285,500         11,734
                                                                       ---------
                                                                          27,046
                                                                       ---------
Transportation 3.2%
Burlington Northern Santa Fe Corp.                        190,000          5,732
CSX Corp.                                                 122,923          4,455
                                                                       ---------
                                                                          10,187
                                                                       ---------
Utilities 3.2%
PG&E Corp. (b)                                            915,000         10,248
                                                                       ---------

Total Common Stocks                                                      282,303
                                                                       ---------
(Cost $268,538)


                                                     Principal
                                                        Amount        Value
                                                        (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 12.6%
--------------------------------------------------------------------------------

Repurchase Agreement 12.6%
State Street Bank
  3.350% due 07/02/2001                             $ 40,284       $  40,284
  (Dated 06/29/2001. Collateralized by Freddie Mac
  7.375% due 05/15/2003 valued at $41,093
  Repurchase proceeds are $40,295.)
                                                                   ---------
Total Short-Term Instruments                                          40,284
                                                                   ---------
(Cost $40,284)

Total Investments (a) 100.9%                                       $ 322,587
(Cost $308,822)

Other Assets and Liabilities (Net) (0.9%)                             (2,775)
                                                                   ---------
Net Assets 100.0%                                                  $ 319,812
                                                                   ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $312,674 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $  16,375

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                      (6,462)
                                                                   ---------
                                                                   $     156
                                                                   ---------

(b) Non-income producing security.

66 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Renaissance Fund
June 30, 2001

                                                                           Value
                                                         Shares           (000s)

--------------------------------------------------------------------------------
   COMMON STOCKS 90.6%
--------------------------------------------------------------------------------

Aerospace 3.4%
Raytheon Co.                                          1,288,104     $    34,199
Northrop Grumman Corp.                                   97,500           7,810
Orbital Sciences Corp. (b)                            1,711,200           6,639
                                                                    -----------
                                                                         48,648
                                                                    -----------
Building 2.4%
York International Corp.                                976,700          34,204
                                                                    -----------
Capital Goods 8.9%
Navistar International Corp. (b)                      1,941,200          54,605
Visteon Corp.                                         1,547,700          28,447
CNH Global NV                                         2,846,800          16,882
Cummins Engine Co., Inc.                                345,000          13,352
Cooper Industries, Inc.                                 310,000          12,273
                                                                    -----------
                                                                        125,559
                                                                    -----------
Communications 10.5%
AT&T Corp.                                            2,703,576          59,478
Sprint Corp.                                          2,478,000          52,930
WorldCom, Inc. (b)                                    2,405,000          34,151
MCI WorldCom, Inc.                                       86,800           1,397
                                                                    -----------
                                                                        147,956
                                                                    -----------
Consumer Discretionary 7.2%
J.C. Penney Co.                                       1,133,000          29,865
Tupperware Corp.                                      1,049,200          24,583
Hasbro, Inc.                                          1,506,300          21,766
Office Depot, Inc. (b)                                2,025,000          21,020
Linens 'n Things, Inc. (b)                              170,000           4,644
                                                                    -----------
                                                                        101,878
                                                                    -----------
Consumer Staples 4.8%
Archer-Daniels-Midland Co.                            1,763,900          22,930
Tate & Lyle PLC                                       4,829,468          19,044
Corn Products International, Inc.                       375,000          12,000
Great Atlantic & Pacific Tea Co., Inc.                  428,700           6,345
SUPERVALU, Inc.                                         340,000           5,967
Dean Foods Co.                                           20,000             804
Tyson Foods, Inc.                                        10,000              92
                                                                    -----------
                                                                         67,182
                                                                    -----------
Energy 2.9%
Diamond Offshore Drilling, Inc.                       1,254,400          41,458
                                                                    -----------
Financial & Business Services 21.2%
Ace Ltd.                                              1,616,400          63,185
PartnerRe Ltd.                                        1,030,000          57,062
Aon Corp.                                             1,563,700          54,730
Fairfax Financial Holdings Ltd. (b)                     238,900          35,876
Golden State Bancorp, Inc.                            1,100,000          33,880
Mutual Risk Management Ltd.                           2,462,000          21,912
Pacific Century Financial Corp.                         649,600          16,753
Odyssey Re Holdings Corp. (b)                           562,400          10,163
Cincinnati Financial Corp.                               50,000           1,975
Safeco Corp.                                             50,000           1,475
CNA Financial Corp. (b)                                  35,000           1,381
Sovereign Bancorp, Inc.                                  75,000             975
                                                                    -----------
                                                                        299,367
                                                                    -----------
Health Care 5.7%
Aetna, Inc. (b)                                       1,597,100          41,317
PacifiCare Health Systems, Inc. (b)                   2,009,600          32,756
HEALTHSOUTH Corp. (b)                                   203,800           3,255
Healthnet International, Inc. (b)                       150,000           2,610
                                                                    -----------
                                                                         79,938
                                                                    -----------
Materials & Processing 10.7%
Alcan, Inc.                                           1,526,500          64,144
Nucor Corp.                                             648,169          31,689
Solutia, Inc.                                         2,261,500          28,834
IMC Global, Inc.                                      2,008,500          20,487
Eastman Chemical Co.                                     42,000           2,000
Nova Chemicals Corp.                                     80,000           1,655
USX-U.S. Steel Group, Inc.                               60,000           1,209
Crompton Corp.                                           60,000             654
                                                                    -----------
                                                                        150,672
                                                                    -----------
Technology 5.0%
Xerox Corp.                                           3,750,500          35,892
Micron Technology, Inc. (b)                             857,000          35,223
Axcelis Technologies, Inc. (b)                            4,800              71
                                                                    -----------
                                                                         71,186
                                                                    -----------
Transportation 0.8%
Burlington Northern Santa Fe Corp.                      310,000           9,353
CSX Corp.                                                70,000           2,537
                                                                    -----------
                                                                         11,890
                                                                    -----------
Utilities 7.1%
Niagara Mohawk Holdings, Inc.                         2,530,200          44,759
PG&E Corp. (b)                                        3,609,200          40,423
Western Resources, Inc.                                 679,000          14,599
                                                                    -----------
                                                                         99,781
                                                                    -----------
Total Common Stocks                                                   1,279,719
                                                                    -----------
(Cost $1,222,482)

    SHORT-TERM INSTRUMENTS 9.3%

                                                      Principal
                                                         Amount
                                                         (000s)

Repurchase Agreement 9.3%
State Street Bank
     3.350% due 07/02/2001                           $  131,349         131,349
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 6.875% due 09/15/2010 valued at $31,977,
     Fannie Mae 7.000% due 05/01/2003 valued at $51,005 and
     Fannie Mae 7.000% due 07/15/2005 valued at $51,001.
     Repurchase proceeds are $131,386.)
                                                                    -----------
Total Short-Term Instruments                                            131,349
                                                                    -----------
(Cost $131,349)

Total Investments (a) 99.9%                                         $ 1,411,068
(Cost $1,353,831)

Other Assets and Liabilities (Net) 0.1%                                   1,956
                                                                    -----------
Net Assets 100.0%                                                   $ 1,413,024
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,362,080 was as follows:

Aggregate gross unrealized
appreciation for all investments in
which there was an excess of value
over tax cost.                                                      $   127,385

Aggregate gross unrealized
depreciation for all investments in
which there was an excess of tax
cost over value.                                                        (78,397)
                                                                    -----------
Unrealized appreciation-net                                         $    48,988
                                                                    -----------
(b) Non-income producing security.

               See accompanying notes  | 6.30.01 |  PIMCO Funds Annual Report 67

Schedule of Investments

Growth & Income Fund
June 30, 2001

                                                                         Value
                                                      Shares             (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 82.7%
--------------------------------------------------------------------------------

Aerospace 2.1%
Empresa Bras de Aeronautica SP - ADR                    43,000        $   1,679
                                                                      ---------

Capital Goods 7.2%
Tyco International Ltd.                                 49,000            2,671
General Electric Co.                                    33,400            1,628
Weatherford International, Inc. (b)                     30,000            1,440
                                                                      ---------
                                                                          5,739
                                                                      ---------

Communications 7.5%
Clear Channel Communications, Inc. (b)                  27,700            1,737
Verizon Communications, Inc.                            27,600            1,477
Charter Communications, Inc. `A' (b)                    41,700              974
SBC Communications, Inc.                                23,900              957
Nokia Corp. SP - ADR                                    35,900              791
                                                                      ---------
                                                                          5,936
                                                                      ---------

Consumer Discretionary 15.0%
Family Dollar Stores, Inc.                              65,000            1,666
Linens `n Things, Inc. (b)                              60,000            1,639
B.J.'s  Wholesale Club, Inc. (b)                        30,000            1,598
General Motors Corp. `H'                                75,900            1,537
Viacom, Inc. `B' (b)                                    29,500            1,527
AOL Time Warner, Inc. (b)                               28,000            1,484
Target Corp.                                            36,500            1,263
RadioShack Corp.                                        32,600              994
Costco Wholesale Corp. (b)                               6,000              246
                                                                      ---------
                                                                         11,954
                                                                      ---------

Consumer Services 1.5%
Interpublic Group of Cos., Inc.                         40,700            1,195
                                                                      ---------

Energy 3.2%
El Paso Corp.                                           25,000            1,314
Dynegy, Inc. `A'                                        14,000              651
Exxon Mobil Corp.                                        6,500              567
                                                                      ---------
                                                                          2,532
                                                                      ---------

Financial & Business Services 22.9%
Citigroup, Inc.                                         44,799            2,366
Freddie Mac                                             26,500            1,855
American International Group, Inc.                      20,400            1,754
Ace Ltd.                                                40,900            1,599
Federated Investors, Inc. `B'                           47,400            1,526
XL Capital Ltd. `A'                                     18,400            1,511
Washington Mutual, Inc.                                 40,000            1,502
Omnicom Group, Inc.                                     16,200            1,393
Spieker Properties, Inc.                                22,700            1,361
Boston Properties, Inc.                                 31,800            1,301
AmeriCredit Corp. (b)                                   25,000            1,299
Bank of New York Co., Inc.                              15,500              744
                                                                      ---------
                                                                         18,211
                                                                      ---------

Health Care 6.6%
American Home Products Corp.                            30,000            1,753
Johnson & Johnson                                       35,000            1,750
Pharmacia Corp.                                         37,800            1,737
                                                                      ---------
                                                                          5,240
                                                                      ---------

Technology 13.0%
Celestica, Inc. (b)                                     39,200            2,019
Flextronics International Ltd. (b)                      74,900            1,956
EMC Corp. (b)                                           58,000            1,685
Microsoft Corp. (b)                                     22,600            1,650
Dell Computer Corp. (b)                                 59,200            1,548
Check Point Software Technologies Ltd. (b)              30,000            1,517
                                                                      ---------
                                                                         10,375
                                                                      ---------

Utilities 3.7%
Exelon Corp.                                            26,300            1,686
Duke Energy Corp.                                       17,100              667
Entergy Corp.                                           16,000              614
                                                                      ---------
                                                                          2,967
                                                                      ---------
Total Common Stocks                                                      65,828
                                                                      ---------
(Cost $66,963)

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES  6.3%
--------------------------------------------------------------------------------

Echostar Communications
  4.875% due 01/01/2007                              $   2,100        $   1,866
Comverse Technology, Inc.
  4.500% due 07/01/2005                                    600            1,601
Charter Communications, Inc.
  4.750% due 06/01/2006                                    500              534
Lam Research Corp.
  4.000% due 06/01/2006                                    140              139
Juniper Networks, Inc.
  4.750% due 03/15/2007                                  1,200              864
                                                                      ---------
Total Convertible Bonds & Notes                                           5,004
                                                                      ---------
(Cost $5,310)

PREFERRED STOCK 8.9%

                                                        Shares

PPL Capital Funding Trust                              100,000            2,540
Amdocs Automatic Communications Exchange                30,000            1,515
Cox Communications Inc.                                 21,000            1,218
Mirant Trust                                            11,200              806
Calpine Capital Trust II                                 8,000              643
UtiliCorp United, Inc.                                  10,000              330
                                                                      ---------
Total Preferred Stock                                                     7,052
                                                                      ---------
(Cost $7,499)

SHORT-TERM INSTRUMENTS 5.3%

                                                     Principal
                                                        Amount
                                                        (000s)

Repurchase Agreement 5.3%
State Street Bank
  3.350% due 07/02/2001                              $   4,213            4,213
  (Dated 06/29/2001. Collateralized by
  Fannie Mae 5.600% due 07/25/2003
  valued at $4,301. Repurchase proceeds
  are $4,214.)
                                                                      ---------
Total Short-Term Instruments                                              4,213
                                                                      ---------
(Cost $4,213)

Total Investments (a) 103.2%                                          $  82,097
(Cost $83,985)

Other Assets and Liabilities (Net) (3.2%)                                (2,574)
                                                                      ---------
Net Assets 100.0%                                                     $  79,523
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $84,461 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $   2,572

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (4,936)
                                                                      ---------
Unrealized depreciation-net                                           $  (2,364)
                                                                      ---------
(b) Non-income producing security.

68 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Growth Fund
June 30, 2001

                                                                      Value
                                                     Shares          (000s)

----------------------------------------------------------------------------
COMMON STOCKS 98.1%
----------------------------------------------------------------------------

Capital Goods 6.5%
General Electric Co.                              1,000,000         $ 48,750
Tyco International Ltd.                             750,000           40,875
Illinois Tool Works, Inc.                           500,000           31,650
                                                                   ---------
                                                                     121,275
                                                                   ---------
Communications 3.5%
Nokia Corp. SP - ADR                              1,500,000           33,060
Clear Channel Communications, Inc. (b)              500,000           31,350
                                                                   ---------
                                                                      64,410
                                                                   ---------

Consumer Discretionary 11.2%
AOL Time Warner, Inc. (b)                           750,000           39,750
Wal-Mart Stores, Inc.                               750,000           36,600
Target Corp.                                      1,000,000           34,600
Kohls Corp. (b)                                     500,000           31,365
Viacom, Inc. `B' (b)                                500,000           25,875
Home Depot, Inc.                                    500,000           23,275
Walgreen Co.                                        500,000           17,075
                                                                   ---------
                                                                     208,540
                                                                   ---------

Consumer Services 3.4%
Comcast Corp. Special `A' (b)                       750,000           32,550
Carnival Corp.                                    1,000,000           30,700
                                                                   ---------
                                                                      63,250
                                                                   ---------

Consumer Staples 6.7%
Philip Morris Cos., Inc.                          1,000,000           50,750
Sysco Corp.                                       1,500,000           40,725
PepsiCo, Inc.                                       750,000           33,150
                                                                   ---------
                                                                     124,625
                                                                   ---------

Energy 1.4%
El Paso Corp.                                       500,000           26,270
                                                                   ---------

Financial & Business Services 22.2%
Citigroup, Inc.                                   1,500,000           79,260
American International Group, Inc.                  750,000           64,500
First Data Corp.                                  1,000,000           64,250
Omnicom Group, Inc.                                 500,000           43,000
Washington Mutual, Inc.                           1,000,000           37,550
Freddie Mac                                         500,000           35,000
Morgan Stanley, Dean Witter & Co.                   500,000           32,115
Northern Trust Corp.                                500,000           31,250
Bank of New York Co., Inc.                          500,000           24,000
                                                                   ---------
                                                                     410,925
                                                                   ---------

Health Care 15.3%
Amgen, Inc. (b)                                   1,000,000           60,680
Cardinal Health, Inc.                               750,000           51,750
Johnson & Johnson                                 1,000,000           50,000
UnitedHealth Group, Inc.                            750,000           46,313
Pfizer, Inc.                                      1,000,000           40,049
Pharmacia Corp.                                     750,000           34,462
                                                                   ---------
                                                                     283,254
                                                                   ---------

Technology 20.8%
Microsoft Corp. (b)                               1,000,000           73,000
Electronic Data Systems Corp.                       750,000           46,875
Applied Materials, Inc. (b)                         750,000           36,825
Intel Corp.                                       1,000,000           29,250
EMC Corp. (b)                                     1,000,000           29,050
Cisco Systems, Inc. (b)                           1,500,000           27,300
Celestica, Inc. (b)                                 500,000           25,750
Siebel Systems, Inc. (b)                            500,000           23,450
Veritas Software Corp.(b)                           350,000           23,286
Micron Technology, Inc. (b)                         500,000           20,550
Flextronics International Ltd. (b)                  750,000           19,583
Texas Instruments, Inc.                             500,000           15,750
BEA Systems, Inc. (b)                               500,000           15,355
                                                                   ---------
                                                                     386,024
                                                                   ---------

Utilities 7.1%
Exelon Corp.                                        750,000           48,090
Duke Energy Corp.                                 1,000,000           39,010
Mirant Corp. (b)                                    650,000           22,360
AES Corp. (b)                                       500,000           21,525
                                                                   ---------
                                                                     130,985
                                                                   ---------
Total Common Stocks                                                1,819,558
(Cost $1,663,607)                                                  ---------

                                                  Principal
                                                     Amount            Value
                                                     (000s)           (000s)

----------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.0%
----------------------------------------------------------------------------

Cabbell Financial Grantor Trust (c)
  6.881% due 12/31/2002                          $      359       $       36
                                                                  ----------
Total Convertible Bonds & Notes                                           36
                                                                  ----------
(Cost $358)

SHORT-TERM INSTRUMENTS 2.1%

Repurchase Agreement 2.1%
State Street Bank
  3.350% due 07/02/2001                              38,477           38,477
  (Dated 06/29/2001. Collateralized
  by Fannie Mae 4.625% due 05/15/2003
  valued at $39,250. Repurchase proceeds
  are $38,488.)
                                                                  ----------
Total Short-Term Instruments                                          38,477
                                                                  ----------
(Cost $38,477)

Total Investments (a) 100.2%                                      $1,858,071
(Cost $1,702,442)

Other Assets and Liabilities (Net) (0.2%)                             (4,209)
                                                                  ----------

Net Assets 100.0%                                                 $1,853,862
                                                                  ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,710,058 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                    $  234,069

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                     (86,056)
                                                                  ----------
Unrealized appreciation-net                                       $  148,013
                                                                  ----------

(b) Non-income producing security.

(c) Security is in default.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 69

Schedule of Investments

Select Growth Fund
June 30, 2001

                                                                       Value
                                                    Shares            (000s)

-----------------------------------------------------------------------------
COMMON STOCKS 99.1%
-----------------------------------------------------------------------------

Capital Goods 4.5%
Illinois Tool Works, Inc.                           35,000         $   2,216
                                                                   ---------
Communications 3.3%
Nokia Corp. SP - ADR                                75,000             1,653
                                                                   ---------
Consumer Discretionary 9.8%
Viacom, Inc. `B' (b)                                35,000             1,811
Wal-Mart Stores, Inc.                               35,000             1,708
AOL Time Warner, Inc. (b)                           25,000             1,325
                                                                   ---------
                                                                       4,844
                                                                   ---------
Consumer Services 3.1%
Comcast Corp. Special `A' (b)                       35,000             1,519
                                                                   ---------
Consumer Staples 9.6%
Philip Morris Cos., Inc.                            50,000             2,538
PepsiCo, Inc.                                       50,000             2,210
                                                                   ---------
                                                                       4,748
                                                                   ---------
Financial & Business Services 30.0%
American International Group, Inc.                  35,000             3,010
Omnicom Group, Inc.                                 35,000             3,010
Citigroup, Inc.                                     50,000             2,642
Freddie Mac                                         35,000             2,450
First Data Corp.                                    35,000             2,249
Washington Mutual, Inc.                             40,000             1,502
                                                                   ---------
                                                                      14,863
                                                                   ---------
Health Care 16.3%
Cardinal Health, Inc.                               35,000             2,415
Amgen, Inc. (b)                                     35,000             2,123
Pfizer, Inc.                                        50,000             2,003
UnitedHealth Group, Inc.                            25,000             1,544
                                                                   ---------
                                                                       8,085
                                                                   ---------
Technology 18.0%
Microsoft Corp. (b)                                 50,000             3,650
Applied Materials, Inc. (b)                         35,000             1,718
Cisco Systems, Inc. (b)                             75,000             1,365
BEA Systems, Inc. (b)                               25,000               768
Intel Corp.                                         25,000               731
Veritas Software Corp. (b)                          10,000               665
                                                                   ---------
                                                                       8,897
                                                                   ---------
Utilities 4.5%
Exelon Corp.                                        35,000             2,244
                                                                   ---------
Total Common Stocks                                                   49,069
                                                                   ---------
(Cost $52,413)

                                                       Principal
                                                        Amount        Value
                                                        (000s)        (000s)

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.2%
------------------------------------------------------------------------------

Repurchase Agreement 1.2%
State Street Bank
   3.350% due 07/02/2001                              $   593       $    593
   (Dated 06/29/2001. Collateralized by
   Fannie Mae 4.500% due 04/25/2003
   valued at $609.
   Repurchase proceeds are $593.)
                                                                    --------
Total Short-Term Instruments                                             593
                                                                    --------
(Cost $593)

Total Investments (a) 100.3%                                        $ 49,662
(Cost $53,006)

Other Assets and Liabilities (Net) (0.3%)                               (152)
                                                                    --------

Net Assets 100.0%                                                   $ 49,510
                                                                    --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $53,049 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $  1,064

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                      (4,451)
                                                                    --------

Unrealized depreciation-net                                         $ (3,387)
                                                                    --------

(b) Non-income producing security.


70  PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Target Fund
June 30, 2001

                                                                       Value
                                                     Shares           (000s)

----------------------------------------------------------------------------
COMMON STOCKS 93.5%
----------------------------------------------------------------------------

Aerospace 1.8%
Empresa Bras de Aeronautica SP- ADR                 800,000        $  31,240
                                                                 -----------
Capital Goods 2.2%
Weatherford International, Inc. (b)                 425,000           20,399
SPX Corp.                                           150,000           18,777
                                                                 -----------
                                                                      39,176
                                                                 -----------
Communications 4.4%
Echostar Communications Corp. `A' (b)               750,000           24,314
Charter Communications, Inc. `A' (b)              1,000,000           23,350
TMP Worldwide, Inc. (b)                             350,000           21,000
Radio One, Inc. (b)                                 450,000            9,923
                                                                 -----------
                                                                      78,587
                                                                 -----------
Consumer Discretionary 9.6%
B.J.'s Wholesale Club, Inc. (b)                     800,000           42,607
TJX Companies, Inc.                                 750,000           23,903
Andrx Group (b)                                     250,000           19,250
Harley-Davidson, Inc.                               400,000           18,832
Masco Corp.                                         700,000           17,472
Linens 'n Things, Inc. (b)                          600,000           16,392
RadioShack Corp.                                    500,000           15,250
Emmis Broadcasting Corp. `A' (b)                    300,000            9,225
CDW Computer Centers, Inc. (b)                      150,000            5,957
                                                                 -----------
                                                                     168,888
                                                                 -----------
Consumer Services 3.5%
Sabre Holdings Corp. `A' (b)                        500,000           25,000
Royal Caribbean Cruises Ltd.                      1,000,000           22,110
Darden Restaurants, Inc.                            500,000           13,950
                                                                 -----------
                                                                      61,060
                                                                 -----------
Energy 0.7%
Diamond Offshore Drilling, Inc.                     350,000           11,568
                                                                 -----------
Financial & Business Services 14.8%
Everest Re Group Ltd.                               450,000           33,659
SEI Investments Co.                                 700,000           33,180
MGIC Investment Corp.                               450,000           32,688
Concord EFS, Inc. (b)                               600,000           31,206
USA Education, Inc.                                 375,000           27,375
Ace Ltd.                                            700,000           27,363
Providian Financial Corp.                           300,000           17,760
AmeriCredit Corp. (b)                               300,000           15,585
VeriSign, Inc. (b)                                  250,000           15,003
Instinet Group, Inc. (b)                            800,000           14,912
Robert Half International, Inc.                     500,000           12,445
                                                                 -----------
                                                                     261,176
                                                                 -----------
Health Care 24.9%
Express Scripts, Inc. (b)                           900,000           49,526
Laboratory Corp. of America Holdings (b)            600,000           46,140
Quest Diagnostics, Inc. (b)                         600,000           44,910
Ivax Corp. (b)                                    1,000,000           39,000
Amerisource Health Corp. `A' (b)                    700,000           38,710
Cytyc Corp. (b)                                   1,500,000           34,575
Allergan Inc. (b)                                   650,000           31,200
Minimed, Inc.                                       300,000           25,650
King Pharmaceuticals, Inc. (b)                      425,000           22,844
Invitrogen Corp. (b)                                300,000           21,540
St. Jude Medical, Inc.                              350,000           21,000
Wellpoint Health Networks, Inc. (b)                 200,000           18,848
Universal Health Services, Inc. `B'                 400,000           18,200
Applera Corp.- Applied Biosystems Group             550,000           14,713
Waters Corp. (b)                                    450,000           12,425
                                                                 -----------
                                                                     439,281
                                                                 -----------
Materials & Processing 0.3%
Alcan, Inc.                                         150,000            6,303
                                                                 -----------
Technology 25.4%
Comverse Technology, Inc. (b)                       750,000           42,825
Jabil Circuit, Inc. (b)                           1,000,000           30,860
SunGard Data Systems, Inc.                        1,000,000           30,010
Peregrine Systems, Inc.                           1,000,000           29,000
Lexmark International, Inc. (b)                     400,000           26,900
Celestica, Inc. (b)                                 500,000           25,750
Ulticom, Inc. (b)                                   700,000           23,660
KLA-Tencor Corp. (b)                                400,000      $    23,388
Symbol Technologies, Inc.                         1,000,000           22,200
Amdocs Ltd. (b)                                     400,000           21,540
Orbotech Ltd. (b)                                   600,000           20,736
RF Micro Devices, Inc. (b)                          700,000           18,879
Citrix Systems, Inc. (b)                            500,000           17,450
Apple Computer, Inc.                                750,000           17,438
Novellus Systems, Inc. (b)                          275,000           15,617
Check Point Software Technologies Ltd. (b)          300,000           15,171
Symantec Corp. (b)                                  300,000           13,107
Electronic Arts, Inc. (b)                           225,000           13,028
Newport Corp.                                       350,000            9,275
Informatica Corp. (b)                               500,000            8,680
Juniper Networks, Inc. (b)                          275,000            8,553
Rational Software Corp. (b)                         250,000            7,013
Corvis Corp. (b)                                  1,500,000            6,585
                                                                 -----------
                                                                     447,665
                                                                 -----------
Utilities 5.9%
Mirant Corp. (b)                                  1,200,000           41,280
PPL Corp.                                           600,000           33,000
Calpine Corp. (b)                                   800,000           30,240
                                                                 -----------
                                                                     104,520
                                                                 -----------
Total Common Stocks                                                1,649,464
                                                                 -----------
(Cost $1,428,932)


CONVERTIBLE BONDS & NOTES 0.9%

                                                  Principal
                                                     Amount
                                                     (000s)
Technology 0.9%
Juniper Networks, Inc.
        4.750% due 03/15/2007                     $  22,000           15,840
                                                                 -----------
Total Convertible Bonds & Notes                                       15,840
                                                                 -----------
(Cost $15,395)


SHORT-TERM INSTRUMENTS 5.7%


Repurchase Agreement 5.7%
State Street Bank
     3.350% due 07/02/2001                           99,798           99,798
     (Dated 06/29/2001
     Collateralized by Fannie Mae
     4.750% due 03/15/2003 valued at
     $51,004 and 6.480% due 11/09/2001
     valued at $50,795.
     Repurchase proceeds are $99,826.)

                                                                 -----------
Total Short-Term Instruments                                          99,798
                                                                 -----------
(Cost $99,798)


Total Investments (a) 100.1%                                     $ 1,765,102
(Cost $1,544,125)


Other Assets and Liabilities (Net) (0.1%)                             (1,281)
                                                                 -----------

Net Assets 100.0%                                                $ 1,763,821
                                                                 -----------

Notes to Schedule of Investments (amounts in thousands):


(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,565,963 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $   331,099

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                    (131,960)
                                                                 -----------

Unrealized appreciation-net                                      $   199,139
                                                                 -----------

(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 71

Schedule of Investments

Opportunity Fund
June 30, 2001

                                                                    Value
                                                     Shares         (000s)

--------------------------------------------------------------------------
COMMON STOCKS 94.7%
--------------------------------------------------------------------------

Capital Goods 2.9%
Global Power Equipment Group, Inc. (b)              141,800       $  4,155
BE Aerospace, Inc. (b)                              213,100          4,060
Capstone Turbine Corp. (b)                          131,700          2,909
Active Power, Inc. (b)                              143,400          2,392
                                                                  --------
                                                                    13,516
                                                                  --------
Communications 6.7%
Millicom International Cellular SA (b)              310,500          7,793
Mediacom Communications Corp. (b)                   360,300          5,044
Insight Communications Co., Inc. (b)                192,587          4,815
Radio One, Inc. (b)                                 216,800          4,780
Allegiance Telecom, Inc. (b)                        278,500          4,175
Network Plus Corp. (b)                              830,819          2,252
GoTo.com, Inc. (b)                                  113,400          2,206
                                                                  --------
                                                                    31,065
                                                                  --------
Consumer Discretionary 17.1%
Genesco, Inc. (b)                                   182,230          6,122
Reebok International Ltd. (b)                       184,400          5,892
Furniture Brands International, Inc. (b)            185,300          5,188
Six Flags, Inc. (b)                                 224,300          4,719
Timberland Co. `A' (b)                              115,000          4,544
Midway Games, Inc. (b)                              244,700          4,527
Corinthian Colleges, Inc. (b)                        88,200          4,152
Emmis Broadcasting Corp. `A' (b)                    133,700          4,111
Constellation Brands, Inc. `A' (b)                   98,000          4,018
Argosy Gaming Co. (b)                               134,700          3,739
Duane Reade, Inc. (b)                               114,200          3,712
Linens `n Things, Inc. (b)                          135,300          3,696
Tommy Hilfiger Corp. (b)                            257,200          3,601
Tupperware Corp.                                    148,500          3,479
Office Depot, Inc. (b)                              328,300          3,408
Take Two Interactive Software (b)                   163,800          3,038
AdvancePCS (b)                                       47,400          3,036
AnnTaylor Stores Corp. (b)                           69,900          2,502
Vans, Inc. (b)                                       98,700          2,319
Pacific Sunwear of California (b)                    95,000          2,131
Station Casinos, Inc. (b)                           120,900          1,934
                                                                  --------
                                                                    79,868
                                                                  --------
Consumer Services 4.3%
Corporate Executive Board Co. (b)                   126,700          5,320
HotJobs.com Ltd. (b)                                533,700          4,803
Forrester Research, Inc. (b)                        198,700          4,489
P F Chang's China Bistro, Inc. (b)                   74,403          2,820
Heidrick & Struggles, Inc. (b)                      133,600          2,716
                                                                  --------
                                                                    20,148
                                                                  --------
Energy 4.8%
Grant Prideco, Inc. (b)                             216,500          3,786
Key Energy Group, Inc. (b)                          339,700          3,682
Core Laboratories NV (b)                            195,069          3,658
Veritas DGC, Inc. (b)                               116,300          3,227
CAL Dive International, Inc. (b)                    118,600          2,918
Chesapeake Energy Corp. (b)                         397,100          2,700
Petroquest Energy, Inc. (b)                         315,600          2,209
                                                                  --------
                                                                    22,180
                                                                  --------
Environmental Services 1.0%
Waste Connections, Inc. (b)                         135,500          4,878
                                                                  --------
Financial & Business Services 14.1%
Arthur J. Gallagher & Co.                           289,000          7,514
Optimal Robotics Corp. (b)                          196,900          7,482
Investors Financial Services Corp.                  102,400          6,861
Affiliated Managers Group, Inc. (b)                  99,000          6,089
Everest Re Group Ltd.                                78,178          5,848
RenaissanceRe Holdings Ltd.                          61,721          4,574
Caminus Corp. (b)                                   155,100          4,183
FreeMarkets, Inc. (b)                               193,700          3,874
MeriStar Hospitality Corp.                          153,800          3,653
E*Trade Group, Inc. (b)                             511,500          3,299
eFunds Corp. (b)                                    177,300          3,298
Commerce Bancorp, Inc. N.J.                          45,800          3,211
eSPEED, Inc. `A' (b)                                143,000          3,146
Acxiom Corp. (b)                                    218,000          2,854
                                                                  --------
                                                                    65,886
                                                                  --------
Health Care 17.5%
Titan Pharmaceuticals, Inc. (b)                     253,100          7,595
HEALTHSOUTH Corp. (b)                               394,218          6,296
Universal Health Services, Inc. `B' (b)             137,700          6,265
Ilex Oncology, Inc. (b)                             191,200          5,717
Cubist Pharmaceuticals, Inc. (b)                    144,300          5,483
Digene Corp. (b)                                    132,200          5,394
Cell Therapeutics, Inc. (b)                         189,067          5,226
Triad Hospitals, Inc. (b)                           166,400          4,904
Quintiles Transnational Corp. (b)                   172,500          4,356
Minimed, Inc. (b)                                    81,800          3,926
Noven Pharmaceuticals, Inc. (b)                     100,000          3,920
CuraGen Corp. (b)                                   106,400          3,873
NPS Pharmaceuticals, Inc. (b)                        88,100          3,542
First Horizon Pharmaceutical Corp. (b)              104,100          3,342
Medicis Pharmaceutical `A' (b)                       55,100          2,920
Health Net, Inc. (b)                                151,744          2,640
Arena Pharmaceuticals, Inc. (b)                      70,800          2,159
Discovery Laboratories, Inc. (b)                    381,538          2,003
PhotoMedex, Inc. (b)                                332,500          1,756
Discovery Laboratories, Inc. - Warrants (b)          92,308              0
                                                                  --------
                                                                    81,317
                                                                  --------
Materials & Processing 1.5%
Century Aluminum Co.                                262,300          4,207
Sappi Ltd. SP - ADR                                 290,800          2,603
                                                                  --------
                                                                     6,810
                                                                  --------
Technology 22.1%
Digital Lightwave, Inc. (b)                         170,900          6,316
Microtune, Inc. (b)                                 251,800          5,540
SmartForce Public Ltd. Co. SP - ADR (b)             142,700          5,027
Digital Insight Corp. (b)                           217,300          4,802
Alpha Industries, Inc. (b)                          158,400          4,681
Anadigics, Inc. (b)                                 198,200          4,559
Advanced Energy Industries (b)                      108,400          4,474
Fairchild Semiconductor International, `A' (b)      185,200          4,260
Multex.com, Inc. (b)                                240,000          3,900
Manhattan Associates, Inc. (b)                       95,700          3,804
Lattice Semiconductor Co. (b)                       148,000          3,611
Microchip Technology, Inc. (b)                      108,000          3,610
Aeroflex, Inc. (b)                                  343,324          3,605
Orbotech Ltd. (b)                                   104,000          3,594
Aspen Technology, Inc. (b)                          145,100          3,511
SpeechWorks International, Inc. (b)                 217,581          3,416
FEI Co. (b)                                          82,500          3,383
Websense, Inc. (b)                                  168,500          3,370
Universal Access, Inc. (b)                          533,200          3,306
Virata Corp. (b)                                    277,600          3,290
Vignette Corp. (b)                                  350,500          3,109
Netegrity, Inc. (b)                                 102,400          3,072
Tibco Software, Inc. (b)                            235,300          3,005
Concurrent Computer Corp. (b)                       399,200          2,794
LTX Corp. (b)                                        93,900          2,400
Newport Corp.                                        88,800          2,353
Avocent Corp. (b)                                    90,800          2,066
TTM Technologies, Inc. (b)                          212,100          1,866
                                                                  --------
                                                                   102,724
                                                                  --------
Transportation 2.7%
Frontier Airlines, Inc. (b)                         382,100          4,681
Stelmar Shipping Ltd.                               192,500          3,350
Skywest, Inc.                                        83,500          2,338
General Maritime Corp. (b)                          153,700          2,244
                                                                  --------
                                                                    12,613
                                                                  --------
Total Common Stocks                                                441,005
                                                                  --------
(Cost $392,107)

72  PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                  Principal
                                                     Amount          Value
                                                     (000s)          (000s)

---------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.1%
---------------------------------------------------------------------------

Repurchase Agreement 5.1%
State Street Bank
  3.350% due 07/02/2001                       $    23,812       $    23,812
  (Dated 06/29/2001. Collateralized by
  Federal Farm Credit Bank
  5.450% due 09/29/2003 valued at $24,293.
  Repurchase proceeds are $23,819.)
                                                                -----------
Total Short-Term Instruments                                         23,812
                                                                -----------
(Cost $23,812)

Total Investments (a) 99.8%
(Cost $415,919)

Other Assets and Liabilities (Net) 0.2%                                 923
                                                                -----------
Net Assets 100.0%                                               $   465,740
                                                                -----------

Notes to Schedule of Investments (amounts in thousands):


(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $426,860 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                  $    62,752

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                    (24,795)
                                                                -----------
Unrealized appreciation-net                                     $    37,957
                                                                -----------

(b) Non-income producing security.


                See accompanying notes | 6.30.01 | PIMCO Funds Annual Report  73

Schedule of Investments

Innovation Fund
June 30, 2001

                                                                         Value
                                                         Shares         (000s)

------------------------------------------------------------------------------
COMMON STOCKS 98.5%
------------------------------------------------------------------------------

Communications 2.5%
Nokia Corp. SP - ADR                                  2,020,300   $     44,527
Telefonaktiebolaget LM Ericsson SP -  ADR             3,328,000         18,038
Tellium, Inc. (b)                                       166,500          3,030
                                                                  ------------
                                                                        65,595
                                                                  ------------

Consumer Discretionary 5.4%
AOL Time Warner, Inc. (b)                             1,521,500         80,640
Amazon.com, Inc. (b)                                  2,339,700         33,107
Gemstar-TV Guide International, Inc. (b)                660,867         28,153
                                                                  ------------
                                                                       141,900
                                                                  ------------

Consumer Services 3.2%
eBay, Inc. (b)                                          731,800         50,121
Comcast Corp. Special `A' (b)                           745,000         32,333
                                                                  ------------
                                                                        82,454
                                                                  ------------

Health Care 2.3%
Amgen, Inc. (b)                                         623,600         37,840
IDEC Pharmaceuticals Corp. (b)                          325,300         22,020
                                                                  ------------
                                                                        59,860
                                                                  ------------

Technology 85.1%
Veritas Software Corp. (b)                            1,396,000         92,876
PeopleSoft, Inc. (b)                                  1,742,800         85,798
Applied Materials, Inc. (b)                           1,745,700         85,714
Siebel Systems, Inc. (b)                              1,730,600         81,165
Dell Computer Corp. (b)                               3,074,200         80,390
QUALCOMM, Inc. (b)                                    1,336,300         78,147
Sun Microsystems, Inc. (b)                            4,902,100         77,061
Micron Technology, Inc. (b)                           1,866,800         76,725
Cisco Systems, Inc. (b)                               3,870,900         70,450
Microsoft Corp. (b)                                     956,600         69,832
Broadcom Corp. `A' (b)                                1,593,800         68,151
International Business Machines Corp.                   587,300         66,365
Extreme Networks, Inc. (b)                            2,242,200         66,145
Intel Corp.                                           2,007,400         58,716
KLA-Tencor Corp. (b)                                    970,000         56,716
Teradyne, Inc. (b)                                    1,671,000         55,310
Amdocs Ltd. (b)                                         992,700         53,457
Brocade Communications Systems, Inc. (b)              1,186,100         52,177
i2 Technologies, Inc. (b)                             2,621,600         51,908
QLogic Corp. (b)                                        714,100         46,024
Sanmina Corp. (b)                                     1,920,054         44,948
EMC Corp. (b)                                         1,491,300         43,322
Check Point Software Technologies Ltd. (b)              817,300         41,331
BMC Software, Inc. (b)                                1,815,400         40,919
LSI Logic Corp. (b)                                   2,157,980         40,570
Novellus Systems, Inc. (b)                              707,700         40,190
BEA Systems, Inc. (b)                                 1,304,500         40,061
Foundry Networks, Inc. (b)                            1,982,500         39,610
Compaq Computer Corp.                                 2,469,800         38,257
Juniper Networks, Inc. (b)                            1,223,300         38,045
Xilinx, Inc. (b)                                        873,800         36,036
JDS Uniphase Corp. (b)                                2,747,365         34,342
Maxim Integrated Products, Inc. (b)                     765,400         33,838
GlobeSpan, Inc. (b)                                   2,207,600         32,231
Comverse Technology, Inc. (b)                           547,700         31,274
Openwave Systems, Inc. (b)                              825,200         28,634
ONI Systems Corp. (b)                                   993,400         27,716
Texas Instruments, Inc.                                 865,800         27,273
Applied Micro Circuits Corp. (b)                      1,570,000         27,004
Taiwan Semiconductor Manufacturing Co. Ltd.
     SP - ADR (b)                                     1,696,380         25,768
Emulex Corp. (b)                                        594,600         24,022
Rational Software Corp. (b)                             813,300         22,813
Lam Research Corp. (b)                                  722,900         21,434
Research In Motion Ltd. (b)                             646,800         20,859
Cree, Inc. (b)                                          647,900         16,939
Vignette Corp. (b)                                    1,609,900         14,280
Flextronics International Ltd. (b)                      498,300         13,011
Agere Systems, Inc.`A' (b)                            1,088,000          8,160
                                                                  ------------
                                                                     2,226,014
                                                                  ------------
Total Common Stocks                                                  2,575,823
                                                                  ------------
(Cost $2,607,680)

                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.0%
------------------------------------------------------------------------------

Repurchase Agreement 2.0%
State Street Bank
  3.350% due 07/02/2001                              $   52,471   $     52,471
  (Dated 06/29/2001. Collateralized by Fannie Mae
  7.125% due 06/15/2010 valued at $51,002 and
  Federal Home Loan Bank
  5.455% due 02/07/2003 valued at $2,522.
  Repurchase proceeds are $52,486.)
                                                                  ------------
Total Short-Term Instruments                                            52,471
                                                                  ------------
(Cost $52,471)

Total Investments (a) 100.5%                                      $  2,628,294
(Cost $2,660,151)

Other Assets and Liabilities (Net) (0.5%)                              (13,449)
                                                                  ------------

Net Assets 100.0%                                                 $  2,614,845
                                                                  ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,887,655 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                              $    219,488

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                  (478,849)
                                                                  ------------

Unrealized depreciation-net                                       $   (259,361)
                                                                  ------------

(b) Non-income producing security.

74 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Global Innovation Fund
June 30, 2001

                                                                           Value
                                                          Share           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.8%
--------------------------------------------------------------------------------

Capital Goods 1.8%
Brooks Automation, Inc. (b)                              100,881       $   4,651
                                                                       ---------
Communications 9.7%
SK Telecom Co. Ltd. SP - ADR                             362,300           6,122
NTT DoCoMo, Inc.                                             208           3,619
Telefonaktiebolaget LM Ericsson SP -  ADR                662,500           3,591
Anaren Microwave, Inc. (b)                               164,300           3,286
Nokia Corp. SP - ADR                                     147,800           3,258
China Unicom Ltd. SP - ADR (b)                           136,800           2,421
Sonus Networks, Inc. (b)                                  87,700           2,049
                                                                       ---------
                                                                          24,346
                                                                       ---------
Consumer Discretionary 1.4%
AOL Time Warner, Inc. (b)                                 42,600           2,258
Gemstar-TV Guide International, Inc. (b)                  27,800           1,184
                                                                       ---------
                                                                           3,442
                                                                       ---------
Health Care 2.2%
Scios, Inc. (b)                                          150,000           3,752
Affymetrix, Inc. (b)                                      82,800           1,826
                                                                       ---------
                                                                           5,578
                                                                       ---------
Technology 81.1%
Marvell Technology Group Ltd. (b)                        398,300          10,714
Check Point Software Technologies Ltd. (b)               208,600          10,548
QUALCOMM, Inc. (b)                                       179,500          10,497
NetIQ Corp. (b)                                          311,300           9,741
Oracle Corp. (b)                                         406,900           7,731
Siebel Systems, Inc. (b)                                 142,900           6,702
Veritas Software Corp. (b)                                99,900           6,646
Openwave Systems, Inc. (b)                               182,200           6,322
Ulticom, Inc. (b)                                        184,400           6,233
Extreme Networks, Inc. (b)                               208,100           6,139
i2 Technologies, Inc. (b)                                286,400           5,671
BEA Systems, Inc. (b)                                    183,700           5,641
Novellus Systems, Inc. (b)                                92,100           5,230
UTStarcom, Inc. (b)                                      223,600           5,210
Orbotech Ltd. (b)                                        148,163           5,121
Cree, Inc. (b)                                           194,900           5,096
Sun Microsystems, Inc. (b)                               313,100           4,922
Cisco Systems, Inc. (b)                                  269,100           4,898
Brocade Communications Systems, Inc. (b)                 109,000           4,795
ASML Holding N.V. (b)                                    210,900           4,693
Applied Materials, Inc. (b)                               92,800           4,556
Powerwave Technologies, Inc. (b)                         307,000           4,452
Mercury Interactive Corp. (b)                             73,800           4,421
Emulex Corp. (b)                                          93,000           3,757
JDS Uniphase Corp. (b)                                   271,900           3,399
Microtune, Inc. (b)                                      151,600           3,335
KLA-Tencor Corp. (b)                                      56,000           3,274
Pixelworks, Inc. (b)                                      91,500           3,270
Research In Motion Ltd. (b)                              100,500           3,241
Amkor Technology, Inc. (b)                               135,000           2,984
Juniper Networks, Inc. (b)                                95,000           2,955
RF Micro Devices, Inc. (b)                               106,500           2,872
Samsung Electronics Co. Ltd.                              18,600           2,746
Rudolph Technologies, Inc. (b)                            55,500           2,609
Agere Systems, Inc. `A' (b)                              330,400           2,478
Broadcom Corp. `A' (b)                                    57,300           2,450
Cypress Semiconductor Corp. (b)                          100,800           2,404
Intersil Corp. (b)                                        64,800           2,359
Microsoft Corp. (b)                                       31,800           2,321
GlobeSpan, Inc. (b)                                      158,200           2,310
National Semiconductor Corp. (b)                          75,000           2,184
Microchip Technology, Inc. (b)                            59,000           1,972
Applied Micro Circuits Corp. (b)                         108,300           1,863
Seachange International, Inc. (b)                         82,400           1,486
Micromuse, Inc. (b)                                       45,300           1,268
                                                                       ---------
                                                                         203,516
                                                                       ---------
Utilities 1.6%
Korea Telecom Corp. SP - ADR                             184,000           4,043
                                                                       ---------
Total Common Stocks                                                      245,576
                                                                       ---------
(Cost $235,928)


                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.8%
--------------------------------------------------------------------------------

Repurchase Agreement 1.8%
State Street Bank
    3.350% due 07/02/2001                                 $   4,592   $   4,592
    (Dated 06/29/2001. Collateralized by Fannie Mae
    6.270% due 11/29/2001 valued at $4,684.
    Repurchase proceeds are $4,593.)
                                                                      ---------
Total Short-Term Instruments                                              4,592
                                                                      ---------
(Cost $4,592)

Total Investments (a) 99.6%                                           $ 250,168
(Cost $240,520)

Other Assets and Liabilities (Net) 0.4%                                     899
                                                                      ---------
Net Assets 100.0%                                                     $ 251,067
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $262,493 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  10,541

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (22,866)
                                                                      ---------
Unrealized depreciation-net                                           $ (12,325)
                                                                      ---------
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 75

Schedule of Investments

Healthcare Innovation Fund
June 30, 2001

                                                                          Value
                                                           Shares        (000s)

-------------------------------------------------------------------------------
COMMON STOCKS 99.3%
-------------------------------------------------------------------------------

Health Care 99.3%
Protein Design Labs, Inc. (b)                               1,300      $   113
Scios, Inc. (b)                                             4,500          113
Genentech, Inc. (b)                                         2,000          110
MedImmune, Inc. (b)                                         2,300          109
Millennium Pharmaceuticals, Inc. (b)                        2,900          103
CV Therapeutics, Inc. (b)                                   1,800          103
Vertex Pharmaceuticals, Inc. (b)                            1,800           89
Gilead Sciences, Inc. (b)                                   1,500           87
Celgene Corp. (b)                                           3,000           87
Allergan, Inc.                                              1,000           86
Medarex, Inc. (b)                                           3,600           85
Myriad Genetics, Inc. (b)                                   1,300           82
Praecis Pharmaceuticals, Inc. (b)                           5,000           82
IDEC Pharmaceuticals Corp. (b)                              1,200           81
Wellpoint Health Networks, Inc. (b)                           800           75
Elan Corp. PLC SP - ADR (b)                                 1,200           73
OSI Pharmaceuticals, Inc. (b)                               1,200           63
Abbott Laboratories                                         1,200           58
Enzon, Inc. (b)                                               900           56
Amgen, Inc. (b)                                               900           55
Ligand Pharmaceuticals, Inc. (b)                            4,600           52
Immunex Corp. (b)                                           2,900           51
Watson Pharmaceuticals, Inc. (b)                              800           49
Barr Laboratories, Inc. (b)                                   700           49
Eli Lilly & Co.                                               650           48
Lincare Holdings, Inc. (b)                                  1,600           48
Affymetrix, Inc. (b)                                        2,000           44
King Pharmaceuticals, Inc. (b)                                800           43
Bristol-Myers Squibb Co.                                      800           42
Guidant Corp. (b)                                           1,100           40
Ivax Corp. (b)                                              1,000           39
Teva Pharmaceutical Industries Ltd.  SP - ADR                 600           37
UnitedHealth Group, Inc.                                      600           37
Express Scripts, Inc. (b)                                     600           33
Medtronic, Inc.                                               700           32
IMPATH, Inc. (b)                                              700           31
Triad Hospitals, Inc. (b)                                   1,000           29
HCA - The Healthcare Co.                                      600           27
Quest Diagnostics, Inc. (b)                                   200           15
Cambrex Corp.                                                 200           10
Waters Corp. (b)                                              200            6
                                                                      ---------
Total Common Stocks                                                      2,472
                                                                      ---------
(Cost $2,226)


                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
-------------------------------------------------------------------------------

Repurchase Agreement 0.4%
State Street Bank
    3.350% due 07/02/2001                                 $     9      $     9
    (Dated 06/29/2001. Collateralized by
    Federal Farm Credit Bank
    4.450% due 05/16/2003 valued at $10.
    Repurchase proceeds are $9.)

                                                                     ----------
Total Short-Term Instruments                                                 9
                                                                     ----------
(Cost $9)

Total Investments (a) 99.7%                                          $   2,481
(Cost $2,235)

Other Assets and Liabilities (Net) 0.3%                                      7
                                                                     ----------
Net Assets 100.0%                                                    $   2,488
                                                                     ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,280 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $     265

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (64)
                                                                     ----------
Unrealized appreciation-net                                          $     201
                                                                     ----------
(b) Non-income producing security.


76 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Select International Fund
June 30, 2001

                                                                           Value
                                                            Shares        (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 97.3%
--------------------------------------------------------------------------------

Australia 1.5%
National Australia Bank Ltd.                                46,072     $     824
Australia & New Zealand Bank                                60,477           521
Cable & Wireless Optus Ltd. (b)                             28,346            54
                                                                       ---------
                                                                           1,399
                                                                       ---------
Brazil 0.0%
Bradespar SA                                             7,276,037             3
Tele Norte Leste Participacoes SA                          132,666             2
Telesp Celular (b)                                              76             0
                                                                       ---------
                                                                               5
                                                                       ---------
Canada 0.3%
Nortel Networks Corp.                                       30,474           281
                                                                       ---------
China 3.3%
Hutchison Whampoa Ltd.                                      50,000           505
Sun Hung Kai Properties                                     49,000           441
Wheellock & Co.                                            532,000           425
Kerry Properties                                           214,000           288
Henderson Land Development                                  60,000           265
Citic Pacific Ltd.                                          85,000           263
Qingling Motors Co. `H'                                  1,000,000           244
PetroChina Co. Ltd. `H'                                    968,000           201
Wing Lung Bank                                              38,200           178
Swire Pacific                                               24,500           126
New World Development Co. Ltd.                              79,000            96
Shum Yip Investment                                        246,000            77
Pacific Century                                            106,000            30
                                                                       ---------
                                                                           3,139
                                                                       ---------
Denmark 0.1%
Danske Bank                                                  5,044            91
                                                                       ---------
Finland 2.5%
Nokia Corp.                                                 81,780         1,855
Pohjola Group Insurance Corp.                               19,800           385
Okobank                                                      6,964            75
                                                                       ---------
                                                                           2,315
                                                                       ---------
France 10.4%
Aventis SA                                                  15,877         1,269
Vivendi Universal SA                                        15,478           903
Groupe Danone                                                5,144           707
Banque National de Paris                                     8,004           697
Generale de Sante (b)                                       32,300           526
TotalFinaElf SA                                              3,742           525
France Telecom SA                                           10,301           491
JC Decaux SA (b)                                            36,300           486
Lafarge SA                                                   5,163           442
Vinci                                                        6,888           439
Schneider SA                                                 7,495           415
Axa                                                         14,316           408
Pechiney SA                                                  7,570           385
L'Oreal SA                                                   4,600           297
Castorama Dubois (b)                                         1,300           280
Carrefour SA                                                 4,750           252
Alcatel Telecommunications SA                               10,587           222
Renault SA                                                   4,524           204
Ass Generale de France                                       2,900           161
Cap Gemini SA                                                1,900           138
Pinault-Printemps Redoute                                      757           110
Wanadoo (b)                                                 21,850           109
Sanofi-Synthelabo SA                                         1,561           103
PSA Peugeot Citroen (b)                                        297            81
Vivendi Environnement                                        1,486            63
STMicroelectronics NV                                           90             3
                                                                       ---------
                                                                           9,716
                                                                       ---------
Germany 9.5%
Deutsche Telekom AG                                         55,136     $   1,258
Siemens AG (b)                                              19,078         1,172
E On AG                                                     21,740         1,141
Deutsche Bank AG                                            15,260         1,095
Muenchener Rueckversicherungs-Gesellschaft AG                3,740         1,043
Schering AG                                                 17,610           925
Bayer AG                                                    11,500           452
Bayerische Motoren Werke AG (b)                             12,320           408
SAP AG                                                       2,605           362
Allianz AG                                                   1,168           341
Fraport AG (b)                                              12,000           333
BASF AG                                                      2,704           107
Deutsche Boerse AG                                           2,090            74
AMB Aachener & Muenchener Beteiligungs AG                      636            67
SGL Carbon AG (b)                                            1,908            67
Depfa Pfandbriefbank                                           792            54
                                                                       ---------
                                                                           8,899
                                                                       ---------
Ireland 2.8%
Elan Corp. PLC SP - ADR (b)                                 18,320         1,118
CRH PLC                                                     34,712           584
Allied Irish Banks PLC                                      47,020           526
Ryanair Holdings PLC (b)                                    23,100           240
Irish Life & Permanent PLC                                   7,841            92
Bank of Ireland                                              8,280            82
                                                                       ---------
                                                                           2,642
                                                                       ---------
Israel 0.0%
Oridion Systems Ltd. (b)                                     1,121            27
                                                                       ---------
Italy 4.8%
Telecom Italia SpA                                         263,287         1,642
ENI SpA                                                     64,869           792
Assicuazioni Generali                                       18,535           558
Istituto Bancario San Paolo di Torino SpA                   42,135           541
Credito Italiano                                            88,900           382
Bank Intesa SpA                                             53,079           188
RAS AG                                                      14,800           182
Benetton Group SpA                                           7,850           105
Banco Nazionale Lavoro (b)                                  16,254            51
Edison SpA                                                   5,436            50
Beni Stabili SpA                                            20,757            10
Banca Intesa SpA - Warrants                                  3,486             5
Seat Pagine Gialle SpA                                       2,534             3
Olivetti SpA                                                 2,020             1
                                                                       ---------
                                                                           4,510
                                                                       ---------
Japan 21.0%
Toyota Motor Corp.                                          43,700         1,537
Sony Corp.                                                  20,400         1,341
Nomura Securities Co. Ltd.                                  61,000         1,169
Mitsubishi Tokyo                                               127         1,059
Nippon Telegraph & Telephone Corp.                             178           928
Matsushita Electric Industrial Co. Ltd.                     59,000           923
DAI Nippon Printing Co. Ltd.                                70,000           854
Fanuc                                                       16,300           812
Canon, Inc.                                                 20,000           808
Tokyo Electric Power                                        31,200           808
NEC Corp.                                                   57,000           770
Sharp Corp.                                                 51,000           695
Fujisawa Pharmaceutical                                     30,000           678
Fuji Photo Film                                             15,000           647
Honda Motor Co. Ltd.                                        14,000           615
Murata Manufacturing Co.                                     9,100           605
Yamanouchi Pharmaceutical                                   18,000           505
Fast Retailing Co.                                           2,800           487
Secom                                                        8,500           474
Ito-Yokado Co. Ltd.                                         10,000           461
Nippon Steel Corp.                                         296,000           449
Tokio Marine & Fire Insurance Co.                           46,000           430
Olympus Optical Co. Ltd.                                    24,000           385
Mitsubishi Estate                                           39,000           359
Asahi Breweries                                             31,000           348
Bridgestone Corp.                                           28,000           293
Terumo Corp.                                                11,500           211


                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 77

Select International Fund
June 30, 2001

                                                                           Value
                                                            Shares        (000s)

--------------------------------------------------------------------------------

NTT DoCoMo, Inc.                                                 10   $      174
Katokichi Co.                                                 4,400          104
Rohm Co.                                                        600           93
Takeda Chemical Industries                                    2,000           93
Mitsubishi Corp.                                             10,000           81
Konica Corp.                                                 10,000           73
Shin-Etsu Chemical Co. Ltd.                                   2,000           73
Sumitomo Marine & Fire Insurance Co.                         12,000           67
Tokyo Gas Co.                                                22,000           67
Ricoh Co.                                                     3,000           65
Toshiba Corp.                                                12,000           63
Yamato Transport                                              3,000           63
Nippon Corp.                                                  4,000           54
                                                                      ----------
                                                                          19,721
                                                                      ----------
Netherlands 3.9%
Royal Dutch Petroleum Co.                                    18,400        1,060
Koninklijke Ahold NV                                         28,361          889
ING Groep NV (b)                                             11,006          720
Fortis (NL) NV                                               18,551          452
Philips Electronics NV                                       15,068          400
DSM NV                                                        1,510           53
STMicroelectronics NV                                         1,486           51
                                                                      ----------
                                                                           3,625
                                                                      ----------
Norway 1.0%
Statoil ASA (b)                                              69,580          515
Norske Skogsindust                                           28,550          433
                                                                      ----------
                                                                             948
                                                                      ----------
Poland 1.0%
Telekomunikacja Polska SA SP - GDR                           80,760          361
Polski Koncern Naftowy SP - GDR (b)                          26,803          242
Bank Pekao SA SP - ADR (b)                                    4,572           80
Bank Pekao Kasa Opieki SA (b)                                 4,080           70
Prokom Software SA                                            2,510           61
Elektrim Spolka Akcyjna SA (b)                                8,810           57
BRE Bank SA                                                   1,780           42
Powsechny Bank                                                1,680           41
Agora SA (b)                                                  2,300           31
                                                                      ----------
                                                                             985
                                                                      ----------
Portugal 0.1%
Portugal Telecom SA                                          13,226           92
Portugal Telecom SA Rights (b)                               13,226            2
                                                                      ----------
                                                                              94
                                                                      ----------
Russia 0.9%
Surgutneftegaz SP - ADR                                      62,470          803
                                                                      ----------
Singapore 1.4%
Singapore Press Holdings Ltd.                                28,100          308
United Overseas Bank Ltd.                                    29,000          183
DBS Group Holdings Ltd.                                      21,000          154
Overseas-Chinese Banking Corp.                               19,000          124
Singapore Tech Engineering Ltd.                              86,000          122
Overseas Union Bank                                          23,000          119
City Developments Ltd.                                       24,000           93
Capitaland Ltd. (b)                                          64,000           88
Singapore Airlines Ltd.                                      11,000           76
Singapore Telecommunications                                 56,000           58
                                                                      ----------
                                                                           1,325
                                                                      ----------
South Korea 1.8%
Samsung Electronics Co. Ltd.                                  2,900          428
Korea Electric Power Corp.                                   14,000          261
Hyundai Motor Co. Ltd.                                        8,000          174
Kookmin Bank                                                 11,000          148
Pohang Iron & Steel Co. SP - ADR                              5,000           99
Samsung Display Devices Co.                                   2,000           96
SK Telecom Co. Ltd.                                             600           88
Korea Telecom Corp.                                           2,000           80
Samsung Electro-Mechanics                                     2,000           72
Shinhan Bank                                                  7,000           72
Samsung Heavy Industries (b)                                 14,000           59
LG Chemical Ltd.                                              4,200           51
SK Corp.                                                      4,000           51
LG Household Ltd. (b)                                           800           18
Korea Electric Power Corp. SP - ADR                              75            1
                                                                      ----------
                                                                           1,698
                                                                      ----------
Spain 0.3%
Union Electric Fenosa                                         4,990           93
Banco Bilbao Vizcaya Argentaria SA                            6,139           79
Bankinter SA                                                  1,521           51
Telefonica SA                                                 3,064           38
                                                                      ----------
                                                                             261
                                                                      ----------
Sweden 0.2%
Nordea                                                       15,695           89
Telefonaktiebolaget LM Ericsson AB 'B'                       10,710           59
Skandia Forsakring                                            3,181           29
                                                                      ----------
                                                                             177
                                                                      ----------
Switzerland 4.3%
Nestle SA                                                     7,850        1,669
Novartis AG (b)                                              31,478        1,140
UBS AG                                                        3,230          463
Roche Holdings AG (b)                                         4,000          288
Zurich Financial Services Group                                 544          186
Swisscom AG                                                     545          130
Schindler Holding AG                                             62           69
Kudelski SA (b)                                                 800           67
ABB Ltd. (b)                                                  3,052           46
Syngenta AG (b)                                                 324           17
Syngenta AG - SP - ADR (b)                                      351            4
                                                                      ----------
                                                                           4,079
                                                                      ----------
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.
        SP - ADR (b)                                         37,789          574
Asustek Computer, Inc. SP - GDR                              71,400          302
China Steel Corp. SP - GDR                                   15,498          155
Evergreen Marine Corp.                                       33,826          151
Asia Cement Corp. SP - GDR                                   40,721          122
Winbond Electronics Corp. (b)                                10,199           87
Advanced Semiconductor Engineering, Inc. SP - ADR (b)        18,924           58
Standard Foods Taiwan Ltd. SP - GDR (b)                       4,477            5
                                                                      ----------
                                                                           1,454
                                                                      ----------
Turkey 0.3%
Yapi ve Kredi Bankasi AS                                 65,202,501          203
Vestel Elektronik Sanayi ve Ticaret AS                   24,360,000           59
Migros Turk TAS                                             766,700           48
Koc Holding AS                                                   56            0
                                                                      ----------
                                                                             310
                                                                      ----------
United Kingdom 24.4%
Morgan Stanley Capital LLC                                   24,000        4,699
GlaxoSmithKline PLC                                          77,654        2,187
Vodafone Group PLC                                          731,355        1,622
HSBC Holdings PLC                                           116,552        1,381
Shell Transport & Trading Co.                               163,465        1,361
BP Amoco PLC                                                165,236        1,360
Dixons Group PLC                                            268,284          880
Diageo PLC                                                   56,800          624
British Telecom PLC (b)                                      96,203          606
Barclays PLC                                                 18,100          556
Royal Bank of Scotland Group PLC                             23,758          524
Prudential PLC                                               40,498          491
Billiton PLC                                                 93,911          469
Abbey National PLC                                           26,500          465
Tesco PLC                                                   113,023          408
Zeneca Group                                                  7,477          349
Wolseley PLC                                                 45,700          342
Legal & General Group PLC                                   148,900          338
MFI Furniture Group PLC                                     202,600          332
Centrica PLC                                                100,000          320
Rio Tinto PLC                                                18,000          320
British Aerospace PLC                                        65,900          316
British Sky Broadcasting PLC (b)                             30,400          293
British American Tobacco PLC                                 35,800          272
Next PLC                                                     19,700          258
Commercial Union PLC                                         18,152          251
BG Group PLC                                                 58,000          229
Misys PLC                                                    32,100          225
Lloyds TSB Group PLC                                         21,825          219
Cadbury Schweppes PLC                                        23,000          155

78 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                          Value
                                                               Shares    (000s)

Reuters Group PLC                                              11,220   $   146
Sage Group PLC                                                 40,800       145
Lattice Group PLC                                              58,000       130
Hays PLC                                                       47,094       122
WPP Group PLC                                                  11,494       113
Scottish Power PLC                                             11,782        87
P&O Princess Cruise                                            15,709        82
AstraZeneca PLC                                                 1,426        67
Marconi PLC                                                    17,500        62
Cable & Wireless PLC                                            7,611        45
Energis PLC (b)                                                15,696        42
Autonomy Corp. PLC (b)                                          2,120        12
                                                                       --------
                                                                         22,905
                                                                       --------
Total Common Stocks                                                      91,409
                                                                       --------
(Cost $104,679)

SHORT-TERM INSTRUMENTS 2.1%

                                                            Principal
                                                               Amount
                                                               (000s)
Repurchase Agreements 2.1%
State Street Bank
        3.350% due 07/02/2001                               $   2,008     2,008
        (Dated 06/29/2001. Collateralized by
        Fannie Mae 4.500% due 04/25/2003 valued at $ 2,048.
        Repurchase proceeds are $2,009.)

                                                                       --------
Total Short-Term Instruments                                              2,008
                                                                       --------
(Cost $2,008)

Total Investments (a) 99.4%                                            $ 93,417
(Cost $106,687)

Other Assets and Liabilities (Net) 0.6%                                     594
                                                                       --------
Net Assets 100.0%                                                      $ 94,011
                                                                       --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $107,124 was as follows:

Aggregate gross unrealized
appreciation for all investments in
which there was an excess of value
over tax cost.                                                         $  4,644

Aggregate gross unrealized
depreciation for all investments in
which there was an excess of tax
cost over value.                                                        (18,351)
                                                                       --------
Unrealized depreciation net                                            $(13,707)
                                                                       --------
(b) Non-income producing security.


                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 79

Schedule of Investments

Mega-Cap Fund
June 30, 2001
                                                                          Value
                                                             Shares      (000s)

-------------------------------------------------------------------------------
COMMON STOCKS 96.9%
-------------------------------------------------------------------------------

Aerospace 1.3%
Boeing Co.                                                      600      $   33
                                                                         ------
Capital Goods 7.8%
General Electric Co.                                          3,000         146
Tyco International Ltd.                                       1,000          55
                                                                         ------
                                                                            201
                                                                         ------
Consumer Discretionary 15.8%
AOL Time Warner, Inc. (b)                                     2,100         111
Gemstar-TV Guide International, Inc. (b)                      2,100          88
Bed, Bath & Beyond, Inc. (b)                                  1,700          53
Home Depot, Inc.                                              1,000          47
Starbucks Corp. (b)                                           1,400          32
TJX Cos., Inc.                                                  900          29
Kohls Corp. (b)                                                 400          25
Walgreen Co.                                                    700          24
                                                                         ------
                                                                            409
                                                                         ------
Consumer Services 2.6%
eBay, Inc. (b)                                                1,000          68
                                                                         ------
Consumer Staples 8.1%
Anheuser-Busch Cos., Inc.                                     1,400          57
PepsiCo, Inc.                                                 1,200          53
Sysco Corp.                                                   1,900          52
Safeway, Inc. (b)                                             1,000          48
                                                                         ------
                                                                            210
                                                                         ------
Energy 7.4%
Halliburton Co.                                               1,500          52
Noble Drilling Corp. (b)                                      1,400          46
Nabors Industries, Inc. (b)                                   1,200          45
Dynegy, Inc. 'A'                                                600          28
Apache Corp.                                                    400          20
                                                                         ------
                                                                            191
                                                                         ------
Financial & Business Services 6.6%
USA Education, Inc.                                             900          66
AFLAC, Inc.                                                   1,800          57
Concord EFS, Inc. (b)                                           900          47
                                                                         ------
                                                                            170
                                                                         ------
Health Care 23.9%
Pfizer, Inc.                                                  3,000         120
Genentech, Inc. (b)                                           1,300          72
Genzyme Corp. (b)                                             1,000          61
Johnson & Johnson                                             1,176          59
MedImmune, Inc. (b)                                           1,200          57
Stryker Corp.                                                 1,000          55
King Pharmaceuticals, Inc. (b)                                1,000          54
American Home Products Corp.                                    900          53
Cardinal Health, Inc.                                           750          52
St. Jude Medical, Inc. (b)                                      600          36
                                                                         ------
                                                                            619
                                                                         ------
Technology 21.6%
International Business Machines Corp.                           700          79
Nvidia Corp. (b)                                                700          65
Veritas Software Corp. (b)                                      900          60
Electronic Data Systems Corp.                                   900          56
Comverse Technology, Inc. (b)                                   900          51
CIENA Corp. (b)                                               1,300          49
Lexmark International, Inc. (b)                                 700          47
Scientific-Atlanta, Inc.                                      1,000          41
BEA Systems, Inc. (b)                                         1,300          40
Oracle Corp. (b)                                              2,100          40
VeriSign, Inc. (b)                                              500          30
                                                                         ------
                                                                            558
                                                                         ------
Utilities 1.8%
Enron Corp.                                                     500          25
Calpine Corp. (b)                                               600          23
                                                                         ------
                                                                             48
                                                                         ------
Total Common Stocks                                                       2,507
                                                                         ------
(Cost $2,586)

                                                         Principal
                                                            Amount        Value
                                                             (000)       (000s)

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.0%
-------------------------------------------------------------------------------

Repurchase Agreement 2.0%
State Street Bank
        3.350% due 07/02/2001                               $    52      $   52
        (Dated 06/29/2001. Collateralized by Freddie Mac
        4.750% due 05/02/2003 valued at $55.
        Repurchase proceeds are $52.)
                                                                         ------
Total Short-Term Instruments                                                 52
                                                                         ------
(Cost $52)

Total Investments (a) 98.9%                                              $2,559
(Cost $2,638)

Other Assets and Liabilities (Net) 1.1%                                      29
                                                                         ------
Net Assets 100.0%                                                        $2,588
                                                                         ------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,672 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                           $   96

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (209)
                                                                         ------
Unrealized depreciation-net                                              $ (113)
                                                                         ------
(b) Non-income producing security.


80 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Capital Appreciation Fund
June 30, 2001

                                                                          Value
                                                          Shares         (000s)

-------------------------------------------------------------------------------
COMMON STOCKS 93.2%
-------------------------------------------------------------------------------

Aerospace 3.4%
United Technologies Corp.                                 149,400      $ 10,945
General Dynamics Corp.                                     98,200         7,641
Boeing Co.                                                121,400         6,750
                                                                       --------
                                                                         25,336
                                                                       --------
Capital Goods 6.6%
General Electric Co.                                      666,700        32,502
Tyco International Ltd.                                   167,300         9,118
Weatherford International, Inc. (b)                       165,000         7,920
                                                                       --------
                                                                         49,540
                                                                       --------
Consumer Discretionary 13.2%
AOL Time Warner, Inc. (b)                                 268,600        14,236
TJX Cos., Inc.                                            285,300         9,094
Cendant Corp. (b)                                         457,200         8,915
Harley-Davidson, Inc.                                     179,200         8,437
Target Corp.                                              236,000         8,166
McGraw-Hill Cos., Inc.                                    123,100         8,143
Gemstar-TV Guide International, Inc. (b)                  184,300         7,851
Best Buy Co., Inc. (b)                                    113,600         7,216
Home Depot, Inc.                                          153,800         7,159
Federated Department Stores, Inc. (b)                     163,200         6,936
Viacom, Inc. `B' (b)                                       79,463         4,112
Kohls Corp. (b)                                            63,900         4,008
CVS Corp.                                                  97,300         3,756
Bed, Bath & Beyond, Inc. (b)                                6,400           200
Starbucks Corp. (b)                                         5,200           120
Walgreen Co.                                                2,700            92
                                                                       --------
                                                                         98,441
                                                                       --------
Consumer Services 1.1%
Tricon Global Restaurants, Inc. (b)                       182,500         8,012
eBay, Inc. (b)                                              4,000           274
                                                                       --------
                                                                          8,286
                                                                       --------
Consumer Staples 8.5%
Quaker Oats Co.                                           101,000         9,216
Sysco Corp.                                               337,200         9,155
Kroger Co. (b)                                            355,000         8,875
Philip Morris Cos., Inc.                                  173,000         8,780
Albertson's, Inc.                                         276,100         8,280
Anheuser-Busch Cos., Inc.                                 182,900         7,535
Safeway, Inc. (b)                                         147,000         7,056
PepsiCo, Inc.                                              99,700         4,407
                                                                       --------
                                                                         63,304
                                                                       --------
Energy 10.0%
Exxon Mobil Corp.                                         126,000        11,006
Royal Dutch Petroleum Co.                                 143,900         8,385
Chevron Corp.                                              86,800         7,855
Conoco, Inc.                                              260,700         7,534
Noble Drilling Corp. (b)                                  229,200         7,506
Halliburton Co.                                           210,500         7,494
Nabors Industries, Inc. (b)                               193,900         7,213
Tosco Corp.                                               152,700         6,726
Dynegy, Inc. `A'                                           84,700         3,939
Anadarko Petroleum Corp.                                   71,100         3,842
Apache Corp.                                               65,000         3,299
                                                                       --------
                                                                         74,799
                                                                       --------
Financial & Business Services 20.4%
Citigroup, Inc.                                           307,295        16,237
USA Education, Inc.                                       162,100        11,833
St. Paul Cos., Inc.                                       207,600        10,523
Golden West Financial Corp.                               163,200        10,484
Allstate Corp.                                            220,700         9,709
Household International, Inc.                             143,700         9,585
Fifth Third Bancorp                                       154,000         9,248
Wells Fargo & Co.                                         195,100         9,058
Bank of America Corp.                                     145,400         8,728
AFLAC, Inc.                                               269,000         8,471
Charter One Financial, Inc.                               265,200         8,460
First Data Corp.                                          127,800         8,211
MGIC Investment Corp.                                     107,400         7,802
Equity Residential Properties Trust                       135,700         7,674
Freddie Mac                                                86,200         6,034
Fannie Mae                                                 69,600         5,926
Washington Mutual, Inc.                                    95,350         3,580
Concord EFS, Inc. (b)                                       3,600           187
                                                                       --------
                                                                        151,750
                                                                       --------
Health Care 16.0%
Pfizer, Inc.                                              393,500        15,760
Tenet Healthcare Corp. (b)                                272,500        14,058
Allergan, Inc.                                            113,200         9,679
HCA - The Healthcare Co.                                  213,200         9,635
Johnson & Johnson                                         188,108         9,405
IDEC Pharmaceuticals Corp. (b)                            137,300         9,294
Quest Diagnostics, Inc. (b)                               121,800         9,117
Genentech, Inc. (b)                                       163,000         8,981
Forest Laboratories, Inc. (b)                             126,100         8,953
Baxter International, Inc.                                163,600         8,016
American Home Products Corp.                              133,000         7,773
King Pharmaceuticals, Inc. (b)                            138,800         7,461
Genzyme Corp. (b)                                           4,000           244
Stryker Corp.                                               4,000           219
Cardinal Health, Inc.                                       3,150           217
MedImmune, Inc. (b)                                         4,500           212
St. Jude Medical, Inc. (b)                                  2,400           144
                                                                       --------
                                                                        119,168
                                                                       --------
Materials & Processing 1.0%
Alcoa, Inc.                                               194,000         7,644
                                                                       --------
Technology 7.7%
International Business Machines Corp.                     112,300        12,690
Electronic Data Systems Corp.                             145,600         9,100
CIENA Corp. (b)                                           201,800         7,668
Veritas Software Corp. (b)                                111,225         7,400
Oracle Corp. (b)                                          381,860         7,255
Scientific-Atlanta, Inc.                                  152,400         6,187
Amdocs Ltd. (b)                                           108,400         5,837
Nvidia Corp. (b)                                            2,500           232
Comverse Technology, Inc. (b)                               3,600           206
Lexmark International, Inc. (b)                             2,600           175
BEA Systems, Inc. (b)                                       5,000           154
VeriSign, Inc. (b)                                          2,000           120
                                                                       --------
                                                                         57,024
                                                                       --------
Utilities 5.3%
Xcel Energy, Inc.                                         266,900         7,593
Duke Energy Corp.                                         190,900         7,447
American Electric Power, Inc.                             160,800         7,424
Exelon Corp.                                              108,000         6,925
Dominion Resources, Inc.                                  111,200         6,686
Calpine Corp. (b)                                          90,700         3,428
Enron Corp.                                                 2,000            98
                                                                       --------
                                                                         39,601
                                                                       --------
Total Common Stocks                                                     694,893
                                                                       --------
(Cost $647,460)

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 81

Capital Appreciation Fund
June 30, 2001
                                                  Principal
                                                   Amount          Value
                                                   (000s)          (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.2%
--------------------------------------------------------------------------------

Repurchase Agreement 8.2%
State Street Bank
        3.350% due 07/02/2001                       $ 61,133     $ 61,133
        (Dated 06/29/2001. Collateralized by Fannie
        Mae 4.500% due 04/25/2003 valued at $51,004
        and Federal Home Loan Bank 5.020% due
        05/02/2003 valued at $11,356. Repurchase
        proceeds are $61,150.)
                                                                 --------
Total Short-Term Instruments                                       61,133
                                                                 --------
(Cost $61,133)

Total Investments (a) 101.4%                                     $756,026
(Cost $708,593)

Other Assets and Liabilities (Net) (1.4%)                         (10,541)
                                                                 --------
Net Assets 100.0%                                                $745,485
                                                                 --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $714,094 was as follows:

Aggregate gross unrealized
appreciation for all investments in
which there was an excess of value
over tax cost.                                                   $ 70,394

Aggregate gross unrealized
depreciation for all investments in
which there was an excess of tax
cost over value.                                                  (28,462)
                                                                 --------
Unrealized appreciation-net                                      $ 41,932
                                                                 --------
(b) Non-income producing security.


82 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Mid-Cap Fund
June 30, 2001

                                                                         Value
                                                            Shares       (000s)

------------------------------------------------------------------------------
COMMON STOCKS 92.9%
------------------------------------------------------------------------------

Consumer Discretionary 6.0%
Jones Apparel Group, Inc. (b)                              372,100  $   16,075
B.J.'s Wholesale Club, Inc. (b)                            251,553      13,398
Liz Claiborne, Inc.                                        213,800      10,786
Federated Department Stores, Inc. (b)                      244,099      10,374
Blockbuster, Inc. `A'                                      513,300       9,368
Toys R Us, Inc. (b)                                        118,078       2,922
                                                                    ----------
                                                                        62,923
                                                                    ----------
Consumer Services 3.4%
Harrah's Entertainment, Inc. (b)                           355,000      12,531
Tricon Global Restaurants, Inc. (b)                        257,400      11,300
Brinker International, Inc. (b)                            237,646       6,143
Sabre Holdings Corp. `A' (b)                               107,700       5,385
                                                                    ----------
                                                                        35,359
                                                                    ----------
Consumer Staples 3.7%
McCormick & Co.                                            411,400      17,287
Pepsi Bottling Group, Inc.                                 257,600      10,330
Flowers Foods, Inc. (b)                                    172,500       5,408
Grainger (W.W.), Inc.                                      127,800       5,260
                                                                    ----------
                                                                        38,285
                                                                    ----------
Energy 13.7%
Murphy Oil Corp.                                           210,900      15,522
Kerr-McGee Corp.                                           201,200      13,334
Noble Drilling Corp. (b)                                   400,000      13,100
Nabors Industries, Inc. (b)                                330,700      12,302
Equitable Resources, Inc.                                  327,800      10,919
Noble Affiliates, Inc.                                     305,200      10,789
Pride International, Inc. (b)                              493,805       9,382
Tidewater, Inc.                                            234,800       8,852
Valero Energy Corp.                                        231,500       8,515
Patterson-UTI Energy, Inc.                                 410,700       7,339
Anadarko Petroleum Corp.                                   101,381       5,478
Dynegy, Inc. `A'                                           116,338       5,410
Ocean Energy, Inc.                                         304,400       5,312
Tosco Corp.                                                114,300       5,035
Apache Corp.                                                89,200       4,527
ENSCO International, Inc.                                  161,485       3,779
Global Marine, Inc. (b)                                    170,743       3,181
BJ Services Co. (b)                                         36,444       1,034
                                                                    ----------
                                                                       143,810
                                                                    ----------
Financial & Business Services 30.7%
Heller Financial, Inc. `A'                                 468,300      18,732
Ace Ltd.                                                   433,300      16,938
Old Republic International Corp.                           569,300      16,510
USA Education, Inc.                                        223,300      16,301
Dime Bancorp, Inc.                                         426,481      15,886
Pacific Century Financial Corp.                            614,000      15,835
St. Paul Cos., Inc.                                        309,900      15,709
Charter One Financial, Inc.                                451,300      14,396
Sovereign Bancorp, Inc.                                  1,075,400      13,980
Liberty Property Trust                                     471,700      13,962
Equity Residential Properties Trust                        240,800      13,617
Ambac Financial Group, Inc.                                232,400      13,526
Federated Investors, Inc. `B'                              404,200      13,015
Reinsurance Group of America                               337,500      12,791
Torchmark Corp.                                            298,800      12,015
Hudson City Bancorp, Inc.                                  519,400      11,992
SouthTrust Corp.                                           453,100      11,781
PMI Group, Inc.                                            159,200      11,408
Associates Corp. of North America                          314,800      11,330
Concord EFS, Inc. (b)                                      210,700      10,959
Golden West Financial Corp.                                156,600      10,060
Kimco Realty Corp.                                         202,300       9,579
Archstone Communities                                      352,200       9,080
North Fork Bancorporation, Inc.                            203,900       6,321
Hibernia Corp.                                             312,500       5,561
                                                                    ----------
                                                                       321,284
                                                                    ----------
Health Care 9.8%
Tenet Healthcare Corp. (b)                                 381,800      19,697
Quest Diagnostics, Inc. (b)                                175,800      13,159
Forest Laboratories, Inc. (b)                              176,100      12,503
King Pharmaceuticals, Inc. (b)                             226,100      12,153
Allergan, Inc.                                             139,500      11,927
Invitrogen Corp. (b)                                       160,900      11,553
Protein Design Labs, Inc. (b)                              130,146      11,291
IDEC Pharmaceuticals Corp. (b)                             156,000      10,559
                                                                    ----------
                                                                       102,842
                                                                    ----------
Technology 13.4%
International Game Technology (b)                          392,400      24,622
Fluor Corp.                                                710,896      14,047
SunGard Data Systems, Inc. (b)                             466,800      14,009
Comverse Technology, Inc. (b)                              223,600      12,768
L-3 Communications Holdings, Inc. (b)                      160,500      12,246
Lexmark International, Inc. (b)                            176,900      11,897
Cabletron Systems, Inc. (b)                                510,486      11,665
CSG Systems International, Inc. (b)                        191,100      10,847
Amdocs Ltd. (b)                                            193,800      10,436
PerkinElmer, Inc.                                          321,000       8,837
Scientific-Atlanta, Inc.                                   214,200       8,697
                                                                    ----------
                                                                       140,071
                                                                    ----------
Utilities 12.2%
PPL Corp.                                                  239,900      13,195
Exelon Corp.                                               193,800      12,426
Entergy Corp.                                              314,400      12,070
Wisconsin Energy Corp.                                     496,800      11,809
NiSource, Inc.                                             414,800      11,336
Progress Energy, Inc.                                      251,188      11,283
Xcel Energy, Inc.                                          371,400      10,566
Pinnacle West Capital Corp.                                221,300      10,490
Allegheny Energy, Inc.                                     213,900      10,321
Dominion Resources, Inc.                                   165,400       9,946
Constellation Energy Group, Inc.                           226,200       9,636
Calpine Corp. (b)                                          109,300       4,132
                                                                    ----------
                                                                       127,210
                                                                    ----------
Total Common Stocks                                                    971,784
                                                                    ----------
(Cost $885,393)

        SHORT-TERM INSTRUMENTS 7.0%

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 7.0%
State Street Bank
  3.350% due 07/02/2001                                 $   73,616      73,616
  (Dated 06/29/2001. Collateralized by Fannie Mae
  7.250% due 05/15/2030 valued at $24,090 and
  Fannie Mae 6.230% due 08/20/2001 valued at $51,004.
  Repurchase proceeds are $73,637.)
                                                                    -----------
Total Short-Term Instruments                                            73,616
                                                                    -----------
(Cost $73,616)

Total Investments (a) 99.9%                                         $1,045,400
(Cost $959,009)

Other Assets and Liabilities (Net) 0.1%                                  1,008
                                                                    -----------
Net Assets 100.0%                                                   $1,046,408
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $965,913 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $  129,952

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (50,465)
                                                                    -----------
Unrealized appreciation-net                                         $   79,487
                                                                    -----------
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 83

Schedule of Investments

Micro-Cap Fund
June 30, 2001
                                                                           Value
                                                             Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 90.9%
--------------------------------------------------------------------------------

Building 3.8%
Dal-Tile International, Inc. (b)                            299,400    $   5,554
Crossmann Communities, Inc.                                 100,000        3,969
                                                                       ---------
                                                                           9,523
                                                                       ---------
Capital Goods 4.0%
Quixote Corp.                                               350,800       10,021
                                                                       ---------
Consumer Discretionary 20.0%
Christopher & Banks Corp. (b)                               300,450        9,795
Chico's FAS, Inc. (b)                                       295,200        8,782
ICT Group, Inc. (b)                                         500,000        8,700
Genesco, Inc. (b)                                           199,200        6,693
Martha Stewart Living Omnimedia, Inc. `A' (b)               250,000        5,775
RARE Hospitality International, Inc. (b)                    185,200        4,186
Shuffle Master, Inc. (b)                                    176,950        3,716
Handleman Co. (b)                                           154,300        2,585
                                                                       ---------
                                                                          50,232
                                                                       ---------
Energy 19.4%
Evergreen Resources, Inc. (b)                               120,800        4,590
Prima Energy Corp. (b)                                      190,300        4,584
Ocean Energy, Inc.                                          262,700        4,584
Cross Timbers Oil Co.                                       317,500        4,555
Patina Oil & Gas Corp.                                      171,400        4,542
Swift Energy Co. (b)                                        148,400        4,471
Forest Oil Corp. (b)                                        153,450        4,297
Oceaneering International, Inc. (b)                         204,600        4,245
Comstock Resources, Inc. (b)                                372,900        3,822
HS Resources, Inc. (b)                                       48,900        3,169
Chesapeake Energy Corp. (b)                                 462,900        3,148
Horizon Offshore, Inc. (b)                                  211,800        2,859
Peabody Energy Corp.                                          2,500           82
                                                                       ---------
                                                                          48,948
                                                                       ---------
Financial & Business Services 27.1%
UICI (b)                                                    645,400        8,229
National Processing, Inc. (b)                               270,100        7,563
WFS Financial, Inc. (b)                                     230,500        7,088
Westcorp                                                    316,000        6,699
FirstFed Financial Corp. (b)                                198,800        5,924
Dime Community Bancshares, Inc.                             171,200        5,807
John Nuveen Co. `A'                                         100,000        5,665
Frontier Financial Corp.                                    200,000        5,600
Alabama National BanCorporation                             170,900        5,546
NCO Group, Inc. (b)                                         168,700        5,218
UCBH Holdings, Inc.                                          85,000        2,580
Stewart Information Services Corp. (b)                      130,200        2,538
                                                                       ---------
                                                                          68,457
                                                                       ---------
Health Care 4.0%
Diversa Corp. (b)                                           325,000        6,611
Varian, Inc.                                                 86,500        2,794
Illumina, Inc. (b)                                           60,000          707
                                                                       ---------
                                                                          10,112
                                                                       ---------
Materials & Processing 3.9%
General Cable Corp.                                         303,500        5,630
Universal Forest Products, Inc.                             100,000        2,250
Century Aluminum Co.                                        125,700        2,016
                                                                       ---------
                                                                           9,896
                                                                       ---------
Technology 8.2%
Radiant Systems, Inc. (b)                                   316,300        5,099
ePlus, Inc. (b)                                             375,000        3,953
PEC Solutions, Inc. (b)                                     150,000        3,315
ESCO Technologies, Inc. (b)                                 100,000        3,015
Unigraphics Solutions, Inc. (b)                              92,700        2,943
Witness Systems, Inc. (b)                                   150,000        1,649
Avid Technology, Inc. (b)                                    50,000          785
                                                                       ---------
                                                                          20,759
                                                                       ---------
Transportation 0.5%
Providence & Worcester Railroad Co.                         160,000        1,336
                                                                       ---------

Total Common Stocks                                                      229,284
                                                                       ---------
(Cost $172,125)

                                                        Principal
                                                           Amount        Value
                                                           (000s)       (000s)

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
------------------------------------------------------------------------------

Repurchase Agreement 7.6%
State Street Bank
  3.350% due 07/02/2001                               $    19,116    $  19,116
  (Dated 06/29/2001. Collateralized by Fannie Mae
  5.100% due 04/25/2003 valued at $19,503.
  Repurchase proceeds are $19,121.)
                                                                     ---------
Total Short-Term Instruments                                            19,116
                                                                     ---------
(Cost $19,116)

Total Investments (a) 98.5%                                          $ 248,400
(Cost $191,241)

Other Assets and Liabilities (Net) 1.5%                                  3,909
                                                                     ---------

Net Assets 100.0%                                                    $ 252,309
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $191,240 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  64,992

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (7,832)
                                                                     ---------

Unrealized appreciation-net                                          $  57,160
                                                                      ---------
(b) Non-income producing security.

84 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Small-Cap Value Fund
June 30, 2001

                                                                           Value
                                                            Shares        (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
--------------------------------------------------------------------------------

Aerospace 3.0%
AAR Corp.                                                  254,500      $  4,352
Kaman Corp. `A'                                            238,000         4,213
Newport News Shipbuilding, Inc.                             60,000         3,675
                                                                        --------
                                                                          12,240
                                                                        --------
Building 4.2%
Hughes Supply, Inc.                                        209,000         4,943
Centex Construction Products, Inc.                         130,000         4,225
York International Corp.                                   116,700         4,087
Butler Manufacturing Co.                                   143,000         3,575
                                                                        --------
                                                                          16,830
                                                                        --------
Capital Goods 9.5%
MTS Systems Corp.                                          341,700         4,712
GenCorp, Inc.                                              332,000         4,250
BorgWarner, Inc.                                            80,000         3,970
Barnes Group, Inc.                                         160,500         3,964
Regal-Beloit Corp.                                         188,500         3,921
Harsco Corp.                                               141,000         3,825
Trinity Industries, Inc.                                   184,000         3,772
Tecumseh Products Co. `A'                                   76,000         3,762
Precision Castparts Corp.                                   92,000         3,443
Milacron, Inc.                                             209,000         3,275
                                                                        --------
                                                                          38,894
                                                                        --------
Consumer Discretionary 13.2%
Harman International Industries, Inc.                      122,000         4,647
Kimball International, Inc. `B'                            244,000         4,416
Haverty Furniture Cos., Inc.                               293,300         4,385
Banta Corp.                                                147,000         4,307
Russ Berrie & Co., Inc.                                    145,000         4,263
Burlington Coat Factory Warehouse Corp.                    200,000         4,000
Tupperware Corp.                                           169,000         3,960
Lancaster Colony Corp.                                     119,000         3,925
Kellwood Co.                                               166,600         3,848
Brown Shoe Co., Inc.                                       212,000         3,827
Claire's Stores, Inc.                                      193,000         3,736
Sturm Ruger & Co., Inc.                                    379,000         3,714
Ennis Business Forms, Inc.                                 424,000         3,350
Enesco Group, Inc. (b)                                     320,000         1,936
                                                                        --------
                                                                          54,314
                                                                        --------
Consumer Services 2.7%
Luby's, Inc.                                               396,800         3,885
Chemed Corp.                                               105,000         3,795
Midas, Inc.                                                271,000         3,415
                                                                        --------
                                                                          11,095
                                                                        --------
Consumer Staples 4.0%
Corn Products International, Inc.                          140,000         4,480
Sensient Technologies Corp.                                200,600         4,116
Dean Foods Co.                                             100,000         4,020
Universal Corp. - VA                                        92,000         3,649
                                                                        --------
                                                                          16,265
                                                                        --------
Energy 8.5%
World Fuel Services Corp.                                  360,000         4,302
St. Mary Land & Exploration Co.                            183,000         4,275
Berry Petroleum Co. `A'                                    283,000         4,104
Northwest Natural Gas Co.                                  160,000         3,984
Cabot Oil & Gas Corp. `A'                                  153,000         3,735
UGI Corp.                                                  138,300         3,734
XTO Energy, Inc.                                           260,000         3,731
Patina Oil & Gas Corp.                                     136,100         3,607
Vintage Petroleum, Inc.                                    183,000         3,422
                                                                        --------
                                                                          34,894
                                                                        --------
Financial & Business Services 22.4%
Presidential Life Corp.                                    216,000         4,838
Susquehanna Bancshares, Inc.                               220,000         4,477
Shurgard Storage Centers, Inc. `A'                         140,000         4,375
UMB Financial Corp.                                        100,300         4,313
BancorpSouth, Inc.                                         253,000         4,301
CBL & Associates Properties, Inc.                          132,000         4,051
Healthcare Realty Trust, Inc.                              153,000         4,024
United Dominion Realty Trust                               280,000         4,018
Cabot Industrial Trust                                     191,000         4,011
Hudson United Bancorp                                      157,000         4,004
McGrath Rentcorp                                           165,000         3,983
Prentiss Properties Trust                                  151,000         3,971
Trenwick Group Ltd.                                        172,000         3,942
National Golf Properties, Inc.                             144,000         3,924
Southwest Securities Group, Inc.                           189,000         3,912
Kelly Services, Inc. `A'                                   161,000         3,904
Health Care Property Investors, Inc.                       111,000         3,818
AmerUs Group Co.                                           105,000         3,724
Commercial Federal Corp.                                   161,000         3,719
Franchise Finance Corp. of America                         148,000         3,716
Washington Federal, Inc.                                   149,000         3,653
Wallace Computer Services, Inc.                            213,700         3,535
New Plan Excel Realty Trust, Inc.                          227,000         3,473
                                                                        --------
                                                                          91,686
                                                                        --------
Health Care 4.9%
Dentsply International, Inc.                                98,000         4,346
Invacare Corp.                                             108,000         4,172
Bergen Brunswig Corp. `A'                                  210,000         4,036
Arrow International, Inc.                                  100,000         3,840
Owens & Minor, Inc.                                        195,000         3,705
                                                                        --------
                                                                          20,099
                                                                        --------
Materials & Processing 8.8%
Universal Forest Products, Inc.                            233,400         5,252
Homestake Mining Co.                                       576,000         4,464
Commercial Metals Co.                                      130,000         4,164
Ball Corp.                                                  83,000         3,947
CLARCOR, Inc.                                              147,000         3,947
Albemarle Corp.                                            167,000         3,869
Pope & Talbot, Inc.                                        273,000         3,524
Olin Corp.                                                 205,000         3,483
Cleveland-Cliffs, Inc.                                     183,000         3,386
                                                                        --------
                                                                          36,036
                                                                        --------
Technology 2.0%
Wabtec Corp.                                               284,000         4,260
ArvinMeritor, Inc.                                         245,000         4,101
                                                                        --------
                                                                           8,361
                                                                        --------
Transportation 3.0%
Sea Containers Ltd. `A'                                    242,000         4,530
Wabash National Corp.                                      330,000         3,993
USFreightways Corp.                                        130,000         3,835
                                                                        --------
                                                                          12,358
                                                                        --------
Utilities 10.9%
Atmos Energy Corp.                                         166,000         4,060
OGE Energy Corp.                                           174,000         3,934
Energen Corp.                                              142,300         3,927
RGS Energy Group, Inc.                                     104,000         3,900
Hawaiian Electric Industries, Inc.                         101,000         3,858
Peoples Energy Corp.                                        94,000         3,779
CH Energy Group, Inc.                                       85,000         3,736
WGL Holdings, Inc.                                         131,000         3,551
Conectiv, Inc.                                             164,000         3,542
Public Service Co. of New Mexico                           110,000         3,531
Vectren Corp.                                              169,400         3,507
National Fuel Gas Co.                                       67,000         3,483
                                                                        --------
                                                                          44,808
                                                                        --------
Total Common Stocks                                                      397,880
                                                                        --------
(Cost $364,651)

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 85

Schedule of Investments

Small-Cap Value Fund
June 30, 2001

                                                        Principal
                                                        Amount            Value
                                                        (000s)           (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
--------------------------------------------------------------------------------

Repurchase Agreement 2.9%
State Street Bank
    3.350% due 07/02/2001                                 $  11,915   $  11,915
    (Dated 06/29/2001. Collateralized by Fannie Mae
    5.020% due 04/25/2003 valued at $12,156.
    Repurchase proceeds are $11,918.)

                                                                      ---------
Total Short-Term Instruments                                             11,915
                                                                      ---------
(Cost $11,915)

Total Investments (a) 100.0%                                          $ 409,795
(Cost $376,566)

Other Assets and Liabilities (Net) 0.0%                                     171
                                                                      ---------

Net Assets 100.0%                                                     $ 409,966
                                                                      ---------


Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was $378,098 as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  50,375

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (18,678)
                                                                      ---------
Unrealized appreciation-net                                           $  31,697
                                                                      ---------

(b) Non-income producing security.

86 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Tax-Efficient Equity Fund
June 30, 2001

                                                                         Value
                                                           Shares       (000s)

--------------------------------------------------------------------------------
     COMMON STOCKS 98.9%
--------------------------------------------------------------------------------

Aerospace 2.0%
Boeing Co.                                                    7,800    $   434
United Technologies Corp.                                     3,400        249
Lockheed Martin Corp.                                         3,700        137
General Dynamics Corp.                                          900         70
Northrop Grumman Corp.                                          200         16
                                                                       -------
                                                                           906
                                                                       -------
Building 0.1%
KB Home                                                         700         21
Centex Corp.                                                    500         20
                                                                       -------
                                                                            41
                                                                       -------
Capital Goods 7.8%
General Electric Co.                                         47,410      2,311
Tyco International Ltd.                                       6,690        365
Minnesota Mining & Manufacturing Co.                          2,200        251
Rockwell International Corp.                                  4,300        164
ITT Industries, Inc.                                          2,900        128
Danaher Corp.                                                 1,800        101
Molex, Inc.                                                   2,500         91
Cooper Industries, Inc.                                       1,391         55
Dover Corp.                                                   1,200         45
Johnson Controls, Inc.                                          600         43
McDermott International, Inc.                                 3,100         36
Parker-Hannifin Corp.                                           500         21
Delphi Automotive Systems                                       700         11
                                                                       -------
                                                                         3,622
                                                                       -------
Communications 5.7%
BellSouth Corp.                                              14,800        596
Verizon Communications, Inc.                                 10,290        551
SBC Communications, Inc.                                     11,401        457
WorldCom, Inc. (b)                                           17,400        247
Qwest Communications International, Inc. (b)                  7,650        244
Sprint Corp.                                                 10,300        220
AT&T Corp.                                                    6,100        134
ALLTEL Corp.                                                  2,100        129
Nextel Communications, Inc. `A' (b)                           1,000         18
CenturyTel, Inc.                                                400         12
MCI WorldCom, Inc.                                              696         11
Avaya, Inc. (b)                                                 700         10
                                                                       -------
                                                                         2,629
                                                                       -------
Consumer Discretionary 10.0%
AOL Time Warner, Inc. (b)                                    18,850        999
Wal-Mart Stores, Inc.                                        17,800        869
Viacom, Inc. `B' (b)                                          9,883        511
Home Depot, Inc.                                              6,150        286
Ford Motor Co.                                                9,566        235
Walgreen Co.                                                  5,500        188
CVS Corp.                                                     4,300        166
Cendant Corp. (b)                                             8,100        158
Sears, Roebuck & Co.                                          2,500        106
Whirlpool Corp.                                               1,600        100
TJX Cos., Inc.                                                2,536         81
Best Buy Co., Inc. (b)                                        1,100         70
Target Corp.                                                  2,000         69
Liz Claiborne, Inc.                                           1,300         66
The May Department Stores Co.                                 1,900         65
Gillette Co.                                                  2,100         61
Hasbro, Inc.                                                  4,200         61
Kohls Corp. (b)                                                 900         56
Mattel, Inc.                                                  2,926         55
Federated Department Stores, Inc. (b)                         1,200         51
Circuit City Stores                                           2,500         45
Nike, Inc. `B'                                                1,000         42
McGraw-Hill Cos., Inc.                                          600         40
Kmart Corp. (b)                                               3,300         38
Knight-Ridder, Inc.                                             600         36
AutoZone, Inc. (b)                                              900         34
Costco Wholesale Corp. (b)                                      800         33
Tiffany & Co.                                                   800         29
Bed, Bath & Beyond, Inc. (b)                                    900         28
Avon Products, Inc.                                             400         19
Convergys Corp. (b)                                             300          9
Lowe's Cos., Inc.                                               100          7
                                                                       -------
                                                                         4,613
                                                                       -------
Consumer Services 3.6%
Walt Disney Co.                                              13,700        396
Tribune Co.                                                   5,100        204
Waste Management, Inc.                                        3,800        117
Carnival Corp.                                                3,700        114
Univision Communications, Inc. `A' (b)                        2,300         98
Marriott International, Inc. `A'                              1,900         90
Starwood Hotels & Resorts Worldwide, Inc.                     2,400         89
New York Times Co.                                            2,100         88
Tricon Global Restaurants, Inc. (b)                           2,000         88
Sabre Holdings Corp. `A' (b)                                  1,661         83
Interpublic Group of Cos., Inc.                               2,600         76
Wendy's International, Inc.                                   2,800         72
Darden Restaurants, Inc.                                      2,100         59
Harrah's Entertainment, Inc. (b)                              1,400         49
Hilton Hotels Corp.                                           3,000         35
McDonald's Corp.                                                700         19
                                                                       -------
                                                                         1,677
                                                                       -------
Consumer Staples 6.1%
Philip Morris Cos., Inc.                                     10,700        543
Anheuser-Busch Cos., Inc.                                     9,400        387
PepsiCo, Inc.                                                 6,600        292
Sysco Corp.                                                   8,900        242
Wm. Wrigley Jr. Co.                                           4,500        211
Coca-Cola Co.                                                 4,477        201
Procter & Gamble Co.                                          3,000        191
Colgate-Palmolive Co.                                         2,600        153
Alberto-Culver Co.                                            2,500        105
Kroger Co. (b)                                                4,100        103
Kimberly-Clark Corp.                                          1,600         89
Brown-Forman Corp. `B'                                        1,000         64
Safeway, Inc. (b)                                             1,300         62
Quaker Oats Co.                                                 600         55
Ralston-Ralston Purina Group                                  1,400         42
Campbell Soup Co.                                             1,300         33
Adolph Coors Co. `B'                                            500         25
Coca-Cola Enterprises, Inc.                                   1,100         18
ConAgra Foods, Inc.                                             100          2
                                                                       -------
                                                                         2,818
                                                                       -------
Energy 7.0%
Exxon Mobil Corp.                                            11,919      1,041
Royal Dutch Petroleum Co.                                     7,545        440
Chevron Corp.                                                 3,800        344
Occidental Petroleum Corp.                                    9,200        245
Amerada Hess Corp.                                            2,000        162
Kerr-McGee Corp.                                              2,100        139
Phillips Petroleum Co.                                        2,300        131
USX-Marathon Group                                            4,300        127
Conoco, Inc. `B'                                              4,323        125
El Paso Corp.                                                 2,360        124
Tosco Corp.                                                   2,500        110
Helmerich & Payne, Inc.                                       3,500        108
Texaco, Inc.                                                  1,400         93
Rowan Cos., Inc. (b)                                          3,200         71
                                                                       -------
                                                                         3,260
                                                                       -------
Environmental Services 0.1%
Allied Waste Industries, Inc. (b)                             2,100         39
                                                                       -------
Financial & Business Services 19.4%
Citigroup, Inc.                                              26,746      1,413
American International Group, Inc.                            8,736        751
Morgan Stanley, Dean Witter & Co.                             7,400        475
J.P. Morgan Chase & Co.                                      10,560        471
State Street Corp.                                            7,200        356
Fannie Mae                                                    3,500        298
Bank of New York Co., Inc.                                    6,200        298
American Express Co.                                          7,000        272
First Data Corp.                                              4,000        257
Merrill Lynch & Co.                                           4,100        243
MBNA Corp.                                                    6,500        214
Paychex, Inc.                                                 5,250        210
Bank of America Corp.                                         3,100        186
Freddie Mac                                                   2,610        183
Household International, Inc.                                 2,700        180
First Union Corp.                                             5,100        178

                 See accompanynig notes | 6.30.01 | PIMCO Funds Annual Report 87

Tax-Efficient Equity Fund
June 30, 2001

                                                                        Value
                                                           Shares      (000s)
--------------------------------------------------------------------------------

Lehman Brothers Holdings, Inc.                              2,100     $   163
Allstate Corp.                                              3,600         158
Wells Fargo & Co.                                           3,300         153
H&R Block, Inc.                                             2,300         148
Comerica, Inc.                                              2,500         144
MGIC Investment Corp.                                       1,966         143
Automatic Data Processing                                   2,700         134
Mellon Financial Corp.                                      2,900         133
Washington Mutual, Inc.                                     3,525         132
Marsh & McLennan Cos., Inc.                                 1,300         131
Omnicom Group, Inc.                                         1,300         112
Northern Trust Corp.                                        1,600         100
U.S. Bancorp                                                4,174          95
Golden West Financial Corp.                                 1,400          90
BB&T Corp.                                                  2,400          88
USA Education, Inc.                                         1,200          88
Ambac Financial Group, Inc.                                 1,500          87
PNC Bank Corp.                                              1,300          86
Dow Jones & Co., Inc.                                       1,400          84
Equifax, Inc.                                               2,200          81
Franklin Resources, Inc.                                    1,700          78
Bear Stearns Co., Inc.                                      1,127          66
Stilwell Financial, Inc.                                    1,800          60
Fleet Boston Financial Corp.                                1,529          60
Providian Financial Corp.                                   1,000          59
KeyCorp                                                     2,267          59
American General Corp.                                      1,200          56
T. Rowe Price Group, Inc.                                   1,400          52
AFLAC, Inc.                                                 1,600          50
SouthTrust Corp.                                            1,600          42
Capital One Financial Corp.                                   600          36
Lincoln National Corp.                                        480          25
MBIA, Inc.                                                    150           8
Sapient Corp. (b)                                             300           3
                                                                      -------
                                                                        8,989
                                                                      -------
Health Care 13.8%
Pfizer, Inc.                                               27,213       1,090
Johnson & Johnson                                          14,400         720
Merck & Co., Inc.                                          10,900         697
Eli Lilly & Co.                                             5,600         414
Bristol-Myers Squibb Co.                                    7,900         413
American Home Products Corp.                                6,800         397
Amgen, Inc. (b)                                             6,200         376
Abbott Laboratories                                         6,300         302
Baxter International, Inc.                                  5,200         255
Pharmacia Corp.                                             5,209         239
Schering-Plough Corp.                                       5,763         209
UnitedHealth Group, Inc.                                    3,000         185
Medtronic, Inc.                                             3,200         147
Biomet, Inc.                                                3,000         144
HCA - The Healthcare Co.                                    3,000         136
CIGNA Corp.                                                 1,000          96
IMS Health, Inc.                                            2,800          80
Boston Scientific Corp. (b)                                 4,500          77
Stryker Corp.                                               1,300          71
Allergan, Inc.                                                700          60
Wellpoint Health Networks, Inc. (b)                           500          47
C.R. Bard, Inc.                                               800          46
Cardinal Health, Inc.                                         600          41
St. Jude Medical, Inc.                                        600          36
Bausch & Lomb, Inc.                                           700          25
King Pharmaceuticals, Inc. (b)                                400          22
Guidant Corp. (b)                                             500          18
Biogen, Inc. (b)                                              300          16
Tenet Healthcare Corp. (b)                                    200          10
Forest Laboratories, Inc. (b)                                 100           7
                                                                      -------
                                                                        6,376
                                                                      -------
Materials & Processing 2.1%
Dow Chemical Co.                                            5,600         186
Alcoa, Inc.                                                 3,700         146
Willamette Industries, Inc.                                 2,300         114
International Paper Co.                                     2,800         100
E.I. Du Pont de Nemours & Co.                               1,700          82
FMC Corp. (b)                                               1,000          69
Engelhard Corp.                                             2,500          64
Pall Corp.                                                  2,000          47
Worthington Industries, Inc.                                3,300          45
Sherwin-Williams Co.                                        1,900          42
Eastman Chemical Co.                                          700          33
Air Products & Chemicals, Inc.                                600          27
Praxair, Inc.                                                 300          14
                                                                      -------
                                                                          969
                                                                      -------
Technology 19.0%
Microsoft Corp. (b)                                        21,400       1,563
International Business Machines Corp.                       8,300         938
Intel Corp.                                                26,530         776
Oracle Corp. (b)                                           29,840         567
Cisco Systems, Inc. (b)                                    21,400         389
Dell Computer Corp. (b)                                    13,300         348
EMC Corp. (b)                                              10,400         302
Sun Microsystems, Inc. (b)                                 18,200         286
Applied Materials, Inc. (b)                                 4,300         211
Hewlett-Packard Co.                                         7,200         206
Electronic Data Systems Corp.                               3,200         200
Texas Instruments, Inc.                                     6,000         189
Emerson Electric Co.                                        2,800         169
QUALCOMM, Inc. (b)                                          2,400         140
Micron Technology, Inc. (b)                                 3,300         136
Motorola, Inc.                                              7,800         129
KLA-Tencor Corp. (b)                                        2,200         129
Analog Devices, Inc. (b)                                    2,900         125
Computer Associates International, Inc.                     3,000         108
Nortel Networks Corp.                                      11,200         102
Linear Technology Corp.                                     2,300         102
Teradyne, Inc. (b)                                          2,900          96
Advanced Micro Devices, Inc. (b)                            3,000          87
Adobe Systems, Inc.                                         1,800          85
Novellus Systems, Inc. (b)                                  1,400          80
National Semiconductor Corp. (b)                            2,700          79
Lucent Technologies, Inc.                                  11,800          73
Scientific-Atlanta, Inc.                                    1,800          73
Chiron Corp. (b)                                            1,400          71
Siebel Systems, Inc. (b)                                    1,500          70
Andrew Corp. (b)                                            3,400          63
Cabletron Systems, Inc. (b)                                 2,700          62
Tektronix, Inc. (b)                                         2,200          60
Apple Computer, Inc. (b)                                    2,300          53
Corning, Inc.                                               3,100          52
JDS Uniphase Corp. (b)                                      4,100          51
Compaq Computer Corp.                                       3,200          50
Agilent Technologies, Inc. (b)                              1,522          49
Intuit, Inc. (b)                                            1,200          48
Lexmark International, Inc. (b)                               700          47
LSI Logic Corp. (b)                                         2,400          45
Unisys Corp. (b)                                            2,600          38
NCR Corp. (b)                                                 800          38
Compuware Corp. (b)                                         2,500          35
Broadcom Corp. `A' (b)                                        800          34
PerkinElmer, Inc.                                           1,200          33
Network Appliance, Inc. (b)                                 2,100          29
Comverse Technology, Inc. (b)                                 500          29
Citrix Systems, Inc. (b)                                      800          28
Maxim Integrated Products, Inc. (b)                           600          27
Gateway, Inc. (b)                                           1,400          23
Solectron Corp. (b)                                           900          16
PeopleSoft, Inc. (b)                                          300          15
Yahoo, Inc. (b)                                               600          12
Mercury Interactive Corp. (b)                                 200          12
3Com Corp. (b)                                              2,500          12
Adaptec, Inc. (b)                                           1,100          11
Broadvision, Inc. (b)                                       1,800           9
McData Corp. `A' (b)                                          382           7
Tellabs, Inc. (b)                                             300           6
Palm, Inc. (b)                                                708           4
Roxio, Inc. (b)                                               181           2
                                                                      -------
                                                                        8,829
                                                                      -------

88 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                        Value
                                                           Shares      (000s)

Transportation 0.4%
Delta Air Lines, Inc.                                      1,400      $     62
Southwest Airlines Co.                                     3,000            55
Burlington Northern Santa Fe Corp.                         1,800            54
Kansas City Southern Industries, Inc.                      1,350            21
FedEx Corp. (b)                                              400            16
                                                                      --------
                                                                           208
                                                                      --------
Utilities 1.8%
Exelon Corp.                                               4,400           282
Xcel Energy, Inc.                                          6,000           171
AES Corp. (b)                                              2,800           121
FirstEnergy Corp.                                          2,116            68
TXU Corp.                                                  1,300            63
Entergy Corp.                                                900            35
Enron Corp.                                                  650            32
DTE Energy Co.                                               400            19
Mirant Corp. (b)                                             500            17
Constellation Energy Group, Inc.                             400            17
Calpine Corp. (b)                                            200             8
PPL Corp.                                                    100             6
Public Service Enterprise Group, Inc.                        100             5
NiSource, Inc. (b)                                         1,099             3
                                                                      --------
                                                                           847
                                                                      --------
Total Common Stocks                                                     45,823
                                                                      --------
(Cost $40,091)

SHORT-TERM INSTRUMENTS 1.1%

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 1.1%
State Street Bank
   3.350% due 07/02/2001                                 $   522           522
   (Dated 06/29/2001. Collateralized by Fannie Mae
   5.520% due 02/27/2004 valued at $534.
   Repurchase proceeds are $522.)

                                                                      --------
Total Short-Term Instruments                                               522
                                                                      --------
(Cost $522)

Total Investments (a) 100.0%                                          $ 46,345
(Cost $40,613)

Other Assets and Liabilities (Net) 0.0%                                     21
                                                                      --------
Net Assets 100.0%                                                     $ 46,366
                                                                      --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $40,673 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  7,468

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (1,796)
                                                                      --------
Unrealized appreciation-net                                           $  5,672
                                                                      --------
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 89

Schedule of Investments

Structured Emerging Markets Fund
June 30, 2001

                                                                           Value
                                                             Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 98.6%
--------------------------------------------------------------------------------

Argentina 3.4%
Perez Companc SA `B'                                        145,063      $   196
Siderca SAIC                                                 87,597          170
BBVA Banco Frances SA                                        17,065          142
Grupo Financiero Galicia `B'                                 87,065          128
Telecom Argentina SA `B'                                     37,205          115
Molinos Rio de la Plata SA (b)                               64,236           90
Renault Argentina SA (b)                                    177,474           81
                                                                         -------
                                                                             922
                                                                         -------
Baltic Nations 2.5%
Societe Generale Baltic Republic (b)                          4,816          585
AS Eesti Telekom SP - GDR `S'                                 7,000           83
                                                                         -------
                                                                             668
                                                                         -------
Botswana 1.7%
Sechaba Breweries Ltd.                                      181,100          221
Standard Chart Bank Botswana                                169,760          142
Sefalana Holding Co. Ltd.                                    80,500          107
                                                                         -------
                                                                             470
                                                                         -------
Brazil 4.0%
Companhia de Bebidas das Americas (b)                     1,037,655          243
Petroleo Brasileiro SA SP - ADR                               8,750          204
Telecomunicacoes Brasileiras SA SP - ADR                      3,500          164
Empresa Brasileira de Aeronautica SA                         16,000          143
Itausa-Investimentos Itau SA                                 92,165           82
Banco Do Brasil SA                                       10,300,000           49
Banco Bradesco SA                                         8,760,000           46
Brasil Telecom SA                                         5,492,016           32
Souza Cruz SA                                                 6,000           30
Mahle Cofap Aneis                                            21,597           25
Telecomunicacoes de Sao Paulo SA                          2,124,966           24
Embratel Participacoes SA SP - ADR                            2,600           19
Telesp Celular Participacoes SA (b)                       1,795,712           11
Globo Cabo SA (b)                                            21,000           10
Tele Norte Leste Participacoes SA SP - ADR                      409            6
Bradespar SA                                             10,088,945            4
Telefonica Data Brasil Holding (b)                        2,124,966            1
                                                                         -------
                                                                           1,093
                                                                         -------
Bulgaria 0.3%
Framlington Bulgaria Fund (b)                                33,920           73
                                                                         -------
Chile 3.6%
Compania de Telecomunicaciones de Chile
     SA SP - ADR (b)                                         11,145          157
Enersis SA SP - ADR                                           8,571          128
Masisa SA SP - ADR                                            8,500          125
Quinenco SA SP - ADR (b)                                     10,900           82
Cristalerias de Chile SP - ADR                                4,100           79
Banco Santiago SA SP - ADR                                    3,200           73
Empresa Nacional de Electricidad SA SP - ADR                  5,159           58
Sociedad Quimica y Minera de Chile SA SP - ADR                2,731           58
Laboratorio Chile SA SP - ADR                                 2,300           57
Compania Cervecerias Unidas SA SP - ADR                       2,500           55
Madeco SA SP - ADR (b)                                       10,300           50
Embotelladora Andina SA SP - ADR `A'                          2,500           34
Embotelladora Andina SA SP - ADR `B'                          2,300           25
                                                                         -------
                                                                             981
                                                                         -------
China 4.6%
China Mobile (Hong Kong) Ltd. (b)                            97,000          511
Dazhong Transportation (Group) Ltd. `B'                     125,788          146
Maanshan Iron & Steel Co. Ltd. `H' (b)                    1,044,000          127
Sinopec Chemical Fibre Co. Ltd. `H' (b)                     578,000          124
China Resources Enterprise Ltd. (b)                          68,000          115
PetroChina Co. Ltd. `H'                                     452,000           94
Sinopec Yizheng Shanghai
     Petrochemical Co. Ltd. `H' (b)                         651,171           94
Legend Holdings Ltd.                                         71,800           40
Chinadotcom Corp. `A' (b)                                     2,000            5
                                                                         -------
                                                                           1,256
                                                                         -------
Colombia 0.5%
Bancolombia SA SP - ADR                                      29,400           66
Carulla Vivero SA SP - ADR                                   34,700           29
Gran Cadena Almacenes SP - ADR (b)                           31,040           27
Cementos Diamante SA SP - GDR (b)                             8,100            6
                                                                         -------
                                                                             128
                                                                         -------
Croatia 1.1%
Pliva D. D. SP - GDR `S'                                     27,390          304
                                                                         -------
Czech Republic 1.9%
Cesky Telekom AS SP - GDR (b)                                18,893          170
Komercni Banka AS SP - GDR (b)                               16,053          143
Philip Morris CR AS                                             660           97
Unipetrol AS (b)                                             33,100           48
Ceske Energeticke Zavody AS (b)                              14,575           33
Ceske Radiokomunikace AS SP - GDR                             1,800           22
ZDB (b)                                                      10,273           12
                                                                         -------
                                                                             525
                                                                         -------
Egypt 1.9%
Egyptian Co. for Mobile Services (b)                          9,776          146
Al Ahram Beverages Co. SAE (b)                                9,700          111
Commercial International Bank                                12,041          107
Suez Cement Co.                                              11,566          107
Egyptian Media Production (b)                                11,630           33
Paints & Chemical Industries Co. SAE                          3,008           12
                                                                         -------
                                                                             516
                                                                         -------
Ghana 0.8%
Ashanti Goldfields Co. Ltd. SP - GDR (b)                     21,434           64
Aluworks Ghana Ltd.                                          32,200           54
SSB Bank Ltd. (b)                                           137,600           44
Unilever Ghana Ltd.                                         113,960           29
Mobil Oil Ghana Ltd.                                          8,631           23
Standard Chartered Bank Ghana Ltd.                            4,700           14
                                                                         -------
                                                                             228
                                                                         -------
Greece 1.3%
Titan Cement Co. SA                                           2,060           67
Aluminium of Greece SA                                        1,630           47
Elais Oleaginous Products SA                                  2,170           36
General Construction Co.                                      5,156           35
J. Boutaris & Son Holdings SA (b)                            18,990           28
Athens Water Supply & Sewage Co. SA                           4,020           25
Aegek SA                                                      7,100           21
Alpha Leasing SA                                              3,018           21
Coca-Cola Hellenic Bottling Co. SA (b)                        1,780           21
Germanos SA                                                   1,490           18
Lambrakis Press SA                                            2,860           17
Attica Enterprises Holdings SA (b)                            1,386            9
Naoussa Spinning Mills SA                                     1,160            3
Radio-Athenai SA                                                  4            0
                                                                         -------
                                                                             348
                                                                         -------
Hungary 3.7%
Magyar Tavkozlesi Rt. SP - ADR                               24,300          363
OTP Bank Rt                                                   3,541          184
Gedeon Richter Rt                                             2,952          164
MOL Magyar Olaj-es Gazipari Rt                                7,230          103
Pannonplast Rt.                                               2,360           30
Inter-Europa Bank Rt                                          9,720           29
Antenna Hungaria Rt. (b)                                      3,078           27
Danubius Hotel and Spa Rt                                     1,890           26
BorsodChem Rt                                                 1,481           25
Demasz Rt                                                       700           23
RABA Rt                                                       2,459           14
                                                                         -------
                                                                             988
                                                                         -------
India 2.9%
India Fund, Inc. (b)                                         23,000          238
UTI India IT Fund (b)                                        12,000          142
State Bank of India SP - GDR                                  7,800           87
Reliance Industries Ltd. SP - GDR                             4,608           72
ITC Ltd. SP - GDR                                             3,100           57
Mahanagar Telephone Nigam Ltd. SP - GDR                       9,000           49
CESC Ltd. SP - GDR (b)                                       88,000           26
Indo Gulf Corp. Ltd. SP - GDR (b)                            33,100           26
Hindalco Industries Ltd. SP - GDR                             1,300           25
Bajaj Auto Ltd. SP - GDR (b)                                  1,902           12
Grasim Industries Ltd. SP - GDR                               1,500           12
Ranbaxy Laboratories Ltd. SP - GDR                            1,100           12
Tata Engineering and Locomotive Co. Ltd. SP - GDR             7,950           12
Mahindra & Mahindra Ltd. SP - GDR                             4,029            8
Tata Electric Cos. SP - GDR                                      10            2
                                                                         -------
                                                                             780
                                                                         -------

90 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                           Value
                                                             Shares       (000s)

Indonesia 4.2%
PT Gudang Garam                                             281,000      $   326
PT Telekomunikasi Indonesia                                 887,080          249
PT Hanjaya Mandala Sampoerna                                115,000          162
PT Unilever Indonesia                                        67,770          105
PT Astra International, Inc. (b)                            568,500           99
PT Indofood Sukses Makmur                                   820,000           61
PT Indah Kiat Pulp & Paper Corp. (b)                      1,594,500           52
PT Indosat (Persero)                                         57,500           51
PT Indocement Tunggal Prakarsa (b)                          329,500           41
                                                                         -------
                                                                           1,146
                                                                         -------
Israel 3.5%
Teva Pharmaceutical Industries Ltd.                           5,927          371
Bezek Israeli Telecommunication Corp. Ltd. (b)               99,532          149
Bank Hapoalim Ltd.                                           50,080          123
Israel Chemicals Ltd.                                       121,734          114
Bank Leumi Le-Israel                                         34,395           69
Leumi Insurance Holdings (b)                                 41,684           45
Koor Industries Ltd.                                          1,051           38
Discount Investment Corp. (b)                                   543           15
NICE Systems Ltd. (b)                                           793           10
                                                                         -------
                                                                             934
                                                                         -------
Italy 0.4%
IDB Holding Corp. Ltd.                                        2,355           64
IDB Development Corp. Ltd.                                    1,676           42
                                                                         -------
                                                                             106
                                                                         -------
Kenya 0.8%
Uchumi Supermarket Ltd.                                     132,100           76
Kenya Airways Ltd.                                          364,500           40
Firestone East Africa Ltd.                                  303,150           27
Athi River Mining Ltd. (b)                                  256,800           15
Sasini Tea & Coffee Ltd.                                     43,600           15
National Industrial Credit Bank                              63,460           12
Kenya Commercial Bank Ltd. (b)                               37,934            9
Kenya Power & Lighting Co. Ltd. (b)                          25,050            9
                                                                         -------
                                                                             203
                                                                         -------
Malaysia 3.8%
Malayan Banking Bhd                                          66,200          179
Sime Darby Bhd                                              110,700          115
Genting Bhd                                                  40,500           93
Petronas Gas Bhd                                             54,000           79
Edaran Otomobil Nasional Bhd                                 39,000           74
Telekom Malaysia Bhd                                         26,000           60
Malaysia International Shipping Corp. Bhd                    33,000           59
YTL Corp. Bhd                                                58,000           58
Tenaga Nasional Bhd                                          24,000           55
Nestle (Malaysia) Bhd                                        10,000           53
United Engineers (Malaysia) Bhd                              72,340           53
Commerce Asset-Holding Bhd                                   31,950           50
Leader Universal Holdings Bhd. (b)                          367,000           43
Technology Resources Industries Bhd. (b)                     56,000           29
Magnum Corp. Bhd                                             47,000           17
Rashid Hussain Bhd. (b)                                      33,000           12
Aokam Perdana Bhd. (b)                                       30,166            7
                                                                         -------
                                                                           1,036
                                                                         -------
Mauritius Island 1.1%
The United Basalt Products Ltd.                              39,500           39
New Mauritius Hotels Ltd.                                    31,515           35
Sun Resorts Ltd. `A'                                         20,969           35
Shell Mauritius Ltd.                                         26,979           34
Mon Tresor & Mon Desert Ltd.                                 23,449           33
State Bank of Mauritius Ltd.                                 63,350           30
Mauritius Commercial Bank                                     9,034           27
Rogers & Co. Ltd.                                             6,455           20
Ireland Blyth Ltd.                                           29,400           17
Air Mauritius Ltd.                                           38,200           15
                                                                         -------
                                                                             285
                                                                         -------
Mexico 5.3%
Grupo Financiero Banamex Accival, SA de CV 'O'               83,000          215
Cemex SA de CV `CPO'                                         34,630          184
Wal-Mart de Mexico SA de CV `V'                              56,569          154
Grupo Financiero BBVA Bancomer, SA de CV 'O' (b)            143,910          143
Telefonos de Mexico SA de CV `L'                             72,400          127
Grupo Carso SA de CV `A1' (b)                                42,000          125
Coca-Cola Femsa, SA de CV `L'                                38,000           93
America Movil SA de CV                                       72,400           76
Grupo Bimbo SA de CV `A'                                     41,000           72
Grupo Televisa SA `CPO' (b)                                  30,000           60
Alfa SA `A'                                                  39,572           55
Kimberly-Clark de Mexico, SA de CV `A'                       15,000           44
Nuevo Grupo Mexico SA `B'                                    13,000           34
Carso Global Telecom `A1' (b)                                13,800           33
Industrias Penoles SA de CV `CP' (b)                         16,000           19
Grupo Situr SA de CV `B' (b)                                641,000            0
                                                                         -------
                                                                           1,434
                                                                         -------
Morocco 2.0%
Omnium Nord Africain SA                                       1,531          139
Samir                                                         1,510           81
Cie de Transport au Maroc SA                                  3,121           71
Banque Commercial du Maroc                                      893           64
Banque Marocaine du Commerce Exterieur                        1,400           50
Societe des Brasseries du Maroc                                 470           48
Wafabank                                                        674           44
Lesieur Cristal                                                 245           24
Ciments du Maroc                                                324           20
                                                                         -------
                                                                             541
                                                                         -------
Peru 5.0%
Compania de Minas Buenaventura SA `B'                        47,886          416
Credicorp Ltd.                                               40,837          341
Cementos Lima SA                                             21,370          265
Union de Cerveceria Backus y Johnston SAA `I'               564,032          169
Banco Wiese Sudameris (b)                                   544,960           44
Southern Peru Copper Corp.                                   10,834           39
Ferreyros SA (b)                                            424,666           38
Banco Continental                                            54,986           25
                                                                         -------
                                                                           1,337
                                                                         -------
Philippines 3.8%
Philippine Long Distance Telephone Co.                       20,620          285
San Miguel Corp. `B'                                        248,490          225
Manila Electric Co. `B'                                     112,076          119
Petron Corp. (b)                                          2,291,123           98
Ayala Corp.                                                 539,520           72
SM Prime Holdings, Inc.                                     369,000           44
Metropolitan Bank & Trust Co. (b)                            10,615           41
ABS-CBN Broadcasting Corp.                                   43,469           33
Ayala Land, Inc.                                            303,560           31
Benpres Holdings Corp. (b)                                  942,500           29
International Container Terminal Services, Inc. (b)         634,000           29
First Philippine Holdings Corp. (b)                          28,520           16
Republic Cement Corp. (b)                                   649,047            7
                                                                         -------
                                                                           1,029
                                                                         -------
Poland 3.2%
Telekomunikacja Polska SA SP - ADR                           42,900          190
Bank Zachodni WBK SA (b)                                     12,574          135
BRE Bank SA                                                   4,860          115
Browary y Zywiec SA                                           1,846           90
KGHM Polska Miedz SA                                         18,650           78
Elektrim Spolka Akcyjna SA (b)                                9,925           64
Prokom Software SA                                            2,562           62
Fabryka Kotlow Rafako SA                                     27,790           57
Grupa Kety SA (b)                                             3,845           37
Netia Holdings SA SP - ADR (b)                                2,900           19
Mostostal-Export SA                                           7,305            8
                                                                         -------
                                                                             855
                                                                         -------
Romania 1.1%
Romanian Investment Fund (b)                                    402          151
Society Generale Romania Fund (b)                             3,096          124
Romanian Growth Fund                                         24,300           24
                                                                         -------
                                                                             299
                                                                         -------
Russia 5.4%
Gazprom (b)                                                 503,145          282
Surgutneftegaz SP - ADR                                      20,900          269
United Heavy Machinery Uralmash-Izhora Group (b)             67,000          243
LUKOIL Holding SP - ADR                                       4,300          206
Unified Energy System SP - ADR                                9,530          108
Avtovaz                                                         500          107

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 91

Structured Emerging Markets Fund
June 30, 2001

                                                                          Value
                                                             Shares      (000s)

Baltika Brewery (b)                                             300     $   105
United Heavy Machinery SP - ADR (b)                          13,000          47
Vimpel-Communications SP - ADR (b)                            1,900          31
Lenenergo (b)                                                67,000          21
Samson (b)                                                   25,791          21
Mosenergo SP - ADR                                            4,101          16
Rostelecom SP - ADR (b)                                       1,666           9
                                                                        -------
                                                                          1,465
                                                                        -------
Saudi Arabia 1.4%
Saudi Arabia Investment Fund                                 27,100         378
                                                                        -------

South Africa 3.8%
Anglo American PLC                                           18,549         276
Impala Platinum Holdings Ltd.                                 3,570         179
Sasol Ltd.                                                   11,536         105
Liberty Group Ltd.                                           12,916          93
FirstRand Ltd.                                               83,460          89
Barlow Ltd. (b)                                               8,200          61
Nedcor Ltd.                                                   3,100          60
M-Cell Ltd.                                                  23,500          54
Dimension Data Holdings PLC (b)                              12,050          46
Comparex Holdings Ltd. (b)                                   24,100          34
DataTec Ltd. (b)                                              8,200          22
Shoprite Holdings Ltd.                                       11,353           8
Pepkor Ltd. (b)                                               7,540           3
Tradehold Ltd. (b)                                            3,770           1
                                                                        -------
                                                                          1,031
                                                                        -------

South Korea 4.5%
Samsung Electronics Co. Ltd.                                  1,920         283
Hite Brewery Co. Ltd.                                         5,020         169
Pohang Iron & Steel Co. Ltd.                                  1,220          98
Shinhan Bank                                                  8,674          89
Hyundai Motor Co. Ltd.                                        3,750          82
Samsung Fire & Marine Insurance                               2,494          80
SK Corp.                                                      6,250          79
SK Telecom Co. Ltd.                                             490          72
Samsung Corp.                                                 8,920          51
Korea Telecom Corp.                                           1,050          42
LG Electronics, Inc.                                          3,270          42
Korea Electric Power Corp.                                    2,120          39
LG Chemical Ltd. SP - GDR (b)                                 3,800          36
Trigem Computer, Inc.                                         6,372          29
Daewoo Securities Co. Ltd. (b)                                1,771          13
Hynix Semiconductor, Inc. (b)                                 6,230          13
Korean Air Co. Ltd. (b)                                         651           3
                                                                        -------
                                                                          1,220
                                                                        -------

Taiwan 4.0%
Taiwan Fund, Inc.                                            27,335         305
R.O.C. Taiwan Fund                                           63,310         292
RF Equity (Bermuda) Ltd. (b)                                 13,170         209
United Microelectronics Corp. SP - ADR (b)                    9,600          85
Acer, Inc.                                                   17,746          59
Macronix International Co. Ltd. SP - ADR (b)                  4,610          50
Walsin Lihwa Corp. SP - GDR                                  11,856          36
China Steel Corp. SP - GDR                                    2,074          21
Yang Ming Marine Transport SP - GDR                           5,497          14
Systex Corp. SP - GDR (b)                                     2,378           8
Asia Cement Corp. SP - GDR                                      929           3
Teco Electric & Machinery Co. Ltd. SP - GDR (b)                  43           0
                                                                        -------
                                                                          1,082
                                                                        -------


Thailand 4.0%
BEC World Public Co. Ltd.                                    29,600         145
Advanced Info Service Public Co. Ltd.                        13,400         143
Thai Euro Fund Ltd. (b)                                      27,500         135
PTT Exploration & Production Public Co. Ltd.                 41,500         115
Telecomasia Corp. Public Co. Ltd. (b)                       249,068          93
Siam Cement Public Co. Ltd. (b)                               9,700          91
Thai Farmers Bank Public Co. Ltd. (b)                       195,000          86
Delta Electronics Public Co. Ltd.                            15,950          77
Shin Corp. Public Co. Ltd. (b)                               17,000          65
Hana Microelectronics Public Co. Ltd.                        31,400          50
Bangkok Bank Public Co. Ltd. (b)                             45,800          47
United Communication Industry Public Co. Ltd. (b)            30,000          20
                                                                        -------
                                                                          1,067
                                                                        -------

Turkey 4.2%
Turkiye Is Bankasi `C'                                   40,868,250         291
Anadolu Efes Biracilik ve Malt Sanyii AS                  3,728,983         143
Haci Omer Sabanci Holding AS (b)                         30,756,626         125
Petrol Ofisi AS (b)                                       2,462,004          84
Koc Holding AS                                            3,012,250          78
Yapi ve Kredi Bankasi AS (b)                             24,445,740          76
Turk Hava Yollari Anonim Ortakligi (b)                    8,341,516          63
Migros Turk TAS                                             896,568          56
Akbank TAS                                               12,910,504          54
Turkcell Iletisim Hizmet AS SP - ADR (b)                     17,694          50
Tupras-Turkiye Petrol Rafinerileri AS                     1,600,000          41
Dogan Sirketler Grubu Holding AS (b)                      8,044,994          31
Eregli Demir Ve Celik Fabrikalari TAS (b)                 1,482,609          17
Netas Northern Electric Telekomunikasyon AS                 324,800          13
Aktas Elektrik Ticaret AS (b)                                82,000          10
Vestel Elektronik Sanayi ve Ticaret AS (b)                3,220,000           8
Ak Enerji Elektrik Uretimi Otoproduktor Gruba AS (b)        158,333           4
                                                                        -------
                                                                          1,144
                                                                        -------

Venezuela 1.2%
Compania Anonima Nacional
     Telefonos de Venezuela SP - ADR                         14,000         328
                                                                        -------
Zimbabwe 1.7%
Barclays Bank of Zimbabwe                                   414,500         221
Delta Corp. Ltd.                                            447,038         194
Interfresh Ltd. (b)                                       1,829,700          48
                                                                        -------
                                                                            463
                                                                        -------
Total Common Stocks                                                      26,663
                                                                        -------
(Cost $29,951)

SHORT-TERM INSTRUMENTS 0.8%

                                                          Principal
                                                             Amount
                                                             (000s)
Repurchase Agreements 0.8%
State Street Bank
     3.350% due 07/02/2001                                $     231         231
     (Dated 06/29/2001. Collateralized by Freddie Mac
     4.750% due 06/04/2003 valued at $236 and
     Fannie Mae 5.050% due 10/02/2003 valued at $5.
     Repurchase proceeds are $231.)
                                                                        -------
Total Short-Term Instruments                                                231
                                                                        -------
 (Cost $231)

Total Investments (a) 99.4%                                             $26,894
(Cost $30,182)

Other Assets and Liabilities (Net) 0.6%                                     156
                                                                        -------
Net Assets 100.0%                                                       $27,050
                                                                        -------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $30,336 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                          $ 5,175

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (8,617)
                                                                        -------
Unrealized depreciation-net                                             $(3,442)
                                                                        -------

(b) Non-income producing security.

92 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

Tax-Efficient Structured Emerging Markets Fund
June 30, 2001


                                                                         Value
                                                             Shares     (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 98.7%
--------------------------------------------------------------------------------

Argentina 3.8%
Telecom Argentina SA `B'                                    172,827   $    534
Siderca SAIC                                                254,122        493
BBVA Banco Frances SA                                        53,731        446
Perez Companc SA `B'                                        259,886        351
Grupo Financiero Galicia `B'                                234,979        346
Molinos Rio de la Plata SA (b)                              200,278        281
Transportadora de Gas del Sur SA                            147,555        204
Renault Argentina SA (b)                                    360,529        164
                                                                      --------
                                                                         2,819
                                                                      --------
Baltic Nations 2.1%
Societe Generale Baltic Republic (b)                         10,007      1,216
AS Eesti Telekom SP - GDR `S'                                27,200        322
                                                                      --------
                                                                         1,538
                                                                      --------

Botswana 1.3%
Sechaba Breweries Ltd.                                      382,400        466
Standard Chart Bank Botswana                                403,350        338
Sefalana Holding Co. Ltd.                                    93,100        124
                                                                      --------
                                                                           928
                                                                      --------
Brazil 4.4%
Petroleo Brasileiro SA SP - ADR                              30,000        699
Companhia de Bebidas das Americas (b)                     2,385,000        548
Telecomunicacoes Brasileiras SA SP - ADR                      8,880        415
Empresa Brasileira de Aeronautica SA                         39,000        346
Petroleo Brasileiro SA                                       10,500        274
Itausa-Investimentos Itau SA                                222,415        199
Banco Itau SA                                             2,000,000        175
Tele Norte Leste Participacoes SA SP - ADR                   11,385        173
Banco Bradesco SA                                        28,864,090        151
Telesp Celular Participacoes SA (b)                      15,077,702         92
Brasil Telecom SA                                        13,802,944         81
Souza Cruz SA                                                16,000         80
Globo Cabo SA (b)                                            53,000         25
Mahle Cofap Aneis                                            18,327         21
Telecomunicacoes de Sao Paulo SA                             23,466          0
Telefonica Data Brasil Holding (b)                           23,466          0
                                                                      --------
                                                                         3,279
                                                                      --------
Bulgaria 0.1%
Framlington Bulgaria Fund (b)                                44,260         95
                                                                      --------

Chile 4.0%
Masisa SA SP - ADR                                           27,900        412
Banco Santiago SA SP - ADR                                   17,200        392
Compania de Telecomunicaciones de Chile
     SA SP - ADR (b)                                         27,296        384
Banco Santander Chile SP - ADR                               15,200        263
Cristalerias de Chile SP - ADR                               13,100        253
Enersis SA SP - ADR                                          13,407        201
Distribucion y Servicios D&S SA SP - ADR                     11,900        176
Compania Cervecerias Unidas SA SP - ADR                       7,800        172
Sociedad Quimica y Minera de Chile SA SP - ADR                7,564        155
Genesis Chile Fund Ltd. (b)                                   3,400        107
Embotelladora Andina SA SP - ADR `B'                          8,700         94
Administradora de Fondos de Pensiones Provida
     SA SP - ADR                                              3,800         91
Quinenco SA SP - ADR (b)                                     10,900         82
Empresa Nacional de Electricidad SA SP - ADR                  6,800         77
Madeco SA SP - ADR (b)                                       12,600         61
Embotelladora Andina SA SP - ADR `A'                          4,200         57
                                                                      --------
                                                                         2,977
                                                                      --------
China 4.8%
China Mobile (Hong Kong) Ltd. (b)                           189,400        997
Shanghai Diesel Engine Co. Ltd. `B'                         649,000        626
Shanghai New Asia Group Co. Ltd. `B' (b)                    574,800        598
China Merchants Shekou Holdings Co. Ltd.                    463,518        549
Shanghai Lujiazhui Finance & Trade Zone
     Development Co. Ltd. `B' (b)                           352,000        400
Dazhong Transportation (Group) Ltd. `B'                     129,000        150
Sinopec Shanghai Petrochemical Co. Ltd. `H' (b)             940,000        136
PetroChina Co. Ltd. `H'                                     438,300         91
Legend Holdings Ltd.                                         86,000         48
                                                                      --------
                                                                         3,595
                                                                      --------

Colombia 0.4%
Bancolombia SA SP - ADR                                      73,400   $    165
Gran Cadena Almacenes SP - ADR (b)                          118,100        102
Carulla Vivero SA SP - ADR                                   41,200         35
Cementos Diamante SA SP - GDR (b)                             9,700          7
                                                                      --------
                                                                           309
                                                                      --------
Croatia 1.0%
Pliva D. D. SP - GDR `S'                                     52,250        580
Zagrebacka Banka d.d. SP - GDR                                8,400        169
                                                                      --------
                                                                           749
                                                                      --------
Czech Republic 2.1%
Cesky Telekom AS SP - GDR (b)                                67,030        603
Philip Morris CR AS                                           2,000        293
Komercni Banka AS SP - GDR (b)                               25,011        223
Ceske Energeticke Zavody AS (b)                              89,606        201
Unipetrol AS (b)                                             89,400        131
Ceske Radiokomunikace AS SP - GDR                             7,000         85
ZDB (b)                                                      12,178         14
                                                                      --------
                                                                         1,550
                                                                      --------
Egypt 1.9%
Egyptian Co. for Mobile Services (b)                         24,438        366
Orascom Construction Industries (b)                          36,630        296
Commercial International Bank                                27,937        248
Al Ahram Beverages Co. SAE (b)                                9,300        106
Suez Cement Co.                                               9,695         90
Egyptian Media Production (b)                                28,968         81
Oriental Weavers Co.                                          9,070         73
Alexandria National Iron & Steel Co. (b)                      2,546         72
Eastern Co. for Tobacco & Cigarettes                          3,500         42
Egyptian International Pharmaceutical Industries Co.         15,624         36
                                                                      --------
                                                                         1,410
                                                                      --------
Ghana 0.5%
Ashanti Goldfields Co. Ltd. SP - GDR (b)                     60,366        181
Aluworks Ghana Ltd.                                          38,100         64
Unilever Ghana Ltd.                                         135,040         34
Mobil Oil Ghana Ltd.                                         10,174         28
Standard Chartered Bank Ghana Ltd.                            5,500         16
SSB Bank Ltd. (b)                                            47,400         15
                                                                      --------
                                                                           338
                                                                      --------
Hungary 4.2%
Magyar Tavkozlesi Rt. SP - ADR                               67,200      1,004
OTP Bank Rt.                                                 10,871        566
Gedeon Richter Rt.                                            9,100        507
MOL Magyar Olaj-es Gazipari Rt.                              22,375        319
Graboplast Rt.                                               25,772        144
Antenna Hungaria Rt. (b)                                     13,970        124
BorsodChem Rt.                                                6,964        120
Demasz Rt.                                                    2,700         87
Danubius Hotel and Spa Rt.                                    6,300         86
Inter-Europa Bank Rt.                                        23,900         71
RABA Rt.                                                     10,197         57
                                                                      --------
                                                                         3,085
                                                                      --------
India 3.0%
India Fund, Inc. (b)                                        116,300      1,205
Reliance Industries Ltd. SP - GDR                            24,000        374
Morgan Stanley India Investment Fund                         24,586        205
UTI India IT Fund (b)                                        11,200        133
Mahanagar Telephone Nigam Ltd. SP - GDR                      20,400        112
ITC Ltd. SP - GDR                                             3,133         58
Indo Gulf Corp. Ltd. SP - GDR (b)                            55,000         44
Hindalco Industries Ltd. SP - GDR                             2,117         41
CESC Ltd. SP - GDR (b)                                      109,800         33
Ranbaxy Laboratories Ltd. SP - GDR                            2,400         27
Tata Electric Cos. SP - GDR                                     100         21
                                                                      --------
                                                                         2,253
                                                                      --------
Indonesia 4.3%
PT Gudang Garam                                             694,500        805
PT Hanjaya Mandala Sampoerna                                422,000        595
PT Astra International, Inc. (b)                          2,224,000        386
PT Telekomunikasi Indonesia                               1,226,320        345
PT Unilever Indonesia                                       188,230        291
PT Indah Kiat Pulp & Paper Corp. (b)                      6,768,221        220
PT Indofood Sukses Makmur                                 2,945,000        220
PT Indocement Tunggal Prakarsa (b)                        1,277,000        157
PT Indosat (Persero)                                        175,000        156
PT Mayora Indah (b)                                         553,000         23
                                                                      --------
                                                                         3,198
                                                                      --------

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 93

Tax-Efficient Structured Emerging Markets Fund
June 30, 2001

                                                                         Value
                                                              Shares    (000s)

Israel 3.9%
Teva Pharmaceutical Industries Ltd.                           15,320  $    959
Bezek Israeli Telecommunication Corp. Ltd. (b)               324,159       487
Bank Hapoalim Ltd.                                           139,972       343
Bank Leumi Le-Israel                                         106,132       214
Leumi Insurance Holdings (b)                                 200,322       214
Israel Chemicals Ltd.                                        217,136       203
Makhteshim-Agan Industries Ltd. (b)                           74,374       152
NICE Systems Ltd. (b)                                         10,356       129
Blue Square Chain Investments and Properties Ltd. (b)          8,150       123
Koor Industries Ltd.                                           1,950        70
                                                                      --------
                                                                         2,894
                                                                      --------
Italy 0.2%
IDB Holding Corp. Ltd.                                         5,850       160
                                                                      --------

Kenya 0.5%
Kenya Airways Ltd.                                         1,559,600       173
Uchumi Supermarket Ltd.                                      156,500        90
Firestone East Africa Ltd.                                   359,250        32
Kenya Power & Lighting Co. Ltd. (b)                           87,600        32
Athi River Mining Ltd. (b)                                   304,400        17
Sasini Tea & Coffee Ltd.                                      51,620        17
National Industrial Credit Bank                               83,660        16
Kenya Commercial Bank Ltd. (b)                                45,006        11
                                                                      --------
                                                                           388
                                                                      --------
Malaysia 4.1%
Commerce Asset-Holding Bhd.                                  257,000       406
Malayan Banking Bhd.                                         127,400       345
Sime Darby Bhd.                                              268,000       279
British American Tobacco Malaysia Bhd.                        29,000       265
Telekom Malaysia Bhd.                                        112,000       259
Tenaga Nasional Bhd.                                         112,000       258
United Engineers (Malaysia) Bhd.                             345,000       251
Genting Bhd.                                                 101,100       233
YTL Corp. Bhd.                                               232,000       231
Petronas Gas Bhd.                                            147,000       215
Hong Leong Credit Bhd.                                        93,000       105
Leader Universal Holdings Bhd. (b)                           712,000        83
Renong Bhd. (b)                                              343,000        65
Magnum Corp. Bhd.                                            139,380        51
Aokam Perdana Bhd. (b)                                        35,733         8
Hong Leong Credit Bhd. - Rights (b)                           15,500         2
                                                                      --------
                                                                         3,056
                                                                      --------

Mauritius Island 0.9%
State Bank of Mauritius Ltd.                                 308,949       148
Mauritius Commercial Bank                                     40,685       121
New Mauritius Hotels Ltd.                                    102,600       114
The United Basalt Products Ltd.                               90,200        88
Rogers & Co. Ltd.                                             22,600        69
Sun Resorts Ltd. `A'                                          24,761        42
Shell Mauritius Ltd.                                          32,000        40
Mon Tresor & Mon Desert Ltd.                                  27,800        39
Ireland Blyth Ltd.                                            34,809        20
Air Mauritius Ltd.                                            45,200        18
                                                                      --------
                                                                           699
                                                                      --------

Mexico 7.2%
Grupo Financiero Banamex Accival, SA de CV `O'               501,000     1,297
Grupo Financiero BBVA Bancomer, SA de CV `O' (b)             948,000       941
Cemex SA de CV `CPO'                                          86,136       459
Carso Global Telecom `A1' (b)                                184,000       442
Wal-Mart de Mexico SA de CV `V'                              155,741       423
Telefonos de Mexico SA de CV `L'                             239,780       421
Grupo Carso SA de CV `A1' (b)                                104,000       309
America Movil SA de CV                                       239,780       252
Coca-Cola Femsa, SA de CV `L'                                 93,000       228
Grupo Televisa SA `CPO' (b)                                  100,000       199
Alfa SA `A'                                                  113,000       156
Grupo Bimbo SA de CV `A'                                      75,777       134
Nuevo Grupo Mexico SA `B'                                     26,000        68
Kimberly-Clark de Mexico, SA de CV `A'                         2,000         6
Grupo Situr SA de CV `B' (b)                                 759,751         0
                                                                      --------
                                                                         5,335
                                                                      --------

Morocco 1.8%
Omnium Nord Africain SA                                        4,519  $    410
Samir                                                          4,153       224
Banque Commercial du Maroc                                     2,544       183
Banque Marocaine du Commerce Exterieur                         4,220       150
Societe des Brasseries du Maroc                                1,431       146
Wafabank                                                       1,242        81
Ciments du Maroc                                                 925        57
Lesieur Cristal                                                  509        49
                                                                      --------
                                                                         1,300
                                                                      --------

Peru 4.4%
Credicorp Ltd.                                               105,032       882
Compania de Minas Buenaventura SA SP - ADR                    38,323       707
Cementos Lima SA                                              40,683       505
Union de Cerveceria Backus y Johnston SAA `I'              1,536,758       460
Banco Continental                                            612,668       283
Compania de Minas Buenaventura SA `B'                         24,428       212
Southern Peru Copper Corp.                                    11,000       132
Banco Wiese Sudameris (b)                                  1,253,695       100
                                                                      --------
                                                                         3,281
                                                                      --------

Philippines 4.1%
Philippine Long Distance Telephone Co.                        51,550       713
Ayala Corp.                                                4,099,984       547
Petron Corp. (b)                                           9,115,500       389
Manila Electric Co. `B'                                      280,145       297
Metropolitan Bank & Trust Co. (b)                             67,550       260
San Miguel Corp. `B'                                         269,310       244
ABS-CBN Broadcasting Corp.                                   218,031       166
Benpres Holdings Corp. (b)                                 5,307,000       166
SM Prime Holdings, Inc.                                      659,000        78
Equitable PCI Bank, Inc.                                     100,100        70
International Container Terminal Services, Inc. (b)        1,198,000        55
Ayala Land, Inc.                                             191,069        19
Metro Pacific Corp. (b)                                    1,686,000        15
                                                                      --------
                                                                         3,019
                                                                      --------

Poland 3.7%
Telekomunikacja Polska SA SP - GDR                           128,200       573
Bank Polska Kasa Opieki SA (b)                                27,800       477
Prokom Software SA                                            10,529       256
Agora SA (b)                                                  15,353       209
BRE Bank SA                                                    8,585       202
KGHM Polska Miedz SA                                          43,640       183
Bank Zachodni WBK SA (b)                                      14,905       160
Telekomunikacja Polska SA SP - ADR                            35,400       157
Elektrim Spolka Akcyjna SA (b)                                23,940       154
Browary y Zywiec SA                                            2,132       104
KGHM Polska Miedz SA SP - GDR (b)                             11,300        99
Bank Handlowy w Warszawie SA                                   6,120        82
Optimus SA (b)                                                 3,330        41
Netia Holdings SA SP - ADR (b)                                 5,400        36
                                                                      --------
                                                                         2,733
                                                                      --------

Romania 0.6%
Society Generale Romania Fund (b)                              5,212       208
Romanian Investment Fund (b)                                     513       192
Romanian Growth Fund                                          28,700        29
                                                                      --------
                                                                           429
                                                                      --------

Russia 5.5%
LUKOIL Holding SP - ADR                                       19,950       957
Surgutneftegaz SP - ADR                                       71,600       920
Gazprom (b)                                                1,226,855       687
Unified Energy System SP - ADR                                50,700       577
United Heavy Machinery SP - ADR (b)                           94,000       341
Avtovaz                                                          500       107
Vimpel-Communications SP - ADR (b)                             6,500       107
Mosenergo SP - ADR                                            26,500       104
Irkutskenergo SP - ADR                                        23,300        89
Baltika Brewery (b)                                              250        88
Samson (b)                                                    60,400        48
Trading House TSUM SP - ADR (b)                                3,800        19
                                                                      --------
                                                                         4,044
                                                                      --------

94 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                         Value
                                                              Shares    (000s)

Saudi Arabia 1.2%
Saudi Arabia Investment Fund                                  64,500  $    899
                                                                      --------

South Africa 3.8%
Sasol Ltd.                                                    80,000       731
Anglo American PLC                                            45,555       677
Impala Platinum Holdings Ltd.                                 12,601       632
Nedcor Ltd.                                                   10,583       206
FirstRand Ltd.                                               130,000       139
M-Cell Ltd.                                                   47,300       109
Barlow Ltd. (b)                                               13,900       103
Dimension Data Holdings PLC (b)                               18,270        70
Pepkor Ltd. (b)                                              135,323        48
Comparex Holdings Ltd. (b)                                    33,600        47
DataTec Ltd. (b)                                              12,100        33
Liberty Group Ltd.                                             3,750        27
Tradehold Ltd. (b)                                            13,161         4
                                                                      --------
                                                                         2,826
                                                                      --------

South Korea 4.2%
Samsung Electronics Co. Ltd.                                   2,878       425
Pohang Iron & Steel Co. Ltd.                                   4,030       322
Korea Fund, Inc.                                              30,000       317
Hyundai Motor Co. Ltd.                                        11,150       243
Samsung Fire & Marine Insurance                                7,400       236
Trigem Computer, Inc.                                         43,724       200
Shinhan Bank                                                  18,106       186
SK Telecom Co. Ltd. SP - ADR                                  10,141       171
Kookmin Bank SP - GDR                                         12,400       164
Korea Electric Power Corp.                                     8,720       162
Samsung Corp.                                                 21,470       124
Korea Telecom Corp.                                            3,050       122
Daewoo Securities Co. Ltd. (b)                                14,727       105
LG Electronics, Inc.                                           7,603        98
Hite Brewery Co. Ltd.                                          1,950        66
SK Telecom Co. Ltd.                                              370        54
Hynix Semiconductor, Inc. (b)                                 18,780        40
Korean Air Co. Ltd. (b)                                        7,435        39
LG Chemical Ltd. SP - GDR (b)                                  3,200        30
                                                                      --------
                                                                         3,104
                                                                      --------

Taiwan 3.5%
RF Equity (Bermuda) Ltd. (b)                                  51,110       715
Taiwan Fund, Inc.                                             40,200       448
United Microelectronics Corp. SP - ADR (b)                    42,600       379
R.O.C. Taiwan Fund                                            68,800       318
Macronix International Co. Ltd. SP - ADR (b)                  17,407       187
Acer, Inc.                                                    35,146       117
Walsin Lihwa Corp. SP - GDR                                   37,899       114
China Steel Corp. SP - GDR                                     8,906        89
Uni-President Enterprises Co. (b)                             19,147        81
Yageo Corp. SP - GDR (b)                                      18,352        79
Teco Electric & Machinery Co. Ltd. SP - GDR (b)                7,048        25
Systex Corp. SP - GDR (b)                                      4,730        16
                                                                      --------
                                                                         2,568
                                                                      --------

Thailand 4.1%
Thai Euro Fund Ltd. (b)                                      207,250     1,021
Advanced Info Service Public Co. Ltd.                         32,100       342
Land & House Public Co. Ltd. (b)                             414,400       252
BEC World Public Co. Ltd.                                     44,600       219
Delta Electronics Public Co. Ltd.                             40,367       194
Shin Corp. Public Co. Ltd. (b)                                48,800       185
Thai Farmers Bank Public Co. Ltd. (b)                        384,400       170
PTT Exploration & Production Public Co. Ltd.                  52,520       145
Hana Microelectronics Public Co. Ltd.                         83,000       133
Banpu Public Co. Ltd.                                        169,800       116
Krung Thai Bank Public Co. Ltd. (b)                          332,670        88
Thailand International Fund (b)                                   15        84
Siam Makro Public Co. Ltd.                                    73,900        78
Telecomasia Corp. Public Co. Ltd. (b)                         96,347         9
Land and House Public Co. Ltd. - Warrants (b)                207,200         7
                                                                      --------
                                                                         3,043
                                                                      --------

Turkey 4.1%
Turkiye Is Bankasi `C'                                    93,579,635  $    665
Anadolu Efes Biracilik ve Malt Sanyii AS                  10,132,239       388
Yapi ve Kredi Bankasi AS (b)                              93,267,600       291
Petrol Ofisi AS (b)                                        6,797,050       231
Turkcell Iletisim Hizmet AS SP - ADR (b)                      81,437       228
Tupras-Turkiye Petrol Rafinerileri AS                      8,853,000       226
Koc Holding AS                                             7,971,999       207
Migros Turk TAS                                            2,501,250       156
Akbank TAS                                                31,760,370       132
Turk Hava Yollari Anonim Ortakligi (b)                    16,448,526       125
Dogan Sirketler Grubu Holding AS (b)                      28,623,680       110
Eregli Demir Ve Celik Fabrikalari TAS (b)                  7,847,000        89
Netas Northern Electric Telekomunikasyon AS                1,764,000        72
Arcelik AS                                                 6,962,400        57
Vestel Elektronik Sanayi ve Ticaret AS (b)                15,295,000        37
Aktas Elektrik Ticaret AS (b)                                198,000        24
                                                                      --------
                                                                         3,038
                                                                      --------

Venezuela 1.0%
Compania Anonima Nacional Telefonos
    de Venezuela SP - ADR                                     32,900       771
                                                                      --------

Zimbabwe 2.0%
Barclays Bank of Zimbabwe                                  1,105,400       589
Delta Corp. Ltd.                                             710,684       308
Econet Wireless Holdings Ltd. (b)                            793,100       229
Wankie Colliery Co. Ltd. (b)                               2,199,200       198
Interfresh Ltd. (b)                                        5,547,900       145
                                                                      --------
                                                                         1,469
                                                                      --------
Total Common Stocks                                                     73,179
                                                                      --------
(Cost $74,011)

SHORT-TERM INSTRUMENTS 1.1%

                                                           Principal
                                                              Amount
                                                              (000s)

Repurchase Agreements 1.1%
State Street Bank
    3.350% due 07/02/2001                                  $     847       847
    (Dated 06/29/2001. Collateralized by Fannie Mae
    6.000% due 07/16/2001 valued at $869.
    Repurchase proceeds are $847.)
                                                                      --------
Total Short-Term Instruments                                               847
                                                                      --------
(Cost $847)

Total Investments (a) 99.8%                                           $ 74,026
(Cost $74,858)

Other Assets and Liabilities (Net) 0.2%                                    171
                                                                      --------
Net Assets 100.0%                                                     $ 74,197
                                                                      --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $75,544 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $ 14,609

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (16,127)
                                                                      --------
Unrealized depreciation-net                                           $ (1,518)
                                                                      --------

(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 95

Schedule of Investments

NFJ Equity Income Fund
June 30, 2001

                                                                     Value
                                                          Shares    (000s)

--------------------------------------------------------------------------
COMMON STOCKS 95.6%
--------------------------------------------------------------------------

Aerospace 3.7%
Goodrich Corp.                                            25,900   $   984
Northrop Grumman Corp.                                    12,100       969
                                                                   -------
                                                                     1,953
                                                                   -------

Capital Goods 7.6%
Hubbell, Inc. `B'                                         35,500     1,030
Dana Corp.                                                42,500       992
Caterpillar, Inc.                                         19,600       981
Textron, Inc.                                             17,200       947
                                                                   -------
                                                                     3,950
                                                                   -------

Communications 3.8%
Verizon Communications, Inc.                              36,700     1,963
                                                                   -------

Consumer Discretionary 15.4%
Springs Industries, Inc. `A'                              24,000     1,058
Thomas & Betts Corp.                                      47,900     1,057
J.C. Penney Co., Inc.                                     39,500     1,041
Brunswick Corp.                                           40,800       981
Eastman Kodak Co.                                         20,900       976
Sears, Roebuck & Co.                                      22,900       969
Ford Motor Co.                                            39,272       964
Whirlpool Corp.                                           15,400       963
                                                                   -------
                                                                     8,009
                                                                   -------

Consumer Staples 11.6%
SUPERVALU, Inc.                                           63,500     1,114
Brown-Forman Corp. `B'                                    16,100     1,029
Fortune Brands, Inc.                                      26,000       997
ConAgra Foods, Inc.                                       50,000       991
UST, Inc.                                                 33,800       975
RJ Reynolds Tobacco Holdings, Inc.                        17,400       950
                                                                   -------
                                                                     6,056
                                                                   -------

Energy 14.7%
Conoco, Inc. `B'                                          34,500       997
KeySpan Corp.                                             27,100       989
Kerr-McGee Corp.                                          14,800       981
USX-Marathon Group                                        32,900       971
Occidental Petroleum Corp.                                35,600       947
Murphy Oil Corp.                                          12,800       942
Repsol SA SP - ADR                                        55,700       928
Ultramar Diamond Shamrock Corp.                           19,600       926
                                                                   -------
                                                                     7,681
                                                                   -------

Financial & Business Services 21.5%
Deluxe Corp.                                              73,500     2,124
Union Planters Corp.                                      47,000     2,049
KeyCorp                                                   73,300     1,909
HRPT Properties Trust                                    119,200     1,160
Lincoln National Corp.                                    19,900     1,030
A.G. Edwards, Inc.                                        22,800     1,026
J.P. Morgan Chase & Co.                                   21,970       980
Bank of America Corp.                                     15,700       942
                                                                   -------
                                                                    11,220
                                                                   -------

Health Care 2.0%
CIGNA Corp.                                               11,000     1,054
                                                                   -------

Materials & Processing 5.8%
Georgia-Pacific Corp. (Timber Group)                      29,300     1,047
Westvaco Corp.                                            40,500       984
Eastman Chemical Co.                                      20,600       982
                                                                   -------
                                                                     3,013
                                                                   -------

Utilities 9.5%
Public Service Enterprise Group, Inc.                     21,400     1,046
TXU Corp.                                                 21,200     1,022
American Electric Power, Inc.                             21,300       983
NICOR, Inc.                                               24,800       967
DTE Energy Co.                                            20,700       961
                                                                   -------
                                                                     4,979
                                                                   -------
Total Common Stocks                                                 49,878
                                                                   -------
(Cost $40,966)


                                                       Principal
                                                          Amount     Value
                                                          (000s)    (000s)

--------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.0%
--------------------------------------------------------------------------

Repurchase Agreement 6.0%
State Street Bank
   3.350% due 07/02/2001                                $  3,149   $ 3,149
   (Dated 06/29/2001. Collateralized by Fannie Mae
   4.530% due 05/23/2003 valued at $3,214.
   Repurchase proceeds are $3,150.)
                                                                   -------
Total Short-Term Instruments                                         3,149
                                                                   -------
(Cost $3,149)

Total Investments (a) 101.6%                                       $53,027
(Cost $44,115)

Other Assets and Liabilities (Net) (1.6%)                             (851)
                                                                   -------
Net Assets 100.0%                                                  $52,176
                                                                   -------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was $44,204 as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $ 9,340

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                      (517)
                                                                   -------
Unrealized appreciation-net                                        $ 8,823
                                                                   -------

96 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments

NFJ Value Fund
June 30, 2001

                                                                           Value
                                                             Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 97.4%
--------------------------------------------------------------------------------

Aerospace 2.0%
Northrop Grumman Corp.                                          300      $    24
                                                                         -------

Building 2.0%
American Standard Cos., Inc. (b)                                400           24
                                                                         -------

Capital Goods 3.7%
Dana Corp.                                                    1,000           23
Parker-Hannifin Corp.                                           500           21
                                                                         -------
                                                                              44
                                                                         -------
Communications 3.9%
ALLTEL Corp.                                                    400           25
Verizon Communications, Inc.                                    400           21
                                                                         -------
                                                                              46
                                                                         -------

Consumer Discretionary 20.7%
Sears, Roebuck & Co.                                          1,200           51
Whirlpool Corp.                                                 800           50
Tupperware Corp.                                              1,800           42
VF Corp.                                                      1,100           40
Brunswick Corp.                                               1,100           26
Knight-Ridder, Inc.                                             400           24
Thomas & Betts Corp.                                            500           11
                                                                         -------
                                                                             244
                                                                         -------
Consumer Services 2.2%
Tricon Global Restaurants, Inc. (b)                             600           26
                                                                         -------

Consumer Staples 16.4%
Fortune Brands, Inc.                                          1,400           54
UST, Inc.                                                     1,500           43
Brown-Forman Corp. `B'                                          400           26
SUPERVALU, Inc.                                               1,400           25
Pepsi Bottling Group, Inc.                                      600           24
ConAgra Foods, Inc.                                           1,000           20
                                                                         -------
                                                                             192
                                                                         -------

Energy 9.1%
Conoco, Inc. `B'                                              1,500           43
Kerr-McGee Corp.                                                600           40
Ultramar Diamond Shamrock Corp.                                 500           24
                                                                         -------
                                                                             107
                                                                         -------

Financial & Business Services 18.9%
Union Planters Corp.                                          1,100           47
KeyCorp                                                       1,600           42
Deluxe Corp.                                                  1,400           40
Lincoln National Corp.                                          500           26
Loews Corp.                                                     400           26
Heller Financial, Inc. `A'                                      600           24
J.P. Morgan Chase & Co.                                         400           18
                                                                         -------
                                                                             223
                                                                         -------
Health Care 2.1%
Becton Dickinson & Co.                                          700           25
                                                                         -------

Materials & Processing 5.2%
Eastman Chemical Co.                                            500           24
Alcan, Inc.                                                     500           21
Westvaco Corp.                                                  600           15
                                                                         -------
                                                                              60
                                                                         -------
Technology 1.6%
NCR Corp. (b)                                                   400           19
                                                                         -------
Transportation 1.5%
UAL Corp.                                                       500           18
                                                                         -------

Utilities 8.1%
Public Service Enterprise Group, Inc.                         1,000           49
NICOR, Inc.                                                     600           23
DTE Energy Co.                                                  500           23
                                                                         -------
                                                                              95
                                                                         -------
Total Common Stocks                                                        1,147
                                                                         -------
(Cost $987)

                                                          Principal
                                                             Amount        Value
                                                             (000s)       (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.5%
--------------------------------------------------------------------------------

Repurchase Agreement 2.5%
State Street Bank
   3.350% due 07/02/2001                                    $    30     $    30
   (Dated 06/29/2001. Collateralized by Fannie Mae
   5.500% due 08/07/2003 valued at $31.
   Repurchase proceeds are $30.)
                                                                        -------
Total Short-Term Instruments                                                 30
                                                                        -------
(Cost $30)

Total Investments (a) 99.9%                                             $ 1,177
(Cost $1,017)

Other Assets and Liabilities (Net) 0.1%                                       1
                                                                        -------
Net Assets 100.0%                                                       $ 1,178
                                                                        -------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was $1,021 as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                          $   173

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (17)
                                                                        -------
Unrealized appreciation-net                                             $   156
                                                                        -------

(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 97

Notes to Financial Statements
June 30, 2001

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the NFJ Value and NFJ Equity Income funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Value Fund - $11,885; Renaissance Fund - $158,666; Growth & Income Fund - $136; Growth Fund - $61,455; Select Growth
Fund - $2,862; Target Fund - $1,568; Innovation Fund - $96,848; Global Innovation Fund - $3,273; Healthcare Innovation Fund - $36; Select International Fund - $59,897; Mega Cap Fund - $5; Capital Appreciation Fund - $34,993; Tax-Efficient Equity Fund - $2,303; Structured Emerging Markets Fund - $62,587; Tax-Efficient Structured Emerging Markets Fund - $162,398; NFJ Equity Income Fund - $2,224; and NFJ Value Fund - $48.

98 PIMCO Funds Annual Report | 6.30.01

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Select Growth, Growth & Income, and Small-Cap Value Funds; 0.65% for the Opportunity and Innovation Funds; 0.70% for the Healthcare Innovation Fund; 0.75% for the Select International Fund; 1.00% for the Global Innovation Fund; 1.25% for the Micro-Cap Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

New Advisory Fee Structure. Effective August 1, 2000, Mid-Cap Equity Fund changed its name to Growth & Income Fund and decreased its advisory fee from 0.63% to 0.60% per annum.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for the Select International, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Growth & Income and Healthcare Innovation Funds, 0.60% for Global Innovation Fund, 0.70% for the Select International Fund, and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Growth & Income and Healthcare Innovation Funds, 0.60% for the Global Innovation Fund, 0.70% for the Select International Fund, and 0.40% for all other Funds.

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees, which are retained by each respective fund, are accounted for as an addition to paid in capital. Any shares of these Funds acquired through June 30, 1998 will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange).

                                          6.30.01 | PIMCO Funds Annual Report 99

June 30, 2001

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     The Trust is permitted to reimburse out of the Administrative
Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                  Effective Rate
                                  --------------
                            Distribution      Servicing
                            Fee (%)           Fee (%)
--------------------------------------------------------
Class A
All Funds                        --             0.25
Class B
All Funds                      0.75             0.25
Class C
All Funds                      0.75             0.25
Class D
All Funds                        --             0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2001 PFD received $10,891,246 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of the Global Innovation, Healthcare Innovation and Mega-Cap Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                              Inst'l Class  Admn Class   Class A     Class B     Class C    Class D
----------------------------------------------------------------------------------------------------
Global Innovation Fund        1.40%         1.65%        1.85%       2.60%       2.60%      1.85%
Healthcare Innovation Fund    0.95%         1.20%        1.45%       2.20%       2.20%      1.45%
Mega-Cap Fund                 0.70%           --           --          --          --         --

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000**, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.
** Effective January 1, 2001, the annual retainer for the unaffiliated Trustee is equal to $52,000.

100 PIMCO Funds Annual Report | 6.30.01

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2001 were as follows (amounts in thousands):

                                                  Non - U.S. Government/Agency
                                                --------------------------------
                                                    Purchases       Sales
--------------------------------------------------------------------------------
Value Fund                                         $   477,906   $   420,584
Renaissance Fund                                     1,669,955     1,057,882
Growth & Income Fund                                    88,986        12,527
Growth Fund                                          2,054,361     2,190,955
Select Growth Fund                                     125,609        65,681
Target Fund                                          2,388,124     2,143,785
Opportunity Fund                                     1,185,386     1,184,474
Innovation Fund                                     11,310,274    10,843,027
Global Innovation Fund                                 952,740       600,362
Healthcare Innovation Fund                               5,193         2,950
Select International Fund                              133,618        35,475
Mega-Cap Fund                                            4,635         4,629
Capital Appreciation Fund                              894,745       863,142
Mid-Cap Fund                                         1,606,072     1,581,037
Micro-Cap Fund                                         170,125       173,988
Small-Cap Value Fund                                   148,988       127,071
Tax-Efficient Equity Fund                               21,325        23,354
Structured Emerging Markets Fund                         8,707        10,522
Tax-Efficient Structured
 Emerging Markets Fund                                  36,934        32,531
NFJ Equity Income Fund                                  30,289        19,006
NFJ Value Fund                                             879           781

5. In-Kind Transactions

For the period ended June 30, 2001, the following fund incurred realized gains from in-kind redemptions of approximately (amounts in thousands):

                                                                 Realized Gains
-------------------------------------------------------------------------------
Mid-Cap Fund                                                       $   12,454

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders (amounts in thousands):

                                                                         Value of                          Total Net
                                                                Shares     Shares  Total Net  Total Net    Assets of      Acquired
                                                             Issued by  Issued by  Assets of  Assets of    Acquiring        Fund's
                                                             Acquiring  Acquiring   Acquired  Acquiring   Fund After    Unrealized
Acquiring Fund              Acquired Fund              Date       Fund       Fund       Fund       Fund  Acquisition  Depreciation
------------------------------------------------------------------------------------------------------------------------------------
PIMCO                       PIMCO
Value Fund                  Value 25 Fund        03/03/2000        137   $  1,373   $  1,373   $163,988    $165,361     $     (419)

PIMCO                       PIMCO
Select International Fund   International Fund   05/04/2001     16,168     88,032     88,032     11,177      99,209         (7,064)

PIMCO                       PIMCO Equity
Growth & Income Fund        Income Fund          06/22/2001      3,343     30,230     30,230     48,086      78,316           (872)

7. Federal Income Tax Matters

As of June 30, 2001, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 6, the Value Fund, Select International Fund, and Growth & Income Fund, acquired capital loss carryforwards from Value 25 Fund, International Fund, and Equity Income Fund respectively. Use of the acquired capital loss carryforward may be limited under current tax laws.

     Additionally, the Value Fund, Growth & Income Fund, Select Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Global Innovation Fund, Healthcare Innovation Fund, Select International Fund, Mega-Cap Fund, Capital Appreciation Fund, Mid-Cap Fund, Tax-Efficient Equity Fund, Structured Emerging Markets Fund, Tax-Efficient Structured Emerging Markets Fund, NFJ Equity Income Fund, and NFJ Value Fund realized capital losses and/or foreign currency losses during the period November 1, 2000 through June 30, 2001, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $219,340, $781,007, $21,790,213, $1,456,433,
$88,205,461, $1,665,110,268, $162,828,634, $101,249, $3,373,786, $732,211,
$8,271,113, $46,741,868, $2,247,306, $380,377, $6,246,130, $310,668, and
$31,161, respectively.

     The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                          Capital Loss Carryforwards
                               ------------------------------------------------
                                Realized Losses   Acquired Losses   Expiration
                               ------------------------------------------------
Value Fund                          $         0       $   303,905    6/30/2005

Growth & Income Fund                          0        19,541,480    6/30/2009

Select Growth Fund                       63,106                 0    6/30/2009

Global Innovation Fund               19,573,698                 0    6/30/2009

Select International Fund                     0         2,646,127    6/30/2009

Small-Cap Value Fund                    348,134                 0    6/30/2007
                                      3,926,541                      6/30/2008

Tax-Efficient Equity Fund                27,778                 0    6/30/2007
                                      1,332,594                 0    6/30/2008
                                      4,356,186                 0    6/30/2009

Tax-Efficient Structured
 Emerging Markets Fund                1,625,269                 0    6/30/2007
                                      7,893,990                 0    6/30/2008
                                      7,767,142                 0    6/30/2009


                                         6.30.01 | PIMCO Funds Annual Report 101

June 30, 2001


9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                         Value Fund                             Renaissance Fund

                                               Year Ended          Year Ended            Year Ended          Year Ended
                                               06/30/2001          06/30/2000            06/30/2001          06/30/2000
                                            Shares    Amount     Shares   Amount     Shares     Amount    Shares     Amount
Receipts for shares sold
 Institutional Class                         3,297   $ 50,474    2,656   $ 33,916      2,262  $  42,013       542   $   8,314
 Administrative Class                          714     10,241    1,188     14,601        141      2,589        56         869
 Other Classes                               8,495    124,696    4,011     50,168     53,597    973,101    14,286     212,839
Shares issued in reorganization
 Institutional Class                             0          0        0          0          0          0         0           0
 Administrative Class                            0          0        0          0          0          0         0           0
 Other Classes                                   0          0      137      1,373          0          0         0           0
Issued as reinvestment of distributions
 Institutional Class                            26        360    1,294     14,905         42        714         2          25
 Administrative Class                           17        233      368      4,210          6         99        10         131
 Other Classes                                  31        426    1,823     20,851      2,195     36,494     7,934     103,507
Cost of shares redeemed
 Institutional Class                        (2,829)   (39,189)  (4,792)   (52,577)      (537)    (9,585)     (124)     (1,924)
 Administrative Class                         (272)    (3,856)    (927)   (12,122)       (40)      (739)      (25)       (372)
 Other Classes                              (4,200)   (58,894)  (6,315)   (78,181)   (15,629)  (273,936)  (26,644)   (392,194)

Net increase (decrease) resulting from
 Fund share transactions                     5,279   $ 84,491     (557)  $ (2,856)    42,037  $ 770,750    (3,963)  $ (68,805)
-----------------------------------------------------------------------------------------------------------------------------
                                                       Growth & Income Fund

                                                  Year Ended          Year Ended
                                                  06/30/2001          06/30/2000
                                              Shares     Amount    Shares    Amount
Receipts for shares sold
 Institutional Class                             422    $ 5,042       159    $ 2,235
 Administrative Class                          3,317     32,113         0          0
 Other Classes                                 2,011     20,520         0          0
Shares issued in reorganization
 Institutional Class                             174      1,545         0          0
 Administrative Class                              6         55         0          0
 Other Classes                                 3,162     27,758         0          0
Issued as reinvestment of distributions
 Institutional Class                             107      1,096       131      1,370
 Administrative Class                              0          0         0          0
 Other Classes                                    48        488         0          0
Cost of shares redeemed
 Institutional Class                            (520)    (5,412)     (378)    (5,302)
 Administrative Class                            (26)      (245)        0          0
 Other Classes                                  (425)    (4,017)        0          0

Net increase (decrease) resulting from
 Fund share transactions                       8,276    $78,943       (88)   $(1,697)
------------------------------------------------------------------------------------

                                                        Innovation Fund                          Global Innovation Fund

                                                Year Ended             Year Ended            Year Ended       Period from 12/31/1999
                                                06/30/2001             06/30/2000            06/30/2001                to 06/30/2000
                                           Shares      Amount     Shares      Amount      Shares   Amount     Shares          Amount
Receipts for shares sold
 Institutional Class                          781   $    34,213       442  $    32,792        11  $     209       21       $    391
 Administrative Class                         305        13,031        11          807         0          0        0              0

 Other Classes                             36,759     1,861,827    77,474    4,811,154    31,838    502,465    5,890        100,247
Shares issued in reorganization
 Institutional Class                            0             0         0            0         0          0        0              0
 Administrative Class                           0             0         0            0         0          0        0              0
 Other Classes                                  0             0         0            0         0          0        0              0
Issued as reinvestment of distributions
 Institutional Class                           61         3,059        10          582         0          1        0              0
 Administrative Class                           4           217         0            0         0          0        0              0
 Other Classes                              8,901       422,859     5,044      273,164        26        419        0              0
Cost of shares redeemed
 Institutional Class                         (521)      (19,077)      (73)      (5,053)      (10)      (126)       0             (8)
 Administrative Class                        (174)       (7,442)       (2)        (163)        0          0        0              0
 Other Classes                            (29,591)   (1,280,080)  (39,281)  (2,339,586)  (12,174)  (146,706)    (373)        (6,141)
Net increase (decrease) resulting from
 Fund share transactions                   16,525   $ 1,028,607    43,625  $ 2,773,697    19,691  $ 356,262    5,538       $ 94,489
-----------------------------------------------------------------------------------------------------------------------------------
                                               Healthcare
                                             Innovation Fund

                                                Year Ended
                                                06/30/2001
                                           Shares      Amount
Receipts for shares sold
 Institutional Class                            0      $  960
 Administrative Class                           0           0
 Other Classes                                149       1,365
Shares issued in reorganization
 Institutional Class                            0           0
 Administrative Class                           0           0
 Other Classes                                  0           0
Issued as reinvestment of distributions
 Institutional Class                           12         123
 Administrative Class                           0           0
 Other Classes                                  0           4
Cost of shares redeemed
 Institutional Class                            0           0
 Administrative Class                           0           0
 Other Classes                                 (6)        (56)

Net increase (decrease) resulting from
 Fund share transactions                      155      $2,396
-------------------------------------------------------------

102  PIMCO Funds Annual Report | 6.30.01

               Growth Fund                            Select Growth Fund                           Target Fund

    Year Ended             Year Ended            Year Ended          Year Ended        Year Ended             Year Ended
    06/30/2001             06/30/2000            06/30/2001          06/30/2000        06/30/2001             06/30/2000
  Shares    Amount     Shares      Amount     Shares   Amount    Shares   Amount     Shares    Amount     Shares      Amount
     688  $  16,662       490   $    17,297      122  $  2,958      109  $ 2,457        544  $  11,697        598  $    16,723
      98      2,747       358        11,200        8       202        2       47        101      2,342         99        2,172
  13,234    419,217    43,516     1,549,439    3,153    72,361      599   13,646     35,475    890,566    101,496    2,464,150

       0          0         0             0        0         0        0        0          0          0          0            0
       0          0         0             0        0         0        0        0          0          0          0            0
       0          0         0             0        0         0        0        0          0          0          0            0

      42      1,213        17           553        1        12        9      193        104      2,546         15          319
      37      1,059        70         2,231        0         1        0        3         38        932         26          555
   5,554    160,442    11,710       371,315        5       109        0        0     11,210    251,344      5,515      110,776

     (68)    (1,831)      (38)       (1,353)     (27)     (726)     (57)  (1,304)       (92)    (2,120)       (93)      (2,721)
    (328)    (9,073)     (193)       (6,359)      (1)      (36)      (1)     (14)       (23)      (586)      (222)      (5,556)
 (17,419)  (497,631)  (50,030)   (1,758,585)    (856)  (15,695)      (6)    (131)   (24,490)  (561,457)  (100,546)  (2,409,356)

   1,838  $  92,805     5,900   $   185,738    2,405  $ 59,186      655  $14,897     22,867  $ 595,264      6,888  $   177,062
------------------------------------------------------------------------------------------------------------------------------

            Opportunity Fund

    Year Ended             Year Ended
    06/30/2001             06/30/2000
  Shares    Amount     Shares      Amount
   4,144  $  76,918     1,369   $  37,684
     365      9,136       246       6,173
   7,658    163,445    22,983     700,026

       0          0         0           0
       0          0         0           0
       0          0         0           0

     696     12,806        64       1,540
     151      2,773        82       1,964
   4,090     76,983     4,619     113,143

    (989)   (17,241)      (21)       (608)
    (369)    (6,780)     (102)     (2,767)
  (9,206)  (195,713)  (24,615)   (748,101)

   6,540  $ 122,327     4,625   $ 109,054
------------------------------------------

       Select International Fund                          Mega-Cap Fund                         Capital Appreciation Fund

     Year Ended           Year Ended            Year Ended       Period from 08/31/1999       Year Ended           Year Ended
     06/30/2001           06/30/2000            06/30/2001                to 06/30/2000       06/30/2001           06/30/2000
  Shares   Amount     Shares      Amount     Shares   Amount     Shares          Amount    Shares    Amount     Shares    Amount
   1,954  $ 19,358       675    $ 12,739          0   $    0        300         $ 3,000     4,275  $  94,371    12,277   $ 316,049
     383     2,021         0           0          0        0          0               0     4,410    104,482     2,324      60,068
   5,210    27,130         0           0          0        0          0               0     6,795    140,411     3,652      94,043

       0         0         0           0          0        0          0               0         0          0         0           0
   2,937    14,753         0           0          0        0          0               0         0          0         0           0
  13,231    66,215         0           0          0        0          0               0         0          0         0           0

     589     3,946        93       1,831         39      441          0               1     4,764     98,095     3,357      79,661
       0         0         0           0          0        0          0               0     3,291     66,865     1,712      40,183
       0         0         0           0          0        0          0               0     3,105     62,115     1,538      35,616

  (1,447)  (11,946)     (777)    (14,911)         0        0          0               0    (7,185)  (161,993)  (25,969)   (672,004)
     (52)     (274)        0           0          0        0          0               0    (2,949)   (61,340)   (5,941)   (150,725)
  (4,466)  (23,503)        0           0          0        0          0               0    (3,315)   (68,060)   (4,714)   (122,166)

  18,339  $ 97,700        (9)   $   (341)        39   $  441        300         $ 3,001    13,191  $ 274,946   (11,764)  $(319,275)
----------------------------------------------------------------------------------------------------------------------------------

             Mid-Cap Fund

      Year Ended            Year Ended
      06/30/2001            06/30/2000
  Shares     Amount      Shares     Amount
  13,048   $ 352,854     23,444   $ 579,389
   4,079     107,330      2,875      78,391
   6,793     171,029      6,995     189,893

       0           0          0           0
       0           0          0           0
       0           0          0           0

   7,284     176,557        113       2,801
   2,083      50,107         11         280
   3,141      73,605         17         414

 (13,977)   (363,007)   (29,964)   (759,314)
  (2,726)    (68,057)    (2,788)    (73,751)
  (5,204)   (133,861)    (9,669)   (250,063)

  14,521   $ 366,557     (8,966)  $(231,960)
-------------------------------------------

                                        6.30.01 | PIMCO Funds Annual Report  103

June 30, 2001


9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                      Micro-Cap Fund                            Small-Cap Value Fund
                                           ---------------------------------------   -----------------------------------------
                                               Year Ended          Year Ended            Year Ended          Year Ended
                                               06/30/2001          06/30/2000            06/30/2001          06/30/2000
                                            Shares    Amount     Shares    Amount     Shares     Amount    Shares     Amount
Receipts for shares sold
 Institutional Class                         2,818   $ 64,478     2,107   $ 46,143     1,842   $  32,176     1,752   $  24,902
 Administrative Class                          907     19,963       231      4,998     1,243      21,297       768      10,894
 Other Classes                                   0          0         0          0     8,533     143,376    11,210     158,475
Shares issued in reorganization
 Institutional Class                             0          0         0          0         0           0         0           0
 Administrative Class                            0          0         0          0         0           0         0           0
 Other Classes                                   0          0         0          0         0           0         0           0
Issued as reinvestment of distributions
 Institutional Class                         1,100     23,380         0          0        37         583        59         797
 Administrative Class                           42        890         0          0        24         372        24         324
 Other Classes                                   0          0         0          0       232       3,566       307       4,109
Cost of shares redeemed
 Institutional Class                        (3,205)   (73,906)   (4,611)   (99,032)   (1,441)    (23,654)   (3,387)    (47,564)
 Administrative Class                         (345)    (7,738)      (92)    (1,992)   (1,225)    (21,064)   (1,029)    (14,401)
 Other Classes                                   0          0         0          0    (7,844)   (126,971)  (14,537)   (201,997)

Net increase (decrease) resulting from
 Fund share transactions                     1,317   $ 27,067    (2,365)  $(49,883)    1,401   $  29,681    (4,833)  $ (64,461)
------------------------------------------------------------------------------------------------------------------------------

                                                     Tax-Efficient Equity Fund
                                             -----------------------------------------
                                                 Year Ended          Year Ended
                                                 06/30/2001          06/30/2000
                                              Shares     Amount    Shares     Amount
Receipts for shares sold
 Institutional Class                               0   $      0        96    $  1,085
 Administrative Class                            498      5,504     1,799      20,566
 Other Classes                                 1,038     11,529     1,692      19,459
Shares issued in reorganization
 Institutional Class                               0          0         0           0
 Administrative Class                              0          0         0           0
 Other Classes                                     0          0         0           0
Issued as reinvestment of distributions
 Institutional Class                               0          0         0           0
 Administrative Class                              0          0         0           0
 Other Classes                                     0          0         0           0
Cost of shares redeemed
 Institutional Class                             (41)      (464)       (1)         (8)
 Administrative Class                           (615)    (6,872)     (466)     (5,427)
 Other Classes                                (1,020)   (11,220)     (873)    (10,104)

Net increase (decrease) resulting from
 Fund share transactions                        (140)  $ (1,523)    2,247    $ 25,571
-------------------------------------------------------------------------------------

104  PIMCO Funds Annual Report | 6.30.01

                                                Tax-Efficient Structured
   Structured Emerging Markets Fund               Emerging Markets Fund                     NFJ Equity Income Fund
---------------------------------------   --------------------------------------  -------------------------------------------
    Year Ended          Year Ended            Year Ended          Year Ended          Year Ended      Period from 06/08/2000
    06/30/2001          06/30/2000            06/30/2001          06/30/2000          06/30/2001               to 06/30/2000
 Shares    Amount     Shares    Amount     Shares     Amount   Shares    Amount    Shares   Amount    Shares          Amount
    159   $ 1,200        143   $  1,761     1,501   $ 17,514    1,090   $ 16,041    1,725   $18,373    2,513        $ 26,504
      0         0          0          0         0          0        0          0       46       501      480           5,045
      0         0          0          0         0          0        0          0        0         0        0               0

      0         0          0          0         0          0        0          0        0         0        0               0
      0         0          0          0         0          0        0          0        0         0        0               0
      0         0          0          0         0          0        0          0        0         0        0               0

    865     6,798        250      3,230       143      1,588       37        574      205     2,161        7              70
      0         0          0          0         0          0        0          0       16       163        1              11
      0         0          0          0         0          0        0          0        0         0        0               0

   (412)   (3,308)    (1,297)   (18,490)   (1,222)   (14,139)    (450)    (6,600)    (358)   (3,943)       0               0
      0         0          0          0         0          0        0          0     (454)   (5,359)     (11)           (121)
      0         0          0          0         0          0        0          0        0         0        0               0


    612   $ 4,690       (904)  $(13,499)      422   $  4,963      677   $ 10,015    1,180   $11,896    2,990        $ 31,509
-----------------------------------------------------------------------------------------------------------------------------

             NFJ Value Fund
-------------------------------------------
    Year Ended      Period from 06/08/2000
    06/30/2001               to 06/30/2000
 Shares   Amount    Shares          Amount
      4   $   51        84        $    942
      0        0         0               0
      0        0         0               0

      0        0         0               0
      0        0         0               0
      0        0         0               0

      5       53         0               4
      0        0         0               0
      0        0         0               0

      0        0         0               0
      0        0         0               0
      0        0         0               0


      9   $  104        84        $    946
-------------------------------------------

                                        6.30.01 | PIMCO Funds Annual Report  105

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Value Fund, Renaissance Fund, Growth & Income Fund, Growth Fund, Select Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Global Innovation Fund, Healthcare Innovation Fund, Select International Fund, Mega-Cap Fund, Capital Appreciation Fund, Mid-Cap Fund, Micro-Cap Fund, Small-Cap Value Fund, Tax-Efficient Equity Fund, Structured Emerging Markets Fund, Tax-Efficient Structured Emerging Markets Fund, NFJ Equity Income Fund, and NFJ Value Fund (hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2001

106  PIMCO Funds Annual Report | 6.30.01

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2001) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2001 which qualify for the corporate dividend-received deduction are as follows:

Value Fund                                               10.67%
Renaissance Fund                                         11.11%
Growth & Income Fund                                      3.02%
Target Fund                                               5.12%
Opportunity Fund                                          1.66%
Innovation Fund                                           0.16%
Healthcare Innovation Fund                                1.91%
Mega-Cap Fund                                             6.98%
Capital Appreciation Fund                                57.94%
Mid-Cap Fund                                             34.96%
Small-Cap Value Fund                                    100.00%
Structured Emerging Markets Fund                          4.11%
Tax-Efficient Structured Emerging Markets Fund           12.50%
NFJ Equity Income Fund                                   69.15%
NFJ Value Fund                                           55.07%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2001, were in the amounts as follows:

                                                  Per Share       Per Share
                                                  Long-Term      Short-Term
                                              Capital Gains   Capital Gains
----------------------------------------------------------------------------

Renaissance Fund                                         --         1.12938
Growth & Income Fund                                0.83029         2.79571
Growth Fund                                         2.34675              --
Target Fund                                         1.68629         2.34704
Opportunity Fund                                    0.55256         4.52382
Innovation Fund                                     4.36427         1.98779
Global Innovation Fund                                   --         0.02559
Healthcare Innovation Fund                               --         1.28084
Select International Fund                           3.72238         6.86495
Mega-Cap Fund                                       0.31252         1.12165
Capital Appreciation Fund                           3.61789         4.36444
Mid-Cap Fund                                        2.97249         5.82099
Micro-Cap Fund                                      2.60164              --
Structured Emerging Markets Fund                    2.10555              --
NFJ Equity Income Fund                                   --         0.22861
NFJ Value Fund                                           --         0.40034

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2002, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.


                                        6.30.01 | PIMCO Funds Annual Report  107

(unaudited)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2001 are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                    Select International               Structured Emerging             Tax-Efficient Structured
                                            Fund                          Markets Fund                  Emerging Markets Fund
                              ------------------------------------------------------------------------------------------------------
                               Gross Foreign        Foreign      Gross Foreign         Foreign     Gross Foreign         Foreign
Country                            Dividends            Tax          Dividends             Tax         Dividends             Tax
------------------------------------------------------------------------------------------------------------------------------------
Argentina                               --                --           0.00957               --          0.01596               --
Australia                          0.00031                --                --               --               --               --
Botswana                                --                --           0.01464          0.00151          0.01488          0.00147
Brazil                                  --                --           0.01391          0.00123          0.01687          0.00172
Canada                             0.00004            0.00001               --               --               --               --
Cayman Island                           --                 --               --               --          0.00036               --
Chile                              0.00001                 --          0.00746          0.00175          0.01432          0.00387
China                                   --                 --          0.00518               --          0.00382               --
Columbia                                --                 --          0.00235          0.00028          0.00165          0.00018
Croatia                                 --                 --               --               --          0.00167          0.00003
Czech Republic                          --                 --          0.00021          0.00003          0.00438          0.00066
Denmark                            0.00009            0.00001               --               --               --               --
Egypt                                   --                 --          0.00577               --          0.00740               --
Estonia                                 --                 --          0.00186          0.00017          0.00374          0.00048
Finland                            0.00004            0.00001               --               --               --               --
France                             0.00610            0.00025               --               --               --               --
Germany                            0.00481            0.00048               --               --               --               --
Ghana                                   --                 --          0.01023          0.00102          0.00392          0.00039
Greece                             0.00001                 --          0.00309               --          0.00070               --
Hong Kong                          0.00141                 --          0.00466               --          0.00171               --
Hungary                                 --                 --          0.00592          0.00118          0.01031          0.00206
India                              0.00001                 --          0.00048          0.00003          0.00108          0.00003
Indonesia                                                              0.00907          0.00139          0.01041          0.00156
Ireland                            0.00009            0.00001               --               --               --               --
Israel                                  --                 --          0.00550          0.00136          0.00770          0.00191
Italy                              0.00586            0.00086               --               --               --               --
Japan                              0.00088            0.00013               --               --               --               --
Kenya                                   --                 --          0.00520          0.00052          0.00437          0.00044
Malaysia                                --                 --          0.00735          0.00174          0.00766          0.00189
Mauritius Islands                       --                 --          0.00953               --          0.00929
Mexico                             0.00001                 --          0.00779          0.00060          0.01358          0.00104
Morocco                                 --                 --          0.00579          0.00058          0.00667          0.00067
Netherlands                        0.00360            0.00045               --               --               --               --
Peru                                    --                 --          0.00692               --          0.00860               --
Philippines                             --                 --          0.00204          0.00050          0.00263          0.00066
Poland                             0.00015            0.00002          0.00495          0.00075          0.00482          0.00076
Russia                             0.00132            0.00020          0.00298          0.00055          0.00526          0.00092
Singapore                          0.00097            0.00024               --               --               --               --
South Africa                            --                 --          0.02336               --          0.02759               --
South Korea                        0.00022            0.00004          0.00675          0.00111          0.00932          0.00155
Spain                              0.00005            0.00001               --               --               --               --
Sweden                             0.00001                 --               --               --               --               --
Switzerland                        0.00098            0.00015               --               --               --               --
Taiwan                             0.00023            0.00005          0.00209          0.00054          0.00439          0.00107
Thailand                                --                 --          0.00490          0.00018          0.00738          0.00020
Turkey                                  --                 --          0.00289               --          0.00573
United Kingdom                     0.00320            0.00032          0.00243          0.00019          0.00156          0.00009
Venezuela                               --                 --          0.00623          0.00025          0.00545          0.00008
Zimbabwe                                --                 --          0.00373          0.00056          0.00398          0.00060
International                           --                 --          0.00466          0.00016          0.00524          0.00043

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2001. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2002.

108 PIMCO Funds Annual Report | 6.30.01

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $275 billion as of June 30, 2001. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

Trustees and Officers                       Investment Adviser and Administrator

   Stephen J. Treadway,                     PIMCO Advisors L.P.
     President, Chief Executive Officer     888 San Clemente, Suite 100
     and Trustee                            Newport Beach, California 92660

   E. Philip Cannon, Trustee

   Donald P. Carter, Trustee

   Gary A. Childress, Trustee

   Richard L. Nelson, Trustee

   Kenneth M. Poovey, Trustee

   Lyman W. Porter, Trustee

   Alan Richards, Trustee

   W. Bryant Stooks, Trustee

   Gerald M. Thorne, Trustee

   Newton B. Schott, Jr., Secretary

   John P. Hardaway, Treasurer

                  PIMCO Funds: Access to the highest standard

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages over $275 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world's leading financial services providers

Manager                 PIMCO Advisors L.P., 888 San Clemente, Suite 100
                        Newport Beach, CA 92660

Distributor             PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                        Stamford, CT 06902-6896

Custodian               State Street Bank & Trust Company, 801 Pennsylvania,
                        Kansas City, MO 64105

Shareholder             National Financial Data Services, 330 W. 9th Street,
Servicing Agent and     4th Floor Kansas City, MO 64105
Transfer Agent

Independent             PricewaterhouseCoopers LLP, 203 N. LaSalle Street
Accountant              Chicago, IL 60601

Legal Counsel           Ropes & Gray, One International Place,
                        Boston, MA 02110

For Account             For PIMCO Funds account information contact your
Information             financial advisor, or if you receive account statements
                        directly from PIMCO Funds, you can also call
                        1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


[LOGO OF PIMCO FUNDS]


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

A Quarterly Publication from PIMCO Funds                            SUMMER 2001

                                           When the Economy
[GRAPHIC]                                  Turns the Corner
                       Will Value Stocks Continue to Shine?
                                                                         Page 2

4 Click with your   5  Bond experts provide   8 Growth pros               Inside: PIMCO Funds
  fund manager         an economic roadmap      anticipate a rebound      Annual Report A B C

                                                               [LOGO]PIMCO FUNDS

                                                            Access to
                                                            the highest standard

The economy slumped. Value stocks surged.

What's next?

Some are calling it a "recession," others merely a "slowdown." Anyway you look at it, the U.S. economy has been in a slump. And while this climate has been bad news for the stock market in general and technology in particular, not every stock fund has suffered. In fact, value funds--those that seek stocks trading at depressed prices--have actually thrived in this environment. That's because equity investors have become far more price-conscious since the market began its slide in the first quarter of 2000.

A TIME FOR VALUE
In fact, the Russell 3000 Value Index--a benchmark that is considered to represent value stocks as a whole--rose 6.91% from March 2000 through June 2001. Compare that to -17.09% for the S&P 500 and -52.75% for the NASDAQ over that same time period. That's great news if you were a value investor during that time. But what if you weren't? Do value funds still hold promise in the months ahead? A look at the past performance of value stocks indicates that they do, especially if you consider PIMCO's view about the direction of the economy.

HOW SLOW WILL WE GO?
The question of whether or not the U.S. is in the midst of an economic recession has been much debated in recent months. The text book definition of a recession is two consecutive quarters of declining real GDP. But by many accounts, that's too simplistic. In fact, the National Bureau of Economic Research (NBER)--the organization that officially tracks the peaks and troughs of the U.S. economic cycle--considers a number of other factors instead. It defines a recession as "a period of significant decline in total output, income, employment and trade, usually lasting from six months to a year, and marked by widespread contractions in many sectors of the economy."

PIMCO's economic experts believe that's what we're experiencing now. "We're seeing all of the hallmarks of a traditional recession," states Bill Gross, PIMCO's co-founder and chief bond manager, citing "sharply falling profits, distorted wealth and an easing Fed." Gross further predicts an anemic recovery, which he believes will kick in sometime in the third quarter of this year. If we are in a recession, we won't know it officially for some time. It's usually several months after a recession starts or stops that the NBER announces its conclusions.

A BRIGHT SPOT
If a recession is in fact taking place, value funds could provide investors with a stronghold. While past

How Long Do Recessions Last?

Recent Recessions                                                  Duration
--------------------------------------------------------------------------------
July 1990-March 1991                                               8 months
July 1981-November 1982                                           16 months
January 1980-July 1980                                             6 months
Average Recession: 1945 to present                                11 months

Source: National Bureau of Economic Research.

Past performance is no guarantee of future results. The indexes mentioned in this article are unmanaged indexes and it is not possible to invest directly in them. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. Returns of indexes and those shown in the chart are not indicative of the past or future performance of any PIMCO Fund. All data is as of 6/30/01. Returns quoted are for Class A shares, which have a maximum initial sales charge of 5.5%.

2 access | Summer 2001
performance is never a guarantee of future results, value stocks have typically fared well in a post-recession environment. There have been three U.S. recessions in the past twenty-five years. In each case, value stocks significantly outperformed the overall stock market (as represented by the S&P 500 Index) in the twelve months following the end of the recession.

     "Most value stocks are cyclical," explains John Schneider, a 14-year value veteran and manager of PIMCO Renaissance and Value Funds. "When the economy starts to expand coming out of a recession, these companies are among the first to benefit from increased demand and rising prices." That can lead to wider profit margins and dramatic earnings growth for cyclical companies.

SINK OR SWIM
Of course, not all value stocks will benefit. "A rising tide won't lift a sinking boat," Schneider remarks.

That's why selectivity is key. To boost his odds for a positive return, Schneider only invests in value stocks with catalysts for change. "We look for one or more factors that could propel a stock's price upward." Catalysts can be anything from management changes to the failure of a competitor to regulatory changes within an industry. It's a strategy that has served the manager well--both of his funds returned more than 38% for the one-year period ended 6/30/01.

REALITY CHECK
Keep in mind that no one can foretell with any certainty what the economy or value stocks hold in store. And many experts are predicting a challenging equity market ahead.

     The key to navigating this new investment era may be diversification. With that in mind, a value fund could be a smart investment regardless of the economy--especially if your equity portfolio is growth or tech-heavy. That's because value and growth stocks tend to outperform at different times. So owning both can help diversify your holdings. To decide if a value fund may be right for you, talk to your financial advisor. He or she can help you evaluate a potential investment in the context of your personal financial plan.


[PHOTO]

Value Pro John Schneider

Value Has Outperformed Following Past Recessions
Value stocks outperformed the S&P 500 by a substantial margin in the 12 month period following the end of each of the last three U.S. recessions. Source:
Weisenberger.

                                    [CHART]

Value Stocks        12.09%            32.45%            16.40%
S&P 500 Index        7.59%            20.12%             7.60%
                -------------------------------------------------
                  4/91-3/92        12/82-11/83        8/80-7/81

 .    John Schneider
     up close

To learn more about John Schneider, download Bringing Value to Light, an in-depth manager profile. Just follow these steps from our Home page, www.pimcofunds.com:

     1.   Click on "Fund Information"
     2.   Select "Renaissance Fund"
     3.   Click on the "Literature" tab
     4.   Under Manager Profiles, select
          "John Schneider Profile."

Past performance is no guarantee of future results. For the 1-, 5- & 10 year periods, Renaissance A was 38.39%, 22.34% and 19.13% at NAV and 30.77%, 20.97% and 18.46% at MOP, respectively. For the 1-, 5-year and since inception periods, Value A was 42.61%, 17.27% and 16.31% at NAV and 34.77%, 15.95% and 15.62% at
MOP, respectively. Excluding the 1-year returns, these returns represent the blended performance of Value Fund's retail shares (Class A, B or C) and the prior performance of the Fund's Institutional shares, adjusted to reflect retail share current sales charges and different operating expenses. Retail shares were first offered in 1/97, after the Fund's 12/91 inception. Class A shares for Renaissance Fund commenced operation in 2/91, after its 4/88 inception. Total return for the 10-year period (period beginning before the inception of Class A shares) reflects the total return for Renaissance Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with Class A shares. Had this return been adjusted to reflect the different sales charges but without regard to lower operating expenses of Class A shares, it would have been lower: 18.46%.

                                                          Summer 2001 | access 3
online update

Keep Up With Our Managers at www.pimcofunds.com

[PHOTO]

[PHOTO]

MANAGERS IN THE MEDIA
PIMCO Funds portfolio managers--like Bill Gross and Dennis McKechnie, pictured above--are frequently sought after by the national and international media to help sort out what's happening in the financial markets. Our managers are regular guests on television networks like CNBC, CNNfn, Bloomberg and public television. You'll find listings of upcoming guest spots on our Web site, and now you can view TV appearances online too!

     Look for the latest video clips on the PIMCO Funds Home page. Or check for recent appearances listed under specific funds by following these directions:

     . Click on "Fund Information" on our Home page (www.pimcofunds.com)

     . Select the appropriate PIMCO Fund

     . Click on the "Media Highlights" tab.

     PIMCO Funds Online offers plenty of other ways to find out what our managers have to say:

DAILY MANAGER COMMENTARY
End-of-day reports from PIMCO's fund managers covering everything from economic outlooks, to investment strategies to breaking news analysis.

MONTHLY NEWSLETTERS
Whether it's the technology sector, the bond market or the Fed, PIMCO's fund managers analyze what's moving the financial markets through a range of newsletters, including:

Innovation Newsletter
Dennis McKechnie, portfolio manager of PIMCO Innovation, Global Innovation and Healthcare Innovation Funds, provides commentary about what's going on in the technology sector.

Investment Outlook
Bill Gross, PIMCO's renowned bond chief and manager of PIMCO Total Return Fund, offers his insights on the bond market and the economy.

Fed Focus
PIMCO Short-Term Fund portfolio manager and veteran Fed-watcher, Paul McCulley dissects the Fed and gives the big economic picture.

Articles contain the current opinions of the managers and do not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice.

Go Paperless with eDelivery

PIMCO Funds Online is proud to introduce its new eDelivery service. eDelivery allows you to access annual and semi-annual reports, prospectuses, proxy statements and more through the Internet, eliminating the paper mailings you've received from us in the past.

HERE'S HOW IT WORKS
When you sign up for eDelivery, you'll receive all of your shareholder communications online. As materials become available, we'll send you an e-mail notification containing the Internet address where you can view, save and print the material.

BENEFITS TO SHAREHOLDERS
There are several compelling reasons to sign up for eDelivery. For example, the service is a faster and more convenient way to receive your shareholder communications. It's also environmentally sound. And not to be overlooked, it helps eliminate mailbox clutter!

SIGNING UP
Just complete the short eDelivery enrollment form by going to www.pimcofunds.com/edelivery.

Please note that each account holder in your household must enroll separately to eliminate all paper mailings to your home.

4 access | Summer 2001

PIMCO's Economic Think-Tank:
The 2001 Secular Forum

When the PIMCO bond team assembles with leading experts from various fields for the annual PIMCO Secular Forum, their goal is clear: develop a long-term outlook for the global economy to use as a blueprint for structuring bond portfolios.

The Road Ahead
Looking ahead, the Forum identified the following key trends for growth and inflation.

GLOBAL GROWTH TO SLOW
PIMCO expects growth in the U.S. to slow to about 2% annually over the next few years, compared to the better than 4% pace since 1997. Productivity gains in the U.S. appear to have peaked and will revert closer to historical averages, producing a chain reaction of lower corporate profits, reduced investment, pressure on equity valuations and weaker growth. Overextended consumers will respond by saving more, creating an added drag on the economy.

     Growth in Europe, which has been below U.S. levels, should at least match the U.S. over the next three years. Europe is not weighed down with U.S.-style investment and consumption bubbles, and its growth will be supported by robust IT spending. Japan will contribute little to global growth over the next several years due to its weak banks, low consumer confidence and mounting public debt.

GLOBAL INFLATION AT 1-3 PERCENT
Weaker growth in the U.S. and worldwide should prolong the secular disinflationary trend, leaving inflation in the 1-3% range. The euro should strengthen against the dollar, helping keep Europe's inflation below the U.S., as more European capital stays home amid slower growth in the U.S. Temporary productivity gains from increased IT spending will also restrain European inflation.

The Weakest Link
As Bill Gross, borrowing from the popular TV show, puts it, there are a number of "weak links" plaguing the global economy. The candidates for the weakest are as follows.

SLOWING U.S. PRODUCTIVITY GROWTH
In the U.S., misguided faith in endless productivity advances and rapid earnings growth helped create the stock market, investment and consumption bubbles of the last several years. The chart below, however, tells the true story. It shows the disparity between "labor" and "total factor" productivity (TFP).

Labor productivity has increased significantly since the mid-1990s, and corporate profits along with it, as greater IT spending resulted in capital deepening; that is, more capital employed per worker. But that's not the whole picture. TFP, which measures the efficiency with which both labor and machines are used, hardly budged over the same period. This means that productivity and profits were up because we bought more, but not necessarily more productive, machines.

     Growth in labor productivity, already showing signs of a slowdown, will likely cool over the next few years as heightened risk aversion among lenders, venture capitalists and IPO investors makes further capital deepening far more costly. The heavy burden of corporate

                                                          Continued on next page

The Productivity Miracle Exposed
There is a pronounced disparity between Percentage change from year ago, smoothed. "labor" and "total factor" productivity. This chart shows the percentage change from a year ago, smoothed.


                                    [CHART]

The line graph inserted at the bottom of page 5 in the section "SLOWING U.S. PRODUCTIVITY GROWTH" is entitled "The Productivity Miracle Exposed" and illustrates the disparity between "labor" and "total factor productivity." The graph shows one line representing the labor productivity (%) over the period from beg-1987 through mid-2001.

Source: Morgan Stanley Dean Witter.

                                                          Summer 2001 | access 5

Continued from page 5

debt amassed to finance the last investment boom will limit the exuberance of any recovery in investment spending.

EXPORT/IMPORT IMBALANCES
There is a huge pool of potential consumers in developing nations such as China, India and Mexico. But these countries' internal policies are geared toward export growth, not stimulating domestic demand. In addition, these nations don't have the kind of financing options that spur consumption in developed nations. The result of weak ties between emerging economies and the developed world's savers is a drag on global growth.

FAULTY FINANCIAL TRANSMISSION
Fed control over domestic financial conditions and interest rates has weakened. Many agencies, like FNMA, as well as finance companies and institutional pension funds now have influence over the economy. This makes it more difficult for the Fed to manage risk and increases the chance of a fiasco such as 1998's Long Term Capital Management. The result will be more nervous investors, hence more volatile interest rates and credit spreads.

 .    The PIMCO bond team at your fingertips

For analysis of economic trends and their effect on the bond markets, visit the PIMCO Funds Bond Center at www.pimcofunds.com.

THE CULT OF THE BUDGET SURPLUS
Fiscal tightening in the U.S. and Europe has contributed to the global slowdown by removing the influence of government spending and making room for more private sector debt. This debt financed the collapsed investment boom. Fortunately, expected tax cuts in the U.S. and Europe, combined with lower tax receipts amid slower growth, will loosen these fiscal restraints over the next several years.

JAPAN AND EMERGING MARKETS
Japan's anemic economy needs more aggressive monetary stimulus as well as structural reform, especially in its banking sector. While emerging economies have strengthened in the last few years, potential disasters await in Turkey and Argentina. Slowing growth in developed economies will make it harder to limit damage from these trouble spots.

     And which of these is the WEAKEST LINK? PIMCO's candidate is U.S. productivity--the greatest influence on the global economy's rise in the late '90s, and the greatest threat going forward.


Secular Forum Investment Conclusions



Here are a few investment conclusions from this year's Forum and some of the PIMCO bond funds that could perform well based on each projection. Speak to your financial advisor to determine which of these funds might be right for your portfolio.



Conclusion                                                                  Funds to Consider
---------------------------------------------------------------------------------------------------------------
Bias Toward Quality                                                         PIMCO Total Return Mortgage Fund
For now, PIMCO remains committed to higher quality                          PIMCO GNMA Fund
Fund investments. Mortgages in particular will play a key                   PIMCO High Yield Fund
strategic role with their attractive relative yields and                    PIMCO Emerging Markets Bond Fund
minimal credit risk. Weak growth will translate into low
corporate profits in the U.S and Europe, but opportunities
for high yield and corporate bonds should pick up in 2002
and beyond.

---------------------------------------------------------------------------------------------------------------
Range-Bound Interest Rates                                                  PIMCO Total Return Fund
Interest rates should be range-bound but volatile,                          PIMCO GNMA Fund
especially in the U.S. Ten-year Treasuries, now at 5%,
should move between 4% and 6% from now until 2005. Rates in
Europe could average 50 to 100 basis points less than the
U.S. due to lower Eurozone inflation, a stronger currency
and the ECB's focus on stemming inflation rather than
expediting growth.

---------------------------------------------------------------------------------------------------------------
Modest Stock and Bond Returns                                               PIMCO Total Return Fund
Slow growth and still-lofty valuations will hinder equity
performance while relatively low interest rates will limit
bonds. Investors should adjust to a period of diminished
expectations relative to the late 1990s.

---------------------------------------------------------------------------------------------------------------
Steepening Yield Curve                                                      PIMCO Total Return Fund
PIMCO forecasts greater yield volatility, which means a                     PIMCO Short-Term Fund
steepening bias to the yield curve.                                         PIMCO Low Duration Fund

---------------------------------------------------------------------------------------------------------------
Watchful on Emerging Markets                                                PIMCO Emerging Markets Bond Fund
Emerging markets bonds should become increasingly
attractive. Going forward, PIMCO intends to purchase them
opportunistically.

6 access | Summer 2001
quick takes

What's happening at PIMCO? Read on for the latest news from PIMCO Funds, including media highlights, fund updates, company announcements and more.

TOTAL RETURN--THE NATION'S BEST-SELLING FUND
PIMCO Total Return, the nation's largest bond fund, is also its bestselling fund overall so far in 2001 (Strategic Insight 06/01). This achievement, "ending an 11-year streak in which a stock portfolio had led the pack of best-selling funds," was the focus of numerous articles in the financial press during the second quarter, including a June 4th feature in The Wall Street Journal titled "Boring but Beautiful: Bond Funds Are on a Roll."


[PHOTO]

POST-BUBBLE DISORDER
That's how PIMCO Managing Director Paul McCulley describes the economic environment in 2001. A number of publications carried his commentary during the second quarter, including a Financial Times article from May 24, titled "Post Bubble Disorders." He also appeared in BusinessWeek and on CNBC and CNN.

[PHOTO]

BOND GURU
This label is not a new one for PIMCO Total Return Fund manager, Bill Gross. An April 30th article in U.S News & World Report, "Bond guru: It's ugly out there, so stick with quality," turned to Mr. Gross for his thoughts on the economy, the Fed, interest rates, and where to invest within the fixed-income marketplace.

WHERE TO TURN IN TECH
PIMCO Innovation Fund manager Dennis McKechnie continues to be a sought-after resource for investing in the technology sector. In a May 28th article in Time magazine, "They're Buying Tech--Should You?," Mr. McKechnie discussed his thoughts on what to invest in and avoid within this volatile sector. He also was the focus of a Bloomberg Money Manager Q&A that highlighted his technology background--"[he] is as handy with networking equipment as he is with price-to-earnings ratios."

WSJ AND BARRON'S CHANGE FUND LISTING CRITERIA If you're perusing the mutual fund tables in the Wall Street Journal, New York Times or Barron's and no longer find a PIMCO Fund listed--don't worry! The publications recently decided to reduce the number of mutual fund prices they publish. Now, only funds with $50 million or more in assets are listed. With over 12,000 active mutual funds in the U.S. marketplace, it's easy to understand why they can't print them all! Remember, daily pricing for all PIMCO Funds is always available through our Web site, www.pimcofunds.com. Or, you can contact your financial advisor.

 .    Keep current at www.pimocofunds.com

To get the latest updates from PIMCO, be sure to check out the News column on our Home page. There, we'll post breaking PIMCO news, including any important announcements related to your investment.

Articles contain the current opinions of the managers and do not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice.

                                                          Summer 2001 | access 7

Driving Growth

Ken Corba is the Chief Investment Officer of PIMCO Equity Advisors and portfolio manager of PIMCO Growth, Select Growth and Growth & Income Funds. Jeff Parker is the portfolio manager of PIMCO Target Fund. Dennis McKechnie is the portfolio manager of PIMCO Innovation, Global Innovation and Healthcare Innovation Funds. We recently spoke with them about their outlook for growth stocks and the financial markets.


[PHOTO]

Ken
Corba


[PHOTO]

Jeff
Parker


[PHOTO]

Dennis
McKechnie

Q What are your thoughts on the current state of the stock market and growth investing?

Ken: The stock market has been in a malaise for much of the second quarter, with no discernible or sustainable trends. Despite the uncertainty and volatility, we are optimistic about the economy and stock market for several reasons. For example, we think the recent behavior of retail stocks is an indicator of a positive macroeconomic outlook. During the first half of 2000, retail stocks declined in advance of the economic slowdown. Yet during the first half of 2001 they performed well. We think investors have clearly priced in a short and shallow downturn for the American economy followed by a reasonable recovery.

Jeff: Yes, this has been a difficult stock market. Many investors had anticipated a brief economic downturn, followed by a strong and quick rebound fueled by aggressive Fed rate cuts. Investors believed that the hardest hit stocks--most of which had already experienced deteriorating fundamentals--would see the strongest and quickest recovery. However, in the last several weeks, investors have come to realize that the economy may not rebound as quickly as anticipated. Many companies are announcing their second and third rounds of downward earnings estimate revisions, and it's becoming clear that the economic recovery will not be v-shaped. As a result, we're continuing to focus on companies with strong fundamentals.

Dennis: The growth market's recent movement has been fairly logical, given the fact that the economy is currently sandwiched in between its recent past--economic weakness that led to aggressive rate cuts--and its not-too-distant future--the impact of those rate cuts. Looking ahead, we believe that the impact of those rate cuts will be both positive and significant.

Q In particular, what are your thoughts on technology?

Dennis: In surveying the entire technology landscape, we believe that roughly 15% of tech companies have "turned the corner" toward improving business conditions, but that 85% still have some softening ahead. That said, in our view the 15% number is likely to go up as the year goes on, signaling that the worst is behind us. By year end, more than

8 access | Summer 2001

Three top PIMCO growth fund managers find reason to stay the course.

half of the tech companies should have turned the corner. We are doing our best to populate our portfolios with companies that have either turned the corner, or are likely to do so in the near future. Keep in mind that as the economy has decelerated over the past 18 months, so have tech sales. Compounding this effect is the fact that tech companies have experienced difficult operating leverage. And investors have compressed the P/E's that they are willing to pay for the resulting earnings. As difficult as that has made the market for tech investing, when the economy starts to pick up, all three of these effects are likely to reverse--and with significant force, like the uncoiling of a loaded spring.
This cyclicality has always existed for tech, but the resulting volatility and risk tend to be compensated for with strong long-term performance.

Ken: Technology continues to be the single largest sector in the S&P 500 Index, and should therefore be a part of virtually every growth investor's portfolio. But having said that, it's important for investors to focus on quality and valuations. In our portfolios, we continue to focus on "blue chip" tech names that we have confidence will be around ten, twenty years from now.

Jeff: From a long-term standpoint, technology will definitely be a big part of the growth opportunities available to investors in the coming years, as its growth should outpace the overall economy. However, stock selection will be key, as we anticipate significant changes and the emergence of new leaders in the tech sector.

Q Where do you see the greatest opportunities in growth investing in terms of market capitalization?

Ken: Historically, small to mid-cap growth companies have performed better coming out of an economic slowdown, and we have no reason to believe it will be any different this time around.

Jeff: I agree that there are currently some great growth opportunities in smaller-capitalization stocks--especially in the mid-cap space. That's because mid-cap companies tend to have proven track records, more seasoned management teams and better-developed business models--along with greater liquidity than small-cap stocks, which makes them less volatile. Because of these characteristics, we think that after the past eighteen months of volatility, investors will show a preference for mid-cap stocks.

 .    Stay in the know with PIMCO funds online
For ongoing commentary from PIMCO's growth fund managers, be sure to visit www.pimcofunds.com, and check the Manager Commentary tab of your fund's profile in the Fund Information section.


Q What kind of advice would you give investors in such a difficult market environment?

Ken: The last couple of years have been painful for investors. However, we've all learned a valuable lesson about the importance of diversification. Don't try to outguess the market. Just be well-diversified and you should be able to ride out any volatility.

Jeff: We believe investors should continue to focus on quality, and gravitate towards companies that exhibit consistent earnings growth. Over a full market cycle, we think patient investors with an eye on quality will be rewarded with returns that should exceed the overall market.

Dennis: As I said, growth investing in general and tech investing in particular is fraught with significant volatility. However, it has provided investors with exceptional long-term performance, and should continue to do so once we get through this rough patch. Stay invested, as "market timers" risk being there for the rough ride but may miss the rebound.


Past performance is no guarantee of future results. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. See each fund profile for more information on the Funds that each manages, including more complete disclosures.

                                                          Summer 2001 | access 9

                                     [PHOTO]

Bill Gross and the PIMCO bond team.

Morningstar's only two-time Manager of the Year.

Morningstar named Bill Gross and the PIMCO bond team Fixed Income Fund Manager of the Year for 2000--the second time PIMCO has won the honor. In fact, Gross and his colleagues are the only manager in any category to earn the award twice.


You can access this expertise through PIMCO's acclaimed bond funds, including PIMCO Total Return Fund--America's largest bond fund. Contact your financial advisor for details.

PIMCO Funds Distributors                                        [LOGO] PIMCO
A company of the Allianz Group

Past performance is no guarantee of future results. Morningstar Manager of the Year designation was awarded in January 2001. Award winners are chosen based upon Morningstar's own research and in-depth evaluation by its senior editorial staff. PIMCO Total Return Fund claim of "America's largest bond fund" based on total net assets by Simfund.

JUNE 30, 2001

                                 Annual Report
                              stock

Multi-Manager
Series

Share Classes
A B C

BLEND FUNDS

Capital Appreciation Fund
Growth & Income Fund
Mid-Cap Fund

SECTOR-RELATED FUNDS

Global Innovation Fund
Healthcare Innovation Fund
Innovation Fund

GROWTH FUNDS

Growth Fund
Opportunity Fund
Select Growth Fund
Target Fund

VALUE FUNDS

Renaissance Fund
Small-Cap Value Fund
Value Fund

INTERNATIONAL FUNDS

Select International Fund

ENHANCED INDEX FUNDS

Tax-Efficient Equity Fund

                                                               [LOGO]PIMCO FUNDS

Table of Contents

President's Letter ........................................................3

Fund Summaries .........................................................4-33

Schedules of Investments ..............................................35-57

                                                                  Schedule of
Fund                                       Fund Summary           Investments

Capital Appreciation Fund ......................4  ........................35
Global Innovation Fund .........................6  ........................37
Growth & Income Fund ...........................8  ........................38
Growth Fund ....................................10 ........................39
Healthcare Innovation Fund .....................12 ........................40
Innovation Fund ................................14 ........................41
Mid-Cap Fund ...................................16 ........................42
Opportunity Fund ...............................18 ........................43
Renaissance Fund ...............................20 ........................45
Select Growth Fund .............................22 ........................46
Select International Fund ......................24 ........................47
Small-Cap Value Fund ...........................26 ........................50
Target Fund ....................................28 ........................52
Tax-Efficient Equity Fund ......................30 ........................54
Value Fund .....................................32 ........................57

Financial Highlights ...................................................58-65

Statements of Assets and Liabilities ...................................66-67

Statements of Operations ...............................................68-69

Statements of Changes in Net Assets ....................................70-73

Notes to Financial Statements ..........................................74-80

[PHOTO]

Dear Fellow Shareholder:

The past year has been a challenging time for equity investors. Since June 2000, the tech-heavy NASDAQ has been virtually sliced in half. And the broader market, as represented by the S&P 500, has lost more than 14%.

With growth stocks comprising the majority of these indexes, it's not surprising that the performance of PIMCO's growth-oriented stock funds has reflected this volatility. I'd like to reassure you, however, that the long-term prospects for these funds remain bright. Few experts doubt that given time, growth stocks will eventually regain their lost ground. And PIMCO continues to believe that growth sectors like technology and healthcare--while prone to substantial volatility--harbor some of the market's most promising long-term opportunities.

Of course, even a market as difficult as this one has its strong points. As the bear market punished many stock prices too harshly, new doors opened for value investors. I am especially pleased to report that our value funds--PIMCO Renaissance, PIMCO Small-Cap Value and PIMCO Value--each returned more than 35% for the one-year period ended June 30, 2001.

The disparate performance of growth and value stocks over the past year only reinforces the case for a diversified portfolio. Bear markets are inevitable. And the ensuing recoveries are impossible to time. Without doubt, the best way to minimize volatility while ensuring you participate in the upswing is by implementing an asset allocation strategy--and by having the discipline to stick to your financial plan.

As always, I encourage you to read the fund information and commentaries on the following pages carefully. If you have any questions, contact your financial advisor or call us at 1-800-426-0107. And be sure to visit our Web site at www.pimcofunds.com.

Thank you once again for the trust you've placed in us.

Sincerely

/S/ Stephen Treadway

Stephen Treadway
President

For detailed information on the above-mentioned funds, including performance, see pages 20, 26 and 32 of this report.

                                                     PIMCO Funds Annual Report 3

A BLEND FUND

PIMCO Capital Appreciation Fund

OBJECTIVE:
Growth of capital.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES IN THE PORTFOLIO:
98 (not including short-term instruments)

FUND INCEPTION DATE:
3/8/91

TOTAL NET ASSETS:
$745.5 million

PORTFOLIO MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus


[PHOTO]
David Breed
Co-Manager

Mr. Breed is Manager Director, Chief Investment Officer and CEO of PIMCO's Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.


[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

Fund substantially outperformed its benchmark and peers

PIMCO Capital Appreciation Fund's "growth-at-a-reasonable-price" approach proved effective in moderating the volatility that dominated the market this past year. We are pleased to report that the Fund outperformed both its benchmark and its peers for the one-year period ended June 30, 2001. Although the Fund's Class A shares posted a loss of 9.15%, its returns compared favorably to the 14.83% and 15.62% declines of the S&P 500 Index and Lipper Large-Cap Core Fund Average.

Financial services and consumer discretionary holdings aided performance

One of the key contributors to the Fund's success was the consistent positive performance of its financial services holdings. Spurred on by continuous Fed rate cuts as well as a steady housing boom, mortgage and insurance companies performed exceptionally well. In the first half of the year, mortgage companies such as Fannie Mae--a government-sponsored company that buys back mortgages from banks and then resells them in pools to investors--boasted high returns. Later in the period, insurance companies became the sector leaders. The Fund's investments in the consumer discretionary sector also yielded positive returns. And, multi-faceted companies such as AOL Time Warner contributed positively to the portfolio.

"We believe the portfolio is well-positioned for when investors once again reward companies with solid fundamentals."

                                                         David Breed

Results in other sectors reflected market volatility

The energy sector performed with mixed results this past year. In the first three quarters of the period, investments in the energy sector contributed heavily to the Fund's performance, buoyed by rising oil prices and the supply/demand imbalance in the natural gas market. However, as energy prices started to drop in the second quarter of 2001, the energy sector disappointed. Other sectors such as technology and healthcare struggled throughout the year. Investors punished these stocks for their high valuations. An onslaught of earnings disappointments, mostly from tech companies, only worsened matters in the past quarter. Fortunately, we were able to minimize losses in these areas relative to our benchmark through selective selling.

Fund will continue to invest in companies with robust earnings prospects

Going forward, the Fund will continue to follow its fundamental strategy of investing in companies with rising earnings. We believe the stock market will recover, but do not expect a turnaround to be imminent. Although cautiously optimistic about the market, we are extremely confident that the Fund's philosophy of owning reasonably-priced companies with strong fundamentals will be rewarded in the long run.

4 PIMCO Funds Annual Report | 6.30.01

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                      1 year    3 year     5 year       10 year    Inception
                                                                                                                   (3/8/91)
PIMCO Capital Appreciation Fund A Shares                              -9.15%    7.09%       16.34%       17.03%    16.31%
PIMCO Capital Appreciation Fund A Shares (adjusted)                  -14.15%    5.09%       15.03%       16.37%    15.67%
PIMCO Capital Appreciation Fund B Shares                              -9.83%    6.30%       15.49%       16.43%    15.72%
PIMCO Capital Appreciation Fund B Shares (adjusted)                  -13.04%    5.72%       15.28%       16.43%    15.72%
PIMCO Capital Appreciation Fund C Shares (adjusted)                  -10.50%    6.29%       15.48%       16.17%    15.45%
S&P 500 Index                                                        -14.83%    3.89%       14.48%       15.10%       --
Lipper Large-Cap Core Fund Average                                   -15.62%    2.86%       11.95%       12.99%       --

TOP 10 HOLDINGS % of Total Investments

General Electric Co.                                             4.3%
Citigroup, Inc.                                                  2.1%
Pfizer, Inc.                                                     2.1%
AOL Time Warner, Inc.                                            1.9%
Tenet Healthcare Corp.                                           1.9%
International Business Machines Corp.                            1.7%
USA Education, Inc.                                              1.6%
Exxon Mobil Corp.                                                1.5%
United Technologies Corp.                                        1.4%
St. Paul Companies, Inc.                                         1.4%
Top Ten Total                                                   19.9%

TOP 5 RELATED INDUSTRIES

Financial & Business Services                                   20.1%
Health Care                                                     15.8%
Consumer Discretionary                                          13.0%
Energy                                                           9.9%
Consumer Staples                                                 8.4%

PORTFOLIO COMPOSITION

Common Stock                                                    91.9%
Cash Equivalents                                                 8.1%

CHANGE IN VALUE For periods ended 6/30/01


                                    [CHART]

                        PIMCO                      PIMCO                      PIMCO
                Capital Appreciation A     Capital Appreciation B     Capital Appreciation C       S&P 500 Index
                ======================     ======================     ======================       =============
  03/31/1991            9,450                     10,000                     10,000                    10,000
  04/30/1991            9,172                      9,699                      9,699                    10,024
  05/31/1991            9,622                     10,169                     10,169                    10,457
  06/30/1991            9,101                      9,612                      9,612                     9,978
  07/31/1991            9,749                     10,290                     10,290                    10,443
  08/31/1991           10,051                     10,603                     10,603                    10,691
  09/30/1991            9,909                     10,447                     10,447                    10,512
  10/31/1991           10,245                     10,794                     10,794                    10,653
  11/30/1991            9,944                     10,471                     10,471                    10,224
  12/31/1991           11,323                     11,915                     11,915                    11,393
  01/31/1992           11,211                     11,790                     11,790                    11,181
  02/29/1992           11,328                     11,907                     11,907                    11,327
  03/31/1992           10,952                     11,504                     11,504                    11,106
  04/30/1992           10,925                     11,468                     11,468                    11,432
  05/31/1992           10,968                     11,506                     11,506                    11,488
  06/30/1992           10,619                     11,133                     11,133                    11,317
  07/31/1992           10,925                     11,446                     11,446                    11,780
  08/31/1992           10,650                     11,151                     11,151                    11,539
  09/30/1992           10,927                     11,434                     11,434                    11,674
  10/31/1992           11,304                     11,822                     11,822                    11,714
  11/30/1992           11,962                     12,503                     12,503                    12,113
  12/31/1992           12,124                     12,664                     12,664                    12,262
  01/31/1993           12,532                     13,082                     13,082                    12,364
  02/28/1993           12,378                     12,913                     12,913                    12,533
  03/31/1993           12,946                     13,498                     13,498                    12,797
  04/30/1993           12,624                     13,155                     13,155                    12,488
  05/31/1993           13,193                     13,739                     13,739                    12,822
  06/30/1993           13,400                     13,945                     13,945                    12,860
  07/31/1993           13,206                     13,735                     13,735                    12,808
  08/31/1993           13,684                     14,224                     14,224                    13,294
  09/30/1993           14,082                     14,629                     14,629                    13,192
  10/31/1993           14,113                     14,651                     14,651                    13,465
  11/30/1993           13,826                     14,344                     14,344                    13,337
  12/31/1993           14,215                     14,738                     14,738                    13,498
  01/31/1994           14,711                     15,243                     15,243                    13,957
  02/28/1994           14,507                     15,023                     15,023                    13,578
  03/31/1994           13,778                     14,259                     14,259                    12,986
  04/30/1994           13,826                     14,300                     14,300                    13,152
  05/31/1994           13,811                     14,275                     14,275                    13,368
  06/30/1994           13,418                     13,860                     13,860                    13,041
  07/31/1994           13,741                     14,185                     14,185                    13,469
  08/31/1994           14,147                     14,595                     14,595                    14,021
  09/30/1994           13,764                     14,190                     14,190                    13,678
  10/31/1994           14,075                     14,503                     14,503                    13,986
  11/30/1994           13,427                     13,826                     13,826                    13,476
  12/31/1994           13,555                     13,949                     13,949                    13,676
  01/31/1995           13,543                     13,926                     13,926                    14,031
  02/28/1995           14,215                     14,610                     14,610                    14,578
  03/31/1995           14,834                     15,237                     15,237                    15,008
  04/30/1995           15,339                     15,747                     15,747                    15,450
  05/31/1995           15,896                     16,308                     16,308                    16,067
  06/30/1995           16,579                     16,999                     16,999                    16,440
  07/31/1995           17,494                     17,926                     17,926                    16,986
  08/31/1995           17,658                     18,083                     18,083                    17,028
  09/30/1995           18,353                     18,783                     18,783                    17,747
  10/31/1995           18,003                     18,414                     18,414                    17,683
  11/30/1995           18,550                     18,962                     18,962                    18,460
  12/31/1995           18,518                     18,917                     18,917                    18,815
  01/31/1996           19,135                     19,535                     19,535                    19,456
  02/29/1996           19,854                     20,257                     20,257                    19,636
  03/31/1996           19,885                     20,276                     20,276                    19,825
  04/30/1996           20,128                     20,512                     20,512                    20,117
  05/31/1996           20,632                     21,012                     21,012                    20,636
  06/30/1996           20,587                     20,953                     20,953                    20,715
  07/31/1996           19,545                     19,879                     19,879                    19,800
  08/31/1996           20,379                     20,716                     20,716                    20,217
  09/30/1996           21,623                     21,967                     21,967                    21,355
  10/31/1996           22,161                     22,499                     22,499                    21,944
  11/30/1996           23,767                     24,116                     24,116                    23,603
  12/31/1996           23,387                     23,715                     23,715                    23,135
  01/31/1997           24,752                     25,086                     25,086                    24,581
  02/28/1997           24,484                     24,815                     24,802                    24,773
  03/31/1997           23,592                     23,884                     23,884                    23,756
  04/30/1997           24,331                     24,621                     24,621                    25,174
  05/31/1997           25,874                     26,172                     26,172                    26,706
  06/30/1997           26,983                     27,270                     27,270                    27,903
  07/31/1997           29,891                     30,178                     30,178                    30,123
  08/31/1997           28,756                     29,015                     29,015                    28,436
  09/30/1997           30,490                     30,760                     30,760                    29,993
  10/31/1997           29,930                     30,165                     30,165                    28,991
  11/30/1997           30,682                     30,902                     30,902                    30,333
  12/31/1997           31,275                     31,489                     31,482                    30,854
  01/31/1998           30,780                     30,960                     30,968                    31,195
  02/28/1998           33,033                     33,214                     33,205                    33,445
  03/31/1998           34,860                     35,023                     35,027                    35,158
  04/30/1998           34,873                     35,037                     35,013                    35,511
  05/31/1998           34,269                     34,430                     34,401                    34,901
  06/30/1998           35,725                     35,893                     35,833                    36,319
  07/31/1998           34,696                     34,859                     34,776                    35,932
  08/31/1998           29,023                     29,160                     29,076                    30,737
  09/30/1998           30,643                     30,787                     30,675                    32,706
  10/31/1998           32,043                     32,194                     32,049                    35,366
  11/30/1998           34,104                     34,264                     34,107                    37,510
  12/31/1998           36,648                     36,820                     36,617                    39,671
  01/31/1999           37,828                     38,006                     37,778                    41,330
  02/28/1999           36,307                     36,478                     36,244                    40,045
  03/31/1999           37,179                     37,353                     37,078                    41,648
  04/30/1999           38,450                     38,631                     38,327                    43,261
  05/31/1999           37,120                     37,294                     36,971                    42,239
  06/30/1999           39,351                     39,535                     39,174                    44,584
  07/31/1999           37,887                     38,065                     37,701                    43,192
  08/31/1999           37,133                     37,307                     36,928                    42,977
  09/30/1999           36,186                     36,356                     35,976                    41,800
  10/31/1999           38,712                     38,893                     38,447                    44,445
  11/30/1999           40,558                     40,749                     40,266                    45,349
  12/31/1999           44,776                     44,987                     44,421                    48,020
  01/31/2000           43,540                     43,745                     43,173                    45,608
  02/29/2000           46,980                     47,201                     46,562                    44,744
  03/31/2000           49,221                     49,452                     48,755                    49,121
  04/30/2000           47,050                     47,271                     46,580                    47,643
  05/31/2000           46,368                     46,586                     45,854                    46,665
  06/30/2000           48,288                     48,515                     47,738                    47,816
  07/31/2000           47,752                     47,976                     47,156                    47,068
  08/31/2000           53,258                     53,508                     52,574                    49,991
  09/30/2000           52,576                     52,823                     51,870                    47,352
  10/31/2000           51,198                     51,439                     50,474                    47,152
  11/30/2000           48,224                     48,450                     47,501                    43,435
  12/31/2000           50,857                     51,096                     50,076                    43,647
  01/31/2001           48,182                     48,408                     47,402                    45,195
  02/28/2001           45,705                     45,920                     44,932                    41,074
  03/31/2001           43,155                     43,358                     42,412                    38,472
  04/30/2001           45,580                     45,794                     44,753                    41,462
  05/31/2001           45,854                     46,069                     45,008                    41,740
  06/30/2001           43,877                     44,083                     43,023                    40,724

Investment Process

The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

* Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 34 for footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 5

A SECTOR-RELATED FUND

PIMCO Global Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of U.S. and non-U.S. tech.-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/99

TOTAL NET ASSETS: $251.1 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim


[PHOTO]

Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.


[PHOTO]

Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. She has 6 years of investment experience. Before joining PIMCO, she worked at Fred Alger Investment Management and at Repligen--a biotechnology firm. She holds a B.S. in Biochemistry from Harvard University.

Volatile times punished tech stocks

The last twelve months proved a challenging environment for technology stocks. The decelerating U.S. economy hindered the sector worldwide. In this environment, investors became sensitive to valuations and reacted strongly to earnings disappointments, further fueling the rout. Although Global Innovation's short-term performance reflected this volatility, we remain confident in the Fund's long-term potential. We strongly believe that technology will continue to hold many of the market's most promising growth opportunities in the months and years ahead.

Non-tech innovators were a stronghold for the Fund

The Fund's exposure to non-tech innovators aided its performance during the market sell-off. Biotech stocks contributed to performance in the second half of 2000, proving especially attractive to investors looking for defensive areas in which to invest during an unstable and volatile time. United Healthcare turned in a strong performance, benefiting from its use of technology to better communicate with physicians, which enabled it to better manage its costs. King Pharmaceuticals, a biotech stock, turned in an exceptional performance, capitalizing on its strategy of buying undermarketed pharmaceuticals from larger companies and marketing them more effectively. In general, the stocks that performed the best were the ones that met or exceeded earnings expectations.

"The U.S. economy should reach an inflection point by the end of 2001, which we believe will mark a turning point for many tech companies."

                                                           Jiyoung Kim

Companies such as Qualcomm and Marvell performed well, while companies that posted earnings disappointments were hit the hardest.

Traditional high growth areas proved disappointing

The fiber optics, telecommunications and software industries proved to be consistent disappointments for the Fund throughout the past four quarters. For example, the telecommunications sector fell victim to tightening credit and price wars between telecommunications carriers, which resulted in fewer expenditures on telecom equipment.

Aggressive easing should spur growth

Looking ahead, we are cautiously optimistic as a result of the Federal Reserve's aggressive easing. As always, we maintain that global technology stocks offer far greater growth potential than the broader market, and therefore expect to see the tech sector resume its outperformance once signs of an economic recovery begin to appear.

6 PIMCO Funds Annual Report | 6.30.01

***

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                              1 year      3 year    5 year    10 year     Inception
                                                                                                           (12/31/99)
PIMCO Global Innovation Fund A Shares                         -47.04%       --        --        --          0.17%

PIMCO Global Innovation Fund A Shares (adjusted)              -49.95%       --        --        --         -3.54%

PIMCO Global Innovation Fund B Shares                         -47.46%       --        --        --         -0.43%

PIMCO Global Innovation Fund B Shares (adjusted)              -50.08%       --        --        --         -3.10%

PIMCO Global Innovation Fund C Shares (adjusted)              -47.98%       --        --        --         -0.43%

NASDAQ Composite Index                                        -45.50%       --        --        --         --

Lipper Science & Technology Fund Average                      -52.73%       --        --        --         --

TOP 10 HOLDINGS % of Total Investments

Marvell Technology Group Ltd.                                              4.3%
Check Point Software Technologies Ltd.                                     4.2%
QUALCOMM, Inc.                                                             4.2%
NetIQ Corp.                                                                3.9%
Oracle Corp.                                                               3.1%
Siebel Systems, Inc.                                                       2.7%
Veritas Software Corp.                                                     2.7%
Openwave Systems, Inc.                                                     2.5%
Ulticom, Inc.                                                              2.5%
Extreme Networks, Inc.                                                     2.5%
Top Ten Total                                                             32.6%

TOP 5 RELATED INDUSTRIES

Technology                                                                81.4%
Communications                                                             9.7%
Health Care                                                                2.2%
Capital Goods                                                              1.9%
Utilities                                                                  1.6%

PORTFOLIO COMPOSITION

Common Stock                                                              98.2%
Cash Equivalents                                                           1.8%

CHANGE IN VALUE For periods ended 6/30/01


                                    [CHART]



                   PIMCO Global          PIMCO Global          PIMCO Global          NASDAQ
                   Innovation A          Innovation B          Innovation C       Composite Index
                  ===============       ===============       ===============    =================
   12/31/1999          9,450                10,000                10,000              10,000
   01/31/2000         10,319                10,920                10,920               9,683
   02/29/2000         18,144                19,200                19,200              11,541
   03/31/2000         19,060                20,169                20,169              11,236
   04/30/2000         16,491                17,450                17,450               9,487
   05/31/2000         15,178                16,051                16,051               8,357
   06/30/2000         17,890                18,410                18,810               9,746
   07/31/2000         18,014                19,030                19,030               9,257
   08/31/2000         21,009                22,170                22,170              10,336
   09/30/2000         20,045                21,139                21,139               9,025
   10/31/2000         17,315                18,250                18,250               8,281
   11/30/2000         12,806                13,490                13,490               6,385
   12/31/2000         13,366                13,571                13,971               6,072
   01/31/2001         13,934                14,653                14,662               6,814
   02/28/2001          9,882                10,396                10,396               5,289
   03/31/2001          8,263                 8,684                 8,684               4,523
   04/30/2001          9,816                10,316                10,316               5,201
   05/31/2001          9,333                 9,795                 9,795               5,187
   06/30/2001          9,475                 9,538                 9,935               5,311

Investment Process

The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

*Past performance is no guarantee of future results. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and
(ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. See page 34 for footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 7

A BLEND FUND

PIMCO Growth & Income Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Growth stocks and dividend paying securities.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS: $79.5 million

PORTFOLIO MANAGERS:
Ken Corba
Peter Thoms


[PHOTO]

Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.


[PHOTO]

Peter Thoms
Assistant Portfolio Manager

Mr. Thoms is assistant portfolio manager and senior research analyst for PIMCO Growth & Income Fund. He has 3 years of professional investment experience.

Fund returns compared favorably to S&P 500

The PIMCO Growth & Income Fund posted returns that were solidly ahead of the S&P
500. Class A shares returned -3.55% for the year, comparing favorably to the S&P 500's return of -14.83% for the same period. In addition, the Fund achieved its goal of owning a portfolio of higher yielding, lower beta securities.

Financial services and capital goods exposure boosted returns

The financial services sector performed strongly, benefiting from an aggressive Fed easing cycle. Citigroup was a steady performer throughout the period as it benefited from strength in its global business. American International Group also boasted high returns, due to firming prices across many of its insurance lines. In the second quarter, the capital goods sector performed exceptionally well. The Fund's largest holding, Tyco International, had numerous accretive acquisitions and reported earnings per share that were up 29% from last year.

Investments in the energy sector led to mixed results

In the first three quarters of the period, energy stocks posted high returns as investors flocked to defensive sectors. An increase in the price of oil as well as a supply-demand imbalance of natural gas provided many energy companies with even larger returns. During this time, the Fund also benefited from gains in electricity-generating

"With its exposure to both growth stocks and income-producing securities, the Fund should be poised to outperform in the months ahead."

                                                          Ken Corba

companies, which profited from a shortage of generating capacity in the American West. However, these gains were somewhat offset in the past quarter as energy companies felt the impact of commodity price declines and utilities were hurt by concerns about industry regulation.

Limited tech exposure aided performance

The Fund's underweight position in technology helped mitigate the market volatility that prevailed during the period. For the time being, we intend to remain underweight in this sector, as softness in corporate technology spending is continuing to impede a near-term recovery.

We believe that investor optimism is growing

In our view, the future is looking increasingly positive. The market has been digesting negative news very well. Some stocks appear to have found their bottoms during the spring and investors are beginning to look ahead to an economic recovery. We are confident that the Fund is well positioned to weather the current market volatility and to participate in a future recovery.

8 PIMCO Funds Annual Report | 6.30.01

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                         1 year    3 year   5 year    10 year   Inception
                                                                                               (12/28/94)
PIMCO Growth & Income Fund A Shares                       -3.55%    20.74%   20.07%      --      22.52%

PIMCO Growth & Income Fund A Shares (adjusted)            -8.85%    18.49%   18.72%      --      21.45%

PIMCO Growth & Income Fund B Shares                       -4.26%    19.85%   19.19%      --      21.61%

PIMCO Growth & Income Fund B Shares (adjusted)            -7.77%    19.39%   19.07%      --      21.61%

PIMCO Growth & Income Fund C Shares (adjusted)            -4.99%    19.84%   19.18%      --      21.61%

S&P 500 Index                                            -14.83%     3.89%   14.48%      --     --

S&P Mid-Cap 400 Index                                      8.89%    14.28%   18.54%      --     --

Lipper Large-Cap Core Fund Average                       -15.62%     2.86%   11.95%      --     --

TOP 10 HOLDINGS % of Total Investments

Tyco International Ltd.                                                 3.3%
PPL Capital Funding Trust                                               3.1%
Citigroup, Inc.                                                         2.9%
Celestica, Inc.                                                         2.5%
Flextronics International Ltd.                                          2.4%
Echostar Communications                                                 2.3%
Freddie Mac                                                             2.3%
American International Group, Inc.                                      2.1%
American Home Products Corp.                                            2.1%
Johnson & Johnson                                                       2.1%
Top Ten Total                                                          25.1%

TOP 5 RELATED INDUSTRIES

Financial & Business Services                                          22.2%
Consumer Discretionary                                                 14.6%
Technology                                                             12.6%
Communications                                                          7.2%
Capital Goods                                                           7.0%

PORTFOLIO COMPOSITION

Common Stock                                                           80.2%
Preferred Stock                                                         8.6%
Convertible Bonds & Notes                                               6.1%
Cash Equivalents                                                        5.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                                                                                 S&P
                           PIMCO              PIMCO              PIMCO           S&P         Mid-Cap 400
                     Growth & Income A  Growth & Income B  Growth & Income C  500 Index         Index
                     =================  =================  =================  =========      ===========
    12/31/1994             9,450             10,000             10,000         10,000          10,000
    01/31/1995             9,277              9,810              9,810         10,259          10,104
    02/28/1995             9,803             10,360             10,360         10,659          10,634
    03/31/1995            10,139             10,709             10,709         10,974          10,819
    04/30/1995            10,277             10,849             10,849         11,297          11,036
    05/31/1995            10,255             10,818             10,818         11,748          11,302
    06/30/1995            11,034             11,634             11,634         12,021          11,762
    07/31/1995            11,699             12,329             12,329         12,420          12,376
    08/31/1995            11,696             12,316             12,316         12,451          12,605
    09/30/1995            12,013             12,641             12,641         12,977          12,910
    10/31/1995            12,183             12,812             12,812         12,930          12,578
    11/30/1995            12,321             12,949             12,949         13,498          13,128
    12/31/1995            12,397             13,022             13,022         13,758          13,095
    01/31/1996            12,306             12,917             12,917         14,226          13,285
    02/29/1996            12,699             13,323             13,323         14,358          13,736
    03/31/1996            13,169             13,808             13,808         14,496          13,901
    04/30/1996            13,891             14,556             14,556         14,710          14,326
    05/31/1996            14,534             15,222             15,222         15,089          14,519
    06/30/1996            14,181             14,843             14,843         15,147          14,301
    07/31/1996            12,590             13,168             13,168         14,478          13,334
    08/31/1996            13,330             13,935             13,935         14,783          14,103
    09/30/1996            14,215             14,852             14,852         15,615          14,718
    10/31/1996            14,211             14,837             14,837         16,046          14,761
    11/30/1996            14,902             15,549             15,549         17,258          15,592
    12/31/1996            14,486             15,104             15,104         16,917          15,609
    01/31/1997            14,835             15,458             15,458         17,974          16,195
    02/28/1997            14,202             14,788             14,788         18,114          16,062
    03/31/1997            13,611             14,164             14,164         17,370          15,377
    04/30/1997            13,959             14,519             14,519         18,407          15,776
    05/31/1997            15,114             15,709             15,709         19,528          17,155
    06/30/1997            15,484             16,084             16,084         20,403          17,637
    07/31/1997            16,758             17,397             17,397         22,026          19,384
    08/31/1997            17,062             17,700             17,700         20,792          19,360
    09/30/1997            18,136             18,804             18,804         21,931          20,474
    10/31/1997            16,918             17,529             17,529         21,198          19,583
    11/30/1997            16,935             17,536             17,536         22,180          19,873
    12/31/1997            16,770             17,356             17,356         22,560          20,644
    01/31/1998            16,452             17,015             17,015         22,810          20,252
    02/28/1998            17,862             18,463             18,463         24,455          21,929
    03/31/1998            18,764             19,385             19,385         25,707          22,918
    04/30/1998            19,428             20,057             20,057         25,966          23,337
    05/31/1998            18,678             19,269             19,269         25,520          22,287
    06/30/1998            20,114             20,739             20,739         26,556          22,427
    07/31/1998            19,543             20,136             20,136         26,273          21,557
    08/31/1998            16,268             16,747             16,747         22,475          17,545
    09/30/1998            17,777             18,291             18,291         23,915          19,182
    10/31/1998            17,905             18,410             18,410         25,860          20,897
    11/30/1998            18,969             19,492             19,492         27,427          21,940
    12/31/1998            21,702             22,288             22,288         29,008          24,590
    01/31/1999            22,429             23,019             23,019         30,221          23,634
    02/28/1999            20,956             21,493             21,493         29,281          22,395
    03/31/1999            22,525             23,087             23,087         30,453          23,022
    04/30/1999            23,703             24,281             24,281         31,632          24,836
    05/31/1999            23,104             23,650             23,650         30,885          24,946
    06/30/1999            24,686             25,255             25,255         32,600          26,278
    07/31/1999            24,336             24,879             24,879         31,582          25,721
    08/31/1999            24,545             25,078             25,078         31,425          24,841
    09/30/1999            23,448             23,940             23,940         30,564          24,073
    10/31/1999            25,089             25,601             25,601         32,498          25,301
    11/30/1999            28,910             29,485             29,485         33,159          26,630
    12/31/1999            32,822             33,456             33,456         35,112          28,211
    01/31/2000            32,415             33,018             33,018         33,349          27,416
    02/29/2000            37,588             38,271             38,271         32,717          29,335
    03/31/2000            39,359             40,051             40,051         35,917          31,790
    04/30/2000            37,166             37,796             37,796         34,837          30,678
    05/31/2000            35,115             35,687             35,687         34,122          30,297
    06/30/2000            36,716             37,293             37,293         34,963          30,743
    07/31/2000            37,072             37,629             37,629         34,416          31,228
    08/31/2000            40,323             40,902             40,902         36,554          34,716
    09/30/2000            40,436             41,017             41,017         34,624          34,480
    10/31/2000            39,587             40,127             40,127         34,478          33,312
    11/30/2000            37,525             38,032             38,032         31,759          30,796
    12/31/2000            39,149             39,614             39,641         31,915          33,152
    01/31/2001            39,533             39,967             39,994         33,047          33,892
    02/28/2001            36,070             36,490             36,474         30,034          31,957
    03/31/2001            33,798             34,107             34,129         28,131          29,582
    04/30/2001            36,762             37,115             37,139         30,317          32,845
    05/31/2001            37,302             37,624             37,648         30,520          33,610
    06/30/2001            35,414             35,709             35,694         29,777          33,476

Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 34 for footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 9

A GROWTH FUND

PIMCO Growth Fund

OBJECTIVE:
Long-term growth of capital; income is incidental.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $5 billion.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
51 (not including short-term
instruments)

FUND INCEPTION DATE:
2/24/84

TOTAL NET ASSETS:
$1.9 billion

PORTFOLIO MANAGER:
Ken Corba


[PHOTO]

Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Market volatility was harsh on growth stocks

The extreme volatility experienced by the stock market over the past four quarters hit growth stocks particularly hard. Growth funds inevitably suffered in this climate, and PIMCO Growth Fund was no exception. The Fund, however, maintains a strong long-term track record, with Class A shares returning a solid 15.71% since inception.

Non-cyclical stocks provided a stronghold

Under these turbulent conditions, we found refuge in non-cyclical stocks with visible and predictable earnings. The increased exposure to consumer non-cyclicals such as Philip Morris Companies, Inc., Pepsi and Wal-Mart helped contribute positively to the Fund's returns. Several of the Fund's energy holdings also boosted the portfolio's performance over the past year.

Financial services gains helped offset tech, healthcare declines

Although almost every sector felt the pain, technology stocks were hit hard during the market's correction, especially in the first quarter. In response to technology's decline, the Fund trimmed back its exposure to the sector, holding on to only those tech stocks showing strong indications of long-term growth potential. Healthcare stocks provided mixed results for the Fund. Historically, healthcare has been relatively immune to economic downturns, and in the first two quarters of the year stocks such as Johnson & Johnson did exceptionally well. However, the last two quarters brought valuation pressure to the sector, and some healthcare stocks, such as Pharmacia and Pfizer, detracted from the Fund's performance. Financial services holdings such as Citigroup and American International Group, helped pick up some slack, as the sector was given a lift by continued interest rate cuts.

"We will continue to invest in the world's premier wealth-creating companies--those that are flexible enough to thrive in an ever-changing environment."

                                                   Ken Corba

Long-term outlook favors quality

In general, there are still no discernable trends in the market. Investors are waiting for signs that an economic recovery is underway. For now, the Fund's strategy is to remain invested in high quality growth companies with predictable, consistent earnings, a philosophy we believe will reward the patient investor over the long term.

10 PIMCO Funds Annual Report | 6.30.01

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                   1 year    3 year     5 year       10 year  Inception
                                                                                              (2/24/84)
PIMCO Growth Fund A Shares                        -32.40%     2.05%     12.55%       13.52%    15.71%

PIMCO Growth Fund A Shares (adjusted)             -36.12%     0.14%     11.28%       12.88%    15.34%

PIMCO Growth Fund B Shares                        -32.90%     1.22%     11.67%       12.93%    15.37%

PIMCO Growth Fund B Shares (adjusted)             -36.00%     0.53%     11.45%       12.93%    15.37%

PIMCO Growth Fund C Shares (adjusted)             -33.53%     1.23%     11.67%       12.66%    14.85%

S&P 500 Index                                     -14.83%     3.89%     14.48%       15.10%    --

Lipper Large-Cap Growth Fund Average              -30.82%     2.46%     11.60%       13.34%    --


TOP 10 HOLDINGS % of Total Investments

Citigroup, Inc.                                                            4.3%
Microsoft Corp.                                                            3.9%
American International Group, Inc.                                         3.5%
First Data Corp.                                                           3.5%
Amgen, Inc.                                                                3.3%
Cardinal Health, Inc.                                                      2.8%
Philip Morris Cos., Inc.                                                   2.7%
Johnson & Johnson                                                          2.7%
General Electric Co.                                                       2.6%
Exelon Corp.                                                               2.6%
Top Ten Total                                                             31.9%

TOP 5 RELATED INDUSTRIES

Financial & Business Services                                             22.1%
Technology                                                                20.8%
Health Care                                                               15.2%
Consumer Discretionary                                                    11.2%
Utilities                                                                  7.0%

PORTFOLIO COMPOSITION

Common Stock                                                              97.9%
Cash Equivalents                                                           2.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                PIMCO Growth A         PIMCO Growth B         PIMCO Growth C            S&P 500 Index
                                ==============         ==============         ==============            =============
    02/29/1984                       9,450                 10,000                 10,000                    10,000
    03/31/1984                       9,693                 10,250                 10,250                    10,180
    04/30/1984                       9,756                 10,310                 10,310                    10,251
    05/31/1984                       9,421                  9,950                  9,950                     9,708
    06/30/1984                       9,645                 10,180                 10,180                     9,912
    07/31/1984                       9,718                 10,251                 10,251                     9,763
    08/31/1984                      10,499                 11,067                 11,067                    10,866
    09/30/1984                      10,428                 10,986                 10,986                    10,877
    10/31/1984                      10,522                 11,078                 11,078                    10,910
    11/30/1984                      10,449                 10,994                 10,994                    10,801
    12/31/1984                      10,662                 11,211                 11,211                    11,082
    01/31/1985                      11,422                 12,003                 12,003                    11,947
    02/28/1985                      11,517                 12,097                 12,097                    12,095
    03/31/1985                      11,564                 12,138                 12,138                    12,104
    04/30/1985                      11,511                 12,075                 12,075                    12,093
    05/31/1985                      12,129                 12,716                 12,716                    12,790
    06/30/1985                      12,478                 13,073                 13,073                    12,976
    07/31/1985                      12,495                 13,083                 13,083                    12,958
    08/31/1985                      12,432                 13,009                 13,009                    12,848
    09/30/1985                      12,075                 12,628                 12,628                    12,449
    10/31/1985                      12,573                 13,140                 13,140                    13,022
    11/30/1985                      13,267                 13,857                 13,857                    13,920
    12/31/1985                      14,018                 14,632                 14,632                    14,588
    01/31/1986                      14,349                 14,969                 14,969                    14,670
    02/28/1986                      15,509                 16,170                 16,170                    15,768
    03/31/1986                      16,235                 16,917                 16,917                    16,647
    04/30/1986                      16,256                 16,928                 16,928                    16,459
    05/31/1986                      16,954                 17,644                 17,644                    17,335
    06/30/1986                      17,257                 17,949                 17,949                    17,628
    07/31/1986                      16,874                 17,539                 17,539                    16,642
    08/31/1986                      17,838                 18,529                 18,529                    17,877
    09/30/1986                      16,770                 17,409                 17,409                    16,399
    10/31/1986                      17,584                 18,243                 18,243                    17,345
    11/30/1986                      17,896                 18,555                 18,555                    17,767
    12/31/1986                      17,397                 18,026                 18,026                    17,313
    01/31/1987                      19,737                 20,439                 20,439                    19,646
    02/28/1987                      21,026                 21,762                 21,762                    20,422
    03/31/1987                      21,435                 22,171                 22,171                    21,012
    04/30/1987                      21,395                 22,117                 22,117                    20,825
    05/31/1987                      21,607                 22,321                 22,321                    21,006
    06/30/1987                      22,545                 23,276                 23,276                    22,067
    07/31/1987                      23,339                 24,082                 24,082                    23,186
    08/31/1987                      24,015                 24,763                 24,763                    24,050
    09/30/1987                      23,910                 24,640                 24,640                    23,524
    10/31/1987                      18,490                 19,040                 19,040                    18,457
    11/30/1987                      17,227                 17,728                 17,728                    16,936
    12/31/1987                      18,859                 19,396                 19,396                    18,225
    01/31/1988                      18,651                 19,171                 19,171                    18,992
    02/29/1988                      19,819                 20,359                 20,359                    19,877
    03/31/1988                      19,553                 20,073                 20,073                    19,263
    04/30/1988                      19,727                 20,239                 20,239                    19,477
    05/31/1988                      19,901                 20,405                 20,405                    19,646
    06/30/1988                      21,087                 21,608                 21,608                    20,548
    07/31/1988                      20,704                 21,202                 21,202                    20,470
    08/31/1988                      19,628                 20,087                 20,087                    19,774
    09/30/1988                      20,539                 21,007                 21,007                    20,616
    10/31/1988                      20,685                 21,143                 21,143                    21,189
    11/30/1988                      20,314                 20,751                 20,751                    20,886
    12/31/1988                      20,781                 21,214                 21,214                    21,252
    01/31/1989                      22,156                 22,605                 22,605                    22,807
    02/28/1989                      21,739                 22,166                 22,166                    22,239
    03/31/1989                      22,673                 23,104                 23,104                    22,758
    04/30/1989                      24,319                 24,767                 24,767                    23,939
    05/31/1989                      26,132                 26,597                 26,597                    24,908
    06/30/1989                      25,803                 26,246                 26,246                    24,766
    07/31/1989                      28,027                 28,492                 28,492                    27,003
    08/31/1989                      28,881                 29,341                 29,341                    27,532
    09/30/1989                      29,451                 29,902                 29,902                    27,419
    10/31/1989                      28,559                 28,977                 28,977                    26,783
    11/30/1989                      29,144                 29,553                 29,553                    27,329
    12/31/1989                      28,774                 29,160                 29,160                    27,985
    01/31/1990                      26,670                 27,010                 27,010                    26,107
    02/28/1990                      27,340                 27,672                 27,672                    26,444
    03/31/1990                      28,029                 28,351                 28,351                    27,145
    04/30/1990                      27,870                 28,174                 28,174                    26,466
    05/31/1990                      30,830                 31,147                 31,147                    29,047
    06/30/1990                      31,364                 31,667                 31,667                    28,849
    07/31/1990                      30,804                 31,082                 31,082                    28,757
    08/31/1990                      28,537                 28,775                 28,775                    26,157
    09/30/1990                      27,298                 27,507                 27,507                    24,883
    10/31/1990                      27,248                 27,442                 27,442                    24,776
    11/30/1990                      28,619                 28,824                 28,824                    26,377
    12/31/1990                      29,058                 29,246                 29,246                    27,113
    01/31/1991                      30,457                 30,653                 30,653                    28,295
    02/28/1991                      32,753                 32,926                 32,926                    30,318
    03/31/1991                      33,686                 33,864                 33,846                    31,052
    04/30/1991                      33,363                 33,539                 33,504                    31,126
    05/31/1991                      35,174                 35,360                 35,326                    32,471
    06/30/1991                      33,431                 33,608                 33,556                    30,984
    07/31/1991                      35,715                 35,904                 35,817                    32,428
    08/31/1991                      37,513                 37,711                 37,589                    33,196
    09/30/1991                      37,100                 37,296                 37,155                    32,642
    10/31/1991                      38,323                 38,525                 38,366                    33,079
    11/30/1991                      36,830                 37,024                 36,847                    31,746
    12/31/1991                      41,485                 41,704                 41,492                    35,378
    01/31/1992                      40,523                 40,737                 40,491                    34,720
    02/29/1992                      40,811                 41,027                 40,761                    35,171
    03/31/1992                      39,907                 40,118                 39,837                    34,485
    04/30/1992                      39,695                 39,905                 39,587                    35,499
    05/31/1992                      40,311                 40,524                 40,183                    35,673
    06/30/1992                      39,061                 39,267                 38,913                    35,142
    07/31/1992                      40,273                 40,486                 40,106                    36,578
    08/31/1992                      38,772                 38,977                 38,567                    35,829
    09/30/1992                      39,946                 40,157                 39,721                    36,250
    10/31/1992                      40,600                 40,815                 40,338                    36,375
    11/30/1992                      42,409                 42,633                 42,108                    37,614
    12/31/1992                      42,695                 42,920                 42,356                    38,075
    01/31/1993                      43,759                 43,990                 43,400                    38,394
    02/28/1993                      42,853                 43,079                 42,474                    38,917
    03/31/1993                      43,838                 44,070                 43,420                    39,738
    04/30/1993                      41,887                 42,109                 41,469                    38,778
    05/31/1993                      44,055                 44,288                 43,578                    39,815
    06/30/1993                      44,430                 44,665                 43,933                    39,932
    07/31/1993                      44,489                 44,724                 43,952                    39,771
    08/31/1993                      45,986                 46,230                 45,411                    41,280
    09/30/1993                      47,030                 47,278                 46,416                    40,963
    10/31/1993                      46,890                 47,138                 46,257                    41,811
    11/30/1993                      46,115                 46,359                 45,441                    41,412
    12/31/1993                      46,997                 47,245                 46,303                    41,913
    01/31/1994                      49,247                 49,508                 48,471                    43,338
    02/28/1994                      48,339                 48,595                 47,561                    42,162
    03/31/1994                      46,154                 46,398                 45,393                    40,324
    04/30/1994                      45,526                 45,767                 44,742                    40,841
    05/31/1994                      46,327                 46,572                 45,501                    41,511
    06/30/1994                      45,180                 45,419                 44,353                    40,493
    07/31/1994                      46,305                 46,550                 45,415                    41,823
    08/31/1994                      48,599                 48,856                 47,648                    43,538
    09/30/1994                      47,626                 47,878                 46,651                    42,474
    10/31/1994                      49,379                 49,640                 48,341                    43,428
    11/30/1994                      47,063                 47,312                 46,022                    41,846
    12/31/1994                      47,001                 47,250                 45,958                    42,467
    01/31/1995                      47,344                 47,595                 46,257                    43,568
    02/28/1995                      48,764                 49,022                 47,611                    45,266
    03/31/1995                      49,862                 50,126                 48,645                    46,602
    04/30/1995                      51,488                 51,760                 50,206                    47,974
    05/31/1995                      53,090                 53,371                 51,745                    49,892
    06/30/1995                      55,219                 55,512                 53,789                    51,051
    07/31/1995                      57,142                 57,444                 55,627                    52,743
    08/31/1995                      57,646                 57,950                 56,086                    52,876
    09/30/1995                      58,905                 59,216                 57,280                    55,107
    10/31/1995                      59,133                 59,446                 57,441                    54,910
    11/30/1995                      60,622                 60,943                 58,865                    57,321
    12/31/1995                      60,368                 60,687                 58,582                    58,425
    01/31/1996                      63,096                 63,429                 61,200                    60,414
    02/29/1996                      64,279                 64,619                 62,289                    60,974
    03/31/1996                      64,356                 64,697                 62,341                    61,561
    04/30/1996                      65,180                 65,525                 63,093                    62,468
    05/31/1996                      66,673                 67,025                 64,493                    64,079
    06/30/1996                      65,797                 66,145                 63,612                    64,324
    07/31/1996                      61,989                 62,316                 59,880                    61,482
    08/31/1996                      63,584                 63,920                 61,383                    62,778
    09/30/1996                      68,395                 68,757                 65,997                    66,312
    10/31/1996                      69,501                 69,869                 67,034                    68,140
    11/30/1996                      73,540                 73,929                 70,871                    73,291
    12/31/1996                      71,490                 71,868                 68,849                    71,839
    01/31/1997                      74,922                 75,318                 72,121                    76,328
    02/28/1997                      72,868                 73,253                 70,098                    76,926
    03/31/1997                      68,967                 69,332                 66,292                    73,765
    04/30/1997                      71,871                 72,251                 69,057                    78,169
    05/31/1997                      77,122                 77,529                 74,053                    82,928
    06/30/1997                      79,292                 79,711                 76,076                    86,643
    07/31/1997                      87,682                 88,145                 84,076                    93,537
    08/31/1997                      82,167                 82,601                 78,752                    88,297
    09/30/1997                      87,507                 87,970                 83,807                    93,133
    10/31/1997                      85,013                 85,462                 81,368                    90,023
    11/30/1997                      85,747                 86,201                 82,023                    94,190
    12/31/1997                      87,761                 88,225                 83,882                    95,807
    01/31/1998                      89,716                 90,191                 85,709                    96,867
    02/28/1998                      96,539                 97,050                 92,170                   103,853
    03/31/1998                     103,052                103,597                 98,349                   109,171
    04/30/1998                     105,075                105,631                100,176                   110,269
    05/31/1998                     103,634                104,182                 98,772                   108,374
    06/30/1998                     111,828                112,420                106,496                   112,776
    07/31/1998                     109,838                110,419                104,526                   111,575
    08/31/1998                      89,957                 90,433                 85,565                    95,444
    09/30/1998                      97,945                 98,463                 93,112                   101,558
    10/31/1998                     101,922                102,461                 96,836                   109,818
    11/30/1998                     109,637                110,217                104,099                   116,474
    12/31/1998                     122,816                123,465                116,497                   123,186
    01/31/1999                     132,310                133,009                125,432                   128,337
    02/28/1999                     126,779                127,450                120,114                   124,349
    03/31/1999                     132,928                133,631                125,867                   129,324
    04/30/1999                     129,578                130,263                122,607                   134,332
    05/31/1999                     122,853                123,503                116,171                   131,161
    06/30/1999                     132,693                133,395                125,383                   138,440
    07/31/1999                     127,134                127,806                120,029                   134,118
    08/31/1999                     127,401                128,074                120,233                   133,450
    09/30/1999                     127,057                127,729                119,584                   129,796
    10/31/1999                     137,437                138,164                129,282                   138,010
    11/30/1999                     146,659                147,435                137,892                   140,816
    12/31/1999                     173,292                174,209                162,878                   149,110
    01/31/2000                     166,118                166,997                155,989                   141,621
    02/29/2000                     183,228                184,197                171,946                   138,938
    03/31/2000                     191,767                192,781                179,873                   152,530
    04/30/2000                     174,527                175,450                163,630                   147,940
    05/31/2000                     159,989                160,835                149,853                   144,904
    06/30/2000                     175,844                176,774                164,628                   148,476
    07/31/2000                     179,642                180,592                168,052                   146,154
    08/31/2000                     197,840                198,886                184,959                   155,232
    09/30/2000                     182,032                182,995                170,088                   147,037
    10/31/2000                     168,525                169,417                157,365                   146,415
    11/30/2000                     144,275                145,038                134,657                   134,872
    12/31/2000                     148,689                149,476                138,670                   135,531
    01/31/2001                     146,563                147,338                136,562                   140,340
    02/28/2001                     127,437                128,111                118,673                   127,544
    03/31/2001                     113,686                114,288                105,821                   119,464
    04/30/2001                     125,350                126,013                116,614                   128,747
    05/31/2001                     122,931                123,581                114,247                   129,610
    06/30/2001                     118,862                119,491                110,443                   126,455

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35-40 stocks.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 11

A SECTOR-RELATED FUND

PIMCO Healthcare Innovation Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Stocks of healthcare-related companies that use technology in an innovative way to gain a strategic, competitive edge.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
41 (not including short-term
instruments)

FUND INCEPTION DATE:
6/30/00

TOTAL NET ASSETS:
$2.5 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim


[PHOTO]

Dennis
McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.


[PHOTO]

Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. She has 6 years of investment experience. Before joining PIMCO, she worked at Fred Alger Investment Management and at Repligen--a biotechnology firm. She holds a B.S. in Biochemistry from Harvard University.

Off to a strong start, Fund returned a solid 9.70%

PIMCO Healthcare Innovation Fund turned in solid results since its June 2000 inception. Despite an extremely volatile market, the Fund outperformed its benchmark for the one-year period ended June 30, 2001. Specifically, the Fund's Class A shares returned 9.70% compared to -0.37% for the S&P Healthcare Index.

HMO's, hospitals and biotech stocks led the way

The Fund's exposure to HMO and hospital stocks boosted performance during the end of 2000 and the beginning of 2001. These companies benefited from strong fundamentals, investor rotation into more defensive sectors and greater pricing power, which resulted in larger profit margins. United Healthcare turned in a strong performance, benefiting from the use of technology to better communicate with physicians and manage costs. Biotech stocks also proved attractive to investors as earnings disappointments pervaded the stock market, and investors sought defensive areas in which to invest during an unstable and volatile time.

Pharmaceuticals produced mixed results

In the first quarter of 2001, some pharmaceutical companies disappointed as valuations came under significant pressure, while others performed well-- particularly more specialized pharmaceutical companies. One strong performer was IDEC Pharmaceuticals, a specialist in immunotherapy drugs, which saw its stock price rise significantly in the second quarter, boosted by better-than-expected sales of its flagship drug, Rituxan. Another standout was King Pharmaceuticals, which turned in an exceptional performance, capitalizing on its strategy of buying undermarketed pharmaceuticals from larger companies and marketing them more effectively. However, other pharmaceutical companies suffered from negative earnings pre-announcements and high-profile FDA non-approval letters.

"With strong fundamentals and earnings growth, healthcare should remain a high-growth sector moving forward."

                                                     Jiyoung Kim

Outlook for healthcare is promising

Our outlook remains positive, as the healthcare sector's long-term fundamentals and earnings growth are strong. We continue to believe investors will be well served by maintaining exposure to this sector, especially given the macroeconomic backdrop.

12 PIMCO Funds Annual Report | 6.30.01

PIMCO Healthcare Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                               1 year   3 year       5 year   10 year     Inception
                                                                                                          (6/30/00)
PIMCO Healthcare Innovation Fund A Shares                       9.70%     --           --       --          9.70%

PIMCO Healthcare Innovation Fund A Shares (adjusted)            3.66%     --           --       --          3.66%

PIMCO Healthcare Innovation Fund B Shares                       8.84%     --           --       --          8.84%

PIMCO Healthcare Innovation Fund B Shares (adjusted)            3.99%     --           --       --          3.99%

PIMCO Healthcare Innovation Fund C Shares (adjusted)            7.98%     --           --       --          7.98%

S&P Healthcare Index                                           -0.37%     --           --       --          --

Lipper Health/Biotechnology Fund Average                       -3.11%     --           --       --          --


TOP 10 HOLDINGS % of Total Investments

Protein Design Labs, Inc.                                                  4.6%
Scios, Inc.                                                                4.6%
Genentech, Inc.                                                            4.4%
MedImmune, Inc.                                                            4.4%
Millennium Pharmaceuticals, Inc.                                           4.2%
CV Therapeutics, Inc.                                                      4.2%
Vertex Pharmaceuticals, Inc.                                               3.6%
Celgene Corp.                                                              3.5%
Gilead Sciences, Inc.                                                      3.5%
Allergan, Inc.                                                             3.5%
Top Ten Total                                                             40.5%


TOP 5 RELATED INDUSTRIES

   Health Care                                                            99.6%

PORTFOLIO COMPOSITION

   Common Stock                                                           99.6%
   Cash Equivalents                                                        0.4%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                        PIMCO Healthcare       PIMCO Healthcare       PIMCO Healthcare          S&P Healthcare
                          Innovation A           Innovation B           Innovation C                 Index
                        ================       ================      =================          ==============
    06/30/2000               9,450                 10,000                 10,000                    10,000
    07/31/2000               9,648                 10,200                 10,200                     9,007
    08/31/2000              10,801                 11,410                 11,410                     9,278
    09/30/2000              11,737                 12,390                 12,390                     9,796
    10/31/2000              11,406                 12,039                 12,039                    10,349
    11/30/2000              10,517                 11,099                 11,099                    11,044
    12/31/2000              11,594                 12,217                 12,217                    11,310
    01/31/2001              10,229                 10,771                 10,782                    10,018
    02/28/2001              10,239                 10,782                 10,782                    10,513
    03/31/2001               8,958                  9,426                  9,426                     9,776
    04/30/2001               9,572                 10,065                 10,076                     9,885
    05/31/2001              10,049                 10,569                 10,569                    10,274
    06/30/2001              10,367                 10,399                 10,895                     9,963

Investment Process

The Fund invests in innovative companies that provide products and/or services associated with the healthcare industry. The Fund may invest across a wide range of businesses and industries, allowing it to hold a relatively diversified portfolio of healthcare-related stocks. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

*Past performance is no guarantee of future results. The fund may invest at least 65% of its assets in securities that have a connection with healthcare or medicine. The fund may at times invest in convertibles which may entail risk such as having to convert before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective. It may invest up to 15% in foreign securities, which may entail risk due to foreign economic and political developments; it may invest in smaller companies entailing greater risk than larger companies including higher volatility. Concentration of the fund's assets in one or a few sectors (such as healthcare) may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. There is additional risk with the healthcare industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 13

A SECTOR-RELATED FUND

PIMCO Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of technology-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
58 (not including short-term
instruments)

FUND INCEPTION DATE:
12/22/94

TOTAL NET ASSETS:
$2.6 billion

PORTFOLIO MANAGER:
Dennis McKechnie


[PHOTO]

Dennis McKechnie
Portfolio Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Volatile market conditions rattled technology stocks

The last twelve months proved a challenging environment for technology stocks. The decelerating U.S. economy hindered the entire sector. Investor sensitivity to valuations further contributed to this rout. As fellow shareholders in Innovation, we can appreciate any concern you may have over the Fund's corresponding short-term performance. Yet we can also assure you that our confidence in the sector's long-term potential is unfazed. While prone to substantial volatility, tech has historically grown five to ten times faster than the U.S. economy. And we have every reason to believe that this trend will continue over the next full market cycle.

Storage, LAN industries strengthened the sector

Although the market experienced significant disappointment there were some bright spots. The storage sector contributed to the Fund's performance, as corporate demands for storage capabilities were not dampened by the economic downturn. Veritas Software is an example of a company that saw an increase in sales during this period. In the second quarter, local area networking also began to contribute positively to the portfolio. Companies such as Foundry and Extreme Networks both performed exceptionally well and posted significant gains for the quarter.

"For long-term investors, we believe technology will continue to hold many of the market's most promising growth opportunities."

                                                    Dennis McKechnie

Other key industries continued to struggle

The fiber optics, telecommunications, and wireless industries proved to be consistent disappointments for the Fund throughout the past four quarters. The telecommunications industry fell victim to price wars between telecommunications carriers as well as tightening credit, which resulted in fewer expenditures on telecom equipment. In addition, software companies such as i2 Technologies, which had posted impressive gains in late 2000, proved disappointing in the first and second quarters of 2001.

Areas of technology are starting to recover

Due to the volatile technology market and the lack of visibility on earnings, it is hard to predict how the entire sector will perform. However, specific industries in technology have begun to show signs of recovery. It is within these areas that we intend to invest, while watching to see which industries will be next to show positive returns. Although weakness may persist in the next couple of months, we are confident that the economy will improve by year end, and that portions of corporate spending on technology will accelerate in advance of economic recovery.

14 PIMCO Funds Annual Report | 6.30.01

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                    1 year       3 year  5 year  10 year  Inception
                                                                                          (12/22/94)

PIMCO Innovation Fund A Shares                      -55.14%     15.90%   19.55%    --      24.49%

PIMCO Innovation Fund A Shares (adjusted)           -57.61%     13.73%   18.20%    --      23.41%

PIMCO Innovation Fund B Shares                      -55.48%     15.16%   18.73%    --      23.62%

PIMCO Innovation Fund B Shares (adjusted)           -57.44%     14.40%   18.53%    --      23.62%

PIMCO Innovation Fund C Shares (adjusted)           -55.88%     15.16%   18.72%    --      23.61%

S&P 500 Index                                       -14.83%      3.89%   14.48%    --      --

Lipper Science & Technology Fund Average            -52.73%     12.71%   15.43%    --      --

TOP 10 HOLDINGS % of Total Investments

   Veritas Software Corp.                                                  3.5%
   PeopleSoft, Inc.                                                        3.3%
   Applied Materials, Inc.                                                 3.3%
   Siebel Systems, Inc.                                                    3.1%
   AOL Time Warner, Inc.                                                   3.1%
   Dell Computer Corp.                                                     3.1%
   QUALCOMM, Inc.                                                          3.0%
   Sun Microsystems, Inc.                                                  2.9%
   Micron Technology, Inc.                                                 2.9%
   Cisco Systems, Inc.                                                     2.7%
   Top Ten Total                                                          30.9%

TOP 5 RELATED INDUSTRIES

   Technology                                                             84.7%
   Consumer Discretionary                                                  5.4%
   Consumer Services                                                       3.1%
   Communications                                                          2.5%
   Health Care                                                             2.3%

PORTFOLIO COMPOSITION

   Common Stock                                                           98.0%
   Cash Equivalents                                                        2.0%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                              PIMCO                  PIMCO                  PIMCO                   S&P
                           Innovation A           Innovation B           Innovation C             500 Index
                           =============          =============          =============          =============
     12/31/1994                 9,450                 10,000                 10,000                 10,000
     01/31/1995                 9,374                  9,910                  9,910                 10,259
     02/28/1995                 9,971                 10,541                 10,541                 10,659
     03/31/1995                10,274                 10,852                 10,852                 10,974
     04/30/1995                10,719                 11,313                 11,313                 11,297
     05/31/1995                10,974                 11,573                 11,573                 11,748
     06/30/1995                12,186                 12,846                 12,846                 12,021
     07/31/1995                13,323                 14,038                 14,038                 12,420
     08/31/1995                13,635                 14,359                 14,349                 12,451
     09/30/1995                13,957                 14,689                 14,679                 12,977
     10/31/1995                13,787                 14,499                 14,499                 12,930
     11/30/1995                14,165                 14,890                 14,890                 13,498
     12/31/1995                13,733                 14,433                 14,422                 13,758
     01/31/1996                13,549                 14,228                 14,228                 14,226
     02/29/1996                14,208                 14,915                 14,915                 14,358
     03/31/1996                14,092                 14,782                 14,782                 14,496
     04/30/1996                15,594                 16,341                 16,341                 14,710
     05/31/1996                16,864                 17,664                 17,664                 15,089
     06/30/1996                16,176                 16,925                 16,925                 15,147
     07/31/1996                13,879                 14,525                 14,515                 14,478
     08/31/1996                14,722                 15,387                 15,387                 14,783
     09/30/1996                16,728                 17,479                 17,479                 15,615
     10/31/1996                16,612                 17,336                 17,336                 16,046
     11/30/1996                17,610                 18,372                 18,372                 17,258
     12/31/1996                16,974                 17,699                 17,699                 16,917
     01/31/1997                17,908                 18,656                 18,656                 17,974
     02/28/1997                15,884                 16,533                 16,534                 18,114
     03/31/1997                14,842                 15,441                 15,441                 17,370
     04/30/1997                15,077                 15,680                 15,680                 18,407
     05/31/1997                16,974                 17,636                 17,636                 19,528
     06/30/1997                17,132                 17,792                 17,782                 20,403
     07/31/1997                19,667                 20,415                 20,404                 22,026
     08/31/1997                19,196                 19,915                 19,905                 20,792
     09/30/1997                20,621                 21,372                 21,372                 21,931
     10/31/1997                19,294                 19,988                 19,988                 21,198
     11/30/1997                19,205                 19,884                 19,884                 22,180
     12/31/1997                18,507                 19,144                 19,133                 22,560
     01/31/1998                19,238                 19,886                 19,886                 22,810
     02/28/1998                21,600                 22,312                 22,301                 24,455
     03/31/1998                22,415                 23,143                 23,143                 25,707
     04/30/1998                24,034                 24,793                 24,794                 25,966
     05/31/1998                22,508                 23,209                 23,199                 25,520
     06/30/1998                25,372                 26,145                 26,134                 26,556
     07/31/1998                25,519                 26,279                 26,267                 26,273
     08/31/1998                20,420                 21,018                 21,017                 22,475
     09/30/1998                24,204                 24,895                 24,884                 23,915
     10/31/1998                25,114                 25,814                 25,814                 25,860
     11/30/1998                27,937                 28,695                 28,682                 27,427
     12/31/1998                33,208                 34,084                 34,080                 29,008
     01/31/1999                39,176                 40,199                 40,184                 30,221
     02/28/1999                34,871                 35,753                 35,752                 29,281
     03/31/1999                37,821                 38,759                 38,744                 30,453
     04/30/1999                37,352                 38,248                 38,233                 31,632
     05/31/1999                36,433                 37,284                 37,269                 30,885
     06/30/1999                40,947                 41,881                 41,865                 32,600
     07/31/1999                40,554                 41,462                 41,433                 31,582
     08/31/1999                43,668                 44,617                 44,591                 31,425
     09/30/1999                44,140                 45,211                 45,184                 30,564
     10/31/1999                50,284                 51,464                 51,437                 32,498
     11/30/1999                59,039                 60,387                 60,361                 33,159
     12/31/1999                79,507                 81,287                 81,258                 35,112
     01/31/2000                79,006                 80,726                 80,698                 33,349
     02/29/2000               110,364                112,694                112,646                 32,717
     03/31/2000               100,387                102,450                102,406                 35,917
     04/30/2000                84,596                 86,294                 86,257                 34,837
     05/31/2000                73,353                 74,774                 74,742                 34,122
     06/30/2000                88,053                 89,698                 89,660                 34,963
     07/31/2000                83,836                 85,348                 85,312                 34,416
     08/31/2000                98,465                100,190                100,139                 36,554
     09/30/2000                96,446                 98,056                 98,016                 34,624
     10/31/2000                83,175                 84,515                 84,470                 34,478
     11/30/2000                59,520                 60,445                 60,421                 31,759
     12/31/2000                56,580                 57,423                 57,388                 31,915
     01/31/2001                59,262                 60,104                 60,085                 33,047
     02/28/2001                43,237                 43,822                 43,802                 30,034
     03/31/2001                37,245                 37,718                 37,696                 28,131
     04/30/2001                42,716                 43,247                 43,226                 30,317
     05/31/2001                39,846                 40,310                 40,291                 30,520
     06/30/2001                39,503                 39,928                 39,908                 29,777

Investment Process

The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPOs which may affect performance. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 15

A BLEND FUND

PIMCO Mid-Cap Fund

OBJECTIVE:
Long-term growth of capital.

PORTFOLIO:
Primarily common stocks of medium-capitalization companies that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES IN THE PORTFOLIO:
88 (not including short-term instruments)

FUND INCEPTION DATE:
8/26/91

TOTAL NET ASSETS:
$1.0 billion

PORTFOLIO MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus


[PHOTO]

Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for PIMCO's Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.


[PHOTO]

Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has over 16 years of investment experience.

Fund's strategy helped mitigate market volatility

Although the Fund posted a negative return for the period, its "growth-at-a-reasonable-price" strategy proved effective in moderating the steeper losses experienced by the broader market. Importantly, the Fund continued its strong long-term performance, with Class A shares returning 15.64% annually over the past 5 years.

Financial services exposure boosted returns

The financial services sector contributed positively to the Fund's performance for the past four quarters. Holdings in this sector were well diversified, including insurance companies, mortgage companies and smaller banks. Banks and mortgage companies both reaped the benefits of lowered interest rates. GreenPoint Financial, a national specialty housing finance company renowned for disciplined lending and high credit quality, posted positive returns, as did other regional banks such as Dime and Sovereign Bank.

Other sectors helped and hindered performance

Niche-oriented companies in the restaurant and gambling industries and consumer discretionary stocks contributed to the portfolio's performance in the past twelve months, but their positive impact was especially felt in the second quarter. In the first three quarters of the past year, energy stocks boasted high returns. An increase in the price of oil as well as a supply-demand imbalance for natural gas provided many energy companies with wider profit margins. However, in the last quarter of the year, energy faltered, actually hurting performance. For much of the year, the technology sector proved disappointing as almost any exposure to technology was detrimental to a fund's performance. During most of the past year, Mid-Cap Fund benefited from its underweighting in the technology sector.

"Mid-caps should fare well as the market accelerates."

                                                          Katherine Burdon

Mid-caps remain attractive for long-term investors

We are cautiously optimistic about the future. The stock market will recover, but a turnaround will not be imminent. We are confident that the flexibility of a mid-cap fund will allow investors more opportunities as the market accelerates and that the Fund's philosophy of owning companies with strong fundamentals will be rewarded in the long run.

16 PIMCO Funds Annual Report | 6.30.01

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                   1 year        3 year   5 year    10 year   Inception
                                                                                               (8/26/91)
PIMCO Mid-Cap Fund A Shares                         -5.66%        8.15%   15.64%      --         15.64%

PIMCO Mid-Cap Fund A Shares (adjusted)             -10.85%        6.13%   14.34%      --         14.98%

PIMCO Mid-Cap Fund B Shares                         -6.34%        7.36%   14.79%      --         15.03%

PIMCO Mid-Cap Fund B Shares (adjusted)              -9.74%        6.61%   14.56%      --         15.03%

PIMCO Mid-Cap Fund C Shares (adjusted)              -7.04%        7.37%   14.79%      --         14.79%

Russell Mid-Cap Index                                0.95%        8.17%   14.24%      --        --

Lipper Mid-Cap Core Fund Average                     1.08%       11.67%   14.23%      --        --

TOP 10 HOLDINGS % of Total Investments

   International Game Technology                   2.4%
   Tenet Healthcare Corp.                          1.9%
   Heller Financial, Inc.                          1.8%
   McCormick & Co.                                 1.7%
   Ace Ltd.                                        1.6%
   Old Republic International Corp.                1.6%
   USA Education, Inc.                             1.6%
   Jones Apparel Group, Inc.                       1.5%
   Dime Bancorp, Inc.                              1.5%
   Pacific Century Financial Corp.                 1.5%
   Top Ten Total                                  17.1%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services                  30.7%
   Energy                                         13.8%
   Technology                                     13.4%
   Utilities                                      12.2%
   Health Care                                     9.8%

PORTFOLIO COMPOSITION

   Common Stock                                   93.0%
   Cash Equivalents                                7.0%

CHANGE IN VALUE For periods ended 6/30/01

                                     [GRAPH]

                                                                                         Russell
                       PIMCO Mid-Cap A     PIMCO Mid-Cap B       PIMCO Mid-Cap C      Mid-Cap Index
                      ================     ================     ================     ================
   08/31/1991              9,450               10,000                10,000               10,000
   09/30/1991              9,400                9,940                 9,940                9,942
   10/31/1991              9,741               10,295                10,295               10,145
   11/30/1991              9,463                9,995                 9,995                9,726
   12/31/1991             10,694               11,288                11,288               10,816
   01/31/1992             10,702               11,290                11,290               11,019
   02/29/1992             10,803               11,390                11,390               11,272
   03/31/1992             10,477               11,038                11,038               10,984
   04/30/1992             10,404               10,955                10,955               11,070
   05/31/1992             10,410               10,954                10,954               11,142
   06/30/1992             10,131               10,654                10,654               10,961
   07/31/1992             10,406               10,936                10,936               11,419
   08/31/1992             10,098               10,606                10,606               11,156
   09/30/1992             10,428               10,946                10,946               11,388
   10/31/1992             10,765               11,293                11,293               11,666
   11/30/1992             11,410               11,962                11,962               12,254
   12/31/1992             11,629               12,184                12,184               12,583
   01/31/1993             12,056               12,624                12,624               12,835
   02/28/1993             11,680               12,223                12,223               12,849
   03/31/1993             12,153               12,710                12,710               13,267
   04/30/1993             11,816               12,350                12,350               12,916
   05/31/1993             12,318               12,867                12,867               13,326
   06/30/1993             12,695               13,253                13,253               13,476
   07/31/1993             12,535               13,077                13,077               13,541
   08/31/1993             13,151               13,712                13,712               14,143
   09/30/1993             13,500               14,067                14,067               14,198
   10/31/1993             13,359               13,911                13,911               14,209
   11/30/1993             12,981               13,510                13,510               13,880
   12/31/1993             13,410               13,947                13,947               14,383
   01/31/1994             13,683               14,222                14,222               14,779
   02/28/1994             13,660               14,190                14,190               14,578
   03/31/1994             13,157               13,659                13,659               13,957
   04/30/1994             13,201               13,695                13,695               14,053
   05/31/1994             12,957               13,434                13,434               14,072
   06/30/1994             12,522               12,974                12,974               13,656
   07/31/1994             12,801               13,255                13,255               14,124
   08/31/1994             13,467               13,936                13,936               14,794
   09/30/1994             13,118               13,567                13,567               14,432
   10/31/1994             13,378               13,827                13,827               14,543
   11/30/1994             12,742               13,161                13,161               13,901
   12/31/1994             13,041               13,461                13,461               14,082
   01/31/1995             12,912               13,320                13,320               14,371
   02/28/1995             13,693               14,118                14,118               15,115
   03/31/1995             14,129               14,558                14,558               15,547
   04/30/1995             14,443               14,873                14,873               15,782
   05/31/1995             14,936               15,372                15,372               16,300
   06/30/1995             15,812               16,264                16,264               16,848
   07/31/1995             17,299               17,782                17,782               17,666
   08/31/1995             17,427               17,903                17,903               17,937
   09/30/1995             17,670               18,142                18,142               18,342
   10/31/1995             17,393               17,846                17,846               17,932
   11/30/1995             17,723               18,173                18,173               18,824
   12/31/1995             17,834               18,275                18,275               18,933
   01/31/1996             18,181               18,619                18,619               19,332
   02/29/1996             18,616               19,054                19,054               19,786
   03/31/1996             18,844               19,274                19,274               20,073
   04/30/1996             19,231               19,659                19,659               20,641
   05/31/1996             19,550               19,972                19,972               20,953
   06/30/1996             19,146               19,547                19,547               20,638
   07/31/1996             18,224               18,593                18,593               19,361
   08/31/1996             19,212               19,589                19,589               20,283
   09/30/1996             20,554               20,945                20,945               21,285
   10/31/1996             20,685               21,065                21,065               21,455
   11/30/1996             21,937               22,327                22,327               22,762
   12/31/1996             21,914               22,289                22,289               22,530
   01/31/1997             22,809               23,183                23,196               23,373
   02/28/1997             22,416               22,783                22,783               23,338
   03/31/1997             21,776               22,108                22,107               22,346
   04/30/1997             22,231               22,558                22,558               22,902
   05/31/1997             23,756               24,097                24,097               24,573
   06/30/1997             24,901               25,235                25,248               25,377
   07/31/1997             27,201               27,563                27,562               27,494
   08/31/1997             27,164               27,500                27,500               27,194
   09/30/1997             29,059               29,402                29,402               28,747
   10/31/1997             28,444               28,752                28,751               27,628
   11/30/1997             28,629               28,927                28,938               28,286
   12/31/1997             29,283               29,577                29,576               29,067
   01/31/1998             28,761               29,021                29,020               28,520
   02/28/1998             30,443               30,703                30,702               30,750
   03/31/1998             31,369               31,617                31,616               32,208
   04/30/1998             31,812               32,041                32,054               32,289
   05/31/1998             30,716               30,929                30,928               31,291
   06/30/1998             31,303               31,485                31,484               31,724
   07/31/1998             30,389               30,560                30,559               30,211
   08/31/1998             24,965               25,089                25,089               25,377
   09/30/1998             26,765               26,898                26,878               27,019
   10/31/1998             27,496               27,633                27,592               28,862
   11/30/1998             29,008               29,152                29,091               30,227
   12/31/1998             31,468               31,625                31,552               31,998
   01/31/1999             30,111               30,262                30,160               31,944
   02/28/1999             28,467               28,609                28,505               30,880
   03/31/1999             28,604               28,747                28,630               31,847
   04/30/1999             30,071               30,221                30,076               34,200
   05/31/1999             30,002               30,152                29,980               34,101
   06/30/1999             31,262               31,418                31,233               35,305
   07/31/1999             30,399               30,551                30,343               34,334
   08/31/1999             29,372               29,518                29,299               33,445
   09/30/1999             28,811               28,955                28,727               32,267
   10/31/1999             29,785               29,933                29,675               33,797
   11/30/1999             31,482               31,639                31,346               34,770
   12/31/1999             35,415               35,591                35,243               37,830
   01/31/2000             34,565               34,737                34,365               36,578
   02/29/2000             42,062               42,271                41,805               39,391
   03/31/2000             43,791               44,009                43,490               41,648
   04/30/2000             41,071               41,276                40,772               39,678
   05/31/2000             40,180               40,380                39,854               38,626
   06/30/2000             41,980               42,189                41,624               39,770
   07/31/2000             41,031               41,236                40,662               39,324
   08/31/2000             44,671               44,893                44,228               43,091
   09/30/2000             45,260               45,486                44,786               42,475
   10/31/2000             44,464               44,685                43,962               41,821
   11/30/2000             41,485               41,691                40,994               38,057
   12/31/2000             45,310               45,535                44,741               40,953
   01/31/2001             43,239               43,454                42,665               41,613
   02/28/2001             41,825               42,033                41,261               39,079
   03/31/2001             39,809               40,007                39,244               36,656
   04/30/2001             41,167               41,372                40,551               39,790
   05/31/2001             41,356               41,562                40,705               40,530
   06/30/2001             39,602               39,800                38,975               40,149

Investment Process

The Fund managers use a "growth-at-a-reasonable-price" investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

*Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 34 for footnotes, which include additional details.


                                          6.30.01 | PIMCO Funds Annual Report 17

A GROWTH FUND

PIMCO Opportunity Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of companies with market capitalizations of between $100 million and $2 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
113 (not including short-term instruments)

FUND INCEPTION DATE:
2/24/84

TOTAL NET ASSETS: $465.7 million

PORTFOLIO MANAGER:
Michael Gaffney


[PHOTO]

Michael Gaffney
Portfolio Manager

Mr. Gaffney is a Managing Director and head of small-cap growth management at PIMCO Equity Advisors. He has more than 14 years of investment experience.

Fund holds top Lipper ranking since inception

Over the past year, the stock market in general and growth stocks in particular were mired in a bear market. Substantial price corrections damaged small-cap growth stocks, and PIMCO Opportunity Fund felt the sting of this volatility as investors flocked to large-cap stocks in a perceived "flight to safety." Nonetheless, we remain confident in the Fund's long-term strategy. According to Lipper, it remains the best-performing small-cap growth fund since its inception, with Class A shares returning a solid 16.11% annually over that time.

Defensive stocks boosted returns

The Fund's holdings in non-cyclical sectors--industries that have a history of performing well even when the economy is slowing--greatly helped performance. With market conditions so volatile, we increased the Fund's exposure to healthcare and consumer-related stocks--such as cable companies--which rallied the portfolio's performance. Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services, garnered particularly good returns. As a market leader in a defensive industry, Healthsouth grew more attractive to investors as the market became increasingly volatile. Ilex Oncology also posted stellar returns due to recent FDA approval of its new cancer-fighting drug.

"As the economy recovers, the environment could be right for small-cap growth stocks to turn in a strong performance."

                                                           Michael Gaffney

Technology and energy contributed mixed results

In late 2000 and early 2001, the technology sector declined sharply. Although we had reduced the number of technology holdings in the portfolio, downward pressure on valuations took its toll. Still, by the second quarter of 2001, technology stocks experienced a significant rebound. Speechworks International, Digital Lightwave and Microtune all posted strong gains during this period. Energy stocks also posted mixed results for the year. The sector performed well for several quarters but disappointed as commodity prices lowered and the economy decelerated, decreasing consumer demand for energy.

Small-cap growth could outperform as the economy rebounds

Our near-term outlook for the Fund is fairly optimistic. Valuations appear to have readjusted and market conditions do not seem to be getting any worse. As the economy begins to feel the effects of the Fed's interest rate cuts, we anticipate that small-cap growth stocks could outperform.

18 PIMCO Funds Annual Report | 6.30.01

PIMCO Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                    1 year     3 year   5 year      10 year    Inception
                                                                                                 (2/24/84)
PIMCO Opportunity Fund A Shares                     -25.68%     5.22%   3.71%       16.30%        16.11%

PIMCO Opportunity Fund A Shares (adjusted)          -29.77%     3.26%   2.55%       15.64%        15.73%

PIMCO Opportunity Fund B Shares                     -26.19%     4.50%   2.97%       15.70%        15.75%

PIMCO Opportunity Fund B Shares (adjusted)          -29.08%     4.00%   2.82%       15.70%        15.75%

PIMCO Opportunity Fund C Shares (adjusted)          -26.83%     4.48%   2.96%       15.45%        15.26%

Russell 2000 Index                                    0.66%     5.31%   9.62%       13.50%       --

Lipper Small-Cap Growth Fund Average                -18.98%    10.18%   9.91%       14.72%       --

TOP 10 HOLDINGS % of Total Investments
   Millicom International Cellular SA                1.7%
   Titan Pharmaceuticals, Inc.                       1.6%
   Arthur J. Gallagher & Co.                         1.6%
   Optimal Robotics Corp.                            1.6%
   Investors Financial Services Corp.                1.5%
   Digital Lightwave, Inc.                           1.4%
   HEALTHSOUTH Corp.                                 1.4%
   Universal Health Services, Inc.                   1.3%
   Genesco, Inc.                                     1.3%
   Affiliated Managers Group, Inc.                   1.3%
   Top Ten Total                                    14.7%

TOP 5 RELATED INDUSTRIES

   Technology                                       22.1%
   Health Care                                      17.5%
   Consumer Discretionary                           17.2%
   Financial & Business Services                    14.2%
   Communications                                    6.7%

PORTFOLIO COMPOSITION

   Common Stock                                     94.9%
   Cash Equivalents                                  5.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                            PIMCO                PIMCO               PIMCO               Russell
                        Opportunity A        Opportunity B       Opportunity C         2000 Index
                      ================     ================     ================     ================
    02/29/1984             9,450               10,000                10,000               10,000
    03/31/1984             9,087                9,610                 9,610               10,059
    04/30/1984             9,246                9,771                 9,771               10,004
    05/31/1984             8,981                9,486                 9,486                9,485
    06/30/1984             9,275                9,791                 9,790                9,757
    07/31/1984             9,046                9,542                 9,542                9,281
    08/31/1984            10,520               11,091                11,091               10,373
    09/30/1984            10,136               10,679                10,680               10,293
    10/31/1984            10,034               10,564                10,564               10,104
    11/30/1984             9,642               10,144                10,145                9,835
    12/31/1984            10,143               10,665                10,666                9,995
    01/31/1985            11,884               12,489                12,490               11,320
    02/28/1985            12,135               12,745                12,746               11,624
    03/31/1985            11,570               12,143                12,145               11,386
    04/30/1985            11,361               11,916                11,918               11,245
    05/31/1985            11,829               12,399                12,401               11,658
    06/30/1985            12,100               12,675                12,677               11,790
    07/31/1985            12,380               12,960                12,963               12,120
    08/31/1985            12,030               12,586                12,588               12,004
    09/30/1985            11,350               11,866                11,869               11,278
    10/31/1985            11,700               12,224                12,227               11,706
    11/30/1985            12,565               13,120                13,123               12,549
    12/31/1985            13,269               13,847                13,850               13,101
    01/31/1986            13,338               13,911                13,914               13,308
    02/28/1986            14,194               14,795                14,799               14,264
    03/31/1986            14,850               15,470                15,474               14,956
    04/30/1986            15,325               15,954                15,959               15,177
    05/31/1986            16,068               16,718                16,723               15,701
    06/30/1986            16,322               16,971                16,976               15,682
    07/31/1986            14,515               15,082                15,086               14,215
    08/31/1986            14,646               15,209                15,213               14,668
    09/30/1986            13,405               13,910                13,914               13,763
    10/31/1986            13,840               14,352                14,357               14,309
    11/30/1986            14,096               14,609                14,613               14,260
    12/31/1986            13,970               14,469                14,473               13,848
    01/31/1987            15,566               16,113                16,118               15,450
    02/28/1987            17,050               17,640                17,645               16,750
    03/31/1987            17,726               18,328                18,333               17,200
    04/30/1987            17,286               17,862                17,867               16,703
    05/31/1987            17,105               17,664                17,669               16,650
    06/30/1987            17,398               17,956                17,960               17,076
    07/31/1987            18,053               18,620                18,625               17,607
    08/31/1987            19,037               19,622                19,628               18,125
    09/30/1987            18,935               19,506                19,511               17,791
    10/31/1987            14,011               14,423                14,427               12,344
    11/30/1987            13,170               13,549                13,552               11,682
    12/31/1987            14,975               15,397                15,400               12,621
    01/31/1988            14,883               15,292                15,295               13,169
    02/29/1988            16,044               16,476                16,480               14,354
    03/31/1988            16,682               17,120                17,125               15,028
    04/30/1988            17,160               17,599                17,605               15,368
    05/31/1988            16,513               16,925                16,930               14,951
    06/30/1988            18,103               18,545                18,549               16,018
    07/31/1988            17,207               17,616                17,620               15,865
    08/31/1988            16,734               17,121                17,125               15,459
    09/30/1988            17,360               17,751                17,755               15,867
    10/31/1988            16,932               17,302                17,305               15,691
    11/30/1988            16,634               16,987                16,990               15,168
    12/31/1988            17,202               17,556                17,559               15,762
    01/31/1989            18,183               18,546                18,549               16,465
    02/28/1989            17,973               18,322                18,324               16,586
    03/31/1989            18,705               19,056                19,059               16,977
    04/30/1989            20,026               20,390                20,394               17,717
    05/31/1989            21,453               21,830                21,833               18,479
    06/30/1989            20,729               21,081                21,083               18,058
    07/31/1989            22,379               22,747                22,748               18,760
    08/31/1989            23,101               23,465                23,468               19,217
    09/30/1989            23,307               23,660                23,663               19,277
    10/31/1989            21,949               22,267                22,268               18,134
    11/30/1989            22,406               22,716                22,718               18,250
    12/31/1989            22,641               22,941                22,942               18,323
    01/31/1990            20,588               20,847                20,848               16,722
    02/28/1990            21,251               21,505                21,506               17,241
    03/31/1990            22,133               22,385                22,385               17,918
    04/30/1990            21,662               21,895                21,895               17,332
    05/31/1990            23,681               23,922                23,922               18,560
    06/30/1990            24,181               24,413                24,412               18,609
    07/31/1990            23,979               24,193                24,192               17,793
    08/31/1990            21,164               21,338                21,337               15,413
    09/30/1990            20,004               20,156                20,155               14,043
    10/31/1990            19,330               19,463                19,462               13,185
    11/30/1990            20,835               20,967                20,966               14,191
    12/31/1990            21,150               21,259                21,257               14,748
    01/31/1991            23,175               23,278                23,277               16,077
    02/28/1991            24,750               24,845                24,844               17,880
    03/31/1991            27,260               27,364                27,351               19,134
    04/30/1991            26,637               26,738                26,724               19,085
    05/31/1991            29,302               29,414                29,405               19,994
    06/30/1991            26,515               26,617                26,585               18,838
    07/31/1991            28,800               28,910                28,866               19,497
    08/31/1991            30,392               30,508                30,450               20,216
    09/30/1991            31,067               31,186                31,112               20,374
    10/31/1991            32,850               32,976                32,871               20,912
    11/30/1991            30,652               30,769                30,660               19,944
    12/31/1991            35,710               35,847                35,732               21,540
    01/31/1992            38,434               38,581                38,415               23,287
    02/29/1992            39,805               39,957                39,757               23,967
    03/31/1992            38,453               38,600                38,396               23,156
    04/30/1992            36,338               36,477                36,249               22,343
    05/31/1992            36,681               36,822                36,575               22,640
    06/30/1992            35,824               35,961                35,693               21,576
    07/31/1992            37,252               37,395                37,074               22,326
    08/31/1992            35,748               35,885                35,559               21,695
    09/30/1992            37,786               37,931                37,571               22,195
    10/31/1992            39,843               39,995                39,584               22,895
    11/30/1992            43,157               43,322                42,842               24,648
    12/31/1992            46,271               46,448                45,900               25,506
    01/31/1993            49,141               49,329                48,711               26,369
    02/28/1993            46,541               46,719                46,133               25,761
    03/31/1993            49,912               50,102                49,429               26,596
    04/30/1993            48,236               48,421                47,743               25,865
    05/31/1993            52,472               52,673                51,930               27,009
    06/30/1993            55,245               55,456                54,624               27,177
    07/31/1993            57,227               57,446                56,542               27,552
    08/31/1993            61,097               61,331                60,342               28,742
    09/30/1993            64,371               64,617                63,520               29,553
    10/31/1993            63,966               64,210                63,094               30,314
    11/30/1993            60,653               60,885                59,799               29,327
    12/31/1993            63,452               63,695                62,499               30,329
    01/31/1994            65,907               66,159                64,890               31,279
    02/28/1994            64,327               64,573                63,296               31,165
    03/31/1994            59,376               59,604                58,366               29,524
    04/30/1994            59,419               59,646                58,387               29,699
    05/31/1994            56,319               56,534                55,302               29,365
    06/30/1994            51,429               51,626                50,456               28,374
    07/31/1994            54,571               54,779                53,518               28,841
    08/31/1994            58,835               59,060                57,651               30,447
    09/30/1994            60,063               60,293                58,826               30,344
    10/31/1994            63,205               63,447                61,867               30,221
    11/30/1994            59,813               60,042                58,511               29,000
    12/31/1994            60,895               61,128                59,538               29,776
    01/31/1995            58,942               59,168                57,566               29,400
    02/28/1995            62,206               62,444                60,729               30,624
    03/31/1995            65,383               65,633                63,805               31,149
    04/30/1995            67,272               67,530                65,604               31,841
    05/31/1995            68,624               68,887                66,860               32,388
    06/30/1995            75,042               75,329                73,077               34,069
    07/31/1995            82,125               82,439                79,945               36,031
    08/31/1995            81,223               81,534                79,012               36,777
    09/30/1995            83,885               84,206                81,548               37,433
    10/31/1995            81,182               81,492                78,860               35,759
    11/30/1995            84,917               85,241                82,436               37,262
    12/31/1995            86,817               87,149                84,261               38,245
    01/31/1996            82,750               83,067                80,227               38,203
    02/29/1996            86,630               86,962                83,965               39,394
    03/31/1996            90,138               90,483                87,323               40,196
    04/30/1996            99,173               99,552                95,989               42,345
    05/31/1996           105,868              106,273               102,407               44,014
    06/30/1996           100,021              100,403                96,693               42,207
    07/31/1996            87,822               88,158                84,859               38,520
    08/31/1996            92,339               92,692                89,164               40,757
    09/30/1996            99,274               99,654                95,797               42,350
    10/31/1996            93,137               93,494                89,814               41,697
    11/30/1996            93,776               94,135                90,357               43,415
    12/31/1996            97,593               97,966                93,990               44,553
    01/31/1997            94,018               94,378                90,472               45,443
    02/28/1997            84,524               84,847                81,311               44,341
    03/31/1997            77,712               78,010                74,685               42,249
    04/30/1997            76,017               76,308                73,006               42,366
    05/31/1997            87,239               87,573                83,753               47,080
    06/30/1997            90,477               90,823                86,796               49,098
    07/31/1997            93,591               93,949                89,744               51,382
    08/31/1997            97,383               97,755                93,294               52,559
    09/30/1997           104,598              104,998               100,173               56,406
    10/31/1997            96,674               97,043                92,502               53,930
    11/30/1997            93,068               93,424                89,015               53,579
    12/31/1997            93,658               94,016                89,526               54,517
    01/31/1998            92,078               92,431                87,929               53,656
    02/28/1998           101,581              101,970                96,970               57,626
    03/31/1998           105,199              105,601               100,336               60,000
    04/30/1998           104,706              105,107                99,825               60,332
    05/31/1998            98,524               98,901                93,876               57,080
    06/30/1998           103,029              103,424                98,091               57,200
    07/31/1998            94,179               94,540                89,626               52,567
    08/31/1998            70,964               71,236                67,497               42,358
    09/30/1998            76,584               76,877                72,796               45,675
    10/31/1998            79,908               80,214                75,890               47,539
    11/30/1998            86,453               86,783                82,075               50,030
    12/31/1998            95,522               95,887                90,676               53,126
    01/31/1999           100,087              100,470                94,983               53,833
    02/28/1999            88,447               88,786                83,851               49,472
    03/31/1999            94,524               94,885                89,545               50,244
    04/30/1999           100,923              101,309                95,526               54,746
    05/31/1999            99,530               99,911                94,189               55,545
    06/30/1999           107,114              107,524               101,215               58,056
    07/31/1999           107,746              108,159               101,803               56,465
    08/31/1999           105,602              106,006                99,756               54,376
    09/30/1999           108,147              108,561               102,061               54,387
    10/31/1999           112,679              113,110               106,286               54,605
    11/30/1999           126,899              127,384               119,593               57,864
    12/31/1999           157,659              158,262               148,702               64,415
    01/31/2000           158,684              159,291               149,535               63,378
    02/29/2000           203,781              204,561               191,943               73,841
    03/31/2000           190,128              190,855               178,910               68,975
    04/30/2000           155,145              155,738               145,972               64,823
    05/31/2000           139,909              140,445               131,477               61,044
    06/30/2000           161,483              162,101               151,712               66,367
    07/31/2000           150,389              150,965               141,183               64,230
    08/31/2000           173,188              173,851               162,473               69,130
    09/30/2000           166,642              167,279               156,234               67,098
    10/31/2000           152,777              153,362               143,189               64,105
    11/30/2000           120,159              120,619               112,532               57,522
    12/31/2000           136,068              136,589               127,364               62,463
    01/31/2001           135,565              136,084               126,791               65,717
    02/28/2001           113,265              113,698               105,870               61,406
    03/31/2001           101,293              101,680                94,595               58,403
    04/30/2001           115,281              115,722               107,592               62,971
    05/31/2001           116,860              117,307               109,023               64,520
    06/30/2001           120,004              120,463               111,880               66,804

Investment Process

The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager's thorough, bottom-up analysis combines quantitative and qualitative criteria that results in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio's risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

*Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 19

A VALUE FUND

PIMCO Renaissance Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
4/18/88

TOTAL NET ASSETS:
$1.4 billion

PORTFOLIO MANAGER:
John Schneider


[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund posted impressive gain of more than 38%

We are pleased to report that PIMCO Renaissance Fund continued to post strong results, with Class A shares returning 38.39% for the year ended June 30, 2001. While the decelerating economy and corporate earnings disappointments weighed heavily on the stock market, lower stock prices created attractive opportunities for value investors. Prescient stock selection enabled the Fund to significantly outperform its benchmark, the Russell Mid-Cap Value Index, which returned 23.92%.

Value-oriented market offered widespread opportunities

In the first three quarters of the period, healthcare flourished, and the Fund benefited from sound stock selection. Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services, generated steady returns throughout the year. As a market leader in a defensive industry, Healthsouth became progressively more attractive to investors as the market became increasingly volatile. And while healthcare stocks struggled later in the period, with both Pacificare and Aetna contributing negatively to the Fund, this impact was overpowered by the strong performance of the Fund's financial services holdings. Companies such as Sovereign Bank and the Bank of Hawaii benefited from lowered interest rates. Within the consumer discretionary sector, JC Penny was the best performer, boasting a stellar return of 67% for the last quarter. The basic materials sector also performed well, especially in the latter part of the year.


"Value stocks should continue to fare well as the economy reaccelerates."

                                                            John Schneider

Limited exposure to the technology sector contributed to performance

Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Due to the volatile market, tech stocks were quite unpredictable this year, experiencing a dramatic sell-off during the second half of 2000. We intend to remain underweight in the sector until we see evidence of a sustainable recovery.

Industrial America should remain a focus

The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund. In the future, we plan to maintain our emphasis on industrial America while steering away from the consumer sector.

20 PIMCO Funds Annual Report | 6.30.01

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                     1 year     3 year       5 year       10 year   Inception
                                                                                                   (4/18/88)
PIMCO Renaissance Fund A Shares                      38.39%       16.29%       22.34%       19.13%    15.51%

PIMCO Renaissance Fund A Shares (adjusted)           30.77%       14.12%       20.97%       18.46%    15.02%

PIMCO Renaissance Fund B Shares                      37.23%       15.32%       21.39%       18.52%    15.06%

PIMCO Renaissance Fund B Shares (adjusted)           32.23%       14.58%       21.20%       18.52%    15.06%

PIMCO Renaissance Fund C Shares (adjusted)           36.29%       15.41%       21.43%       18.24%    14.65%

Russell 1000 Value Index                             10.34%        5.36%       14.95%       15.78%   --

Russell Mid-Cap Value Index                          23.92%        6.43%       14.16%       16.01%   --

Lipper Mid-Cap Value Fund Average                    25.43%        9.27%       13.97%       13.81%   --

TOP 10 HOLDINGS % of Total Investments

   Alcan, Inc.                                      4.5%
   Ace Ltd.                                         4.5%
   AT&T Corp.                                       4.2%
   PartnerRe Ltd.                                   4.0%
   Aon Corp.                                        3.9%
   Navistar International Corp.                     3.9%
   Sprint Corp.                                     3.8%
   Niagara Mohawk Holdings, Inc.                    3.2%
   Diamond Offshore Drilling, Inc.                  2.9%
   Aetna, Inc.                                      2.9%
   Top Ten Total                                   37.8%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services                   21.2%
   Materials & Processing                          10.7%
   Communications                                  10.5%
   Capital Goods                                    8.9%
   Consumer Discretionary                           7.2%

PORTFOLIO COMPOSITION

   Common Stock                                    90.7%
   Cash Equivalents                                 9.3%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                            PIMCO                PIMCO              PIMCO             Russell 1000        Russell Mid-Cap
                        Renaissance A        Renaissance B       Renaissance C         Value Index          Value Index
                      ================     ================     ================     ================     ================
    04/30/1988             9,450               10,000                10,000               10,000               10,001
    05/31/1988             9,460               10,000                10,000               10,145               10,072
    06/30/1988             9,671               10,220                10,220               10,625               10,719
    07/31/1988             9,652               10,190                10,190               10,628               10,643
    08/31/1988             9,516               10,038                10,038               10,419               10,525
    09/30/1988             9,652               10,180                10,180               10,758               10,843
    10/31/1988             9,770               10,291                10,291               11,002               10,968
    11/30/1988             9,711               10,230                10,230               10,868               10,706
    12/31/1988            10,030               10,561                10,561               11,000               10,886
    01/31/1989            10,340               10,872                10,872               11,754               11,544
    02/28/1989            10,280               10,810                10,810               11,568               11,569
    03/31/1989            10,380               10,904                10,904               11,822               11,795
    04/30/1989            10,653               11,187                11,187               12,307               12,286
    05/31/1989            10,956               11,501                11,501               12,797               12,764
    06/30/1989            11,036               11,574                11,574               12,748               12,811
    07/31/1989            11,251               11,797                11,797               13,608               13,627
    08/31/1989            11,599               12,148                12,148               13,945               14,033
    09/30/1989            11,465               11,998                11,998               13,812               13,819
    10/31/1989            11,258               11,772                11,772               13,319               13,112
    11/30/1989            11,237               11,751                11,751               13,472               13,199
    12/31/1989            11,240               11,741                11,741               13,770               13,356
    01/31/1990            10,690               11,160                11,160               12,912               12,408
    02/28/1990            10,690               11,160                11,160               13,238               12,657
    03/31/1990            10,967               11,435                11,435               13,373               12,803
    04/30/1990            10,638               11,082                11,082               12,852               12,105
    05/31/1990            11,296               11,765                11,765               13,919               13,086
    06/30/1990            11,249               11,705                11,705               13,603               12,805
    07/31/1990            10,947               11,383                11,383               13,484               12,444
    08/31/1990            10,199               10,596                10,596               12,298               11,181
    09/30/1990             9,478                9,837                 9,837               11,703               10,304
    10/31/1990             9,093                9,427                 9,427               11,543                9,886
    11/30/1990             9,396                9,741                 9,741               12,343               10,763
    12/31/1990             9,575                9,926                 9,926               12,657               11,209
    01/31/1991             9,883               10,232                10,232               13,227               11,909
    02/28/1991            10,485               10,844                10,844               14,106               12,860
    03/31/1991            10,729               11,096                11,096               14,315               13,289
    04/30/1991            10,848               11,207                11,207               14,421               13,522
    05/31/1991            11,408               11,787                11,787               14,959               14,133
    06/30/1991            11,013               11,365                11,365               14,329               13,569
    07/31/1991            11,422               11,776                11,776               14,929               14,222
    08/31/1991            11,891               12,249                12,249               15,201               14,634
    09/30/1991            12,075               12,439                12,439               15,089               14,504
    10/31/1991            12,331               12,690                12,690               15,339               14,782
    11/30/1991            11,941               12,288                12,288               14,552               14,089
    12/31/1991            12,864               13,226                13,226               15,771               15,459
    01/31/1992            13,086               13,454                13,454               15,796               15,856
    02/29/1992            13,358               13,709                13,709               16,183               16,447
    03/31/1992            13,098               13,435                13,435               15,948               16,197
    04/30/1992            13,111               13,448                13,448               16,635               16,610
    05/31/1992            13,248               13,576                13,576               16,718               16,765
    06/30/1992            13,097               13,415                13,415               16,614               16,636
    07/31/1992            13,410               13,723                13,723               17,255               17,303
    08/31/1992            13,235               13,531                13,531               16,728               16,797
    09/30/1992            13,369               13,665                13,665               16,959               17,133
    10/31/1992            13,331               13,626                13,626               16,975               17,492
    11/30/1992            13,685               13,975                13,975               17,532               18,228
    12/31/1992            13,979               14,254                14,254               17,949               18,809
    01/31/1993            14,183               14,463                14,463               18,471               19,285
    02/28/1993            14,056               14,332                14,332               19,121               19,702
    03/31/1993            14,606               14,874                14,874               19,685               20,385
    04/30/1993            14,490               14,743                14,743               19,432               20,027
    05/31/1993            14,837               15,084                15,084               19,823               20,477
    06/30/1993            15,134               15,380                15,380               20,260               20,903
    07/31/1993            15,471               15,722                15,722               20,487               21,133
    08/31/1993            16,480               16,723                16,723               21,226               21,854
    09/30/1993            16,753               16,994                16,994               21,260               21,797
    10/31/1993            16,987               17,232                17,232               21,246               21,551
    11/30/1993            16,571               16,783                16,783               20,807               21,053
    12/31/1993            17,069               17,281                17,281               21,202               21,748
    01/31/1994            17,563               17,768                17,768               22,005               22,380
    02/28/1994            17,376               17,565                17,565               21,252               21,982
    03/31/1994            16,422               16,593                16,593               20,462               21,131
    04/30/1994            16,314               16,470                16,470               20,854               21,442
    05/31/1994            16,234               16,389                16,389               21,094               21,470
    06/30/1994            15,856               16,000                16,000               20,589               21,075
    07/31/1994            16,248               16,382                16,382               21,230               21,918
    08/31/1994            17,032               17,148                17,148               21,839               22,731
    09/30/1994            16,993               17,114                17,114               21,115               22,019
    10/31/1994            16,952               17,059                17,059               21,409               22,000
    11/30/1994            16,258               16,346                16,346               20,544               21,029
    12/31/1994            16,326               16,408                16,408               20,781               21,284
    01/31/1995            16,367               16,436                16,436               21,420               21,884
    02/28/1995            16,738               16,795                16,795               22,267               22,989
    03/31/1995            17,191               17,244                17,244               22,756               23,422
    04/30/1995            17,494               17,549                17,549               23,475               23,918
    05/31/1995            17,550               17,604                17,577               24,463               24,880
    06/30/1995            17,991               18,048                18,014               24,794               25,452
    07/31/1995            18,880               18,939                18,892               25,658               26,340
    08/31/1995            19,102               19,162                19,101               26,020               26,856
    09/30/1995            19,727               19,789                19,707               26,961               27,471
    10/31/1995            19,769               19,831                19,749               26,693               26,936
    11/30/1995            20,732               20,796                20,686               28,045               28,409
    12/31/1995            20,993               21,058                20,938               28,750               28,719
    01/31/1996            21,705               21,773                21,635               29,646               29,417
    02/29/1996            22,002               22,071                21,917               29,870               29,696
    03/31/1996            22,180               22,249                22,078               30,378               30,323
    04/30/1996            22,537               22,608                22,435               30,494               30,580
    05/31/1996            23,073               23,146                22,940               30,876               30,871
    06/30/1996            23,134               23,206                22,988               30,901               30,905
    07/31/1996            22,132               22,201                21,990               29,733               29,434
    08/31/1996            23,014               23,086                22,839               30,584               30,667
    09/30/1996            24,140               24,215                23,947               31,799               31,792
    10/31/1996            24,966               25,044                24,753               33,029               32,629
    11/30/1996            26,241               26,323                26,006               35,424               34,678
    12/31/1996            26,312               26,394                26,046               34,972               34,532
    01/31/1997            27,263               27,348                26,972               36,667               35,616
    02/28/1997            27,125               27,210                26,818               37,206               36,218
    03/31/1997            26,438               26,521                26,126               35,868               35,117
    04/30/1997            27,547               27,633                27,208               37,374               36,002
    05/31/1997            29,245               29,336                28,872               39,464               38,123
    06/30/1997            30,785               30,881                30,380               41,157               39,537
    07/31/1997            33,528               33,633                33,042               44,253               42,471
    08/31/1997            32,712               32,815                32,218               42,678               41,974
    09/30/1997            35,095               35,205                34,550               45,255               44,576
    10/31/1997            33,477               33,582                32,936               43,993               43,221
    11/30/1997            34,800               34,908                34,207               45,937               44,678
    12/31/1997            35,764               35,876                35,135               47,278               46,389
    01/31/1998            35,785               35,897                35,135               46,612               45,489
    02/28/1998            38,509               38,629                37,781               49,749               48,527
    03/31/1998            39,966               40,091                39,218               52,793               51,027
    04/30/1998            40,852               40,980                40,051               53,147               50,741
    05/31/1998            40,008               40,133                39,197               52,360               49,554
    06/30/1998            40,325               40,451                39,489               53,031               49,712
    07/31/1998            39,502               39,625                38,636               52,098               47,192
    08/31/1998            32,490               32,592                31,762               44,346               40,557
    09/30/1998            33,631               33,736                32,868               46,891               42,925
    10/31/1998            35,087               35,197                34,265               50,525               45,707
    11/30/1998            37,305               37,421                36,410               52,880               47,311
    12/31/1998            39,879               40,003                38,904               54,678               48,749
    01/31/1999            42,411               42,543                41,335               55,115               47,613
    02/28/1999            40,341               40,467                39,289               54,338               46,566
    03/31/1999            42,144               42,276                41,022               55,463               47,232
    04/30/1999            44,285               44,424                43,089               60,643               51,705
    05/31/1999            42,970               43,104                41,766               59,976               51,922
    06/30/1999            44,332               44,471                43,090               61,715               52,514
    07/31/1999            44,549               44,689                43,284               59,907               51,201
    08/31/1999            43,137               43,272                41,890               57,684               49,429
    09/30/1999            39,898               40,022                38,715               55,665               46,928
    10/31/1999            39,654               39,778                38,452               58,872               48,312
    11/30/1999            41,066               41,194                39,798               58,413               47,428
    12/31/1999            43,793               43,930                42,416               58,693               48,699
    01/31/2000            41,923               42,054                40,559               56,780               45,787
    02/29/2000            39,257               39,379                37,971               52,561               43,873
    03/31/2000            44,222               44,361                42,721               58,973               49,191
    04/30/2000            45,784               45,927                44,242               58,289               49,388
    05/31/2000            47,285               47,433                45,671               58,901               50,237
    06/30/2000            45,815               45,958                44,210               56,209               48,363
    07/31/2000            47,010               47,157                45,337               56,912               49,495
    08/31/2000            50,687               50,845                48,837               60,076               52,529
    09/30/2000            51,857               52,020                49,921               60,629               53,033
    10/31/2000            54,803               54,974                52,722               62,121               54,041
    11/30/2000            54,989               55,161                52,906               59,816               53,338
    12/31/2000            60,312               60,501                57,964               62,813               58,043
    01/31/2001            62,085               62,279                59,628               63,051               57,834
    02/28/2001            62,675               62,871                60,146               61,299               57,591
    03/31/2001            59,592               59,778                57,151               59,135               55,990
    04/30/2001            62,613               62,809                60,014               62,032               59,069
    05/31/2001            63,371               63,569                60,728               63,428               60,747
    06/30/2001            63,402               63,600                60,698               62,020               59,933



Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 21

A GROWTH FUND

PIMCO Select Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

PORTFOLIO:
Common stocks of companies with market capitalizations of at least $10 billion.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
25 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$49.5 million

PORTFOLIO MANAGER:
Ken Corba


[PHOTO]

Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Growth stocks were punished by market volatility

The overall stock market experienced a very volatile and difficult past four quarters, and growth stocks were especially hard hit. Inevitably, growth funds suffered in this climate, and PIMCO Select Growth was no exception. We'd like to reassure you, however, that the Fund's long-term track record remains solid, with Class A shares returning a respectable 13.32% annually since inception.

Financial services, energy stocks buoyed the portfolio

The Fund benefited from its exposure to the financial services sector and to consumer non-cyclical stocks. Stocks such as Citigroup, a dominant franchise in money center banking, boasted positive returns, benefiting from continuous interest rate cuts. American International Group also posted gains, mainly due to increased premiums in many of its insurance lines. Targeting businesses with visible, predictable earnings, the Fund saw noteworthy results from its investments in noncyclical sectors. A larger weighting in mortgage company Freddie Mac aided results. The Fund also received a boost from certain energy holdings, such as El Paso Energy, despite difficulty in the fourth quarter.

Key growth sectors were hit hard

Technology stocks were hit relatively hard during the market's correction, especially in the first quarter. Despite

"We continue to believe that a focus on premier growth companies will reward investors in the long run."

                                                               Ken Corba

strong fundamentals and a lack of sensitivity to the economy, these stocks came under valuation pressure. Through timely sales of several blue-chip companies, the Fund was able to minimize losses. However, in the second quarter, the Fund was hurt by its lack of exposure to tech when stocks that had been beaten down in the first quarter rebounded. Healthcare was a mixed bag over the past twelvemonths. In the first six months the healthcare sector benefited from strong performances by stocks such as Johnson and Johnson. In fact, strength in the company's skin care franchise, along with increased worldwide sales and decreased expenses helped move its stock price higher. However, in the first and second quarters of 2001, healthcare stocks contributed negatively to the portfolio's performance.

Long-term outlook favors quality

In general, there are still no discernable trends in the market. Investors are waiting for signs that an economic recovery is underway. For now, the Fund's strategy is to remain invested in high quality growth companies, a philosophy we believe will bode well for the Fund over the long term.

22 PIMCO Funds Annual Report | 6.30.01

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                     1 year       3 year      5 year   10 year   Inception
                                                                                                (12/28/94)
PIMCO Select Growth Fund A Shares                     -33.13%     -1.77%       10.15%     --      13.32%

PIMCO Select Growth Fund A Shares (adjusted)          -36.81%     -3.61%        8.92%     --      12.34%

PIMCO Select Growth Fund B Shares                     -33.60%     -2.47%        9.36%     --      12.50%

PIMCO Select Growth Fund B Shares (adjusted)          -36.92%     -3.28%        9.08%     --      12.50%

PIMCO Select Growth Fund C Shares (adjusted)          -34.28%     -2.48%        9.36%     --      12.50%

S&P 500 Index                                         -14.83%      3.89%       14.48%     --     --

Lipper Large-Cap Growth Fund Average                  -30.82%      2.46%       11.60%     --     --

TOP 10 HOLDINGS % of Total Investments

   Microsoft Corp.                             7.3%
   American International Group, Inc           6.1%
   Omnicom Group, Inc.                         6.1%
   Citigroup, Inc.                             5.3%
   Philip Morris Cos., Inc.                    5.1%
   Freddie Mac                                 4.9%
   Cardinal Health, Inc.                       4.9%
   First Data Corp.                            4.5%
   Exelon Corp.                                4.5%
   Illinois Tool Works, Inc.                   4.5%
   Top Ten Total                              53.2%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services              29.9%
   Technology                                 17.9%
   Health Care                                16.3%
   Consumer Discretionary                      9.8%
   Consumer Staples                            9.6%

PORTFOLIO COMPOSITION

   Common Stock                               98.8%
   Cash Equivalents                            1.2%

CHANGE IN VALUE For periods ended 6/30/01

                                     [CHART]

                            PIMCO                PIMCO               PIMCO
                       Select Growth A      Select Growth B      Select Growth C       S&P 500 Index
                      ================     ================     ================     ================
   12/31/1994              9,450               10,000                10,000               10,000
   01/31/1995              9,513               10,060                10,060               10,259
   02/28/1995              9,803               10,361                10,361               10,659
   03/31/1995             10,082               10,650                10,650               10,974
   04/30/1995             10,467               11,050                11,050               11,297
   05/31/1995             10,823               11,418                11,418               11,748
   06/30/1995             11,169               11,777                11,777               12,021
   07/31/1995             11,656               12,283                12,283               12,420
   08/31/1995             11,775               12,401                12,401               12,451
   09/30/1995             12,101               12,737                12,737               12,977
   10/31/1995             12,031               12,656                12,656               12,930
   11/30/1995             12,244               12,872                12,872               13,498
   12/31/1995             12,043               12,652                12,652               13,758
   01/31/1996             12,503               13,128                13,128               14,226
   02/29/1996             12,790               13,420                13,420               14,358
   03/31/1996             12,736               13,356                13,356               14,496
   04/30/1996             12,926               13,547                13,547               14,710
   05/31/1996             13,357               13,990                13,990               15,089
   06/30/1996             13,128               13,741                13,741               15,147
   07/31/1996             12,232               12,794                12,794               14,478
   08/31/1996             12,693               13,268                13,268               14,783
   09/30/1996             13,560               14,166                14,166               15,615
   10/31/1996             13,760               14,364                14,364               16,046
   11/30/1996             14,587               15,219                15,219               17,258
   12/31/1996             14,149               14,753                14,753               16,917
   01/31/1997             14,841               15,466                15,466               17,974
   02/28/1997             14,488               15,090                15,090               18,114
   03/31/1997             13,726               14,286                14,286               17,370
   04/30/1997             14,284               14,858                14,858               18,407
   05/31/1997             15,436               16,047                16,047               19,528
   06/30/1997             15,902               16,521                16,521               20,403
   07/31/1997             17,451               18,120                18,120               22,026
   08/31/1997             16,362               16,976                16,976               20,792
   09/30/1997             17,430               18,073                18,073               21,931
   10/31/1997             16,944               17,558                17,558               21,198
   11/30/1997             17,163               17,774                17,774               22,180
   12/31/1997             17,664               18,280                18,280               22,560
   01/31/1998             18,066               18,684                18,684               22,810
   02/28/1998             19,463               20,118                20,118               24,455
   03/31/1998             20,769               21,455                21,455               25,707
   04/30/1998             21,180               21,867                21,867               25,966
   05/31/1998             20,896               21,561                21,561               25,520
   06/30/1998             22,466               23,167                23,167               26,556
   07/31/1998             22,117               22,792                22,792               26,273
   08/31/1998             18,331               18,876                18,876               22,475
   09/30/1998             19,889               20,468                20,468               23,915
   10/31/1998             20,696               21,286                21,286               25,860
   11/30/1998             22,240               22,862                22,862               27,427
   12/31/1998             24,818               25,495                25,495               29,008
   01/31/1999             27,067               27,787                27,787               30,221
   02/28/1999             25,851               26,523                26,523               29,281
   03/31/1999             27,356               28,051                28,051               30,453
   04/30/1999             27,337               28,011                28,011               31,632
   05/31/1999             26,189               26,818                26,818               30,885
   06/30/1999             28,273               28,937                28,937               32,600
   07/31/1999             27,787               28,419                28,419               31,582
   08/31/1999             27,654               28,263                28,263               31,425
   09/30/1999             26,063               26,620                26,620               30,564
   10/31/1999             27,088               27,651                27,651               32,498
   11/30/1999             28,407               28,981                28,981               33,159
   12/31/1999             30,719               31,319                31,319               35,112
   01/31/2000             29,312               29,866                29,866               33,349
   02/29/2000             30,285               30,840                30,840               32,717
   03/31/2000             30,861               31,404                31,404               35,917
   04/30/2000             31,006               31,539                31,539               34,837
   05/31/2000             28,696               29,177                29,177               34,122
   06/30/2000             31,841               32,366                32,366               34,963
   07/31/2000             32,545               33,055                33,055               34,416
   08/31/2000             37,534               38,106                38,106               36,554
   09/30/2000             35,650               36,174                36,174               34,624
   10/31/2000             32,174               32,622                32,622               34,478
   11/30/2000             27,515               27,895                27,895               31,759
   12/31/2000             28,093               28,459                28,467               31,915
   01/31/2001             27,402               27,741                27,735               33,047
   02/28/2001             23,023               23,289                23,284               30,034
   03/31/2001             21,133               21,368                21,377               28,131
   04/30/2001             22,783               23,019                23,027               30,317
   05/31/2001             22,145               22,356                22,364               30,520
   06/30/2001             21,293               21,491                21,485               29,777

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

*Past performance is no guarantee of future results. Select Growth concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments.
 See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 23

AN INTERNATIONAL FUND

PIMCO Select International Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Primarily common stocks of large to medium-capitalization non-U.S. companies.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
245 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/97

TOTAL NET ASSETS:
$94.0 million

PORTFOLIO MANAGER:
Udo Frank


[PHOTO]

Udo Frank
Portfolio Manager

Mr. Frank is Managing Director and Chief Investment Officer of Allianz, and Chief Executive Officer and Chief Investment Officer of PIMCO/Allianz Investment Management. He has over 15 years of investment experience.

Fund has substantially outperformed MSCI EAFE since inception

The extreme volatility that hit the U.S. stock market over the past four quarters struck overseas markets as well. International stocks suffered from weak U.S. economic growth and a worldwide technology sell-off. In this environment, PIMCO Select International Fund had a difficult year. Over the long-term, however, the Fund's Class A shares have returned 16.36% annually since inception, soundly outperforming the MSCI EAFE Index, which returned 5.47% over the same time period.

The euro had its ups and downs

The euro rebounded in December 2000 as evidence surfaced that U.S. economic growth was slowing and interest rates would likely drop. This helped most foreign markets, as investors trimmed U.S. positions in favor of European stocks. In the beginning of 2001 the euro dropped again, but stabilized as the second quarter drew to a close.

Defensive sectors performed well

We continue to favor European companies because of their strong fundamentals as well as the continent's positive macroeconomic environment. As a result of current market conditions, the Fund's strongest holdings have been in that continent's defensive sectors, such as financial services and consumer noncyclicals. One stock that did particularly well in the latter part of 2000 was Heineken. The company saw revenues grow significantly during this period, due in large part to key strategic acquisitions and the weak Euro.

"As the euro gains strength relative to the dollar, the Fund should be poised for an upswing."
                                                            Udo Frank

Japan and Asia hindered performance

The Fund's holdings in Asia hindered performance throughout the year. Although the Fund's limited exposure to Japan minimized a negative contribution to the portfolio, certain investments in Japanese telecom and technology stocks hurt performance.

Near-term strategy remains defensive and opportunistic

We remain cautious about the global economic outlook and, therefore, are not making any large stock or sector bets. We plan to maintain a defensive strategy for the Fund, focusing on financials and consumer non-cyclicals. Within technology, we will look at select companies that have sustainable businesses and are selling at attractive valuations. As the euro gains strength and investors begin to trim U.S. positions, we anticipate that the Fund will begin to see more positive results.

24 PIMCO Funds Annual Report | 6.30.01

PIMCO Select International Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                              1 year         3 year  5 year      10 year   Inception
                                                                                                          (12/31/97)

PIMCO Select International Fund A Shares                      -37.03%         7.89%    --           --      16.36%

PIMCO Select International Fund A Shares (adjusted)           -40.50%         5.87%    --           --      14.49%

PIMCO Select International Fund B Shares                      -37.45%         7.12%    --           --      15.53%

PIMCO Select International Fund B Shares (adjusted)           -38.66%         6.81%    --           --      15.24%

PIMCO Select International Fund C Shares (adjusted)           -37.82%         7.05%    --           --      15.47%

MSCI EAFE Index                                               -23.62%        -1.07%    --           --     --

Lipper International Fund Average                             -24.04%        -0.29%    --           --     --

TOP 10 HOLDINGS % of Total Investments

   United Kingdom/
   Morgan Stanley Capital LLC                                               5.0%
   United Kingdom/
   GlaxoSmithKline PLC                                                      2.3%
   Finland/
   Nokia Corp.                                                              2.0%
   Switzerland/
   Nestle SA                                                                1.8%
   Italy/
   Telecom Italia SpA                                                       1.8%

United Kingdom/
   Vodafone Group PLC                                                       1.7%
   Japan/
   Toyota Motor Corp.                                                       1.6%
   United Kingdom/
   HSBC Holdings PLC                                                        1.5%
   United Kingdom/
   Shell Transport & Trading Co.                                            1.5%
   United Kingdom/
   BP Amoco PLC                                                             1.5%
   Top Ten Total                                                           20.7%

TOP 5 COUNTRIES

   United Kingdom                                                          24.5%
   Japan                                                                   21.1%
   France                                                                  10.4%
   Germany                                                                  9.5%
   Italy                                                                    4.8%

REGIONAL BREAKDOWN

   Asia                                                                    30.8%
   Europe                                                                  66.8%
   North America                                                            0.3%

PORTFOLIO COMPOSITION

   Common Stock                                                            97.9%
   Cash Equivalents                                                         2.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                PIMCO Select           PIMCO Select           PIMCO Select
                               International A        International B        International C        MSCI EAFE Index
                               ===============        ===============        ===============        ===============
    12/31/1997                       9,450                 10,000                 10,000                 10,000
    01/31/1998                       9,806                 10,370                 10,370                 10,460
    02/28/1998                      10,568                 11,171                 11,171                 11,134
    03/31/1998                      11,499                 12,148                 12,148                 11,479
    04/30/1998                      12,052                 12,725                 12,725                 11,572
    05/31/1998                      12,520                 13,211                 13,211                 11,519
    06/30/1998                      12,780                 13,478                 13,478                 11,608
    07/31/1998                      13,276                 13,991                 13,991                 11,729
    08/31/1998                      11,197                 11,792                 11,792                 10,278
    09/30/1998                      10,496                 11,047                 11,047                  9,966
    10/31/1998                      11,105                 11,681                 11,681                 11,007
    11/30/1998                      12,222                 12,849                 12,849                 11,574
    12/31/1998                      13,122                 13,786                 13,786                 12,034
    01/31/1999                      14,170                 14,879                 14,879                 12,001
    02/28/1999                      13,768                 14,447                 14,447                 11,718
    03/31/1999                      14,672                 15,388                 15,388                 12,210
    04/30/1999                      15,782                 16,542                 16,542                 12,707
    05/31/1999                      15,133                 15,851                 15,851                 12,055
    06/30/1999                      16,374                 17,141                 17,141                 12,528
    07/31/1999                      17,297                 18,097                 18,097                 12,903
    08/31/1999                      17,944                 18,763                 18,763                 12,954
    09/30/1999                      18,653                 19,493                 19,493                 13,087
    10/31/1999                      19,554                 20,423                 20,423                 13,581
    11/30/1999                      23,400                 24,428                 24,428                 14,056
    12/31/1999                      27,413                 28,600                 28,600                 15,319
    01/31/2000                      27,054                 28,208                 28,208                 14,348
    02/29/2000                      31,762                 33,100                 33,100                 14,737
    03/31/2000                      29,929                 31,170                 31,170                 15,312
    04/30/2000                      26,778                 27,869                 27,869                 14,509
    05/31/2000                      24,563                 25,545                 25,545                 14,158
    06/30/2000                      25,489                 26,492                 26,492                 14,715
    07/31/2000                      23,937                 24,860                 24,860                 14,101
    08/31/2000                      25,124                 26,079                 26,079                 14,227
    09/30/2000                      23,310                 24,180                 24,180                 13,537
    10/31/2000                      21,506                 22,294                 22,294                 13,220
    11/30/2000                      20,093                 20,796                 20,796                 12,727
    12/31/2000                      20,157                 20,896                 20,896                 13,182
    01/31/2001                      20,478                 21,195                 21,195                 13,190
    02/28/2001                      18,520                 19,164                 19,164                 12,208
    03/31/2001                      16,659                 17,234                 17,234                 11,381
    04/30/2001                      17,462                 17,999                 17,999                 12,165
    05/31/2001                      16,819                 17,368                 17,333                 11,718
    06/30/2001                      16,049                 16,422                 16,534                 11,238

Investment Process

The Fund employs a distinctive, multi-level investment approach, focusing on high-quality securities with strong fundamentals. This process starts with an exhaustive bottom-up research effort focusing on both sector and regional factors. Preference is given to companies with sustainable, higher than average growth rates. This process results in a focused portfolio of between 30 and 60 holdings.

*Past performance is no guarantee of future results. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies, which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the fund's assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 25

A VALUE FUND

PIMCO Small-Cap Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of small-capitalization companies with below-average price-to-earnings ratios.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
100 (not including short-term instruments)

FUND INCEPTION DATE:
10/1/91

TOTAL NET ASSETS:
$410.0 million

PORTFOLIO MANAGERS:
Ben Fischer
Chris Najork
Paul Magnuson
Cliff Hoover


[PHOTO]

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO's NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.


[PHOTO]

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO's NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund returned a strong 37.74%

We are pleased to report that PIMCO Small-Cap Value Fund posted stellar results, with Class A shares returning an impressive 37.74% for the year ending June 30, 2001. Despite a difficult and volatile stock market, the Fund soundly beat the Russell 2000 Index, which returned 0.66%, and its Lipper Category Average, which was up 29.63%.

Investors flocked to value stocks

Market volatility over the past year led to investor preference for lower valuation securities. The Small-Cap Value Fund's strict, style-pure discipline allowed it to capitalize on this trend and take advantage of many attractive opportunities in the value market. In the first three quarters of the year, the energy and utility industries in particular helped boost returns as investors flocked to energy stocks for their defensive qualities. An increase in the price of oil as well as a supply/demand imbalance in natural gas provided many energy companies with wider profit margins, while the California electricity crisis gave an enormous lift to profits at many electricity-generating companies. In the last quarter, the Fund's energy and utility holdings detracted slightly from performance, as energy prices fell and investors became increasingly concerned about the possibility of government intervention into the utility industry.

"As the economy recovers, we believe that the renewed focus on valuations will continue to boost the Fund."

                                                       Ben Fischer

Broad diversification proved an astute strategy

The Fund greatly benefited from its strategy of broad diversification by sector and industry. Producer durables, materials and services, and autos and transportation posted strong returns for the Fund. The Fund's financial services holdings were mixed, as the sector had a volatile year. Insurance and mortgage companies did well, helped by the Fed's interest rate cuts, while banks and lenders were hurt by concerns over consumer weakness.

We expect valuations to remain essential

It appears that the market has readily anticipated a V-shaped recovery. Cyclical stocks have clearly rebounded and investors appear generally optimistic that a recovery will occur. We are more cautious about the short-term future of the market and therefore are taking a defensive stance. This should help the Fund to continue its strong performance, as we believe that PIMCO Small-Cap Value Fund is well-positioned to take advantage of the ongoing shift toward low-valuation, high-dividend-paying stocks.

26 PIMCO Funds Annual Report | 6.30.01

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                       1 year     3 year          5 year  10 year  Inception
                                                                                                    (10/1/91)
PIMCO Small-Cap Value Fund A Shares                      37.74%    5.70%           12.74%     --      13.53%

PIMCO Small-Cap Value Fund A Shares (adjusted)           30.17%    3.73%           11.47%     --      12.87%

PIMCO Small-Cap Value Fund B Shares                      36.80%    4.93%           11.92%     --      12.92%

PIMCO Small-Cap Value Fund B Shares (adjusted)           31.80%    4.01%           11.67%     --      12.92%

PIMCO Small-Cap Value Fund C Shares (adjusted)           35.75%    4.92%           11.92%     --      12.69%

Russell 2000 Index                                        0.66%    5.31%            9.62%     --     --

Lipper Small-Cap Value Fund Average                      29.63%    8.73%           13.09%     --     --

TOP 10 HOLDINGS % of Total Investments

   Universal Forest Products, Inc.                                          1.3%
   Hughes Supply, Inc.                                                      1.2%
   Presidential Life Corp.                                                  1.2%
   MTS Systems Corp.                                                        1.1%
   Harman International Industries, Inc.                                    1.1%
   Sea Containers Ltd.                                                      1.1%
   Corn Products International, Inc.                                        1.1%
   Susquehanna Bancshares, Inc.                                             1.1%
   Homestake Mining Co.                                                     1.1%
   Kimball International, Inc.                                              1.1%
   Top Ten Total                                                           11.4%

   TOP 5 RELATED INDUSTRIES

   Financial & Business Services                                           22.4%
   Consumer Discretionary                                                  13.3%
   Utilities                                                               10.9%
   Capital Goods                                                            9.5%
   Materials & Processing                                                   8.8%

PORTFOLIO COMPOSITION

   Common Stock                                                            97.1%
   Cash Equivalents                                                         2.9%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                      PIMCO                     PIMCO                     PIMCO
                                 Small-Cap Value A         Small-Cap Value B         Small-Cap Value C        Russell 2000 Index
                                 =================         =================         =================        ==================
    09/30/1991                          9,450                    10,000                    10,000                    10,000
    10/31/1991                          9,556                    10,106                    10,106                    10,264
    11/30/1991                          9,335                     9,866                     9,866                     9,789
    12/31/1991                         10,022                    10,586                    10,586                    10,573
    01/31/1992                         10,701                    11,297                    11,297                    11,430
    02/29/1992                         11,060                    11,669                    11,669                    11,764
    03/31/1992                         10,961                    11,557                    11,557                    11,366
    04/30/1992                         10,734                    11,310                    11,310                    10,967
    05/31/1992                         10,740                    11,309                    11,309                    11,113
    06/30/1992                         10,393                    10,937                    10,937                    10,590
    07/31/1992                         10,706                    11,259                    11,259                    10,958
    08/31/1992                         10,540                    11,077                    11,077                    10,649
    09/30/1992                         10,641                    11,177                    11,177                    10,894
    10/31/1992                         10,832                    11,370                    11,370                    11,238
    11/30/1992                         11,598                    12,167                    12,167                    12,098
    12/31/1992                         11,852                    12,427                    12,427                    12,519
    01/31/1993                         12,374                    12,965                    12,965                    12,943
    02/28/1993                         12,310                    12,892                    12,892                    12,644
    03/31/1993                         12,623                    13,211                    13,211                    13,054
    04/30/1993                         12,287                    12,851                    12,851                    12,696
    05/31/1993                         12,492                    13,057                    13,057                    13,257
    06/30/1993                         12,518                    13,076                    13,076                    13,339
    07/31/1993                         12,557                    13,109                    13,109                    13,524
    08/31/1993                         12,972                    13,533                    13,533                    14,108
    09/30/1993                         13,087                    13,645                    13,645                    14,506
    10/31/1993                         13,332                    13,892                    13,892                    14,879
    11/30/1993                         13,089                    13,630                    13,630                    14,394
    12/31/1993                         13,439                    13,986                    13,986                    14,886
    01/31/1994                         13,938                    14,496                    14,496                    15,353
    02/28/1994                         13,913                    14,462                    14,462                    15,297
    03/31/1994                         13,287                    13,802                    13,802                    14,491
    04/30/1994                         13,328                    13,836                    13,836                    14,577
    05/31/1994                         13,006                    13,493                    13,493                    14,413
    06/30/1994                         12,769                    13,239                    13,239                    13,927
    07/31/1994                         12,964                    13,433                    13,433                    14,156
    08/31/1994                         13,481                    13,959                    13,959                    14,944
    09/30/1994                         13,147                    13,605                    13,605                    14,894
    10/31/1994                         12,898                    13,339                    13,339                    14,834
    11/30/1994                         12,595                    13,017                    13,017                    14,234
    12/31/1994                         12,892                    13,316                    13,316                    14,615
    01/31/1995                         12,958                    13,376                    13,376                    14,431
    02/28/1995                         13,534                    13,963                    13,963                    15,031
    03/31/1995                         13,611                    14,033                    14,033                    15,289
    04/30/1995                         13,924                    14,347                    14,347                    15,629
    05/31/1995                         14,258                    14,682                    14,682                    15,897
    06/30/1995                         14,708                    15,136                    15,136                    16,722
    07/31/1995                         15,434                    15,874                    15,874                    17,685
    08/31/1995                         15,733                    16,172                    16,172                    18,051
    09/30/1995                         16,033                    16,469                    16,469                    18,374
    10/31/1995                         15,401                    15,810                    15,810                    17,552
    11/30/1995                         16,030                    16,446                    16,446                    18,289
    12/31/1995                         16,112                    16,520                    16,520                    18,772
    01/31/1996                         16,032                    16,427                    16,427                    18,751
    02/29/1996                         16,376                    16,770                    16,770                    19,336
    03/31/1996                         16,871                    17,265                    17,265                    19,729
    04/30/1996                         17,441                    17,838                    17,838                    20,784
    05/31/1996                         17,999                    18,397                    18,397                    21,603
    06/30/1996                         17,872                    18,256                    18,256                    20,716
    07/31/1996                         16,884                    17,235                    17,235                    18,907
    08/31/1996                         17,683                    18,040                    18,040                    20,005
    09/30/1996                         18,218                    18,575                    18,575                    20,787
    10/31/1996                         18,564                    18,916                    18,916                    20,466
    11/30/1996                         19,790                    20,153                    20,153                    21,309
    12/31/1996                         20,498                    20,861                    20,861                    21,868
    01/31/1997                         21,166                    21,533                    21,533                    22,305
    02/28/1997                         21,240                    21,594                    21,594                    21,764
    03/31/1997                         20,435                    20,759                    20,759                    20,737
    04/30/1997                         20,629                    20,956                    20,956                    20,795
    05/31/1997                         22,404                    22,732                    22,732                    23,108
    06/30/1997                         23,493                    23,840                    23,840                    24,099
    07/31/1997                         24,701                    25,039                    25,039                    25,220
    08/31/1997                         25,342                    25,676                    25,676                    25,798
    09/30/1997                         27,207                    27,558                    27,543                    27,686
    10/31/1997                         26,745                    27,057                    27,057                    26,471
    11/30/1997                         27,043                    27,345                    27,345                    26,298
    12/31/1997                         27,563                    27,845                    27,851                    26,759
    01/31/1998                         27,093                    27,367                    27,357                    26,336
    02/28/1998                         28,786                    29,055                    29,044                    28,285
    03/31/1998                         29,899                    30,169                    30,158                    29,450
    04/30/1998                         29,805                    30,042                    30,047                    29,613
    05/31/1998                         28,441                    28,657                    28,646                    28,017
    06/30/1998                         27,563                    27,749                    27,755                    28,076
    07/31/1998                         25,540                    25,713                    25,701                    25,802
    08/31/1998                         21,778                    21,907                    21,897                    20,791
    09/30/1998                         22,405                    22,527                    22,517                    22,419
    10/31/1998                         23,283                    23,410                    23,377                    23,333
    11/30/1998                         24,098                    24,230                    24,172                    24,556
    12/31/1998                         24,951                    25,087                    25,008                    26,076
    01/31/1999                         23,953                    24,084                    24,006                    26,423
    02/28/1999                         22,727                    22,851                    22,772                    24,283
    03/31/1999                         22,399                    22,522                    22,426                    24,662
    04/30/1999                         24,312                    24,445                    24,318                    26,871
    05/31/1999                         25,129                    25,266                    25,126                    27,264
    06/30/1999                         26,044                    26,186                    26,030                    28,496
    07/31/1999                         25,718                    25,859                    25,684                    27,715
    08/31/1999                         24,769                    24,905                    24,729                    26,690
    09/30/1999                         23,707                    23,836                    23,643                    26,695
    10/31/1999                         23,560                    23,688                    23,478                    26,802
    11/30/1999                         23,364                    23,492                    23,280                    28,402
    12/31/1999                         23,247                    23,374                    23,136                    31,617
    01/31/2000                         22,025                    22,145                    21,903                    31,108
    02/29/2000                         21,588                    21,706                    21,469                    36,244
    03/31/2000                         22,761                    22,885                    22,620                    33,855
    04/30/2000                         23,464                    23,592                    23,303                    31,817
    05/31/2000                         23,849                    23,979                    23,669                    29,962
    06/30/2000                         23,632                    23,761                    23,435                    32,575
    07/31/2000                         24,268                    24,400                    24,051                    31,526
    08/31/2000                         25,372                    25,510                    25,133                    33,931
    09/30/2000                         25,724                    25,865                    25,450                    32,934
    10/31/2000                         25,858                    25,999                    25,567                    31,465
    11/30/2000                         25,406                    25,544                    25,117                    28,234
    12/31/2000                         28,170                    28,324                    27,832                    30,659
    01/31/2001                         28,905                    29,063                    28,528                    32,256
    02/28/2001                         29,469                    29,629                    29,073                    30,140
    03/31/2001                         29,365                    29,526                    28,954                    28,666
    04/30/2001                         30,461                    30,627                    30,025                    30,908
    05/31/2001                         31,710                    31,883                    31,232                    31,668
    06/30/2001                         32,550                    32,728                    32,047                    32,789

Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150-200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

*Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 27

A GROWTH FUND

PIMCO Target Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of companies with market capitalizations of between $1 billion and $10 billion.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
74 (not including short-term instruments)

FUND INCEPTION DATE:
12/17/92

TOTAL NET ASSETS:
$1.8 billion

PORTFOLIO MANAGERS:
Ken Corba
Jeff Parker



[PHOTO]

Ken Corba
Co-Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.


[PHOTO]

Jeff Parker
Co-Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 5 years.

Fund finished ahead of its Lipper Average

PIMCO Target Fund follows a strict growth discipline, investing in quality companies in the mid-cap arena that have earnings consistency and a positive outlook for continued growth. Although this style-pure approach has generated solid, long-term results, it made for a difficult year, as mid-cap growth stocks were hurt in the stock market sell-off. Still, the Fund's Class A shares maintain a strong 18.97% annual return since inception, outperforming the S&P Mid-Cap 400 Index, which returned 16.56% over the same period. In addition, the Fund has outpaced its Lipper Category Average over the last 1-, 3-, 5-year and since-inception time periods.

Sector results reflected market volatility

The stock market's extreme volatility resulted in no single sector continuously posting positive results. Early in the period, energy companies saw a dramatic increase in demand for their products, driving stock prices higher. Utility stocks also rose dramatically as the effects of deregulation hit the industry. However, by the second quarter of 2001 energy prices started to fall, negatively affecting that sector. Utility stocks also disappointed in the second quarter as investors reacted to political uncertainties over regulation of the industry. While the technology sector struggled throughout the period, certain tech holdings performed exceptionally well in the second quarter. Companies such as KLA-Tencor and Jabil Circuit posted gains, boosting the Fund's returns.

"We believe that high quality growth stocks will be rewarded as the stock market begins to recover."

                                                       Jeff Parker

Healthcare exposure typified performance

The same type of mixed performance characterized the healthcare sector. In the first six months, healthcare stock prices rose as hesitant investors flocked to defensive investment positions. One holding in the portfolio, Waters Corporation, saw impressive growth due to increased demand for its specialized laboratory equipment. In the first quarter of 2001, though, healthcare plummeted. Strong fundamentals did not immunize the sector from compressing valuations. By the second quarter, healthcare was once again a strong performer, with companies such as MiniMed and Cytyc posting strong gains.

Long-term outlook favors quality

Despite recent volatility in the stock market, we remain optimistic about the outlook for mid-cap stocks. In the months ahead, we will continue the Fund's focus on quality, favoring companies that meet their earnings estimates and produce earnings regardless of the economic environment. Over the long term we are confident that exposure to mid-caps with attractive fundamentals and growth potential will bode well for investors.

28 PIMCO Funds Annual Report | 6.30.01

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                  1 year       3 year   5 year       10 year  Inception
                                                                                              (12/17/92)

PIMCO Target Fund A Shares                        -27.78%       16.73%   17.53%         --      18.97%

PIMCO Target Fund A Shares (adjusted)             -31.75%       14.55%   16.21%         --      18.18%

PIMCO Target Fund B Shares                        -28.34%       16.04%   16.75%         --      18.24%

PIMCO Target Fund B Shares (adjusted)             -31.37%       15.30%   16.54%         --      18.24%

PIMCO Target Fund C Shares (adjusted)             -28.92%       16.05%   16.76%         --      18.14%

S&P Mid-Cap 400 Index                               8.89%       14.28%   18.54%         --     --

Lipper Multi-Cap Growth Fund Average              -31.59%        6.90%   11.29%         --     --

TOP 10 HOLDINGS % of Total Investments

   Express Scripts, Inc.                        2.8%
   Laboratory Corp. of America                  2.6%
   Holdings
   Quest Diagnostics, Inc.                      2.5%
   Comverse Technology, Inc.                    2.4%
   B.J.'s Wholesale Club, Inc.                  2.4%
   Mirant Corp.                                 2.3%
   Ivax Corp.                                   2.2%
   AmeriSource Health Corp.                     2.2%
   Cytyc Corp.                                  2.0%
   Everest Re Group Ltd.                        1.9%
   Top Ten Total                               23.3%

TOP 5 RELATED INDUSTRIES

   Technology                                  26.3%
   Health Care                                 24.9%
   Financial & Business Services               14.8%
   Consumer Discretionary                       9.6%
   Utilities                                    5.9%

PORTFOLIO COMPOSITION

   Common Stock                                93.4%
   Cash Equivalents                             5.7%
   Convertible Bonds & Notes                    0.9%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                                                                            S&P
                       PIMCO Target A       PIMCO Target B       PIMCO Target C      Mid-Cap 400 Index
                      ================     ================     ================    ===================
   12/31/1992              9,450               10,000                10,000               10,000
   01/31/1993              9,572               10,119                10,119               10,125
   02/28/1993              9,515               10,049                10,049                9,983
   03/31/1993              9,983               10,544                10,544               10,328
   04/30/1993              9,749               10,287                10,287               10,058
   05/31/1993             10,375               10,950                10,950               10,516
   06/30/1993             10,674               11,256                11,256               10,569
   07/31/1993             10,964               11,543                11,543               10,548
   08/31/1993             11,759               12,374                12,374               10,984
   09/30/1993             11,890               12,512                12,512               11,100
   10/31/1993             11,983               12,591                12,591               11,136
   11/30/1993             11,403               11,978                11,978               10,890
   12/31/1993             11,860               12,452                12,452               11,396
   01/31/1994             12,162               12,762                12,762               11,661
   02/28/1994             11,945               12,522                12,522               11,495
   03/31/1994             11,568               12,123                12,123               10,963
   04/30/1994             11,842               12,402                12,402               11,044
   05/31/1994             11,606               12,142                12,142               10,940
   06/30/1994             11,181               11,693                11,693               10,563
   07/31/1994             11,870               12,412                12,412               10,921
   08/31/1994             12,540               13,101                13,101               11,493
   09/30/1994             12,389               12,931                12,931               11,278
   10/31/1994             12,634               13,181                13,181               11,401
   11/30/1994             12,181               12,702                12,702               10,887
   12/31/1994             12,318               12,837                12,837               10,987
   01/31/1995             12,080               12,584                12,584               11,101
   02/28/1995             12,777               13,292                13,292               11,684
   03/31/1995             13,226               13,758                13,758               11,887
   04/30/1995             13,379               13,909                13,909               12,125
   05/31/1995             13,341               13,859                13,859               12,418
   06/30/1995             14,354               14,901                14,901               12,923
   07/31/1995             15,291               15,872                15,872               13,598
   08/31/1995             15,252               15,811                15,811               13,849
   09/30/1995             15,673               16,246                16,236               14,185
   10/31/1995             15,893               16,459                16,459               13,820
   11/30/1995             16,065               16,621                16,621               14,423
   12/31/1995             16,167               16,728                16,728               14,387
   01/31/1996             16,007               16,547                16,547               14,596
   02/29/1996             16,540               17,090                17,090               15,092
   03/31/1996             17,020               17,566                17,566               15,273
   04/30/1996             17,789               18,359                18,347               15,740
   05/31/1996             18,706               19,299                19,287               15,952
   06/30/1996             18,354               18,914                18,914               15,713
   07/31/1996             16,295               16,785                16,784               14,650
   08/31/1996             17,117               17,611                17,611               15,495
   09/30/1996             18,258               18,778                18,778               16,171
   10/31/1996             18,280               18,789                18,778               16,218
   11/30/1996             19,016               19,525                19,525               17,131
   12/31/1996             18,853               19,350                19,350               17,150
   01/31/1997             19,457               19,955                19,955               17,794
   02/28/1997             18,624               19,093                19,093               17,648
   03/31/1997             17,936               18,385                18,372               16,895
   04/30/1997             18,141               18,578                18,565               17,333
   05/31/1997             19,650               20,109                20,109               18,849
   06/30/1997             20,302               20,765                20,753               19,378
   07/31/1997             21,702               22,181                22,181               21,297
   08/31/1997             22,172               22,644                22,631               21,271
   09/30/1997             23,416               23,905                23,892               22,495
   10/31/1997             22,136               22,580                22,579               21,516
   11/30/1997             22,100               22,528                22,528               21,834
   12/31/1997             21,941               22,338                22,338               22,682
   01/31/1998             21,450               21,842                21,825               22,251
   02/28/1998             23,270               23,673                23,673               24,093
   03/31/1998             24,521               24,923                24,923               25,180
   04/30/1998             25,328               25,745                25,744               25,640
   05/31/1998             24,204               24,581                24,580               24,487
   06/30/1998             25,882               26,258                26,258               24,641
   07/31/1998             24,995               25,350                25,349               23,685
   08/31/1998             20,546               20,814                20,814               19,277
   09/30/1998             22,477               22,784                22,767               21,076
   10/31/1998             22,587               22,852                22,853               22,960
   11/30/1998             23,949               24,221                24,222               24,106
   12/31/1998             27,237               27,537                27,538               27,017
   01/31/1999             27,643               27,941                27,943               25,966
   02/28/1999             26,106               26,363                26,344               24,606
   03/31/1999             27,610               27,868                27,867               25,295
   04/30/1999             28,405               28,640                28,639               27,288
   05/31/1999             27,610               27,832                27,814               27,408
   06/30/1999             29,943               30,181                30,165               28,872
   07/31/1999             29,487               29,686                29,688               28,260
   08/31/1999             29,944               30,146                30,148               27,293
   09/30/1999             29,588               29,761                29,762               26,450
   10/31/1999             32,361               32,531                32,515               27,799
   11/30/1999             37,127               37,287                37,289               29,258
   12/31/1999             45,288               45,453                45,455               30,996
   01/31/2000             46,533               46,703                46,696               30,122
   02/29/2000             63,504               63,736                63,674               32,231
   03/31/2000             61,180               61,403                61,293               34,928
   04/30/2000             55,209               55,410                55,525               33,706
   05/31/2000             50,212               50,396                50,478               33,288
   06/30/2000             57,001               57,209                57,247               33,777
   07/31/2000             57,257               57,467                57,487               34,311
   08/31/2000             66,430               66,673                66,639               38,143
   09/30/2000             63,627               63,859                63,794               37,884
   10/31/2000             56,927               57,135                57,045               36,600
   11/30/2000             45,484               45,651                45,550               33,836
   12/31/2000             49,669               49,851                49,704               36,425
   01/31/2001             48,666               48,844                48,685               37,237
   02/28/2001             42,120               42,274                42,103               35,111
   03/31/2001             36,855               36,990                36,823               32,502
   04/30/2001             41,245               41,395                41,180               36,087
   05/31/2001             41,203               41,354                41,110               36,928
   06/30/2001             41,162               41,313                41,040               36,780

Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over the long term. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. See page 34 for footnotes, which include additional details.


                                          6.30.01 | PIMCO Funds Annual Report 29

AN ENHANCED INDEX FUND

PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies repre-sented in the S&P 500 Index with market capitalizations of more than $5 billion.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
288 (not including short-term instruments)

FUND INCEPTION DATE:
7/10/98

TOTAL NET ASSETS:
$46.4 million

PORTFOLIO MANAGERS:
David Stein
Tom Seto


[PHOTO]

David Stein
Co-Manager

Mr. Stein is Managing Director of Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.


[PHOTO]

Tom Seto
Co-Manager

Mr. Seto is a Vice President of Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Consistent strategy helped the Fund through volatile markets

PIMCO Tax-Efficient Equity Fund's objectives are twofold: to provide pre-tax returns above the S&P 500 Index over a market cycle and to provide after-tax returns above the S&P 500 Index by employing tax-management methods to control the realization of capital gains. Although the past year has been extremely volatile, the Fund was able to track its benchmark and slightly outperform its Lipper Category Average while avoiding capital gains distributions.

Losses can be used to benefit shareholders

Although the Fund's Class A shares posted a 1-year return of -15.52%, shareholders should keep in mind that the Fund's losses have value as a tax-management tool; they can be harvested and used to offset future realized gains. In this manner, we are able to reduce future distribution of capital gains, deferring the realization of capital gains tax.

The Fund limited the impact of plummeting growth sectors

Like most large-cap stock funds, PIMCO Tax-Efficient Equity Fund suffered from its exposure to growth stocks in general and the technology and telecommunications sectors in particular, especially in the latter part of 2000. However, careful stock selection and opportunistic selling enabled the Fund to avoid or minimize losses associated with these two sectors. In fact, the Fund was underweight in many of the companies that experienced the steepest declines.

"Tax management techniques can significantly add to after-tax return."

                                                  David Stein

Impact from rapid changes in sector leadership was also contained

The first two quarters of 2001 proved difficult for stocks given the decelerating economy. The market established little momentum and no one sector emerged as a leader. Given this environment, the Fund's broad holdings across all economic sectors limited downside risk while allowing participation in the market's top performers.

Signs of an economic recovery are starting to emerge

Investors seem to be looking past the discouraging current earnings trends and are rotating to sectors that are indicating an earnings rebound six months to a year down the road. Going forward, we expect our structured growth stock selection model, which stays broadly diversified, to provide the greatest opportunity to capture the next market leaders while doing so in a tax-efficient manner. We do not expect the Fund to make any capital gains distributions in the foreseeable future.

30 PIMCO Funds Annual Report | 6.30.01

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                              1 year     3 year       5 year       10 year  Inception
                                                                                                            (7/10/98)

PIMCO Tax-Efficient Equity Fund A Shares                      -15.52%       --           --           --      1.13%

PIMCO Tax-Efficient Equity Fund A Shares (adjusted)           -20.15%       --           --           --      -0.77%

PIMCO Tax-Efficient Equity Fund B Shares                      -16.17%       --           --           --      0.37%

PIMCO Tax-Efficient Equity Fund B Shares (adjusted)           -20.36%       --           --           --      -0.64%

PIMCO Tax-Efficient Equity Fund C Shares (adjusted)           -17.01%       --           --           --      0.37%

S&P 500 Index                                                 -14.83%       --           --           --     --

Lipper Large-Cap Core Fund Average                            -15.62%       --           --           --     --

TOP 10 HOLDINGS % of Total Investments

   General Electric Co.                                                     5.0%
   Microsoft Corp.                                                          3.4%
   Citigroup, Inc.                                                          3.0%
   Pfizer, Inc.                                                             2.4%
   Exxon Mobil Corp.                                                        2.2%
   AOL Time Warner, Inc.                                                    2.2%
   International Business Machines Corp                                     2.0%
   Wal-Mart Stores, Inc.                                                    1.9%
   Intel Corp.                                                              1.7%
   American International Group, Inc.                                       1.6%
   Top Ten Total                                                           25.4%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services                                           19.4%
   Technology                                                              19.1%
   Health Care                                                             13.8%
   Consumer Discretionary                                                  10.0%
   Capital Goods                                                            7.8%

PORTFOLIO COMPOSITION

   Common Stock                                                            98.9%
   Cash Equivalents                                                         1.1%

CHANGE IN VALUE For periods ended 6/30/01

                                     [CHART]

                                                         PIMCO
                                PIMCO             Tax-Efficient Equity B           PIMCO
                        Tax-Efficient Equity A         A From 8/05          Tax-Efficient Equity C      S&P 500 Index
                        ======================    ======================    ======================   =====================
    07/31/1998                  9,450                    10,000                    10,000                 10,000
    08/31/1998                  8,093                     8,554                     8,563                  8,554
    09/30/1998                  8,506                     8,991                     9,001                  9,102
    10/31/1998                  9,302                     9,824                     9,834                  9,843
    11/30/1998                  9,784                    10,313                    10,334                 10,439
    12/31/1998                 10,356                    10,916                    10,928                 11,041
    01/31/1999                 10,691                    11,270                    11,282                 11,502
    02/28/1999                 10,337                    10,884                    10,896                 11,145
    03/31/1999                 10,711                    11,270                    11,282                 11,591
    04/30/1999                 11,094                    11,665                    11,678                 12,040
    05/31/1999                 10,769                    11,322                    11,334                 11,755
    06/30/1999                 11,398                    11,978                    11,991                 12,408
    07/31/1999                 11,044                    11,593                    11,606                 12,020
    08/31/1999                 10,935                    11,468                    11,480                 11,961
    09/30/1999                 10,571                    11,083                    11,095                 11,633
    10/31/1999                 11,200                    11,739                    11,751                 12,369
    11/30/1999                 11,387                    11,927                    11,939                 12,621
    12/31/1999                 12,155                    12,718                    12,731                 13,364
    01/31/2000                 11,496                    12,031                    12,044                 12,693
    02/29/2000                 11,418                    11,926                    11,939                 12,452
    03/31/2000                 12,401                    12,957                    12,970                 13,671
    04/30/2000                 11,938                    12,467                    12,480                 13,259
    05/31/2000                 11,673                    12,186                    12,199                 12,987
    06/30/2000                 12,038                    12,551                    12,564                 13,307
    07/31/2000                 11,851                    12,352                    12,365                 13,099
    08/31/2000                 12,569                    13,091                    13,105                 13,913
    09/30/2000                 11,831                    12,311                    12,324                 13,178
    10/31/2000                 11,772                    12,238                    12,251                 13,123
    11/30/2000                 10,907                    11,333                    11,345                 12,088
    12/31/2000                 10,985                    11,115                    11,427                 12,147
    01/31/2001                 11,291                    11,717                    11,729                 12,578
    02/28/2001                 10,307                    10,687                    10,698                 11,431
    03/31/2001                  9,668                    10,021                    10,032                 10,707
    04/30/2001                 10,396                    10,771                    10,782                 11,539
    05/31/2001                 10,445                    10,813                    10,824                 11,616
    06/30/2001                 10,170                    10,221                    10,532                 11,334

Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. The managers consider the top 250 stocks for purchase, subject to the model's diversification guidelines. To achieve the Fund's objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions since the Fund's inception.

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 31

A VALUE FUND

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $10 billion and below-average valuations whose bus. fundamentals are expected to improve.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
35 (not including short-term instruments)

FUND INCEPTION DATE:
12/30/91

TOTAL NET ASSETS:
$319.8 million

PORTFOLIO MANAGER:
John Schneider


[PHOTO]

John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund beat its benchmark by more than 32%

PIMCO Value Fund posted exceptional results over the last year, significantly outperforming both its benchmark and its peers. The Fund's Class A shares returned 42.61% versus 10.34% for the Russell 1000 Value Index and 11.38% for the Lipper Multi-Cap Value Fund Average. The Fund continues to focus on large-cap, undervalued stocks, with the added criteria that stocks selected must show a strong catalyst for change.

Value-oriented market offered widespread opportunities

The basic materials sector performed well, especially in the latter part of the year. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road. The Fund also benefited from its exposure to the healthcare and consumer discretionary sectors. Health-south, a provider of rehabilitative, clinical, diagnostic and surgical health-care services, generated steady returns throughout the year. As a market leader in a defensive industry, Healthsouth became progressively more attractive to investors as the market became increasingly volatile. Within the consumer discretionary sector, JC Penney was a strong performer, benefiting from a strong new management team.


"Investors are paying attention to valuations again. Given a slow economic recovery, we think this trend is likely to continue."

                                                  John Schneider

Limited tech exposure proved a prescient move

Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Tech stocks were quite unpredictable and volatile this year, experiencing a dramatic sell-off for much of this period. We intend to remain underweight in the sector until we see evidence of a sustainable recovery. Financial services performed well this year, but the Fund did not own many stocks in this sector and therefore did not reap the benefits.

Future focus lies on industrial America

Looking forward, we plan to maintain our emphasis on industrial America--which is showing signs of a recovery--while steering away from the consumer sector, which could show weakness. The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund.

32 PIMCO Funds Annual Report | 6.30.01

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                  1 year  3 year       5 year       10 year  Inception
                                                                                            (12/30/91)

PIMCO Value Fund A Shares                         42.61%   14.03%       17.27%         --      16.31%

PIMCO Value Fund A Shares (adjusted)              34.77%   11.90%       15.95%         --      15.62%

PIMCO Value Fund B Shares                         41.50%   13.17%       16.40%         --      15.67%

PIMCO Value Fund B Shares (adjusted)              36.50%   12.38%       16.18%         --      15.67%

PIMCO Value Fund C Shares (adjusted)              40.59%   13.17%       16.40%         --      15.45%

S&P 500 Index                                    -14.83%    3.89%       14.48%         --     --

Russell 1000 Value Index                          10.34%    5.36%       14.95%         --     --

Lipper Multi-Cap Value Fund Average               11.38%    6.00%       12.76%         --     --

TOP 10 HOLDINGS % of Total Investments

   Alcan, Inc.                                                              5.5%
   Ace Ltd.                                                                 5.1%
   Sprint Corp.                                                             5.1%
   Berkshire Hathaway, Inc.                                                 5.1%
   AT&T Corp.                                                               5.0%
   Xerox Corp.                                                              4.7%
   Paccar, Inc.                                                             4.7%
   Aon Corp.                                                                4.7%
   WorldCom, Inc.                                                           4.7%
   Archer-Daniels-Midland Co.                                               4.3%
   Top Ten Total                                                           48.8%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services                                           20.8%
   Communications                                                          16.2%
   Materials & Processing                                                  10.1%
   Technology                                                               8.4%
   Capital Goods                                                            6.8%

PORTFOLIO COMPOSITION

   Common Stock                                                            87.5%
   Cash Equivalents                                                        12.5%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                            PIMCO                PIMCO                PIMCO                                 Russell 1000
                         Value Fund A         Value Fund B         Value Fund C        S&P 500 Index         Value Index
                         ============         ============         ============        =============        ============
  12/31/1991                 9,450               10,000               10,000              10,000               10,000
  01/31/1992                 9,720               10,279               10,279               9,814               10,016
  02/29/1992                10,046               10,618               10,618               9,942               10,261
  03/31/1992                 9,817               10,369               10,369               9,748               10,112
  04/30/1992                 9,858               10,406               10,406              10,034               10,548
  05/31/1992                 9,770               10,306               10,306              10,083               10,600
  06/30/1992                 9,558               10,077               10,077               9,933               10,534
  07/31/1992                 9,894               10,425               10,425              10,339               10,941
  08/31/1992                 9,605               10,114               10,114              10,128               10,606
  09/30/1992                 9,735               10,244               10,244              10,247               10,753
  10/31/1992                 9,794               10,300               10,300              10,282               10,763
  11/30/1992                10,317               10,843               10,843              10,632               11,116
  12/31/1992                10,650               11,186               11,186              10,762               11,381
  01/31/1993                10,871               11,411               11,411              10,852               11,712
  02/28/1993                10,985               11,524               11,524              11,000               12,124
  03/31/1993                11,324               11,873               11,873              11,232               12,481
  04/30/1993                11,123               11,655               11,655              10,961               12,321
  05/31/1993                11,277               11,808               11,808              11,254               12,569
  06/30/1993                11,352               11,879               11,879              11,287               12,846
  07/31/1993                11,294               11,811               11,811              11,242               12,990
  08/31/1993                11,904               12,442               12,442              11,668               13,459
  09/30/1993                11,930               12,461               12,461              11,579               13,480
  10/31/1993                12,340               12,881               12,881              11,818               13,471
  11/30/1993                12,211               12,739               12,739              11,706               13,193
  12/31/1993                12,348               12,874               12,874              11,847               13,444
  01/31/1994                12,916               13,458               13,458              12,250               13,952
  02/28/1994                12,703               13,228               13,228              11,918               13,475
  03/31/1994                12,017               12,505               12,505              11,398               12,974
  04/30/1994                11,867               12,342               12,342              11,544               13,223
  05/31/1994                11,863               12,330               12,330              11,734               13,375
  06/30/1994                11,587               12,035               12,035              11,446               13,055
  07/31/1994                12,067               12,526               12,526              11,822               13,461
  08/31/1994                12,572               13,042               13,042              12,307               13,848
  09/30/1994                12,187               12,634               12,634              12,006               13,388
  10/31/1994                12,312               12,757               12,757              12,275               13,575
  11/30/1994                11,690               12,104               12,104              11,828               13,026
  12/31/1994                11,798               12,208               12,208              12,004               13,176
  01/31/1995                12,115               12,528               12,528              12,315               13,582
  02/28/1995                12,653               13,078               13,078              12,795               14,119
  03/31/1995                12,998               13,426               13,426              13,173               14,429
  04/30/1995                13,346               13,776               13,776              13,560               14,885
  05/31/1995                13,850               14,288               14,288              14,102               15,511
  06/30/1995                14,087               14,524               14,524              14,430               15,721
  07/31/1995                14,704               15,150               15,150              14,909               16,269
  08/31/1995                14,881               15,324               15,324              14,946               16,498
  09/30/1995                15,290               15,735               15,735              15,577               17,095
  10/31/1995                15,330               15,766               15,766              15,521               16,925
  11/30/1995                15,985               16,430               16,430              16,202               17,783
  12/31/1995                16,325               16,769               16,769              16,515               18,229
  01/31/1996                16,787               17,233               17,233              17,077               18,797
  02/29/1996                17,150               17,595               17,595              17,235               18,940
  03/31/1996                17,285               17,722               17,722              17,401               19,262
  04/30/1996                17,507               17,939               17,939              17,657               19,336
  05/31/1996                17,856               18,286               18,286              18,113               19,577
  06/30/1996                17,773               18,190               18,189              18,182               19,593
  07/31/1996                16,811               17,194               17,194              17,379               18,853
  08/31/1996                17,461               17,848               17,847              17,745               19,392
  09/30/1996                17,934               18,320               18,320              18,744               20,163
  10/31/1996                18,186               18,565               18,565              19,261               20,942
  11/30/1996                19,741               20,141               20,141              20,717               22,461
  12/31/1996                19,568               19,952               19,952              20,306               22,174
  01/31/1997                20,226               20,618               20,618              21,575               23,249
  02/28/1997                20,571               20,955               20,955              21,744               23,591
  03/31/1997                19,841               20,200               20,199              20,851               22,742
  04/30/1997                20,609               20,966               20,965              22,095               23,698
  05/31/1997                21,829               22,192               22,191              23,441               25,023
  06/30/1997                22,367               22,731               22,732              24,491               26,096
  07/31/1997                23,848               24,221               24,222              26,439               28,059
  08/31/1997                23,349               23,684               23,685              24,958               27,060
  09/30/1997                24,735               25,083               25,083              26,325               28,695
  10/31/1997                23,493               23,806               23,807              25,446               27,894
  11/30/1997                24,068               24,375               24,376              26,624               29,127
  12/31/1997                24,598               24,902               24,887              27,081               29,978
  01/31/1998                24,700               24,970               24,973              27,381               29,555
  02/28/1998                26,154               26,444               26,430              29,355               31,544
  03/31/1998                27,196               27,490               27,475              30,859               33,475
  04/30/1998                26,670               26,924               26,927              31,169               33,698
  05/31/1998                26,552               26,787               26,790              30,633               33,200
  06/30/1998                26,584               26,818               26,820              31,878               33,625
  07/31/1998                25,462               25,668               25,669              31,538               33,034
  08/31/1998                21,808               21,961               21,963              26,978               28,118
  09/30/1998                23,056               23,215               23,215              28,707               29,732
  10/31/1998                25,087               25,244               25,243              31,041               32,036
  11/30/1998                26,520               26,671               26,670              32,923               33,529
  12/31/1998                27,000               27,129               27,128              34,820               34,669
  01/31/1999                26,344               26,470               26,448              36,276               34,947
  02/28/1999                25,340               25,462               25,437              35,149               34,454
  03/31/1999                25,274               25,395               25,341              36,555               35,167
  04/30/1999                27,928               28,062               27,986              37,971               38,452
  05/31/1999                28,682               28,820               28,725              37,074               38,029
  06/30/1999                29,754               29,898               29,776              39,132               39,132
  07/31/1999                29,424               29,566               29,425              37,910               37,985
  08/31/1999                29,133               29,273               29,134              37,721               36,576
  09/30/1999                28,294               28,430               28,277              36,689               35,296
  10/31/1999                28,353               28,490               28,317              39,010               37,329
  11/30/1999                27,905               28,039               27,849              39,803               37,037
  12/31/1999                28,028               28,163               27,958              42,148               37,215
  01/31/2000                26,341               26,467               26,247              40,031               36,002
  02/29/2000                23,807               23,921               23,717              39,272               33,327
  03/31/2000                27,456               27,588               27,329              43,114               37,393
  04/30/2000                27,382               27,514               27,255              41,817               36,959
  05/31/2000                28,593               28,730               28,413              40,959               37,347
  06/30/2000                27,640               27,773               27,453              41,969               35,641
  07/31/2000                28,975               29,115               28,782              41,312               36,086
  08/31/2000                30,772               30,920               30,546              43,878               38,092
  09/30/2000                31,627               31,779               31,349              41,562               38,443
  10/31/2000                33,794               33,956               33,503              41,386               39,389
  11/30/2000                34,233               34,398               33,915              38,123               37,927
  12/31/2000                36,582               36,757               36,232              38,310               39,827
  01/31/2001                36,607               36,783               36,232              39,669               39,979
  02/28/2001                36,754               36,930               36,351              36,052               38,867
  03/31/2001                36,239               36,413               35,817              33,768               37,495
  04/30/2001                38,830               39,017               38,338              36,392               39,333
  05/31/2001                39,417               39,606               38,894              36,636               40,218
  06/30/2001                39,417               39,606               38,871              35,744               39,325

Investment Process
The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 34 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 33

Footnotes

A few footnotes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Healthcare Innovation Institutional and retail shares commenced operations on the same day but for the rest of the MMS Funds, the returns represent the blended performance of the funds' retail shares (Class A, B or C) and the prior performance of the funds' Institutional shares, adjusted as necessary, to reflect retail share current sales charges and different operating expenses. Retail shares were first offered in January 1997 for the MMS Funds except Global Innovation A & C on 12/99 & B & D on 3/00, Growth & Income on 8/00, Growth A on 10/90, B on 5/95, C on 2/84 & D on 4/99, Healthcare Innovation A, B, C and D on 6/00, Innovation A & C on 12/94, B on 5/95 and D on 4/98, Opportunity A on 12/90, B on 4/99 & C on 2/84, Renaissance A on 2/91, B on 5/95 & C and D on 4/88, Select Growth on 4/00, Select International on 10/00, Target A & C on 12/92, B on 5/95 and D on 6/00 and Tax-Efficient Equity on 7/98, respectively. Returns for Class A shares are adjusted to include the effect of the 5.5% maximum initial sales charge for the MMS Funds. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first year of ownership.

The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values.

Stocks are also members of Russell 1000 Value. The MSCI EAFE Index is an unmanaged group of over 1,000 stocks considered to be representative of the international stock market in general. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index.

The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

34 PIMCO Funds Annual Report | 6.30.01

PIMCO Schedule of Investments A, B, and C Classes
Capital Appreciation Fund
June 30, 2001


                                                                           Value
                                                            Shares        (000s)

COMMON STOCKS 93.2%

Aerospace 3.4%
United Technologies Corp.                                  149,400    $   10,945
General Dynamics Corp.                                      98,200         7,641
Boeing Co.                                                 121,400         6,750
                                                                      ----------
                                                                          25,336
                                                                      ==========
Capital Goods 6.6%
General Electric Co.                                       666,700        32,502
Tyco International Ltd.                                    167,300         9,118
Weatherford International, Inc. (b)                        165,000         7,920
                                                                      ----------
                                                                          49,540
                                                                      ==========
Consumer Discretionary 13.2%
AOL Time Warner, Inc. (b)                                  268,600        14,236
TJX Cos., Inc.                                             285,300         9,094
Cendant Corp. (b)                                          457,200         8,915
Harley-Davidson, Inc.                                      179,200         8,437
Target Corp.                                               236,000         8,166
McGraw-Hill Cos., Inc.                                     123,100         8,143
Gemstar-TV Guide International, Inc. (b)                   184,300         7,851
Best Buy Co., Inc. (b)                                     113,600         7,216
Home Depot, Inc.                                           153,800         7,159
Federated Department Stores, Inc. (b)                      163,200         6,936
Viacom, Inc. 'B' (b)                                        79,463         4,112
Kohls Corp. (b)                                             63,900         4,008
CVS Corp.                                                   97,300         3,756
Bed, Bath & Beyond, Inc. (b)                                 6,400           200
Starbucks Corp. (b)                                          5,200           120
Walgreen Co.                                                 2,700            92
                                                                      ----------
                                                                          98,441
                                                                      ==========
Consumer Services 1.1%
Tricon Global Restaurants, Inc. (b)                        182,500         8,012
eBay, Inc. (b)                                               4,000           274
                                                                      ----------
                                                                           8,286
                                                                      ==========
Consumer Staples 8.5%
Quaker Oats Co.                                            101,000         9,216
Sysco Corp.                                                337,200         9,155
Kroger Co. (b)                                             355,000         8,875
Philip Morris Cos., Inc.                                   173,000         8,780
Albertson's, Inc.                                          276,100         8,280
Anheuser-Busch Cos., Inc.                                  182,900         7,535
Safeway, Inc. (b)                                          147,000         7,056
PepsiCo, Inc.                                               99,700         4,407
                                                                      ----------
                                                                          63,304
                                                                      ==========
Energy 10.0%
Exxon Mobil Corp.                                          126,000        11,006
Royal Dutch Petroleum Co.                                  143,900         8,385
Chevron Corp.                                               86,800         7,855
Conoco, Inc.                                               260,700         7,534
Noble Drilling Corp. (b)                                   229,200         7,506
Halliburton Co.                                            210,500         7,494
Nabors Industries, Inc. (b)                                193,900         7,213
Tosco Corp.                                                152,700         6,726
Dynegy, Inc. 'A'                                            84,700         3,939
Anadarko Petroleum Corp.                                    71,100         3,842
Apache Corp.                                                65,000         3,299
                                                                      ----------
                                                                          74,799
                                                                      ==========
Financial & Business Services 20.4%
Citigroup, Inc.                                            307,295        16,237
USA Education, Inc.                                        162,100        11,833
St. Paul Cos., Inc.                                        207,600        10,523
Golden West Financial Corp.                                163,200        10,484
Allstate Corp.                                             220,700         9,709
Household International, Inc.                              143,700         9,585
Fifth Third Bancorp                                        154,000         9,248
Wells Fargo & Co.                                          195,100         9,058
Bank of America Corp.                                      145,400         8,728
AFLAC, Inc.                                                269,000         8,471
Charter One Financial, Inc.                                265,200         8,460
First Data Corp.                                           127,800         8,211
MGIC Investment Corp.                                      107,400         7,802
Equity Residential Properties Trust                        135,700         7,674
Freddie Mac                                                 86,200         6,034
Fannie Mae                                                  69,600         5,926
Washington Mutual, Inc.                                     95,350         3,580
Concord EFS, Inc. (b)                                        3,600           187
                                                                      ----------
                                                                         151,750
                                                                      ==========
Health Care 16.0%
Pfizer, Inc.                                               393,500        15,760
Tenet Healthcare Corp. (b)                                 272,500        14,058
Allergan, Inc.                                             113,200         9,679
HCA - The Healthcare Co.                                   213,200         9,635
Johnson & Johnson                                          188,108         9,405
IDEC Pharmaceuticals Corp. (b)                             137,300         9,294
Quest Diagnostics, Inc. (b)                                121,800         9,117
Genentech, Inc. (b)                                        163,000         8,981
Forest Laboratories, Inc. (b)                              126,100         8,953
Baxter International, Inc.                                 163,600         8,016
American Home Products Corp.                               133,000         7,773
King Pharmaceuticals, Inc. (b)                             138,800         7,461
Genzyme Corp. (b)                                            4,000           244
Stryker Corp.                                                4,000           219
Cardinal Health, Inc.                                        3,150           217
MedImmune, Inc. (b)                                          4,500           212
St. Jude Medical, Inc. (b)                                   2,400           144
                                                                      ----------
                                                                         119,168
                                                                      ==========
Materials & Processing 1.0%
Alcoa, Inc.                                                194,000         7,644
                                                                      ----------
Technology 7.7%
International Business Machines Corp.                      112,300        12,690
Electronic Data Systems Corp.                              145,600         9,100
CIENA Corp. (b)                                            201,800         7,668
Veritas Software Corp. (b)                                 111,225         7,400
Oracle Corp. (b)                                           381,860         7,255
Scientific-Atlanta, Inc.                                   152,400         6,187
Amdocs Ltd. (b)                                            108,400         5,837
Nvidia Corp. (b)                                             2,500           232
Comverse Technology, Inc. (b)                                3,600           206
Lexmark International, Inc. (b)                              2,600           175
BEA Systems, Inc. (b)                                        5,000           154
VeriSign, Inc. (b)                                           2,000           120
                                                                      ----------
                                                                          57,024
                                                                      ==========
Utilities 5.3%
Xcel Energy, Inc.                                          266,900         7,593
Duke Energy Corp.                                          190,900         7,447
American Electric Power, Inc.                              160,800         7,424
Exelon Corp.                                               108,000         6,925
Dominion Resources, Inc.                                   111,200         6,686
Calpine Corp. (b)                                           90,700         3,428
Enron Corp.                                                  2,000            98
                                                                      ----------
                                                                          39,601
                                                                      ----------
Total Common Stocks                                                      694,893
(Cost $647,460)                                                       ==========

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 35

Capital Appreciation Fund
June 30, 2001

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

SHORT-TERM INSTRUMENTS 8.2%

Repurchase Agreement 8.2%
State Street Bank
  3.350% due 07/02/2001                                   $ 61,133    $  61,133
  (Dated 06/29/2001. Collateralized by Fannie Mae
  4.500% due 04/25/2003 valued at $51,004 and
  Federal Home Loan Bank
  5.020% due 05/02/2003 valued at $11,356.
  Repurchase proceeds are $61,150.)
                                                                      ---------
Total Short-Term Instruments                                             61,133
(Cost $61,133)                                                        =========

Total Investments (a) 101.4%                                          $ 756,026
(Cost $708,593)

Other Assets and Liabilities (Net) (1.4%)                               (10,541)
                                                                      ---------

Net Assets 100.0%                                                     $ 745,485
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $714,094 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $  70,394

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (28,462)
                                                                      ---------

Unrealized appreciation-net                                           $  41,932
                                                                      =========

(b) Non-income producing security.

36 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Global Innovation Fund
June 30, 2001

                                                                          Value
                                                           Shares        (000s)

COMMON STOCKS 97.8%

Capital Goods 1.8%
Brooks Automation, Inc. (b)                               100,881      $  4,651
                                                                       --------
Communications 9.7%
SK Telecom Co. Ltd. SP - ADR                              362,300         6,122
NTT DoCoMo, Inc.                                              208         3,619
Telefonaktiebolaget LM Ericsson SP - ADR                  662,500         3,591
Anaren Microwave, Inc. (b)                                164,300         3,286
Nokia Corp. SP - ADR                                      147,800         3,258
China Unicom Ltd. SP - ADR (b)                            136,800         2,421
Sonus Networks, Inc. (b)                                   87,700         2,049
                                                                       --------
                                                                         24,346
                                                                       ========
Consumer Discretionary 1.4%
AOL Time Warner, Inc. (b)                                  42,600         2,258
Gemstar-TV Guide International, Inc. (b)                   27,800         1,184
                                                                       --------
                                                                          3,442
                                                                       ========
Health Care 2.2%
Scios, Inc. (b)                                           150,000         3,752
Affymetrix, Inc. (b)                                       82,800         1,826
                                                                       --------
                                                                          5,578
                                                                       ========
Technology 81.1%
Marvell Technology Group Ltd. (b)                         398,300        10,714
Check Point Software Technologies Ltd. (b)                208,600        10,548
QUALCOMM, Inc. (b)                                        179,500        10,497
NetIQ Corp. (b)                                           311,300         9,741
Oracle Corp. (b)                                          406,900         7,731
Siebel Systems, Inc. (b)                                  142,900         6,702
Veritas Software Corp. (b)                                 99,900         6,646
Openwave Systems, Inc. (b)                                182,200         6,322
Ulticom, Inc. (b)                                         184,400         6,233
Extreme Networks, Inc. (b)                                208,100         6,139
i2 Technologies, Inc. (b)                                 286,400         5,671
BEA Systems, Inc. (b)                                     183,700         5,641
Novellus Systems, Inc. (b)                                 92,100         5,230
UTStarcom, Inc. (b)                                       223,600         5,210
Orbotech Ltd. (b)                                         148,163         5,121
Cree, Inc. (b)                                            194,900         5,096
Sun Microsystems, Inc. (b)                                313,100         4,922
Cisco Systems, Inc. (b)                                   269,100         4,898
Brocade Communications Systems, Inc. (b)                  109,000         4,795
ASML Holding N.V. (b)                                     210,900         4,693
Applied Materials, Inc. (b)                                92,800         4,556
Powerwave Technologies, Inc. (b)                          307,000         4,452
Mercury Interactive Corp. (b)                              73,800         4,421
Emulex Corp. (b)                                           93,000         3,757
JDS Uniphase Corp. (b)                                    271,900         3,399
Microtune, Inc. (b)                                       151,600         3,335
KLA-Tencor Corp. (b)                                       56,000         3,274
Pixelworks, Inc. (b)                                       91,500         3,270
Research In Motion Ltd. (b)                               100,500         3,241
Amkor Technology, Inc. (b)                                135,000         2,984
Juniper Networks, Inc. (b)                                 95,000         2,955
RF Micro Devices, Inc. (b)                                106,500         2,872
Samsung Electronics Co. Ltd.                               18,600         2,746
Rudolph Technologies, Inc. (b)                             55,500         2,609
Agere Systems, Inc. 'A' (b)                               330,400         2,478
Broadcom Corp. 'A' (b)                                     57,300         2,450
Cypress Semiconductor Corp. (b)                           100,800         2,404
Intersil Corp. (b)                                         64,800         2,359
Microsoft Corp. (b)                                        31,800         2,321
GlobeSpan, Inc. (b)                                       158,200         2,310
National Semiconductor Corp. (b)                           75,000         2,184
Microchip Technology, Inc. (b)                             59,000         1,972
Applied Micro Circuits Corp. (b)                          108,300         1,863
Seachange International, Inc. (b)                          82,400         1,486
Micromuse, Inc. (b)                                        45,300         1,268
                                                                       --------
                                                                        203,516
                                                                       ========
Utilities 1.6%
Korea Telecom Corp. SP - ADR                              184,000         4,043
                                                                       --------
Total Common Stocks                                                     245,576
(Cost $235,928)                                                        ========

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)

SHORT-TERM INSTRUMENTS 1.8%

Repurchase Agreement 1.8%
State Street Bank
  3.350% due 07/02/2001                                  $  4,592      $  4,592
  (Dated 06/29/2001. Collateralized by Fannie Mae
  6.270% due 11/29/2001 valued at $4,684.
  Repurchase proceeds are $4,593.)
                                                                       --------
Total Short-Term Instruments                                              4,592
(Cost $4,592)                                                          ========

Total Investments (a) 99.6%                                            $250,168
(Cost $240,520)

Other Assets and Liabilities (Net) 0.4%                                     899
                                                                       --------
Net Assets 100.0%                                                      $251,067
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $262,493 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost.                                                $ 10,541

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                          (22,866)
                                                                       --------
Unrealized depreciation-net                                            $(12,325)
                                                                       ========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 37

PIMCO Schedule of Investments A, B, and C Classes
Growth & Income Fund
June 30, 2001

                                                                          Value
                                                            Shares       (000s)

COMMON STOCKS 82.7%

Aerospace 2.1%
Empresa Bras de Aeronautica                                 43,000      $ 1,679
                                                                        =======
Capital Goods 7.2%
Tyco International Ltd.                                     49,000        2,671
General Electric Co.                                        33,400        1,628
Weatherford International, Inc. (b)                         30,000        1,440
                                                                        -------
                                                                          5,739
                                                                        =======
Communications 7.5%
Clear Channel Communications, Inc. (b)                      27,700        1,737
Verizon Communications, Inc.                                27,600        1,477
Charter Communications, Inc. 'A' (b)                        41,700          974
SBC Communications, Inc.                                    23,900          957
Nokia Corp. SP - ADR                                        35,900          791
                                                                        -------
                                                                          5,936
                                                                        =======
Consumer Discretionary 15.0%
Family Dollar Stores, Inc.                                  65,000        1,666
Linens `n Things, Inc. (b)                                  60,000        1,639
B.J.'s Wholesale Club, Inc. (b)                             30,000        1,598
General Motors Corp. 'H'                                    75,900        1,537
Viacom, Inc. 'B' (b)                                        29,500        1,527
AOL Time Warner, Inc. (b)                                   28,000        1,484
Target Corp.                                                36,500        1,263
RadioShack Corp.                                            32,600          994
Costco Wholesale Corp. (b)                                   6,000          246
                                                                        -------
                                                                         11,954
                                                                        =======
Consumer Services 1.5%
Interpublic Group of Cos., Inc.                             40,700        1,195
                                                                        -------
Energy 3.2%
El Paso Corp.                                               25,000        1,314
Dynegy, Inc. 'A'                                            14,000          651
Exxon Mobil Corp.                                            6,500          567
                                                                        -------
                                                                          2,532
                                                                        =======
Financial & Business Services 22.9%
Citigroup, Inc.                                             44,799        2,366
Freddie Mac                                                 26,500        1,855
American International Group, Inc.                          20,400        1,754
Ace Ltd.                                                    40,900        1,599
Federated Investors, Inc. 'B'                               47,400        1,526
XL Capital Ltd. 'A'                                         18,400        1,511
Washington Mutual, Inc.                                     40,000        1,502
Omnicom Group, Inc.                                         16,200        1,393
Spieker Properties, Inc.                                    22,700        1,361
Boston Properties, Inc.                                     31,800        1,301
AmeriCredit Corp. (b)                                       25,000        1,299
Bank of New York Co., Inc.                                  15,500          744
                                                                        -------
                                                                         18,211
                                                                        =======
Health Care 6.6%
American Home Products Corp.                                30,000        1,753
Johnson & Johnson                                           35,000        1,750
Pharmacia Corp.                                             37,800        1,737
                                                                        -------
                                                                          5,240
                                                                        =======
Technology 13.0%
Celestica, Inc. (b)                                         39,200        2,019
Flextronics International Ltd. (b)                          74,900        1,956
EMC Corp. (b)                                               58,000        1,685
Microsoft Corp. (b)                                         22,600        1,650
Dell Computer Corp. (b)                                     59,200        1,548
Check Point Software Technologies Ltd. (b)                  30,000        1,517
                                                                        -------
                                                                         10,375
                                                                        =======
Utilities 3.7%
Exelon Corp.                                                26,300        1,686
Duke Energy Corp.                                           17,100          667
Entergy Corp.                                               16,000          614
                                                                        -------
                                                                          2,967
                                                                        -------
Total Common Stocks                                                      65,828
(Cost $66,963)                                                          =======

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

CONVERTIBLE BONDS & NOTES 6.3%

Echostar Communications
  4.875% due 01/01/2007                                   $  2,100      $ 1,866
Comverse Technology, Inc.
  4.500% due 07/01/2005                                        600        1,601
Charter Communications, Inc.
  4.750% due 06/01/2006                                        500          534
Lam Research Corp.
  4.000% due 06/01/2006                                        140          139
Juniper Networks, Inc.
  4.750% due 03/15/2007                                      1,200          864
                                                                        -------
Total Convertible Bonds & Notes                                           5,004
(Cost $5,310)                                                           =======

PREFERRED STOCK 8.9%

                                                            Shares

PPL Capital Funding Trust                                  100,000        2,540
Amdocs Automatic Communications Exchange                    30,000        1,515
Cox Communications Inc.                                     21,000        1,218
Mirant Trust                                                11,200          806
Calpine Capital Trust II                                     8,000          643
UtiliCorp United, Inc.                                      10,000          330
                                                                        -------
Total Preferred Stock                                                     7,052
(Cost $7,499)                                                           =======

SHORT-TERM INSTRUMENTS 5.3%

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 5.3%
State Street Bank
  3.350% due 07/02/2001                                   $  4,213        4,213
  (Dated 06/29/2001. Collateralized by Fannie Mae
  5.600% due 07/25/2003 valued at $4,301. Repurchase
  proceeds are $4,214.)
                                                                        -------
Total Short-Term Instruments                                              4,213
(Cost $4,213)                                                           =======

Total Investments (a) 103.2%                                            $82,097
(Cost $83,985)

Other Assets and Liabilities (Net) (3.2%)                                (2,574)
                                                                        -------

Net Assets 100.0%                                                       $79,523
                                                                        =======

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $84,461 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                               $ 2,572

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (4,936)
                                                                        -------

Unrealized depreciation-net                                             $(2,364)
                                                                        =======

(b) Non-income producing security.

38 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Growth Fund
June 30, 2001

                                                                          Value
                                                            Shares       (000s)

COMMON STOCKS 98.1%

Capital Goods 6.5%
General Electric Co.                                     1,000,000    $  48,750
Tyco International Ltd.                                    750,000       40,875
Illinois Tool Works, Inc.                                  500,000       31,650
                                                                      ---------
                                                                        121,275
                                                                      =========
Communications 3.5%
Nokia Corp. SP - ADR                                     1,500,000       33,060
Clear Channel Communications, Inc. (b)                     500,000       31,350
                                                                      ---------
                                                                         64,410
                                                                      =========
Consumer Discretionary 11.2%
AOL Time Warner, Inc. (b)                                  750,000       39,750
Wal-Mart Stores, Inc.                                      750,000       36,600
Target Corp.                                             1,000,000       34,600
Kohls Corp. (b)                                            500,000       31,365
Viacom, Inc. 'B' (b)                                       500,000       25,875
Home Depot, Inc.                                           500,000       23,275
Walgreen Co.                                               500,000       17,075
                                                                      ---------
                                                                        208,540
                                                                      =========
Consumer Services 3.4%
Comcast Corp. Special 'A' (b)                              750,000       32,550
Carnival Corp.                                           1,000,000       30,700
                                                                      ---------
                                                                         63,250
                                                                      =========
Consumer Staples 6.7%
Philip Morris Cos., Inc.                                 1,000,000       50,750
Sysco Corp.                                              1,500,000       40,725
PepsiCo, Inc.                                              750,000       33,150
                                                                      ---------
                                                                        124,625
                                                                      =========
Energy 1.4%
El Paso Corp.                                              500,000       26,270
                                                                      ---------
Financial & Business Services 22.2%
Citigroup, Inc.                                          1,500,000       79,260
American International Group, Inc.                         750,000       64,500
First Data Corp.                                         1,000,000       64,250
Omnicom Group, Inc.                                        500,000       43,000
Washington Mutual, Inc.                                  1,000,000       37,550
Freddie Mac                                                500,000       35,000
Morgan Stanley, Dean Witter & Co.                          500,000       32,115
Northern Trust Corp.                                       500,000       31,250
Bank of New York Co., Inc.                                 500,000       24,000
                                                                      ---------
                                                                        410,925
                                                                      =========
Health Care 15.3%
Amgen, Inc. (b)                                          1,000,000       60,680
Cardinal Health, Inc.                                      750,000       51,750
Johnson & Johnson                                        1,000,000       50,000
UnitedHealth Group, Inc.                                   750,000       46,313
Pfizer, Inc.                                             1,000,000       40,049
Pharmacia Corp.                                            750,000       34,462
                                                                      ---------
                                                                        283,254
                                                                      =========
Technology 20.8%
Microsoft Corp. (b)                                      1,000,000       73,000
Electronic Data Systems Corp.                              750,000       46,875
Applied Materials, Inc. (b)                                750,000       36,825
Intel Corp.                                              1,000,000       29,250
EMC Corp. (b)                                            1,000,000       29,050
Cisco Systems, Inc. (b)                                  1,500,000       27,300
Celestica, Inc. (b)                                        500,000       25,750
Siebel Systems, Inc. (b)                                   500,000       23,450
Veritas Software Corp. (b)                                 350,000       23,286
Micron Technology, Inc. (b)                                500,000       20,550
Flextronics International Ltd. (b)                         750,000       19,583
Texas Instruments, Inc.                                    500,000       15,750
BEA Systems, Inc. (b)                                      500,000       15,355
                                                                      ---------
                                                                        386,024
                                                                      =========
Utilities 7.1%
Exelon Corp.                                               750,000       48,090
Duke Energy Corp.                                        1,000,000       39,010
Mirant Corp. (b)                                           650,000       22,360
AES Corp. (b)                                              500,000       21,525
                                                                      ---------
                                                                        130,985
                                                                      ---------
Total Common Stocks                                                   1,819,558
(Cost $1,663,607)                                                     =========

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

CONVERTIBLE BONDS & NOTES 0.0%

Cabbell Financial Grantor Trust (c)
  6.881% due 12/31/2002                                   $    359   $       36
                                                                     ----------
Total Convertible Bonds & Notes                                              36
(Cost $358)                                                          ==========

SHORT-TERM INSTRUMENTS 2.1%

Repurchase Agreement 2.1%
State Street Bank
  3.350% due 07/02/2001                                     38,477       38,477
  (Dated 06/29/2001. Collateralized
  by Fannie Mae 4.625% due 05/15/2003
  valued at $39,250. Repurchase proceeds
  are $38,488.)
                                                                     ----------
Total Short-Term Instruments                                             38,477
(Cost $38,477)                                                       ==========

Total Investments (a) 100.2%                                         $1,858,071
(Cost $1,702,442)

Other Assets and Liabilities (Net) (0.2%)                                (4,209)
                                                                     ----------

Net Assets 100.0%                                                    $1,853,862
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,710,058 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  234,069

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (86,056)
                                                                     ----------

Unrealized appreciation-net                                          $  148,013
                                                                     ==========
(b) Non-income producing security.

(c) Security is in default.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 39

PIMCO Schedule of Investments A, B, and C Classes
Healthcare Innovation Fund
June 30, 2001

                                                                          Value
                                                            Shares       (000s)

COMMON STOCKS 99.3%

Health Care 99.3%
Protein Design Labs, Inc. (b)                                1,300    $     113
Scios, Inc. (b)                                              4,500          113
Genentech, Inc. (b)                                          2,000          110
MedImmune, Inc. (b)                                          2,300          109
Millennium Pharmaceuticals, Inc. (b)                         2,900          103
CV Therapeutics, Inc. (b)                                    1,800          103
Vertex Pharmaceuticals, Inc. (b)                             1,800           89
Gilead Sciences, Inc. (b)                                    1,500           87
Celgene Corp. (b)                                            3,000           87
Allergan, Inc.                                               1,000           86
Medarex, Inc. (b)                                            3,600           85
Myriad Genetics, Inc. (b)                                    1,300           82
Praecis Pharmaceuticals, Inc. (b)                            5,000           82
IDEC Pharmaceuticals Corp. (b)                               1,200           81
Wellpoint Health Networks, Inc. (b)                            800           75
Elan Corp. PLC SP - ADR (b)                                  1,200           73
OSI Pharmaceuticals, Inc. (b)                                1,200           63
Abbott Laboratories                                          1,200           58
Enzon, Inc. (b)                                                900           56
Amgen, Inc. (b)                                                900           55
Ligand Pharmaceuticals, Inc. (b)                             4,600           52
Immunex Corp. (b)                                            2,900           51
Watson Pharmaceuticals, Inc. (b)                               800           49
Barr Laboratories, Inc. (b)                                    700           49
Eli Lilly & Co.                                                650           48
Lincare Holdings, Inc. (b)                                   1,600           48
Affymetrix, Inc. (b)                                         2,000           44
King Pharmaceuticals, Inc. (b)                                 800           43
Bristol-Myers Squibb Co.                                       800           42
Guidant Corp. (b)                                            1,100           40
Ivax Corp. (b)                                               1,000           39
Teva Pharmaceutical Industries Ltd. SP - ADR                   600           37
UnitedHealth Group, Inc.                                       600           37
Express Scripts, Inc. (b)                                      600           33
Medtronic, Inc.                                                700           32
IMPATH, Inc. (b)                                               700           31
Triad Hospitals, Inc. (b)                                    1,000           29
HCA - The Healthcare Co.                                       600           27
Quest Diagnostics, Inc. (b)                                    200           15
Cambrex Corp.                                                  200           10
Waters Corp. (b)                                               200            6
                                                                      ---------
Total Common Stocks                                                       2,472
(Cost $2,226)                                                         =========

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

SHORT-TERM INSTRUMENTS 0.4%

Repurchase Agreement 0.4%
State Street Bank
  3.350% due 07/02/2001                                 $        9     $      9
  (Dated 06/29/2001. Collateralized by
  Federal Farm Credit Bank
  4.450% due 05/16/2003 valued at $10.
  Repurchase proceeds are $9.)
                                                                       --------
Total Short-Term Instruments                                                  9
(Cost $9)                                                              ========

Total Investments (a) 99.7%                                            $  2,481
(Cost $2,235)

Other Assets and Liabilities (Net) 0.3%                                       7
                                                                       --------
Net Assets 100%                                                        $  2,488
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $2,280 was as follows:

Aggregate gross unrealized
appreciation for all
investments in which there was an
excess of value over tax cost.                                         $    265

Aggregate gross unrealized
depreciation for all
investments in which there was an
excess of tax cost over value.                                              (64)
                                                                       --------
Unrealized appreciation-net                                            $    201
                                                                       ========
(b) Non-income producing security.

40 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Innovation Fund
June 30, 2001

                                                                          Value
                                                           Shares        (000s)

COMMON STOCKS 98.5%

Communications 2.5%
Nokia Corp. SP - ADR                                     2,020,300   $   44,527
Telefonaktiebolaget LM Ericsson SP - ADR                 3,328,000       18,038
Tellium, Inc. (b)                                          166,500        3,030
                                                                     ----------
                                                                         65,595
                                                                     ==========
Consumer Discretionary 5.4%
AOL Time Warner, Inc. (b)                                1,521,500       80,640
Amazon.com, Inc. (b)                                     2,339,700       33,107
Gemstar-TV Guide International, Inc. (b)                   660,867       28,153
                                                                     ----------
                                                                        141,900
                                                                     ==========
Consumer Services 3.2%
eBay, Inc. (b)                                             731,800       50,121
Comcast Corp. Special 'A' (b)                              745,000       32,333
                                                                     ----------
                                                                         82,454
                                                                     ==========
Health Care 2.3%
Amgen, Inc. (b)                                            623,600       37,840
IDEC Pharmaceuticals Corp. (b)                             325,300       22,020
                                                                     ----------
                                                                         59,860
                                                                     ==========
Technology 85.1%
Veritas Software Corp. (b)                               1,396,000       92,876
PeopleSoft, Inc. (b)                                     1,742,800       85,798
Applied Materials, Inc. (b)                              1,745,700       85,714
Siebel Systems, Inc. (b)                                 1,730,600       81,165
Dell Computer Corp. (b)                                  3,074,200       80,390
QUALCOMM, Inc. (b)                                       1,336,300       78,147
Sun Microsystems, Inc. (b)                               4,902,100       77,061
Micron Technology, Inc. (b)                              1,866,800       76,725
Cisco Systems, Inc. (b)                                  3,870,900       70,450
Microsoft Corp. (b)                                        956,600       69,832
Broadcom Corp. 'A' (b)                                   1,593,800       68,151
International Business Machines Corp.                      587,300       66,365
Extreme Networks, Inc. (b)                               2,242,200       66,145
Intel Corp.                                              2,007,400       58,716
KLA-Tencor Corp. (b)                                       970,000       56,716
Teradyne, Inc. (b)                                       1,671,000       55,310
Amdocs Ltd. (b)                                            992,700       53,457
Brocade Communications Systems, Inc. (b)                 1,186,100       52,177
i2 Technologies, Inc. (b)                                2,621,600       51,908
QLogic Corp. (b)                                           714,100       46,024
Sanmina Corp. (b)                                        1,920,054       44,948
EMC Corp. (b)                                            1,491,300       43,322
Check Point Software Technologies Ltd. (b)                 817,300       41,331
BMC Software, Inc. (b)                                   1,815,400       40,919
LSI Logic Corp. (b)                                      2,157,980       40,570
Novellus Systems, Inc. (b)                                 707,700       40,190
BEA Systems, Inc. (b)                                    1,304,500       40,061
Foundry Networks, Inc. (b)                               1,982,500       39,610
Compaq Computer Corp.                                    2,469,800       38,257
Juniper Networks, Inc. (b)                               1,223,300       38,045
Xilinx, Inc. (b)                                           873,800       36,036
JDS Uniphase Corp. (b)                                   2,747,365       34,342
Maxim Integrated Products, Inc. (b)                        765,400       33,838
GlobeSpan, Inc. (b)                                      2,207,600       32,231
Comverse Technology, Inc. (b)                              547,700       31,274
Openwave Systems, Inc. (b)                                 825,200       28,634
ONI Systems Corp. (b)                                      993,400       27,716
Texas Instruments, Inc.                                    865,800       27,273
Applied Micro Circuits Corp. (b)                         1,570,000       27,004
Taiwan Semiconductor Manufacturing Co. Ltd.
  SP - ADR (b)                                           1,696,380       25,768
Emulex Corp. (b)                                           594,600       24,022
Rational Software Corp. (b)                                813,300       22,813
Lam Research Corp. (b)                                     722,900       21,434
Research In Motion Ltd. (b)                                646,800       20,859
Cree, Inc. (b)                                             647,900       16,939
Vignette Corp. (b)                                       1,609,900       14,280
Flextronics International Ltd. (b)                         498,300       13,011
Agere Systems, Inc. 'A' (b)                              1,088,000        8,160
                                                                     ----------
                                                                      2,226,014
                                                                     ----------
Total Common Stocks                                                   2,575,823
                                                                     ==========
(Cost $2,607,680)

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

SHORT-TERM INSTRUMENTS 2.0%

Repurchase Agreement 2.0%
State Street Bank
  3.350% due 07/02/2001                                  $  52,471  $    52,471
  (Dated 06/29/2001. Collateralized by Fannie Mae
  7.125% due 06/15/2010 valued at $51,002 and
  Federal Home Loan Bank
  5.455% due 02/07/2003 valued at $2,522.
  Repurchase proceeds are $52,486.)
                                                                    -----------
Total Short-Term Instruments                                             52,471
(Cost $52,471)                                                      ===========

Total Investments (a) 100.5%                                        $ 2,628,294
(Cost $2,660,151)

Other Assets and Liabilities (Net) (0.5%)                               (13,449)
                                                                    -----------
Net Assets 100.0%                                                   $ 2,614,845
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $2,887,655 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  219,488

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (478,849)
                                                                     ----------
Unrealized depreciation-net                                          $ (259,361)
                                                                     ==========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 41

PIMCO Schedule of Investments A, B, and C Classes
Mid-Cap Fund
June 30, 2001

                                                                          Value
                                                            Shares       (000s)

COMMON STOCKS 92.9%

Consumer Discretionary 6.0%
Jones Apparel Group, Inc. (b)                              372,100    $  16,075
B.J.'s Wholesale Club, Inc. (b)                            251,553       13,398
Liz Claiborne, Inc.                                        213,800       10,786
Federated Department Stores, Inc. (b)                      244,099       10,374
Blockbuster, Inc. 'A'                                      513,300        9,368
Toys R Us, Inc. (b)                                        118,078        2,922
                                                                      ---------
                                                                         62,923
                                                                      =========
Consumer Services 3.4%
Harrah's Entertainment, Inc. (b)                           355,000       12,531
Tricon Global Restaurants, Inc. (b)                        257,400       11,300
Brinker International, Inc. (b)                            237,646        6,143
Sabre Holdings Corp. 'A' (b)                               107,700        5,385
                                                                      ---------
                                                                         35,359
                                                                      =========
Consumer Staples 3.7%
McCormick & Co.                                            411,400       17,287
Pepsi Bottling Group, Inc.                                 257,600       10,330
Flowers Foods, Inc. (b)                                    172,500        5,408
Grainger (W.W.), Inc.                                      127,800        5,260
                                                                      ---------
                                                                         38,285
                                                                      =========
Energy 13.7%
Murphy Oil Corp.                                           210,900       15,522
Kerr-McGee Corp.                                           201,200       13,334
Noble Drilling Corp. (b)                                   400,000       13,100
Nabors Industries, Inc. (b)                                330,700       12,302
Equitable Resources, Inc.                                  327,800       10,919
Noble Affiliates, Inc.                                     305,200       10,789
Pride International, Inc. (b)                              493,805        9,382
Tidewater, Inc.                                            234,800        8,852
Valero Energy Corp.                                        231,500        8,515
Patterson-UTI Energy, Inc.                                 410,700        7,339
Anadarko Petroleum Corp.                                   101,381        5,478
Dynegy, Inc. 'A'                                           116,338        5,410
Ocean Energy, Inc.                                         304,400        5,312
Tosco Corp.                                                114,300        5,035
Apache Corp.                                                89,200        4,527
ENSCO International, Inc.                                  161,485        3,779
Global Marine, Inc. (b)                                    170,743        3,181
BJ Services Co. (b)                                         36,444        1,034
                                                                      ---------
                                                                        143,810
                                                                      =========
Financial & Business Services 30.7%
Heller Financial, Inc. 'A'                                 468,300       18,732
Ace Ltd.                                                   433,300       16,938
Old Republic International Corp.                           569,300       16,510
USA Education, Inc.                                        223,300       16,301
Dime Bancorp, Inc.                                         426,481       15,886
Pacific Century Financial Corp.                            614,000       15,835
St. Paul Cos., Inc.                                        309,900       15,709
Charter One Financial, Inc.                                451,300       14,396
Sovereign Bancorp, Inc.                                  1,075,400       13,980
Liberty Property Trust                                     471,700       13,962
Equity Residential Properties Trust                        240,800       13,617
Ambac Financial Group, Inc.                                232,400       13,526
Federated Investors, Inc. 'B'                              404,200       13,015
Reinsurance Group of America                               337,500       12,791
Torchmark Corp.                                            298,800       12,015
Hudson City Bancorp, Inc.                                  519,400       11,992
SouthTrust Corp.                                           453,100       11,781
PMI Group, Inc.                                            159,200       11,408
Associates Corp. of North America                          314,800       11,330
Concord EFS, Inc. (b)                                      210,700       10,959
Golden West Financial Corp.                                156,600       10,060
Kimco Realty Corp.                                         202,300        9,579
Archstone Communities                                      352,200        9,080
North Fork Bancorporation, Inc.                            203,900        6,321
Hibernia Corp.                                             312,500        5,561
                                                                      ---------
                                                                        321,284
                                                                      =========
Health Care 9.8%
Tenet Healthcare Corp. (b)                                 381,800       19,697
Quest Diagnostics, Inc. (b)                                175,800       13,159
Forest Laboratories, Inc. (b)                              176,100       12,503
King Pharmaceuticals, Inc. (b)                             226,100       12,153
Allergan, Inc.                                             139,500       11,927
Invitrogen Corp. (b)                                       160,900       11,553
Protein Design Labs, Inc. (b)                              130,146       11,291
IDEC Pharmaceuticals Corp. (b)                             156,000       10,559
                                                                      ---------
                                                                        102,842
                                                                      =========
Technology 13.4%
International Game Technology (b)                          392,400       24,622
Fluor Corp.                                                710,896       14,047
SunGard Data Systems, Inc. (b)                             466,800       14,009
Comverse Technology, Inc. (b)                              223,600       12,768
L-3 Communications Holdings, Inc. (b)                      160,500       12,246
Lexmark International, Inc. (b)                            176,900       11,897
Cabletron Systems, Inc. (b)                                510,486       11,665
CSG Systems International, Inc. (b)                        191,100       10,847
Amdocs Ltd. (b)                                            193,800       10,436
PerkinElmer, Inc.                                          321,000        8,837
Scientific-Atlanta, Inc.                                   214,200        8,697
                                                                      ---------
                                                                        140,071
                                                                      =========
Utilities 12.2%
PPL Corp.                                                  239,900       13,195
Exelon Corp.                                               193,800       12,426
Entergy Corp.                                              314,400       12,070
Wisconsin Energy Corp.                                     496,800       11,809
NiSource, Inc.                                             414,800       11,336
Progress Energy, Inc.                                      251,188       11,283
Xcel Energy, Inc.                                          371,400       10,566
Pinnacle West Capital Corp.                                221,300       10,490
Allegheny Energy, Inc.                                     213,900       10,321
Dominion Resources, Inc.                                   165,400        9,946
Constellation Energy Group, Inc.                           226,200        9,636
Calpine Corp. (b)                                          109,300        4,132
                                                                      ---------
                                                                        127,210
                                                                      ---------
Total Common Stocks                                                     971,784
(Cost $885,393)                                                       =========

SHORT-TERM INSTRUMENTS 7.0%

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 7.0%
State Street Bank
     3.350% due 07/02/2001                              $   73,616       73,616
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 7.250% due 05/15/2030 valued at
     $24,090 and Fannie Mae 6.230% due 08/20/2001
     valued at $51,004. Repurchase proceeds are
     $73,637.)
                                                                    -----------
Total Short-Term Instruments                                             73,616
(Cost $73,616)                                                      ===========

Total Investments (a) 99.9%                                         $ 1,045,400
(Cost $959,009)

Other Assets and Liabilities (Net) 0.1%                                   1,008
                                                                    -----------

Net Assets 100.0%                                                   $ 1,046,408
                                                                    ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $965,913 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost.                                             $   129,952

Aggregate gross unrealized depreciation
for all investments in which there was an excess
of tax cost over value.                                                 (50,465)
                                                                    -----------
Unrealized appreciation-net                                         $    79,487
                                                                    ===========
(b) Non-income producing security.

42 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
Opportunity Fund
June 30, 2001

                                                                          Value
                                                            Shares       (000s)

COMMON STOCKS 94.7%

Capital Goods 2.9%
Global Power Equipment Group, Inc. (b)                     141,800    $   4,155
BE Aerospace, Inc. (b)                                     213,100        4,060
Capstone Turbine Corp. (b)                                 131,700        2,909
Active Power, Inc. (b)                                     143,400        2,392
                                                                      ---------
                                                                         13,516
                                                                      =========
Communications 6.7%
Millicom International Cellular SA (b)                     310,500        7,793
Mediacom Communications Corp. (b)                          360,300        5,044
Insight Communications Co., Inc. (b)                       192,587        4,815
Radio One, Inc. (b)                                        216,800        4,780
Allegiance Telecom, Inc. (b)                               278,500        4,175
Network Plus Corp. (b)                                     830,819        2,252
GoTo.com, Inc. (b)                                         113,400        2,206
                                                                      ---------
                                                                         31,065
                                                                      =========
Consumer Discretionary 17.1%
Genesco, Inc. (b)                                          182,230        6,122
Reebok International Ltd. (b)                              184,400        5,892
Furniture Brands International, Inc. (b)                   185,300        5,188
Six Flags, Inc. (b)                                        224,300        4,719
Timberland Co. 'A' (b)                                     115,000        4,544
Midway Games, Inc. (b)                                     244,700        4,527
Corinthian Colleges, Inc. (b)                               88,200        4,152
Emmis Broadcasting Corp. 'A' (b)                           133,700        4,111
Constellation Brands, Inc. 'A' (b)                          98,000        4,018
Argosy Gaming Co. (b)                                      134,700        3,739
Duane Reade, Inc. (b)                                      114,200        3,712
Linens `n Things, Inc. (b)                                 135,300        3,696
Tommy Hilfiger Corp. (b)                                   257,200        3,601
Tupperware Corp.                                           148,500        3,479
Office Depot, Inc. (b)                                     328,300        3,408
Take Two Interactive Software (b)                          163,800        3,038
AdvancePCS (b)                                              47,400        3,036
AnnTaylor Stores Corp. (b)                                  69,900        2,502
Vans, Inc. (b)                                              98,700        2,319
Pacific Sunwear of California (b)                           95,000        2,131
Station Casinos, Inc. (b)                                  120,900        1,934
                                                                      ---------
                                                                         79,868
                                                                      =========
Consumer Services 4.3%
Corporate Executive Board Co. (b)                          126,700        5,320
HotJobs.com Ltd. (b)                                       533,700        4,803
Forrester Research, Inc. (b)                               198,700        4,489
P F Chang's China Bistro, Inc. (b)                          74,403        2,820
Heidrick & Struggles, Inc. (b)                             133,600        2,716
                                                                      ---------
                                                                         20,148
                                                                      =========
Energy 4.8%
Grant Prideco, Inc. (b)                                    216,500        3,786
Key Energy Group, Inc. (b)                                 339,700        3,682
Core Laboratories NV (b)                                   195,069        3,658
Veritas DGC, Inc. (b)                                      116,300        3,227
CAL Dive International, Inc. (b)                           118,600        2,918
Chesapeake Energy Corp. (b)                                397,100        2,700
Petroquest Energy, Inc. (b)                                315,600        2,209
                                                                      ---------
                                                                         22,180
                                                                      =========
Environmental Services 1.0%
Waste Connections, Inc. (b)                                135,500        4,878
                                                                      ---------
Financial & Business Services 14.1%
Arthur J. Gallagher & Co.                                  289,000        7,514
Optimal Robotics Corp. (b)                                 196,900        7,482
Investors Financial Services Corp.                         102,400        6,861
Affiliated Managers Group, Inc. (b)                         99,000        6,089
Everest Re Group Ltd.                                       78,178        5,848
RenaissanceRe Holdings Ltd.                                 61,721        4,574
Caminus Corp. (b)                                          155,100        4,183
FreeMarkets, Inc. (b)                                      193,700        3,874
MeriStar Hospitality Corp.                                 153,800        3,653
E*Trade Group, Inc. (b)                                    511,500        3,299
eFunds Corp. (b)                                           177,300        3,298
Commerce Bancorp, Inc. N.J                                  45,800        3,211
eSPEED, Inc. 'A' (b)                                       143,000        3,146
Acxiom Corp. (b)                                           218,000        2,854
                                                                      ---------
                                                                         65,886
                                                                      =========

Health Care 17.5%
Titan Pharmaceuticals, Inc. (b)                            253,100    $   7,595
HEALTHSOUTH Corp. (b)                                      394,218        6,296
Universal Health Services, Inc. 'B' (b)                    137,700        6,265
Ilex Oncology, Inc. (b)                                    191,200        5,717
Cubist Pharmaceuticals, Inc. (b)                           144,300        5,483
Digene Corp. (b)                                           132,200        5,394
Cell Therapeutics, Inc. (b)                                189,067        5,226
Triad Hospitals, Inc. (b)                                  166,400        4,904
Quintiles Transnational Corp. (b)                          172,500        4,356
Minimed, Inc. (b)                                           81,800        3,926
Noven Pharmaceuticals, Inc. (b)                            100,000        3,920
CuraGen Corp. (b)                                          106,400        3,873
NPS Pharmaceuticals, Inc. (b)                               88,100        3,542
First Horizon Pharmaceutical Corp. (b)                     104,100        3,342
Medicis Pharmaceutical `A' (b)                              55,100        2,920
Health Net, Inc. (b)                                       151,744        2,640
Arena Pharmaceuticals, Inc. (b)                             70,800        2,159
Discovery Laboratories, Inc. (b)                           381,538        2,003
PhotoMedex, Inc. (b)                                       332,500        1,756
Discovery Laboratories, Inc. - Warrants (b)                 92,308            0
                                                                      ---------
                                                                         81,317
                                                                      =========
Materials & Processing 1.5%
Century Aluminum Co.                                       262,300        4,207
Sappi Ltd. SP - ADR                                        290,800        2,603
                                                                      ---------
                                                                          6,810
                                                                      =========
Technology 22.1%
Digital Lightwave, Inc. (b)                                170,900        6,316
Microtune, Inc. (b)                                        251,800        5,540
SmartForce Public Ltd. Co. SP - ADR (b)                    142,700        5,027
Digital Insight Corp. (b)                                  217,300        4,802
Alpha Industries, Inc. (b)                                 158,400        4,681
Anadigics, Inc. (b)                                        198,200        4,559
Advanced Energy Industries (b)                             108,400        4,474
Fairchild Semiconductor International, Inc. 'A' (b)        185,200        4,260
Multex.com, Inc. (b)                                       240,000        3,900
Manhattan Associates, Inc. (b)                              95,700        3,804
Lattice Semiconductor Co. (b)                              148,000        3,611
Microchip Technology ,Inc. (b)                             108,000        3,610
Aeroflex, Inc. (b)                                         343,324        3,605
Orbotech Ltd. (b)                                          104,000        3,594
Aspen Technology, Inc. (b)                                 145,100        3,511
SpeechWorks International, Inc. (b)                        217,581        3,416
FEI Co. (b)                                                 82,500        3,383
Websense, Inc. (b)                                         168,500        3,370
Universal Access, Inc. (b)                                 533,200        3,306
Virata Corp. (b)                                           277,600        3,290
Vignette Corp. (b)                                         350,500        3,109
Netegrity, Inc. (b)                                        102,400        3,072
Tibco Software, Inc. (b)                                   235,300        3,005
Concurrent Computer Corp. (b)                              399,200        2,794
LTX Corp. (b)                                               93,900        2,400
Newport Corp.                                               88,800        2,353
Avocent Corp. (b)                                           90,800        2,066
TTM Technologies, Inc. (b)                                 212,100        1,866
                                                                      ---------
                                                                        102,724
                                                                      =========
Transportation 2.7%
Frontier Airlines, Inc. (b)                                382,100        4,681
Stelmar Shipping Ltd.                                      192,500        3,350
Skywest, Inc.                                               83,500        2,338
General Maritime Corp. (b)                                 153,700        2,244
                                                                      ---------
                                                                         12,613
                                                                      ---------
Total Common Stocks                                                     441,005
(Cost $392,107)                                                       =========

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 43

Opportunity Fund
June 30, 2001

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

SHORT-TERM INSTRUMENTS 5.1%

Repurchase Agreement 5.1%
State Street Bank
  3.350% due 07/02/2001                                  $  23,812    $  23,812
  (Dated 06/29/2001. Collateralized
  by Federal Farm Credit Bank 5.450% due
  09/29/2003 valued at $24,293.
  Repurchase proceeds are $23,819.)
                                                                      ---------
Total Short-Term Instruments                                             23,812
(Cost $23,812)                                                        =========


Total Investments (a) 99.8%                                           $ 464,817
(Cost $415,919)

Other Assets and Liabilities (Net) 0.2%                                     923
                                                                      ---------
Net Assets 100.0%                                                     $ 465,740
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $426,860 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  62,752

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (24,795)
                                                                      ---------
Unrealized appreciation-net                                           $  37,957
                                                                      =========
(b) Non-income producing security.

44 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes

Renaissance Fund
June 30, 2001

                                                                          Value
                                                           Shares         (000s)
COMMON STOCKS 90.6%

Aerospace 3.4%
Raytheon Co.                                             1,288,104    $  34,199
Northrop Grumman Corp.                                      97,500        7,810
Orbital Sciences Corp. (b)                               1,711,200        6,639
                                                                      ---------
                                                                         48,648
                                                                      =========
Building 2.4%
York International Corp.                                   976,700       34,204
                                                                      ---------
Capital Goods 8.9%
Navistar International Corp. (b)                         1,941,200       54,605
Visteon Corp.                                            1,547,700       28,447
CNH Global NV                                            2,846,800       16,882
Cummins Engine Co., Inc.                                   345,000       13,352
Cooper Industries, Inc.                                    310,000       12,273
                                                                      ---------
                                                                        125,559
                                                                      =========
Communications 10.5%
AT&T Corp.                                               2,703,576       59,478
Sprint Corp.                                             2,478,000       52,930
WorldCom, Inc. (b)                                       2,405,000       34,151
MCI WorldCom, Inc.                                          86,800        1,397
                                                                      ---------
                                                                        147,956
                                                                      =========
Consumer Discretionary 7.2%
J.C. Penney Co.                                          1,133,000       29,865
Tupperware Corp.                                         1,049,200       24,583
Hasbro, Inc.                                             1,506,300       21,766
Office Depot, Inc. (b)                                   2,025,000       21,020
Linens `n Things, Inc. (b)                                 170,000        4,644
                                                                      ---------
                                                                        101,878
                                                                      =========
Consumer Staples 4.8%
Archer-Daniels-Midland Co.                               1,763,900       22,930
Tate & Lyle PLC                                          4,829,468       19,044
Corn Products International, Inc.                          375,000       12,000
Great Atlantic & Pacific Tea Co.,                          428,700        6,345
Inc.
SUPERVALU, Inc.                                            340,000        5,967
Dean Foods Co.                                              20,000          804
Tyson Foods, Inc.                                           10,000           92
                                                                      ---------
                                                                         67,182
                                                                      =========
Energy 2.9%
Diamond Offshore Drilling, Inc.                          1,254,400       41,458
                                                                      ---------
Financial & Business Services 21.2%
Ace Ltd.                                                 1,616,400       63,185
PartnerRe Ltd.                                           1,030,000       57,062
Aon Corp.                                                1,563,700       54,730
Fairfax Financial Holdings Ltd. (b)                        238,900       35,876
Golden State Bancorp, Inc.                               1,100,000       33,880
Mutual Risk Management Ltd.                              2,462,000       21,912
Pacific Century Financial Corp.                            649,600       16,753
Odyssey Re Holdings Corp. (b)                              562,400       10,163
Cincinnati Financial Corp.                                  50,000        1,975
Safeco Corp.                                                50,000        1,475
CNA Financial Corp. (b)                                     35,000        1,381
Sovereign Bancorp, Inc.                                     75,000          975
                                                                      ---------
                                                                        299,367
                                                                      =========
Health Care 5.7%
Aetna, Inc. (b)                                          1,597,100       41,317
PacifiCare Health Systems, Inc. (b)                      2,009,600       32,756
HEALTHSOUTH Corp. (b)                                      203,800        3,255
Healthnet International, Inc. (b)                          150,000        2,610
                                                                      ---------
                                                                         79,938
                                                                      =========
Materials & Processing 10.7%
Alcan, Inc.                                              1,526,500       64,144
Nucor Corp.                                                648,169       31,689
Solutia, Inc.                                            2,261,500       28,834
IMC Global, Inc.                                         2,008,500       20,487
Eastman Chemical Co.                                        42,000        2,000
Nova Chemicals Corp.                                        80,000        1,655
USX-U.S. Steel Group, Inc.                                  60,000        1,209
Crompton Corp.                                              60,000          654
                                                                      ---------
                                                                        150,672
                                                                      =========

Technology 5.0%
Xerox Corp.                                              3,750,500       35,892
Micron Technology, Inc. (b)                                857,000       35,223
Axcelis Technologies, Inc. (b)                               4,800           71
                                                                      ---------
                                                                         71,186
                                                                      =========
Transportation 0.8%
Burlington Northern Santa Fe Corp.                         310,000        9,353
CSX Corp.                                                   70,000        2,537
                                                                      ---------
                                                                         11,890
                                                                      =========
Utilities 7.1%
Niagara Mohawk Holdings, Inc.                            2,530,200       44,759
PG&E Corp. (b)                                           3,609,200       40,423
Western Resources, Inc.                                    679,000       14,599
                                                                      ---------
                                                                         99,781
                                                                      ---------
Total Common Stocks                                                   1,279,719
(Cost $1,222,482)                                                     =========

   SHORT-TERM INSTRUMENTS 9.3%

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 9.3%
State Street Bank
     3.350% due 07/02/2001                               $ 131,349      131,349
     (Dated 06/29/2001. Collateralized
     by Fannie Mae 6.875% due 09/15/2010
     valued at $31,977, Fannie Mae 7.000% due
     05/01/2003 valued at $51,005 and Fannie
     Mae 7.000% due 07/15/2005 valued at $51,001.
     Repurchase proceeds are $131,386.)
                                                                    -----------
Total Short-Term Instruments                                            131,349
(Cost $131,349)                                                     ===========

Total Investments (a) 99.9%                                         $ 1,411,068
(Cost $1,353,831)

Other Assets and Liabilities (Net) 0.1%                                   1,956
                                                                    -----------

Net Assets 100.0%                                                   $ 1,413,024
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,362,080 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost.                                             $   127,385

Aggregate gross unrealized depreciation
for all investments in which there was an excess
of tax cost over value.                                                 (78,397)
                                                                    -----------

Unrealized appreciation-net                                         $    48,988
                                                                    ===========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 45

PIMCO Schedule of Investments A, B, and C Classes

Select Growth Fund
June 30, 2001

                                                                          Value
                                                           Shares        (000s)

COMMON STOCKS 99.1%

Capital Goods 4.5%
Illinois Tool Works, Inc.                                  35,000       $ 2,216
                                                                        -------
Communications 3.3%
Nokia Corp. SP - ADR                                       75,000         1,653
                                                                        -------
Consumer Discretionary 9.8%
Viacom, Inc. `B' (b)                                       35,000         1,811
Wal-Mart Stores, Inc.                                      35,000         1,708
AOL Time Warner, Inc. (b)                                  25,000         1,325
                                                                        -------
                                                                          4,844
                                                                        =======
Consumer Services 3.1%
Comcast Corp. Special `A' (b)                              35,000         1,519
                                                                        -------
Consumer Staples 9.6%
Philip Morris Cos., Inc.                                   50,000         2,538
PepsiCo, Inc.                                              50,000         2,210
                                                                        -------
                                                                          4,748
                                                                        =======
Financial & Business Services 30.0%
American International Group, Inc.                         35,000         3,010
Omnicom Group, Inc.                                        35,000         3,010
Citigroup, Inc.                                            50,000         2,642
Freddie Mac                                                35,000         2,450
First Data Corp.                                           35,000         2,249
Washington Mutual, Inc.                                    40,000         1,502
                                                                        -------
                                                                         14,863
                                                                        =======
Health Care 16.3%
Cardinal Health, Inc.                                      35,000         2,415
Amgen, Inc. (b)                                            35,000         2,123
Pfizer, Inc.                                               50,000         2,003
UnitedHealth Group, Inc.                                   25,000         1,544
                                                                        -------
                                                                          8,085
                                                                        =======
Technology 18.0%
Microsoft Corp. (b)                                        50,000         3,650
Applied Materials, Inc. (b)                                35,000         1,718
Cisco Systems, Inc. (b)                                    75,000         1,365
BEA Systems, Inc. (b)                                      25,000           768
Intel Corp.                                                25,000           731
Veritas Software Corp. (b)                                 10,000           665
                                                                        -------
                                                                          8,897
                                                                        =======
Utilities 4.5%
Exelon Corp.                                               35,000         2,244
                                                                        -------
Total Common Stocks                                                      49,069
(Cost $52,413)                                                          =======

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%
State Street Bank
  3.350% due 07/02/2001                                $       593    $     593
  (Dated 06/29/2001. Collateralized by
  Fannie Mae 4.500% due 04/25/2003
  valued at $609. Repurchase proceeds are $593.)
                                                                      ---------
Total Short-Term Instruments                                                593
(Cost $593)                                                           =========

Total Investments (a) 100.3%                                          $  49,662
(Cost $53,006)

Other Assets and Liabilities (Net) (0.3%)                                  (152)
                                                                      ---------

Net Assets 100.0%                                                     $  49,510
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $53,049 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $   1,064
(0.3%)
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (4,451)
                                                                      ---------

Unrealized depreciation-net                                           $  (3,387)
                                                                      =========
(b) Non-income producing security.

46 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes

Select International Fund
June 30, 2001

                                                                          Value
                                                           Shares         (000s)

COMMON STOCKS 97.3%

Australia 1.5%
National Australia Bank Ltd.                                46,072     $    824
Australia & New Zealand Bank                                60,477          521
Cable & Wireless Optus Ltd. (b)                             28,346           54
                                                                       --------
                                                                          1,399
                                                                       ========
Brazil 0.0%
Bradespar SA                                             7,276,037            3
Tele Norte Leste Participacoes SA                          132,666            2
Telesp Celular (b)                                              76            0
                                                                       --------
                                                                              5
                                                                       ========
Canada 0.3%
Nortel Networks Corp.                                       30,474          281
                                                                       --------
China 3.3%
Hutchison Whampoa Ltd.                                      50,000          505
Sun Hung Kai Properties                                     49,000          441
Wheellock & Co.                                            532,000          425
Kerry Properties                                           214,000          288
Henderson Land Development                                  60,000          265
Citic Pacific Ltd.                                          85,000          263
Qingling Motors Co. `H'                                  1,000,000          244
PetroChina Co. Ltd. `H'                                    968,000          201
Wing Lung Bank                                              38,200          178
Swire Pacific                                               24,500          126
New World Development Co. Ltd.                              79,000           96
Shum Yip Investment                                        246,000           77
Pacific Century                                            106,000           30
                                                                       --------
                                                                          3,139
                                                                       ========
Denmark 0.1%
Danske Bank                                                  5,044           91
                                                                       --------
Finland 2.5%
Nokia Corp.                                                 81,780        1,855
Pohjola Group Insurance Corp.                               19,800          385
Okobank                                                      6,964           75
                                                                       --------
                                                                          2,315
                                                                       ========
France 10.4%
Aventis SA                                                  15,877        1,269
Vivendi Universal SA                                        15,478          903
Groupe Danone                                                5,144          707
Banque National de Paris                                     8,004          697
Generale de Sante (b)                                       32,300          526
TotalFinaElf SA                                              3,742          525
France Telecom SA                                           10,301          491
JC Decaux SA (b)                                            36,300          486
Lafarge SA                                                   5,163          442
Vinci                                                        6,888          439
Schneider SA                                                 7,495          415
Axa                                                         14,316          408
Pechiney SA                                                  7,570          385
L'Oreal SA                                                   4,600          297
Castorama Dubois (b)                                         1,300          280
Carrefour SA                                                 4,750          252
Alcatel Telecommunications SA                               10,587          222
Renault SA                                                   4,524          204
Ass Generale de France                                       2,900          161
Cap Gemini SA                                                1,900          138
Pinault-Printemps Redoute                                      757          110
Wanadoo (b)                                                 21,850          109
Sanofi-Synthelabo SA                                         1,561          103
PSA Peugeot Citroen (b)                                        297           81
Vivendi Environnement                                        1,486           63
STMicroelectronics NV                                           90            3
                                                                       --------
                                                                          9,716
                                                                       ========
Germany 9.5%
Deutsche Telekom AG                                         55,136        1,258
Siemens AG (b)                                              19,078        1,172
E On AG                                                     21,740        1,141
Deutsche Bank AG                                            15,260        1,095
Muenchener Rueckversicherungs-Gesellschaft AG                3,740        1,043
Schering AG                                                 17,610          925
Bayer AG                                                    11,500          452
Bayerische Motoren Werke AG (b)                             12,320          408
SAP AG                                                       2,605          362
Allianz AG                                                   1,168          341
Fraport AG (b)                                              12,000          333
BASF AG                                                      2,704          107
Deutsche Boerse AG                                           2,090           74
AMB Aachener & Muenchener Beteiligungs AG                      636           67
SGL Carbon AG (b)                                            1,908           67
Depfa Pfandbriefbank                                           792           54
                                                                       --------
                                                                          8,899
                                                                       ========
Ireland 2.8%
Elan Corp. PLC SP - ADR (b)                                 18,320        1,118
CRH PLC                                                     34,712          584
Allied Irish Banks PLC                                      47,020          526
Ryanair Holdings PLC (b)                                    23,100          240
Irish Life & Permanent PLC                                   7,841           92
Bank of Ireland                                              8,280           82
                                                                       --------
                                                                          2,642
                                                                       ========
Israel 0.0%
Oridion Systems Ltd. (b)                                     1,121           27
                                                                       --------
Italy 4.8%
Telecom Italia SpA                                         263,287        1,642
ENI SpA                                                     64,869          792
Assicuazioni Generali                                       18,535          558
Istituto Bancario San Paolo di Torino SpA                   42,135          541
Credito Italiano                                            88,900          382
Bank Intesa SpA                                             53,079          188
RAS AG                                                      14,800          182
Benetton Group SpA                                           7,850          105
Banco Nazionale Lavoro (b)                                  16,254           51
Edison SpA                                                   5,436           50
Beni Stabili SpA                                            20,757           10
Banca Intesa SpA - Warrants                                  3,486            5
Seat Pagine Gialle SpA                                       2,534            3
Olivetti SpA                                                 2,020            1
                                                                       --------
                                                                          4,510
                                                                       ========
Japan 21.0%
Toyota Motor Corp.                                          43,700        1,537
Sony Corp.                                                  20,400        1,341
Nomura Securities Co. Ltd.                                  61,000        1,169
Mitsubishi Tokyo                                               127        1,059
Nippon Telegraph & Telephone Corp.                             178          928
Matsushita Electric Industrial Co. Ltd.                     59,000          923
DAI Nippon Printing Co. Ltd.                                70,000          854
Fanuc                                                       16,300          812
Canon, Inc.                                                 20,000          808
Tokyo Electric Power                                        31,200          808
NEC Corp.                                                   57,000          770
Sharp Corp.                                                 51,000          695
Fujisawa Pharmaceutical                                     30,000          678
Fuji Photo Film                                             15,000          647
Honda Motor Co. Ltd.                                        14,000          615
Murata Manufacturing Co.                                     9,100          605
Yamanouchi Pharmaceutical                                   18,000          505
Fast Retailing Co.                                           2,800          487
Secom                                                        8,500          474
Ito-Yokado Co. Ltd.                                         10,000          461
Nippon Steel Corp.                                         296,000          449
Tokio Marine & Fire Insurance Co.                           46,000          430
Olympus Optical Co. Ltd.                                    24,000          385
Mitsubishi Estate                                           39,000          359
Asahi Breweries                                             31,000          348
Bridgestone Corp.                                           28,000          293
Terumo Corp.                                                11,500          211

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 47

Select International Fund
June 30, 2001

                                                                          Value
                                                           Shares        (000s)

NTT DoCoMo, Inc.                                               10       $   174
Katokichi Co.                                               4,400           104
Rohm Co.                                                      600            93
Takeda Chemical Industries                                  2,000            93
Mitsubishi Corp.                                           10,000            81
Konica Corp.                                               10,000            73
Shin-Etsu Chemical Co. Ltd.                                 2,000            73
Sumitomo Marine & Fire Insurance Co.                       12,000            67
Tokyo Gas Co.                                              22,000            67
Ricoh Co.                                                   3,000            65
Toshiba Corp.                                              12,000            63
Yamato Transport                                            3,000            63
Nippon Corp.                                                4,000            54
                                                                        -------
                                                                         19,721
                                                                        =======
Netherlands 3.9%
Royal Dutch Petroleum Co.                                  18,400         1,060
Koninklijke Ahold NV                                       28,361           889
ING Groep NV (b)                                           11,006           720
Fortis (NL) NV                                             18,551           452
Philips Electronics NV                                     15,068           400
DSM NV                                                      1,510            53
STMicroelectronics NV                                       1,486            51
                                                                        -------
                                                                          3,625
                                                                        =======
Norway 1.0%
Statoil ASA (b)                                            69,580           515
Norske Skogsindust                                         28,550           433
                                                                        -------
                                                                            948
                                                                        =======
Poland 1.0%
Telekomunikacja Polska SA SP - GDR                         80,760           361
Polski Koncern Naftowy SP - GDR (b)                        26,803           242
Bank Pekao SA SP - ADR (b)                                  4,572            80
Bank Pekao Kasa Opieki SA (b)                               4,080            70
Prokom Software SA                                          2,510            61
Elektrim Spolka Akcyjna SA (b)                              8,810            57
BRE Bank SA                                                 1,780            42
Powsechny Bank                                              1,680            41
Agora SA (b)                                                2,300            31
                                                                        -------
                                                                            985
                                                                        =======
Portugal 0.1%
Portugal Telecom SA                                        13,226            92
Portugal Telecom SA Rights (b)                             13,226             2
                                                                        -------
                                                                             94
                                                                        =======
Russia 0.9%
Surgutneftegaz SP - ADR                                    62,470           803
                                                                        -------
Singapore 1.4%
Singapore Press Holdings Ltd.                              28,100           308
United Overseas Bank Ltd.                                  29,000           183
DBS Group Holdings Ltd.                                    21,000           154
Overseas-Chinese Banking Corp.                             19,000           124
Singapore Tech Engineering Ltd.                            86,000           122
Overseas Union Bank                                        23,000           119
City Developments Ltd.                                     24,000            93
Capitaland Ltd. (b)                                        64,000            88
Singapore Airlines Ltd.                                    11,000            76
Singapore Telecommunications                               56,000            58
                                                                        -------
                                                                          1,325
                                                                        =======
South Korea 1.8%
Samsung Electronics Co. Ltd.                                2,900           428
Korea Electric Power Corp.                                 14,000           261
Hyundai Motor Co. Ltd.                                      8,000           174
Kookmin Bank                                               11,000           148
Pohang Iron & Steel Co. SP - ADR                            5,000            99
Samsung Display Devices Co.                                 2,000            96
SK Telecom Co. Ltd.                                           600            88
Korea Telecom Corp.                                         2,000            80
Samsung Electro-Mechanics                                   2,000            72
Shinhan Bank                                                7,000            72
Samsung Heavy Industries (b)                               14,000            59
LG Chemical Ltd.                                            4,200            51
SK Corp.                                                    4,000            51
LG Household Ltd. (b)                                         800            18
Korea Electric Power Corp. SP - ADR                            75             1
                                                                        -------
                                                                          1,698
                                                                        =======

Spain 0.3%
Union Electric Fenosa                                        4,990           93
Banco Bilbao Vizcaya Argentaria SA                           6,139           79
Bankinter SA                                                 1,521           51
Telefonica SA                                                3,064           38
                                                                        -------
                                                                            261
                                                                        =======
Sweden 0.2%
Nordea                                                      15,695           89
Telefonaktiebolaget LM Ericsson AB `B'                      10,710           59
Skandia Forsakring                                           3,181           29
                                                                        -------
                                                                            177
                                                                        =======
Switzerland 4.3%
Nestle SA                                                    7,850        1,669
Novartis AG (b)                                             31,478        1,140
UBS AG                                                       3,230          463
Roche Holdings AG (b)                                        4,000          288
Zurich Financial Services Group                                544          186
Swisscom AG                                                    545          130
Schindler Holding AG                                            62           69
Kudelski SA (b)                                                800           67
ABB Ltd. (b)                                                 3,052           46
Syngenta AG (b)                                                324           17
Syngenta AG - SP - ADR (b)                                     351            4
                                                                        -------
                                                                          4,079
                                                                        =======
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co.
Ltd.
   SP - ADR (b)                                             37,789          574
Asustek Computer, Inc. SP - GDR                             71,400          302
China Steel Corp. SP - GDR                                  15,498          155
Evergreen Marine Corp.                                      33,826          151
Asia Cement Corp. SP - GDR                                  40,721          122
Winbond Electronics Corp. (b)                               10,199           87
Advanced Semiconductor Engineering,
  Inc. SP - ADR (b)                                         18,924           58
Standard Foods Taiwan Ltd. SP - GDR (b)                      4,477            5
                                                                        -------
                                                                          1,454
                                                                        =======
Turkey 0.3%
Yapi ve Kredi Bankasi AS                                65,202,501          203
Vestel Elektronik Sanayi ve Ticaret AS                  24,360,000           59
Migros Turk TAS                                            766,700           48
Koc Holding AS                                                  56            0
                                                                        -------
                                                                            310
                                                                        =======
United Kingdom 24.4%
Morgan Stanley Capital LLC                                  24,000        4,699
GlaxoSmithKline PLC                                         77,654        2,187
Vodafone Group PLC                                         731,355        1,622
HSBC Holdings PLC                                          116,552        1,381
Shell Transport & Trading Co.                              163,465        1,361
BP Amoco PLC                                               165,236        1,360
Dixons Group PLC                                           268,284          880
Diageo PLC                                                  56,800          624
British Telecom PLC (b)                                     96,203          606
Barclays PLC                                                18,100          556
Royal Bank of Scotland Group PLC                            23,758          524
Prudential PLC                                              40,498          491
Billiton PLC                                                93,911          469
Abbey National PLC                                          26,500          465
Tesco PLC                                                  113,023          408
Zeneca Group                                                 7,477          349
Wolseley PLC                                                45,700          342
Legal & General Group PLC                                  148,900          338
MFI Furniture Group PLC                                    202,600          332
Centrica PLC                                               100,000          320
Rio Tinto PLC                                               18,000          320
British Aerospace PLC                                       65,900          316
British Sky Broadcasting PLC (b)                            30,400          293
British American Tobacco PLC                                35,800          272
Next PLC                                                    19,700          258
Commercial Union PLC                                        18,152          251
BG Group PLC                                                58,000          229
Misys PLC                                                   32,100          225
Lloyds TSB Group PLC                                        21,825          219
Cadbury Schweppes PLC                                       23,000          155

48 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                          Value
                                                            Shares       (000s)

Reuters Group PLC                                           11,220     $    146
Sage Group PLC                                              40,800          145
Lattice Group PLC                                           58,000          130
Hays PLC                                                    47,094          122
WPP Group PLC                                               11,494          113
Scottish Power PLC                                          11,782           87
P&O Princess Cruise                                         15,709           82
AstraZeneca PLC                                              1,426           67
Marconi PLC                                                 17,500           62
Cable & Wireless PLC                                         7,611           45
Energis PLC (b)                                             15,696           42
Autonomy Corp. PLC (b)                                       2,120           12
                                                                       --------
                                                                         22,905
                                                                       --------
Total Common Stocks                                                      91,409
(Cost $104,679)                                                        ========

SHORT-TERM INSTRUMENTS 2.1%

                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreements 2.1%
State Street Bank
     3.350% due 07/02/2001                                $  2,008        2,008
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 4.500% due 04/25/2003 valued at
     $2,048. Repurchase proceeds are $2,009.)
                                                                       --------
Total Short-Term Instruments                                              2,008
(Cost $2,008)                                                          ========

Total Investments (a) 99.4%                                            $ 93,417
(Cost $106,687)

Other Assets and Liabilities (Net) 0.6%                                     594
                                                                       --------

Net Assets 100.0%                                                      $ 94,011
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $107,124 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                         $  4,644

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                          (18,351)
                                                                       --------

Unrealized depreciation-net                                            $(13,707)
                                                                       ========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 49

PIMCO Schedule of Investments A, B, and C Classes

Small-Cap Value Fund
June 30, 2001

                                                                          Value
                                                            Shares       (000s)

COMMON STOCKS 97.1%

Aerospace 3.0%
AAR Corp.                                                  254,500      $ 4,352
Kaman Corp. 'A'                                            238,000        4,213
Newport News Shipbuilding, Inc.                             60,000        3,675
                                                                        -------
                                                                         12,240
                                                                        =======
Building 4.2%
Hughes Supply, Inc.                                        209,000        4,943
Centex Construction Products, Inc.                         130,000        4,225
York International Corp.                                   116,700        4,087
Butler Manufacturing Co.                                   143,000        3,575
                                                                        -------
                                                                         16,830
                                                                        =======
Capital Goods 9.5%
MTS Systems Corp.                                          341,700        4,712
GenCorp, Inc.                                              332,000        4,250
BorgWarner, Inc.                                            80,000        3,970
Barnes Group, Inc.                                         160,500        3,964
Regal-Beloit Corp.                                         188,500        3,921
Harsco Corp.                                               141,000        3,825
Trinity Industries, Inc.                                   184,000        3,772
Tecumseh Products Co. 'A'                                   76,000        3,762
Precision Castparts Corp.                                   92,000        3,443
Milacron, Inc.                                             209,000        3,275
                                                                        -------
                                                                         38,894
                                                                        =======
Consumer Discretionary 13.2%
Harman International Industries, Inc.                      122,000        4,647
Kimball International, Inc. 'B'                            244,000        4,416
Haverty Furniture Cos., Inc.                               293,300        4,385
Banta Corp.                                                147,000        4,307
Russ Berrie & Co., Inc.                                    145,000        4,263
Burlington Coat Factory Warehouse Corp.                    200,000        4,000
Tupperware Corp.                                           169,000        3,960
Lancaster Colony Corp.                                     119,000        3,925
Kellwood Co.                                               166,600        3,848
Brown Shoe Co., Inc.                                       212,000        3,827
Claire's Stores, Inc.                                      193,000        3,736
Sturm Ruger & Co., Inc.                                    379,000        3,714
Ennis Business Forms, Inc.                                 424,000        3,350
Enesco Group, Inc. (b)                                     320,000        1,936
                                                                        -------
                                                                         54,314
                                                                        =======
Consumer Services 2.7%
Luby's, Inc.                                               396,800        3,885
Chemed Corp.                                               105,000        3,795
Midas, Inc.                                                271,000        3,415
                                                                        -------
                                                                         11,095
                                                                        =======
Consumer Staples 4.0%
Corn Products International, Inc.                          140,000        4,480
Sensient Technologies Corp.                                200,600        4,116
Dean Foods Co.                                             100,000        4,020
Universal Corp. - VA                                        92,000        3,649
                                                                        -------
                                                                         16,265
                                                                        =======
Energy 8.5%
World Fuel Services Corp.                                  360,000        4,302
St. Mary Land & Exploration Co.                            183,000        4,275
Berry Petroleum Co. 'A'                                    283,000        4,104
Northwest Natural Gas Co.                                  160,000        3,984
Cabot Oil & Gas Corp. 'A'                                  153,000        3,735
UGI Corp.                                                  138,300        3,734
XTO Energy, Inc.                                           260,000        3,731
Patina Oil & Gas Corp.                                     136,100        3,607
Vintage Petroleum, Inc.                                    183,000        3,422
                                                                        -------
                                                                         34,894
                                                                        =======
Financial & Business Services 22.4%
Presidential Life Corp.                                    216,000        4,838
Susquehanna Bancshares, Inc.                               220,000        4,477
Shurgard Storage Centers, Inc. 'A'                         140,000        4,375
UMB Financial Corp.                                        100,300        4,313
BancorpSouth, Inc.                                         253,000        4,301
CBL & Associates Properties, Inc.                          132,000        4,051
Healthcare Realty Trust, Inc.                              153,000        4,024
United Dominion Realty Trust                               280,000        4,018
Cabot Industrial Trust                                     191,000        4,011
Hudson United Bancorp                                      157,000        4,004
McGrath Rentcorp                                           165,000        3,983
Prentiss Properties Trust                                  151,000        3,971
Trenwick Group Ltd.                                        172,000        3,942
National Golf Properties, Inc.                             144,000        3,924
Southwest Securities Group, Inc.                           189,000        3,912
Kelly Services, Inc. 'A'                                   161,000        3,904
Health Care Property Investors, Inc.                       111,000        3,818
AmerUs Group Co.                                           105,000        3,724
Commercial Federal Corp.                                   161,000        3,719
Franchise Finance Corp. of America                         148,000        3,716
Washington Federal, Inc.                                   149,000        3,653
Wallace Computer Services, Inc.                            213,700        3,535
New Plan Excel Realty Trust, Inc.                          227,000        3,473
                                                                        -------
                                                                         91,686
                                                                        =======
Health Care 4.9%
Dentsply International, Inc.                                98,000        4,346
Invacare Corp.                                             108,000        4,172
Bergen Brunswig Corp. 'A'                                  210,000        4,036
Arrow International, Inc.                                  100,000        3,840
Owens & Minor, Inc.                                        195,000        3,705
                                                                        -------
                                                                         20,099
                                                                        =======
Materials & Processing 8.8%
Universal Forest Products, Inc.                            233,400        5,252
Homestake Mining Co.                                       576,000        4,464
Commercial Metals Co.                                      130,000        4,164
Ball Corp.                                                  83,000        3,947
CLARCOR, Inc.                                              147,000        3,947
Albemarle Corp.                                            167,000        3,869
Pope & Talbot, Inc.                                        273,000        3,524
Olin Corp.                                                 205,000        3,483
Cleveland-Cliffs, Inc.                                     183,000        3,386
                                                                        -------
                                                                         36,036
                                                                        =======
Technology 2.0%
Wabtec Corp.                                               284,000        4,260
ArvinMeritor, Inc.                                         245,000        4,101
                                                                        -------
                                                                          8,361
                                                                        =======
Transportation 3.0%
Sea Containers Ltd. 'A'                                    242,000        4,530
Wabash National Corp.                                      330,000        3,993
USFreightways Corp.                                        130,000        3,835
                                                                        -------
                                                                         12,358
                                                                        =======
Utilities 10.9%
Atmos Energy Corp.                                         166,000        4,060
OGE Energy Corp.                                           174,000        3,934
Energen Corp.                                              142,300        3,927
RGS Energy Group, Inc.                                     104,000        3,900
Hawaiian Electric Industries, Inc.                         101,000        3,858
Peoples Energy Corp.                                        94,000        3,779
CH Energy Group, Inc.                                       85,000        3,736
WGL Holdings, Inc.                                         131,000        3,551
Conectiv, Inc.                                             164,000        3,542
Public Service Co. of New Mexico                           110,000        3,531
Vectren Corp.                                              169,400        3,507
National Fuel Gas Co.                                       67,000        3,483
                                                                        -------
                                                                         44,808
                                                                        -------
Total Common Stocks                                                     397,880
(Cost $364,651)                                                         =======

50 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

SHORT-TERM INSTRUMENTS 2.9%

Repurchase Agreement 2.9%
State Street Bank
  3.350% due 07/02/2001                                   $ 11,915    $  11,915
  (Dated 06/29/2001. Collateralized by
  Fannie Mae 5.020% due 04/25/2003
  valued at $12,156. Repurchase proceeds
  are $11,918.)
                                                                      ---------
Total Short-Term Instruments                                             11,915
(Cost $11,915)                                                        =========

Total Investments (a) 100.0%                                          $ 409,795
(Cost $376,566)

Other Assets and Liabilities (Net) 0.0%                                     171
                                                                      ---------

Net Assets 100.0%                                                     $ 409,966
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was $378,098 as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  50,375

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (18,678)
                                                                      ---------

Unrealized appreciation-net                                           $  31,697
                                                                      =========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 51

PIMCO Schedule of Investments A, B, and C Classes

Target Fund
June 30, 2001

                                                                          Value
                                                           Shares        (000s)

COMMON STOCKS 93.5%

Aerospace 1.8%
Empresa Bras de Aeronautica SP-ADR                         800,000   $   31,240
                                                                     ----------
Capital Goods 2.2%
Weatherford International, Inc. (b)                        425,000       20,399
SPX Corp.                                                  150,000       18,777
                                                                     ----------
                                                                         39,176
                                                                     ==========
Communications 4.4%
Echostar Communications Corp. 'A' (b)                      750,000       24,314
Charter Communications, Inc. 'A' (b)                     1,000,000       23,350
TMP Worldwide, Inc. (b)                                    350,000       21,000
Radio One, Inc. (b)                                        450,000        9,923
                                                                     ----------
                                                                         78,587
                                                                     ==========
Consumer Discretionary 9.6%
B.J.'s Wholesale Club, Inc. (b)                            800,000       42,607
TJX Cos., Inc.                                             750,000       23,903
Andrx Group (b)                                            250,000       19,250
Harley-Davidson, Inc.                                      400,000       18,832
Masco Corp.                                                700,000       17,472
Linens `n Things, Inc. (b)                                 600,000       16,392
RadioShack Corp.                                           500,000       15,250
Emmis Broadcasting Corp. 'A' (b)                           300,000        9,225
CDW Computer Centers, Inc. (b)                             150,000        5,957
                                                                     ----------
                                                                        168,888
                                                                     ==========
Consumer Services 3.5%
Sabre Holdings Corp. 'A' (b)                               500,000       25,000
Royal Caribbean Cruises Ltd.                             1,000,000       22,110
Darden Restaurants, Inc.                                   500,000       13,950
                                                                     ----------
                                                                         61,060
                                                                     ==========
Energy 0.7%
Diamond Offshore Drilling, Inc.                            350,000       11,568
                                                                     ----------
Financial & Business Services 14.8%
Everest Re Group Ltd.                                      450,000       33,659
SEI Investments Co.                                        700,000       33,180
MGIC Investment Corp.                                      450,000       32,688
Concord EFS, Inc. (b)                                      600,000       31,206
USA Education, Inc.                                        375,000       27,375
Ace Ltd.                                                   700,000       27,363
Providian Financial Corp.                                  300,000       17,760
AmeriCredit Corp. (b)                                      300,000       15,585
VeriSign, Inc. (b)                                         250,000       15,003
Instinet Group, Inc. (b)                                   800,000       14,912
Robert Half International, Inc.                            500,000       12,445
                                                                     ----------
                                                                        261,176
                                                                     ==========
Health Care 24.9%
Express Scripts, Inc. (b)                                  900,000       49,526
Laboratory Corp. of America Holdings (b)                   600,000       46,140
Quest Diagnostics, Inc. (b)                                600,000       44,910
Ivax Corp. (b)                                           1,000,000       39,000
AmeriSource Health Corp. 'A' (b)                           700,000       38,710
Cytyc Corp. (b)                                          1,500,000       34,575
Minimed, Inc. (b)                                          650,000       31,200
Allergan, Inc.                                             300,000       25,650
King Pharmaceuticals, Inc. (b)                             425,000       22,844
Invitrogen Corp. (b)                                       300,000       21,540
St. Jude Medical, Inc.                                     350,000       21,000
Wellpoint Health Networks, Inc. (b)                        200,000       18,848
Universal Health Services, Inc. 'B'                        400,000       18,200
Applera Corp.- Applied Biosystems Group                    550,000       14,713
Waters Corp. (b)                                           450,000       12,425
                                                                     ----------
                                                                        439,281
                                                                     ==========
Materials & Processing 0.3%
Alcan, Inc.                                                150,000        6,303
                                                                     ----------

Technology 25.4%
Comverse Technology, Inc. (b)                              750,000       42,825
Jabil Circuit, Inc. (b)                                  1,000,000       30,860
SunGard Data Systems, Inc. (b)                           1,000,000       30,010
Peregrine Systems, Inc. (b)                              1,000,000       29,000
Lexmark International, Inc. (b)                            400,000       26,900
Celestica, Inc. (b)                                        500,000       25,750
Ulticom, Inc. (b)                                          700,000       23,660
KLA-Tencor Corp. (b)                                       400,000       23,388
Symbol Technologies, Inc.                                1,000,000       22,200
Amdocs Ltd. (b)                                            400,000       21,540
Orbotech Ltd. (b)                                          600,000       20,736
RF Micro Devices, Inc. (b)                                 700,000       18,879
Citrix Systems, Inc. (b)                                   500,000       17,450
Apple Computer, Inc.                                       750,000       17,438
Novellus Systems, Inc. (b)                                 275,000       15,617
Check Point Software Technologies Ltd. (b)                 300,000       15,171
Symantec Corp. (b)                                         300,000       13,107
Electronic Arts, Inc. (b)                                  225,000       13,028
Newport Corp.                                              350,000        9,275
Informatica Corp. (b)                                      500,000        8,680
Juniper Networks, Inc. (b)                                 275,000        8,553
Rational Software Corp. (b)                                250,000        7,013
Corvis Corp. (b)                                         1,500,000        6,585
                                                                     ----------
                                                                        447,665
                                                                     ==========
Utilities 5.9%
Mirant Corp. (b)                                         1,200,000       41,280
PPL Corp.                                                  600,000       33,000
Calpine Corp. (b)                                          800,000       30,240
                                                                     ----------
                                                                        104,520
                                                                     ----------
Total Common Stocks                                                   1,649,464
(Cost $1,428,932)                                                    ==========

CONVERTIBLE BONDS & NOTES 0.9%

                                                          Principal
                                                             Amount
                                                             (000s)
Technology 0.9%
Juniper Networks, Inc.
     4.750% due 03/15/2007                               $  22,000       15,840
                                                                     ----------
Total Convertible Bonds & Notes                                          15,840
(Cost $15,395)                                                       ==========

52 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                         Principal
                                                            Amount        Value
                                                            (000s)        (000s)

SHORT-TERM INSTRUMENTS 5.7%

Repurchase Agreement 5.7%
State Street Bank
  3.350% due 07/02/2001                                 $   99,798    $  99,798
  (Dated 06/29/2001
  Collateralized by Fannie Mae
  4.750% due 03/15/2003 valued at $51,004 and
  6.480% due 11/09/2001 valued at $50,795.
  Repurchase proceeds are $99,826.)
                                                                    -----------
Total Short-Term Instruments                                             99,798
(Cost $99,798)                                                      ===========

Total Investments (a) 100.1%                                        $ 1,765,102
(Cost $1,544,125)

Other Assets and Liabilities (Net) (0.1%)                                (1,281)

                                                                    -----------
Net Assets 100.0%                                                   $ 1,763,821
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,565,963 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $   331,099

Aggregate gross unrealized depreciation for all
investments in which there was excess of tax
cost over value.                                                       (131,960)
                                                                    -----------

Unrealized appreciation-net                                         $   199,139
                                                                    ===========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 53

PIMCO Schedule of Investments A, B, and C Classes

Tax-Efficient Equity Fund
June 30, 2001

                                                                         Value
                                                         Shares         (000s)

COMMON STOCKS 98.9%

Aerospace 2.0%
Boeing Co.                                                7,800    $       434
United Technologies Corp.                                 3,400            249
Lockheed Martin Corp.                                     3,700            137
General Dynamics Corp.                                      900             70
Northrop Grumman Corp.                                      200             16
                                                                   -----------
                                                                           906
                                                                   ===========
Building 0.1%
KB Home                                                     700             21
Centex Corp.                                                500             20
                                                                   -----------
                                                                            41
                                                                   ===========
Capital Goods 7.8%
General Electric Co.                                     47,410          2,311
Tyco International Ltd.                                   6,690            365
Minnesota Mining & Manufacturing Co.                      2,200            251
Rockwell International Corp.                              4,300            164
ITT Industries, Inc.                                      2,900            128
Danaher Corp.                                             1,800            101
Molex, Inc.                                               2,500             91
Cooper Industries, Inc.                                   1,391             55
Dover Corp.                                               1,200             45
Johnson Controls, Inc.                                      600             43
McDermott International, Inc.                             3,100             36
Parker-Hannifin Corp.                                       500             21
Delphi Automotive Systems                                   700             11
                                                                   -----------
                                                                         3,622
                                                                   ===========
Communications 5.7%
BellSouth Corp.                                          14,800            596
Verizon Communications, Inc.                             10,290            551
SBC Communications, Inc.                                 11,401            457
WorldCom, Inc. (b)                                       17,400            247
Qwest Communications International, Inc. (b)              7,650            244
Sprint Corp.                                             10,300            220
AT&T Corp.                                                6,100            134
ALLTEL Corp.                                              2,100            129
Nextel Communications, Inc. 'A' (b)                       1,000             18
CenturyTel, Inc.                                            400             12
MCI WorldCom, Inc.                                          696             11
Avaya, Inc. (b)                                             700             10
                                                                   -----------
                                                                         2,629
                                                                   ===========
Consumer Discretionary 10.0%
AOL Time Warner, Inc. (b)                                18,850            999
Wal-Mart Stores, Inc.                                    17,800            869
Viacom, Inc. 'B' (b)                                      9,883            511
Home Depot, Inc.                                          6,150            286
Ford Motor Co.                                            9,566            235
Walgreen Co.                                              5,500            188
CVS Corp.                                                 4,300            166
Cendant Corp. (b)                                         8,100            158
Sears, Roebuck & Co.                                      2,500            106
Whirlpool Corp.                                           1,600            100
TJX Cos., Inc.                                            2,536             81
Best Buy Co., Inc. (b)                                    1,100             70
Target Corp.                                              2,000             69
Liz Claiborne, Inc.                                       1,300             66
The May Department Stores Co.                             1,900             65
Gillette Co.                                              2,100             61
Hasbro, Inc.                                              4,200             61
Kohls Corp. (b)                                             900             56
Mattel, Inc.                                              2,926             55
Federated Department Stores, Inc. (b)                     1,200             51
Circuit City Stores                                       2,500             45
Nike, Inc. 'B'                                            1,000             42
McGraw-Hill Cos., Inc.                                      600             40
Kmart Corp. (b)                                           3,300             38
Knight-Ridder, Inc.                                         600             36
AutoZone, Inc. (b)                                          900             34
Costco Wholesale Corp. (b)                                  800             33
Tiffany & Co.                                               800             29
Bed, Bath & Beyond, Inc. (b)                                900             28
Avon Products, Inc.                                         400             19
Convergys Corp. (b)                                         300              9
Lowe's Cos., Inc.                                           100              7
                                                                   -----------
                                                                         4,613
                                                                   ===========
Consumer Services 3.6%
Walt Disney Co.                                          13,700            396
Tribune Co.                                               5,100            204
Waste Management, Inc.                                    3,800            117
Carnival Corp.                                            3,700            114
Univision Communications, Inc. 'A' (b)                    2,300             98
Marriott International, Inc. 'A'                          1,900             90
Starwood Hotels & Resorts Worldwide, Inc.                 2,400             89
New York Times Co.                                        2,100             88
Tricon Global Restaurants, Inc. (b)                       2,000             88
Sabre Holdings Corp. 'A' (b)                              1,661             83
Interpublic Group of Cos., Inc.                           2,600             76
Wendy's International, Inc.                               2,800             72
Darden Restaurants, Inc.                                  2,100             59
Harrah's Entertainment, Inc. (b)                          1,400             49
Hilton Hotels Corp.                                       3,000             35
McDonald's Corp.                                            700             19
                                                                   -----------
                                                                         1,677
                                                                   ===========
Consumer Staples 6.1%
Philip Morris Cos., Inc.                                 10,700            543
Anheuser-Busch Cos., Inc.                                 9,400            387
PepsiCo, Inc.                                             6,600            292
Sysco Corp.                                               8,900            242
Wm. Wrigley Jr. Co.                                       4,500            211
Coca-Cola Co.                                             4,477            201
Procter & Gamble Co.                                      3,000            191
Colgate-Palmolive Co.                                     2,600            153
Alberto-Culver Co.                                        2,500            105
Kroger Co. (b)                                            4,100            103
Kimberly-Clark Corp.                                      1,600             89
Brown-Forman Corp. 'B'                                    1,000             64
Safeway, Inc. (b)                                         1,300             62
Quaker Oats Co.                                             600             55
Ralston-Ralston Purina Group                              1,400             42
Campbell Soup Co.                                         1,300             33
Adolph Coors Co. 'B'                                        500             25
Coca-Cola Enterprises, Inc.                               1,100             18
ConAgra Foods, Inc.                                         100              2
                                                                   -----------
                                                                         2,818
                                                                   ===========
Energy 7.0%
Exxon Mobil Corp.                                        11,919          1,041
Royal Dutch Petroleum Co.                                 7,545            440
Chevron Corp.                                             3,800            344
Occidental Petroleum Corp.                                9,200            245
Amerada Hess Corp.                                        2,000            162
Kerr-McGee Corp.                                          2,100            139
Phillips Petroleum Co.                                    2,300            131
USX-Marathon Group                                        4,300            127
Conoco, Inc. 'B'                                          4,323            125
El Paso Corp.                                             2,360            124
Tosco Corp.                                               2,500            110
Helmerich & Payne, Inc.                                   3,500            108
Texaco, Inc.                                              1,400             93
Rowan Cos., Inc. (b)                                      3,200             71
                                                                   -----------
                                                                         3,260
                                                                   ===========
Environmental Services 0.1%
Allied Waste Industries, Inc. (b)                         2,100             39
                                                                   -----------
Financial & Business Services 19.4%
Citigroup, Inc.                                          26,746          1,413
American International Group, Inc.                        8,736            751
Morgan Stanley, Dean Witter & Co.                         7,400            475
J.P. Morgan Chase & Co.                                  10,560            471
State Street Corp.                                        7,200            356
Fannie Mae                                                3,500            298
Bank of New York Co., Inc.                                6,200            298
American Express Co.                                      7,000            272
First Data Corp.                                          4,000            257
Merrill Lynch & Co.                                       4,100            243
MBNA Corp.                                                6,500            214
Paychex, Inc.                                             5,250            210
Bank of America Corp.                                     3,100            186
Freddie Mac                                               2,610            183
Household International, Inc.                             2,700            180
First Union Corp.                                         5,100            178

54 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                         Value
                                                         Shares         (000s)

Lehman Brothers Holdings, Inc.                            2,100    $       163
Allstate Corp.                                            3,600            158
Wells Fargo & Co.                                         3,300            153
H&R Block, Inc.                                           2,300            148
Comerica, Inc.                                            2,500            144
MGIC Investment Corp.                                     1,966            143
Automatic Data Processing                                 2,700            134
Mellon Financial Corp.                                    2,900            133
Washington Mutual, Inc.                                   3,525            132
Marsh & McLennan Cos., Inc.                               1,300            131
Omnicom Group, Inc.                                       1,300            112
Northern Trust Corp.                                      1,600            100
U.S. Bancorp                                              4,174             95
Golden West Financial Corp.                               1,400             90
BB&T Corp.                                                2,400             88
USA Education, Inc.                                       1,200             88
Ambac Financial Group, Inc.                               1,500             87
PNC Bank Corp.                                            1,300             86
Dow Jones & Co., Inc.                                     1,400             84
Equifax, Inc.                                             2,200             81
Franklin Resources, Inc.                                  1,700             78
Bear Stearns Co., Inc.                                    1,127             66
Stilwell Financial, Inc.                                  1,800             60
Fleet Boston Financial Corp.                              1,529             60
Providian Financial Corp.                                 1,000             59
KeyCorp                                                   2,267             59
American General Corp.                                    1,200             56
T. Rowe Price Group, Inc.                                 1,400             52
AFLAC, Inc.                                               1,600             50
SouthTrust Corp.                                          1,600             42
Capital One Financial Corp.                                 600             36
Lincoln National Corp.                                      480             25
MBIA, Inc.                                                  150              8
Sapient Corp. (b)                                           300              3
                                                                   -----------
                                                                         8,989
                                                                   ===========
Health Care 13.8%
Pfizer, Inc.                                             27,213          1,090
Johnson & Johnson                                        14,400            720
Merck & Co., Inc.                                        10,900            697
Eli Lilly & Co.                                           5,600            414
Bristol-Myers Squibb Co.                                  7,900            413
American Home Products Corp.                              6,800            397
Amgen, Inc. (b)                                           6,200            376
Abbott Laboratories                                       6,300            302
Baxter International, Inc.                                5,200            255
Pharmacia Corp.                                           5,209            239
Schering-Plough Corp.                                     5,763            209
UnitedHealth Group, Inc.                                  3,000            185
Medtronic, Inc.                                           3,200            147
Biomet, Inc.                                              3,000            144
HCA - The Healthcare Co.                                  3,000            136
CIGNA Corp.                                               1,000             96
IMS Health, Inc.                                          2,800             80
Boston Scientific Corp. (b)                               4,500             77
Stryker Corp.                                             1,300             71
Allergan, Inc.                                              700             60
Wellpoint Health Networks, Inc. (b)                         500             47
C.R. Bard, Inc.                                             800             46
Cardinal Health, Inc.                                       600             41
St. Jude Medical, Inc.                                      600             36
Bausch & Lomb, Inc.                                         700             25
King Pharmaceuticals, Inc. (b)                              400             22
Guidant Corp. (b)                                           500             18
Biogen, Inc. (b)                                            300             16
Tenet Healthcare Corp. (b)                                  200             10
Forest Laboratories, Inc. (b)                               100              7
                                                                   -----------
                                                                         6,376
                                                                   ===========
Materials & Processing 2.1%
Dow Chemical Co.                                          5,600            186
Alcoa, Inc.                                               3,700            146
Willamette Industries, Inc.                               2,300            114
International Paper Co.                                   2,800            100
E.I. Du Pont de Nemours & Co.                             1,700             82
FMC Corp. (b)                                             1,000             69
Engelhard Corp.                                           2,500             64
Pall Corp.                                                2,000             47
Worthington Industries, Inc.                              3,300             45
Sherwin-Williams Co.                                      1,900             42
Eastman Chemical Co.                                        700             33
Air Products & Chemicals, Inc.                              600             27
Praxair, Inc.                                               300             14
                                                                   -----------
                                                                           969
                                                                   ===========
Technology 19.0%
Microsoft Corp. (b)                                      21,400          1,563
International Business Machines Corp.                     8,300            938
Intel Corp.                                              26,530            776
Oracle Corp. (b)                                         29,840            567
Cisco Systems, Inc. (b)                                  21,400            389
Dell Computer Corp. (b)                                  13,300            348
EMC Corp. (b)                                            10,400            302
Sun Microsystems, Inc. (b)                               18,200            286
Applied Materials, Inc. (b)                               4,300            211
Hewlett-Packard Co.                                       7,200            206
Electronic Data Systems Corp.                             3,200            200
Texas Instruments, Inc.                                   6,000            189
Emerson Electric Co.                                      2,800            169
QUALCOMM, Inc. (b)                                        2,400            140
Micron Technology, Inc. (b)                               3,300            136
Motorola, Inc.                                            7,800            129
KLA-Tencor Corp. (b)                                      2,200            129
Analog Devices, Inc. (b)                                  2,900            125
Computer Associates International, Inc.                   3,000            108
Nortel Networks Corp.                                    11,200            102
Linear Technology Corp.                                   2,300            102
Teradyne, Inc. (b)                                        2,900             96
Advanced Micro Devices, Inc. (b)                          3,000             87
Adobe Systems, Inc.                                       1,800             85
Novellus Systems, Inc. (b)                                1,400             80
National Semiconductor Corp. (b)                          2,700             79
Lucent Technologies, Inc.                                11,800             73
Scientific-Atlanta, Inc.                                  1,800             73
Chiron Corp. (b)                                          1,400             71
Siebel Systems, Inc. (b)                                  1,500             70
Andrew Corp. (b)                                          3,400             63
Cabletron Systems, Inc. (b)                               2,700             62
Tektronix, Inc. (b)                                       2,200             60
Apple Computer, Inc. (b)                                  2,300             53
Corning, Inc.                                             3,100             52
JDS Uniphase Corp. (b)                                    4,100             51
Compaq Computer Corp.                                     3,200             50
Agilent Technologies, Inc. (b)                            1,522             49
Intuit, Inc. (b)                                          1,200             48
Lexmark International, Inc. (b)                             700             47
LSI Logic Corp. (b)                                       2,400             45
Unisys Corp. (b)                                          2,600             38
NCR Corp. (b)                                               800             38
Compuware Corp. (b)                                       2,500             35
Broadcom Corp. 'A' (b)                                      800             34
PerkinElmer, Inc.                                         1,200             33
Network Appliance, Inc. (b)                               2,100             29
Comverse Technology, Inc. (b)                               500             29
Citrix Systems, Inc. (b)                                    800             28
Maxim Integrated Products, Inc. (b)                         600             27
Gateway, Inc. (b)                                         1,400             23
Solectron Corp. (b)                                         900             16
PeopleSoft, Inc. (b)                                        300             15
Yahoo, Inc. (b)                                             600             12
Mercury Interactive Corp. (b)                               200             12
3Com Corp. (b)                                            2,500             12
Adaptec, Inc. (b)                                         1,100             11
Broadvision, Inc. (b)                                     1,800              9
McData Corp. 'A' (b)                                        382              7
Tellabs, Inc. (b)                                           300              6
Palm, Inc. (b)                                              708              4
Roxio, Inc. (b)                                             181              2
                                                                   -----------
                                                                         8,829
                                                                   ===========

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 55

Tax-Efficient Equity Fund
June 30, 2001

                                                                         Value
                                                         Shares         (000s)

Transportation 0.4%
Delta Air Lines, Inc.                                     1,400    $        62
Southwest Airlines Co.                                    3,000             55
Burlington Northern Santa Fe Corp.                        1,800             54
Kansas City Southern Industries, Inc.                     1,350             21
FedEx Corp. (b)                                             400             16
                                                                   -----------
                                                                           208
                                                                   ===========
Utilities 1.8%
Exelon Corp.                                              4,400            282
Xcel Energy, Inc.                                         6,000            171
AES Corp. (b)                                             2,800            121
FirstEnergy Corp.                                         2,116             68
TXU Corp.                                                 1,300             63
Entergy Corp.                                               900             35
Enron Corp.                                                 650             32
DTE Energy Co.                                              400             19
Mirant Corp. (b)                                            500             17
Constellation Energy Group, Inc.                            400             17
Calpine Corp. (b)                                           200              8
PPL Corp.                                                   100              6
Public Service Enterprise Group, Inc.                       100              5
NiSource, Inc. (b)                                        1,099              3
                                                                   -----------
                                                                           847
                                                                   -----------
Total Common Stocks                                                     45,823
(Cost $40,091)                                                     ===========


   SHORT-TERM INSTRUMENTS 1.1%

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 1.1%
State Street Bank
     3.350% due 07/02/2001                          $       522            522
     (Dated 06/29/2001. Collateralized by Fannie Mae
     5.520% due 02/27/2004 valued at $534.
     Repurchase proceeds are $522.)
                                                                   -----------
Total Short-Term Instruments                                               522
(Cost $522)                                                        ===========

Total Investments (a) 100.0%                                       $    46,345
(Cost $40,613)

Other Assets and Liabilities (Net) 0.0%                                     21
                                                                   -----------
Net Assets 100.0%                                                  $    46,366
                                                                   ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $40,673 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $     7,468

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (1,796)
                                                                   -----------
Unrealized appreciation-net                                        $     5,672
                                                                   ===========
(b) Non-income producing security.

56 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes

Value Fund
June 30, 2001

                                                                         Value
                                                         Shares         (000s)

COMMON STOCKS 88.3%

Aerospace 3.7%
Raytheon Co.                                            405,196    $    10,758
Northrop Grumman Corp.                                   14,000          1,121
                                                                   -----------
                                                                        11,879
                                                                   ===========
Capital Goods 6.9%
Paccar, Inc.                                            295,000         15,169
Delphi Automotive Systems                               250,000          3,983
Deere & Co.                                              70,500          2,668
                                                                   -----------
                                                                        21,820
                                                                   ===========
Communications 16.3%
Sprint Corp.                                            764,500         16,330
AT&T Corp.                                              735,394         16,179
WorldCom, Inc. (b)                                    1,057,700         15,019
AT&T Corp. - Liberty Media Group 'A' (b)                270,000          4,722
                                                                   -----------
                                                                        52,250
                                                                   ===========
Consumer Discretionary 3.4%
J.C. Penney Co.                                         411,300         10,842
                                                                   -----------
Consumer Staples 6.1%
Archer-Daniels-Midland Co.                            1,060,000         13,780
Sara Lee Corp.                                          310,000          5,871
                                                                   -----------
                                                                        19,651
                                                                   ===========
Energy 2.2%
Diamond Offshore Drilling, Inc.                         185,000          6,114
Transocean Sedco Forex, Inc.                             20,000            825
                                                                   -----------
                                                                         6,939
                                                                   ===========
Financial & Business Services 20.9%
Ace Ltd.                                                422,400         16,512
Berkshire Hathaway, Inc. 'A' (b)                            235         16,309
Aon Corp.                                               430,000         15,050
Washington Mutual, Inc.                                 230,000          8,637
CNA Financial Corp. (b)                                 115,000          4,537
Fleet Boston Financial Corp.                             40,000          1,578
St. Paul Cos., Inc.                                      30,000          1,521
Progressive Corp.                                        10,000          1,352
Cincinnati Financial Corp.                               20,000            790
U.S. Bancorp                                             30,000            684
                                                                   -----------
                                                                        66,970
                                                                   ===========
Health Care 3.7%
Aetna, Inc. (b)                                         225,000          5,821
CIGNA Corp.                                              50,000          4,791
Merck & Co., Inc.                                        20,000          1,278
                                                                   -----------
                                                                        11,890
                                                                   ===========
Materials & Processing 10.2%
Alcan, Inc.                                             420,100         17,653
Nucor Corp.                                             232,831         11,382
Alcoa, Inc.                                              90,000          3,546
                                                                   -----------
                                                                        32,581
                                                                   ===========
Technology 8.5%
Xerox Corp.                                           1,600,000         15,312
Micron Technology, Inc. (b)                             285,500         11,734
                                                                   -----------
                                                                        27,046
                                                                   ===========
Transportation 3.2%
Burlington Northern Santa Fe Corp.                      190,000          5,732
CSX Corp.                                               122,923          4,455
                                                                   -----------
                                                                        10,187
                                                                   ===========
Utilities 3.2%
PG&E Corp. (b)                                          915,000         10,248
                                                                   -----------
Total Common Stocks                                                    282,303
(Cost $268,538)                                                    ===========

                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)

SHORT-TERM INSTRUMENTS 12.6%

Repurchase Agreement 12.6%
State Street Bank
  3.350% due 07/02/2001                             $    40,284    $    40,284
  (Dated 06/29/2001. Collateralized by Freddie Mac
  7.375% due 05/15/2003 valued at $41,093.
  Repurchase proceeds are $40,295.)
                                                                   -----------
Total Short-Term Instruments                                            40,284
(Cost $40,284)                                                     ===========

Total Investments (a) 100.9%                                       $   322,587
(Cost $308,822)

Other Assets and Liabilities (Net) (0.9%)                               (2,775)
                                                                   -----------

Net Assets 100.0%                                                  $   319,812
                                                                   ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $312,674 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                     $    16,375

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (6,462)
                                                                   -----------
Unrealized appreciation-net                                        $     9,913
                                                                   ===========
(b) Non-income producing security.

                                          6.30.01 | PIMCO Funds Annual Report 57

PIMCO Financial Highlights A, B, and C Classes


                                                                                                Net Realized /
                                                           Net Asset Value                      Unrealized Gain    Total Income
                                                           Beginning of       Net Investment    (Loss) on          from Investment
Selected Per Share Data for the Year or Period Ended:      Period             Income (Loss)     Investments        Operations
Capital Appreciation Fund
   Class A
     06/30/2001                                            $   26.94          $   0.03 (a)      $   (1.36)(a)      $   (1.33)
     06/30/2000                                                26.65             (0.03)(a)           5.34 (a)           5.31
     06/30/1999                                                26.01              0.06 (a)           2.33 (a)           2.39
     06/30/1998                                                21.16              0.07 (a)           6.55 (a)           6.62
     01/20/1997-06/30/1997                                     19.31              0.09               1.76               1.85
   Class B
     06/30/2001                                                26.30             (0.13)(a)          (1.30)(a)          (1.43)
     06/30/2000                                                26.29             (0.22)(a)           5.23 (a)           5.01
     06/30/1999                                                25.75             (0.13)(a)           2.32 (a)           2.19
     06/30/1998                                                21.10             (0.11)(a)           6.51 (a)           6.40
     01/20/1997-06/30/1997                                     19.31              0.01               1.78               1.79
   Class C
     06/30/2001                                                26.34             (0.13)(a)          (1.31)(a)          (1.44)
     06/30/2000                                                26.31             (0.22)(a)           5.25 (a)           5.03
     06/30/1999                                                25.78             (0.13)(a)           2.31 (a)           2.18
     06/30/1998                                                21.10             (0.12)(a)           6.53 (a)           6.41
     01/20/1997-06/30/1997                                     19.31              0.02               1.77               1.79

Global Innovation Fund
   Class A
     06/30/2001                                            $   18.93          $  (0.19)(a)      $   (8.70)(a)      $   (8.89)
     12/31/1999-06/30/2000                                     10.00             (0.03)(a)           8.96 (a)           8.93
   Class B
     06/30/2001                                                18.91             (0.29)(a)          (8.67)(a)          (8.96)
     03/31/2000-06/30/2000                                     20.17             (0.07)(a)          (1.19)(a)          (1.26)
   Class C
     06/30/2001                                                18.91             (0.29)(a)          (8.67)(a)          (8.96)
     03/31/2000-06/30/2000                                     20.17             (0.07)(a)          (1.19)(a)          (1.26)

Growth & Income Fund
   Class A
     07/31/2000-06/30/2001                                 $   13.11          $   0.04 (a)      $   (0.27)(a)      $   (0.23)
   Class B
     07/31/2000-06/30/2001                                     13.11             (0.02)(a)          (0.28)(a)          (0.30)
   Class C
     07/31/2000-06/30/2001                                     13.11             (0.01)(a)          (0.29)(a)          (0.30)

Growth Fund
   Class A
     06/30/2001                                            $   38.94          $  (0.19)(a)      $  (11.85)(a)      $  (12.04)
     06/30/2000                                                34.12             (0.29)(a)          10.77 (a)          10.48
     06/30/1999                                                32.62             (0.14)(a)           5.56 (a)           5.42
     06/30/1998                                                27.03             (0.08)(a)           9.99 (a)           9.91
     10/01/1996-06/30/1997                                     26.58              0.69               3.27               3.96
   Class B
     06/30/2001                                                34.66             (0.37)(a)         (10.45)(a)         (10.82)
     06/30/2000                                                31.15             (0.51)(a)           9.68 (a)           9.17
     06/30/1999                                                30.34             (0.35)(a)           5.08 (a)           4.73
     06/30/1998                                                25.59             (0.28)(a)           9.35 (a)           9.07
     10/01/1996-06/30/1997                                     25.46              0.35               3.29               3.64
   Class C
     06/30/2001                                                34.66             (0.38)(a)         (10.44)(a)         (10.82)
     06/30/2000                                                31.15             (0.51)(a)           9.68 (a)           9.17
     06/30/1999                                                30.33             (0.35)(a)           5.09 (a)           4.74
     06/30/1998                                                25.58             (0.28)(a)           9.35 (a)           9.07
     10/01/1996-06/30/1997                                     25.46              0.45               3.18               3.63

                                                                              Dividends in
                                                            Dividends from    Excess of Net
                                                            Net Investment    Investment
Selected Per Share Data for the Year or Period Ended:       Income            Income
Capital Appreciation Fund
   Class A
     06/30/2001                                             $  (0.09)         $   0.00
     06/30/2000                                                (0.01)            (0.01)
     06/30/1999                                                (0.10)             0.00
     06/30/1998                                                (0.09)             0.00
     01/20/1997-06/30/1997                                      0.00              0.00
   Class B
     06/30/2001                                                (0.01)             0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                (0.07)             0.00
     01/20/1997-06/30/1997                                      0.00              0.00
   Class C
     06/30/2001                                                (0.01)             0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                (0.05)             0.00
     01/20/1997-06/30/1997                                      0.00              0.00

Global Innovation Fund
   Class A
     06/30/2001                                             $   0.00          $   0.00
     12/31/1999-06/30/2000                                      0.00              0.00
   Class B
     06/30/2001                                                 0.00              0.00
     03/31/2000-06/30/2000                                      0.00              0.00
   Class C
     06/30/2001                                                 0.00              0.00
     03/31/2000-06/30/2000                                      0.00              0.00

Growth & Income Fund
   Class A
     07/31/2000-06/30/2001                                  $  (0.05)         $   0.00
   Class B
     07/31/2000-06/30/2001                                     (0.04)             0.00
   Class C
     07/31/2000-06/30/2001                                     (0.05)             0.00

Growth Fund
   Class A
     06/30/2001                                             $   0.00          $   0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                 0.00              0.00
     10/01/1996-06/30/1997                                      0.00              0.00
   Class B
     06/30/2001                                                 0.00              0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                 0.00              0.00
     10/01/1996-06/30/1997                                      0.00              0.00
   Class C
     06/30/2001                                                 0.00              0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                 0.00              0.00
     10/01/1996-06/30/1997                                      0.00              0.00

*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.

58 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


Distributions      Distributions in                                                                                   Ratio of
from Net           Excess of Net      Tax Basis                                                                       Expenses to
Realized Capital   Realized Capital   Return of   Total           Net Asset Value                  Net Assets End     Average Net
Gains              Gains              Capital     Distributions   End of Period     Total Return   of Period (000s)   Assets
$  (3.49)          $  (4.49)          $   0.00    $  (8.07)       $   17.54             (9.15)%    $  111,193             1.10%
   (5.00)              0.00               0.00       (5.02)           26.94             22.73          91,927             1.11
   (1.65)              0.00               0.00       (1.75)           26.65             10.14          91,296             1.10
   (1.68)              0.00               0.00       (1.77)           26.01             32.39          72,803             1.10
    0.00               0.00               0.00        0.00            21.16              9.58           6,534             1.11*

   (3.49)             (4.49)              0.00       (7.99)           16.88             (9.83)         70,991             1.85
   (5.00)              0.00               0.00       (5.00)           26.30             21.79          66,044             1.86
   (1.65)              0.00               0.00       (1.65)           26.29              9.39          55,094             1.85
   (1.68)              0.00               0.00       (1.75)           25.75             31.39          40,901             1.85
    0.00               0.00               0.00        0.00            21.10              9.27           3,022             1.85*

   (3.49)             (4.49)              0.00       (7.99)           16.91             (9.86)         83,843             1.85
   (5.00)              0.00               0.00       (5.00)           26.34             21.85          82,864             1.86
   (1.65)              0.00               0.00       (1.65)           26.31              9.34          81,097             1.85
   (1.68)              0.00               0.00       (1.73)           25.78             31.40          71,481             1.85
    0.00               0.00               0.00        0.00            21.10              9.27          13,093             1.86*



$   0.00           $  (0.03)          $   0.00    $  (0.03)       $   10.01            (47.04)%    $   78,588             1.85%
    0.00               0.00               0.00        0.00            18.93             89.30          31,998             1.61 (b)*


    0.00              (0.03)              0.00       (0.03)            9.92            (47.46)         62,472             2.60
    0.00               0.00               0.00        0.00            18.91             (6.25)         25,375             2.60 (c)*


    0.00              (0.03)              0.00       (0.03)            9.92            (47.46)        106,905             2.60
    0.00               0.00               0.00        0.00            18.91             (6.25)         46,826             2.60 (c)*




$   0.00           $  (3.63)          $   0.00    $  (3.68)       $    9.20             (4.47)%    $   12,050             1.35%*

    0.00              (3.63)              0.00       (3.67)            9.14             (5.11)         15,663             2.10*

    0.00              (3.63)              0.00       (3.68)            9.13             (5.15)         16,167             2.10*



$  (2.35)          $   0.00           $   0.00    $  (2.35)       $   24.55            (32.40)%    $  173,990             1.15%
   (5.66)              0.00               0.00       (5.66)           38.94             32.49         255,744             1.16
   (3.92)              0.00               0.00       (3.92)           34.12             18.65         227,638             1.16
   (4.32)              0.00               0.00       (4.32)           32.62             41.03         180,119             1.16
   (3.51)              0.00               0.00       (3.51)           27.03             15.93         147,276             1.11*

   (2.35)              0.00               0.00       (2.35)           21.49            (32.90)        162,382             1.90
   (5.66)              0.00               0.00       (5.66)           34.66             31.31         213,627             1.91
   (3.92)              0.00               0.00       (3.92)           31.15             17.72         133,850             1.90
   (4.32)              0.00               0.00       (4.32)           30.34             39.97          80,719             1.91
   (3.51)              0.00               0.00       (3.51)           25.59             15.32          55,626             1.86*

   (2.35)              0.00               0.00       (2.35)           21.49            (32.91)      1,486,530             1.90
   (5.66)              0.00               0.00       (5.66)           34.66             31.31       2,416,067             1.91
   (3.92)              0.00               0.00       (3.92)           31.15             17.76       2,064,450             1.90
   (4.32)              0.00               0.00       (4.32)           30.33             39.99       1,853,002             1.91
   (3.51)              0.00               0.00       (3.51)           25.58             15.27       1,514,432             1.86*

Ratio of Net
Investment
Income (Loss)
to Average      Portfolio
Net Assets      Turnover Rate
    0.14%            112%
   (0.10)            119
    0.24             120
    0.27              75
    0.59*             87

   (0.60)            112
   (0.86)            119
   (0.52)            120
   (0.47)             75
   (0.26)*            87

   (0.60)            112
   (0.86)            119
   (0.52)            120
   (0.49)             75
   (0.23)*            87



   (1.44)%           261%
   (0.58)*           131

   (2.19)            261
   (1.70)*           131

   (2.19)            261
   (1.70)*           131



    0.49%*            77%

   (0.21)*            77

   (0.17)*            77



   (0.58)%            85%
   (0.78)             72
   (0.44)            131
   (0.27)            123
    0.13*             94

   (1.33)             85
   (1.53)             72
   (1.19)            131
   (1.02)            123
   (0.62)*            94

   (1.34)             85
   (1.53)             72
   (1.18)            131
   (1.02)            123
   (0.61)*            94

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 59

PIMCO Financial Highlights A, B, and C Classes


                                                                                                Net Realized /
                                                           Net Asset Value                      Unrealized Gain    Total Income
                                                           Beginning of       Net Investment    (Loss) on          from Investment
Selected Per Share Data for the Year or Period Ended:      Period             Income (Loss)     Investments        Operations
Healthcare Innovation Fund
   Class A
     06/30/2001                                            $   10.00          $  (0.10)(a)      $    1.17 (a)      $    1.07
   Class B
     06/30/2001                                                10.00             (0.18)(a)           1.17 (a)           0.99
   Class C
     06/30/2001                                                10.00             (0.18)(a)           1.18 (a)           1.00

Innovation Fund
   Class A
     06/30/2001                                            $   72.29          $  (0.46)(a)      $  (36.74)(a)      $  (37.20)
     06/30/2000                                                37.46             (0.58)(a)          41.80 (a)          41.22
     06/30/1999                                                24.28             (0.28)(a)          14.72 (a)          14.44
     06/30/1998                                                17.43             (0.19)(a)           8.21 (a)           8.02
     10/01/1996-06/30/1997                                     17.26              0.07               0.36               0.43
   Class B
     06/30/2001                                                69.06             (0.78)(a)         (34.86)(a)         (35.64)
     06/30/2000                                                36.09             (1.01)(a)          40.37 (a)          39.36
     06/30/1999                                                23.60             (0.49)(a)          14.24 (a)          13.75
     06/30/1998                                                17.10             (0.33)(a)           8.00 (a)           7.67
     10/01/1996-06/30/1997                                     17.04             (0.03)              0.35               0.32
   Class C
     06/30/2001                                                69.04             (0.79)(a)         (34.84)(a)         (35.63)
     06/30/2000                                                36.08             (1.00)(a)          40.35 (a)          39.35
     06/30/1999                                                23.59             (0.48)(a)          14.23 (a)          13.75
     06/30/1998                                                17.09             (0.33)(a)           8.00 (a)           7.67
     10/01/1996-06/30/1997                                     17.04             (0.02)              0.33               0.31

Mid-Cap Fund
   Class A
     06/30/2001                                            $   30.57          $   0.10 (a)      $   (0.76)(a)      $   (0.66)
     06/30/2000                                                22.82             (0.01)(a)           7.82 (a)           7.81
     06/30/1999                                                24.00              0.03(a)           (0.13)(a)          (0.10)
     06/30/1998                                                20.24              0.02(a)            5.11 (a)           5.13
     01/13/1997-06/30/1997                                     18.14             (0.04)              2.14               2.10
   Class B
     06/30/2001                                                29.87             (0.08)(a)          (0.72)(a)          (0.80)
     06/30/2000                                                22.43             (0.20)(a)           7.66 (a)           7.46
     06/30/1999                                                23.77             (0.13)(a)          (0.14)(a)          (0.27)
     06/30/1998                                                20.17             (0.16)(a)           5.09 (a)           4.93
     01/13/1997-06/30/1997                                     18.14             (0.11)              2.14               2.03
   Class C
     06/30/2001                                                29.88             (0.09)(a)          (0.72)(a)          (0.81)
     06/30/2000                                                22.44             (0.20)(a)           7.66 (a)           7.46
     06/30/1999                                                23.77             (0.13)(a)          (0.13)(a)          (0.26)
     06/30/1998                                                20.18             (0.16)(a)           5.08 (a)           4.92
     01/13/1997-06/30/1997                                     18.14             (0.10)              2.14               2.04

Opportunity Fund
   Class A
     06/30/2001                                            $   31.58          $  (0.16)(a)      $   (7.29)(a)      $   (7.45)
     06/30/2000                                                26.96             (0.25)(a)          12.75 (a)          12.50
     06/30/1999                                                31.33             (0.21)(a)           0.46 (a)           0.25
     06/30/1998                                                29.35             (0.27)(a)           4.19 (a)           3.92
     10/01/1996-06/30/1997                                     37.36              0.00              (3.10)             (3.10)
   Class B
     06/30/2001                                                27.21             (0.27)(a)          (6.18)(a)          (6.45)
     06/30/2000                                                24.20             (0.43)(a)          11.32 (a)          10.89
     03/31/1999-06/30/1999                                     21.40             (0.09)              2.89               2.80
   Class C
     06/30/2001                                                27.22             (0.28)(a)          (6.19)(a)          (6.47)
     06/30/2000                                                24.19             (0.42)(a)          11.33 (a)          10.91
     06/30/1999                                                28.86             (0.37)(a)           0.32 (a)          (0.05)
     06/30/1998                                                27.38             (0.46)(a)           3.88 (a)           3.42
     10/01/1996-06/30/1997                                     35.38             (0.04)             (3.05)             (3.09)

                                                                              Dividends in
                                                            Dividends from    Excess of Net
                                                            Net Investment    Investment
Selected Per Share Data for the Year or Period Ended:       Income            Income
Healthcare Innovation Fund
   Class A
     06/30/2001                                            $   0.00           $   0.00
   Class B
     06/30/2001                                                0.00               0.00
   Class C
     06/30/2001                                                0.00               0.00

Innovation Fund
   Class A
     06/30/2001                                            $   0.00           $   0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     10/01/1996-06/30/1997                                     0.00               0.00
   Class B
     06/30/2001                                                0.00               0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     10/01/1996-06/30/1997                                     0.00               0.00
   Class C
     06/30/2001                                                0.00               0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     10/01/1996-06/30/1997                                     0.00               0.00

Mid-Cap Fund
   Class A
     06/30/2001                                            $  (0.10)          $   0.00
     06/30/2000                                               (0.02)             (0.02)
     06/30/1999                                               (0.01)              0.00
     06/30/1998                                               (0.04)              0.00
     01/13/1997-06/30/1997                                     0.00               0.00
   Class B
     06/30/2001                                               (0.01)              0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     01/13/1997-06/30/1997                                     0.00               0.00
   Class C
     06/30/2001                                                0.00               0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     01/13/1997-06/30/1997                                     0.00               0.00

Opportunity Fund
   Class A
     06/30/2001                                            $   0.00           $   0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     10/01/1996-06/30/1997                                     0.00               0.00
   Class B
     06/30/2001                                                0.00               0.00
     06/30/2000                                                0.00               0.00
     03/31/1999-06/30/1999                                     0.00               0.00
   Class C
     06/30/2001                                                0.00               0.00
     06/30/2000                                                0.00               0.00
     06/30/1999                                                0.00               0.00
     06/30/1998                                                0.00               0.00
     10/01/1996-06/30/1997                                     0.00               0.00

*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

60 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


Distributions      Distributions in                                                                                   Ratio of
from Net           Excess of Net      Tax Basis                                                                       Expenses to
Realized Capital   Realized Capital   Return of   Total           Net Asset Value                  Net Assets End     Average Net
Gains              Gains              Capital     Distributions   End of Period     Total Return   of Period (000s)   Assets
$   0.00           $  (1.28)          $   0.00    $  (1.28)       $    9.79              9.70%     $      617             1.45%

    0.00              (1.28)              0.00       (1.28)            9.71              8.84      $      428             2.20

    0.00              (1.28)              0.00       (1.28)            9.72              8.96      $      374             2.20



$   0.00           $  (6.35)          $   0.00    $  (6.35)       $   28.74            (55.14)%    $  734,124             1.28%
   (6.39)              0.00               0.00       (6.39)           72.29            115.04       1,408,455             1.30
   (1.26)              0.00               0.00       (1.26)           37.46             61.36         313,946             1.30
   (0.99)             (0.18)              0.00       (1.17)           24.28             48.10          85,800             1.31
   (0.26)              0.00               0.00       (0.26)           17.43              2.41          56,215             1.28*

    0.00              (6.35)              0.00       (6.35)           27.07            (55.48)        801,890             2.03
   (6.39)              0.00               0.00       (6.39)           69.06            114.17       1,680,792             2.05
   (1.26)              0.00               0.00       (1.26)           36.09             60.17         351,876             2.05
   (0.99)             (0.18)              0.00       (1.17)           23.60             46.95          81,130             2.06
   (0.26)              0.00               0.00       (0.26)           17.10              1.79          51,472             2.03*

    0.00              (6.35)              0.00       (6.35)           27.06            (55.48)      1,009,666             2.04
   (6.39)              0.00               0.00       (6.39)           69.04            114.17       2,275,811             2.05
   (1.26)              0.00               0.00       (1.26)           36.08             60.20         580,251             2.05
   (0.99)             (0.18)              0.00       (1.17)           23.59             46.97         219,258             2.06
   (0.26)              0.00               0.00       (0.26)           17.09              1.73         162,889             2.03*



$  (3.14)          $  (5.65)          $   0.00    $  (8.89)       $   21.02             (5.66)%    $  137,944             1.10%
   (0.02)              0.00               0.00       (0.06)           30.57             34.28         156,949             1.11
   (1.07)              0.00               0.00       (1.08)           22.82             (0.13)        124,680             1.10
   (1.33)              0.00               0.00       (1.37)           24.00             25.71          57,164             1.11
    0.00               0.00               0.00        0.00            20.24             11.58          12,184             1.11*

   (3.14)             (5.65)              0.00       (8.80)           20.27             (6.34)         88,901             1.85
   (0.02)              0.00               0.00       (0.02)           29.87             33.27          88,648             1.86
   (1.07)              0.00               0.00       (1.07)           22.43             (0.86)         84,698             1.85
   (1.33)              0.00               0.00       (1.33)           23.77             24.76          84,535             1.86
    0.00               0.00               0.00        0.00            20.17             11.19          28,259             1.85*

   (3.14)             (5.65)              0.00       (8.79)           20.28             (6.36)        102,653             1.85
   (0.02)              0.00               0.00       (0.02)           29.88             33.25         104,082             1.86
   (1.07)              0.00               0.00       (1.07)           22.44             (0.82)        112,507             1.85
   (1.33)              0.00               0.00       (1.33)           23.77             24.70         140,438             1.86
    0.00               0.00               0.00        0.00            20.18             11.25          53,686             1.86*



$   0.00           $  (5.08)          $   0.00    $  (5.08)       $   19.05            (25.68)%    $   92,521             1.30%
   (7.88)              0.00               0.00       (7.88)           31.58             50.77         142,064             1.31
   (4.62)              0.00               0.00       (4.62)           26.96              3.98         121,507             1.31
   (1.94)              0.00               0.00       (1.94)           31.33             13.87         200,935             1.31
   (4.91)              0.00               0.00       (4.91)           29.35              0.00         213,484             1.25*

    0.00              (5.08)              0.00       (5.08)           15.68            (26.19)         25,988             2.05
   (7.88)              0.00               0.00       (7.88)           27.21             49.78          28,145             2.06
    0.00               0.00               0.00        0.00            24.20             13.08             251             2.03*

    0.00              (5.08)              0.00       (5.08)           15.67            (26.26)        255,355             2.05
   (7.88)              0.00               0.00       (7.88)           27.22             49.88         401,118             2.06
   (4.62)              0.00               0.00       (4.62)           24.19              3.20         308,877             2.06
   (1.94)              0.00               0.00       (1.94)           28.86             13.01         500,011             2.06
   (4.91)              0.00               0.00       (4.91)           27.38             (9.40)        629,446             1.97*

Ratio of Net
Investment
Income (Loss)
to Average      Portfolio
Net Assets      Turnover Rate
   (1.06)%           214%

   (1.89)            214

   (1.90)            214



   (0.95)%           271%
   (0.91)            186
   (0.90)            119
   (0.94)            100
   (0.68)*            80

   (1.69)            271
   (1.66)            186
   (1.64)            119
   (1.69)            100
   (1.43)*            80

   (1.70)            271
   (1.66)            186
   (1.65)            119
   (1.69)            100
   (1.43)*            80



    0.40%            153%
   (0.05)            164
    0.15              85
    0.07              66
    0.17*             82

   (0.34)            153
   (0.80)            164
   (0.62)             85
   (0.68)             66
   (0.58)*            82

   (0.34)            153
   (0.80)            164
   (0.63)             85
   (0.68)             66
   (0.58)*            82



   (0.68)%           237%
   (0.81)            254
   (0.86)            175
   (0.88)             86
   (0.12)*            69

   (1.42)            237
   (1.57)            254
   (1.65)*           175

   (1.42)            237
   (1.57)            254
   (1.62)            175
   (1.63)             86
   (0.95)*            69

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 61

PIMCO Financial Highlights A, B, and C Classes

                                                                                                Net Realized /
                                                           Net Asset Value                      Unrealized Gain    Total Income
                                                           Beginning of       Net Investment    (Loss) on          from Investment
Selected Per Share Data for the Year or Period Ended:      Period             Income (Loss)     Investments        Operations
Renaissance Fund
   Class A
     06/30/2001                                            $   14.95          $   0.10(a)       $   5.46(a)        $   5.56
     06/30/2000                                                18.21              0.06(a)           0.13(a)            0.19
     06/30/1999                                                19.10             (0.01)(a)          1.45(a)            1.44
     06/30/1998                                                17.73              0.07(a)           4.91(a)            4.98
     10/01/1996-06/30/1997                                     16.08              0.12(a)           3.90(a)            4.02
   Class B
     06/30/2001                                                14.60             (0.03)(a)          5.31(a)            5.28
     06/30/2000                                                17.99             (0.07)(a)          0.13(a)            0.06
     06/30/1999                                                19.06             (0.13)(a)          1.39(a)            1.26
     06/30/1998                                                17.77             (0.07)(a)          4.91(a)            4.84
     10/01/1996-06/30/1997                                     16.12              0.03(a)           3.92(a)            3.95
   Class C
     06/30/2001                                                14.52             (0.02)(a)          5.28(a)            5.26
     06/30/2000                                                17.91             (0.07)(a)          0.13(a)            0.06
     06/30/1999                                                18.96             (0.13)(a)          1.41(a)            1.28
     06/30/1998                                                17.69             (0.07)(a)          4.88(a)            4.81
     10/01/1996-06/30/1997                                     16.05              0.03(a)           3.90(a)            3.93

Select Growth Fund
   Class A
     06/30/2001                                            $   23.99          $   0.01(a)       $  (7.94)(a)       $  (7.93)
     03/31/2000 - 06/30/2000                                   23.25              0.00(a)           0.74(a)            0.74
   Class B
     06/30/2001                                                23.96             (0.16)(a)         (7.88)(a)          (8.04)
     03/31/2000 - 06/30/2000                                   23.25             (0.06)(a)          0.77(a)            0.71
   Class C
     06/30/2001                                                23.96             (0.14)(a)         (7.90)(a)          (8.04)
     03/31/2000 - 06/30/2000                                   23.25             (0.05)(a)          0.76(a)            0.71

Select International Fund
   Class A
     10/30/2000-06/30/2001                                 $    6.70          $   0.05(a)       $  (1.75)(a)       $  (1.70)
   Class B
     10/30/2000-06/30/2001                                      6.70              0.03(a)          (1.75)(a)          (1.72)
   Class C
     10/30/2000-06/30/2001                                      6.70              0.03(a)          (1.76)(a)          (1.73)

Small-Cap Value Fund
   Class A
     06/30/2001                                            $   14.12          $   0.35(a)       $   4.90(a)        $   5.25
     06/30/2000                                                15.93              0.32(a)          (1.81)(a)          (1.49)
     06/30/1999                                                17.58              0.26(a)          (1.29)(a)          (1.03)
     06/30/1998                                                15.75              0.23(a)           2.49(a)            2.72
     01/20/1997-06/30/1997                                     14.02              0.10              1.63               1.73
   Class B
     06/30/2001                                                14.04              0.23(a)           4.87(a)            5.10
     06/30/2000                                                15.79              0.21(a)          (1.79)(a)          (1.58)
     06/30/1999                                                17.43              0.14(a)          (1.27)(a)          (1.13)
     06/30/1998                                                15.71              0.09(a)           2.48(a)            2.57
     01/20/1997-06/30/1997                                     14.02              0.08              1.61               1.69
   Class C
     06/30/2001                                                14.06              0.23(a)           4.87(a)            5.10
     06/30/2000                                                15.82              0.21(a)          (1.79)(a)          (1.58)
     06/30/1999                                                17.44              0.14(a)          (1.27)(a)          (1.13)
     06/30/1998                                                15.71              0.09(a)           2.49(a)            2.58
     01/20/1997-06/30/1997                                     14.02              0.08              1.61               1.69

                                                                              Dividends in
                                                            Dividends from    Excess of Net
                                                            Net Investment    Investment
Selected Per Share Data for the Year or Period Ended:       Income            Income
Renaissance Fund
   Class A
     06/30/2001                                             $  (0.07)         $   0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                (0.08)             0.00
     10/01/1996-06/30/1997                                     (0.12)             0.00
   Class B
     06/30/2001                                                (0.01)             0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                (0.02)             0.00
     10/01/1996-06/30/1997                                     (0.05)             0.00
   Class C
     06/30/2001                                                (0.01)             0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                (0.01)             0.00
     10/01/1996-06/30/1997                                     (0.04)             0.00

Select Growth Fund
   Class A
     06/30/2001                                             $   0.00          $  (0.06)
     03/31/2000 - 06/30/2000                                    0.00              0.00
   Class B
     06/30/2001                                                 0.00             (0.04)
     03/31/2000 - 06/30/2000                                    0.00              0.00
   Class C
     06/30/2001                                                 0.00             (0.04)
     03/31/2000 - 06/30/2000                                    0.00              0.00

Select International Fund
   Class A
     10/30/2000-06/30/2001                                  $   0.00          $   0.00
   Class B
     10/30/2000-06/30/2001                                      0.00              0.00
   Class C
     10/30/2000-06/30/2001                                      0.00              0.00

Small-Cap Value Fund
   Class A
     06/30/2001                                             $  (0.35)         $   0.00
     06/30/2000                                                (0.32)             0.00
     06/30/1999                                                (0.17)             0.00
     06/30/1998                                                (0.13)             0.00
     01/20/1997-06/30/1997                                      0.00              0.00
   Class B
     06/30/2001                                                (0.30)             0.00
     06/30/2000                                                (0.17)             0.00
     06/30/1999                                                (0.06)             0.00
     06/30/1998                                                (0.09)             0.00
     01/20/1997-06/30/1997                                      0.00              0.00
   Class C
     06/30/2001                                                (0.30)             0.00
     06/30/2000                                                (0.18)             0.00
     06/30/1999                                                (0.04)             0.00
     06/30/1998                                                (0.09)             0.00
     01/20/1997-06/30/1997                                      0.00              0.00

*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

62 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


Distributions      Distributions in                                                                                   Ratio of
from Net           Excess of Net      Tax Basis                                                                       Expenses to
Realized Capital   Realized Capital   Return of   Total           Net Asset Value                  Net Assets End     Average Net
Gains              Gains              Capital     Distributions   End of Period     Total Return   of Period (000s)   Assets
$  (1.13)          $   0.00           $   0.00    $  (1.20)       $   19.31             38.39%         $424,024           1.25%
   (2.59)             (0.86)              0.00       (3.45)           14.95              3.36            68,433           1.25
   (2.33)              0.00               0.00       (2.33)           18.21              9.94            90,445           1.26
   (3.53)              0.00               0.00       (3.61)           19.10             30.98            85,562           1.26
   (2.25)              0.00               0.00       (2.37)           17.73             27.53            33,606           1.23*

   (1.13)              0.00               0.00       (1.14)           18.74             37.23           315,977           2.00
   (2.59)             (0.86)              0.00       (3.45)           14.60              2.59            89,621           2.00
   (2.33)              0.00               0.00       (2.33)           17.99              8.94           126,576           2.00
   (3.53)              0.00               0.00       (3.55)           19.06             29.99           100,688           2.01
   (2.25)              0.00               0.00       (2.30)           17.77             26.88            37,253           1.97*

   (1.13)              0.00               0.00       (1.14)           18.64             37.29           607,511           2.00
   (2.59)             (0.86)              0.00       (3.45)           14.52              2.60           311,519           2.00
   (2.33)              0.00               0.00       (2.33)           17.91              9.12           442,049           2.00
   (3.53)              0.00               0.00       (3.54)           18.96             29.98           469,797           2.01
   (2.25)              0.00               0.00       (2.29)           17.69             26.86           313,226           1.97*



$   0.00           $   0.00           $   0.00    $  (0.06)       $   16.00            (33.13)%        $ 16,320           1.25%
    0.00               0.00               0.00        0.00            23.99              3.18             7,841           1.25*

    0.00               0.00               0.00       (0.04)           15.88            (33.60)           11,436           2.00
    0.00               0.00               0.00        0.00            23.96              3.05             2,173           2.00*

    0.00               0.00               0.00       (0.04)           15.88            (33.62)           18,189           2.00
    0.00               0.00               0.00        0.00            23.96              3.05             4,196           2.00*



$   0.00           $   0.00           $   0.00    $   0.00        $    5.00            (25.37)%        $ 10,650           1.70%*

    0.00               0.00               0.00        0.00             4.98            (25.67)            6,076           2.45*

    0.00               0.00               0.00        0.00             4.97            (25.82)           52,852           2.45*



$   0.00           $   0.00           $   0.00    $  (0.35)       $   19.02             37.74%         $150,151           1.25%
    0.00               0.00               0.00       (0.32)           14.12             (9.26)          114,347           1.26
    0.00              (0.45)              0.00       (0.62)           15.93             (5.50)          107,569           1.25
   (0.76)              0.00               0.00       (0.89)           17.58             17.33            75,070           1.25
    0.00               0.00               0.00        0.00            15.75             12.34             6,563           1.30*

    0.00               0.00               0.00       (0.30)           18.84             36.80            79,803           2.00
    0.00               0.00               0.00       (0.17)           14.04             (9.94)           55,435           2.01
    0.00              (0.45)              0.00       (0.51)           15.79             (6.22)           96,994           2.00
   (0.76)              0.00               0.00       (0.85)           17.43             16.40           110,833           2.00
    0.00               0.00               0.00        0.00            15.71             12.05            11,077           2.04*

    0.00               0.00               0.00       (0.30)           18.86             36.75           109,519           2.00
    0.00               0.00               0.00       (0.18)           14.06             (9.95)           69,808           2.01
    0.00              (0.45)              0.00       (0.49)           15.82             (6.21)          112,926           2.00
   (0.76)              0.00               0.00       (0.85)           17.44             16.42           130,466           2.00
    0.00               0.00               0.00        0.00            15.71             12.05            20,637           2.05*

Ratio of Net
Investment
Income (Loss)
to Average      Portfolio
Net Assets      Turnover Rate
    0.57%           138%
    0.36            133
   (0.04)           221
    0.35            192
    0.95*           131

   (0.17)           138
   (0.45)           133
   (0.78)           221
   (0.39)           192
    0.20*           131

   (0.14)           138
   (0.45)           133
   (0.79)           221
   (0.37)           192
    0.21*           131



    0.04%           150%
   (0.01)*          170

   (0.85)           150
   (0.96)*          170

   (0.75)           150
   (0.90)*          170



    1.31%*          168%

    0.73*           168

    0.74*           168



    2.13%            41%
    2.28             55
    1.74             60
    1.27             41
    1.94*            48

    1.39             41
    1.46             55
    0.95             60
    0.53             41
    1.23*            48

    1.38             41
    1.46             55
    0.95             60
    0.52             41
    1.13*            48

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 63

PIMCO Financial Highlights A, B, and C Classes

                                                                                                Net Realized /
                                                           Net Asset Value                      Unrealized Gain    Total Income
                                                           Beginning of       Net Investment    (Loss) on          from Investment
Selected Per Share Data for the Year or Period Ended:      Period             Income (Loss)     Investments        Operations
Target Fund
   Class A
     06/30/2001                                            $   31.14          $  (0.18)(a)      $   (7.62)(a)      $   (7.80)
     06/30/2000                                                17.72             (0.23)(a)          15.45 (a)          15.22
     03/31/1999-06/30/1999                                     16.35             (0.09)(a)           2.44 (a)           2.35
     06/30/1998                                                16.82             (0.08)(a)           4.06 (a)           3.98
     10/01/1996-06/30/1997                                     17.11             (0.04)(a)           1.82 (a)           1.78
   Class B
     06/30/2001                                                28.60             (0.33)(a)          (6.91)(a)          (7.24)
     06/30/2000                                                16.44             (0.39)(a)          14.35 (a)          13.96
     06/30/1999                                                15.34             (0.19)(a)           2.27 (a)           2.08
     06/30/1998                                                16.14             (0.19)(a)           3.84 (a)           3.65
     10/01/1996-06/30/1997                                     16.58             (0.12)(a)           1.75 (a)           1.63
   Class C
     06/30/2001                                                28.59             (0.34)(a)          (6.89)(a)          (7.23)
     06/30/2000                                                16.43             (0.38)(a)          14.34 (a)          13.96
     06/30/1999                                                15.34             (0.19)(a)           2.26 (a)           2.07
     06/30/1998                                                16.13             (0.19)(a)           3.85 (a)           3.66
     10/01/1996-06/30/1997                                     16.58             (0.12)(a)           1.74 (a)           1.62

Tax-Efficient Equity Fund
   Class A
     06/30/2001                                           $   12.24           $   0.00          $   (1.90)(a)      $   (1.90)
     06/30/2000                                               11.59               0.00 (a)           0.65 (a)           0.65
     07/10/1998-06/30/1999                                    10.00               0.03 (a)           1.56 (a)           1.59
   Class B
     06/30/2001                                               12.06              (0.08)(a)          (1.87)(a)          (1.95)
     06/30/2000                                               11.51              (0.09)(a)           0.64 (a)           0.55
     07/10/1998-06/30/1999                                    10.00              (0.05)(a)           1.56 (a)           1.51
   Class C
     06/30/2001                                               12.06              (0.08)(a)          (1.87)(a)          (1.95)
     06/30/2000                                               11.51              (0.09)(a)           0.64 (a)           0.55
     07/10/1998-06/30/1999                                    10.00              (0.05)(a)           1.56 (a)           1.51

Value Fund
   Class A
     06/30/2001                                           $   11.38           $   0.13 (a)      $    4.70 (a)      $    4.83
     06/30/2000                                               15.29               0.22 (a)          (1.33)(a)          (1.11)
     06/30/1999                                               15.64               0.24 (a)           1.35 (a)           1.59
     06/30/1998                                               14.80               0.19 (a)           2.46 (a)           2.65
     01/13/1997-06/30/1997                                    13.17               0.47               1.26               1.73
   Class B
     06/30/2001                                               11.36               0.02 (a)           4.69 (a)           4.71
     06/30/2000                                               15.26               0.13 (a)          (1.33)(a)          (1.20)
     06/30/1999                                               15.63               0.12 (a)           1.35 (a)           1.47
     06/30/1998                                               14.80               0.07 (a)           2.46 (a)           2.53
     01/13/1997-06/30/1997                                    13.16               0.44               1.26               1.70
   Class C
     06/30/2001                                               11.36               0.02 (a)           4.70 (a)           4.72
     06/30/2000                                               15.26               0.13 (a)          (1.33)(a)          (1.20)
     06/30/1999                                               15.63               0.12 (a)           1.35 (a)           1.47
     06/30/1998                                               14.80               0.07 (a)           2.46 (a)           2.53
     01/13/1997-06/30/1997                                    13.15               0.43               1.28               1.71

                                                                              Dividends in
                                                            Dividends from    Excess of Net
                                                            Net Investment    Investment
Selected Per Share Data for the Year or Period Ended:       Income            Income
Target Fund
   Class A
     06/30/2001                                             $   0.00          $   0.00
     06/30/2000                                                 0.00              0.00
     03/31/1999-06/30/1999                                      0.00              0.00
     06/30/1998                                                 0.00              0.00
     10/01/1996-06/30/1997                                      0.00              0.00
   Class B
     06/30/2001                                                 0.00              0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                 0.00              0.00
     10/01/1996-06/30/1997                                      0.00              0.00
   Class C
     06/30/2001                                                 0.00              0.00
     06/30/2000                                                 0.00              0.00
     06/30/1999                                                 0.00              0.00
     06/30/1998                                                 0.00              0.00
     10/01/1996-06/30/1997                                      0.00              0.00

Tax-Efficient Equity Fund
   Class A
     06/30/2001                                             $   0.00          $   0.00
     06/30/2000                                                 0.00              0.00
     07/10/1998-06/30/1999                                      0.00              0.00
   Class B
     06/30/2001                                                 0.00              0.00
     06/30/2000                                                 0.00              0.00
     07/10/1998-06/30/1999                                      0.00              0.00
   Class C
     06/30/2001                                                 0.00              0.00
     06/30/2000                                                 0.00              0.00
     07/10/1998-06/30/1999                                      0.00              0.00

Value Fund
   Class A
     06/30/2001                                             $  (0.09)         $   0.00
     06/30/2000                                                (0.23)             0.00
     06/30/1999                                                (0.22)             0.00
     06/30/1998                                                (0.18)             0.00
     01/13/1997-06/30/1997                                     (0.10)             0.00
   Class B
     06/30/2001                                                (0.05)             0.00
     06/30/2000                                                (0.13)             0.00
     06/30/1999                                                (0.12)             0.00
     06/30/1998                                                (0.07)             0.00
     01/13/1997-06/30/1997                                     (0.06)             0.00
   Class C
     06/30/2001                                                (0.05)             0.00
     06/30/2000                                                (0.13)             0.00
     06/30/1999                                                (0.12)             0.00
     06/30/1998                                                (0.07)             0.00
     01/13/1997-06/30/1997                                     (0.06)             0.00

*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

64 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


Distributions      Distributions in                                                                                   Ratio of
from Net           Excess of Net      Tax Basis                                                                       Expenses to
Realized Capital   Realized Capital   Return of   Total           Net Asset Value                  Net Assets End     Average Net
Gains              Gains              Capital     Distributions   End of Period     Total Return   of Period (000s)   Assets
$  (1.41)          $  (2.62)          $   0.00    $  (4.03)       $   19.31            (27.78)%    $  281,616             1.20%
   (1.80)              0.00               0.00       (1.80)           31.14             90.36         305,304             1.21
   (0.98)              0.00               0.00       (0.98)           17.72             15.69         170,277             1.21
   (4.45)              0.00               0.00       (4.45)           16.35             27.49         157,277             1.22
   (2.07)              0.00               0.00       (2.07)           16.82             11.19         150,689             1.20*

   (1.41)             (2.62)              0.00       (4.03)           17.33            (28.34)        246,999             1.95
   (1.80)              0.00               0.00       (1.80)           28.60             89.74         223,939             1.96
   (0.98)              0.00               0.00       (0.98)           16.44             14.93          78,659             1.95
   (4.45)              0.00               0.00       (4.45)           15.34             26.45          76,194             1.96
   (2.07)              0.00               0.00       (2.07)           16.14             10.58          67,531             1.94*

   (1.41)             (2.62)              0.00       (4.03)           17.33            (28.31)      1,204,807             1.95
   (1.80)              0.00               0.00       (1.80)           28.59             89.79       1,676,384             1.96
   (0.98)              0.00               0.00       (0.98)           16.43             14.86         910,494             1.95
   (4.45)              0.00               0.00       (4.45)           15.34             26.53         952,728             1.96
   (2.07)              0.00               0.00       (2.07)           16.13             10.52         969,317             1.94*



$   0.00           $   0.00           $   0.00    $   0.00        $   10.34            (15.52)%    $    6,896             1.10%
    0.00               0.00               0.00        0.00            12.24              5.61           9,226             1.11
    0.00               0.00               0.00        0.00            11.59             15.90           6,579             1.11*

    0.00               0.00               0.00        0.00            10.11            (16.17)          9,600             1.85
    0.00               0.00               0.00        0.00            12.06              4.78          10,794             1.86
    0.00               0.00               0.00        0.00            11.51             15.10           6,370             1.85*

    0.00               0.00               0.00        0.00            10.11            (16.17)         13,559             1.85
    0.00               0.00               0.00        0.00            12.06              4.78          15,651             1.86
    0.00               0.00               0.00        0.00            11.51             15.10          10,742             1.84*



$   0.00           $   0.00           $   0.00    $  (0.09)       $   16.12             42.61%     $   46,410             1.10%
   (0.57)             (2.00)              0.00       (2.80)           11.38             (7.11)         19,087             1.11
   (1.72)              0.00               0.00       (1.94)           15.29             11.93          22,267             1.11
   (1.63)              0.00               0.00       (1.81)           15.64             18.86          21,742             1.11
    0.00               0.00               0.00       (0.10)           14.80             13.19          15,648             1.11*

    0.00               0.00               0.00       (0.05)           16.02             41.50          59,708             1.85
   (0.57)             (2.00)              0.00       (2.70)           11.36             (7.77)         26,908             1.86
   (1.72)              0.00               0.00       (1.84)           15.26             11.05          36,314             1.85
   (1.63)              0.00               0.00       (1.70)           15.63             17.98          35,716             1.86
    0.00               0.00               0.00       (0.06)           14.80             12.93          25,433             1.86*

    0.00               0.00               0.00       (0.05)           16.03             41.59         100,166             1.85
   (0.57)             (2.00)              0.00       (2.70)           11.36             (7.81)         53,756             1.86
   (1.72)              0.00               0.00       (1.84)           15.26             11.04          80,594             1.85
   (1.63)              0.00               0.00       (1.70)           15.63             17.98          88,235             1.86
    0.00               0.00               0.00       (0.06)           14.80             13.02          64,110             1.86*

Ratio of Net
Investment
Income (Loss)
to Average      Portfolio
Net Assets      Turnover Rate
   (0.75)%          109%
   (0.91)            99
   (0.57)           229
   (0.49)           226
   (0.31)*          145

   (1.49)           109
   (1.66)            99
   (1.31)           229
   (1.24)           226
   (1.05)*          145

   (1.50)           109
   (1.67)            99
   (1.31)           229
   (1.24)           226
   (1.06)*          145



    0.04%            41%
    0.02             32
    0.25*            13

   (0.71)            41
   (0.74)            32
   (0.50)*           13

   (0.71)            41
   (0.73)            32
   (0.52)*           13



    0.90%           204%
    1.76            196
    1.68            101
    1.19             77
    1.71*            71

    0.15            204
    1.02            196
    0.85            101
    0.45             77
    0.96*            71

    0.17            204
    1.02            196
    0.83            101
    0.45             77
    0.97*            71

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 65

PIMCO Statements of Assets and Liabilities A, B, and C Classes
June 30, 2001

                                                  Capital        Global                                   Healthcare
                                                  Appreciation   Innovation   Growth &                    Innovation   Innovation
Amounts in thousands, except per share amounts    Fund           Fund         Income Fund   Growth Fund   Fund         Fund
Assets:
Investments, at value                             $   756,026    $   250,168  $    82,097   $ 1,858,071   $     2,481  $ 2,628,294
Cash and foreign currency                                   0             18           32             0             1        1,262
Receivable for investments sold                         3,467          1,508          183         3,655             0       41,403
Receivable for Fund shares sold                           898            293          308           625             4        4,533
Interest and dividends receivable                         492              1          133         1,129             0           76
Variation margin receivable                                 0              0            0             0             0            0
Manager reimbursement receivable                            0              0            0             0             4            0
Other assets                                                0              9          334             0             0            0
                                                      760,883        251,997       83,087     1,863,480         2,490    2,675,568

Liabilities:
Payable for investments purchased                 $    13,904    $         0  $     3,235   $         0   $         0  $    50,756
Due to Custodian                                            0              0            0         3,654             0            0
Payable for Fund shares redeemed                          806            444          262         3,045             0        5,948
Dividends payable                                           0              0            0             0             0            0
Accrued investment advisory fee                           292            201           28           806             1        1,439
Accrued administration fee                                198            121           16           641             1          879
Accrued distribution fee                                  140            104           19         1,076             0        1,152
Accrued servicing fee                                      58             50            4           396             0          549
Recoupment payable to Manager                               0              1            0             0             0            0
Other liabilities                                           0              9            0             0             0            0
                                                       15,398            930        3,564         9,618             2       60,723

Net Assets                                        $   745,485    $   251,067  $    79,523   $ 1,853,862   $     2,488  $ 2,614,845

Net Assets Consist of:
Paid in capital                                   $   711,761    $   445,806  $   102,209   $ 1,693,454   $     2,391  $ 4,539,294
Undistributed (overdistributed) net                        63            (11)           0             0            (4)           0
investment income
Accumulated undistributed net realized gain           (13,772)      (204,376)     (20,798)       (4,779)         (145)  (1,892,592)
(loss)
Net unrealized appreciation (depreciation)             47,433          9,648       (1,888)      155,629           246      (31,857)
                                                  $   745,485    $   251,067  $    79,523   $ 1,853,862   $     2,488  $ 2,614,845

Net Assets:
Class A                                           $   111,193    $    78,588  $    12,050   $   173,990   $       617  $   734,124
Class B                                                70,991         62,472       15,663       162,382           428      801,890
Class C                                                83,843        106,905       16,167     1,486,530           374    1,009,666
Other Classes                                         479,458          3,102       35,643        30,960         1,069       69,165

Shares Issued and Outstanding:
Class A                                                 6,341          7,849        1,311         7,086            63       25,545
Class B                                                 4,208          6,296        1,714         7,556            44       29,620
Class C                                                 4,959         10,774        1,770        69,170            39       37,310

Net Asset Value and Redemption Price* Per
Share
(Net Assets Per Share Outstanding)
Class A                                           $     17.54    $     10.01  $      9.20   $     24.55   $      9.79  $     28.74
Class B                                                 16.88           9.92         9.14         21.49          9.71        27.07
Class C                                                 16.91           9.92         9.13         21.49          9.72        27.06

Cost of Investments Owned                         $   708,593    $   240,520  $    83,985   $ 1,702,442   $     2,235  $ 2,660,151
Cost of Foreign Currency Held                     $         0    $         0  $         0   $         0   $         0  $         0

* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

66 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                          Select
               Opportunity   Renaissance    Select        International   Small-Cap                     Tax-Efficient
Mid-Cap Fund   Fund          Fund           Growth Fund   Fund            Value Fund     Target Fund    Equity Fund     Value Fund
$  1,045,400   $   464,817   $ 1,411,068    $    49,662   $    93,417     $   409,795    $ 1,765,102    $    46,345     $   322,587
           0             0             0              1           946               0            195              0              60
      27,998         9,518         8,153              0           144           1,909         30,099              0           3,574
       2,314         1,041        14,232             34         1,508           2,452          2,113             76           1,528
         983            80           973             52           149             867            742             33             230
           0             0             0              0             0               0              0              0               0
           0             0             0              0             0               0              0              0               0
           0             0             0              0           111               0              0              0               0
   1,076,695       475,456     1,434,426         49,749        96,275         415,023      1,798,251         46,454         327,979


$     27,726   $     8,385   $    17,659    $         0   $     1,409     $     3,689    $    28,805    $         0     $     7,444
           0             1            53              0             0               0              0              0               0
       1,655           687         1,718            166           679             848          2,929             31             361
           1             0             0              0             0               0              0              0               0
         406           248           685             26            59             203            818             18             119
         269           142           451             17            51             127            591             14              92
         157           176           560             20            41             121            921             18             108
          73            77           276             10            14              69            366              7              43
           0             0             0              0             0               0              0              0               0
           0             0             0              0            11               0              0              0               0
      30,287         9,716        21,402            239         2,264           5,057         34,430             88           8,167

$  1,046,408   $   465,740   $ 1,413,024    $    49,510   $    94,011     $   409,966    $ 1,763,821    $    46,366     $   319,812


$  1,008,795   $   515,988   $ 1,244,103    $    74,750   $   113,709     $   379,947    $ 1,566,139    $    48,657     $   271,513
       4,856             0        99,752              0           (84)          2,095              0              0          38,914
     (53,634)      (99,146)       11,932        (21,896)       (6,339)         (5,305)       (23,294)        (8,024)         (4,380)

      86,391        48,898        57,237         (3,344)      (13,275)         33,229        220,976          5,733          13,765
$  1,046,408   $   465,740   $ 1,413,024    $    49,510   $    94,011     $   409,966    $ 1,763,821    $    46,366     $   319,812


$    137,944   $    92,521   $   424,024    $    16,320   $    10,650     $   150,151    $   281,616    $     6,896     $    46,410
      88,901        25,988       315,977         11,436         6,076          79,803        246,999          9,600          59,708
     102,653       255,355       607,511         18,189        52,852         109,519      1,204,807         13,559         100,166
     716,910        91,876        65,512          3,565        24,433          70,493         30,399         16,311         113,528


       6,562         4,859        21,961          1,020         2,128           7,893         14,587            667           2,879
       4,386         1,657        16,858            721         1,221           4,236         14,251            950           3,727
       5,063        16,296        32,593          1,145        10,625           5,808         69,531          1,341           6,249



$      21.02   $     19.05   $     19.31    $     16.00   $      5.00     $     19.02    $     19.31    $     10.34     $     16.12
       20.27         15.68         18.74          15.88          4.98           18.84          17.33          10.11           16.02
       20.28         15.67         18.64          15.88          4.97           18.86          17.33          10.11           16.03

$    959,009   $   415,919   $ 1,353,831    $    53,006   $   106,687     $   376,566    $ 1,544,125    $    40,613     $   308,822
$          0   $         0   $         0    $         0   $       955     $         0    $         0    $         0     $         0

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 67

PIMCO Statements of Operations A, B, and C Classes
For the year or period ended June 30, 2001


                                                  Capital        Global                                   Healthcare
                                                  Appreciation   Innovation   Growth &                    Innovation   Innovation
Amounts in thousands, except per share amounts    Fund           Fund         Income Fund   Growth Fund   Fund         Fund
Investment Income:
Interest                                          $     2,304    $       963  $        91   $     1,748   $         3  $    10,999
Dividends, net of foreign taxes                         7,783             63          171        12,048             3        3,087
Miscellaneous Income                                        0              9            0             6             0           51
   Total Income                                        10,087          1,035          262        13,802             6       14,137

Expenses:
Investment advisory fees                                3,641          2,516           87        12,303             9       27,374
Administration fees                                     2,419          1,509           51         9,703             4       15,982
Distribution fees - Class B                               531            476           14         1,528             1        9,680
Distribution fees - Class C                               654            833           18        15,032             1       12,644
Servicing fees - Class A                                  261            185            4           561             1        2,835
Servicing fees - Class B                                  177            159            5           509             0        3,227
Servicing fees - Class C                                  218            278            6         5,011             0        4,215
Distribution and/or servicing fees - Other                533              7           10            25             0          184
 Classes
Trustees' fees                                             30              8            0            92             0          153
Organization costs                                          0              0            0             0             5            0
Interest Expense                                            1              0            0             0             2            0
Miscellaneous Expense                                      11              2            0            37             0           69
   Total expenses                                       8,476          5,973          195        44,801            23       76,363
   Recoupment (reimbursement) by Manager                    0              5            0             0            (7)           0
   Net Expenses                                         8,476          5,978          195        44,801            16       76,363

Net Investment Income (loss)                            1,611         (4,943)          67       (30,999)          (10)     (62,226)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                39,604       (203,495)        (181)       29,294           (16)  (1,569,723)
Net realized gain (loss) on foreign currency                0            (42)           0             0             0            0
 transactions
Net change in unrealized appreciation
 (depreciation) on investments                       (117,029)          (928)      (1,928)     (958,027)          246   (1,717,050)
Net change in unrealized appreciation
 (depreciation) on translation of assets and
 liabilities denominated in foreign currencies              0              0            0             0             0            0

   Net gain (loss)                                    (77,425)      (204,465)      (2,109)     (928,733)          230   (3,286,773)

Net Increase (Decrease) in Assets
   Resulting from Operations                      $   (75,814)   $  (209,408) $    (2,042)  $  (959,732)  $       220  $(3,348,999)

68 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


                                                          Select
               Opportunity   Renaissance    Select        International   Small-Cap                     Tax-Efficient
Mid-Cap Fund   Fund          Fund           Growth Fund   Fund            Value Fund     Target Fund    Equity Fund     Value Fund
$   4,458      $   1,627     $   3,749      $     174     $      12       $     537      $   6,862      $      20       $     862
   12,249          1,643        11,125            245           543          10,259          2,533            574           3,587
       24             10            16            172             0               6             18              0               3
   16,731          3,280        14,890            591           555          10,802          9,413            594           4,452


    4,985          3,382         4,839            285           157           1,912         11,480            233             991
    3,291          1,977         3,198            184           126           1,196          8,307            180             765
      700            204         1,136             70             7             470          1,981             79             294
      805          2,343         3,140            120            65             620         11,120            113             551
      358            278           530             46             3             303            786             20              73
      233             68           379             23             2             157            660             26              98
      268            781         1,047             40            22             207          3,707             38             184
      426             24            19              0             6              48             18             43              85
       41             19            28              2             0              12             75              2               8
        0              0             0              0             0               0              0              0               0
        0              0             0              0             6               0              0              2               0
       15              8            11              0             0               4             31              1               2
   11,122          9,084        14,327            770           394           4,929         38,165            737           3,051
        0              0             0              0             0               0              0              0               0
   11,122          9,084        14,327            770           394           4,929         38,165            737           3,051

    5,609         (5,804)          563           (179)          161           5,873        (28,752)          (143)          1,401


   32,686        (91,653)      145,990        (21,734)        1,163           3,623         53,505         (3,944)         54,109
        0              0          (981)             0        (2,957)              0              0              0               0

 (100,090)       (63,764)       63,660         (4,509)       (8,636)         91,887       (742,480)        (4,831)         14,744


        0              0             0              0           (12)              0              0              0               0

  (67,404)      (155,417)      208,669        (26,243)      (10,442)         95,510       (688,975)        (8,775)         68,853


$ (61,795)     $(161,221)    $ 209,232      $ (26,422)    $ (10,281)      $ 101,383      $(717,727)     $  (8,918)      $  70,254

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 69

PIMCO Statements of Changes in Net Assets A, B, and C Classes


Amounts in thousands                                           Capital Appreciation Fund       Global Innovation Fund

                                                                  Year Ended      Year Ended      Year Ended          Period from
Increase (Decrease) in Net Assets from:                        June 30, 2001   June 30, 2000   June 30, 2001    December 31, 1999
                                                                                                                 to June 30, 2000
Operations:
Net investment income (loss)                                   $     1,611     $       299     $    (4,943)    $      (213)
Net realized gain (loss)                                            39,604         238,387        (203,537)           (104)
Net change in unrealized appreciation (depreciation)              (117,029)        (57,892)           (928)         10,576
Net increase (decrease) resulting from operations                  (75,814)        180,794        (209,408)         10,259

Distributions to Shareholders:
From net investment income
   Class A                                                            (342)            (48)              0               0
   Class B                                                             (15)              0               0               0
   Class C                                                             (18)              0               0               0
   Other Classes                                                    (2,653)         (1,779)              0               0
In excess of net investment income
   Class A                                                               0             (26)              0               0
   Class B                                                               0               0               0               0
   Class C                                                               0               0               0               0
   Other Classes                                                         0            (978)              0               0
From net realized capital gains
   Class A                                                         (13,005)        (13,464)              0               0
   Class B                                                          (9,416)        (10,054)              0               0
   Class C                                                         (11,673)        (13,520)              0               0
   Other Classes                                                   (72,956)       (131,466)              0               0
In excess of net realized capital gains
   Class A                                                         (16,689)              0            (146)              0
   Class B                                                         (12,084)              0            (132)              0
   Class C                                                         (14,980)              0            (242)              0
   Other Classes                                                   (93,626)              0             (15)              0

Total Distributions                                               (247,457)       (171,335)           (535)              0

Fund Share Transactions:
Receipts for shares sold
   Class A                                                          68,636          58,177         180,408          33,319
   Class B                                                          30,125          15,491         110,100          23,487
   Class C                                                          38,451          20,199         198,693          43,294
   Other Classes                                                   202,052         376,293          13,473             538
Issued in reorganization
   Class A                                                               0               0               0               0
   Class B                                                               0               0               0               0
   Class C                                                               0               0               0               0
   Other Classes                                                         0               0               0               0
Issued as reinvestment of distributions
   Class A                                                          23,085          13,231             119               0
   Class B                                                          17,012           9,321              96               0
   Class C                                                          21,545          12,996             192               0
   Other Classes                                                   165,433         119,912              13               0
Cost of shares redeemed
   Class A                                                         (31,493)        (73,946)        (73,034)         (5,627)
   Class B                                                         (13,112)        (15,271)        (20,391)           (134)
   Class C                                                         (22,932)        (32,887)        (46,002)           (372)
   Other Classes                                                  (223,856)       (822,791)         (7,405)            (16)
Net increase (decrease) resulting from Fund share                  274,946        (319,275)        356,262          94,489
  transactions

Total Increase (Decrease) in Net Assets                            (48,325)       (309,816)        146,319         104,748

Net Assets:
Beginning of period                                                793,810       1,103,626         104,748               0
End of period *                                                $   745,485     $   793,810     $   251,067     $   104,748

*Including net undistributed (overdistributed)
  investment income of:                                        $        62     $   125,087     $       (11)    $       522

Amounts in thousands                                           Growth & Income Fund

                                                                  Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                        June 30, 2001   June 30, 2000
Operations:
Net investment income (loss)                                   $        67     $       (23)
Net realized gain (loss)                                              (181)          2,580
Net change in unrealized appreciation (depreciation)                (1,928)           (469)
Net increase (decrease) resulting from operations                   (2,042)          2,088

Distributions to Shareholders:
From net investment income
   Class A                                                              (2)              0
   Class B                                                              (2)              0
   Class C                                                             (11)              0
   Other Classes                                                       (14)              0
In excess of net investment income
   Class A                                                               0               0
   Class B                                                               0               0
   Class C                                                               0               0
   Other Classes                                                         0               0
From net realized capital gains
   Class A                                                               0               0
   Class B                                                               0               0
   Class C                                                               0               0
   Other Classes                                                         0          (2,734)
In excess of net realized capital gains
   Class A                                                            (163)              0
   Class B                                                            (148)              0
   Class C                                                            (830)              0
   Other Classes                                                    (1,122)           (142)

Total Distributions                                                 (2,292)         (2,876)

Fund Share Transactions:
Receipts for shares sold
   Class A                                                           6,362               0
   Class B                                                           6,117               0
   Class C                                                           8,031               0
   Other Classes                                                    37,165           2,235
Issued in reorganization
   Class A                                                           6,831               0
   Class B                                                          10,224               0
   Class C                                                          10,669               0
   Other Classes                                                     1,634               0
Issued as reinvestment of distributions
   Class A                                                             158               0
   Class B                                                             110               0
   Class C                                                             217               0
   Other Classes                                                     1,099           1,370
Cost of shares redeemed
   Class A                                                          (1,242)              0
   Class B                                                            (779)              0
   Class C                                                          (1,962)              0
   Other Classes                                                    (5,691)         (5,302)
Net increase (decrease) resulting from Fund share                   78,943          (1,697)
  transactions

Total Increase (Decrease) in Net Assets                             74,609          (2,485)

Net Assets:
Beginning of period                                                  4,914           7,399
End of period *                                                $    79,523     $     4,914

*Including net undistributed (overdistributed)
  investment income of:                                        $         0     $     1,352

70 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


                             Healthcare
                             Innovation
Growth Fund                  Fund           Innovation Fund               Mid-Cap Fund                  Opportunity Fund

   Year Ended    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended      Year Ended    Year Ended     Year Ended
June 30, 2001 June 30, 2000  June 30, 2001  June 30, 2001  June 30, 2000  June 30, 2001  June 30,  2000 June 30, 2001  June 30, 2000

$   (30,999)  $   (38,695)   $       (10)   $   (62,226)   $   (48,812)   $     5,609    $       635    $    (5,804)   $    (7,189)
     29,294       200,296            (16)    (1,569,723)       503,921         32,686        263,486        (91,653)       153,791
   (958,027)      540,201            246     (1,717,050)     1,278,026       (100,090)        39,729        (63,764)        55,969
   (959,732)      701,802            220     (3,348,999)     1,733,135        (61,795)       303,850       (161,221)       202,571



          0             0              0              0              0           (460)          (133)             0              0
          0             0              0              0              0            (20)             0              0              0
          0             0              0              0              0             (1)             0              0              0
          0             0              0              0              0         (3,918)        (1,814)             0              0

          0             0              0              0              0              0            (80)             0              0
          0             0              0              0              0              0              0              0              0
          0             0              0              0              0              0              0              0              0
          0             0              0              0              0              0         (1,095)             0              0

    (16,132)      (30,753)             0              0        (69,915)       (14,497)           (92)             0        (27,707)
    (17,070)      (24,820)             0              0        (89,355)        (9,989)           (56)             0         (2,803)
   (161,834)     (344,135)             0              0       (128,949)       (11,184)           (68)             0        (91,653)
     (2,273)       (2,784)             0              0         (4,360)       (82,349)          (501)             0         (3,505)

          0             0             (1)      (142,367)             0        (26,054)             0        (21,712)             0
          0             0             (1)      (169,504)             0        (17,953)             0         (6,210)             0
          0             0             (1)      (218,644)             0        (20,101)             0        (70,885)             0
          0             0           (125)       (13,404)             0       (148,004)             0        (15,578)             0

   (197,309)     (402,492)          (128)      (543,919)      (292,579)      (334,530)        (3,839)      (114,385)      (125,668)



    136,933     1,093,441            597        834,625      2,311,596         98,864        159,997        103,959        598,089
     74,718        87,164            401        436,140        996,786         31,168         11,044         11,040         26,138
    207,463       368,824            357        541,725      1,434,945         31,566         17,711         48,446         75,799
     19,512        28,507            970         96,581        101,426        469,615        658,921         86,054         43,857

          0             0              0              0              0              0              0              0              0
          0             0              0              0              0              0              0              0              0
          0             0              0              0              0              0              0              0              0
          0             0              0              0              0              0              0              0              0

     14,171        28,673              1        108,407         64,329         26,992            299         17,532         25,804
     12,783        22,706              1        130,414         83,032         20,352             51          5,753          2,792
    133,483       319,936              1        174,369        122,191         25,700             64         53,698         84,547
      2,277         2,784            124         12,945          4,194        227,225          3,081         15,579          3,504

   (129,782)   (1,127,925)           (34)      (562,029)    (1,630,787)       (93,920)      (166,620)      (115,585)      (630,445)
    (38,190)      (47,670)           (11)      (251,217)      (191,561)       (16,983)       (29,696)        (4,165)        (1,136)
   (329,646)     (582,990)           (11)      (436,688)      (494,923)       (20,226)       (52,980)       (75,963)      (116,520)
    (10,917)       (7,712)             0        (56,665)       (27,531)      (433,796)      (833,832)       (24,021)        (3,375)
     92,805       185,738          2,396      1,028,607      2,773,697        366,557       (231,960)       122,327        109,054

 (1,064,236)      485,048          2,488     (2,864,311)     4,214,253        (29,768)        68,051       (153,279)       185,957


  2,918,098     2,433,050              0      5,479,156      1,264,903      1,076,176      1,008,125        619,019        433,062
$ 1,853,862   $ 2,918,098    $     2,488    $ 2,614,845    $ 5,479,156    $ 1,046,408    $ 1,076,176    $   465,740    $   619,019

$         0   $         0    $        (4)   $         0    $   170,220    $     4,856    $   174,578    $         0    $   101,583

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 71

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)


Amounts in thousands                                   Renaissance Fund                Select Growth Fund
                                                          Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                June 30, 2001   June 30, 2000   June 30, 2001   June 30, 2000
Operations:
Net investment income (loss)                           $       563     $    (1,813)    $      (179)    $        (3)
Net realized gain (loss)                                   145,009          30,832         (21,734)             11
Net change in unrealized appreciation (depreciation)        63,660         (29,435)         (4,509)            989
Net increase (decrease) resulting from operations          209,232            (416)        (26,422)            997
Distributions to Shareholders:
From net investment income
   Class A                                                    (677)              0               0               0
   Class B                                                     (93)              0               0               0
   Class C                                                    (277)              0               0               0
   Other Classes                                               (78)              0               0               0
In excess of net investment income
   Class A                                                       0               0               0               0
   Class B                                                       0               0               0               0
   Class C                                                       0               0               0               0
   Other Classes                                                 0               0               0              (1)
From net realized capital gains
   Class A                                                 (12,377)        (10,867)              0               0
   Class B                                                  (7,143)        (16,870)              0               0
   Class C                                                 (23,690)        (56,355)              0               0
   Other Classes                                              (829)           (127)              0            (141)
In excess of net realized capital gains
   Class A                                                       0          (3,636)            (63)              0
   Class B                                                       0          (5,645)            (23)              0
   Class C                                                       0         (18,856)            (37)              0
   Other Classes                                                 0             (42)            (13)              0
Tax basis return of capital
   Class A                                                       0               0               0               0
   Class B                                                       0               0               0               0
   Class C                                                       0               0               0               0
   Other Classes                                                 0               0               0             (69)

Total Distributions                                        (45,164)       (112,398)           (136)           (211)
Fund Share Transactions:
Receipts for shares sold
   Class A                                                 395,773          80,275          25,723           7,523
   Class B                                                 213,156          20,127          17,648           2,061
   Class C                                                 335,957         105,254          28,798           4,052
   Other Classes                                            72,817          16,366           3,352           2,514
Issued in reorganization
   Class A                                                       0               0               0               0
   Class B                                                       0               0               0               0
   Class C                                                       0               0               0               0
   Other Classes                                                 0               0               0               0
Issued as reinvestment of distributions
   Class A                                                  11,627          13,699              58               0
   Class B                                                   5,322          20,292              18               0
   Class C                                                  19,466          69,505              33               0
   Other Classes                                               892             167              13             196
Cost of shares redeemed
   Class A                                                 (87,400)       (102,130)         (6,982)            (91)
   Class B                                                 (22,716)        (54,590)         (2,898)            (19)
   Class C                                                (153,351)       (229,477)         (5,806)            (21)
   Other Classes                                           (20,793)         (8,293)           (771)         (1,318)
Net increase (decrease) resulting from Fund share
transactions                                               770,750         (68,805)         59,186          14,897

Total Increase (Decrease) in Net Assets                    934,818        (181,619)         32,628          15,683
Net Assets:
Beginning of period                                        478,206         659,825          16,882           1,199
End of period *                                        $ 1,413,024     $   478,206     $    49,510     $    16,882

*Including net undistributed (overdistributed)
investment income of:                                  $    99,752     $    24,138     $         0     $         0


Amounts in thousands                                   Select International Fund
                                                          Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                June 30, 2001   June 30, 2000
Operations:
Net investment income (loss)                           $       161     $       (25)
Net realized gain (loss)                                    (1,794)          3,523
Net change in unrealized appreciation (depreciation)        (8,648)          1,079
Net increase (decrease) resulting from operations          (10,281)          4,577
Distributions to Shareholders:
From net investment income
   Class A                                                       0               0
   Class B                                                       0               0
   Class C                                                       0               0
   Other Classes                                                 0               0
In excess of net investment income
   Class A                                                       0               0
   Class B                                                       0               0
   Class C                                                       0               0
   Other Classes                                                 0               0
From net realized capital gains
   Class A                                                       0               0
   Class B                                                       0               0
   Class C                                                       0               0
   Other Classes                                            (3,949)         (2,103)
In excess of net realized capital gains
   Class A                                                       0               0
   Class B                                                       0               0
   Class C                                                       0               0
   Other Classes                                                 0               0
Tax basis return of capital
   Class A                                                       0               0
   Class B                                                       0               0
   Class C                                                       0               0
   Other Classes                                                 0               0

Total Distributions                                         (3,949)         (2,103)
Fund Share Transactions:
Receipts for shares sold
   Class A                                                  25,043               0
   Class B                                                     274               0
   Class C                                                   1,803               0
   Other Classes                                            21,389          12,739
Issued in reorganization
   Class A                                                   6,127               0
   Class B                                                   5,988               0
   Class C                                                  54,100               0
   Other Classes                                            14,753               0
Issued as reinvestment of distributions
   Class A                                                       0               0
   Class B                                                       0               0
   Class C                                                       0               0
   Other Classes                                             3,946           1,831
Cost of shares redeemed
   Class A                                                 (20,637)              0
   Class B                                                    (141)              0
   Class C                                                  (2,725)              0
   Other Classes                                           (12,220)        (14,911)
Net increase (decrease) resulting from Fund share
transactions                                                97,700            (341)

Total Increase (Decrease) in Net Assets                     83,470           2,133
Net Assets:
Beginning of period                                         10,541           8,408
End of period *                                        $    94,011     $    10,541

*Including net undistributed (overdistributed)
investment income of:                                  $       (84)    $     2,569

72 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


Small-Cap Value Fund             Target Fund                       Tax-Efficient Equity Fund         Value Fund
   Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended        Year Ended      Year Ended
June 30, 2001   June 30, 2000    June 30, 2001    June 30, 2000    June 30, 2001    June 30, 2000    June 30,  2001   June 30, 2000
$     5,873     $     6,349      $   (28,752)     $   (25,735)     $      (143)     $      (137)     $     1,401      $     3,191
      3,623           1,428           53,505          303,095           (3,944)          (3,852)          54,109           (4,356)
     91,887         (50,343)        (742,480)         731,179           (4,831)           7,274           14,744          (19,409)
    101,383         (42,566)        (717,727)       1,008,539           (8,918)           3,285           70,254          (20,574)


     (2,426)         (2,407)               0                0                0                0             (159)            (402)
     (1,108)           (899)               0                0                0                0             (116)            (428)
     (1,452)         (1,080)               0                0                0                0             (235)            (453)
     (1,074)         (1,268)               0                0                0                0             (596)          (1,997)

          0               0                0                0                0                0                0                0
          0               0                0                0                0                0                0                0
          0               0                0                0                0                0                0                0
          0               0                0                0                0                0                0                0

          0               0          (17,172)         (16,039)               0                0                0             (810)
          0               0          (16,087)          (8,779)               0                0                0           (1,282)
          0               0          (86,200)         (95,378)               0                0                0           (2,657)
          0               0           (1,264)            (874)               0                0                0           (3,882)

          0               0          (31,830)               0                0                0                0           (2,826)
          0               0          (29,817)               0                0                0                0           (4,474)
          0               0         (159,777)               0                0                0                0           (9,274)
          0               0           (2,341)               0                0                0                0          (13,550)

          0               0                0                0                0                0                0                0
          0               0                0                0                0                0                0                0
          0               0                0                0                0                0                0                0
          0               0                0                0                0                0                0                0

     (6,060)         (5,654)        (344,488)        (121,070)               0                0           (1,106)         (42,035)


     89,956         121,717          331,361        1,988,170            2,125            4,162           48,610           25,447
     19,417           8,724          189,672          117,373            3,831            6,968           28,340            7,075
     34,003          28,034          367,261          358,597            5,489            8,329           42,665           17,510
     53,473          35,796           16,311           18,905            5,588           21,651           65,796           48,653

          0               0                0                0                0                0                0              172
          0               0                0                0                0                0                0              654
          0               0                0                0                0                0                0              547
          0               0                0                0                0                0                0                0

      1,715           2,271           38,631           13,199                0                0              141            3,697
        796             820           31,591            8,050                0                0               80            5,252
      1,055           1,018          181,069           89,527                0                0              203           11,896
        955           1,121            3,531              874                0                0              595           19,121

    (92,401)       (103,087)        (233,299)      (2,000,798)          (3,157)          (2,015)         (30,185)         (26,888)
    (14,548)        (39,789)         (53,673)         (44,428)          (3,147)          (3,114)          (7,756)         (13,452)
    (20,022)        (59,121)        (274,379)        (364,130)          (4,916)          (4,181)         (19,713)         (37,639)
    (44,718)        (61,965)          (2,812)          (8,277)          (7,336)          (6,229)         (44,285)         (64,901)
     29,681         (64,461)         595,264          177,062           (1,523)          25,571           84,491           (2,856)

    125,004        (112,681)        (466,951)       1,064,531          (10,441)          28,856          153,639          (65,465)

    284,962         397,643        2,230,772        1,166,241           56,807           27,951          166,173          231,638
$   409,966     $   284,962      $ 1,763,821      $ 2,230,772      $    46,366      $    56,807      $   319,812      $   166,173

$     2,095     $     3,998      $         0      $   200,449      $         0      $         0      $    38,914      $        94


                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 73

PIMCO Notes to Financial Statements A, B, and C Classes

June 30, 2001

1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld

74 PIMCO Funds Annual Report | 6.30.01
were as follows: Capital Appreciation Fund - $34,993; Global Innovation Fund - $3,273; Growth Fund - $61,455; Growth & Income Fund - $136; Healthcare Innovation Fund - $36; Innovation Fund - $96,848; Renaissance Fund -$158,666; Select Growth Fund - $2,862; Select International Fund - $59,897; Target Fund - $1,568; Tax-Efficient Equity Fund - $2,303; and Value Fund - $11,885.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterpart to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability, which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Small-Cap Value, Growth & Income, and Select Growth Funds; 0.65% for the Opportunity and Innovation Funds; 0.70% for the Healthcare Innovation Fund; 0.75% for the Select International Fund; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which, under which the supervision of PIMCO Advisors, directs the investments of the Fund's assets. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

New Advisory Fee Structure. Effective August 1, 2000, Mid-Cap Equity Fund changed its name to Growth & Income Fund and decreased its advisory fee from 0.63% to 0.60% per annum.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.50% for the Growth & Income and Healthcare Innovation Funds, 0.60% for the Global Innovation Fund, 0.70% for the Select International Fund, and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a

                                          6.30.01 | PIMCO Funds Annual Report 75

June 30, 2001

reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Retail Class shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for Global Innovation Fund; 0.50% for the Select International and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Growth & Income and Healthcare Innovation Funds, 0.60% for the Global Innovation Fund, 0.70% for the Select International Fund, and 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC
("PFD"), a wholly owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                                        Effective Rate

                                                    Distribution    Servicing
                                                         Fee (%)      Fee (%)
Class A
All Funds                                                     --         0.25

Class B
All Funds                                                   0.75         0.25

Class C
All Funds                                                   0.75         0.25

Class D
All Funds                                                     --         0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B, and C Classes shares. For the period ended June 30, 2001, PFD received $10,891,246 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO Advisors has agreed to waive a portion of Global Innovation and Healthcare Innovation Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                               Inst'l Class    Admn Class    Class A    Class B    Class C    Class D
Global Innovation Fund                1.40%         1.65%      1.85%      2.60%      2.60%      1.85%
Healthcare Innovation Fund            0.95%         1.20%      1.45%      2.20%      2.20%      1.45%

PIMCO Advisors may be reimbursed for these waived amounts in future period, not to exceed three years.
     Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000**, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee,

76 PIMCO Funds Annual Report | 6.30.01
including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

**Effective January 1, 2001, the annual retainer for the unaffiliated Trustee is equal to $52,000.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2001, were as follows (amounts in thousands):

                                             Non - U.S. Government/Agency
                                           Purchases                 Sales
Capital Appreciation Fund                $   894,745           $   863,142
Global Innovation Fund                       952,740               600,362
Growth & Income Fund                          88,986                12,527
Growth Fund                                2,054,361             2,190,955
Healthcare Innovation Fund                     5,193                 2,950
Innovation Fund                           11,310,274            10,843,027
Mid-Cap Fund                               1,606,072             1,581,037
Opportunity Fund                           1,185,386             1,184,474
Renaissance Fund                           1,669,955             1,057,882
Select Growth Fund                           125,609                65,681
Select International Fund                    133,618                35,475
Small-Cap Value Fund                         148,988               127,071
Target Fund                                2,388,124             2,143,785
Tax-Efficient Equity Fund                     21,325                23,354
Value Fund                                   477,906               420,584

5. In-Kind Transactions

For the period ended June 30, 2001, the following fund realized gains from in-kind redemptions of approximately (amounts in thousands):

                                                                 Realized Gains
Mid-Cap Fund                                                       $     12,454

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                      Value of                            Total Net
                                                            Shares      Shares   Total Net   Total Net    Assets of       Acquired
                                                         Issued by   Issued by   Assets of   Assets of    Acquiring         Fund's
                                                         Acquiring   Acquiring    Acquired   Acquiring   Fund After     Unrealized
Acquiring Fund            Acquired Fund         Date          Fund        Fund        Fund        Fund  Acquisition   Depreciation
PIMCO                     PIMCO
Value Fund                Value 25 Fund   03/03/2000           137    $  1,373    $  1,373    $163,988     $165,361       $   (419)

PIMCO                     PIMCO
Select International      International
Fund                      Fund            05/04/2001        16,168      88,032      88,032      11,177       99,209         (7,064)

PIMCO                     PIMCO Equity
Growth & Income Fund      Income Fund     06/22/2001         3,343      30,230      30,230      48,086       78,316           (872)

7. Federal Income Tax Matters

As of June 30, 2001, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 6, the Value Fund, Select International Fund, and Growth & Income Fund acquired capital loss carryforwards from Value 25 Fund, International Fund, and Equity Income Fund respectively. Use of the acquired capital loss carryforward may be limited under current tax laws.

     Additionally, the Capital Appreciation Fund, Global Innovation Fund, Growth & Income Fund, Healthcare Innovation Fund, Innovation Fund, Mid-Cap Fund, Opportunity Fund, Select Growth Fund, Select International Fund, Target Fund, Tax-Efficient Equity Fund, and Value Fund realized capital losses and/or foreign currency losses during the period November 1, 2000 through June 30, 2001, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $8,271,113, $162,828,634, $781,007, $101,249,
$1,665,110,268, $46,741,868, $88,205,461, $21,790,213, $2,515,778, $1,456,433,
$2,247,306, and $219,340, respectively. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                          Capital Loss Carryforwards
                              Realized Losses   Acquired Losses     Expiration
Global Innovation Fund       $     19,573,698       $         0     06/30/2009

Growth & Income Fund                        0        19,541,480     06/30/2009

Select Growth Fund                     63,106                 0     06/30/2009

Select International Fund                   0         2,646,127     06/30/2009

Small-Cap Value Fund                  348,134                 0     06/30/2007
                                    3,926,541                 0     06/30/2008
Tax-Efficient Equity Fund              27,778                 0     06/30/2007
                                    1,332,594                 0     06/30/2008
                                    4,356,186                 0     06/30/2009

Value Fund                                  0           303,905     06/30/2005


                                          6.30.01 | PIMCO Funds Annual Report 77

June 30, 2001

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                 Capital Appreciation Fund                     Global Innovation Fund
                                              Year Ended            Year Ended            Year Ended      Period from 12/31/1999
                                              06/30/2001            06/30/2000            06/30/2001               to 06/30/2000
                                          Shares      Amount    Shares      Amount    Shares      Amount     Shares       Amount
Receipts for shares sold
   Class A                                 3,267   $  68,636     2,242   $  58,177    12,371   $ 180,408      2,033    $  33,319
   Class B                                 1,494      30,125       611      15,491     6,613     110,100      1,350       23,487
   Class C                                 1,881      38,451       792      20,199    12,037     198,693      2,499       43,294
   Other Classes                           8,838     202,052    14,608     376,293       828      13,473         29          538
Shares issued in reorganization
   Class A                                     0           0         0           0         0           0          0            0
   Class B                                     0           0         0           0         0           0          0            0
   Class C                                     0           0         0           0         0           0          0            0
   Other Classes                               0           0         0           0         0           0          0            0
Issued as reinvestment of
distributions
   Class A                                 1,130      23,085       564      13,231         7         119          0            0
   Class B                                   862      17,012       406       9,321         6          96          0            0
   Class C                                 1,090      21,545       565      12,996        12         192          0            0
   Other Classes                           8,078     165,433     5,072     119,912         1          13          0            0
Cost of shares redeemed
   Class A                                (1,469)    (31,493)   (2,818)    (73,946)   (6,219)    (73,034)      (343)      (5,627)
   Class B                                  (660)    (13,112)     (601)    (15,271)   (1,665)    (20,391)        (8)        (134)
   Class C                                (1,159)    (22,932)   (1,292)    (32,887)   (3,752)    (46,002)       (22)        (372)
   Other Classes                         (10,161)   (223,856)  (31,913)   (822,791)     (548)     (7,405)         0          (16)

Net increase (decrease) resulting from
   Fund share transactions                13,191   $ 274,946   (11,764)  $(319,275)   19,691   $ 356,262      5,538    $  94,489

                                                    Growth & Income Fund
                                              Year Ended            Year Ended
                                              06/30/2001            06/30/2000
                                          Shares      Amount    Shares      Amount
Receipts for shares sold
   Class A                                   651   $   6,362         0   $       0
   Class B                                   615       6,117         0           0
   Class C                                   744       8,031         0           0
   Other Classes                           3,740      37,165       159       2,235
Shares issued in reorganization
   Class A                                   774       6,831         0           0
   Class B                                 1,166      10,224         0           0
   Class C                                 1,218      10,669         0           0
   Other Classes                             184       1,634         0           0
Issued as reinvestment of
distributions
   Class A                                    16         158         0           0
   Class B                                    11         110         0           0
   Class C                                    21         217         0           0
   Other Classes                             107       1,099       131       1,370
Cost of shares redeemed
   Class A                                  (130)     (1,242)        0           0
   Class B                                   (78)       (779)        0           0
   Class C                                  (213)     (1,962)        0           0
   Other Classes                            (550)     (5,691)     (378)     (5,302)

Net increase (decrease) resulting from
   Fund share transactions                 8,276   $  78,943       (88)  $  (1,697)

                                                      Opportunity Fund                            Renaissance Fund
                                              Year Ended            Year Ended            Year Ended             Year Ended
                                              06/30/2001            06/30/2000            06/30/2001             06/30/2000
                                          Shares      Amount    Shares      Amount    Shares      Amount     Shares       Amount
Receipts for shares sold
   Class A                                 4,546   $ 103,959    19,248   $ 598,089    21,527   $ 395,773      5,445    $  80,275
   Class B                                   526      11,040       947      26,138    11,700     213,156      1,319       20,127
   Class C                                 2,586      48,446     2,788      75,799    18,848     335,957      7,060      105,254
   Other Classes                           4,509      86,054     1,615      43,857     3,925      72,817      1,060       16,366
Shares issued in reorganization
   Class A                                     0           0         0           0         0           0          0            0
   Class B                                     0           0         0           0         0           0          0            0
   Class C                                     0           0         0           0         0           0          0            0
   Other Classes                               0           0         0           0         0           0          0            0
Issued as reinvestment of distributions
   Class A                                   801      17,532       940      25,804       685      11,627      1,028       13,699
   Class B                                   318       5,753       118       2,792       322       5,322      1,554       20,292
   Class C                                 2,971      53,698     3,561      84,547     1,183      19,466      5,351       69,505
   Other Classes                             847      15,579       146       3,504        53         892         13          167
Cost of shares redeemed
   Class A                                (4,987)   (115,585)  (20,196)   (630,445)   (4,829)    (87,400)    (6,861)    (102,130)
   Class B                                  (221)     (4,165)      (42)     (1,136)   (1,306)    (22,716)    (3,766)     (54,590)
   Class C                                (3,998)    (75,963    (4,377)   (116,520)   (8,900)   (153,351)   (15,629)    (229,477)
   Other Classes                          (1,358)    (24,021)     (123)     (3,375)   (1,171)    (20,793)      (537)      (8,293)

Net increase (decrease) resulting from
   Fund share transactions                 6,540   $ 122,327     4,625   $ 109,054    42,037   $ 770,750     (3,963)   $ (68,805)

78 PIMCO Funds Annual Report | 6.30.01

                                                          Healthcare
                   Growth Fund                          Innovation Fund                           Innovation Fund
      Year Ended                Year Ended                 Year Ended                 Year Ended                 Year Ended
      06/30/2001                06/30/2000                 06/30/2001                 06/30/2001                 06/30/2000
 Shares       Amount       Shares        Amount       Shares        Amount       Shares        Amount       Shares        Amount
  3,933    $ 136,933       29,718   $ 1,093,441           66   $       597       16,204   $   834,625       37,533   $ 2,311,596
  2,423       74,718        2,612        87,164           44           401        8,655       436,140       16,067       996,786
  6,875      207,463       11,186       368,824           39           357       11,009       541,725       22,893     1,434,945
    789       19,512          848        28,507            0           970        1,977        96,581        1,434       101,426


      0            0            0             0            0             0            0             0            0             0
      0            0            0             0            0             0            0             0            0             0
      0            0            0             0            0             0            0             0            0             0
      0            0            0             0            0             0            0             0            0             0


    436       14,171          815        28,673            0             1        2,192       108,407        1,151        64,329
    447       12,783          722        22,706            0             1        2,787       130,414        1,549        83,032
  4,671      133,483       10,173       319,936            0             1        3,728       174,369        2,280       122,191
     79        2,277           87         2,784           12           124          259        12,945           74         4,194


 (3,851)    (129,782)     (30,636)   (1,127,925)          (4)          (34)     (12,331)     (562,029)     (27,586)   (1,630,787)
 (1,478)     (38,190)      (1,467)      (47,670)          (1)          (11)      (6,155)     (251,217)      (3,033)     (191,561)
(12,090)    (329,646)     (17,927)     (582,990)          (1)          (11)     (10,385)     (436,688)      (8,297)     (494,923)
   (396)     (10,917)        (231)       (7,712)           0             0       (1,415)      (56,665)        (440)      (27,531)



  1,838    $  92,805        5,900   $   185,738          155   $     2,396       16,525   $ 1,028,607       43,625   $ 2,773,697

                         Mid-Cap Fund
           Year Ended                   Year Ended
           06/30/2001                   06/30/2000
     Shares         Amount         Shares         Amount
      3,815    $    98,864          5,855    $   159,997
      1,266         31,168            426         11,044
      1,308         31,566            675         17,711
     17,531        469,615         26,358        658,921

          0              0              0              0
          0              0              0              0
          0              0              0              0
          0              0              0              0

      1,129         26,992             12            299
        879         20,352              2             51
      1,110         25,700              3             64
      9,390        227,225            124          3,081

     (3,516)       (93,920)        (6,196)      (166,620)
       (726)       (16,983)        (1,236)       (29,696)
       (839)       (20,226)        (2,208)       (52,980)
    (16,826)      (433,796)       (32,781)      (833,832)


     14,521    $   366,557         (8,966)   $  (231,960)

                     Select Growth Fund                                                  Select International Fund

             Year Ended                        Year Ended                        Year Ended                        Year Ended
             06/30/2001                        06/30/2000                        06/30/2001                        06/30/2000
      Shares           Amount           Shares           Amount           Shares           Amount           Shares           Amount

       1,077      $    25,723              331      $     7,523            4,828      $    25,043                0      $         0
         790           17,648               92            2,061               51              274                0                0
       1,277           28,798              176            4,052              330            1,803                0                0
         139            3,352              111            2,514            2,338           21,389              675           12,739

           0                0                0                0            1,219            6,127                0                0
           0                0                0                0            1,196            5,988                0                0
           0                0                0                0           10,816           54,100                0                0
           0                0                0                0            2,937           14,753                0                0

           3               58                0                0                0                0                0                0
           1               18                0                0                0                0                0                0
           1               33                0                0                0                0                0                0
           1               13                9              196              589            3,946               93            1,831

        (387)          (6,982)              (4)             (91)          (3,919)         (20,637                0                0
        (161)          (2,898)              (1)             (19)             (26)            (141)               0                0
        (308)          (5,806)              (1)             (21)            (521)          (2,725)               0                0
         (28)            (771)             (58)          (1,318)          (1,499)         (12,220)            (777)         (14,911)


       2,405      $    59,186              655      $    14,897           18,339      $    97,700               (9)     $      (341)


                         Small-Cap Value Fund                                                   Target Fund

             Year Ended                        Year Ended                        Year Ended                        Year Ended
             06/30/2001                        06/30/2000                        06/30/2001                        06/30/2000
      Shares           Amount           Shares           Amount           Shares           Amount           Shares           Amount

       5,377      $    89,956            8,600      $   121,717           12,589      $   331,361           81,921      $ 1,988,170
       1,148           19,417              615            8,724            7,613          189,672            4,633          117,373
       2,008           34,003            1,995           28,034           15,179          367,261           14,942          358,597
       3,085           53,473            2,520           35,796              739           16,311              697           18,905

           0                0                0                0                0                0                0                0
           0                0                0                0                0                0                0                0
           0                0                0                0                0                0                0                0
           0                0                0                0                0                0                0                0

         111            1,715              170            2,271            1,577           38,631              609           13,199
          52              796               61              820            1,430           31,591              405            8,050
          69            1,055               76            1,018            8,201          181,069            4,501           89,527
          61              955               83            1,121              144            3,531               41              874

      (5,696)         (92,401)          (7,422)        (103,087)          (9,384)        (233,299)         (82,333)      (2,000,798)
        (912)         (14,548)          (2,870)         (39,789)          (2,623)         (53,673)          (1,993)         (44,428)
      (1,236)         (20,022)          (4,245)         (59,121)         (12,478)        (274,379)         (16,220)        (364,130)
      (2,666)         (44,718)          (4,416)         (61,965)            (120)          (2,812)            (315)          (8,277)


       1,401      $    29,681           (4,833)     $   (64,461)          22,867      $   595,264            6,888      $   177,062


                                          6.30.01 | PIMCO Funds Annual Report 79

June 30, 2001

8. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                  Tax-Efficient Equity Fund                          Value Fund
                                          ----------------------------------------    ------------------------------------------
                                              Year Ended            Year Ended            Year Ended             Year Ended
                                              06/30/2001            06/30/2000            06/30/2001             06/30/2000
                                          Shares      Amount    Shares      Amount    Shares      Amount     Shares       Amount
Receipts for shares sold
   Class A                                   191    $  2,125       359    $  4,162     3,348    $ 48,610      2,019     $ 25,447
   Class B                                   346       3,831       609       6,968     1,906      28,340        587        7,075
   Class C                                   494       5,489       724       8,329     2,908      42,665      1,395       17,510
   Other Classes                             505       5,588     1,895      21,651     4,344      65,796      3,854       48,653
Shares issued in reorganization
   Class A                                     0           0         0           0         0           0         17          172
   Class B                                     0           0         0           0         0           0         65          654
   Class C                                     0           0         0           0         0           0         55          547
   Other Classes                               0           0         0           0         0           0          0            0
Issued as reinvestment of distributions
   Class A                                     0           0         0           0        10         141        322        3,697
   Class B                                     0           0         0           0         6          80        460        5,252
   Class C                                     0           0         0           0        15         203      1,041       11,896
   Other Classes                               0           0         0           0        43         595      1,662       19,121
Cost of shares redeemed
   Class A                                  (278)     (3,157)     (172)     (2,015)   (2,156)    (30,185)    (2,137)     (26,888)
   Class B                                  (291)     (3,147)     (268)     (3,114)     (553)     (7,756)    (1,123)     (13,452)
   Class C                                  (451)     (4,916)     (359)     (4,181)   (1,403)    (19,713)    (3,041)     (37,639)
   Other Classes                            (656)     (7,336)     (541)     (6,229)   (3,189)    (44,285)    (5,733)     (64,901)

Net increase (decrease) resulting from
   Fund share transactions                  (140)   $ (1,523)    2,247    $ 25,571     5,279    $ 84,491       (557)    $ (2,856)

80 PIMCO Funds Annual Report | 6.30.01

PIMCO Report of Independent Accountants A, B, and C Classes

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Global Innovation Fund, Growth & Income Fund, Growth Fund, Healthcare Innovation Fund, Innovation Fund, Mid-Cap Fund, Opportunity Fund, Renaissance Fund, Select Growth Fund, Select International Fund, Small-Cap Value Fund, Target Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2001

                                          6.30.01 | PIMCO Funds Annual Report 81

PIMCO Federal Income Tax Information A, B, and C Classes (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2001) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2001 which qualify for the corporate dividend-received deduction are as follows:

Capital Appreciation                                            57.94%
Growth & Income Fund                                             3.02%
Healthcare Innovation Fund                                       1.91%
Innovation Fund                                                  0.16%
Mid-Cap Fund                                                    34.96%
Opportunity Fund                                                 1.66%
Renaissance Fund                                                11.11%
Small-Cap Value Fund                                           100.00%
Target Fund                                                      5.12%
Value Fund                                                      10.67%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2001, were in the amounts as follows:

                                                    Per Share        Per Share
                                                    Long-Term       Short-Term
                                                Capital Gains    Capital Gains

Capital Appreciation Fund                             3.61789          4.36444
Global Innovation Fund                                     --          0.02559
Growth & Income Fund                                  0.83029          2.79571
Growth Fund                                           2.34675               --
Healthcare Innovation Fund                                 --          1.28084
Innovation Fund                                       4.36427          1.98779
Mid-Cap Fund                                          2.97249          5.82099
Opportunity Fund                                      0.55256          4.52382
Renaissance Fund                                           --          1.12938
Select International Fund                             3.72238          6.86495
Target Fund                                           1.68629          2.34704

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2002, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.

82 PIMCO Funds Annual Report | 6.30.01

                     (This Page Intentionally Left Blank)

PIMCO Funds Multi-Manager Series

--------------------------------------------------------------------------------
Manager                  PIMCO Advisors L.P., 888 San Clemente, Suite 100,
                         Newport Beach, CA 92660

--------------------------------------------------------------------------------
Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902

--------------------------------------------------------------------------------
Custodian                State Street Bank & Trust Co., 801 Pennsylvania,
                         Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder              PFPC Global Fund Services, Inc., P.O. Box 9688,
Servicing Agent and      Providence, RI 02940-9688
Transfer Agent

--------------------------------------------------------------------------------
Independent              PricewaterhouseCoopers LLP, 203 N. LaSalle Street,
Accountant               Chicago, IL 60601

--------------------------------------------------------------------------------
Legal Counsel            Ropes & Gray, One International Place, Boston, MA 02110

--------------------------------------------------------------------------------
For Account              For PIMCO Funds account information contact your
Information              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call
                         1-800-426-0107. Telephone representatives are available
                         Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

HOW TO CONTACT US For information regarding your investment contact your financial advisor, or call:

Shareholder Services
1-800-426-0107

For general information:
1-888-87-PIMCO

PIMCO Funds Online
www.pimcofunds.com

Access Staff
Editor
Ruth Straughn

Design
Wendy Berge


What do you think?
To provide feedback on access, e-mail
us at: accessmag@pimcofunds.com.
Or write to: PIMCO Funds, 2187 Atlantic
Street, Stamford, CT 06902, Attention:
Access Editor.

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors L.P. (PIMCO). PIMCO manages over $270 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world's leading financial services providers.

Stock Funds                             Bond Funds
-------------------------------         -------------------------------------
Growth                                  Short Duration
Growth Fund                             Short-Term Fund
Select Growth Fund                      Low Duration Fund
Target Fund
Opportunity Fund                        Intermediate Duration
                                        Total Return Fund
Blend
Growth & Income Fund                    Long Duration
Capital Appreciation Fund               Long-Term U.S. Government Fund
Mid-Cap Fund
                                        International
Value                                   Global Bond Fund II
Renaissance Fund                        Foreign Bond Fund
Value Fund                              Emerging Markets Bond Fund
Small-Cap Value Fund
                                        High Yield
Enhanced Index                          High Yield Fund
Tax-Efficient Equity Fund
StocksPLUS Fund                         Mortgage-Backed
                                        GNMA Fund
International                           Total Return Mortgage Fund
Select International Fund
                                        Inflation-Indexed
Sector-Related                          Real Return Fund
Innovation Fund
Global Innovation Fund                  Convertible
Healthcare Innovation Fund              Convertible Fund

                                        Tax-Exempt
Stock and Bond Funds                    Municipal Bond Fund
---------------------------------       CA Interm. Municipal Bond Fund
Strategic Balanced Fund                 NY Municipal Bond Fund
Asset Allocation Series                 CA Municipal Bond Fund
   90/10 Portfolio
   60/40 Portfolio
   30/70 Portfolio


(C) 2001 PIMCO Funds Distributors, LLC

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. Although carefully verified, data is not guaranteed as to accuracy or completeness. PIMCO Funds can not be held responsible for any loss incurred by applying any information in this publication.

[GRAPHIC]
Stop the Clutter.

Now you can get shareholder reports and more--online.
PIMCO Funds is pleased to announce that you can now receive your shareholder communications online. This new service, called eDelivery, lets you access annual and semiannual reports, prospectuses and proxy statements through the Internet, eliminating the paper mailings you've received from us in the past.

Sign up today. It's fast and easy.
To sign up, just go to www.pimcofunds.com/edelivery and complete the short enrollment form. Your participation in eDelivery will begin in the quarter you enroll.

For more information on this valuable new service, turn to page 4 in this magazine.

                                                                      PZ004.7/01

--------------------------------------------------------------------------------
                               www.pimco funds.com
--------------------------------------------------------------------------------

[LOGO]PIMCO FUNDS

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

A Quarterly Publication from PIMCO Funds                             SUMMER 2001

                               When the Economy
                               Turns the Corner

                               Will Value Stocks Continue to Shine?
                                                             Page 2

4Click with your|5Bond experts provide|8Growth pros         |Inside: PIMCO Funds
 fund manager   | an economic roadmap | anticipate a rebound|Annual Report D

                                                               [LOGO]PIMCO FUNDS

                                                            Access to
                                                            the highest standard

                                       The economy slumped. Value stocks surged.

                                 What's next?

Some are calling it a "recession," others merely a "slowdown." Anyway you look at it, the U.S. economy has been in a slump. And while this climate has been bad news for the stock market in general and technology in particular, not every stock fund has suffered. In fact, value funds--those that seek stocks trading at depressed prices--have actually thrived in this environment. That's because equity investors have become far more price-conscious since the market began its slide in the first quarter of 2000.

A TIME FOR VALUE

In fact, the Russell 3000 Value Index--a benchmark that is considered to represent value stocks as a whole--rose 6.91% from March 2000 through June 2001. Compare that to -17.09% for the S&P 500 and -52.75% for the NASDAQ over that same time period. That's great news if you were a value investor during that time. But what if you weren't? Do value funds still hold promise in the months ahead? A look at the past performance of value stocks indicates that they do, especially if you consider PIMCO's view about the direction of the economy.

HOW SLOW WILL WE GO?

The question of whether or not the U.S. is in the midst of an economic recession has been much debated in recent months. The text book definition of a recession is two consecutive quarters of declining real GDP. But by many accounts, that's too simplistic. In fact, the National Bureau of Economic Research (NBER)--the organization that officially tracks the peaks and troughs of the U.S. economic cycle--considers a number of other factors instead. It defines a recession as "a period of significant decline in total output, income, employment and trade, usually lasting from six months to a year, and marked by widespread contractions in many sectors of the economy."

PIMCO's economic experts believe that's what we're experiencing now. "We're seeing all of the hallmarks of a traditional recession," states Bill Gross, PIMCO's co-founder and chief bond manager, citing "sharply falling profits, distorted wealth and an easing Fed." Gross further predicts an anemic recovery, which he believes will kick in sometime in the third quarter of this year. If we are in a recession, we won't know it officially for some time. It's usually several months after a recession starts or stops that the NBER announces its conclusions.

A BRIGHT SPOT

If a recession is in fact taking place, value funds could provide investors with a stronghold. While past

How Long Do Recessions Last?

Recent Recessions                                      Duration
--------------------------------------------------------------------------------
July 1990-March 1991                                    8 months
July 1981-November 1982                                16 months
January 1980-July 1980                                  6 months
Average Recession: 1945 to present                     11 months

Source: National Bureau of Economic Research.

Past performance is no guarantee of future results. The indexes mentioned in this article are unmanaged indexes and it is not possible to invest directly in them. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. Returns of indexes and those shown in the chart are not indicative of the past or future performance of any PIMCO Fund. All data is as of 6/30/01. Returns quoted are for Class A shares, which have a maximum initial sales charge of 5.5%.

2 access | Summer 2001
performance is never a guarantee of future results, value stocks have typically fared well in a post-recession environment. There have been three U.S. recessions in the past twenty-five years. In each case, value stocks significantly outperformed the overall stock market (as represented by the S&P 500 Index) in the twelve months following the end of the recession.

   "Most value stocks are cyclical," explains John Schneider, a 14-year value veteran and manager of PIMCO Renaissance and Value Funds. "When the economy starts to expand coming out of a recession, these companies are among the first to benefit from increased demand and rising prices." That can lead to wider profit margins and dramatic earnings growth for cyclical companies.

SINK OR SWIM

Of course, not all value stocks will benefit. "A rising tide won't lift a sinking boat," Schneider remarks.

That's why selectivity is key. To boost his odds for a positive return, Schneider only invests in value stocks with catalysts for change. "We look for one or more factors that could propel a stock's price upward." Catalysts can be anything from management changes to the failure of a competitor to regulatory changes within an industry. It's a strategy that has served the manager well--both of his funds returned more than 38% for the one-year period ended 6/30/01.

REALITY CHECK

Keep in mind that no one can foretell with any certainty what the economy or value stocks hold in store. And many experts are predicting a challenging equity market ahead.

   The key to navigating this new investment era may be diversification. With that in mind, a value fund could be a smart investment regardless of the economy--especially if your equity portfolio is growth or tech-heavy. That's because value and growth stocks tend to outperform at different times. So owning both can help diversify your holdings. To decide if a value fund may be right for you, talk to your financial advisor. He or she can help you evaluate a potential investment in the context of your personal financial plan.

[PHOTO]
Value Pro John Schneider


John Schneider up close

To learn more about John Schneider, download Bringing Value to Light, an in-depth manager profile. Just follow these steps from our Home page, www.pimcofunds.com:
  1. Click on "Fund Information"
  2. Select "Renaissance Fund"
  3. Click on the "Literature" tab
  4. Under Manager Profiles, select "John Schneider Profile."

Value Has Outperformed Following Past Recessions

Value stocks outperformed the S&P 500 by a substantial margin in the 12 month period following the end of each of the last three U.S. recessions. Source:
Weisenberger.

                                    [CHART]

                                   Value       S&P 500
                                   Stocks       Index

                   4/91-3/92       12.09%       7.59%
                   12/82-11/83     32.45%      20.12%
                   8/80-7/81       16.40%       7.60%

Past performance is no guarantee of future results. For the 1-, 5- & 10 year periods, Renaissance A was 38.39%, 22.34% and 19.13% at NAV and 30.77%, 20.97% and 18.46% at MOP, respectively. For the 1-, 5-year and since inception periods, Value A was 42.61%, 17.27% and 16.31% at NAV and 34.77%, 15.95% and 15.62% at
MOP, respectively. Excluding the 1-year returns, these returns represent the blended performance of Value Fund's retail shares (Class A, B or C) and the prior performance of the Fund's Institutional shares, adjusted to reflect retail share current sales charges and different operating expenses. Retail shares were first offered in 1/97, after the Fund's 12/91 inception. Class A shares for Renaissance Fund commenced operation in 2/91, after its 4/88 inception. Total return for the 10-year period (period beginning before the inception of Class A shares) reflects the total return for Renaissance Fund's oldest class of shares (Class C), adjusted to reflect any current sales charges and any different operating expenses associated with Class A shares. Had this return been adjusted to reflect the different sales charges but without regard to lower operating expenses of Class A shares, it would have been lower: 18.46%.

                                                          Summer 2001 | access 3

O online update

                          Keep Up With Our Managers
                          at www.pimcofunds.com

[PHOTO]

[PHOTO]

MANAGERS IN THE MEDIA

PIMCO Funds portfolio managers--like Bill Gross and Dennis McKechnie, pictured above--are frequently sought after by the national and international media to help sort out what's happening in the financial markets. Our managers are regular guests on television networks like CNBC, CNNfn, Bloomberg and public television. You'll find listings of upcoming guest spots on our Web site, and now you can view TV appearances online too!

    Look for the latest video clips on the PIMCO Funds Home page. Or check for recent appearances listed under specific funds by following these directions:

    . Click on "Fund Information" on our Home page (www.pimcofunds.com) . Select the appropriate PIMCO Fund
    . Click on the "Media Highlights" tab.

PIMCO Funds Online offers plenty of other ways to find out what our managers have to say:

DAILY MANAGER COMMENTARY

End-of-day reports from PIMCO's fund managers covering everything from economic outlooks, to investment strategies to breaking news analysis.

MONTHLY NEWSLETTERS

Whether it's the technology sector, the bond market or the Fed, PIMCO's fund managers analyze what's moving the financial markets through a range of newsletters, including:

Innovation Newsletter

Dennis McKechnie, portfolio manager of PIMCO Innovation, Global Innovation and Healthcare Innovation Funds, provides commentary about what's going on in the technology sector.

Investment Outlook

Bill Gross, PIMCO's renowned bond chief and manager of PIMCO Total Return Fund, offers his insights on the bond market and the economy.

Fed Focus

PIMCO Short-Term Fund portfolio manager and veteran Fed-watcher, Paul McCulley dissects the Fed and gives the big economic picture.

Raising Value

Veteran value investor John Schneider, manager of PIMCO Renaissance and Value Funds, reveals where he sees opportunity in today's stock market.

Emerging Markets Watch

Mohamed El-Erian, manager of PIMCO Emerging Markets Bond Fund and former Deputy Director of the IMF, offers a regular look at the emerging market economies and the implications for foreign bond investors.

Articles contain the current opinions of the managers and do not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice.

4 access | Summer 2001

PIMCO's Economic Think-Tank:

The 2001 Secular Forum

When the PIMCO bond team assembles with leading experts from various fields for the annual PIMCO Secular Forum, their goal is clear: develop a long-term outlook for the global economy to use as a blueprint for structuring bond portfolios.

The Road Ahead

Looking ahead, the Forum identified the following key trends for growth and inflation.

GLOBAL GROWTH TO SLOW

PIMCO expects growth in the U.S. to slow to about 2% annually over the next few years, compared to the better than 4% pace since 1997. Productivity gains in the U.S. appear to have peaked and will revert closer to historical averages, producing a chain reaction of lower corporate profits, reduced investment, pressure on equity valuations and weaker growth. Overextended consumers will respond by saving more, creating an added drag on the economy.

   Growth in Europe, which has been below U.S. levels, should at least match the U.S. over the next three years. Europe is not weighed down with U.S.-style investment and consumption bubbles, and its growth will be supported by robust IT spending. Japan will contribute little to global growth over the next several years due to its weak banks, low consumer confidence and mounting public debt.

GLOBAL INFLATION AT 1-3 PERCENT

Weaker growth in the U.S. and worldwide should prolong the secular disinflationary trend, leaving inflation in the 1-3% range. The euro should strengthen against the dollar, helping keep Europe's inflation below the U.S., as more European capital stays home amid slower growth in the U.S. Temporary productivity gains from increased IT spending will also restrain European inflation.

The Weakest Link

As Bill Gross, borrowing from the popular TV show, puts it, there are a number of "weak links" plaguing the global economy. The candidates for the weakest are as follows.

SLOWING U.S. PRODUCTIVITY GROWTH

In the U.S., misguided faith in endless productivity advances and rapid earnings growth helped create the stock market, investment and consumption bubbles of the last several years. The chart below, however, tells the true story. It shows the disparity between "labor" and "total factor" productivity (TFP).

Labor productivity has increased significantly since the mid-1990s, and corporate profits along with it, as greater IT spending resulted in capital deepening; that is, more capital employed per worker. But that's not the whole picture. TFP, which measures the efficiency with which both labor and machines are used, hardly budged over the same period. This means that productivity and profits were up because we bought more, but not necessarily more productive, machines.

   Growth in labor productivity, already showing signs of a slowdown, will likely cool over the next few years as heightened risk aversion among lenders, venture capitalists and IPO investors makes further capital deepening far more costly. The heavy burden of corporate

                                                          Continued on next page

The Productivity Miracle Exposed

There is a pronounced disparity between "labor" and "total factor" productivity. This chart shows the percentage change from a year ago, smoothed.

                                    [CHART]

The line graph inserted at the bottom of page 5 in the section "SLOWING U.S. PRODUCTIVITY GROWTH" is entitled "The Productivity Miracle Exposed" and illustrates the disparity between "labor" and "total factor" productivity". The graph shows one line representing the labor productivity(%) over the period from beg-1987 through mid-2001.

Source: Morgan Stanley Dean Witter.

                                                          Summer 2001 | access 5

Continued from page 5

debt amassed to finance the last investment boom will limit the exuberance of any recovery in investment spending.

EXPORT/IMPORT IMBALANCES

There is a huge pool of potential consumers in developing nations such as China, India and Mexico. But these countries' internal policies are geared toward export growth, not stimulating domestic demand. In addition, these nations don't have the kind of financing options that spur consumption in developed nations. The result of weak ties between emerging economies and the developed world's savers is a drag on global growth.

FAULTY FINANCIAL TRANSMISSION

Fed control over domestic financial conditions and interest rates has weakened. Many agencies, like FNMA, as well as finance companies and institutional pension funds now have influence over the economy. This makes it more difficult for the Fed to manage risk and increases the chance of a fiasco such as 1998's Long Term Capital Management. The result will be more nervous investors, hence more volatile interest rates and credit spreads.

The PIMCO bond team at your fingertips

For analysis of economic trends and their effect on the bond markets, visit the PIMCO Funds Bond Center at www.pimcofunds.com.

THE CULT OF THE BUDGET SURPLUS

Fiscal tightening in the U.S. and Europe has contributed to the global slowdown by removing the influence of government spending and making room for more private sector debt. This debt financed the collapsed investment boom. Fortunately, expected tax cuts in the U.S. and Europe, combined with lower tax receipts amid slower growth, will loosen these fiscal restraints over the next several years.

JAPAN AND EMERGING MARKETS

Japan's anemic economy needs more aggressive monetary stimulus as well as structural reform, especially in its banking sector. While emerging economies have strengthened in the last few years, potential disasters await in Turkey and Argentina. Slowing growth in developed economies will make it harder to limit damage from these trouble spots.

   And which of these is the WEAKEST LINK? PIMCO's candidate is U.S. productivity--the greatest influence on the global economy's rise in the late '90s, and the greatest threat going forward.

Secular Forum Investment Conclusions

Here are a few investment conclusions from this year's Forum and some of the PIMCO bond funds that could perform well based on each projection. Speak to your financial advisor to determine which of these funds might be right for your portfolio.

Conclusion                                                                         Funds to Consider
-----------------------------------------------------------------------------------------------------------------------
Bias Toward Quality                                                                PIMCO Total Return Mortgage
For now, PIMCO remains committed to higher quality investments. Mortgages in       PIMCO GNMA Fund
particular will play a key strategic role with their attractive relative           PIMCO High Yield Fund
yields and minimal credit risk. Weak growth will translate into low corporate      PIMCO Emerging Markets Bond Fund
profits in the U.S and Europe, but opportunities for high yield and corporate bonds should pick up in 2002 and beyond.
-----------------------------------------------------------------------------------------------------------------------
Range-Bound Interest Rates                                                         PIMCO Total Return Fund
Interest rates should be range-bound but volatile, especially in the U.S.          PIMCO GNMA Fund
Ten-year Treasuries, now at 5%, should move between 4% and 6% from now until
2005. Rates in Europe could average 50 to 100 basis points less than the
U.S. due to lower Eurozone inflation, a stronger currency and the ECB's focus on stemming inflation rather than expediting growth.
-----------------------------------------------------------------------------------------------------------------------
Modest Stock and Bond Returns                                                      PIMCO Total Return Fund
Slow growth and still-lofty valuations will hinder equity performance while relatively low interest rates will limit bonds. Investors should adjust to a period of diminished expectations relative to the late 1990s.
-----------------------------------------------------------------------------------------------------------------------
Steepening Yield Curve                                                             PIMCO Total Return Fund
PIMCO forecasts greater yield volatility, which means a steepening bias to         PIMCO Short-Term Fund
the yield curve.                                                                   PIMCO Low Duration Fund
-----------------------------------------------------------------------------------------------------------------------
Watchful on Emerging Markets                                                       PIMCO Emerging Markets Bond Fund
Emerging markets bonds should become increasingly attractive. Going forward,
PIMCO intends to purchase them opportunistically.

6 access | Summer 2001

Q quick takes

What's happening at PIMCO? Read on for the latest news from PIMCO Funds, including media highlights, fund updates, company announcements and more.

TOTAL RETURN--THE NATION'S BEST-SELLING FUND

PIMCO Total Return, the nation's largest bond fund, is also its bestselling fund overall so far in 2001 (Strategic Insight 06/01). This achievement, "ending an 11-year streak in which a stock portfolio had led the pack of best-selling funds," was the focus of numerous articles in the financial press during the second quarter, including a June 4th feature in The Wall Street Journal titled "Boring but Beautiful: Bond Funds Are on a Roll."

[GRAPHIC]

POST-BUBBLE DISORDER

That's how PIMCO Managing Director Paul McCulley describes the economic environment in 2001. A number of publications carried his commentary during the second quarter, including a Financial Times article from May 24, titled "Post Bubble Disorders." He also appeared in BusinessWeek and on CNBC and CNN.

[GRAPHIC]

BOND GURU

This label is not a new one for PIMCO Total Return Fund manager, Bill Gross. An April 30th article in U.S News & World Report, "Bond guru: It's ugly out there, so stick with quality," turned to Mr. Gross for his thoughts on the economy, the Fed, interest rates, and where to invest within the fixed-income marketplace.

WHERE TO TURN IN TECH

PIMCO Innovation Fund manager Dennis McKechnie continues to be a sought-after resource for investing in the technology sector. In a May 28th article in Time magazine, "They're Buying Tech--Should You?," Mr. McKechnie discussed his thoughts on what to invest in and avoid within this volatile sector. He also was the focus of a Bloomberg Money Manager Q&A that highlighted his technology background--"[he] is as handy with networking equipment as he is with price-to-earnings ratios."

WSJ AND BARRON'S CHANGE FUND LISTING CRITERIA

If you're perusing the mutual fund tables in the Wall Street Journal, New York Times or Barron's and no longer find a PIMCO Fund listed--don't worry! The publications recently decided to reduce the number of mutual fund prices they publish. Now, only funds with $50 million or more in assets are listed. With over 12,000 active mutual funds in the U.S. marketplace, it's easy to understand why they can't print them all! Remember, daily pricing for all PIMCO Funds is always available through our Web site, www.pimcofunds.com. Or, you can contact your financial advisor.

Keep current at www.pimocofunds.com

To get the latest updates from PIMCO, be sure to check out the News column on our Home page. There, we'll post breaking PIMCO news, including any important announcements related to your investment.

Articles contain the current opinions of the managers and do not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice.

                                                          Summer 2001 | access 7

Driving Growth

Ken Corba is the Chief Investment Officer of PIMCO Equity Advisors and portfolio manager of PIMCO Growth, Select Growth and Growth & Income Funds. Jeff Parker is the portfolio manager of PIMCO Target Fund. Dennis McKechnie is the portfolio manager of PIMCO Innovation, Global Innovation and Healthcare Innovation Funds. We recently spoke with them about their outlook for growth stocks and the financial markets.

[PHOTO]
Ken Corba

[PHOTO]
Jeff Parker

[PHOTO]
Dennis McKechnie

Q What are your thoughts on the current state of the stock market and growth investing?

Ken: The stock market has been in a malaise for much of the second quarter, with no discernible or sustainable trends. Despite the uncertainty and volatility, we are optimistic about the economy and stock market for several reasons. For example, we think the recent behavior of retail stocks is an indicator of a positive macroeconomic outlook. During the first half of 2000, retail stocks declined in advance of the economic slowdown. Yet during the first half of 2001 they performed well. We think investors have clearly priced in a short and shallow downturn for the American economy followed by a reasonable recovery.

Jeff: Yes, this has been a difficult stock market. Many investors had anticipated a brief economic downturn, followed by a strong and quick rebound fueled by aggressive Fed rate cuts. Investors believed that the hardest hit stocks--most of which had already experienced deteriorating fundamentals--would see the strongest and quickest recovery. However, in the last several weeks, investors have come to realize that the economy may not rebound as quickly as anticipated. Many companies are announcing their second and third rounds of downward earnings estimate revisions, and it's becoming clear that the economic recovery will not be v-shaped. As a result, we're continuing to focus on companies with strong fundamentals.

Dennis: The growth market's recent movement has been fairly logical, given the fact that the economy is currently sandwiched in between its recent past-- economic weakness that led to aggressive rate cuts--and its not-too-distant future--the impact of those rate cuts. Looking ahead, we believe that the impact of those rate cuts will be both positive and significant.

Q In particular, what are your thoughts on technology?

Dennis: In surveying the entire technology landscape, we believe that roughly 15% of tech companies have "turned the corner" toward improving business conditions, but that 85% still have some softening ahead. That said, in our view the 15% number is likely to go up as the year goes on, signaling that the worst is behind us. By year end, more than

8 access | Summer 2001

Three top PIMCO growth fund managers find reason to stay the course.

half of the tech companies should have turned the corner. We are doing our best to populate our portfolios with companies that have either turned the corner, or are likely to do so in the near future. Keep in mind that as the economy has decelerated over the past 18 months, so have tech sales. Compounding this effect is the fact that tech companies have experienced difficult operating leverage. And investors have compressed the P/E's that they are willing to pay for the resulting earnings. As difficult as that has made the market for tech investing, when the economy starts to pick up, all three of these effects are likely to reverse--and with significant force, like the uncoiling of a loaded spring.
This cyclicality has always existed for tech, but the resulting volatility and risk tend to be compensated for with strong long-term performance.

Ken: Technology continues to be the single largest sector in the S&P 500 Index, and should therefore be a part of virtually every growth investor's portfolio. But having said that, it's important for investors to focus on quality and valuations. In our portfolios, we continue to focus on "blue chip" tech names that we have confidence will be around ten, twenty years from now.

Jeff: From a long-term standpoint, technology will definitely be a big part of the growth opportunities available to investors in the coming years, as its growth should outpace the overall economy. However, stock selection will be key, as we anticipate significant changes and the emergence of new leaders in the tech sector.

Q Where do you see the greatest opportunities in growth investing in terms of market capitalization?

Ken: Historically, small to mid-cap growth companies have performed better coming out of an economic slowdown, and we have no reason to believe it will be any different this time around.

Jeff: I agree that there are currently some great growth opportunities in smaller-capitalization stocks--especially in the mid-cap space. That's because mid-cap companies tend to have proven track records, more seasoned management teams and better-developed business models--along with greater liquidity than small-cap stocks, which makes them less volatile. Because of these characteristics, we think that after the past eighteen months of volatility, investors will show a preference for mid-cap stocks.

Stay in the know with PIMCO funds online

For ongoing commentary from PIMCO's growth fund managers, be sure to visit www.pimcofunds.com, and check the Manager Comentary tab of your fund's profile in the Fund Information section.

Q What kind of advice would you give investors in such a difficult market environment?

Ken: The last couple of years have been painful for investors. However, we've all learned a valuable lesson about the importance of diversification. Don't try to outguess the market. Just be well-diversified and you should be able to ride out any volatility.

Jeff: We believe investors should continue to focus on quality, and gravitate towards companies that exhibit consistent earnings growth. Over a full market cycle, we think patient investors with an eye on quality will be rewarded with returns that should exceed the overall market.

Dennis: As I said, growth investing in general and tech investing in particular is fraught with significant volatility. However, it has provided investors with exceptional long-term performance, and should continue to do so once we get through this rough patch. Stay invested, as "market timers" risk being there for the rough ride but may miss the rebound.

Past performance is no guarantee of future results. This article contains the current opinions of the managers and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. See each fund profile for more information on the Funds that each manages, including more complete disclosures.

                                                          Summer 2001 | access 9

[PHOTO]
Bill Gross and the PIMCO bond team.

Morningstar's only two-time Manager of the Year.

Morningstar named Bill Gross and the PIMCO bond team Fixed Income Fund Manager of the Year for 2000--the second time PIMCO has won the honor. In fact, Gross and his colleagues are the only manager in any category to earn the award twice.

You can access this expertise through PIMCO's acclaimed bond funds, including PIMCO Total Return Fund--America's largest bond fund. Contact your financial advisor for details.

PIMCO Funds Distributors                                       [LOGO]PIMCO FUNDS
A company of the Allianz Group

JUNE 30, 2001



                                Annual Report






Multi-Manager Series

Share Class

  D

BLEND FUNDS
Capital Appreciation Fund
Growth & Income Fund
Mid-Cap Fund

SECTOR-RELATED FUNDS
Global Innovation Fund
Healthcare Innovation Fund
Innovation Fund

GROWTH FUNDS
Growth Fund
Select Growth Fund
Target Fund

VALUE FUNDS
Renaissance Fund
Value Fund

INTERNATIONAL FUNDS
Select International Fund

ENHANCED INDEX FUNDS
Tax-Efficient Equity Fund

                                                               [LOGO]PIMCO FUNDS

Table of Contents

President's Letter........................................................... 3

Fund Summaries.............................................................4-29

Schedules of Investments..................................................31-49

                                          Fund                     Schedule of
Fund                                      Summary                  Investments

Capital Appreciation Fund ......................4 ..........................31
Global Innovation Fund .........................6 ..........................33
Growth & Income Fund ...........................8 ..........................34
Growth Fund ...................................10 ..........................35
Healthcare Innovation Fund ....................12 ..........................36
Innovation Fund ...............................14 ..........................37
Mid-Cap Fund ..................................16 ..........................38
Renaissance Fund ..............................18 ..........................39
Select Growth Fund ............................20 ..........................40
Select International Fund .....................22 ..........................41
Target Fund ...................................24 ..........................44
Tax-Efficient Equity Fund .....................26 ..........................46
Value Fund ....................................28 ..........................49

Financial Highlights ....................................................50-51

Statements of Assets and Liabilities ....................................52-53

Statements of Operations ................................................54-55

Statements of Changes in Net Assets .....................................56-59

Notes to Financial Statements ...........................................60-65

[PHOTO]

Dear Fellow Shareholder:

The past year has been a challenging time for equity investors. Since June 2000, the tech-heavy NASDAQ has been virtually sliced in half. And the broader market, as represented by the S&P 500, has lost more than 14%.

With growth stocks comprising the majority of these indexes, it's not surprising that the performance of PIMCO's growth-oriented stock funds has reflected this volatility. I'd like to reassure you, however, that the long-term prospects for these funds remain bright. Few experts doubt that given time, growth stocks will eventually regain their lost ground. And PIMCO continues to believe that growth sectors like technology and healthcare--while prone to substantial volatility--harbor some of the market's most promising long-term opportunities.

Of course, even a market as difficult as this one has its strong points. As the bear market punished many stock prices too harshly, new doors opened for value investors. I am especially pleased to report that our value funds--PIMCO Renaissance and PIMCO Value--each returned more than 35% for the one-year period ended June 30, 2001.

The disparate performance of growth and value stocks over the past year only reinforces the case for a diversified portfolio. Bear markets are inevitable. And the ensuing recoveries are impossible to time. Without doubt, the best way to minimize volatility while ensuring you participate in the upswing is by implementing an asset allocation strategy--and by having the discipline to stick to your financial plan.

As always, I encourage you to read the fund information and commentaries on the following pages carefully. If you have any questions, contact your financial advisor or call us at 1-800-426-0107. And be sure to visit our Web site at www.pimcofunds.com.

Thank you once again for the trust you've placed in us.

Sincerely

/s/ Stephen Treadway

Stephen Treadway
President

For detailed information on the above-mentioned funds, including performance, see pages 18 and 28 of this report.

                                                     PIMCO Funds Annual Report 3

A BLEND FUND


PIMCO Capital Appreciation Fund

OBJECTIVE:
Growth of capital.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES
IN THE PORTFOLIO:
98 (not including short-term instruments)

FUND INCEPTION DATE:
3/8/91

TOTAL NET ASSETS:
$745.5 million

PORTFOLIO MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus


[PHOTO]
David Breed
Co-Manager

Mr. Breed is Manager Director, Chief Investment Officer and CEO of PIMCO's Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.


[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

Fund substantially outperformed its benchmark and peers

PIMCO Capital Appreciation Fund's "growth-at-a-reasonable-price" approach proved effective in moderating the volatility that dominated the market this past year. We are pleased to report that the Fund outperformed both its benchmark and its peers for the one-year period ended June 30, 2001. Although the Fund's Class D shares posted a loss of 9.18%, its returns compared favorably to the 14.83% and 15.62% declines of the S&P 500 Index and Lipper Large-Cap Core Fund Average.

Financial services and consumer discretionary holdings aided performance

One of the key contributors to the Fund's success was the consistent positive performance of its financial services holdings. Spurred on by continuous Fed rate cuts as well as a steady housing boom, mortgage and insurance companies performed exceptionally well. In the first half of the year, mortgage companies such as Fannie Mae--a government-sponsored company that buys back mortgages from banks and then resells them in pools to investors--boasted high returns. Later in the period, insurance companies became the sector leaders. The Fund's investments in the consumer discretionary sector also yielded positive returns. And, multi-faceted companies such as AOL Time Warner contributed positively to the portfolio.

"We believe the portfolio is well-positioned for when investors once again reward companies with solid fundamentals."

                                   David Breed

Results in other sectors reflected market volatility

The energy sector performed with mixed results this past year. In the first three quarters of the period, investments in the energy sector contributed heavily to the Fund's performance, buoyed by rising oil prices and the supply/demand imbalance in the natural gas market. However, as energy prices started to drop in the second quarter of 2001, the energy sector disappointed. Other sectors such as technology and healthcare struggled throughout the year. Investors punished these stocks for their high valuations. An onslaught of earnings disappointments, mostly from tech companies, only worsened matters in the past quarter. Fortunately, we were able to minimize losses in these areas relative to our benchmark through selective selling.

Fund will continue to invest in companies with robust earnings prospects

Going forward, the Fund will continue to follow its fundamental strategy of investing in companies with rising earnings. We believe the stock market will recover, but do not expect a turnaround to be imminent. Although cautiously optimistic about the market, we are extremely confident that the Fund's philosophy of owning reasonably-priced companies with strong fundamentals will be rewarded in the long run.

4 PIMCO Funds Annual Report | 6.30.01

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                    1 year       3 year       5 year       10 year      Inception
                                                                                                        (3/8/91)
PIMCO Capital Appreciation Fund D Shares             -9.18%       7.12%        16.34%       17.04%       16.31%
S&P 500 Index                                       -14.83%       3.89%        14.48%       15.10%          --
Lipper Large-Cap Core Fund Average                  -15.62%       2.86%        11.95%       12.99%          --

TOP 10 HOLDINGS % of Total Investments

   General Electric Co.                     4.3%
   Citigroup, Inc.                          2.1%
   Pfizer, Inc.                             2.1%
   AOL Time Warner, Inc.                    1.9%
   Tenet Healthcare Corp.                   1.9%
   International Business Machines Corp.    1.7%
   USA Education, Inc.                      1.6%
   Exxon Mobil Corp.                        1.5%
   United Technologies Corp.                1.4%
   St. Paul Companies, Inc.                 1.4%
   Top Ten Total                           19.9%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services           20.1%
   Health Care                             15.8%
   Consumer Discretionary                  13.0%
   Energy                                   9.9%
   Consumer Staples                         8.4%

PORTFOLIO COMPOSITION

   Common Stock                            91.9%
   Cash Equivalents                         8.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                        PIMCO Capital            S&P 500 Index
                       Appreciation D
                       ==============            =============
   03/31/1991              10,000                    10,000
   04/30/1991               9,705                    10,024
   05/31/1991              10,182                    10,457
   06/30/1991               9,630                     9,978
   07/31/1991              10,316                    10,443
   08/31/1991              10,636                    10,691
   09/30/1991              10,486                    10,512
   10/31/1991              10,842                    10,653
   11/30/1991              10,523                    10,224
   12/31/1991              11,982                    11,393
   01/31/1992              11,863                    11,181
   02/29/1992              11,988                    11,327
   03/31/1992              11,590                    11,106
   04/30/1992              11,561                    11,432
   05/31/1992              11,606                    11,488
   06/30/1992              11,237                    11,317
   07/31/1992              11,561                    11,780
   08/31/1992              11,270                    11,539
   09/30/1992              11,563                    11,674
   10/31/1992              11,962                    11,714
   11/30/1992              12,659                    12,113
   12/31/1992              12,831                    12,262
   01/31/1993              13,263                    12,364
   02/28/1993              13,099                    12,533
   03/31/1993              13,700                    12,797
   04/30/1993              13,360                    12,488
   05/31/1993              13,962                    12,822
   06/30/1993              14,181                    12,860
   07/31/1993              13,975                    12,808
   08/31/1993              14,482                    13,294
   09/30/1993              14,903                    13,192
   10/31/1993              14,935                    13,465
   11/30/1993              14,632                    13,337
   12/31/1993              15,043                    13,498
   01/31/1994              15,568                    13,957
   02/28/1994              15,352                    13,578
   03/31/1994              14,581                    12,986
   04/30/1994              14,631                    13,152
   05/31/1994              14,615                    13,368
   06/30/1994              14,199                    13,041
   07/31/1994              14,541                    13,469
   08/31/1994              14,971                    14,021
   09/30/1994              14,565                    13,678
   10/31/1994              14,895                    13,986
   11/30/1994              14,209                    13,476
   12/31/1994              14,345                    13,676
   01/31/1995              14,331                    14,031
   02/28/1995              15,042                    14,578
   03/31/1995              15,697                    15,008
   04/30/1995              16,232                    15,450
   05/31/1995              16,821                    16,067
   06/30/1995              17,544                    16,440
   07/31/1995              18,512                    16,986
   08/31/1995              18,686                    17,028
   09/30/1995              19,421                    17,747
   10/31/1995              19,052                    17,683
   11/30/1995              19,631                    18,460
   12/31/1995              19,596                    18,815
   01/31/1996              20,249                    19,456
   02/29/1996              21,010                    19,636
   03/31/1996              21,043                    19,825
   04/30/1996              21,301                    20,117
   05/31/1996              21,833                    20,636
   06/30/1996              21,786                    20,715
   07/31/1996              20,683                    19,800
   08/31/1996              21,567                    20,217
   09/30/1996              22,883                    21,355
   10/31/1996              23,452                    21,944
   11/30/1996              25,151                    23,603
   12/31/1996              24,750                    23,135
   01/31/1997              26,185                    24,581
   02/28/1997              25,907                    24,773
   03/31/1997              24,954                    23,756
   04/30/1997              25,742                    25,174
   05/31/1997              27,377                    26,706
   06/30/1997              28,540                    27,903
   07/31/1997              31,615                    30,123
   08/31/1997              30,420                    28,436
   09/30/1997              32,254                    29,993
   10/31/1997              31,664                    28,991
   11/30/1997              32,461                    30,333
   12/31/1997              33,091                    30,854
   01/31/1998              32,558                    31,195
   02/28/1998              34,939                    33,445
   03/31/1998              36,868                    35,158
   04/30/1998              36,865                    35,511
   05/31/1998              36,240                    34,901
   06/30/1998              37,780                    36,319
   07/31/1998              36,692                    35,932
   08/31/1998              30,693                    30,737
   09/30/1998              32,405                    32,706
   10/31/1998              33,886                    35,366
   11/30/1998              36,065                    37,510
   12/31/1998              38,763                    39,671
   01/31/1999              40,015                    41,330
   02/28/1999              38,406                    40,045
   03/31/1999              39,328                    41,648
   04/30/1999              40,673                    43,261
   05/31/1999              39,266                    42,239
   06/30/1999              41,626                    44,584
   07/31/1999              40,077                    43,192
   08/31/1999              39,280                    42,977
   09/30/1999              38,278                    41,800
   10/31/1999              40,950                    44,445
   11/30/1999              42,903                    45,349
   12/31/1999              47,382                    48,020
   01/31/2000              46,070                    45,608
   02/29/2000              49,723                    44,744
   03/31/2000              52,120                    49,121
   04/30/2000              49,816                    47,643
   05/31/2000              49,074                    46,665
   06/30/2000              51,130                    47,816
   07/31/2000              50,542                    47,068
   08/31/2000              56,379                    49,991
   09/30/2000              55,658                    47,352
   10/31/2000              54,194                    47,152
   11/30/2000              51,034                    43,435
   12/31/2000              53,836                    43,647
   01/31/2001              50,988                    45,195
   02/28/2001              48,383                    41,074
   03/31/2001              45,669                    38,472
   04/30/2001              48,249                    41,462
   05/31/2001              48,543                    41,740
   06/30/2001              46,441                    40,724

Investment Process
--------------------------------------------------------------------------------
The Fund managers use a "growth-at-a-reasonable-price" investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 30 for footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 5

A SECTOR-RELATED FUND

PIMCO Global Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of U.S. and non-U.S. tech.-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/99

TOTAL NET ASSETS:
$251.1 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim


[PHOTO]
Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.


[PHOTO]

Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. She has 6 years of investment experience. Before joining PIMCO, she worked at Fred Alger Investment Management and at Repligen--a biotechnology firm. She holds a B.S. in biochemistry from Harvard University.

Volatile times punished tech stocks

The last twelve months proved a challenging environment for technology stocks. The decelerating U.S. economy hindered the sector worldwide. In this environment, investors became sensitive to valuations and reacted strongly to earnings disappointments, further fueling the rout. Although Global Innovation's short-term performance reflected this volatility, we remain confident in the Fund's long-term potential. We strongly believe that technology will continue to hold many of the market's most promising growth opportunities in the months and years ahead.

Non-tech innovators were a stronghold for the Fund

The Fund's exposure to non-tech innovators aided its performance during the market sell-off. Biotech stocks contributed to performance in the second half of 2000, proving especially attractive to investors looking for defensive areas in which to invest during an unstable and volatile time. United Healthcare turned in a strong performance, benefiting from its use of technology to better communicate with physicians, which enabled it to better manage its costs. King Pharmaceuticals, a biotech stock, turned in an exceptional performance, capitalizing on its strategy of buying undermarketed pharmaceuticals from larger companies and marketing them more effectively. In general, the stocks that performed the best were the ones that met or exceeded earnings expectations.

"The U.S. economy should reach an inflection point by the end of 2001, which we believe will mark a turning point for many tech companies."

                                   Jiyoung Kim

Companies such as Qualcomm and Marvell performed well, while companies that posted earnings disappointments were hit the hardest.

Traditional high growth areas proved disappointing

The fiber optics, telecommunications and software industries proved to be consistent disappointments for the Fund throughout the past four quarters. For example, the telecommunications sector fell victim to tightening credit and price wars between telecommunications carriers, which resulted in fewer expenditures on telecom equipment.

Aggressive easing should spur growth

Looking ahead, we are cautiously optimistic as a result of the Federal Reserve's aggressive easing. As always, we maintain that global technology stocks offer far greater growth potential than the broader market, and therefore expect to see the tech sector resume its outperformance once signs of an economic recovery begin to appear.

6 PIMCO Funds Annual Report | 6.30.01

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                            1 year            3 year       5 year     10 year      Inception
                                                                                                                   (12/31/99)
PIMCO Global Innovation Fund D Shares                       -47.02%              --           --           --          0.24%
NASDAQ Composite Index                                      -45.50%              --           --           --            --
Lipper Science & Technology Fund Average                    -52.73%              --           --           --            --

TOP 10 HOLDINGS % of Total Investments

   Marvell Technology Group Ltd.                   4.3%
   Check Point Software Technologies Ltd.          4.2%
   QUALCOMM, Inc.                                  4.2%
   NetIQ Corp.                                     3.9%
   Oracle Corp.                                    3.1%
   Siebel Systems, Inc.                            2.7%
   Veritas Software Corp.                          2.7%
   Openwave Systems, Inc.                          2.5%
   Ulticom, Inc.                                   2.5%
   Extreme Networks, Inc.                          2.5%
   Top Ten Total                                  32.6%

TOP 5 RELATED INDUSTRIES

   Technology                                     81.4%
   Communications                                  9.7%
   Health Care                                     2.2%
   Capital Goods                                   1.9%
   Utilities                                       1.6%

PORTFOLIO COMPOSITION

   Common Stock                                   98.2%
   Cash Equivalents                                1.8%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                              PIMCO Global             NASDAQ Composite
                              Innovation D                  Index
                              ============             ================
     12/31/1999                  10,000                     10,000
     01/31/2000                  10,920                      9,683
     02/29/2000                  19,200                     11,541
     03/31/2000                  20,169                     11,236
     04/30/2000                  17,458                      9,487
     05/31/2000                  16,069                      8,357
     06/30/2000                  18,939                      9,746
     07/31/2000                  19,079                      9,257
     08/31/2000                  22,238                     10,336
     09/30/2000                  21,217                      9,025
     10/31/2000                  18,328                      8,281
     11/30/2000                  13,559                      6,385
     12/31/2000                  14,150                      6,072
     01/31/2001                  14,740                      6,814
     02/28/2001                  10,464                      5,289
     03/31/2001                   8,742                      4,523
     04/30/2001                  10,394                      5,201
     05/31/2001                   9,873                      5,187
     06/30/2001                  10,033                      5,311

Investment Process
--------------------------------------------------------------------------------
The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

*Past performance is no guarantee of future results. To date, the Fund's performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO's which may affect performance. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and
(ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. See page 30 for footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 7

A BLEND FUND

PIMCO Growth & Income Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Growth stocks and dividend paying securities.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$79.5 million

PORTFOLIO MANAGERS:
Ken Corba
Peter Thoms


[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.


[PHOTO]
Peter Thoms
Assistant Portfolio Manager

Mr. Thoms is assistant portfolio manager and senior research analyst for PIMCO Growth & Income Fund. He has 3 years of professional investment experience.

Fund returns compared favorably to S&P 500

The PIMCO Growth & Income Fund posted returns that were solidly ahead of the S&P
500. Class D shares returned -3.57% for the year, comparing favorably to the S&P 500's return of -14.83% for the same period. In addition, the Fund achieved its goal of owning a portfolio of higher-yielding, lower beta securities.

Financial services and capital goods exposure boosted returns

The financial services sector performed strongly, benefiting from an aggressive Fed easing cycle. Citigroup was a steady performer throughout the period as it benefited from strength in its global business. American International Group also boasted high returns, due to firming prices across many of its insurance lines. In the second quarter, the capital goods sector performed exceptionally well. The Fund's largest holding, Tyco International, had numerous accretive acquisitions and reported earnings per share that were up 29% from last year.

Investments in the energy sector led to mixed results

In the first three quarters of the period, energy stocks posted high returns as investors flocked to defensive sectors. An increase in the price of oil as well as a supply-demand imbalance of natural gas provided many energy companies with even larger returns. During this time, the Fund also benefited from gains in electricity-generating companies, which profited from a shortage of generating capacity in the American West. However, these gains were somewhat offset in the past quarter as energy companies felt the impact of commodity price declines and utilities were hurt by concerns about industry regulation.

"With its exposure to both growth stocks and income-producing securities, the Fund should be poised to outperform in the months ahead."

                                    Ken Corba

Limited tech exposure aided performance

The Fund's underweight position in technology helped mitigate the market volatility that prevailed during the period. For the time being, we intend to remain underweight in this sector, as softness in corporate technology spending is continuing to impede a near-term recovery.

We believe that investor optimism is growing

In our view, the future is looking increasingly positive. The market has been digesting negative news very well. Some stocks appear to have found their bottoms during the spring and investors are beginning to look ahead to an economic recovery. We are confident that the Fund is well positioned to weather the current market volatility and to participate in a future recovery.

8 PIMCO Funds Annual Report | 6.30.01

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                               1 year      3 year      5 year     10 year     Inception
                                                                                                              (12/28/94)
PIMCO Growth & Income Fund D Shares                            -3.57%      20.73%      20.07%         --        22.51%
S&P 500 Index                                                 -14.83%       3.89%      14.48%         --           --
S&P Mid-Cap 400 Index                                           8.89%      14.28%      18.54%         --           --
Lipper Large-Cap Core Fund Average                            -15.62%       2.86%      11.95%         --           --

TOP 10 HOLDINGS % of Total Investments

   Tyco International Ltd.               3.3%
   PPL Capital Funding Trust             3.1%
   Citigroup, Inc.                       2.9%
   Celestica, Inc.                       2.5%
   Flextronics International Ltd.        2.4%
   Echostar Communications               2.3%
   Freddie Mac                           2.3%
   American International Group, Inc.    2.1%
   American Home Products Corp.          2.1%
   Johnson & Johnson                     2.1%
   Top Ten Total                        25.1%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services        22.2%
   Consumer Discretionary               14.6%
   Technology                           12.6%
   Communications                        7.2%
   Capital Goods                         7.0%

PORTFOLIO COMPOSITION

   Common Stock                         80.2%
   Preferred Stock                       8.6%
   Convertible Bonds & Notes             6.1%
   Cash Equivalents                      5.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                       PIMCO Growth &                           S&P Mid-Cap 400
                          Income D          S&P 500 Index            Index
                      ===============      ===============      ===============
     12/31/1994            10,000              10,000               10,000
     01/31/1995             9,817              10,259               10,104
     02/28/1995            10,374              10,659               10,634
     03/31/1995            10,729              10,974               10,819
     04/30/1995            10,875              11,297               11,036
     05/31/1995            10,851              11,748               11,302
     06/30/1995            11,676              12,021               11,762
     07/31/1995            12,380              12,420               12,376
     08/31/1995            12,377              12,451               12,605
     09/30/1995            12,712              12,977               12,910
     10/31/1995            12,892              12,930               12,578
     11/30/1995            13,038              13,498               13,128
     12/31/1995            13,119              13,758               13,095
     01/31/1996            13,022              14,226               13,285
     02/29/1996            13,439              14,358               13,736
     03/31/1996            13,936              14,496               13,901
     04/30/1996            14,699              14,710               14,326
     05/31/1996            15,380              15,089               14,519
     06/30/1996            15,006              15,147               14,301
     07/31/1996            13,323              14,478               13,334
     08/31/1996            14,106              14,783               14,103
     09/30/1996            15,043              15,615               14,718
     10/31/1996            15,038              16,046               14,761
     11/30/1996            15,769              17,258               15,592
     12/31/1996            15,329              16,917               15,609
     01/31/1997            15,698              17,974               16,195
     02/28/1997            15,028              18,114               16,062
     03/31/1997            14,403              17,370               15,377
     04/30/1997            14,772              18,407               15,776
     05/31/1997            15,993              19,528               17,155
     06/30/1997            16,385              20,403               17,637
     07/31/1997            17,734              22,026               19,384
     08/31/1997            18,055              20,792               19,360
     09/30/1997            19,192              21,931               20,474
     10/31/1997            17,902              21,198               19,583
     11/30/1997            17,920              22,180               19,873
     12/31/1997            17,746              22,560               20,644
     01/31/1998            17,409              22,810               20,252
     02/28/1998            18,901              24,455               21,929
     03/31/1998            19,856              25,707               22,918
     04/30/1998            20,559              25,966               23,337
     05/31/1998            19,765              25,520               22,287
     06/30/1998            21,285              26,556               22,427
     07/31/1998            20,680              26,273               21,557
     08/31/1998            17,214              22,475               17,545
     09/30/1998            18,812              23,915               19,182
     10/31/1998            18,947              25,860               20,897
     11/30/1998            20,073              27,427               21,940
     12/31/1998            22,965              29,008               24,590
     01/31/1999            23,735              30,221               23,634
     02/28/1999            22,175              29,281               22,395
     03/31/1999            23,836              30,453               23,022
     04/30/1999            25,083              31,632               24,836
     05/31/1999            24,448              30,885               24,946
     06/30/1999            26,123              32,600               26,278
     07/31/1999            25,752              31,582               25,721
     08/31/1999            25,973              31,425               24,841
     09/30/1999            24,812              30,564               24,073
     10/31/1999            26,549              32,498               25,301
     11/30/1999            30,593              33,159               26,630
     12/31/1999            34,732              35,112               28,211
     01/31/2000            34,301              33,349               27,416
     02/29/2000            39,776              32,717               29,335
     03/31/2000            41,649              35,917               31,790
     04/30/2000            39,329              34,837               30,678
     05/31/2000            37,158              34,122               30,297
     06/30/2000            38,853              34,963               30,743
     07/31/2000            39,230              34,416               31,228
     08/31/2000            42,670              36,554               34,716
     09/30/2000            42,790              34,624               34,480
     10/31/2000            41,921              34,478               33,312
     11/30/2000            39,708              31,759               30,796
     12/31/2000            41,447              31,915               33,152
     01/31/2001            41,811              33,047               33,892
     02/28/2001            38,195              30,034               31,957
     03/31/2001            35,758              28,131               29,582
     04/30/2001            38,887              30,317               32,845
     05/31/2001            39,455              30,520               33,610
     06/30/2001            37,462              29,777               33,476

Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 9

A GROWTH FUND

PIMCO Growth Fund

OBJECTIVE:
Long-term growth of capital; income is incidental.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of at least $5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
51 (not including short-term instruments)

FUND INCEPTION DATE:
2/24/84

TOTAL NET ASSETS:
$1.9 billion

PORTFOLIO MANAGER:
Ken Corba


[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Market volatility was harsh on growth stocks

The extreme volatility experienced by the stock market over the past four quarters hit growth stocks particularly hard. Growth funds inevitably suffered in this climate, and PIMCO Growth Fund was no exception. The Fund, however, maintains a strong long-term track record, with Class D shares returning a solid 15.71% since inception.

Non-cyclical stocks provided a stronghold

Under these turbulent conditions, we found refuge in non-cyclical stocks with visible and predictable earnings. The increased exposure to consumer non-cyclicals such as Philip Morris Companies, Inc., Pepsi and Wal-Mart helped contribute positively to the Fund's returns. Several of the Fund's energy holdings also boosted the portfolio's performance over the past year.

Financial services gains helped offset tech, healthcare declines

Although almost every sector felt the pain, technology stocks were hit hard during the market's correction, especially in the first quarter. In response to technology's decline, the Fund trimmed back its exposure to the sector, holding on to only those tech stocks showing strong indications of long-term growth potential. Healthcare stocks provided mixed results for the Fund. Historically, healthcare has been relatively immune to economic downturns, and in the first two quarters of the year stocks such as Johnson & Johnson did exceptionally well. However, the last two quarters brought valuation pressure to the sector, and some healthcare stocks, such as Pharmacia and Pfizer, detracted from the Fund's performance. Financial services holdings such as Citigroup and American International Group, helped pick up some slack, as the sector was given a lift by continued interest rate cuts.

"We will continue to invest in the world's premier wealth-creating companies--those that are flexible enough to thrive in an ever-changing environment."

                                    Ken Corba

Long-term outlook favors quality

In general, there are still no discernable trends in the market. Investors are waiting for signs that an economic recovery is underway. For now, the Fund's strategy is to remain invested in high quality growth companies with predictable, consistent earnings, a philosophy we believe will reward the patient investor over the long term.

10 PIMCO Funds Annual Report | 6.30.01

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                  1 year           3 year       5 year       10 year      Inception
                                                                                                          (2/24/84)
PIMCO Growth Fund D Shares                        -32.38%          1.99%        12.51%       13.50%         15.71%
S&P 500 Index                                     -14.83%          3.89%        14.48%       15.10%            --
Lipper Large-Cap Growth Fund Average              -30.82%          2.46%        11.60%       13.34%            --

TOP 10 HOLDINGS % of Total Investments

   Citigroup, Inc.                     4.3%
   Microsoft Corp.                     3.9%
   American International Group, Inc.  3.5%
   First Data Corp.                    3.5%
   Amgen, Inc.                         3.3%
   Cardinal Health, Inc.               2.8%
   Philip Morris Cos., Inc.            2.7%
   Johnson & Johnson                   2.7%
   General Electric Co.                2.6%
   Exelon Corp.                        2.6%
   Top Ten Total                      31.9%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services      22.1%
   Technology                         20.8%
   Health Care                        15.2%
   Consumer Discretionary             11.2%
   Utilities                           7.0%

PORTFOLIO COMPOSITION

   Common Stock                       97.9%
   Cash Equivalents                    2.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                            PIMCO Growth D             S&P 500 Index
                            ==============             =============
     02/29/1984                 10,000                     10,000
     03/31/1984                 10,257                     10,180
     04/30/1984                 10,324                     10,251
     05/31/1984                  9,970                      9,708
     06/30/1984                 10,207                      9,912
     07/31/1984                 10,284                      9,763
     08/31/1984                 11,110                     10,866
     09/30/1984                 11,036                     10,877
     10/31/1984                 11,134                     10,910
     11/30/1984                 11,057                     10,801
     12/31/1984                 11,283                     11,082
     01/31/1985                 12,087                     11,947
     02/28/1985                 12,189                     12,095
     03/31/1985                 12,239                     12,104
     04/30/1985                 12,182                     12,093
     05/31/1985                 12,837                     12,790
     06/30/1985                 13,205                     12,976
     07/31/1985                 13,224                     12,958
     08/31/1985                 13,157                     12,848
     09/30/1985                 12,780                     12,449
     10/31/1985                 13,306                     13,022
     11/30/1985                 14,041                     13,920
     12/31/1985                 14,836                     14,588
     01/31/1986                 15,186                     14,670
     02/28/1986                 16,414                     15,768
     03/31/1986                 17,182                     16,647
     04/30/1986                 17,205                     16,459
     05/31/1986                 17,943                     17,335
     06/30/1986                 18,264                     17,628
     07/31/1986                 17,859                     16,642
     08/31/1986                 18,878                     17,877
     09/30/1986                 17,747                     16,399
     10/31/1986                 18,608                     17,345
     11/30/1986                 18,938                     17,767
     12/31/1986                 18,409                     17,313
     01/31/1987                 20,885                     19,646
     02/28/1987                 22,249                     20,422
     03/31/1987                 22,683                     21,012
     04/30/1987                 22,642                     20,825
     05/31/1987                 22,866                     21,006
     06/30/1987                 23,859                     22,067
     07/31/1987                 24,698                     23,186
     08/31/1987                 25,415                     24,050
     09/30/1987                 25,305                     23,524
     10/31/1987                 19,569                     18,457
     11/30/1987                 18,232                     16,936
     12/31/1987                 19,959                     18,225
     01/31/1988                 19,739                     18,992
     02/29/1988                 20,975                     19,877
     03/31/1988                 20,694                     19,263
     04/30/1988                 20,878                     19,477
     05/31/1988                 21,062                     19,646
     06/30/1988                 22,317                     20,548
     07/31/1988                 21,911                     20,470
     08/31/1988                 20,771                     19,774
     09/30/1988                 21,735                     20,616
     10/31/1988                 21,890                     21,189
     11/30/1988                 21,498                     20,886
     12/31/1988                 21,992                     21,252
     01/31/1989                 23,448                     22,807
     02/28/1989                 23,007                     22,239
     03/31/1989                 23,994                     22,758
     04/30/1989                 25,736                     23,939
     05/31/1989                 27,654                     24,908
     06/30/1989                 27,305                     24,766
     07/31/1989                 29,659                     27,003
     08/31/1989                 30,563                     27,532
     09/30/1989                 31,166                     27,419
     10/31/1989                 30,221                     26,783
     11/30/1989                 30,841                     27,329
     12/31/1989                 30,449                     27,985
     01/31/1990                 28,223                     26,107
     02/28/1990                 28,932                     26,444
     03/31/1990                 29,661                     27,145
     04/30/1990                 29,492                     26,466
     05/31/1990                 32,624                     29,047
     06/30/1990                 33,188                     28,849
     07/31/1990                 32,597                     28,757
     08/31/1990                 30,198                     26,157
     09/30/1990                 28,888                     24,883
     10/31/1990                 28,838                     24,776
     11/30/1990                 30,306                     26,377
     12/31/1990                 30,770                     27,113
     01/31/1991                 32,272                     28,295
     02/28/1991                 34,682                     30,318
     03/31/1991                 35,674                     31,052
     04/30/1991                 35,335                     31,126
     05/31/1991                 37,279                     32,471
     06/30/1991                 35,433                     30,984
     07/31/1991                 37,843                     32,428
     08/31/1991                 39,739                     33,196
     09/30/1991                 39,306                     32,642
     10/31/1991                 40,615                     33,079
     11/30/1991                 39,031                     31,746
     12/31/1991                 43,976                     35,378
     01/31/1992                 42,942                     34,720
     02/29/1992                 43,251                     35,171
     03/31/1992                 42,300                     34,485
     04/30/1992                 42,059                     35,499
     05/31/1992                 42,719                     35,673
     06/30/1992                 41,395                     35,142
     07/31/1992                 42,691                     36,578
     08/31/1992                 41,081                     35,829
     09/30/1992                 42,338                     36,250
     10/31/1992                 43,020                     36,375
     11/30/1992                 44,934                     37,614
     12/31/1992                 45,226                     38,075
     01/31/1993                 46,371                     38,394
     02/28/1993                 45,406                     38,917
     03/31/1993                 46,446                     39,738
     04/30/1993                 44,388                     38,778
     05/31/1993                 46,674                     39,815
     06/30/1993                 47,085                     39,932
     07/31/1993                 47,137                     39,771
     08/31/1993                 48,730                     41,280
     09/30/1993                 49,836                     40,963
     10/31/1993                 49,697                     41,811
     11/30/1993                 48,852                     41,412
     12/31/1993                 49,809                     41,913
     01/31/1994                 52,170                     43,338
     02/28/1994                 51,221                     42,162
     03/31/1994                 48,921                     40,324
     04/30/1994                 48,251                     40,841
     05/31/1994                 49,100                     41,511
     06/30/1994                 47,892                     40,493
     07/31/1994                 49,070                     41,823
     08/31/1994                 51,514                     43,538
     09/30/1994                 50,468                     42,474
     10/31/1994                 52,330                     43,428
     11/30/1994                 49,850                     41,846
     12/31/1994                 49,810                     42,467
     01/31/1995                 50,164                     43,568
     02/28/1995                 51,664                     45,266
     03/31/1995                 52,816                     46,602
     04/30/1995                 54,543                     47,974
     05/31/1995                 56,250                     49,892
     06/30/1995                 58,506                     51,051
     07/31/1995                 60,542                     52,743
     08/31/1995                 61,080                     52,876
     09/30/1995                 62,418                     55,107
     10/31/1995                 62,637                     54,910
     11/30/1995                 64,228                     57,321
     12/31/1995                 63,958                     58,425
     01/31/1996                 66,855                     60,414
     02/29/1996                 68,085                     60,974
     03/31/1996                 68,187                     61,561
     04/30/1996                 69,053                     62,468
     05/31/1996                 70,628                     64,079
     06/30/1996                 69,710                     64,324
     07/31/1996                 65,659                     61,482
     08/31/1996                 67,347                     62,778
     09/30/1996                 72,452                     66,312
     10/31/1996                 73,640                     68,140
     11/30/1996                 77,896                     73,291
     12/31/1996                 75,723                     71,839
     01/31/1997                 79,373                     76,328
     02/28/1997                 77,190                     76,926
     03/31/1997                 73,045                     73,765
     04/30/1997                 76,135                     78,169
     05/31/1997                 81,693                     82,928
     06/30/1997                 83,972                     86,643
     07/31/1997                 92,856                     93,537
     08/31/1997                 87,034                     88,297
     09/30/1997                 92,674                     93,133
     10/31/1997                 90,033                     90,023
     11/30/1997                 90,816                     94,190
     12/31/1997                 92,932                     95,807
     01/31/1998                 95,014                     96,867
     02/28/1998                102,235                    103,853
     03/31/1998                109,156                    109,171
     04/30/1998                111,252                    110,269
     05/31/1998                109,761                    108,374
     06/30/1998                118,410                    112,776
     07/31/1998                116,303                    111,575
     08/31/1998                 95,287                     95,444
     09/30/1998                103,748                    101,558
     10/31/1998                107,960                    109,818
     11/30/1998                116,133                    116,474
     12/31/1998                130,046                    123,186
     01/31/1999                140,111                    128,337
     02/28/1999                134,254                    124,349
     03/31/1999                140,779                    129,324
     04/30/1999                137,218                    134,332
     05/31/1999                130,096                    131,161
     06/30/1999                140,504                    138,440
     07/31/1999                134,588                    134,118
     08/31/1999                134,898                    133,450
     09/30/1999                134,264                    129,796
     10/31/1999                145,247                    138,010
     11/30/1999                155,007                    140,816
     12/31/1999                183,188                    149,110
     01/31/2000                175,549                    141,621
     02/29/2000                193,613                    138,938
     03/31/2000                202,693                    152,530
     04/30/2000                184,471                    147,940
     05/31/2000                169,068                    144,904
     06/30/2000                185,805                    148,476
     07/31/2000                189,819                    146,154
     08/31/2000                209,066                    155,232
     09/30/2000                192,341                    147,037
     10/31/2000                178,069                    146,415
     11/30/2000                152,463                    134,872
     12/31/2000                157,098                    135,531
     01/31/2001                154,836                    140,340
     02/28/2001                134,661                    127,544
     03/31/2001                120,144                    119,464
     04/30/2001                132,459                    128,747
     05/31/2001                129,916                    129,610
     06/30/2001                125,642                    126,455

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35-40 stocks.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 30 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 11

A SECTOR-RELATED FUND

PIMCO Healthcare Innovation Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Stocks of healthcare-related companies that use technology in an innovative way to gain a strategic, competitive edge.

NUMBER OF SECURITIES IN THE PORTFOLIO:
41 (not including short-term instruments)

FUND INCEPTION DATE:
6/30/00

TOTAL NET ASSETS:
$2.5 million

PORTFOLIO MANAGERS:
Dennis McKechnie
Jiyoung Kim


[PHOTO]
Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.


[PHOTO]
Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. She has 6 years of investment experience. Before joining PIMCO, she worked at Fred Alger Investment Management and at Repligen--a biotechnology firm. She holds a B.S. in biochemistry from Harvard University.

Off to a strong start, Fund returned a solid 9.70%

PIMCO Healthcare Innovation Fund turned in solid results since its June 2000 inception. Despite an extremely volatile market, the Fund outperformed its benchmark for the one-year period ended June 30, 2001. Specifically, the Fund's Class D shares returned 9.70% compared to -0.37% for the S&P Healthcare Index.

HMO's, hospitals and biotech stocks led the way

The Fund's exposure to HMO and hospital stocks boosted performance during the end of 2000 and the beginning of 2001. These companies benefited from strong fundamentals, investor rotation into more defensive sectors and greater pricing power, which resulted in larger profit margins. United Healthcare turned in a strong performance, benefiting from the use of technology to better communicate with physicians and manage costs. Biotech stocks also proved attractive to investors as earnings disappointments pervaded the stock market, and investors sought defensive areas in which to invest during an unstable and volatile time.

Pharmaceuticals produced mixed results

In the first quarter of 2001, some pharmaceutical companies disappointed as valuations came under significant pressure, while others performed well--particularly more specialized pharmaceutical companies. One strong performer was IDEC Pharmaceuticals, a specialist in immunotherapy drugs, which saw its stock price rise significantly in the second quarter, boosted by better-than-expected sales of its flagship drug, Rituxan. Another standout was King Pharmaceuticals, which turned in an exceptional performance, capitalizing on its strategy of buying undermarketed pharmaceuticals from larger companies and marketing them more effectively. However, other pharmaceutical companies suffered from negative earnings pre-announcements and high-profile FDA non-approval letters.

"With strong fundamentals and earnings growth, healthcare should remain a high-growth sector moving forward."

                                   Jiyoung Kim

Outlook for healthcare is promising

Our outlook remains positive, as the healthcare sector's long-term fundamentals and earnings growth are strong. We continue to believe investors will be well served by maintaining exposure to this sector, especially given the macroeconomic backdrop.

12 PIMCO Funds Annual Report | 6.30.01

PIMCO Healthcare Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                              1 year    3 year     5 year      10 year     Inception
                                                                                                           (6/30/00)
   PIMCO Healthcare Innovation Fund D Shares                   9.70%       --         --           --         9.70%
   S&P Healthcare Index                                       -0.37%       --         --           --           --
   Lipper Health/Biotechnology Fund Average                   -3.11%       --         --           --           --

TOP 10 HOLDINGS % of Total Investments

   Protein Design Labs, Inc.          4.6%
   Scios, Inc.                        4.6%
   Genentech, Inc.                    4.4%
   MedImmune, Inc.                    4.4%
   Millennium Pharmaceuticals, Inc.   4.2%
   CV Therapeutics, Inc.              4.2%
   Vertex Pharmaceuticals, Inc.       3.6%
   Celgene Corp.                      3.5%
   Gilead Sciences, Inc.              3.5%
   Allergan, Inc.                     3.5%
   Top Ten Total                     40.5%

TOP 5 RELATED INDUSTRIES

   Health Care                       99.6%

PORTFOLIO COMPOSITION

   Common Stock                      99.6%
   Cash Equivalents                   0.4%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                      PIMCO Healthcare           S&P Healthcare
     Month              Innovation D                 Index
   ==========         ================           ==============
   06/30/2000              10,000                    10,000
   07/31/2000              10,210                     9,007
   08/31/2000              11,430                     9,278
   09/30/2000              12,420                     9,796
   10/31/2000              12,070                    10,349
   11/30/2000              11,129                    11,044
   12/31/2000              12,258                    11,310
   01/31/2001              10,824                    10,018
   02/28/2001              10,835                    10,513
   03/31/2001               9,479                     9,776
   04/30/2001              10,129                     9,885
   05/31/2001              10,645                    10,274
   06/30/2001              10,970                     9,963

Investment Process
--------------------------------------------------------------------------------
The Fund invests in innovative companies that provide products and/or services associated with the healthcare industry. The Fund may invest across a wide range of businesses and industries, allowing it to hold a relatively diversified portfolio of healthcare-related stocks. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

*Past performance is no guarantee of future results. The fund may invest at least 65% of its assets in securities that have a connection with healthcare or medicine. The fund may at times invest in convertibles which may entail risk such as having to convert before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective. It may invest up to 15% in foreign securities, which may entail risk due to foreign economic and political developments; it may invest in smaller companies entailing greater risk than larger companies including higher volatility. Concentration of the fund's assets in one or a few sectors (such as healthcare) may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. There is additional risk with the healthcare industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. See page 30 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 13

A SECTOR-RELATED FUND

PIMCO Innovation Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of technology-related companies with market capitalizations of more than $200 million.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
12/22/94

TOTAL NET ASSETS:
$2.6 billion

PORTFOLIO MANAGER:
Dennis McKechnie


[PHOTO]
Dennis McKechnie
Portfolio Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Volatile market conditions rattled technology stocks

The last twelve months proved a challenging environment for technology stocks. The decelerating U.S. economy hindered the entire sector. Investor sensitivity to valuations further contributed to this rout. As a fellow shareholder in Innovation, we can appreciate any concern you may have over the Fund's corresponding short-term performance. Yet we can also assure you that our confidence in the sector's long-term potential is unfazed. While prone to substantial volatility, tech has historically grown five to ten times faster than the U.S. economy. And we have every reason to believe that this trend will continue over the next full market cycle.

Storage, LAN industries strengthened the sector

Although the market experienced significant disappointment there were some bright spots. The storage sector contributed to the Fund's performance, as corporate demands for storage capabilities were not dampened by the economic downturn. Veritas Software is an example of a company that saw an increase in sales during this period. In the second quarter, local area networking also began to contribute positively to the portfolio. Companies such as Foundry and Extreme Networks both performed exceptionally well and posted significant gains for the quarter.

"For long-term investors, we believe technology will continue to hold many of the market's most promising growth opportunities."

                               Dennis McKechnie

Other key industries continued to struggle

The fiber optics, telecommunications, and wireless industries proved to be consistent disappointments for the Fund throughout the past four quarters. The telecommunications industry fell victim to price wars between telecommunications carriers as well as tightening credit, which resulted in fewer expenditures on telecom equipment. In addition, software companies such as i2 Technologies, which had posted impressive gains in late 2000, proved disappointing in the first and second quarters of 2001.

Areas of technology are starting to recover

Due to the volatile technology market and the lack of visibility on earnings, it is hard to predict how the entire sector will perform. However, specific industries in technology have begun to show signs of recovery. It is within these areas that we intend to invest, while watching to see which industries will be next to show positive returns. Although weakness may persist in the next couple of months, we are confident that the economy will improve by year end, and that portions of corporate spending on technology will accelerate in advance of economic recovery.

14 PIMCO Funds Annual Report | 6.30.01

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                    1 year        3 year     5 year     10 year     Inception
                                                                                                    (12/22/94)
PIMCO Innovation Fund D Shares                      -55.16%       16.09%     19.67%         --        24.58%
S&P 500 Index                                       -14.83%        3.89%     14.48%         --          --
Lipper Science & Technology Fund Average            -52.73%       12.71%     15.43%         --          --

TOP 10 HOLDINGS % of Total Investments

   Veritas Software Corp.           3.5%
   PeopleSoft, Inc.                 3.3%
   Applied Materials, Inc.          3.3%
   Siebel Systems, Inc.             3.1%
   AOL Time Warner, Inc.            3.1%
   Dell Computer Corp.              3.1%
   QUALCOMM, Inc.                   3.0%
   Sun Microsystems, Inc.           2.9%
   Micron Technology, Inc.          2.9%
   Cisco Systems, Inc.              2.7%
   Top Ten Total                   30.9%

TOP 5 RELATED INDUSTRIES

   Technology                      84.7%
   Consumer Discretionary           5.4%
   Consumer Services                3.1%
   Communications                   2.5%
   Health Care                      2.3%

PORTFOLIO COMPOSITION

   Common Stock                    98.0%
   Cash Equivalents                 2.0%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                          PIMCO Innovation D          S&P 500 Index
                          ==================          =============
     12/31/1994                 10,000                    10,000
     01/31/1995                  9,920                    10,259
     02/28/1995                 10,551                    10,659
     03/31/1995                 10,872                    10,974
     04/30/1995                 11,343                    11,297
     05/31/1995                 11,613                    11,748
     06/30/1995                 12,896                    12,021
     07/31/1995                 14,098                    12,420
     08/31/1995                 14,429                    12,451
     09/30/1995                 14,769                    12,977
     10/31/1995                 14,589                    12,930
     11/30/1995                 14,990                    13,498
     12/31/1995                 14,533                    13,758
     01/31/1996                 14,338                    14,226
     02/29/1996                 15,035                    14,358
     03/31/1996                 14,912                    14,496
     04/30/1996                 16,502                    14,710
     05/31/1996                 17,846                    15,089
     06/30/1996                 17,117                    15,147
     07/31/1996                 14,687                    14,478
     08/31/1996                 15,579                    14,783
     09/30/1996                 17,702                    15,615
     10/31/1996                 17,579                    16,046
     11/30/1996                 18,635                    17,258
     12/31/1996                 17,962                    16,917
     01/31/1997                 18,950                    17,974
     02/28/1997                 16,808                    18,114
     03/31/1997                 15,705                    17,370
     04/30/1997                 15,955                    18,407
     05/31/1997                 17,962                    19,528
     06/30/1997                 18,129                    20,403
     07/31/1997                 20,812                    22,026
     08/31/1997                 20,313                    20,792
     09/30/1997                 21,821                    21,931
     10/31/1997                 20,417                    21,198
     11/30/1997                 20,323                    22,180
     12/31/1997                 19,584                    22,560
     01/31/1998                 20,358                    22,810
     02/28/1998                 22,857                    24,455
     03/31/1998                 23,719                    25,707
     04/30/1998                 25,433                    25,966
     05/31/1998                 23,819                    25,520
     06/30/1998                 26,848                    26,556
     07/31/1998                 27,004                    26,273
     08/31/1998                 21,619                    22,475
     09/30/1998                 25,612                    23,915
     10/31/1998                 26,586                    25,860
     11/30/1998                 29,561                    27,427
     12/31/1998                 35,183                    29,008
     01/31/1999                 41,520                    30,221
     02/28/1999                 36,952                    29,281
     03/31/1999                 40,075                    30,453
     04/30/1999                 39,578                    31,632
     05/31/1999                 38,608                    30,885
     06/30/1999                 43,396                    32,600
     07/31/1999                 42,979                    31,582
     08/31/1999                 46,276                    31,425
     09/30/1999                 46,937                    30,564
     10/31/1999                 53,462                    32,498
     11/30/1999                 62,785                    33,159
     12/31/1999                 84,597                    35,112
     01/31/2000                 84,056                    33,349
     02/29/2000                117,409                    32,717
     03/31/2000                106,807                    35,917
     04/30/2000                 90,006                    34,837
     05/31/2000                 78,035                    34,122
     06/30/2000                 93,674                    34,963
     07/31/2000                 89,177                    34,416
     08/31/2000                104,756                    36,554
     09/30/2000                102,588                    34,624
     10/31/2000                 88,472                    34,478
     11/30/2000                 63,328                    31,759
     12/31/2000                 60,200                    31,915
     01/31/2001                 63,047                    33,047
     02/28/2001                 45,993                    30,034
     03/31/2001                 39,618                    28,131
     04/30/2001                 45,442                    30,317
     05/31/2001                 42,393                    30,520
     06/30/2001                 42,016                    29,777

Investment Process

The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPOs which may affect performance. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund's multiple-year results. See page 30 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 15

A BLEND FUND

PIMCO Mid-Cap Fund

OBJECTIVE:
Long-term growth of capital.

PORTFOLIO:
Primarily common stocks of medium-capitalization companies that have improving fundamentals and reasonable valuations.

NUMBER OF SECURITIES IN THE PORTFOLIO:
88 (not including short-term instruments)

FUND INCEPTION DATE:
8/26/91

TOTAL NET ASSETS:
$1.0 billion

PORTFOLIO MANAGERS:
David Breed
William Bannick
Katherine Burdon
Peter McManus


[PHOTO]
Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for PIMCO's Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.


[PHOTO]
Bill Bannick
Co-Manager

Mr. Bannick is a Manager Director of PIMCO's Cadence Capital Management. He has over 16 years of investment experience.

Fund's strategy helped mitigate market volatility

Although the Fund posted a negative return for the period, its "growth-at-a-reasonable-price" strategy proved effective in moderating the steeper losses experienced by the broader market. Importantly, the Fund continued its strong long-term performance, with Class D shares returning 15.72% annually over the past 5 years.

Financial services exposure boosted returns

The financial services sector contributed positively to the Fund's performance for the past four quarters. Holdings in this sector were well diversified, including insurance companies, mortgage companies and smaller banks. Banks and mortgage companies both reaped the benefits of lowered interest rates. GreenPoint Financial, a national specialty housing finance company renowned for disciplined lending and high credit quality, posted positive returns, as did other regional banks such as Dime and Sovereign Bank.

Other sectors helped and hindered performance

Niche-oriented companies in the restaurant and gambling industries and consumer discretionary stocks contributed to the portfolio's performance in the past twelve months, but their positive impact was especially felt in the second quarter. In the first three quarters of the past year, energy stocks boasted high returns. An increase in the price of oil as well as a supply-demand imbalance for natural gas provided many energy companies with wider profit margins. However, in the last quarter of the year, energy faltered, actually hurting performance. For much of the year, the technology sector proved disappointing as almost any exposure to technology was detrimental to a fund's performance. During most of the past year, Mid-Cap Fund benefited from its underweighting in the technology sector.

"Mid-caps should fare well as the market accelerates."

                               Katherine Burdon

Mid-caps remain attractive for long-term investors

We are cautiously optimistic about the future. The stock market will recover, but a turnaround will not be imminent. We are confident that the flexibility of a mid-cap fund will allow investors more opportunities as the market accelerates and that the Fund's philosophy of owning companies with strong fundamentals will be rewarded in the long run.

16 PIMCO Funds Annual Report | 6.30.01

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                  1 year      3 year     5 year     10 year     Inception
                                                                                                (8/26/91)
PIMCO Mid-Cap Fund D Shares                       -5.65%       8.28%     15.72%         --        15.68%
Russell Mid-Cap Index                              0.95%       8.17%     14.24%         --           --
Lipper Mid-Cap Core Fund Average                   1.08%      11.67%     14.23%         --           --

TOP 10 HOLDINGS % of Total Investments

   International Game Technology      2.4%
   Tenet Healthcare Corp.             1.9%
   Heller Financial, Inc.             1.8%
   McCormick & Co.                    1.7%
   Ace Ltd.                           1.6%
   Old Republic International Corp.   1.6%
   USA Education, Inc.                1.6%
   Jones Apparel Group, Inc.          1.5%
   Dime Bancorp, Inc.                 1.5%
   Pacific Century Financial Corp.    1.5%
   Top Ten Total                     17.1%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services     30.7%
   Energy                            13.8%
   Technology                        13.4%
   Utilities                         12.2%
   Health Care                        9.8%

PORTFOLIO COMPOSITION

   Common Stock                      93.0%
   Cash Equivalents                   7.0%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                           PIMCO Mid-Cap D        Russell Mid-Cap Index
                           ===============        =====================
     08/31/1991                 10,000                    10,000
     09/30/1991                  9,947                     9,942
     10/31/1991                 10,307                    10,145
     11/30/1991                 10,013                     9,726
     12/31/1991                 11,316                    10,816
     01/31/1992                 11,325                    11,019
     02/29/1992                 11,432                    11,272
     03/31/1992                 11,086                    10,984
     04/30/1992                 11,009                    11,070
     05/31/1992                 11,016                    11,142
     06/30/1992                 10,721                    10,961
     07/31/1992                 11,012                    11,419
     08/31/1992                 10,686                    11,156
     09/30/1992                 11,035                    11,388
     10/31/1992                 11,392                    11,666
     11/30/1992                 12,074                    12,254
     12/31/1992                 12,306                    12,583
     01/31/1993                 12,758                    12,835
     02/28/1993                 12,360                    12,849
     03/31/1993                 12,860                    13,267
     04/30/1993                 12,504                    12,916
     05/31/1993                 13,035                    13,326
     06/30/1993                 13,434                    13,476
     07/31/1993                 13,265                    13,541
     08/31/1993                 13,917                    14,143
     09/30/1993                 14,286                    14,198
     10/31/1993                 14,136                    14,209
     11/30/1993                 13,737                    13,880
     12/31/1993                 14,191                    14,383
     01/31/1994                 14,480                    14,779
     02/28/1994                 14,455                    14,578
     03/31/1994                 13,924                    13,957
     04/30/1994                 13,970                    14,053
     05/31/1994                 13,712                    14,072
     06/30/1994                 13,251                    13,656
     07/31/1994                 13,546                    14,124
     08/31/1994                 14,251                    14,794
     09/30/1994                 13,882                    14,432
     10/31/1994                 14,157                    14,543
     11/30/1994                 13,483                    13,901
     12/31/1994                 13,800                    14,082
     01/31/1995                 13,663                    14,371
     02/28/1995                 14,490                    15,115
     03/31/1995                 14,951                    15,547
     04/30/1995                 15,284                    15,782
     05/31/1995                 15,806                    16,300
     06/30/1995                 16,733                    16,848
     07/31/1995                 18,306                    17,666
     08/31/1995                 18,442                    17,937
     09/30/1995                 18,699                    18,342
     10/31/1995                 18,407                    17,932
     11/30/1995                 18,755                    18,824
     12/31/1995                 18,873                    18,933
     01/31/1996                 19,240                    19,332
     02/29/1996                 19,701                    19,786
     03/31/1996                 19,941                    20,073
     04/30/1996                 20,351                    20,641
     05/31/1996                 20,688                    20,953
     06/30/1996                 20,261                    20,638
     07/31/1996                 19,285                    19,361
     08/31/1996                 20,331                    20,283
     09/30/1996                 21,751                    21,285
     10/31/1996                 21,889                    21,455
     11/30/1996                 23,214                    22,762
     12/31/1996                 23,189                    22,530
     01/31/1997                 24,132                    23,373
     02/28/1997                 23,721                    23,338
     03/31/1997                 23,036                    22,346
     04/30/1997                 23,522                    22,902
     05/31/1997                 25,140                    24,573
     06/30/1997                 26,353                    25,377
     07/31/1997                 28,787                    27,494
     08/31/1997                 28,738                    27,194
     09/30/1997                 30,755                    28,747
     10/31/1997                 30,095                    27,628
     11/30/1997                 30,294                    28,286
     12/31/1997                 30,992                    29,067
     01/31/1998                 30,430                    28,520
     02/28/1998                 32,211                    30,750
     03/31/1998                 33,191                    32,208
     04/30/1998                 33,661                    32,289
     05/31/1998                 32,501                    31,291
     06/30/1998                 33,109                    31,724
     07/31/1998                 32,155                    30,211
     08/31/1998                 26,415                    25,377
     09/30/1998                 28,320                    27,019
     10/31/1998                 29,093                    28,862
     11/30/1998                 30,693                    30,227
     12/31/1998                 33,410                    31,998
     01/31/1999                 31,960                    31,944
     02/28/1999                 30,221                    30,880
     03/31/1999                 30,366                    31,847
     04/30/1999                 31,918                    34,200
     05/31/1999                 31,844                    34,101
     06/30/1999                 33,191                    35,305
     07/31/1999                 32,262                    34,334
     08/31/1999                 31,175                    33,445
     09/30/1999                 30,579                    32,267
     10/31/1999                 31,607                    33,797
     11/30/1999                 33,418                    34,770
     12/31/1999                 37,585                    37,830
     01/31/2000                 36,672                    36,578
     02/29/2000                 44,637                    39,391
     03/31/2000                 46,462                    41,648
     04/30/2000                 43,577                    39,678
     05/31/2000                 42,636                    38,626
     06/30/2000                 44,550                    39,770
     07/31/2000                 43,548                    39,324
     08/31/2000                 47,406                    43,091
     09/30/2000                 48,032                    42,475
     10/31/2000                 47,177                    41,821
     11/30/2000                 44,030                    38,057
     12/31/2000                 48,081                    40,953
     01/31/2001                 45,874                    41,613
     02/28/2001                 44,402                    39,079
     03/31/2001                 42,235                    36,656
     04/30/2001                 43,688                    39,790
     05/31/2001                 43,884                    40,530
     06/30/2001                 42,032                    40,149

Investment Process

The Fund managers use a "growth-at-a-reasonable-price" investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

*Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 17

A VALUE FUND

PIMCO Renaissance Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
58 (not including short-term instruments)

FUND INCEPTION DATE:
4/18/88

TOTAL NET ASSETS:
$1.4 billion

PORTFOLIO MANAGER:
John Schneider


[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund posted impressive gain of more than 38%

We are pleased to report that PIMCO Renaissance Fund continued to post strong results, with Class D shares returning 38.27% for the year ended June 30, 2001. While the decelerating economy and corporate earnings disappointments weighed heavily on the stock market, lower stock prices created attractive opportunities for value investors. Prescient stock selection enabled the Fund to significantly outperform its benchmark, the Russell Mid-Cap Value Index, which returned 23.92%.

Value-oriented market offered widespread opportunities

In the first three quarters of the period, healthcare flourished, and the Fund benefited from sound stock selection. Healthsouth, a provider of rehabilitative, clinical, diagnostic and surgical healthcare services, generated steady returns throughout the year. As a market leader in a defensive industry, Healthsouth became progressively more attractive to investors as the market became increasingly volatile. And while healthcare stocks struggled later in the period, with both Pacificare and Aetna contributing negatively to the Fund, this impact was overpowered by the strong performance of the Fund's financial services holdings. Companies such as Sovereign Bank and the Bank of Hawaii benefited from lowered interest rates. Within the consumer discretionary sector, JC Penny was the best performer, boasting a stellar return of 67% for the last quarter. The basic materials sector also performed well, especially in the latter part of the year.

"Value stocks should continue to fare well as the economy reaccelerates."

                                John Schneider

Limited exposure to the technology sector contributed to performance

Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Due to the volatile market, tech stocks were quite unpredictable this year, experiencing a dramatic sell-off during the second half of 2000. We intend to remain underweight in the sector until we see evidence of a sustainable recovery.

Industrial America should remain a focus

The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund. In the future, we plan to maintain our emphasis on industrial America while steering away from the consumer sector.

18 PIMCO Funds Annual Report | 6.30.01

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                 1 year      3 year        5 year      10 year       Inception
                                                                                                     (4/18/88)
PIMCO Renaissance Fund D Shares                  38.27%      16.35%        22.40%       19.15%         15.53%
Russell 1000 Value Index                         10.34%       5.36%        14.95%       15.78%            --
Russell Mid-Cap Value Index                      23.92%       6.43%        14.16%       16.01%            --
Lipper Mid-Cap Value Fund Average                25.43%       9.27%        13.97%       13.81%            --

TOP 10 HOLDINGS % of Total Investments

   Alcan, Inc.                        4.5%
   Ace Ltd.                           4.5%
   AT&T Corp.                         4.2%
   PartnerRe Ltd.                     4.0%
   Aon Corp.                          3.9%
   Navistar International Corp.       3.9%
   Sprint Corp.                       3.8%
   Niagara Mohawk Holdings, Inc.      3.2%
   Diamond Offshore Drilling, Inc.    2.9%
   Aetna, Inc.                        2.9%
   Top Ten Total                     37.8%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services     21.2%
   Materials & Processing            10.7%
   Communications                    10.5%
   Capital Goods                      8.9%
   Consumer Discretionary             7.2%

PORTFOLIO COMPOSITION

   Common Stock                      90.7%
   Cash Equivalents                   9.3%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                PIMCO            Russell 1000 Value Index   Russell Mid-Cap Value
                            Renaissance D                                           Index
                           ================      ========================    ====================
     04/30/1988                 10,000                    10,000                    10,001
     05/31/1988                 10,000                    10,145                    10,072
     06/30/1988                 10,232                    10,625                    10,719
     07/31/1988                 10,200                    10,628                    10,643
     08/31/1988                 10,062                    10,419                    10,525
     09/30/1988                 10,211                    10,758                    10,843
     10/31/1988                 10,329                    11,002                    10,968
     11/30/1988                 10,275                    10,868                    10,706
     12/31/1988                 10,614                    11,000                    10,886
     01/31/1989                 10,932                    11,754                    11,544
     02/28/1989                 10,877                    11,568                    11,569
     03/31/1989                 10,976                    11,822                    11,795
     04/30/1989                 11,264                    12,307                    12,286
     05/31/1989                 11,586                    12,797                    12,764
     06/30/1989                 11,674                    12,748                    12,811
     07/31/1989                 11,898                    13,608                    13,627
     08/31/1989                 12,269                    13,945                    14,033
     09/30/1989                 12,122                    13,812                    13,819
     10/31/1989                 11,895                    13,319                    13,112
     11/30/1989                 11,883                    13,472                    13,199
     12/31/1989                 11,886                    13,770                    13,356
     01/31/1990                 11,304                    12,912                    12,408
     02/28/1990                 11,304                    13,238                    12,657
     03/31/1990                 11,597                    13,373                    12,803
     04/30/1990                 11,247                    12,852                    12,105
     05/31/1990                 11,948                    13,919                    13,086
     06/30/1990                 11,896                    13,603                    12,805
     07/31/1990                 11,567                    13,484                    12,444
     08/31/1990                 10,780                    12,298                    11,181
     09/30/1990                 10,011                    11,703                    10,304
     10/31/1990                  9,600                    11,543                     9,886
     11/30/1990                  9,934                    12,343                    10,763
     12/31/1990                 10,118                    12,657                    11,209
     01/31/1991                 10,444                    13,227                    11,909
     02/28/1991                 11,070                    14,106                    12,860
     03/31/1991                 11,338                    14,315                    13,289
     04/30/1991                 11,457                    14,421                    13,522
     05/31/1991                 12,062                    14,959                    14,133
     06/30/1991                 11,639                    14,329                    13,569
     07/31/1991                 12,064                    14,929                    14,222
     08/31/1991                 12,555                    15,201                    14,634
     09/30/1991                 12,757                    15,089                    14,504
     10/31/1991                 13,025                    15,339                    14,782
     11/30/1991                 12,623                    14,552                    14,089
     12/31/1991                 13,583                    15,771                    15,459
     01/31/1992                 13,827                    15,796                    15,856
     02/29/1992                 14,098                    16,183                    16,447
     03/31/1992                 13,833                    15,948                    16,197
     04/30/1992                 13,847                    16,635                    16,610
     05/31/1992                 13,997                    16,718                    16,765
     06/30/1992                 13,839                    16,614                    16,636
     07/31/1992                 14,154                    17,255                    17,303
     08/31/1992                 13,976                    16,728                    16,797
     09/30/1992                 14,120                    16,959                    17,133
     10/31/1992                 14,092                    16,975                    17,492
     11/30/1992                 14,451                    17,532                    18,228
     12/31/1992                 14,749                    17,949                    18,809
     01/31/1993                 14,985                    18,471                    19,285
     02/28/1993                 14,860                    19,121                    19,702
     03/31/1993                 15,425                    19,685                    20,385
     04/30/1993                 15,299                    19,432                    20,027
     05/31/1993                 15,663                    19,823                    20,477
     06/30/1993                 15,979                    20,260                    20,903
     07/31/1993                 16,345                    20,487                    21,133
     08/31/1993                 17,400                    21,226                    21,854
     09/30/1993                 17,690                    21,260                    21,797
     10/31/1993                 17,944                    21,246                    21,551
     11/30/1993                 17,492                    20,807                    21,053
     12/31/1993                 18,024                    21,202                    21,748
     01/31/1994                 18,545                    22,005                    22,380
     02/28/1994                 18,342                    21,252                    21,982
     03/31/1994                 17,332                    20,462                    21,131
     04/30/1994                 17,215                    20,854                    21,442
     05/31/1994                 17,143                    21,094                    21,470
     06/30/1994                 16,742                    20,589                    21,075
     07/31/1994                 17,165                    21,230                    21,918
     08/31/1994                 17,969                    21,839                    22,731
     09/30/1994                 17,948                    21,115                    22,019
     10/31/1994                 17,904                    21,409                    22,000
     11/30/1994                 17,170                    20,544                    21,029
     12/31/1994                 17,237                    20,781                    21,284
     01/31/1995                 17,281                    21,420                    21,884
     02/28/1995                 17,665                    22,267                    22,989
     03/31/1995                 18,145                    22,756                    23,422
     04/30/1995                 18,486                    23,475                    23,918
     05/31/1995                 18,531                    24,463                    24,880
     06/30/1995                 18,998                    24,794                    25,452
     07/31/1995                 19,937                    25,658                    26,340
     08/31/1995                 20,160                    26,020                    26,856
     09/30/1995                 20,813                    26,961                    27,471
     10/31/1995                 20,873                    26,693                    26,936
     11/30/1995                 21,874                    28,045                    28,409
     12/31/1995                 22,144                    28,750                    28,719
     01/31/1996                 22,905                    29,646                    29,417
     02/29/1996                 23,206                    29,870                    29,696
     03/31/1996                 23,395                    30,378                    30,323
     04/30/1996                 23,792                    30,494                    30,580
     05/31/1996                 24,348                    30,876                    30,871
     06/30/1996                 24,400                    30,901                    30,905
     07/31/1996                 23,364                    29,733                    29,434
     08/31/1996                 24,272                    30,584                    30,667
     09/30/1996                 25,474                    31,799                    31,792
     10/31/1996                 26,352                    33,029                    32,629
     11/30/1996                 27,692                    35,424                    34,678
     12/31/1996                 27,753                    34,972                    34,532
     01/31/1997                 28,763                    36,667                    35,616
     02/28/1997                 28,616                    37,206                    36,218
     03/31/1997                 27,894                    35,868                    35,117
     04/30/1997                 29,070                    37,374                    36,002
     05/31/1997                 30,871                    39,464                    38,123
     06/30/1997                 32,485                    41,157                    39,537
     07/31/1997                 35,353                    44,253                    42,471
     08/31/1997                 34,507                    42,678                    41,974
     09/30/1997                 37,023                    45,255                    44,576
     10/31/1997                 35,313                    43,993                    43,221
     11/30/1997                 36,692                    45,937                    44,678
     12/31/1997                 37,726                    47,278                    46,389
     01/31/1998                 37,749                    46,612                    45,489
     02/28/1998                 40,601                    49,749                    48,527
     03/31/1998                 42,184                    52,793                    51,027
     04/30/1998                 43,142                    53,147                    50,741
     05/31/1998                 42,250                    52,360                    49,554
     06/30/1998                 42,563                    53,031                    49,712
     07/31/1998                 41,694                    52,098                    47,192
     08/31/1998                 34,294                    44,346                    40,557
     09/30/1998                 35,497                    46,891                    42,925
     10/31/1998                 37,034                    50,525                    45,707
     11/30/1998                 39,375                    52,880                    47,311
     12/31/1998                 42,115                    54,678                    48,749
     01/31/1999                 44,760                    55,115                    47,613
     02/28/1999                 42,576                    54,338                    46,566
     03/31/1999                 44,505                    55,463                    47,232
     04/30/1999                 46,765                    60,643                    51,705
     05/31/1999                 45,353                    59,976                    51,922
     06/30/1999                 46,818                    61,715                    52,514
     07/31/1999                 47,047                    59,907                    51,201
     08/31/1999                 45,556                    57,684                    49,429
     09/30/1999                 42,139                    55,665                    46,928
     10/31/1999                 41,882                    58,872                    48,312
     11/30/1999                 43,373                    58,413                    47,428
     12/31/1999                 46,284                    58,693                    48,699
     01/31/2000                 44,312                    56,780                    45,787
     02/29/2000                 41,498                    52,561                    43,873
     03/31/2000                 46,739                    58,973                    49,191
     04/30/2000                 48,422                    58,289                    49,388
     05/31/2000                 50,005                    58,901                    50,237
     06/30/2000                 48,485                    56,209                    48,363
     07/31/2000                 49,746                    56,912                    49,495
     08/31/2000                 53,626                    60,076                    52,529
     09/30/2000                 54,854                    60,629                    53,033
     10/31/2000                 57,964                    62,121                    54,041
     11/30/2000                 58,190                    59,816                    53,338
     12/31/2000                 63,788                    62,813                    58,043
     01/31/2001                 65,695                    63,051                    57,834
     02/28/2001                 66,287                    61,299                    57,591
     03/31/2001                 63,032                    59,135                    55,990
     04/30/2001                 66,215                    62,032                    59,069
     05/31/2001                 67,043                    63,428                    60,747
     06/30/2001                 67,043                    62,020                    59,933

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 30 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 19

A GROWTH FUND

PIMCO Select Growth Fund

OBJECTIVE:
Long-term growth of capital; income is an incidental consideration.

PORTFOLIO:
Common stocks of companies with market capitalizations of at least $10 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
25 (not including short-term instruments)

FUND INCEPTION DATE:
12/28/94

TOTAL NET ASSETS:
$49.5 million

PORTFOLIO MANAGER:
Ken Corba


[PHOTO]
Ken Corba
Portfolio Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Growth stocks were punished by market volatility

The overall stock market experienced a very volatile and difficult past four quarters, and growth stocks were especially hard hit. Inevitably, growth funds suffered in this climate, and PIMCO Select Growth was no exception. We'd like to reassure you, however, that the Fund's long-term track record remains solid, with Class D shares returning a respectable 13.36% annually since inception.

Financial services, energy stocks buoyed the portfolio

The Fund benefited from its exposure to the financial services sector and to consumer non-cyclical stocks. Stocks such as Citigroup, a dominant franchise in money center banking, boasted positive returns, benefiting from continuous interest rate cuts. American International Group also posted gains, mainly due to increased premiums in many of its insurance lines. Targeting businesses with visible, predictable earnings, the Fund saw noteworthy results from its investments in noncyclical sectors. A larger weighting in mortgage company Freddie Mac aided results. The Fund also received a boost from certain energy holdings, such as El Paso Energy, despite difficulty in the fourth quarter.

Key growth sectors were hit hard

Technology stocks were hit relatively hard during the market's correction, especially in the first quarter. Despite strong fundamentals and a lack of sensitivity to the economy, these stocks came under valuation pressure. Through timely sales of several blue-chip companies, the Fund was able to minimize losses. However, in the second quarter, the Fund was hurt by its lack of exposure to tech when stocks that had been beaten down in the first quarter rebounded. Healthcare was a mixed bag over the past twelvemonths. In the first six months the healthcare sector benefited from strong performances by stocks such as Johnson and Johnson. In fact, strength in the company's skin care franchise, along with increased worldwide sales and decreased expenses helped move its stock price higher. However, in the first and second quarters of 2001, healthcare stocks contributed negatively to the portfolio's performance.

"We continue to believe that a focus on premier growth companies will reward investors in the long run."

                                   Ken Corba


Long-term outlook favors quality

In general, there are still no discernable trends in the market. Investors are waiting for signs that an economic recovery is underway. For now, the Fund's strategy is to remain invested in high quality growth companies, a philosophy I believe will bode well for the Fund over the long term.

20 PIMCO Funds Annual Report | 6.30.01

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                            1 year        3 year   5 year      10 year    Inception
                                                                                                          (12/28/94)
PIMCO Select Growth Fund D Shares                          -32.99%        -1.69%   10.21%         --        13.36%

S&P 500 Index                                              -14.83%         3.89%   14.48%         --           --

Lipper Large-Cap Growth Fund Average                       -30.82%         2.46%   11.60%         --           --

TOP 10 HOLDINGS % of Total Investments

   Microsoft Corp.                          7.3%
   American International Group, Inc.       6.1%
   Omnicom Group, Inc.                      6.1%
   Citigroup, Inc.                          5.3%
   Philip Morris Cos., Inc.                 5.1%
   Freddie Mac                              4.9%
   Cardinal Health, Inc.                    4.9%
   First Data Corp.                         4.5%
   Exelon Corp.                             4.5%
   Illinois Tool Works, Inc.                4.5%
   Top Ten Total                           53.2%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services          29.9%
   Technology                             17.9%
   Health Care                            16.3%
   Consumer Discretionary                  9.8%
   Consumer Staples                        9.6%

PORTFOLIO COMPOSITION

   Common Stock                           98.8%
   Cash Equivalents                        1.2%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                PIMCO
                           Select Growth D            S&P 500 Index
                           ================          ================
     12/31/1994                 10,000                    10,000
     01/31/1995                 10,067                    10,259
     02/28/1995                 10,373                    10,659
     03/31/1995                 10,669                    10,974
     04/30/1995                 11,076                    11,297
     05/31/1995                 11,453                    11,748
     06/30/1995                 11,819                    12,021
     07/31/1995                 12,335                    12,420
     08/31/1995                 12,460                    12,451
     09/30/1995                 12,806                    12,977
     10/31/1995                 12,731                    12,930
     11/30/1995                 12,957                    13,498
     12/31/1995                 12,744                    13,758
     01/31/1996                 13,231                    14,226
     02/29/1996                 13,534                    14,358
     03/31/1996                 13,477                    14,496
     04/30/1996                 13,678                    14,710
     05/31/1996                 14,135                    15,089
     06/30/1996                 13,892                    15,147
     07/31/1996                 12,944                    14,478
     08/31/1996                 13,432                    14,783
     09/30/1996                 14,350                    15,615
     10/31/1996                 14,561                    16,046
     11/30/1996                 15,436                    17,258
     12/31/1996                 14,973                    16,917
     01/31/1997                 15,705                    17,974
     02/28/1997                 15,331                    18,114
     03/31/1997                 14,525                    17,370
     04/30/1997                 15,116                    18,407
     05/31/1997                 16,334                    19,528
     06/30/1997                 16,827                    20,403
     07/31/1997                 18,466                    22,026
     08/31/1997                 17,314                    20,792
     09/30/1997                 18,445                    21,931
     10/31/1997                 17,930                    21,198
     11/30/1997                 18,161                    22,180
     12/31/1997                 18,692                    22,560
     01/31/1998                 19,118                    22,810
     02/28/1998                 20,596                    24,455
     03/31/1998                 21,978                    25,707
     04/30/1998                 22,413                    25,966
     05/31/1998                 22,112                    25,520
     06/30/1998                 23,773                    26,556
     07/31/1998                 23,405                    26,273
     08/31/1998                 19,398                    22,475
     09/30/1998                 21,047                    23,915
     10/31/1998                 21,901                    25,860
     11/30/1998                 23,535                    27,427
     12/31/1998                 26,263                    29,008
     01/31/1999                 28,642                    30,221
     02/28/1999                 27,356                    29,281
     03/31/1999                 28,948                    30,453
     04/30/1999                 28,928                    31,632
     05/31/1999                 27,713                    30,885
     06/30/1999                 29,919                    32,600
     07/31/1999                 29,404                    31,582
     08/31/1999                 29,263                    31,425
     09/30/1999                 27,580                    30,564
     10/31/1999                 28,664                    32,498
     11/30/1999                 30,060                    33,159
     12/31/1999                 32,507                    35,112
     01/31/2000                 31,018                    33,349
     02/29/2000                 32,048                    32,717
     03/31/2000                 32,657                    35,917
     04/30/2000                 32,811                    34,837
     05/31/2000                 30,366                    34,122
     06/30/2000                 33,709                    34,963
     07/31/2000                 34,441                    34,416
     08/31/2000                 39,738                    36,554
     09/30/2000                 37,743                    34,624
     10/31/2000                 34,063                    34,478
     11/30/2000                 29,202                    31,759
     12/31/2000                 29,816                    31,915
     01/31/2001                 29,070                    33,047
     02/28/2001                 24,419                    30,034
     03/31/2001                 22,431                    28,131
     04/30/2001                 24,179                    30,317
     05/31/2001                 23,487                    30,520
     06/30/2001                 22,585                    29,777

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.


*Past performance is no guarantee of future results. Select Growth concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments.

 See page 30 for footnotes, which include additional details.



                                          6.30.01 | PIMCO Funds Annual Report 21

AN INTERNATIONAL FUND


PIMCO Select International Fund

OBJECTIVE:
Capital appreciation.

PORTFOLIO:
Primarily common stocks of large to medium-capitalization non-U.S. companies.

NUMBER OF SECURITIES IN THE PORTFOLIO:
245 (not including short-term instruments)

FUND INCEPTION DATE:
12/31/97

TOTAL NET ASSETS:
$94.0 million

PORTFOLIO MANAGER:
Udo Frank


[PHOTO]
Udo Frank
Portfolio Manager

Mr. Frank is Managing Director and Chief Investment Officer of Allianz, and Chief Executive Officer and Chief Investment Officer of PIMCO/Allianz Investment Management. He has over 15 years of investment experience.

Fund has substantially outperformed MSCI EAFE since inception
The extreme volatility that hit the U.S. stock market over the past four quarters struck overseas markets as well. International stocks suffered from weak U.S. economic growth and a worldwide technology sell-off. In this environment, PIMCO Select International Fund had a difficult year. Over the long-term, however, the Fund's Class D shares have returned 16.29% annually since inception, soundly outperforming the MSCI EAFE Index, which returned 5.47% over the same time period.

The euro had its ups and downs
The euro rebounded in December 2000 as evidence surfaced that U.S. economic growth was slowing and interest rates would likely drop. This helped most foreign markets, as investors trimmed U.S. positions in favor of European stocks. In the beginning of 2001 the euro dropped again, but stabilized as the second quarter drew to a close.

Defensive sectors performed well
We continue to favor European companies because of their strong fundamentals as well as the continent's positive macroeconomic environment. As a result of current market conditions, the Fund's strongest holdings have been in that continent's defensive sectors, such as financial services and consumer noncyclicals. One stock that did particularly well in the latter part of 2000 was Heineken. The company saw revenues grow significantly during this period, due in large part to key strategic acquisitions and the weak Euro.

Japan and Asia hindered performance
The Fund's holdings in Asia hindered performance throughout the year. Although the Fund's limited exposure to Japan minimized a negative contribution to the portfolio, certain investments in Japanese telecom and technology stocks hurt performance.

Near-term strategy remains defensive and opportunistic
We remain cautious about the global economic outlook and, therefore, are not making any large stock or sector bets. We plan to maintain a defensive strategy for the Fund, focusing on financials and consumer non-cyclicals. Within technology, we will look at select companies that have sustainable businesses and are selling at attractive valuations. As the euro gains strength and investors begin to trim U.S. positions, we anticipate that the Fund will begin to see more positive results.

22 PIMCO Funds Annual Report | 6.30.01

PIMCO Select International Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                   1 year        3 year        5 year      10 year      Inception
                                                                                                        (12/31/97)
PIMCO Select International Fund D Shares           -37.16%        7.82%          --           --          16.29%
MSCI EAFE Index                                    -23.62%       -1.07%          --           --             --
Lipper International Fund Average                  -24.04%       -0.29%          --           --             --

TOP 10 HOLDINGS % of Total Investments

   United Kingdom/
   Morgan Stanley Capital LLC        5.0%
   United Kingdom/
   GlaxoSmithKline PLC               2.3%
   Finland/
   Nokia Corp.                       2.0%
   Switzerland/
   Nestle SA                         1.8%
   Italy/
   Telecom Italia SpA                1.8%
   United Kingdom/
   Vodafone Group PLC                1.7%
   Japan/
   Toyota Motor Corp.                1.6%
   United Kingdom/
   HSBC Holdings PLC                 1.5%
   United Kingdom/
   Shell Transport & Trading Co.     1.5%
   United Kingdom/
   BP Amoco PLC                      1.5%
   Top Ten Total                    20.7%

TOP 5 COUNTRIES

   United Kingdom                   24.5%
   Japan                            21.1%
   France                           10.4%
   Germany                           9.5%
   Italy                             4.8%

REGIONAL BREAKDOWN

   Asia                             30.8%
   Europe                           66.8%
   North America                     0.3%

PORTFOLIO COMPOSITION

   Common Stock                     97.9%
   Cash Equivalents                  2.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                  PIMCO Select
                                 International D           MSCI EAFE Index
                                 ===============           ===============
    12/31/1997                        10,000                    10,000
    01/31/1998                        10,377                    10,460
    02/28/1998                        11,183                    11,134
    03/31/1998                        12,169                    11,479
    04/30/1998                        12,754                    11,572
    05/31/1998                        13,249                    11,519
    06/30/1998                        13,524                    11,608
    07/31/1998                        14,049                    11,729
    08/31/1998                        11,849                    10,278
    09/30/1998                        11,107                     9,966
    10/31/1998                        11,751                    11,007
    11/30/1998                        12,934                    11,574
    12/31/1998                        13,886                    12,034
    01/31/1999                        14,995                    12,001
    02/28/1999                        14,569                    11,718
    03/31/1999                        15,526                    12,210
    04/30/1999                        16,700                    12,707
    05/31/1999                        16,014                    12,055
    06/30/1999                        17,327                    12,528
    07/31/1999                        18,304                    12,903
    08/31/1999                        18,989                    12,954
    09/30/1999                        19,739                    13,087
    10/31/1999                        20,692                    13,581
    11/30/1999                        24,762                    14,056
    12/31/1999                        29,009                    15,319
    01/31/2000                        28,629                    14,348
    02/29/2000                        33,610                    14,737
    03/31/2000                        31,671                    15,312
    04/30/2000                        28,336                    14,509
    05/31/2000                        25,993                    14,158
    06/30/2000                        26,973                    14,715
    07/31/2000                        25,330                    14,101
    08/31/2000                        26,586                    14,227
    09/30/2000                        24,667                    13,537
    10/31/2000                        22,758                    13,220
    11/30/2000                        21,262                    12,727
    12/31/2000                        21,330                    13,182
    01/31/2001                        21,670                    13,190
    02/28/2001                        19,598                    12,208
    03/31/2001                        17,628                    11,381
    04/30/2001                        18,443                    12,165
    05/31/2001                        17,764                    11,718
    06/30/2001                        16,949                    11,238


The Fund employs a distinctive, multi-level investment approach, focusing on high-quality securities with strong fundamentals. This process starts with an exhaustive bottom-up research effort focusing on both sector and regional factors. Preference is given to companies with sustainable, higher than average growth rates. This process results in a focused portfolio of between 30 and 60 holdings.



*Past performance is no guarantee of future results. The fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies, which may entail greater risk than larger companies including higher volatility and may at times invest in derivatives. Concentration of the fund's assets in one or a few countries may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. See page 30 for footnotes, which include additional details.

                                          6.30.01 | PIMCO Funds Annual Report 23

A GROWTH FUND


PIMCO Target Fund

OBJECTIVE:
Capital appreciation; no consideration given to income.

PORTFOLIO:
Common stocks of companies with market capitalizations of between $1 billion and $10 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
74 (not including short-term instruments)

FUND INCEPTION DATE:
12/17/92

TOTAL NET ASSETS:
$1.8 billion

PORTFOLIO MANAGERS:
Ken Corba
Jeff Parker

[PHOTO]
Ken Corba
Co-Manager

Mr. Corba is Manager Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

[PHOTO]
Jeff Parker
Co-Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 5 years.

Fund finished ahead of its Lipper average
PIMCO Target Fund follows a strict growth discipline, investing in quality companies in the mid-cap arena that have earnings consistency and a positive outlook for continued growth. Although this style-pure approach has generated solid, long-term results, it made for a difficult year, as mid-cap growth stocks were hurt in the stock market sell-off. Still, the Fund's Class D shares maintain a strong 18.96% annual return since inception, outperforming the S&P Mid-Cap 400 Index, which returned 16.56% over the same period. In addition, the Fund has outpaced its Lipper Category Average over the last 1-, 3-, 5-year and since-inception time periods.

Sector results reflected market volatility
The stock market's extreme volatility resulted in no single sector continuously posting positive results. Early in the period, energy companies saw a dramatic increase in demand for their products, driving stock prices higher. Utility stocks also rose dramatically as the effects of deregulation hit the industry. However, by the second quarter of 2001 energy prices started to fall, negatively affecting that sector. Utility stocks also disappointed in the second quarter as investors reacted to political uncertainties over regulation of the industry. While the technology sector struggled throughout the period, certain tech holdings performed exceptionally well in the second quarter. Companies such as KLA-Tencor and Jabil Circuit posted gains, boosting the Fund's returns.

Healthcare exposure typified performance
The same type of mixed performance characterized the healthcare sector. In the first six months, healthcare stock prices rose as hesitant investors flocked to defensive investment positions. One holding in the portfolio, Waters Corporation, saw impressive growth due to increased demand for its specialized laboratory equipment. In the first quarter of 2001, though, healthcare plummeted. Strong fundamentals did not immunize the sector from compressing valuations. By the second quarter, healthcare was once again a strong performer, with companies such as MiniMed and Cytyc posting strong gains.

Long-term outlook favors quality
Despite recent volatility in the stock market, we remain optimistic about the outlook for mid-cap stocks. In the months ahead, we will continue the Fund's focus on quality, favoring companies that meet their earnings estimates and produce earnings regardless of the economic environment. Over the long term we are confident that exposure to mid-caps with attractive fundamentals and growth potential will bode well for investors.


24 PIMCO Funds Annual Report | 6.30.01

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                  1 year       3 year      5 year      10 year      Inception
                                                                                                    (12/17/92)
PIMCO Target Fund D Shares                       -27.82%       16.71%      17.52%         --         18.96%
S&P Mid-Cap 400 Index                              8.89%       14.28%      18.54%         --            --
Lipper Multi-Cap Growth Fund Average             -31.59%        6.90%      11.29%         --            --

TOP 10 HOLDINGS % of Total Investments

   Express Scripts, Inc.                       2.8%
   Laboratory Corp. of America Holdings        2.6%
   Quest Diagnostics, Inc.                     2.5%
   Comverse Technology, Inc.                   2.4%
   B.J.'s Wholesale Club, Inc.                 2.4%
   Mirant Corp.                                2.3%
   Ivax Corp.                                  2.2%
   AmeriSource Health Corp.                    2.2%
   Cytyc Corp.                                 2.0%
   Everest Re Group Ltd.                       1.9%
   Top Ten Total                              23.3%

TOP 5 RELATED INDUSTRIES

   Technology                                 26.3%
   Health Care                                24.9%
   Financial & Business Services              14.8%
   Consumer Discretionary                      9.6%
   Utilities                                   5.9%

PORTFOLIO COMPOSITION

   Common Stock                               93.4%
   Cash Equivalents                            5.7%
   Convertible Bonds & Notes                   0.9%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                            PIMCO            S&P Mid-Cap 400
                          Target D               Index
                         ==========          ===============
   12/31/1992              10,000                10,000
   01/31/1993              10,129                10,125
   02/28/1993              10,069                 9,983
   03/31/1993              10,564                10,328
   04/30/1993              10,316                10,058
   05/31/1993              10,979                10,516
   06/30/1993              11,295                10,569
   07/31/1993              11,601                10,548
   08/31/1993              12,442                10,984
   09/30/1993              12,580                11,100
   10/31/1993              12,680                11,136
   11/30/1993              12,066                10,890
   12/31/1993              12,550                11,396
   01/31/1994              12,870                11,661
   02/28/1994              12,641                11,495
   03/31/1994              12,241                10,963
   04/30/1994              12,531                11,044
   05/31/1994              12,282                10,940
   06/30/1994              11,832                10,563
   07/31/1994              12,561                10,921
   08/31/1994              13,270                11,493
   09/30/1994              13,111                11,278
   10/31/1994              13,370                11,401
   11/30/1994              12,892                10,887
   12/31/1994              13,037                10,987
   01/31/1995              12,784                11,101
   02/28/1995              13,523                11,684
   03/31/1995              13,998                11,887
   04/30/1995              14,160                12,125
   05/31/1995              14,119                12,418
   06/30/1995              15,191                12,923
   07/31/1995              16,181                13,598
   08/31/1995              16,141                13,849
   09/30/1995              16,586                14,185
   10/31/1995              16,819                13,820
   11/30/1995              17,000                14,423
   12/31/1995              17,107                14,387
   01/31/1996              16,938                14,596
   02/29/1996              17,502                15,092
   03/31/1996              18,009                15,273
   04/30/1996              18,822                15,740
   05/31/1996              19,793                15,952
   06/30/1996              19,421                15,713
   07/31/1996              17,242                14,650
   08/31/1996              18,111                15,495
   09/30/1996              19,319                16,171
   10/31/1996              19,342                16,218
   11/30/1996              20,121                17,131
   12/31/1996              19,948                17,150
   01/31/1997              20,587                17,794
   02/28/1997              19,706                17,648
   03/31/1997              18,978                16,895
   04/30/1997              19,195                17,333
   05/31/1997              20,792                18,849
   06/30/1997              21,482                19,378
   07/31/1997              22,964                21,297
   08/31/1997              23,463                21,271
   09/30/1997              24,779                22,495
   10/31/1997              23,426                21,516
   11/30/1997              23,389                21,834
   12/31/1997              23,220                22,682
   01/31/1998              22,700                22,251
   02/28/1998              24,627                24,093
   03/31/1998              25,950                25,180
   04/30/1998              26,803                25,640
   05/31/1998              25,613                24,487
   06/30/1998              27,388                24,641
   07/31/1998              26,449                23,685
   08/31/1998              21,741                19,277
   09/30/1998              23,785                21,076
   10/31/1998              23,901                22,960
   11/30/1998              25,343                24,106
   12/31/1998              28,822                27,017
   01/31/1999              29,252                25,966
   02/28/1999              27,625                24,606
   03/31/1999              29,216                25,295
   04/30/1999              30,058                27,288
   05/31/1999              29,216                27,408
   06/30/1999              31,685                28,872
   07/31/1999              31,203                28,260
   08/31/1999              31,687                27,293
   09/30/1999              31,310                26,450
   10/31/1999              34,244                27,799
   11/30/1999              39,288                29,258
   12/31/1999              47,923                30,996
   01/31/2000              49,241                30,122
   02/29/2000              67,199                32,231
   03/31/2000              64,740                34,928
   04/30/2000              58,421                33,706
   05/31/2000              53,134                33,288
   06/30/2000              60,318                33,777
   07/31/2000              60,607                34,311
   08/31/2000              70,292                38,143
   09/30/2000              67,347                37,884
   10/31/2000              60,235                36,600
   11/30/2000              48,110                33,836
   12/31/2000              52,536                36,425
   01/31/2001              51,501                37,237
   02/28/2001              44,554                35,111
   03/31/2001              39,002                32,502
   04/30/2001              43,647                36,087
   05/31/2001              43,582                36,928
   06/30/2001              43,538                36,780

The Fund seeks to invest in mid-cap companies that create wealth for investors over the long term. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover.


*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium sized companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.


                                          6.30.01 | PIMCO Funds Annual Report 25

AN ENHANCED INDEX FUND


PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO:
288 (not including short-term instruments)

FUND INCEPTION DATE:
7/10/98

TOTAL NET ASSETS:
$46.4 million

PORTFOLIO MANAGERS:
David Stein
Tom Seto


[PHOTO]
David Stein
Co-Manager

Mr. Stein is Managing Director of Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.

[PHOTO]
Tom Seto
Co-Manager

Mr. Seto is a Vice President of Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Consistent strategy helped the Fund through volatile markets
PIMCO Tax-Efficient Equity Fund's objectives are twofold: to provide pre-tax returns above the S&P 500 Index over a market cycle and to provide after-tax returns above the S&P 500 Index by employing tax-management methods to control the realization of capital gains. Although the past year has been extremely volatile, the Fund was able to track its benchmark and slightly outperform its Lipper Category Average while avoiding capital gains distributions.

Losses can be used to benefit shareholders
Although the Fund's Class D shares posted a 1-year return of -15.55%, shareholders should keep in mind that the Fund's losses have value as a tax-management tool; they can be harvested and used to offset future realized gains. In this manner, we are able to reduce future distribution of capital gains, deferring the realization of capital gains tax.

The Fund limited the impact of plummeting growth sectors
Like most large-cap stock funds, PIMCO Tax-Efficient Equity Fund suffered from its exposure to growth stocks in general and the technology and telecommunications sectors in particular, especially in the latter part of 2000. However, careful stock selection and opportunistic selling enabled the Fund Fund was underweight in many of the companies that experienced the steepest declines.

Impact from rapid changes in sector leadership was also contained
The first two quarters of 2001 proved difficult for stocks given the decelerating economy. The market established little momentum and no one sector emerged as a leader. Given this environment, the Fund's broad holdings across all economic sectors limited downside risk while allowing participation in the market's top performers.

Signs of an economic recovery are starting to emerge
Investors seem to be looking past the discouraging current earnings trends and are rotating to sectors that are indicating an earnings rebound six months to a year down the road. Going forward, we expect our structured growth stock selection model, which stays broadly diversified, to provide the greatest opportunity to capture the next market leaders while doing so in a tax-efficient manner. We do not expect the Fund to make any capital gains distributions in the foreseeable future.


26 PIMCO Funds Annual Report | 6.30.01

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                   1 year      3 year       5 year       10 year      Inception
                                                                                                      (7/10/98)
PIMCO Tax-Efficient Equity Fund D Shares          -15.55%         --           --           --            1.07%
S&P 500 Index                                     -14.83%         --           --           --              --
Lipper Large-Cap Core Fund Average                -15.62%         --           --           --              --

TOP 10 HOLDINGS % of Total Investments

   General Electric Co.                     5.0%
   Microsoft Corp.                          3.4%
   Citigroup, Inc.                          3.0%
   Pfizer, Inc.                             2.4%
   Exxon Mobil Corp.                        2.2%
   AOL Time Warner, Inc.                    2.2%
   International Business Machines Corp.    2.0%
   Wal-Mart Stores, Inc.                    1.9%
   Intel Corp.                              1.7%
   American International Group, Inc.       1.6%
   Top Ten Total                           25.4%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services          19.4%
   Technology                             19.1%
   Health Care                            13.8%
   Consumer Discretionary                 10.0%
   Capital Goods                           7.8%

PORTFOLIO COMPOSITION

   Common Stock                           98.9%
   Cash Equivalents                        1.1%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                 PIMCO
                        Tax-Efficient Equity D         S&P 500 Index
                        ======================         =============
     07/31/1998                 10,000                    10,000
     08/31/1998                  8,564                     8,554
     09/30/1998                  9,001                     9,102
     10/31/1998                  9,843                     9,843
     11/30/1998                 10,342                    10,439
     12/31/1998                 10,957                    11,041
     01/31/1999                 11,311                    11,502
     02/28/1999                 10,936                    11,145
     03/31/1999                 11,332                    11,591
     04/30/1999                 11,738                    12,040
     05/31/1999                 11,394                    11,755
     06/30/1999                 12,059                    12,408
     07/31/1999                 11,684                    12,020
     08/31/1999                 11,559                    11,961
     09/30/1999                 11,174                    11,633
     10/31/1999                 11,830                    12,369
     11/30/1999                 12,028                    12,621
     12/31/1999                 12,840                    13,364
     01/31/2000                 12,142                    12,693
     02/29/2000                 12,059                    12,452
     03/31/2000                 13,099                    13,671
     04/30/2000                 12,611                    13,259
     05/31/2000                 12,340                    12,987
     06/30/2000                 12,715                    13,307
     07/31/2000                 12,518                    13,099
     08/31/2000                 13,277                    13,913
     09/30/2000                 12,497                    13,178
     10/31/2000                 12,434                    13,123
     11/30/2000                 11,519                    12,088
     12/31/2000                 11,602                    12,147
     01/31/2001                 11,925                    12,578
     02/28/2001                 10,884                    11,431
     03/31/2001                 10,208                    10,707
     04/30/2001                 10,977                    11,539
     05/31/2001                 11,029                    11,616
     06/30/2001                 10,738                    11,334

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. The managers consider the top 250 stocks for purchase, subject to the model's diversification guidelines. To achieve the Fund's objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions since the Fund's inception.


*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. See page 30 for footnotes, which include additional details.


                                          6.30.01 | PIMCO Funds Annual Report 27

A VALUE FUND


PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $10 billion and below-average valuations whose bus. fundamentals are expected to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO:
35 (not including short-term instruments)

FUND INCEPTION DATE:
12/30/91

TOTAL NET ASSETS:
$319.8 million

PORTFOLIO MANAGER:
John Schneider


[PHOTO]
John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund beat its benchmark by more than 32%
PIMCO Value Fund posted exceptional results over the last year, significantly outperforming both its benchmark and its peers. The Fund's Class D shares returned 42.66% versus 10.34% for the Russell 1000 Value Index and 11.38% for the Lipper Multi-Cap Value Fund Average. The Fund continues to focus on large-cap, undervalued stocks, with the added criteria that stocks selected must show a strong catalyst for change.

Value-oriented market offered widespread opportunities
The basic materials sector performed well, especially in the latter part of the year. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road. The Fund also benefited from its exposure to the healthcare and consumer discretionary sectors. Health-south, a provider of rehabilitative, clinical, diagnostic and surgical health-care services, generated steady returns throughout the year. As a market leader in a defensive industry, Healthsouth became progressively more attractive to investors as the market became increasingly volatile. Within the consumer discretionary sector, JC Penney was a strong performer, benefiting from a strong new management team.

Limited tech exposure proved a prescient move
Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Tech stocks were quite unpredictable and volatile this year, experiencing a dramatic sell-off for much of this period. We intend to remain underweight in the sector until we see evidence of a sustainable recovery. Financial services performed well this year, but the Fund did not own many stocks in this sector and therefore did not reap the benefits.

Future focus lies on industrial America
Looking forward, we plan to maintain our emphasis on industrial America--which is showing signs of a recovery--while steering away from the consumer sector, which could show weakness. The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund.

28 PIMCO Funds Annual Report | 6.30.01

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                 1 year       3 year      5 year      10 year      Inception
                                                                                                   (12/30/91)
PIMCO Value Fund D Shares                        42.66%       14.08%      17.32%         --          16.33%
S&P 500 Index                                   -14.83%        3.89%      14.48%         --             --
Russell 1000 Value Index                         10.34%        5.36%      14.95%         --             --
Lipper Multi-Cap Value Fund Average              11.38%        6.00%      12.76%         --             --

TOP 10 HOLDINGS % of Total Investments

   Alcan, Inc.                              5.5%
   Ace Ltd.                                 5.1%
   Sprint Corp.                             5.1%
   Berkshire Hathaway, Inc.                 5.1%
   AT&T Corp.                               5.0%
   Xerox Corp.                              4.7%
   Paccar, Inc.                             4.7%
   Aon Corp.                                4.7%
   WorldCom, Inc.                           4.7%
   Archer-Daniels-Midland Co.               4.3%
   Top Ten Total                           48.8%

TOP 5 RELATED INDUSTRIES

   Financial & Business Services          20.8%
   Communications                         16.2%
   Materials & Processing                 10.1%
   Technology                              8.4%
   Capital Goods                           6.8%

PORTFOLIO COMPOSITION

   Common Stock                           87.5%
   Cash Equivalents                       12.5%

CHANGE IN VALUE For periods ended 6/30/01

                                    [CHART]

                                                                              Russell 1000 Value
                             PIMCO Value D             S&P 500 Index                Index
                           ================          ================          ================
     12/31/1991                 10,000                    10,000                    10,000
     01/31/1992                 10,286                     9,814                    10,016
     02/29/1992                 10,630                     9,942                    10,261
     03/31/1992                 10,388                     9,748                    10,112
     04/30/1992                 10,432                    10,034                    10,548
     05/31/1992                 10,338                    10,083                    10,600
     06/30/1992                 10,115                     9,933                    10,534
     07/31/1992                 10,470                    10,339                    10,941
     08/31/1992                 10,164                    10,128                    10,606
     09/30/1992                 10,302                    10,247                    10,753
     10/31/1992                 10,364                    10,282                    10,763
     11/30/1992                 10,918                    10,632                    11,116
     12/31/1992                 11,269                    10,762                    11,381
     01/31/1993                 11,503                    10,852                    11,712
     02/28/1993                 11,624                    11,000                    12,124
     03/31/1993                 11,983                    11,232                    12,481
     04/30/1993                 11,770                    10,961                    12,321
     05/31/1993                 11,933                    11,254                    12,569
     06/30/1993                 12,012                    11,287                    12,846
     07/31/1993                 11,951                    11,242                    12,990
     08/31/1993                 12,596                    11,668                    13,459
     09/30/1993                 12,624                    11,579                    13,480
     10/31/1993                 13,057                    11,818                    13,471
     11/30/1993                 12,921                    11,706                    13,193
     12/31/1993                 13,066                    11,847                    13,444
     01/31/1994                 13,668                    12,250                    13,952
     02/28/1994                 13,442                    11,918                    13,475
     03/31/1994                 12,716                    11,398                    12,974
     04/30/1994                 12,558                    11,544                    13,223
     05/31/1994                 12,553                    11,734                    13,375
     06/30/1994                 12,261                    11,446                    13,055
     07/31/1994                 12,769                    11,822                    13,461
     08/31/1994                 13,304                    12,307                    13,848
     09/30/1994                 12,895                    12,006                    13,388
     10/31/1994                 13,029                    12,275                    13,575
     11/30/1994                 12,370                    11,828                    13,026
     12/31/1994                 12,484                    12,004                    13,176
     01/31/1995                 12,820                    12,315                    13,582
     02/28/1995                 13,389                    12,795                    14,119
     03/31/1995                 13,754                    13,173                    14,429
     04/30/1995                 14,122                    13,560                    14,885
     05/31/1995                 14,655                    14,102                    15,511
     06/30/1995                 14,907                    14,430                    15,721
     07/31/1995                 15,559                    14,909                    16,269
     08/31/1995                 15,747                    14,946                    16,498
     09/30/1995                 16,179                    15,577                    17,095
     10/31/1995                 16,221                    15,521                    16,925
     11/30/1995                 16,915                    16,202                    17,783
     12/31/1995                 17,273                    16,515                    18,229
     01/31/1996                 17,762                    17,077                    18,797
     02/29/1996                 18,147                    17,235                    18,940
     03/31/1996                 18,289                    17,401                    19,262
     04/30/1996                 18,524                    17,657                    19,336
     05/31/1996                 18,894                    18,113                    19,577
     06/30/1996                 18,806                    18,182                    19,593
     07/31/1996                 17,789                    17,379                    18,853
     08/31/1996                 18,477                    17,745                    19,392
     09/30/1996                 18,977                    18,744                    20,163
     10/31/1996                 19,243                    19,261                    20,942
     11/30/1996                 20,889                    20,717                    22,461
     12/31/1996                 20,706                    20,306                    22,174
     01/31/1997                 21,397                    21,575                    23,249
     02/28/1997                 21,756                    21,744                    23,591
     03/31/1997                 20,989                    20,851                    22,742
     04/30/1997                 21,811                    22,095                    23,698
     05/31/1997                 23,093                    23,441                    25,023
     06/30/1997                 23,674                    24,491                    26,096
     07/31/1997                 25,233                    26,439                    28,059
     08/31/1997                 24,697                    24,958                    27,060
     09/30/1997                 26,177                    26,325                    28,695
     10/31/1997                 24,853                    25,446                    27,894
     11/30/1997                 25,454                    26,624                    29,127
     12/31/1997                 26,030                    27,081                    29,978
     01/31/1998                 26,129                    27,381                    29,555
     02/28/1998                 27,676                    29,355                    31,544
     03/31/1998                 28,792                    30,859                    33,475
     04/30/1998                 28,234                    31,169                    33,698
     05/31/1998                 28,108                    30,633                    33,200
     06/30/1998                 28,151                    31,878                    33,625
     07/31/1998                 26,963                    31,538                    33,034
     08/31/1998                 23,094                    26,978                    28,118
     09/30/1998                 24,417                    28,707                    29,732
     10/31/1998                 26,568                    31,041                    32,036
     11/30/1998                 28,085                    32,923                    33,529
     12/31/1998                 28,596                    34,820                    34,669
     01/31/1999                 27,901                    36,276                    34,947
     02/28/1999                 26,838                    35,149                    34,454
     03/31/1999                 26,774                    36,555                    35,167
     04/30/1999                 29,585                    37,971                    38,452
     05/31/1999                 30,384                    37,074                    38,029
     06/30/1999                 31,526                    39,132                    39,132
     07/31/1999                 31,176                    37,910                    37,985
     08/31/1999                 30,868                    37,721                    36,576
     09/30/1999                 29,973                    36,689                    35,296
     10/31/1999                 30,056                    39,010                    37,329
     11/30/1999                 29,582                    39,803                    37,037
     12/31/1999                 29,706                    42,148                    37,215
     01/31/2000                 27,918                    40,031                    36,002
     02/29/2000                 25,235                    39,272                    33,327
     03/31/2000                 29,103                    43,114                    37,393
     04/30/2000                 29,027                    41,817                    36,959
     05/31/2000                 30,284                    40,959                    37,347
     06/30/2000                 29,297                    41,969                    35,641
     07/31/2000                 30,715                    41,312                    36,086
     08/31/2000                 32,622                    43,878                    38,092
     09/30/2000                 33,506                    41,562                    38,443
     10/31/2000                 35,832                    41,386                    39,389
     11/30/2000                 36,298                    38,123                    37,927
     12/31/2000                 38,813                    38,310                    39,827
     01/31/2001                 38,840                    39,669                    39,979
     02/28/2001                 38,968                    36,052                    38,867
     03/31/2001                 38,423                    33,768                    37,495
     04/30/2001                 41,174                    36,392                    39,333
     05/31/2001                 41,796                    36,636                    40,218
     06/30/2001                 41,796                    35,744                    39,325

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.



*Past performance is no guarantee of future results. The fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 30 for footnotes, which include additional details.


                                          6.30.01 | PIMCO Funds Annual Report 29

Footnotes

A few footnotes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns represent the blended performance of the Fund's D shares and the prior performance of the Fund's A shares adjusted for D share fees and expenses prior to the inception of D shares. Retail shares were first offered in April 1998 for the MMS Funds except Global Innovation D on 3/00, Growth D on 1/00, Healthcare Innovation D on 6/00, Innovation D on 4/98, Renaissance D on 4/98, Select Growth on 4/00, Select International on 10/00, Target D on 6/00, Healthcare Innovation on 6/00 and Tax-Efficient Equity on 7/98, respectively.

The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.

The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The MSCI EAFE Index is an unmanaged group of over 1,000 stocks considered to be representative of the international stock market in general. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index.

The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

30 PIMCO Funds Annual Report | 6.30.01

PIMCO Schedule of Investments Class D
Capital Appreciation Fund
June 30, 2001

                                                              Value
                                             Shares           (000s)
   COMMON STOCKS 93.2%

   Aerospace 3.4%
   United Technologies Corp.                 149,400   $      10,945
   General Dynamics Corp.                     98,200           7,641
   Boeing Co.                                121,400           6,750
                                                       -------------
                                                              25,336
                                                       =============
   Capital Goods 6.6%
   General Electric Co.                      666,700          32,502
   Tyco International Ltd.                   167,300           9,118
   Weatherford International, Inc. (b)       165,000           7,920
                                                       -------------
                                                              49,540
                                                       =============
   Consumer Discretionary 13.2%
   AOL Time Warner, Inc. (b)                 268,600          14,236
   TJX Cos., Inc.                            285,300           9,094
   Cendant Corp. (b)                         457,200           8,915
   Harley-Davidson, Inc.                     179,200           8,437
   Target Corp.                              236,000           8,166
   McGraw-Hill Cos., Inc.                    123,100           8,143
   Gemstar-TV Guide International, Inc. (b)  184,300           7,851
   Best Buy Co., Inc. (b)                    113,600           7,216
   Home Depot, Inc.                          153,800           7,159
   Federated Department Stores, Inc. (b)     163,200           6,936
   Viacom, Inc. 'B' (b)                       79,463           4,112
   Kohls Corp. (b)                            63,900           4,008
   CVS Corp.                                  97,300           3,756
   Bed, Bath & Beyond, Inc. (b)                6,400             200
   Starbucks Corp. (b)                         5,200             120
   Walgreen Co.                                2,700              92
                                                       -------------
                                                              98,441
                                                       =============
   Consumer Services 1.1%
   Tricon Global Restaurants, Inc. (b)       182,500           8,012
   eBay, Inc. (b)                              4,000             274
                                                       -------------
                                                               8,286
                                                       =============
   Consumer Staples 8.5%
   Quaker Oats Co.                           101,000           9,216
   Sysco Corp.                               337,200           9,155
   Kroger Co. (b)                            355,000           8,875
   Philip Morris Cos., Inc.                  173,000           8,780
   Albertson's, Inc.                         276,100           8,280
   Anheuser-Busch Cos., Inc.                 182,900           7,535
   Safeway, Inc. (b)                         147,000           7,056
   PepsiCo, Inc.                              99,700           4,407
                                                       -------------
                                                              63,304
                                                       =============
   Energy 10.0%
   Exxon Mobil Corp.                         126,000          11,006
   Royal Dutch Petroleum Co.                 143,900           8,385
   Chevron Corp.                              86,800           7,855
   Conoco, Inc.                              260,700           7,534
   Noble Drilling Corp. (b)                  229,200           7,506
   Halliburton Co.                           210,500           7,494
   Nabors Industries, Inc. (b)               193,900           7,213
   Tosco Corp.                               152,700           6,726
   Dynegy, Inc. 'A'                           84,700           3,939
   Anadarko Petroleum Corp.                   71,100           3,842
   Apache Corp.                               65,000           3,299
                                                       -------------
                                                              74,799
                                                       =============
   Financial & Business Services 20.4%
   Citigroup, Inc.                           307,295          16,237
   USA Education, Inc.                       162,100          11,833
   St. Paul Cos., Inc.                       207,600          10,523
   Golden West Financial Corp.               163,200          10,484
   Allstate Corp.                            220,700           9,709
   Household International, Inc.             143,700           9,585
   Fifth Third Bancorp                       154,000           9,248
   Wells Fargo & Co.                         195,100           9,058
   Bank of America Corp.                     145,400           8,728
   AFLAC, Inc.                               269,000           8,471
   Charter One Financial, Inc.               265,200           8,460
   First Data Corp.                          127,800           8,211
   MGIC Investment Corp.                     107,400           7,802
   Equity Residential Properties Trust       135,700           7,674
   Freddie Mac                                86,200           6,034
   Fannie Mae                                 69,600           5,926
   Washington Mutual, Inc.                    95,350           3,580
   Concord EFS, Inc. (b)                       3,600             187
                                                       -------------
                                                             151,750
                                                       =============
   Health Care 16.0%
   Pfizer, Inc.                              393,500          15,760
   Tenet Healthcare Corp. (b)                272,500          14,058
   Allergan, Inc.                            113,200           9,679
   HCA - The Healthcare Co.                  213,200           9,635
   Johnson & Johnson                         188,108           9,405
   IDEC Pharmaceuticals Corp. (b)            137,300           9,294
   Quest Diagnostics, Inc. (b)               121,800           9,117
   Genentech, Inc. (b)                       163,000           8,981
   Forest Laboratories, Inc. (b)             126,100           8,953
   Baxter International, Inc.                163,600           8,016
   American Home Products Corp.              133,000           7,773
   King Pharmaceuticals, Inc. (b)            138,800           7,461
   Genzyme Corp. (b)                           4,000             244
   Stryker Corp.                               4,000             219
   Cardinal Health, Inc.                       3,150             217
   MedImmune, Inc. (b)                         4,500             212
   St. Jude Medical, Inc. (b)                  2,400             144
                                                       -------------
                                                             119,168
                                                       =============
   Materials & Processing 1.0%
   Alcoa, Inc.                               194,000           7,644
                                                       -------------
   Technology 7.7%
   International Business Machines Corp.     112,300          12,690
   Electronic Data Systems Corp.             145,600           9,100
   CIENA Corp. (b)                           201,800           7,668
   Veritas Software Corp. (b)                111,225           7,400
   Oracle Corp. (b)                          381,860           7,255
   Scientific-Atlanta, Inc.                  152,400           6,187
   Amdocs Ltd. (b)                           108,400           5,837
   Nvidia Corp. (b)                            2,500             232
   Comverse Technology, Inc. (b)               3,600             206
   Lexmark International, Inc. (b)             2,600             175
   BEA Systems, Inc. (b)                       5,000             154
   VeriSign, Inc. (b)                          2,000             120
                                                       -------------
                                                              57,024
                                                       =============
   Utilities 5.3%
   Xcel Energy, Inc.                         266,900           7,593
   Duke Energy Corp.                         190,900           7,447
   American Electric Power, Inc.             160,800           7,424
   Exelon Corp.                              108,000           6,925
   Dominion Resources, Inc.                  111,200           6,686
   Calpine Corp. (b)                          90,700           3,428
   Enron Corp.                                 2,000              98
                                                       -------------
                                                              39,601
                                                       -------------
   Total Common Stocks                                       694,893
   (Cost $647,460)                                     =============



                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 31

Capital Appreciation Fund

June 30, 2001

                                             Principal
                                                Amount          Value
                                                (000s)         (000s)

   SHORT-TERM INSTRUMENTS 8.2%

  Repurchase Agreement 8.2%
  State Street Bank
     3.350% due 07/02/2001                  $   61,133    $    61,133
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 4.500% due 04/25/2003 valued
     at $51,004 and Federal Home Loan Bank
     5.020% due 05/02/2003 valued at $11,356.
     Repurchase proceeds are $61,150.)
                                                          -----------
  Total Short-Term Instruments                                 61,133
  (Cost $61,133)                                          ===========

  Total Investments (a) 101.4%                            $   756,026
  (Cost $708,593)

  Other Assets and Liabilities (Net) (1.4%)                   (10,541)
                                                          -----------

  Net Assets 100.0%                                       $   745,485
                                                          ===========

  Notes to Schedule of Investments (amounts in thousands):

  (a) At June 30, 2001, the net unrealized appreciation
  (depreciation) of investments based on cost for federal income tax purposes of $714,094 was as follows:

  Aggregate gross unrealized appreciation for all
  investments in which there was an excess of value
  over tax cost.                                          $    70,394

  Aggregate gross unrealized depreciation for all
  investments in which there was an excess of tax
  cost over value.                                            (28,462)
                                                          -----------

  Unrealized appreciation-net                             $    41,932
                                                          ===========
  (b) Non-income producing security.



32 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Global Innovation Fund
June 30, 2001

                                                            Value
                                           Shares          (000s)

COMMON STOCKS 97.8%

Capital Goods 1.8%
Brooks Automation, Inc. (b)               100,881      $    4,651
                                                       ----------
Communications 9.7%
SK Telecom Co. Ltd. SP - ADR              362,300           6,122
NTT DoCoMo, Inc.                              208           3,619
Telefonaktiebolaget LM
 Ericsson SP - ADR                        662,500           3,591
Anaren Microwave, Inc. (b)                164,300           3,286
Nokia Corp. SP - ADR                      147,800           3,258
China Unicom Ltd. SP - ADR (b)            136,800           2,421
Sonus Networks, Inc. (b)                   87,700           2,049
                                                       ----------
                                                           24,346
                                                       ==========
Consumer Discretionary 1.4%
AOL Time Warner, Inc. (b)                  42,600           2,258
Gemstar-TV Guide International, Inc. (b)   27,800           1,184
                                                       ----------
                                                            3,442
                                                       ==========
Health Care 2.2%
Scios, Inc. (b)                           150,000           3,752
Affymetrix, Inc. (b)                       82,800           1,826
                                                       ----------
                                                            5,578
                                                       ==========
Technology 81.1%
Marvell Technology Group Ltd. (b)         398,300          10,714
Check Point Software Technologies
 Ltd. (b)                                 208,600          10,548
QUALCOMM, Inc. (b)                        179,500          10,497
NetIQ Corp. (b)                           311,300           9,741
Oracle Corp. (b)                          406,900           7,731
Siebel Systems, Inc. (b)                  142,900           6,702
Veritas Software Corp. (b)                 99,900           6,646
Openwave Systems, Inc. (b)                182,200           6,322
Ulticom, Inc. (b)                         184,400           6,233
Extreme Networks, Inc. (b)                208,100           6,139
i2 Technologies, Inc. (b)                 286,400           5,671
BEA Systems, Inc. (b)                     183,700           5,641
Novellus Systems, Inc. (b)                 92,100           5,230
UTStarcom, Inc. (b)                       223,600           5,210
Orbotech Ltd. (b)                         148,163           5,121
Cree, Inc. (b)                            194,900           5,096
Sun Microsystems, Inc. (b)                313,100           4,922
Cisco Systems, Inc. (b)                   269,100           4,898
Brocade Communications Systems, Inc. (b)  109,000           4,795
ASML Holding N.V. (b)                     210,900           4,693
Applied Materials, Inc. (b)                92,800           4,556
Powerwave Technologies, Inc. (b)          307,000           4,452
Mercury Interactive Corp. (b)              73,800           4,421
Emulex Corp. (b)                           93,000           3,757
JDS Uniphase Corp. (b)                    271,900           3,399
Microtune, Inc. (b)                       151,600           3,335
KLA-Tencor Corp. (b)                       56,000           3,274
Pixelworks, Inc. (b)                       91,500           3,270
Research In Motion Ltd. (b)               100,500           3,241
Amkor Technology, Inc. (b)                135,000           2,984
Juniper Networks, Inc. (b)                 95,000           2,955
RF Micro Devices, Inc. (b)                106,500           2,872
Samsung Electronics Co. Ltd.               18,600           2,746
Rudolph Technologies, Inc. (b)             55,500           2,609
Agere Systems, Inc. 'A' (b)               330,400           2,478
Broadcom Corp. 'A' (b)                     57,300           2,450
Cypress Semiconductor Corp. (b)           100,800           2,404
Intersil Corp. (b)                         64,800           2,359
Microsoft Corp. (b)                        31,800           2,321
GlobeSpan, Inc. (b)                       158,200           2,310
National Semiconductor Corp. (b)           75,000           2,184
Microchip Technology, Inc. (b)             59,000           1,972
Applied Micro Circuits Corp. (b)          108,300           1,863
Seachange International, Inc. (b)          82,400           1,486
Micromuse, Inc. (b)                        45,300           1,268
                                                       ----------
                                                          203,516
                                                       ==========
Utilities 1.6%
Korea Telecom Corp. SP - ADR              184,000           4,043
                                                       ----------

Total Common Stocks                                       245,576
(Cost $235,928)                                        ==========

                                          Principal
                                          Amount        Value
                                           (000s)       (000s)
 SHORT-TERM INSTRUMENTS 1.8%

Repurchase Agreement 1.8%
State Street Bank
    3.350% due 07/02/2001               $    4,592     $    4,592
    (Dated 06/29/2001. Collateralized by
    Fannie Mae 6.270% due 11/29/2001
    valued at $4,684. Repurchase proceeds
    are $4,593.)
                                                       ----------
Total Short-Term Instruments                                4,592
(Cost $4,592)                                          ==========

Total Investments (a) 99.6%                            $  250,168
(Cost $240,520)

Other Assets and Liabilities (Net) 0.4%                       899
                                                       ----------

Net Assets 100.0%                                      $  251,067
                                                       ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $262,493 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                         $   10,541

Aggregate gross unrealized depreciation for all
investments in which there was an excess
of tax cost over value.                                   (22,866)
                                                       ----------

Unrealized depreciation-net                            $  (12,325)
                                                       ==========
(b) Non-income producing security.





                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 33

PIMCO Schedule of Investments Class D

Growth & Income Fund
June 30, 2001

                                                                 Value
                                                 Shares         (000s)

COMMON STOCKS 82.7%

Aerospace 2.1%
Empresa Bras de Aeronautica SP - ADR             43,000     $    1,679
                                                            ----------
Capital Goods 7.2%
Tyco International Ltd.                          49,000          2,671
General Electric Co.                             33,400          1,628
Weatherford International, Inc. (b)              30,000          1,440
                                                            ----------
                                                                 5,739
                                                            ==========
Communications 7.5%
Clear Channel Communications, Inc. (b)           27,700          1,737
Verizon Communications, Inc.                     27,600          1,477
Charter Communications, Inc. 'A' (b)             41,700            974
SBC Communications, Inc.                         23,900            957
Nokia Corp. SP - ADR                             35,900            791
                                                            ----------
                                                                 5,936
                                                            ==========
Consumer Discretionary 15.0%
Family Dollar Stores, Inc.                       65,000          1,666
Linens `n Things, Inc. (b)                       60,000          1,639
B.J.'s Wholesale Club, Inc. (b)                  30,000          1,598
General Motors Corp. 'H'                         75,900          1,537
Viacom, Inc. 'B' (b)                             29,500          1,527
AOL Time Warner, Inc. (b)                        28,000          1,484
Target Corp.                                     36,500          1,263
RadioShack Corp.                                 32,600            994
Costco Wholesale Corp. (b)                        6,000            246
                                                            ----------
                                                                11,954
                                                            ==========
Consumer Services 1.5%
Interpublic Group of Cos., Inc.                  40,700          1,195
                                                            ----------
Energy 3.2%
El Paso Corp.                                    25,000          1,314
Dynegy, Inc. 'A'                                 14,000            651
Exxon Mobil Corp.                                 6,500            567
                                                            ----------
                                                                 2,532
                                                            ==========
Financial & Business Services 22.9%
Citigroup, Inc.                                  44,799          2,366
Freddie Mac                                      26,500          1,855
American International Group, Inc.               20,400          1,754
Ace Ltd.                                         40,900          1,599
Federated Investors, Inc. 'B'                    47,400          1,526
XL Capital Ltd. 'A'                              18,400          1,511
Washington Mutual, Inc.                          40,000          1,502
Omnicom Group, Inc.                              16,200          1,393
Spieker Properties, Inc.                         22,700          1,361
Boston Properties, Inc.                          31,800          1,301
AmeriCredit Corp. (b)                            25,000          1,299
Bank of New York Co., Inc.                       15,500            744
                                                            ----------
                                                                18,211
                                                            ==========
Health Care 6.6%
American Home Products Corp.                     30,000          1,753
Johnson & Johnson                                35,000          1,750
Pharmacia Corp.                                  37,800          1,737
                                                            ----------
                                                                 5,240
                                                            ----------
Technology 13.0%
Celestica, Inc. (b)                              39,200          2,019
Flextronics International Ltd. (b)               74,900          1,956
EMC Corp. (b)                                    58,000          1,685
Microsoft Corp. (b)                              22,600          1,650
Dell Computer Corp. (b)                          59,200          1,548
Check Point Software Technologies Ltd. (b)       30,000          1,517
                                                            ----------
                                                                10,375
                                                            ==========
Utilities 3.7%
Exelon Corp.                                     26,300          1,686
Duke Energy Corp.                                17,100            667
Entergy Corp.                                    16,000            614
                                                            ----------
                                                                 2,967
                                                            ----------
Total Common Stocks                                             65,828
(Cost $66,963)                                              ==========

                                           Principal
                                              Amount             Value
                                              (000s)            (000s)
  CONVERTIBLE BONDS & NOTES 6.3%

Echostar Communications
     4.875% due 01/01/2007                $    2,100        $    1,866
Comverse Technology, Inc.
     4.500% due 07/01/2005                       600             1,601
Charter Communications, Inc.
     4.750% due 06/01/2006                       500               534
Lam Research Corp.
     4.000% due 06/01/2006                       140               139
Juniper Networks, Inc.
     4.750% due 03/15/2007                     1,200               864
                                                            ----------
Total Convertible Bonds & Notes                                  5,004
 (Cost $5,310)                                              ==========

    PREFERRED STOCK 8.9%

                                              Shares

   PPL Capital Funding Trust                 100,000             2,540
   Amdocs Automatic Communications
   Exchange                                   30,000             1,515
   Cox Communications Inc.                    21,000             1,218
   Mirant Trust                               11,200               806
   Calpine Capital Trust II                    8,000               643
   UtiliCorp United, Inc.                     10,000               330
                                                            ----------
   Total Preferred Stock                                         7,052
   (Cost $7,499)                                            ==========

    SHORT-TERM INSTRUMENTS 5.3%

                                           Principal
                                              Amount
                                              (000s)

   Repurchase Agreement 5.3%
   State Street Bank
     3.350% due 07/02/2001               $     4,213             4,213
     (Dated 06/29/2001. Collateralized
     by Fannie Mae 5.600% due 07/25/2003
     valued at $4,301. Repurchase proceeds
     are $4,214.)
                                                            ----------
   Total Short-Term Instruments                                  4,213
   (Cost $4,213)                                            ==========

   Total Investments (a) 103.2%                             $   82,097
   (Cost $83,985)

   Other Assets and Liabilities (Net) (3.2%)                    (2,574)
                                                            ----------

   Net Assets 100.0%                                        $   79,523
                                                            ==========

   Notes to Schedule of Investments (amounts in thousands):

   (a) At June 30, 2001, the net unrealized appreciation
   (depreciation) of investments based on cost for federal income tax purposes of $84,461 was as follows:

   Aggregate gross unrealized appreciation for all
   investments in which there was an excess of value
   over tax cost.                                           $    2,572

   Aggregate gross unrealized depreciation for all
   investments in which there was an excess of tax
   cost over value.                                             (4,936)
                                                            ----------

   Unrealized depreciation-net                              $   (2,364)
                                                            ==========
   (b) Non-income producing security.




34 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Growth Fund
June 30, 2001
                                                            Value
                                            Shares         (000s)

COMMON STOCKS 98.1%

Capital Goods 6.5%
General Electric Co.                     1,000,000    $    48,750
Tyco International Ltd.                    750,000         40,875
Illinois Tool Works, Inc.                  500,000         31,650
                                                      -----------
                                                          121,275
                                                      ===========
Communications 3.5%
Nokia Corp. SP - ADR                     1,500,000         33,060
Clear Channel Communications, Inc. (b)     500,000         31,350
                                                      -----------
                                                           64,410
                                                      ===========

Consumer Discretionary 11.2%
AOL Time Warner, Inc. (b)                  750,000         39,750
Wal-Mart Stores, Inc.                      750,000         36,600
Target Corp.                             1,000,000         34,600
Kohls Corp. (b)                            500,000         31,365
Viacom, Inc. 'B' (b)                       500,000         25,875
Home Depot, Inc.                           500,000         23,275
Walgreen Co.                               500,000         17,075
                                                      -----------
                                                          208,540
                                                      ===========
Consumer Services 3.4%
Comcast Corp. Special 'A' (b)              750,000         32,550
Carnival Corp.                           1,000,000         30,700
                                                      -----------
                                                           63,250
                                                      ===========
Consumer Staples 6.7%
Philip Morris Cos., Inc.                 1,000,000         50,750
Sysco Corp.                              1,500,000         40,725
PepsiCo, Inc.                              750,000         33,150
                                                      -----------
                                                          124,625
                                                      ===========
Energy 1.4%
El Paso Corp.                              500,000         26,270
                                                      -----------
Financial & Business Services 22.2%
Citigroup, Inc.                          1,500,000         79,260
American International Group, Inc.         750,000         64,500
First Data Corp.                         1,000,000         64,250
Omnicom Group, Inc.                        500,000         43,000
Washington Mutual, Inc.                  1,000,000         37,550
Freddie Mac                                500,000         35,000
Morgan Stanley, Dean Witter & Co.          500,000         32,115
Northern Trust Corp.                       500,000         31,250
Bank of New York Co., Inc.                 500,000         24,000
                                                      -----------
                                                          410,925
                                                      ===========
Health Care 15.3%
Amgen, Inc. (b)                          1,000,000         60,680
Cardinal Health, Inc.                      750,000         51,750
Johnson & Johnson                        1,000,000         50,000
UnitedHealth Group, Inc.                   750,000         46,313
Pfizer, Inc.                             1,000,000         40,049
Pharmacia Corp.                            750,000         34,462
                                                      -----------
                                                          283,254
                                                      ===========
Technology 20.8%
Microsoft Corp. (b)                      1,000,000         73,000
Electronic Data Systems Corp.              750,000         46,875
Applied Materials, Inc. (b)                750,000         36,825
Intel Corp.                              1,000,000         29,250
EMC Corp. (b)                            1,000,000         29,050
Cisco Systems, Inc. (b)                  1,500,000         27,300
Celestica, Inc. (b)                        500,000         25,750
Siebel Systems, Inc. (b)                   500,000         23,450
VERITAS Software Corp. (b)                 350,000         23,286
Micron Technology, Inc. (b)                500,000         20,550
Flextronics International Ltd. (b)         750,000         19,583
Texas Instruments, Inc.                    500,000         15,750
BEA Systems, Inc. (b)                      500,000         15,355
                                                      -----------
                                                          386,024
                                                      ===========
Utilities 7.1%
Exelon Corp.                               750,000         48,090
Duke Energy Corp.                        1,000,000         39,010
Mirant Corp. (b)                           650,000         22,360
AES Corp. (b)                              500,000         21,525
                                                      -----------
                                                          130,985
                                                      -----------
Total Common Stocks                                     1,819,558
(Cost $1,663,607)                                     ===========

                                        Principal
                                           Amount           Value
                                           (000s)          (000s)

CONVERTIBLE BONDS & NOTES 0.0%

Cabbell Financial Grantor Trust (c)
  6.881% due 12/31/2002                    $  359     $        36
                                                      -----------
Total Convertible Bonds & Notes                                36
(Cost $358)                                           ===========

SHORT-TERM INSTRUMENTS 2.1%

Repurchase Agreement 2.1%
State Street Bank
  3.350% due 07/02/2001                    38,477          38,477
  (Dated 06/29/2001. Collateralized by
  Fannie Mae 4.625% due 05/15/2003
  valued at $39,250.
  Repurchase proceeds are $38,488.)
                                                      -----------
Total Short-Term Instruments                               38,477
(Cost $38,477)                                        ===========

Total Investments (a) 100.2%                          $ 1,858,071
(Cost $1,702,442)

Other Assets and Liabilities (Net) (0.2%)                  (4,209)
                                                      -----------

Net Assets 100.0%                                     $ 1,853,862
                                                      ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,710,058 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                        $   234,069

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                          (86,056)
                                                      -----------

Unrealized appreciation-net                           $   148,013
                                                      ===========

(b) Non-income producing security.

(c) Security is in default.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 35

PIMCO Schedule of Investments Class D
Healthcare Innovation Fund
June 30, 2001

                                                                        Value
                                                       Shares          (000s)

COMMON STOCKS 99.3%

Health Care 99.3%
Protein Design Labs, Inc. (b)                           1,300      $      113
Scios, Inc. (b)                                         4,500             113
Genentech, Inc. (b)                                     2,000             110
MedImmune, Inc. (b)                                     2,300             109
Millennium Pharmaceuticals, Inc. (b)                    2,900             103
CV Therapeutics, Inc. (b)                               1,800             103
Vertex Pharmaceuticals, Inc. (b)                        1,800              89
Gilead Sciences, Inc. (b)                               1,500              87
Celgene Corp. (b)                                       3,000              87
Allergan, Inc.                                          1,000              86
Medarex, Inc. (b)                                       3,600              85
Myriad Genetics, Inc. (b)                               1,300              82
Praecis Pharmaceuticals, Inc. (b)                       5,000              82
IDEC Pharmaceuticals Corp. (b)                          1,200              81
Wellpoint Health Networks, Inc. (b)                       800              75
Elan Corp. PLC SP - ADR (b)                             1,200              73
OSI Pharmaceuticals, Inc. (b)                           1,200              63
Abbott Laboratories                                     1,200              58
Enzon, Inc. (b)                                           900              56
Amgen, Inc. (b)                                           900              55
Ligand Pharmaceuticals, Inc. (b)                        4,600              52
Immunex Corp. (b)                                       2,900              51
Watson Pharmaceuticals, Inc. (b)                          800              49
Barr Laboratories, Inc. (b)                               700              49
Eli Lilly & Co.                                           650              48
Lincare Holdings, Inc. (b)                              1,600              48
Affymetrix, Inc. (b)                                    2,000              44
King Pharmaceuticals, Inc. (b)                            800              43
Bristol-Myers Squibb Co.                                  800              42
Guidant Corp. (b)                                       1,100              40
Ivax Corp. (b)                                          1,000              39
Teva Pharmaceutical Industries Ltd. SP - ADR              600              37
UnitedHealth Group, Inc.                                  600              37
Express Scripts, Inc. (b)                                 600              33
Medtronic, Inc.                                           700              32
IMPATH, Inc. (b)                                          700              31
Triad Hospitals, Inc. (b)                               1,000              29
HCA - The Healthcare Co.                                  600              27
Quest Diagnostics, Inc. (b)                               200              15
Cambrex Corp.                                             200              10
Waters Corp. (b)                                          200               6
                                                                   ----------
Total Common Stocks                                                     2,472
(Cost $2,226)                                                      ==========

                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)

SHORT-TERM INSTRUMENTS 0.4%

Repurchase Agreement 0.4%

State Street Bank

  3.350% due 07/02/2001                            $        9      $        9
  (Dated 06/29/2001. Collateralized by
  Federal Farm Credit Bank
  4.450% due 05/16/2003 valued at $10.
  Repurchase proceeds are $9.)
                                                                   ----------
Total Short-Term Instruments                                                9
(Cost $9)                                                          ==========

Total Investments (a) 99.7%                                        $    2,481
(Cost $2,235)

Other Assets and Liabilities (Net) 0.3%                                     7
                                                                   ----------

Net Assets 100.0%                                                  $    2,488
                                                                   ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,280 was as follows:

Aggregate gross unrealized
appreciation for all
investments in which there was an
excess of value
over tax cost.                                                     $      265

Aggregate gross unrealized
depreciation for all
investments in which there was an
excess of tax
cost over value.                                                          (64)
                                                                   ----------
Unrealized appreciation-net                                        $      201
                                                                   ==========
(b) Non-income producing security.

36 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Innovation Fund
June 30, 2001

                                                                       Value
                                                       Shares          (000s)

COMMON STOCKS 98.5%

Communications 2.5%
Nokia Corp. SP - ADR                                2,020,300    $     44,527
Telefonaktiebolaget LM Ericsson SP - ADR            3,328,000          18,038
Tellium, Inc. (b)                                     166,500           3,030
                                                                 ------------
                                                                       65,595
                                                                 ============
Consumer Discretionary 5.4%
AOL Time Warner, Inc. (b)                           1,521,500          80,640
Amazon.com, Inc. (b)                                2,339,700          33,107
Gemstar-TV Guide International, Inc. (b)              660,867          28,153
                                                                 ------------
                                                                      141,900
                                                                 ============
Consumer Services 3.2%
eBay, Inc. (b)                                        731,800          50,121
Comcast Corp. Special 'A' (b)                         745,000          32,333
                                                                 ------------
                                                                       82,454
                                                                 ============
Health Care 2.3%
Amgen, Inc. (b)                                       623,600          37,840
IDEC Pharmaceuticals Corp. (b)                        325,300          22,020
                                                                 ------------
                                                                       59,860
                                                                 ============
Technology 85.1%
Veritas Software Corp. (b)                          1,396,000          92,876
PeopleSoft, Inc. (b)                                1,742,800          85,798
Applied Materials, Inc. (b)                         1,745,700          85,714
Siebel Systems, Inc. (b)                            1,730,600          81,165
Dell Computer Corp. (b)                             3,074,200          80,390
QUALCOMM, Inc. (b)                                  1,336,300          78,147
Sun Microsystems, Inc. (b)                          4,902,100          77,061
Micron Technology, Inc. (b)                         1,866,800          76,725
Cisco Systems, Inc. (b)                             3,870,900          70,450
Microsoft Corp. (b)                                   956,600          69,832
Broadcom Corp. 'A' (b)                              1,593,800          68,151
International Business Machines Corp.                 587,300          66,365
Extreme Networks, Inc. (b)                          2,242,200          66,145
Intel Corp.                                         2,007,400          58,716
KLA-Tencor Corp. (b)                                  970,000          56,716
Teradyne, Inc. (b)                                  1,671,000          55,310
Amdocs Ltd. (b)                                       992,700          53,457
Brocade Communications Systems, Inc. (b)            1,186,100          52,177
i2 Technologies, Inc. (b)                           2,621,600          51,908
QLogic Corp. (b)                                      714,100          46,024
Sanmina Corp. (b)                                   1,920,054          44,948
EMC Corp. (b)                                       1,491,300          43,322
Check Point Software Technologies Ltd. (b)            817,300          41,331
BMC Software, Inc. (b)                              1,815,400          40,919
LSI Logic Corp. (b)                                 2,157,980          40,570
Novellus Systems, Inc. (b)                            707,700          40,190
BEA Systems, Inc. (b)                               1,304,500          40,061
Foundry Networks, Inc. (b)                          1,982,500          39,610
Compaq Computer Corp.                               2,469,800          38,257
Juniper Networks, Inc. (b)                          1,223,300          38,045
Xilinx, Inc. (b)                                      873,800          36,036
JDS Uniphase Corp. (b)                              2,747,365          34,342
Maxim Integrated Products, Inc. (b)                   765,400          33,838
GlobeSpan, Inc. (b)                                 2,207,600          32,231
Comverse Technology, Inc. (b)                         547,700          31,274
Openwave Systems, Inc. (b)                            825,200          28,634
ONI Systems Corp. (b)                                 993,400          27,716
Texas Instruments, Inc.                               865,800          27,273
Applied Micro Circuits Corp. (b)                    1,570,000          27,004
Taiwan Semiconductor Manufacturing Co. Ltd.
  SP - ADR (b)                                      1,696,380          25,768
Emulex Corp. (b)                                      594,600          24,022
Rational Software Corp. (b)                           813,300          22,813
Lam Research Corp. (b)                                722,900          21,434
Research In Motion Ltd. (b)                           646,800          20,859
Cree, Inc. (b)                                        647,900          16,939
Vignette Corp. (b)                                  1,609,900          14,280
Flextronics International Ltd. (b)                    498,300          13,011
Agere Systems, Inc. 'A' (b)                         1,088,000           8,160
                                                                 ------------
                                                                    2,226,014
                                                                 ------------
Total Common Stocks                                                 2,575,823
(Cost $2,607,680)                                                ============

                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)

SHORT-TERM INSTRUMENTS 2.0%

Repurchase Agreement 2.0%
State Street Bank
  3.350% due 07/02/2001                           $    52,471   $      52,471
  (Dated 06/29/2001. Collateralized by
  Fannie Mae 7.125% due 06/15/2010 valued at
  $51,002 and Federal Home Loan Bank
  5.455% due 02/07/2003 valued at
  $2,522. Repurchase proceeds are $52,486.)
                                                                -------------
Total Short-Term Instruments                                           52,471
(Cost $52,471)                                                  =============

Total Investments (a) 100.5%                                    $   2,628,294
(Cost $2,660,151)

Other Assets and Liabilities (Net) (0.5%)                             (13,449)
                                                                -------------

Net Assets 100.0%                                               $   2,614,845
                                                                =============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,887,655 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an
excess of value over tax cost.                                  $     219,488

Aggregate gross unrealized depreciation for all
investments in which there was an
excess of tax cost over value.                                       (478,849)
                                                                -------------
Unrealized depreciation-net                                     $    (259,361)
                                                                =============
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 37

PIMCO Schedule of Investments Class D
Mid-Cap Fund
June 30, 2001

                                                                        Value
                                                         Shares        (000s)
COMMON STOCKS 92.9%

Consumer Discretionary 6.0%

Jones Apparel Group, Inc. (b)                          372,100    $    16,075
B.J.'s Wholesale Club, Inc. (b)                        251,553         13,398
Liz Claiborne, Inc.                                    213,800         10,786
Federated Department Stores, Inc. (b)                  244,099         10,374
Blockbuster, Inc. 'A'                                  513,300          9,368
Toys R Us, Inc. (b)                                    118,078          2,922
                                                                  -----------
                                                                       62,923
                                                                  ===========
Consumer Services 3.4%

Harrah's Entertainment, Inc. (b)                       355,000         12,531
Tricon Global Restaurants, Inc. (b)                    257,400         11,300
Brinker International, Inc. (b)                        237,646          6,143
Sabre Holdings Corp. 'A' (b)                           107,700          5,385
                                                                  -----------
                                                                       35,359
                                                                  ===========
Consumer Staples 3.7%

McCormick & Co.                                        411,400         17,287
Pepsi Bottling Group, Inc.                             257,600         10,330
Flowers Foods, Inc. (b)                                172,500          5,408
Grainger (W.W.), Inc.                                  127,800          5,260
                                                                  -----------
                                                                       38,285
                                                                  ===========
Energy 13.7%

Murphy Oil Corp.                                       210,900         15,522
Kerr-McGee Corp.                                       201,200         13,334
Noble Drilling Corp. (b)                               400,000         13,100
Nabors Industries, Inc. (b)                            330,700         12,302
Equitable Resources, Inc.                              327,800         10,919
Noble Affiliates, Inc.                                 305,200         10,789
Pride International, Inc. (b)                          493,805          9,382
Tidewater, Inc.                                        234,800          8,852
Valero Energy Corp.                                    231,500          8,515
Patterson-UTI Energy, Inc.                             410,700          7,339
Anadarko Petroleum Corp.                               101,381          5,478
Dynegy, Inc. 'A'                                       116,338          5,410
Ocean Energy, Inc.                                     304,400          5,312
Tosco Corp.                                            114,300          5,035
Apache Corp.                                            89,200          4,527
ENSCO International, Inc.                              161,485          3,779
Global Marine, Inc. (b)                                170,743          3,181
BJ Services Co. (b)                                     36,444          1,034
                                                                  -----------
                                                                      143,810
                                                                  ===========
Financial & Business Services 30.7%

Heller Financial, Inc. 'A'                             468,300         18,732
Ace Ltd.                                               433,300         16,938
Old Republic International Corp.                       569,300         16,510
USA Education, Inc.                                    223,300         16,301
Dime Bancorp, Inc.                                     426,481         15,886
Pacific Century Financial Corp.                        614,000         15,835
St. Paul Companies, Inc.                               309,900         15,709
Charter One Financial, Inc.                            451,300         14,396
Sovereign Bancorp, Inc.                              1,075,400         13,980
Liberty Property Trust                                 471,700         13,962
Equity Residential Properties Trust                    240,800         13,617
Ambac Financial Group, Inc.                            232,400         13,526
Federated Investors, Inc. 'B'                          404,200         13,015
Reinsurance Group of America                           337,500         12,791
Torchmark Corp.                                        298,800         12,015
Hudson City Bancorp, Inc.                              519,400         11,992
SouthTrust Corp.                                       453,100         11,781
PMI Group, Inc.                                        159,200         11,408
Associates Corp. of North America                      314,800         11,330
Concord EFS, Inc. (b)                                  210,700         10,959
Golden West Financial Corp.                            156,600         10,060
Kimco Realty Corp.                                     202,300          9,579
Archstone Communities                                  352,200          9,080
North Fork Bancorporation, Inc.                        203,900          6,321
Hibernia Corp.                                         312,500          5,561
                                                                  -----------
                                                                      321,284
                                                                  ===========
Health Care 9.8%

Tenet Healthcare Corp. (b)                             381,800         19,697
Quest Diagnostics, Inc. (b)                            175,800         13,159
Forest Laboratories, Inc. (b)                          176,100         12,503
King Pharmaceuticals, Inc. (b)                         226,100         12,153
Allergan, Inc.                                         139,500         11,927
Invitrogen Corp. (b)                                   160,900         11,553
Protein Design Labs, Inc. (b)                          130,146         11,291
IDEC Pharmaceuticals Corp. (b)                         156,000         10,559
                                                                  -----------
                                                                      102,842
                                                                  ===========
Technology 13.4%

International Game Technology (b)                      392,400         24,622
Fluor Corp.                                            710,896         14,047
SunGard Data Systems, Inc. (b)                         466,800         14,009
Comverse Technology, Inc. (b)                          223,600         12,768
L-3 Communications Holdings, Inc. (b)                  160,500         12,246
Lexmark International, Inc. (b)                        176,900         11,897
Cabletron Systems, Inc. (b)                            510,486         11,665
CSG Systems International, Inc. (b)                    191,100         10,847
Amdocs Ltd. (b)                                        193,800         10,436
PerkinElmer, Inc.                                      321,000          8,837
Scientific-Atlanta, Inc.                               214,200          8,697
                                                                  -----------
                                                                      140,071
                                                                  ===========
Utilities 12.2%

PPL Corp.                                              239,900         13,195
Exelon Corp.                                           193,800         12,426
Entergy Corp.                                          314,400         12,070
Wisconsin Energy Corp.                                 496,800         11,809
NiSource, Inc.                                         414,800         11,336
Progress Energy, Inc.                                  251,188         11,283
Xcel Energy, Inc.                                      371,400         10,566
Pinnacle West Capital Corp.                            221,300         10,490
Allegheny Energy, Inc.                                 213,900         10,321
Dominion Resources, Inc.                               165,400          9,946
Constellation Energy Group, Inc.                       226,200          9,636
Calpine Corp. (b)                                      109,300          4,132
                                                                  -----------
                                                                      127,210
                                                                  -----------
Total Common Stocks                                                   971,784
(Cost $885,393)                                                   ===========

SHORT-TERM INSTRUMENTS 7.0%

                                                    Principal
                                                       Amount
                                                       (000s)

Repurchase Agreement 7.0%

State Street Bank
     3.350% due 07/02/2001                        $    73,616          73,616
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 7.250% due 05/15/2030
     valued at $24,090 and Fannie Mae
     6.230% due 08/20/2001 valued at $51,004.
     Repurchase proceeds are $73,637.)
                                                                  -----------
Total Short-Term Instruments                                           73,616
(Cost $73,616)                                                    ===========

Total Investments (a) 99.9%                                       $ 1,045,400
(Cost $959,009)

Other Assets and Liabilities (Net) 0.1%                                 1,008
                                                                  -----------
Net Assets 100.0%                                                 $ 1,046,408
                                                                  ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $965,913 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost.                                           $   129,952

Aggregate gross unrealized depreciation
for all investments in which there was an excess
of tax cost over value.                                               (50,465)
                                                                  -----------
Unrealized appreciation-net                                       $    79,487
                                                                  ===========
(b) Non-income producing security.

38 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Renaissance Fund
June 30, 2001

                                                                        Value
                                                       Shares          (000s)

COMMON STOCKS 90.6%

Aerospace 3.4%

Raytheon Co.                                        1,288,104    $     34,199
Northrop Grumman Corp.                                 97,500           7,810
Orbital Sciences Corp. (b)                          1,711,200           6,639
                                                                 ------------
                                                                       48,648
                                                                 ============
Building 2.4%

York International Corp.                              976,700          34,204
                                                                 ------------
Capital Goods 8.9%

Navistar International Corp. (b)                    1,941,200          54,605
Visteon Corp.                                       1,547,700          28,447
CNH Global NV                                       2,846,800          16,882
Cummins Engine Co., Inc.                              345,000          13,352
Cooper Industries, Inc.                               310,000          12,273
                                                                 ------------
                                                                      125,559
                                                                 ============
Communications 10.5%

AT&T Corp.                                          2,703,576          59,478
Sprint Corp.                                        2,478,000          52,930
WorldCom, Inc. (b)                                  2,405,000          34,151
MCI WorldCom, Inc.                                     86,800           1,397
                                                                 ------------
                                                                      147,956
                                                                 ============
Consumer Discretionary 7.2%

J.C. Penney Co.                                     1,133,000          29,865
Tupperware Corp.                                    1,049,200          24,583
Hasbro, Inc.                                        1,506,300          21,766
Office Depot, Inc. (b)                              2,025,000          21,020
Linens `n Things, Inc. (b)                            170,000           4,644
                                                                 ------------
                                                                      101,878
                                                                 ============
Consumer Staples 4.8%

Archer-Daniels-Midland Co.                          1,763,900          22,930
Tate & Lyle PLC                                     4,829,468          19,044
Corn Products International, Inc.                     375,000          12,000
Great Atlantic & Pacific Tea Co., Inc.                428,700           6,345
SUPERVALU, Inc.                                       340,000           5,967
Dean Foods Co.                                         20,000             804
Tyson Foods, Inc.                                      10,000              92
                                                                 ------------
                                                                       67,182
                                                                 ============
Energy 2.9%

Diamond Offshore Drilling, Inc.                     1,254,400          41,458
                                                                 ------------
Financial & Business Services 21.2%

Ace Ltd.                                            1,616,400          63,185
PartnerRe Ltd.                                      1,030,000          57,062
Aon Corp.                                           1,563,700          54,730
Fairfax Financial Holdings Ltd. (b)                   238,900          35,876
Golden State Bancorp, Inc.                          1,100,000          33,880
Mutual Risk Management Ltd.                         2,462,000          21,912
Pacific Century Financial Corp.                       649,600          16,753
Odyssey Re Holdings Corp. (b)                         562,400          10,163
Cincinnati Financial Corp.                             50,000           1,975
Safeco Corp.                                           50,000           1,475
CNA Financial Corp. (b)                                35,000           1,381
Sovereign Bancorp, Inc.                                75,000             975
                                                                 ------------
                                                                      299,367
                                                                 ============
Health Care 5.7%

Aetna, Inc. (b)                                     1,597,100          41,317
PacifiCare Health Systems, Inc. (b)                 2,009,600          32,756
HEALTHSOUTH Corp. (b)                                 203,800           3,255
Healthnet International, Inc. (b)                     150,000           2,610
                                                                 ------------
                                                                       79,938
                                                                 ============
Materials & Processing 10.7%

Alcan, Inc.                                         1,526,500          64,144
Nucor Corp.                                           648,169          31,689
Solutia, Inc.                                       2,261,500          28,834
IMC Global, Inc.                                    2,008,500          20,487
Eastman Chemical Co.                                   42,000           2,000
Nova Chemicals Corp.                                   80,000           1,655
USX-U.S. Steel Group, Inc.                             60,000           1,209
Crompton Corp.                                         60,000             654
                                                                 ------------
                                                                      150,672
                                                                 ============
Technology 5.0%

Xerox Corp.                                         3,750,500          35,892
Micron Technology, Inc. (b)                           857,000          35,223
Axcelis Technologies, Inc. (b)                          4,800              71
                                                                 ------------
                                                                       71,186
                                                                 ============
Transportation 0.8%

Burlington Northern Santa Fe Corp.                    310,000           9,353
CSX Corp.                                              70,000           2,537
                                                                 ------------
                                                                       11,890
                                                                 ============
Utilities 7.1%

Niagara Mohawk Holdings, Inc.                       2,530,200          44,759
PG&E Corp. (b)                                      3,609,200          40,423
Western Resources, Inc.                               679,000          14,599
                                                                 ------------
                                                                       99,781
                                                                 ------------
Total Common Stocks                                                 1,279,719
(Cost $1,222,482)                                                ============

   SHORT-TERM INSTRUMENTS 9.3%

                                           Principal
                                              Amount
                                              (000s)

Repurchase Agreement 9.3%

State Street Bank
     3.350% due 07/02/2001                        $   131,349         131,349
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 6.875% due 09/15/2010
     valued at $31,977, Fannie Mae 7.000%
     due 05/01/2003 valued at $51,005 and
     Fannie Mae 7.000% due 07/15/2005 valued
     at $51,001.
     Repurchase proceeds are $131,386.)
                                                                 ------------
Total Short-Term Instruments                                          131,349
(Cost $131,349)                                                  ============

Total Investments (a) 99.9%                                      $  1,411,068
(Cost $1,353,831)

Other Assets and Liabilities (Net) 0.1%                                 1,956
                                                                 ------------
Net Assets 100.0%                                                $  1,413,024
                                                                 ============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,362,080 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $    127,385

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                      (78,397)
                                                                 ------------
Unrealized appreciation-net                                      $     48,988
                                                                 ============
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 39

PIMCO Schedule of Investments Class D
Select Growth Fund
June 30, 2001

                                                                        Value
                                                    Shares             (000s)

COMMON STOCKS 99.1%

Capital Goods 4.5%

Illinois Tool Works, Inc.                           35,000        $     2,216
                                                                  -----------
Communications 3.3%

Nokia Corp. SP - ADR                                75,000              1,653
                                                                  -----------
Consumer Discretionary 9.8%

Viacom, Inc. 'B' (b)                                35,000              1,811
Wal-Mart Stores, Inc.                               35,000              1,708
AOL Time Warner, Inc. (b)                           25,000              1,325
                                                                  -----------
                                                                        4,844
                                                                  ===========
Consumer Services 3.1%

Comcast Corp. Special 'A' (b)                       35,000              1,519
                                                                  -----------
Consumer Staples 9.6%

Philip Morris Cos., Inc.                            50,000              2,538
PepsiCo, Inc.                                       50,000              2,210
                                                                  -----------
                                                                        4,748
                                                                  ===========
Financial & Business Services 30.0%

American International Group, Inc.                  35,000              3,010
Omnicom Group, Inc.                                 35,000              3,010
Citigroup, Inc.                                     50,000              2,642
Freddie Mac                                         35,000              2,450
First Data Corp.                                    35,000              2,249
Washington Mutual, Inc.                             40,000              1,502
                                                                  -----------
                                                                       14,863
                                                                  ===========
Health Care 16.3%

Cardinal Health, Inc.                               35,000              2,415
Amgen, Inc. (b)                                     35,000              2,123
Pfizer, Inc.                                        50,000              2,003
UnitedHealth Group, Inc.                            25,000              1,544
                                                                  -----------
                                                                        8,085
                                                                  ===========
Technology 18.0%

Microsoft Corp. (b)                                 50,000              3,650
Applied Materials, Inc. (b)                         35,000              1,718
Cisco Systems, Inc. (b)                             75,000              1,365
BEA Systems, Inc. (b)                               25,000                768
Intel Corp.                                         25,000                731
Veritas Software Corp. (b)                          10,000                665
                                                                  -----------
                                                                        8,897
                                                                  ===========
Utilities 4.5%

Exelon Corp.                                        35,000              2,244
                                                                  -----------
Total Common Stocks                                                    49,069
(Cost $52,413)                                                    ===========

                                                 Principal
                                                    Amount              Value
                                                    (000s)             (000s)

SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%

State Street Bank
     3.350% due 07/02/2001                       $     593        $       593
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 4.500% due 04/25/2003
     valued at $609.
     Repurchase proceeds are $593.)

Total Short-Term Instruments                                     ------------
(Cost $593)                                                               593
                                                                 ============

Total Investments (a) 100.3%                                     $     49,662
(Cost $53,006)

Other Assets and Liabilities (Net)                                       (152)
(0.3%)                                                           ------------

Net Assets 100.0%                                                $     49,510
                                                                 ============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $53,049 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $      1,064

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (4,451)
                                                                 ------------
Unrealized depreciation-net                                      $     (3,387)
                                                                 ============
(b) Non-income producing security.

40 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Schedule of Investments Class D
Select International Fund
June 30, 2001
                                                              Value
                                              Shares         (000s)
COMMON STOCKS 97.3%

Australia 1.5%
National Australia Bank Ltd.                  46,072       $    824
Australia & New Zealand Bank                  60,477            521
Cable & Wireless Optus Ltd. (b)               28,346             54
                                                           --------
                                                              1,399
                                                           ========
Brazil 0.0%
Bradespar SA                               7,276,037              3
Tele Norte Leste Participacoes SA            132,666              2
Telesp Celular (b)                                76              0
                                                           --------
                                                                  5
                                                           ========
Canada 0.3%
Nortel Networks Corp.                         30,474            281
                                                           --------
China 3.3%
Hutchison Whampoa Ltd.                        50,000            505
Sun Hung Kai Properties                       49,000            441
Wheellock & Co.                              532,000            425
Kerry Properties                             214,000            288
Henderson Land Development                    60,000            265
Citic Pacific Ltd.                            85,000            263
Qingling Motors Co. `H'                    1,000,000            244
PetroChina Co. Ltd. `H'                      968,000            201
Wing Lung Bank                                38,200            178
Swire Pacific                                 24,500            126
New World Development Co. Ltd.                79,000             96
Shum Yip Investment                          246,000             77
Pacific Century                              106,000             30
                                                           --------
                                                              3,139
                                                           ========
Denmark 0.1%
Danske Bank                                    5,044             91
                                                           --------
Finland 2.5%
Nokia Corp.                                   81,780          1,855
Pohjola Group Insurance Corp.                 19,800            385
Okobank                                        6,964             75
                                                           --------
                                                              2,315
                                                           ========
France 10.4%
Aventis SA                                    15,877          1,269
Vivendi Universal SA                          15,478            903
Groupe Danone                                  5,144            707
Banque National de Paris                       8,004            697
Generale de Sante (b)                         32,300            526
TotalFinaElf SA                                3,742            525
France Telecom SA                             10,301            491
JC Decaux SA (b)                              36,300            486
Lafarge SA                                     5,163            442
Vinci                                          6,888            439
Schneider SA                                   7,495            415
Axa                                           14,316            408
Pechiney SA                                    7,570            385
L'Oreal SA                                     4,600            297
Castorama Dubois (b)                           1,300            280
Carrefour SA                                   4,750            252
Alcatel Telecommunications SA                 10,587            222
Renault SA                                     4,524            204
Ass Generale de France                         2,900            161
Cap Gemini SA                                  1,900            138
Pinault-Printemps Redoute                        757            110
Wanadoo (b)                                   21,850            109
Sanofi-Synthelabo SA                           1,561            103
PSA Peugeot Citroen (b)                          297             81
Vivendi Environnement                          1,486             63
STMicroelectronics NV                             90              3
                                                           --------
                                                              9,716
                                                           ========
Germany 9.5%
Deutsche Telekom AG                           55,136          1,258
Siemens AG (b)                                19,078          1,172
E On AG                                       21,740          1,141
Deutsche Bank AG                              15,260          1,095
Muenchener
Rueckversicherungs-Gesellschaft AG             3,740          1,043
Schering AG                                   17,610            925
Bayer AG                                      11,500            452
Bayerische Motoren Werke AG (b)               12,320            408
SAP AG                                         2,605            362
Allianz AG                                     1,168            341
Fraport AG (b)                                12,000            333
BASF AG                                        2,704            107
Deutsche Boerse AG                             2,090             74
AMB Aachener & Muenchener Beteiligungs AG        636             67
SGL Carbon AG (b)                              1,908             67
Depfa Pfandbriefbank                             792             54
                                                           --------
                                                              8,899
                                                           ========
Ireland 2.8%
Elan Corp. PLC SP - ADR (b)                   18,320          1,118
CRH PLC                                       34,712            584
Allied Irish Banks PLC                        47,020            526
Ryanair Holdings PLC (b)                      23,100            240
Irish Life & Permanent PLC                     7,841             92
Bank of Ireland                                8,280             82
                                                           --------
                                                              2,642
                                                           ========
Israel 0.0%
Oridion Systems Ltd. (b)                       1,121             27
                                                           --------
Italy 4.8%
Telecom Italia SpA                           263,287          1,642
ENI SpA                                       64,869            792
Assicuazioni Generali                         18,535            558
Istituto Bancario San Paolo di Torino SpA     42,135            541
Credito Italiano                              88,900            382
Bank Intesa SpA                               53,079            188
RAS AG                                        14,800            182
Benetton Group SpA                             7,850            105
Banco Nazionale Lavoro (b)                    16,254             51
Edison SpA                                     5,436             50
Beni Stabili SpA                              20,757             10
Banca Intesa SpA - Warrants                    3,486              5
Seat Pagine Gialle SpA                         2,534              3
Olivetti SpA                                   2,020              1
                                                           --------
                                                              4,510
                                                           ========
Japan 21.0%
Toyota Motor Corp.                            43,700          1,537
Sony Corp.                                    20,400          1,341
Nomura Securities Co. Ltd.                    61,000          1,169
Mitsubishi Tokyo                                 127          1,059
Nippon Telegraph & Telephone Corp.               178            928
Matsushita Electric Industrial Co. Ltd.       59,000            923
DAI Nippon Printing Co. Ltd.                  70,000            854
Fanuc                                         16,300            812
Canon, Inc.                                   20,000            808
Tokyo Electric Power                          31,200            808
NEC Corp.                                     57,000            770
Sharp Corp.                                   51,000            695
Fujisawa Pharmaceutical                       30,000            678
Fuji Photo Film                               15,000            647
Honda Motor Co. Ltd.                          14,000            615
Murata Manufacturing Co.                       9,100            605
Yamanouchi Pharmaceutical                     18,000            505
Fast Retailing Co.                             2,800            487
Secom                                          8,500            474
Ito-Yokado Co. Ltd.                           10,000            461
Nippon Steel Corp.                           296,000            449
Tokio Marine & Fire Insurance Co.             46,000            430
Olympus Optical Co. Ltd.                      24,000            385
Mitsubishi Estate                             39,000            359
Asahi Breweries                               31,000            348
Bridgestone Corp.                             28,000            293
Terumo Corp.                                  11,500            211

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 41

Select International Fund
June 30, 2001

                                                               Value
                                               Shares         (000s)
--------------------------------------------------------------------
NTT DoCoMo, Inc.                                   10      $     174
Katokichi Co.                                   4,400            104
Rohm Co.                                          600             93
Takeda Chemical Industries                      2,000             93
Mitsubishi Corp.                               10,000             81
Konica Corp.                                   10,000             73
Shin-Etsu Chemical Co. Ltd.                     2,000             73
Sumitomo Marine & Fire Insurance Co.           12,000             67
Tokyo Gas Co.                                  22,000             67
Ricoh Co.                                       3,000             65
Toshiba Corp.                                  12,000             63
Yamato Transport                                3,000             63
Nippon Corp.                                    4,000             54
                                                           ---------
                                                              19,721
                                                           =========
Netherlands 3.9%

Royal Dutch Petroleum Co.                      18,400          1,060
Koninklijke Ahold NV                           28,361            889
ING Groep NV (b)                               11,006            720
Fortis (NL) NV                                 18,551            452
Philips Electronics NV                         15,068            400
DSM NV                                          1,510             53
STMicroelectronics NV                           1,486             51
                                                           ---------
                                                               3,625
                                                           =========
Norway 1.0%

Statoil ASA (b)                                69,580            515
Norske Skogsindust                             28,550            433
                                                           ---------
                                                                 948
                                                           =========
Poland 1.0%

Telekomunikacja Polska SA SP - GDR             80,760            361
Polski Koncern Naftowy SP - GDR (b)            26,803            242
Bank Pekao SA SP - ADR (b)                      4,572             80
Bank Pekao Kasa Opieki SA (b)                   4,080             70
Prokom Software SA                              2,510             61
Elektrim Spolka Akcyjna SA (b)                  8,810             57
BRE Bank SA                                     1,780             42
Powsechny Bank                                  1,680             41
Agora SA (b)                                    2,300             31
                                                           ---------
                                                                 985
                                                           =========
Portugal 0.1%

Portugal Telecom SA                            13,226             92
Portugal Telecom SA Rights (b)                 13,226              2
                                                           ---------
                                                                  94
                                                           =========
Russia 0.9%

Surgutneftegaz SP - ADR                        62,470            803
                                                           ---------
Singapore 1.4%

Singapore Press Holdings Ltd.                  28,100            308
United Overseas Bank Ltd.                      29,000            183
DBS Group Holdings Ltd.                        21,000            154
Overseas-Chinese Banking Corp.                 19,000            124
Singapore Tech Engineering Ltd.                86,000            122
Overseas Union Bank                            23,000            119
City Developments Ltd.                         24,000             93
Capitaland Ltd. (b)                            64,000             88
Singapore Airlines Ltd.                        11,000             76
Singapore Telecommunications                   56,000             58
                                                           ---------
                                                               1,325
                                                           =========
South Korea 1.8%

Samsung Electronics Co. Ltd.                    2,900            428
Korea Electric Power Corp.                     14,000            261
Hyundai Motor Co. Ltd.                          8,000            174
Kookmin Bank                                   11,000            148
Pohang Iron & Steel Co. SP - ADR                5,000             99
Samsung Display Devices Co.                     2,000             96
SK Telecom Co. Ltd.                               600             88
Korea Telecom Corp.                             2,000             80
Samsung Electro-Mechanics                       2,000             72
Shinhan Bank                                    7,000             72
Samsung Heavy Industries (b)                   14,000             59
LG Chemical Ltd.                                4,200             51
SK Corp.                                        4,000             51
LG Household Ltd. (b)                             800             18
Korea Electric Power Corp. SP - ADR                75              1
                                                           ---------
                                                               1,698
                                                           =========
Spain 0.3%

Union Electric Fenosa                           4,990      $      93
Banco Bilbao Vizcaya Argentaria SA              6,139             79
Bankinter SA                                    1,521             51
Telefonica SA                                   3,064             38
                                                           ---------
                                                                 261
                                                           =========
Sweden 0.2%

Nordea                                         15,695             89
Telefonaktiebolaget LM Ericsson AB `B'         10,710             59
Skandia Forsakring                              3,181             29
                                                           ---------
                                                                 177
                                                           =========
Switzerland 4.3%

Nestle SA                                       7,850          1,669
Novartis AG (b)                                31,478          1,140
UBS AG                                          3,230            463
Roche Holdings AG (b)                           4,000            288
Zurich Financial Services Group                   544            186
Swisscom AG                                       545            130
Schindler Holding AG                               62             69
Kudelski SA (b)                                   800             67
ABB Ltd. (b)                                    3,052             46
Syngenta AG (b)                                   324             17
Syngenta AG - SP - ADR (b)                        351              4
                                                           ---------
                                                               4,079
                                                           =========
Taiwan 1.5%

Taiwan Semiconductor Manufacturing Co. Ltd.
  SP - ADR (b)                                 37,789            574
Asustek Computer, Inc. SP - GDR                71,400            302
China Steel Corp. SP - GDR                     15,498            155
Evergreen Marine Corp.                         33,826            151
Asia Cement Corp. SP - GDR                     40,721            122
Winbond Electronics Corp. (b)                  10,199             87
Advanced Semiconductor Engineering,
  Inc. SP - ADR (b)                            18,924             58
Standard Foods Taiwan Ltd. SP - GDR (b)         4,477              5
                                                           ---------
                                                               1,454
                                                           =========
Turkey 0.3%

Yapi ve Kredi Bankasi AS                   65,202,501            203
Vestel Elektronik Sanayi ve Ticaret AS     24,360,000             59
Migros Turk TAS                               766,700             48
Koc Holding AS                                     56              0
                                                           ---------
                                                                 310
                                                           =========
United Kingdom 24.4%

Morgan Stanley Capital LLC                     24,000          4,699
GlaxoSmithKline PLC                            77,654          2,187
Vodafone Group PLC                            731,355          1,622
HSBC Holdings PLC                             116,552          1,381
Shell Transport & Trading Co.                 163,465          1,361
BP Amoco PLC                                  165,236          1,360
Dixons Group PLC                              268,284            880
Diageo PLC                                     56,800            624
British Telecom PLC (b)                        96,203            606
Barclays PLC                                   18,100            556
Royal Bank of Scotland Group PLC               23,758            524
Prudential PLC                                 40,498            491
Billiton PLC                                   93,911            469
Abbey National PLC                             26,500            465
Tesco PLC                                     113,023            408
Zeneca Group                                    7,477            349
Wolseley PLC                                   45,700            342
Legal & General Group PLC                     148,900            338
MFI Furniture Group PLC                       202,600            332
Centrica PLC                                  100,000            320
Rio Tinto PLC                                  18,000            320
British Aerospace PLC                          65,900            316
British Sky Broadcasting PLC (b)               30,400            293
British American Tobacco PLC                   35,800            272
Next PLC                                       19,700            258
Commercial Union PLC                           18,152            251
BG Group PLC                                   58,000            229
Misys PLC                                      32,100            225
Lloyds TSB Group PLC                           21,825            219
Cadbury Schweppes PLC                          23,000            155

42  PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                               Value
                                               Shares         (000s)
--------------------------------------------------------------------
Reuters Group PLC                              11,220      $     146
Sage Group PLC                                 40,800            145
Lattice Group PLC                              58,000            130
Hays PLC                                       47,094            122
WPP Group PLC                                  11,494            113
Scottish Power PLC                             11,782             87
P&O Princess Cruise                            15,709             82
AstraZeneca PLC                                 1,426             67
Marconi PLC                                    17,500             62
Cable & Wireless PLC                            7,611             45
Energis PLC (b)                                15,696             42
Autonomy Corp. PLC (b)                          2,120             12
                                                           ---------
                                                              22,905
                                                           ---------
Total Common Stocks                                           91,409
(Cost $104,679)                                            =========

SHORT-TERM INSTRUMENTS 2.1%

                                            Principal
                                               Amount
                                               (000s)
Repurchase Agreements 2.1%
State Street Bank
     3.350% due 07/02/2001                  $   2,008          2,008
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 4.500% due 04/25/2003
     valued at $2,048. Repurchase proceeds
     are $2,009.)
                                                           ---------
Total Short-Term Instruments                                   2,008
(Cost $2,008)                                              =========

Total Investments (a) 99.4%                                $  93,417
(Cost $106,687)

Other Assets and Liabilities (Net) 0.6%                          594
                                                           ---------

Net Assets 100.0%                                          $  94,011
                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $107,124 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                             $   4,644

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                             (18,351)
                                                           ---------

Unrealized depreciation-net                                $ (13,707)
                                                           =========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 43

PIMCO Schedule of Investments Class D
Target Fund
June 30, 2001

                                                            Value
                                            Shares         (000s)

COMMON STOCKS 93.5%

Aerospace 1.8%
Empresa Bras de Aeronautica SP - ADR       800,000     $   31,240
                                                       ----------
Capital Goods 2.2%
Weatherford International, Inc. (b)        425,000         20,399
SPX Corp.                                  150,000         18,777
                                                       ----------
                                                           39,176
                                                       ==========
Communications 4.4%
Echostar Communications Corp. `A' (b)      750,000         24,314
Charter Communications, Inc. `A' (b)     1,000,000         23,350
TMP Worldwide, Inc. (b)                    350,000         21,000
Radio One, Inc. (b)                        450,000          9,923
                                                       ----------
                                                           78,587
                                                       ==========
Consumer Discretionary 9.6%
B.J.'s Wholesale Club, Inc. (b)            800,000         42,607
TJX Companies, Inc.                        750,000         23,903
Andrx Group (b)                            250,000         19,250
Harley-Davidson, Inc.                      400,000         18,832
Masco Corp.                                700,000         17,472
Linens `n Things, Inc. (b)                 600,000         16,392
RadioShack Corp.                           500,000         15,250
Emmis Broadcasting Corp. `A' (b)           300,000          9,225
CDW Computer Centers, Inc. (b)             150,000          5,957
                                                       ----------
                                                          168,888
                                                       ==========
Consumer Services 3.5%
Sabre Holdings Corp. `A' (b)               500,000         25,000
Royal Caribbean Cruises Ltd.             1,000,000         22,110
Darden Restaurants, Inc.                   500,000         13,950
                                                       ----------
                                                           61,060
                                                       ==========
Energy 0.7%
Diamond Offshore Drilling, Inc.            350,000         11,568
                                                       ----------
Financial & Business Services 14.8%
Everest Re Group Ltd.                      450,000         33,659
SEI Investments Co.                        700,000         33,180
MGIC Investment Corp.                      450,000         32,688
Concord EFS, Inc. (b)                      600,000         31,206
USA Education, Inc.                        375,000         27,375
Ace Ltd.                                   700,000         27,363
Providian Financial Corp.                  300,000         17,760
AmeriCredit Corp. (b)                      300,000         15,585
VeriSign, Inc. (b)                         250,000         15,003
Instinet Group, Inc. (b)                   800,000         14,912
Robert Half International, Inc.            500,000         12,445
                                                       ----------
                                                          261,176
                                                       ==========
Health Care 24.9%
Express Scripts, Inc. (b)                  900,000         49,526
Laboratory Corp. of America
  Holdings (b)                             600,000         46,140
Quest Diagnostics, Inc. (b)                600,000         44,910
Ivax Corp. (b)                           1,000,000         39,000
AmeriSource Health Corp. `A' (b)           700,000         38,710
Cytyc Corp. (b)                          1,500,000         34,575
Minimed, Inc. (b)                          650,000         31,200
Allergan, Inc.                             300,000         25,650
King Pharmaceuticals, Inc. (b)             425,000         22,844
Invitrogen Corp. (b)                       300,000         21,540
St. Jude Medical, Inc.                     350,000         21,000
Wellpoint Health Networks, Inc. (b)        200,000         18,848
Universal Health Services, Inc. `B'        400,000         18,200
Applera Corp.- Applied Biosystems
  Group                                    550,000         14,713
Waters Corp. (b)                           450,000         12,425
                                                       ----------
                                                          439,281
                                                       ==========
Materials & Processing 0.3%
Alcan, Inc.                                150,000          6,303
                                                       ----------
Technology 25.4%
Comverse Technology, Inc. (b)              750,000     $   42,825
Jabil Circuit, Inc. (b)                  1,000,000         30,860
SunGard Data Systems, Inc. (b)           1,000,000         30,010
Peregrine Systems, Inc. (b)              1,000,000         29,000
Lexmark International, Inc. (b)            400,000         26,900
Celestica, Inc. (b)                        500,000         25,750
Ulticom, Inc. (b)                          700,000         23,660
KLA-Tencor Corp. (b)                       400,000         23,388
Symbol Technologies, Inc.                1,000,000         22,200
Amdocs Ltd. (b)                            400,000         21,540
Orbotech Ltd. (b)                          600,000         20,736
RF Micro Devices, Inc. (b)                 700,000         18,879
Citrix Systems, Inc. (b)                   500,000         17,450
Apple Computer, Inc.                       750,000         17,438
Novellus Systems, Inc. (b)                 275,000         15,617
Check Point Software Technologies
  Ltd. (b)                                 300,000         15,171
Symantec Corp. (b)                         300,000         13,107
Electronic Arts, Inc. (b)                  225,000         13,028
Newport Corp.                              350,000          9,275
Informatica Corp. (b)                      500,000          8,680
Juniper Networks, Inc. (b)                 275,000          8,553
Rational Software Corp. (b)                250,000          7,013
Corvis Corp. (b)                         1,500,000          6,585
                                                       ----------
                                                          447,665
                                                       ==========
Utilities 5.9%
Mirant Corp. (b)                         1,200,000         41,280
PPL Corp.                                  600,000         33,000
Calpine Corp. (b)                          800,000         30,240
                                                       ----------
                                                          104,520
                                                       ----------
Total Common Stocks                                     1,649,464
(Cost $1,428,932)                                      ==========

CONVERTIBLE BONDS & NOTES 0.9%

                                         Principal
                                            Amount
                                            (000s)

Technology 0.9%
Juniper Networks, Inc.
     4.750% due 03/15/2007              $   22,000         15,840
                                                       ----------
Total Convertible Bonds & Notes                            15,840
(Cost $15,395)                                         ==========

44  PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                            Principal
                                               Amount          Value
                                               (000s)         (000s)

SHORT-TERM INSTRUMENTS 5.7%

Repurchase Agreement 5.7%
State Street Bank
     3.350% due 07/02/2001               $     99,798   $     99,798
     (Dated 06/29/2001
     Collateralized by Fannie Mae
     4.750% due 03/15/2003 valued at
     $51,004 and 6.480% due
     11/09/2001 valued at $50,795.
     Repurchase proceeds are $99,826.)
                                                        ------------
Total Short-Term Instruments                                  99,798
(Cost $99,798)                                          ============

Total Investments (a) 100.1%                            $  1,765,102
(Cost $1,544,125)

Other Assets and Liabilities (Net) (0.1%)                     (1,281)
                                                        ------------

Net Assets 100.0%                                       $  1,763,821
                                                        ============

Notes to Schedule of Investments
  (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,565,963 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                          $    331,099

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                            (131,960)
                                                        ------------

Unrealized appreciation-net                             $    199,139
                                                        ============

(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 45

PIMCO Schedule of Investments Class D
Tax-Efficient Equity Fund
June 30, 2001

                                                            Value
                                           Shares          (000s)
COMMON STOCKS 98.9%

Aerospace 2.0%
Boeing Co.                                  7,800          $  434
United Technologies Corp.                   3,400             249
Lockheed Martin Corp.                       3,700             137
General Dynamics Corp.                        900              70
Northrop Grumman Corp.                        200              16
                                                           ------
                                                              906
                                                           ======
Building 0.1%
KB Home                                       700              21
Centex Corp.                                  500              20
                                                           ------
                                                               41
                                                           ======
Capital Goods 7.8%
General Electric Co.                       47,410           2,311
Tyco International Ltd.                     6,690             365
Minnesota Mining & Manufacturing Co.        2,200             251
Rockwell International Corp.                4,300             164
ITT Industries, Inc.                        2,900             128
Danaher Corp.                               1,800             101
Molex, Inc.                                 2,500              91
Cooper Industries, Inc.                     1,391              55
Dover Corp.                                 1,200              45
Johnson Controls, Inc.                        600              43
McDermott International, Inc.               3,100              36
Parker-Hannifin Corp.                         500              21
Delphi Automotive Systems                     700              11
                                                           ------
                                                            3,622
                                                           ======
Communications 5.7%
BellSouth Corp.                            14,800             596
Verizon Communications, Inc.               10,290             551
SBC Communications, Inc.                   11,401             457
WorldCom, Inc. (b)                         17,400             247
Qwest Communications International,
  Inc. (b)                                  7,650             244
Sprint Corp.                               10,300             220
AT&T Corp.                                  6,100             134
ALLTEL Corp.                                2,100             129
Nextel Communications, Inc. `A' (b)         1,000              18
CenturyTel, Inc.                              400              12
MCI WorldCom, Inc.                            696              11
Avaya, Inc. (b)                               700              10
                                                           ------
                                                            2,629
                                                           ======
Consumer Discretionary 10.0%
AOL Time Warner, Inc. (b)                  18,850             999
Wal-Mart Stores, Inc.                      17,800             869
Viacom, Inc. `B' (b)                        9,883             511
Home Depot, Inc.                            6,150             286
Ford Motor Co.                              9,566             235
Walgreen Co.                                5,500             188
CVS Corp.                                   4,300             166
Cendant Corp. (b)                           8,100             158
Sears, Roebuck & Co.                        2,500             106
Whirlpool Corp.                             1,600             100
TJX Cos., Inc.                              2,536              81
Best Buy Co., Inc. (b)                      1,100              70
Target Corp.                                2,000              69
Liz Claiborne, Inc.                         1,300              66
The May Department Stores Co.               1,900              65
Gillette Co.                                2,100              61
Hasbro, Inc.                                4,200              61
Kohls Corp. (b)                               900              56
Mattel, Inc.                                2,926              55
Federated Department Stores, Inc. (b)       1,200              51
Circuit City Stores                         2,500              45
Nike, Inc. `B'                              1,000              42
McGraw-Hill Cos., Inc.                        600              40
Kmart Corp. (b)                             3,300              38
Knight-Ridder, Inc.                           600              36
AutoZone, Inc. (b)                            900              34
Costco Wholesale Corp. (b)                    800              33
Tiffany & Co.                                 800              29
Bed, Bath & Beyond, Inc. (b)                  900              28
Avon Products, Inc.                           400              19
Convergys Corp. (b)                           300               9
Lowe's Cos., Inc.                             100               7
                                                           ------
                                                            4,613
                                                           ======
Consumer Services 3.6%
Walt Disney Co.                            13,700             396
Tribune Co.                                 5,100             204
Waste Management, Inc.                      3,800             117
Carnival Corp.                              3,700             114
Univision Communications, Inc. `A' (b)      2,300              98
Marriott International, Inc. `A'            1,900              90
Starwood Hotels & Resorts Worldwide,
  Inc.                                      2,400              89
New York Times Co.                          2,100              88
Tricon Global Restaurants, Inc. (b)         2,000              88
Sabre Holdings Corp. `A' (b)                1,661              83
Interpublic Group of Cos., Inc.             2,600              76
Wendy's International, Inc.                 2,800              72
Darden Restaurants, Inc.                    2,100              59
Harrah's Entertainment, Inc. (b)            1,400              49
Hilton Hotels Corp.                         3,000              35
McDonald's Corp.                              700              19
                                                           ------
                                                            1,677
                                                           ======
Consumer Staples 6.1%
Philip Morris Cos., Inc.                   10,700             543
Anheuser-Busch Cos., Inc.                   9,400             387
PepsiCo, Inc.                               6,600             292
Sysco Corp.                                 8,900             242
Wm. Wrigley Jr. Co.                         4,500             211
Coca-Cola Co.                               4,477             201
Procter & Gamble Co.                        3,000             191
Colgate-Palmolive Co.                       2,600             153
Alberto-Culver Co.                          2,500             105
Kroger Co. (b)                              4,100             103
Kimberly-Clark Corp.                        1,600              89
Brown-Forman Corp. `B'                      1,000              64
Safeway, Inc. (b)                           1,300              62
Quaker Oats Co.                               600              55
Ralston-Ralston Purina Group                1,400              42
Campbell Soup Co.                           1,300              33
Adolph Coors Co. `B'                          500              25
Coca-Cola Enterprises, Inc.                 1,100              18
ConAgra Foods, Inc.                           100               2
                                                           ------
                                                            2,818
                                                           ======
Energy 7.0%
Exxon Mobil Corp.                          11,919           1,041
Royal Dutch Petroleum Co.                   7,545             440
Chevron Corp.                               3,800             344
Occidental Petroleum Corp.                  9,200             245
Amerada Hess Corp.                          2,000             162
Kerr-McGee Corp.                            2,100             139
Phillips Petroleum Co.                      2,300             131
USX-Marathon Group                          4,300             127
Conoco, Inc. `B'                            4,323             125
El Paso Corp.                               2,360             124
Tosco Corp.                                 2,500             110
Helmerich & Payne, Inc.                     3,500             108
Texaco, Inc.                                1,400              93
Rowan Cos., Inc. (b)                        3,200              71
                                                           ------
                                                            3,260
                                                           ======
Environmental Services 0.1%
Allied Waste Industries, Inc. (b)           2,100              39
                                                           ------
Financial & Business Services 19.4%
Citigroup, Inc.                            26,746           1,413
American International Group, Inc.          8,736             751
Morgan Stanley, Dean Witter & Co.           7,400             475
J.P. Morgan Chase & Co.                    10,560             471
State Street Corp.                          7,200             356
Fannie Mae                                  3,500             298
Bank of New York Co., Inc.                  6,200             298
American Express Co.                        7,000             272
First Data Corp.                            4,000             257
Merrill Lynch & Co.                         4,100             243
MBNA Corp.                                  6,500             214
Paychex, Inc.                               5,250             210
Bank of America Corp.                       3,100             186
Freddie Mac                                 2,610             183
Household International, Inc.               2,700             180
First Union Corp.                           5,100             178

46  PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                            Value
                                           Shares          (000s)

Lehman Brothers Holdings, Inc.              2,100        $    163
Allstate Corp.                              3,600             158
Wells Fargo & Co.                           3,300             153
H&R Block, Inc.                             2,300             148
Comerica, Inc.                              2,500             144
MGIC Investment Corp.                       1,966             143
Automatic Data Processing                   2,700             134
Mellon Financial Corp.                      2,900             133
Washington Mutual, Inc.                     3,525             132
Marsh & McLennan Cos., Inc.                 1,300             131
Omnicom Group, Inc.                         1,300             112
Northern Trust Corp.                        1,600             100
U.S. Bancorp                                4,174              95
Golden West Financial Corp.                 1,400              90
BB&T Corp.                                  2,400              88
USA Education, Inc.                         1,200              88
Ambac Financial Group, Inc.                 1,500              87
PNC Bank Corp.                              1,300              86
Dow Jones & Co., Inc.                       1,400              84
Equifax, Inc.                               2,200              81
Franklin Resources, Inc.                    1,700              78
Bear Stearns Co., Inc.                      1,127              66
Stilwell Financial, Inc.                    1,800              60
Fleet Boston Financial Corp.                1,529              60
Providian Financial Corp.                   1,000              59
KeyCorp                                     2,267              59
American General Corp.                      1,200              56
T. Rowe Price Group, Inc.                   1,400              52
AFLAC, Inc.                                 1,600              50
SouthTrust Corp.                            1,600              42
Capital One Financial Corp.                   600              36
Lincoln National Corp.                        480              25
MBIA, Inc.                                    150               8
Sapient Corp. (b)                             300               3
                                                         --------
                                                            8,989
                                                         ========
Health Care 13.8%
Pfizer, Inc.                               27,213           1,090
Johnson & Johnson                          14,400             720
Merck & Co., Inc.                          10,900             697
Eli Lilly & Co.                             5,600             414
Bristol-Myers Squibb Co.                    7,900             413
American Home Products Corp.                6,800             397
Amgen, Inc. (b)                             6,200             376
Abbott Laboratories                         6,300             302
Baxter International, Inc.                  5,200             255
Pharmacia Corp.                             5,209             239
Schering-Plough Corp.                       5,763             209
UnitedHealth Group, Inc.                    3,000             185
Medtronic, Inc.                             3,200             147
Biomet, Inc.                                3,000             144
HCA - The Healthcare Co.                    3,000             136
CIGNA Corp.                                 1,000              96
IMS Health, Inc.                            2,800              80
Boston Scientific Corp. (b)                 4,500              77
Stryker Corp.                               1,300              71
Allergan, Inc.                                700              60
Wellpoint Health Networks, Inc. (b)           500              47
C.R. Bard, Inc.                               800              46
Cardinal Health, Inc.                         600              41
St. Jude Medical, Inc.                        600              36
Bausch & Lomb, Inc.                           700              25
King Pharmaceuticals, Inc. (b)                400              22
Guidant Corp. (b)                             500              18
Biogen, Inc. (b)                              300              16
Tenet Healthcare Corp. (b)                    200              10
Forest Laboratories, Inc. (b)                 100               7
                                                         --------
                                                            6,376
                                                         ========
Materials & Processing 2.1%
Dow Chemical Co.                            5,600             186
Alcoa, Inc.                                 3,700             146
Willamette Industries, Inc.                 2,300             114
International Paper Co.                     2,800             100
E.I. Du Pont de Nemours & Co.               1,700              82
FMC Corp. (b)                               1,000              69
Engelhard Corp.                             2,500              64
Pall Corp.                                  2,000              47
Worthington Industries, Inc.                3,300              45
Sherwin-Williams Co.                        1,900              42
Eastman Chemical Co.                          700              33
Air Products & Chemicals, Inc.                600              27
Praxair, Inc.                                 300              14
                                                         --------
                                                              969
                                                         ========
Technology 19.0%
Microsoft Corp. (b)                        21,400           1,563
International Business Machines Corp.       8,300             938
Intel Corp.                                26,530             776
Oracle Corp. (b)                           29,840             567
Cisco Systems, Inc. (b)                    21,400             389
Dell Computer Corp. (b)                    13,300             348
EMC Corp. (b)                              10,400             302
Sun Microsystems, Inc. (b)                 18,200             286
Applied Materials, Inc. (b)                 4,300             211
Hewlett-Packard Co.                         7,200             206
Electronic Data Systems Corp.               3,200             200
Texas Instruments, Inc.                     6,000             189
Emerson Electric Co.                        2,800             169
QUALCOMM, Inc. (b)                          2,400             140
Micron Technology, Inc. (b)                 3,300             136
Motorola, Inc.                              7,800             129
KLA-Tencor Corp. (b)                        2,200             129
Analog Devices, Inc. (b)                    2,900             125
Computer Associates International, Inc.     3,000             108
Nortel Networks Corp.                      11,200             102
Linear Technology Corp.                     2,300             102
Teradyne, Inc. (b)                          2,900              96
Advanced Micro Devices, Inc. (b)            3,000              87
Adobe Systems, Inc.                         1,800              85
Novellus Systems, Inc. (b)                  1,400              80
National Semiconductor Corp. (b)            2,700              79
Lucent Technologies, Inc.                  11,800              73
Scientific-Atlanta, Inc.                    1,800              73
Chiron Corp. (b)                            1,400              71
Siebel Systems, Inc. (b)                    1,500              70
Andrew Corp. (b)                            3,400              63
Cabletron Systems, Inc. (b)                 2,700              62
Tektronix, Inc. (b)                         2,200              60
Apple Computer, Inc. (b)                    2,300              53
Corning, Inc.                               3,100              52
JDS Uniphase Corp. (b)                      4,100              51
Compaq Computer Corp.                       3,200              50
Agilent Technologies, Inc. (b)              1,522              49
Intuit, Inc. (b)                            1,200              48
Lexmark International, Inc. (b)               700              47
LSI Logic Corp. (b)                         2,400              45
Unisys Corp. (b)                            2,600              38
NCR Corp. (b)                                 800              38
Compuware Corp. (b)                         2,500              35
Broadcom Corp. `A' (b)                        800              34
PerkinElmer, Inc.                           1,200              33
Network Appliance, Inc. (b)                 2,100              29
Comverse Technology, Inc. (b)                 500              29
Citrix Systems, Inc. (b)                      800              28
Maxim Integrated Products, Inc. (b)           600              27
Gateway, Inc. (b)                           1,400              23
Solectron Corp. (b)                           900              16
PeopleSoft, Inc. (b)                          300              15
Yahoo, Inc. (b)                               600              12
Mercury Interactive Corp. (b)                 200              12
3Com Corp. (b)                              2,500              12
Adaptec, Inc. (b)                           1,100              11
Broadvision, Inc. (b)                       1,800               9
McData Corp. `A' (b)                          382               7
Tellabs, Inc. (b)                             300               6
Palm, Inc. (b)                                708               4
Roxio, Inc. (b)                               181               2
                                                         --------
                                                            8,829
                                                         ========

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 47

Tax-Efficient Equity Fund
June 30, 2001

                                                            Value
                                           Shares          (000s)

Transportation 0.4%
Delta Air Lines, Inc.                       1,400          $   62
Southwest Airlines Co.                      3,000              55
Burlington Northern Santa Fe Corp.          1,800              54
Kansas City Southern Industries, Inc.       1,350              21
FedEx Corp. (b)                               400              16
                                                           ------
                                                              208
                                                           ======
Utilities 1.8%
Exelon Corp.                                4,400             282
Xcel Energy, Inc.                           6,000             171
AES Corp. (b)                               2,800             121
FirstEnergy Corp.                           2,116              68
TXU Corp.                                   1,300              63
Entergy Corp.                                 900              35
Enron Corp.                                   650              32
DTE Energy Co.                                400              19
Mirant Corp. (b)                              500              17
Constellation Energy Group, Inc.              400              17
Calpine Corp. (b)                             200               8
PPL Corp.                                     100               6
Public Service Enterprise Group, Inc.         100               5
NiSource, Inc. (b)                          1,099               3
                                                           ------
                                                              847
                                                           ------
Total Common Stocks                                        45,823
(Cost $40,091)                                             ======

   SHORT-TERM INSTRUMENTS 1.1%

                                            Principal
                                               Amount
                                               (000s)

Repurchase Agreement 1.1%
State Street Bank
     3.350% due 07/02/2001                 $      522         522
     (Dated 06/29/2001. Collateralized by
     Fannie Mae 5.520% due 02/27/2004
     valued at $534. Repurchase proceeds
     are $522.)
                                                       ----------
Total Short-Term Instruments                                  522
(Cost $522)                                            ==========

Total Investments (a) 100.0%                           $   46,345
(Cost $40,613)

Other Assets and Liabilities (Net) 0.0%                        21
                                                       ----------
Net Assets 100.0%                                      $   46,366
                                                       ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $40,673 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                         $    7,468

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                             (1,796)
                                                       ----------
Unrealized appreciation-net                            $    5,672
                                                       ==========
(b) Non-income producing security.

48 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

PIMCO Schedule of Investments Class D
Value Fund
June 30, 2001

                                                            Value
                                           Shares          (000s)

COMMON STOCKS 88.3%

Aerospace 3.7%
Raytheon Co.                              405,196       $  10,758
Northrop Grumman Corp.                     14,000           1,121
                                                        ---------
                                                           11,879
                                                        =========
Capital Goods 6.9%
Paccar, Inc.                              295,000          15,169
Delphi Automotive Systems                 250,000           3,983
Deere & Co.                                70,500           2,668
                                                        ---------
                                                           21,820
                                                        =========
Communications 16.3%
Sprint Corp.                              764,500          16,330
AT&T Corp.                                735,394          16,179
WorldCom, Inc. (b)                      1,057,700          15,019
AT&T Corp. - Liberty Media Group `A' (b)  270,000           4,722
                                                        ---------
                                                           52,250
                                                        =========
Consumer Discretionary 3.4%
J.C. Penney Co.                           411,300          10,842
                                                        ---------

Consumer Staples 6.1%
Archer-Daniels-Midland Co.              1,060,000          13,780
Sara Lee Corp.                            310,000           5,871
                                                        ---------
                                                           19,651
                                                        =========
Energy 2.2%
Diamond Offshore Drilling, Inc.           185,000           6,114
Transocean Sedco Forex, Inc.               20,000             825
                                                        ---------
                                                            6,939
                                                        =========
Financial & Business Services 20.9%
Ace Ltd.                                  422,400          16,512
Berkshire Hathaway, Inc. `A' (b)              235          16,309
Aon Corp.                                 430,000          15,050
Washington Mutual, Inc.                   230,000           8,637
CNA Financial Corp. (b)                   115,000           4,537
Fleet Boston Financial Corp.               40,000           1,578
St. Paul Cos., Inc.                        30,000           1,521
Progressive Corp.                          10,000           1,352
Cincinnati Financial Corp.                 20,000             790
U.S. Bancorp                               30,000             684
                                                        ---------
                                                           66,970
                                                        =========
Health Care 3.7%
Aetna, Inc. (b)                           225,000           5,821
CIGNA Corp.                                50,000           4,791
Merck & Co., Inc.                          20,000           1,278
                                                        ---------
                                                           11,890
                                                        =========

Materials & Processing 10.2%
Alcan, Inc.                               420,100          17,653
Nucor Corp.                               232,831          11,382
Alcoa, Inc.                                90,000           3,546
                                                        ---------
                                                           32,581
                                                        =========

Technology 8.5%
Xerox Corp.                             1,600,000          15,312
Micron Technology, Inc. (b)               285,500          11,734
                                                        ---------
                                                           27,046
                                                        =========
Transportation 3.2%
Burlington Northern Santa Fe Corp.        190,000           5,732
CSX Corp.                                 122,923           4,455
                                                        ---------
                                                           10,187
                                                        =========

Utilities 3.2%
PG&E Corp. (b)                            915,000          10,248
                                                        ---------
Total Common Stocks                                       282,303
(Cost $268,538)                                         =========

                                            Principal
                                               Amount       Value
                                               (000s)      (000s)

SHORT-TERM INSTRUMENTS 12.6%

Repurchase Agreement 12.6%
State Street Bank
     3.350% due 07/02/2001               $    40,284   $   40,284
     (Dated 06/29/2001. Collateralized
     by Freddie Mac 7.375% due 05/15/2003
     valued at $41,093.
     Repurchase proceeds are $40,295.)
                                                       ----------
Total Short-Term Instruments                               40,284
(Cost $40,284)                                         ==========

Total Investments (a) 100.9%                           $  322,587
(Cost $308,822)

Other Assets and Liabilities (Net) (0.9%)                  (2,775)
                                                       ----------
Net Assets 100.0%                                      $  319,812
                                                       ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $312,674 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                         $   16,375

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                           (6,462)
                                                       ----------

Unrealized appreciation-net                            $    9,913
                                                       ==========
(b) Non-income producing security.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 49

PIMCO Financial Highlights Class D

                                                                            Net
                                                                            Realized /
                                                                            Unrealized                    Dividends   Dividends in
                                           Net Asset Value  Net Investment  Gain         Total Income     from Net    Excess of Net
                                           Beginning of     Income          (Loss) on    from Investment  Investment  Investment
                                           Period           (Loss)          Investments  Operations       Income      Income
Selected Per Share Data for
the Year or Period Ended:

Capital Appreciation Fund
   06/30/2001                              $  26.88        $   0.04 (a)     $  (1.36)(a)  $  (1.32)       $  (0.13)    $  0.00
   06/30/2000                                 26.63           (0.03)(a)         5.36 (a)      5.33           (0.05)      (0.03)
   06/30/1999                                 26.01            0.06 (a)         2.34 (a)      2.40           (0.13)       0.00
   04/08/1998-06/30/1998                      25.41            0.02 (a)         0.58 (a)      0.60            0.00        0.00

Global Innovation Fund
   06/30/2001                              $  18.94        $  (0.19)(a)     $  (8.70)(a)  $  (8.89)       $   0.00     $  0.00
   03/31/2000-06/30/2000                      20.17           (0.04)(a)        (1.19)(a)     (1.23)           0.00        0.00

Growth & Income Fund
   07/31/2000-06/30/2001                   $  13.11        $   0.07 (a)     $  (0.30)(a)  $  (0.23)       $  (0.03)    $  0.00

Growth Fund
   06/30/2001                              $  34.76        $  (0.12)(a)     $ (10.56)(a)  $ (10.68)       $   0.00     $  0.00
   01/31/2000-06/30/2000                      32.84           (0.11)            2.03          1.92            0.00        0.00

Healthcare Innovation Fund
   06/30/2001                              $  10.00        $  (0.11)(a)     $   1.18 (a)  $   1.07        $   0.00     $  0.00

Innovation Fund
   06/30/2001                              $  72.72        $  (0.47)(a)     $ (36.98)(a)  $ (37.45)       $   0.00     $  0.00
   06/30/2000                                 37.52           (0.59)(a)        42.18 (a)     41.59            0.00        0.00
   06/30/1999                                 24.28           (0.29)(a)        14.79 (a)     14.50            0.00        0.00
   04/08/1998-06/30/1998                      21.50           (0.05)(a)         2.83 (a)      2.78            0.00        0.00

Mid-Cap Fund
   06/30/2001                              $  30.71        $   0.10 (a)     $  (0.76)(a)  $  (0.66)       $  (0.13)    $  0.00
   06/30/2000                                 22.90           (0.01)(a)         7.85 (a)      7.84           (0.01)       0.00
   06/30/1999                                 23.99            0.03 (a)        (0.04)(a)     (0.01)          (0.01)       0.00
   04/08/1998-06/30/1998                      23.97            0.00 (a)         0.02 (a)      0.02            0.00        0.00

Renaissance Fund
   06/30/2001                              $  14.99        $   0.09 (a)     $   5.47 (a)  $   5.56        $  (0.06)    $  0.00
   06/30/2000                                 18.22            0.35 (a)        (0.13)(a)      0.22            0.00        0.00
   06/30/1999                                 19.10            0.00 (a)         1.45 (a)      1.45            0.00        0.00
   04/08/1998-06/30/1998                      18.99            0.01 (a)         0.10 (a)      0.11            0.00        0.00

Select Growth Fund
   06/30/2001                              $  24.00        $  (0.03)(a)     $  (7.87)(a)  $  (7.90)       $   0.00     $ (0.07)
   03/31/2000 - 06/30/2000                    23.25            0.01 (a)         0.74 (a)      0.75            0.00        0.00

Select International Fund
   10/30/2000-06/30/2001                   $   6.70        $   0.00 (a)     $  (1.71)(a)  $  (1.71)       $   0.00     $  0.00

Target Fund
   06/30/2001                              $  31.14        $  (0.14)(a)     $  (7.67)(a)  $  (7.81)       $   0.00     $  0.00
   06/12/2000-06/30/2000                      30.46           (0.01)(a)         0.69 (a)      0.68            0.00        0.00

Tax-Efficient Equity Fund
   06/30/2001                              $  12.22        $   0.00         $  (1.90)(a)  $  (1.90)       $   0.00     $  0.00
   06/30/2000                                 11.59            0.02 (a)         0.61 (a)      0.63            0.00        0.00
   07/10/1998-06/30/1999                      10.00            0.03 (a)         1.56 (a)      1.59            0.00        0.00

Value Fund
   06/30/2001                              $  11.37        $   0.10 (a)     $   4.72 (a)  $  4.82         $  (0.09)    $  0.00
   06/30/2000                                 15.29            0.23 (a)        (1.34)(a)    (1.11)           (0.24)       0.00
   06/30/1999                                 15.64            0.23 (a)         1.37 (a)      1.60           (0.23)       0.00
   04/08/1998-06/30/1998                      15.99            0.04 (a)        (0.34)(a)    (0.30)           (0.05)       0.00

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.70%.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.94% for the period ended June 30, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.97% for the period ended June 30, 2001.
(e) Ratio of expenses to average net assets excluding interest expense is 1.33%.

50 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

           Distri-
           butions
Distri-    in
butions    Excess of                                                                                        Ratio of Net
from Net   Net                                                                    Net Assets  Ratio of      Investment
Realized   Realized   Tax Basis                                                   End         Expenses to   Income (Loss)  Portfolio
Capital    Capital    Return of    Total           Net Asset Value                of Period   Average Net   to Average     Turnover
Gains      Gains      Capital      Distributions   End of Period    Total Return  (000s)      Assets        Net Assets     Rate
$  (3.49)  $ (4.49)   $   0.00     $    (8.11)     $   17.45          (9.18)%     $  2,937      1.10%         0.18%          112%
   (5.00)     0.00        0.00          (5.08)         26.88          22.84            524      1.11         (0.10)          119
   (1.65)     0.00        0.00          (1.78)         26.63          10.17            339      1.10          0.24           120
    0.00      0.00        0.00           0.00          26.01           2.36            118      1.10*         0.27*           75


$   0.00   $ (0.03)   $   0.00     $    (0.03)     $   10.02         (47.02)%     $  2,878      1.85%        (1.42)%         261%
    0.00      0.00        0.00           0.00          18.94          (6.10)           146      1.85 (c)*    (0.90)*         131


$   0.00   $ (3.63)   $   0.00     $    (3.66)     $    9.22          (4.50)%     $     11      1.35%*        0.69%*          77%


$  (2.35)  $  0.00    $   0.00     $    (2.35)     $   21.73         (32.38)%     $     74      1.15%        (0.47)%          85%
    0.00      0.00        0.00           0.00          34.76           5.85             11      1.16*        (0.78)*          72


$   0.00   $ (1.28)   $   0.00     $    (1.28)     $    9.79           9.70%      $     11      1.51%(d)(e)  (1.06)%         214%


$   0.00   $ (6.35)   $   0.00     $    (6.35)     $   28.92         (55.16)%     $ 44,384      1.30%        (0.96)%         271%
   (6.39)     0.00        0.00          (6.39)         72.72         115.85         85,096      1.30         (0.93)          186

   (1.26)     0.00        0.00          (1.26)         37.52          61.62         18,366      1.30         (0.89)          119

    0.00      0.00        0.00           0.00          24.28          12.93            139      1.30*        (0.99)*         100



$  (3.14)  $ (5.65)   $   0.00     $    (8.92)     $   21.13          (5.65)%     $  6,981      1.10%         0.44%          153%
   (0.02)     0.00        0.00          (0.03)         30.71          34.24            796      1.11         (0.05)          164
   (1.07)     0.00        0.00          (1.08)         22.90           0.25            359      1.10          0.16            85
    0.00      0.00        0.00           0.00          23.99           0.08            142      1.10*         0.03*           66


$  (1.13)  $  0.00    $   0.00     $    (1.19)     $   19.36          38.27%      $  9,710      1.25%         0.48%          138%
   (2.59)    (0.86)       0.00          (3.45)         14.99           3.56          1,286      1.25          2.21           133
   (2.33)     0.00        0.00          (2.33)         18.22          10.01            192      1.25         (0.02)          221
    0.00      0.00        0.00           0.00          19.10           0.58            126      1.25*         0.21*          192


$   0.00   $  0.00    $   0.00     $    (0.07)     $   16.03         (32.99)%     $    147      1.25%        (0.19)%         150%
    0.00      0.00        0.00           0.00          24.00           3.23             10      1.25          0.11           170


$   0.00   $  0.00    $   0.00     $     0.00      $    4.99         (25.52)%     $      7      1.81%(b)*     0.01%*         168%


$  (1.41)  $ (2.62)   $   0.00     $    (4.03)     $   19.30         (27.82)%     $  1,763      1.20%        (0.70)%         109%
    0.00      0.00        0.00           0.00          31.14           2.23             10      1.20*        (0.69)*          99


$   0.00   $  0.00    $   0.00     $     0.00      $   10.32         (15.55)%     $     79      1.10%         0.02%           41%
    0.00      0.00        0.00           0.00          12.22           5.44             11      1.11          0.16            32
    0.00      0.00        0.00           0.00          11.59          15.90            869      1.11*         0.30*           13


$   0.00   $  0.00        0.00     $    (0.09)     $   16.10          42.66%      $  4,003      1.10%         0.66%          204%
   (0.57)    (2.00)       0.00          (2.81)         11.37          (7.07)            46      1.11          1.71           196
   (1.72)     0.00        0.00          (1.95)         15.29          12.00            118      1.10          1.61           101
    0.00      0.00        0.00          (0.05)         15.64          (1.85)            98      1.10*         1.23*           77

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 51

PIMCO Statements of Assets and Liabilities Class D
June 30, 2001

                                                   Capital
                                                   Appreciation    Global             Growth &                       Healthcare
Amounts in thousands, except per share amounts     Fund            Innovation Fund    Income Fund     Growth Fund    Innovation Fund

Assets:

Investments, at value                              $   756,026     $   250,168        $   82,097      $ 1,858,071    $        2,481
Cash and foreign currency                                    0              18                32                0                 1
Receivable for investments sold                          3,467           1,508               183            3,655                 0
Receivable for Fund shares sold                            898             293               308              625                 4
Interest and dividends receivable                          492               1               133            1,129                 0
Manager reimbursement receivable                             0               0                 0                0                 4
Other assets                                                 0               9               334                0                 0
                                                       760,883         251,997            83,087        1,863,480             2,490


Liabilities:



Payable for investments purchased                  $    13,904     $         0        $    3,235      $         0    $            0
Due to custodian                                             0               0                 0            3,654                 0
Payable for Fund shares redeemed                           806             444               262            3,045                 0
Dividends payable                                            0               0                 0                0                 0
Accrued investment advisory fee                            292             201                28              806                 1
Accrued administration fee                                 198             121                16              641                 1
Accrued distribution fee                                   140             104                19            1,076                 0
Accrued servicing fee                                       58              50                 4              396                 0
Recoupment payable to Manager                                0               1                 0                0                 0
Other liabilities                                            0               9                 0                0                 0

                                                        15,398             930             3,564            9,618                 2



Net Assets                                         $   745,485     $   251,067        $   79,523      $ 1,853,862    $        2,488

Net Assets Consist of:

Paid in capital                                    $   711,761     $   445,806        $  102,209      $ 1,693,454    $        2,391
Undistributed (overdistributed) net investment
income                                                      63            (11)                 0                0               (4)

Accumulated undistributed net realized gain (loss)     (13,772)       (204,376)          (20,798)           4,779              (145)


Net unrealized appreciation (depreciation)              47,433           9,648            (1,888)         155,629               246
                                                   $   745,485     $   251,067        $   79,523      $ 1,853,862    $        2,488

Net Assets:

Class D                                            $     2,937     $     2,878        $       11      $        74    $           11
Other Classes                                          742,548         248,189            79,512        1,853,788             2,477

Shares Issued and Outstanding:

Class D                                                    169             288                 1                3                 1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Class D                                            $     17.45     $     10.02        $     9.22      $     21.73    $         9.79

Cost of Investments Owned                          $   708,593     $   240,520        $   83,985      $ 1,702,442    $        2,235
Cost of Foreign Currency Held                      $         0     $         0        $        0      $         0    $            0

52 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                   Select
                                  Renaissance      Select          International                   Tax-Efficient
Innovation Fund    Mid-Cap Fund   Fund             Growth Fund     Fund            Target Fund     Equity Fund     Value Fund
$    2,628,294     $  1,045,400   $  1,411,068     $    49,662     $     93,417    $ 1,765,102     $      46,345   $    322,587
         1,262                0              0               1              946            195                 0             60

        41,403           27,998          8,153               0              144         30,099                 0          3,574

         4,533            2,314         14,232              34            1,508          2,113                76          1,528

            76              983            973              52              149            742                33            230

             0                0              0               0                0              0                 0              0

             0                0              0               0              111              0                 0              0

     2,675,568        1,076,695      1,434,426          49,749           96,275      1,798,251            46,454        327,979


$       50,756     $     27,726   $     17,659     $         0     $      1,409    $    28,805     $           0   $      7,444
             0                0             53               0                0              0                 0              0
         5,948            1,655          1,718             166              679          2,929                31            361
             0                1              0               0                0              0                 0              0
         1,439              406            685              26               59            818                18            119
           879              269            451              17               51            591                14             92
         1,152              157            560              20               41            921                18            108
           549               73            276              10               14            366                 7             43
             0                0              0               0                0              0                 0              0
             0                0              0               0               11              0                 0              0
        60,723           30,287         21,402             239            2,264         34,430                88          8,167

$    2,614,845     $  1,046,408   $  1,413,024     $    49,510     $     94,011    $ 1,763,821     $      46,366   $    319,812


$    4,539,294     $  1,008,795   $  1,244,103     $    74,750     $    113,709    $ 1,566,139     $      48,657   $    271,513
             0            4,856         99,752               0              (84)             0                 0         38,914
    (1,892,592)         (53,634)        11,932         (21,896)          (6,339)       (23,294)           (8,024)        (4,380)
       (31,857)          86,391         57,237          (3,344)         (13,275)       220,976             5,733         13,765

$    2,614,845     $  1,046,408   $  1,413,024     $    49,510     $     94,011    $ 1,763,821     $      46,366   $    319,812


$       44,384     $      6,981   $     19,710     $       147     $          7    $     1,763     $          79   $      4,003
     2,570,461        1,039,427      1,393,314          49,363           94,004      1,762,058            46,287        315,809

         1,535              330          1,019               9                1             91                 8            249


$        28.92     $      21.13   $      19.36     $     16.03     $       4.99    $     19.30     $       10.32   $      16.10

$    2,660,151     $    959,009   $  1,353,831     $    53,006     $    106,687    $ 1,544,125     $      40,613   $    308,822
$            0     $          0   $          0     $         0     $        955    $         0     $           0   $          0

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 53

PIMCO Statements of Operations Class D
For the year or period ended June 30, 2001

                                                 Capital
                                                 Appreciation    Global            Growth &                         Healthcare
Amounts in thousands                             Fund            Innovation Fund   Income Fund     Growth Fund      Innovation Fund
Assets:
Interest                                         $       2,304   $          963    $         91    $     1,748      $             3
Dividends, net of foreign taxes                          7,783               63             171         12,048                    3
Micellaneous Income                                          0                9               0              6                    0
   Total Income                                         10,087            1,035             262         13,802                    6

Expenses:
Investment advisory fees                                 3,641            2,516              87         12,303                    9
Administration fees                                      2,419            1,509              51          9,703                    4
Servicing fees - Class D                                     4                7               0              0                    0
Distribution and/or servicing fees - Other               2,370            1,931              57         22,666                    3
Classes
Trustees' fees                                              30                8               0             92                    0
Organization Costs                                           0                0               0              0                    5
Interest Expense                                             1                0               0              0                    2
Miscellaneous Expense                                       11                2               0             37                    0
   Total Expenses                                        8,476            5,973             195         44,801                   23
   Recoupment (reimbursement) by Manager                     0                5               0              0                   (7)

   Net Expenses                                          8,476            5,978             195         44,801                   16

Net Investment Income (Loss)                             1,611           (4,943)             67        (30,999)                 (10)


Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                 39,604         (203,495)           (181)        29,294                  (16)
Net realized gain (loss) on foreign currency
  transactions                                               0              (42)              0              0                    0
Net change in unrealized appreciation
  (depreciation) on investments                       (117,029)            (928)         (1,928)      (958,027)                 246
Net change in unrealized appreciation
  (depreciation) on translation of assets and
  liabilities denominated in
  foreign currencies                                         0                0               0              0                    0

   Net Gain (Loss)                                     (77,425)        (204,465)         (2,109)      (928,733)                 230

Net Increase (Decrease) in Assets
   Resulting from Operations                     $     (75,814)  $     (209,408)   $     (2,042)   $  (959,732)     $           220

54 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                                                   Select
                                   Renaissance     Select          International                   Tax-Efficient
Innovation Fund    Mid-Cap Fund    Fund            Growth Fund     Fund            Target Fund     Equity Fund    Value Fund
$        10,999    $       4,458   $       3,749   $         174   $          12   $       6,862   $       20     $       862
          3,087           12,249          11,125             245             543           2,533          574           3,587
             51               24              16             172               0              18            0               3
         14,137           16,731          14,890             591             555           9,413          594           4,452


         27,374            4,985           4,839             285             157          11,480          233             991
         15,982            3,291           3,198             184             126           8,307          180             765
            177               10              14               0               0               2            0               2
         32,608            2,780           6,237             299             105          18,270          319           1,283
            153               41              28               2               0              75            2               8
              0                0               0               0               0               0            0               0
              0                0               0               0               6               0            2               0
             69               15              11               0               0              31            1               2
         76,363           11,122          14,327             770             394          38,165          737           3,051
              0                0               0               0               0               0            0               0
         76,363           11,122          14,327             770             394          38,165          737           3,051

        (62,226)           5,609             563            (179)            161         (28,752)        (143)          1,401


     (1,569,723)          32,686         145,990         (21,734)          1,163          53,505       (3,944)         54,109
              0                0            (981)              0          (2,957)              0            0               0

     (1,717,050)        (100,090)         63,660          (4,509)         (8,636)       (742,480)      (4,831)         14,744


              0                0               0               0             (12)              0            0               0

     (3,286,773)         (67,404)        208,669         (26,243)        (10,442)       (688,975)      (8,775)         68,853


$    (3,348,999)   $     (61,795)   $    209,232   $     (26,422)  $     (10,281)  $    (717,727)  $   (8,918)    $    70,254

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 55

PIMCO Statements of Changes in Net Assets Class D

Amounts in thousands          Capital Appreciation Fund         Global Innovation Fund                Growth & Income Fund
                                   Year Ended      Year Ended      Year Ended           Period from       Year Ended     Year Ended
                                June 30, 2001   June 30, 2000     June 30, 2000   December 31, 1999    June 30, 2001  June 30, 2000
                                                                                   to June 30, 2000
Increase (Decrease) in
 Net Assets from:

Operations:
Net investment income (loss)    $      1,611    $        299      $    (4,943)    $           (213)    $          67   $        (23)
Net realized gain (loss)              39,604         238,387         (203,537)                (104)             (181)         2,580
Net change in unrealized
 appreciation (depreciation)        (117,029)        (57,892)            (928)              10,576            (1,928)          (469)
Net increase (decrease)
 resulting from operations           (75,814)        180,794         (209,408)              10,259            (2,042)         2,088

Distributions to Shareholders:
From net investment income
   Class D                                (7)             (1)               0                    0                 0              0
   Other Classes                      (3,021)         (1,826)               0                    0               (29)             0
In excess of net investment
 income
   Class D                                  0               0               0                    0                 0              0
   Other Classes                            0          (1,004)              0                    0                 0              0
From net realized capital gains
   Class D                               (204)            (67)              0                    0                 0              0
   Other Classes                     (106,846)       (168,437)              0                    0                 0         (2,734)
In excess of net realized capital
 gains
   Class D                               (262)              0             (14)                   0                (3)             0
   Other Classes                     (137,117)              0            (521)                   0            (2,260)          (142)


Total Distributions                  (247,457)       (171,335)           (535)                   0            (2,292)        (2,876)

Fund Share Transactions:
Receipts for shares sold
   Class D                              3,199             176          13,264                  147                 10             0
   Other Classes                      336,065         469,984         489,410              100,491             57,665         2,235
Issued in reorganization
   Class D                                  0               0               0                    0                 34             0
   Other Classes                            0               0               0                    0             29,324             0
Issued as reinvestment of
 distributions
   Class D                                473              68              12                    0                  3             0
   Other Classes                      226,602         155,392             408                    0              1,581         1,370
Cost of shares redeemed
   Class D                               (523)            (62)         (7,279)                  (8)               (34)            0
   Other Classes                     (290,870)       (944,833)       (139,553)              (6,141)            (9,640)       (5,302)
Net increase (decrease)
 resulting from Fund share
 transactions                         274,946        (319,275)        356,262               94,489             78,943        (1,697)

Total Increase (Decrease) in
 Net Assets                           (48,325)       (309,816)        146,319              104,748             74,609        (2,485)

Net Assets:
Beginning of period                   793,810       1,103,626         104,748                    0              4,914         7,399
End of period *                 $     745,485    $    793,810     $   251,067     $        104,748     $       79,523  $      4,914

*Including net undistributed
 (overdistributed) investment
 income of:                     $          63    $    125,087     $       (11)    $            522     $            0  $      1,352

56 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

                                  Healthcare
                                  Innovation
  Growth Fund                     Fund             Innovation Fund                   Mid-Cap Fund

   Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
June 30, 2001    June 30, 2000    June 30, 2001    June 30, 2001    June 30, 2000    June 30, 2001    June 30, 2000
$    (30,999)     $   (38,695)     $      (10)     $     (62,226)    $  (48,812)     $       5,609    $        635
      29,294          200,296             (16)        (1,569,723)       503,921             32,686         263,486
    (958,027)         540,201             246         (1,717,050)     1,278,026           (100,090)         39,729
    (959,732)         701,802             220         (3,348,999)     1,733,135            (61,795)        303,850



           0                0               0                  0              0                 (8)              0
           0                0               0                  0              0             (4,391)         (1,947)

           0                0               0                  0              0                  0               0
           0                0               0                  0              0                  0          (1,175)

          (5)               0               0                  0         (3,624)              (198)              0
    (197,304)        (402,492)              0                  0       (288,955)          (117,821)           (717)

           0                0              (1)            (9,762)             0               (356)              0
           0                0            (127)          (534,157)             0           (211,756)              0

    (197,309)        (402,492)           (128)          (543,919)      (292,579)          (334,530)         (3,839)



         103               10              10             49,337         67,827              9,431           1,141
     438,523        1,577,926           2,315          1,859,734      4,776,926            621,782         846,532

           0                0               0                  0              0                  0               0
           0                0               0                  0              0                  0               0

           5                0               1              9,669          3,612                561               0
     162,709          374,099             126            416,466        270,134            299,708           3,495

         (13)               0               0            (30,146)       (22,315)            (2,732)           (767)
    (508,522)      (1,766,297)            (56)        (1,276,453)    (2,322,487)          (562,193)     (1,082,361)
      92,805          185,738           2,396          1,028,607      2,773,697            366,557        (231,960)

  (1,064,236)         485,048           2,488         (2,864,311)     4,214,253            (29,768)         68,051


   2,918,098        2,433,050               0          5,479,156      1,264,903          1,076,176       1,008,125
$  1,853,862     $  2,918,098     $     2,488     $    2,614,845    $ 5,479,156      $   1,046,408    $  1,076,176

$          0     $          0     $        (4)    $            0    $   170,220      $       4,856    $    174,578

Renaissance Fund

   Year Ended       Year Ended
June 30, 2001    June 30, 2000
$         563    $      (1,813)
      145,009           30,832
       63,660          (29,435)
      209,232             (416)



           (7)               0
       (1,118)               0

            0                0
            0                0

          (72)              (9)
      (43,967)         (84,210)

            0               (3)
            0          (28,176)

      (45,164)        (112,398)



       28,215            7,183
      989,488          214,839

            0                0
            0                0

           79               11
       37,228          103,652

      (10,469)          (5,997)
     (273,791)        (388,493)
      770,750          (68,805)

      934,818         (181,619)


      478,206          659,825
$   1,413,024    $     478,206

$      99,752    $      24,138

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 57

Amounts in thousands                                              Select Growth Fund                Select International Fund

                                                                     Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:                           June 30, 2001    June 30, 2000    June 30, 2001    June 30, 2000
Operations:

Net investment income (loss)                                       $      (179)    $         (3)    $         161    $        (25)
Net realized gain (loss)                                               (21,734)              11            (1,794)          3,523
Net change in unrealized appreciation (depreciation)                    (4,509)             989            (8,648)          1,079
Net increase (decrease) resulting from operations                      (26,422)             997           (10,281)          4,577

Distributions to Shareholders:
From net investment income

   Class D                                                                   0                0                 0               0
   Other Classes                                                             0                0                 0               0
In excess of net investment income
   Class D                                                                   0                0                 0               0
   Other Classes                                                          (136)              (1)                0               0
From net realized capital gains
   Class D                                                                   0                0                 0               0
   Other Classes                                                             0             (141)           (3,949)         (2,103)
In excess of net realized capital gains
   Class D                                                                   0                0                 0               0
   Other Classes                                                             0                0                 0               0
Tax basis return of capital
   Class D                                                                   0                0                 0               0
   Other Classes                                                             0              (69)                0               0

Total Distributions                                                       (136)            (211)           (3,949)         (2,103)

Fund Share Transactions:
Receipts for shares sold

   Class D                                                                 192               10                10               0
   Other Classes                                                        75,329           16,140            48,499          12,739
Issued in reorganization
   Class D                                                                   0                0                 0               0
   Other Classes                                                             0                0            80,968               0
Issued as reinvestment of distributions
   Class D                                                                   0                0                 0               0
   Other Classes                                                           122              196             3,946           1,831
Cost of shares redeemed
   Class D                                                                  (9)               0                 0               0
   Other Classes                                                       (16,448)          (1,449)          (35,723)        (14,911)
Net increase (decrease) resulting from Fund share transactions          59,186           14,897            97,700            (341)

Total Increase (Decrease) in Net Assets                                 32,628           15,683            83,470           2,133

Net Assets:
Beginning of period                                                     16,882            1,199            10,541           8,408
End of period *                                                    $    49,510     $     16,882     $      94,011    $     10,541


*Including net undistributed (overdistributed) investment
 income of:                                                        $         0     $          0     $        (84)    $      2,569

58 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes


  Target Fund                        Tax-Efficient Equity Fund           Value Fund

     Year Ended       Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
  June 30, 2001    June 30, 2000     June 30, 2001     June 30, 2000     June 30, 2001     June 30, 2000
  $     (28,752)    $    (25,735)     $       (143)      $      (137)      $     1,401    $        3,191
         53,505          303,095            (3,944)           (3,852)           54,109            (4,356)
       (742,480)         731,179            (4,831)            7,274            14,744           (19,409)
       (717,727)       1,008,539            (8,918)            3,285            70,254           (20,574)



              0                0                 0                 0                (2)               (3)
              0                0                 0                 0            (1,104)           (3,277)

              0                0                 0                 0                 0                 0
              0                0                 0                 0                 0                 0

            (45)               0                 0                 0                 0                (1)
       (120,678)        (121,070)                0                 0                 0            (8,630)

            (84)               0                 0                 0                 0                (4)
       (223,681)               0                 0                 0                 0           (30,120)

              0                0                 0                 0                 0                 0
              0                0                 0                 0                 0                 0

       (344,488)        (121,070)                0                 0            (1,106)          (42,035)



          2,272               10                84                 0             5,081               136
        902,333        2,483,035            16,949            41,110           180,330            98,549

              0                0                 0                 0                 0                 0
              0                0                 0                 0                 0             1,373

             53                0                 0                 0                 2                 6
        254,769          111,650                 0                 0             1,017            39,960

           (106)               0                 0              (794)           (1,240)             (202)
       (564,057)      (2,417,633)          (18,556)          (14,745)         (100,699)         (142,678)
        595,264          177,062            (1,523)           25,571            84,491            (2,856)

       (466,951)       1,064,531           (10,441)           28,856           153,639            65,465


      2,230,772        1,166,241            56,807            27,951           166,173           231,638
  $   1,763,821     $  2,230,772      $     46,366      $     56,807      $    319,812    $      166,173

  $           0     $    200,449      $          0      $          0      $     38,914    $           94

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 59

PIMCO Notes to Financial Statements Class D

June 30, 2001

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized, as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund - $34,993; Global Innovation Fund - $3,273; Growth Fund - $61,455; Growth & Income Fund - $136; Healthcare Innovation Fund - $36; Innovation Fund - $96,848; Renaissance Fund -$158,666; Select Growth Fund - $2,862; Select International Fund - $59,897; Target Fund - $1,568; Tax-Efficient Equity Fund - $2,303; and Value Fund - $11,885.

60 PIMCO Funds Annual Report | 6.30.01

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability, which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee

PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Select Growth, and Growth & Income Funds; 0.65% for the Innovation Fund; 0.70% for the Healthcare Innovation Fund; 0.75% for the Select International Fund, 1.00% for the Global Innovation Fund, and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

New Advisory Fee Structure. Effective August 1, 2000, Mid-Cap Equity Fund changed its name to Growth & Income Fund and decreased its advisory fee from 0.63% to 0.60% per annum.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Growth & Income and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for Select International and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Growth & Income and Healthcare Innovation Funds; 0.60% for the Global Innovation Fund; 0.70% for the Select International Fund, and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets

                                          6.30.01 | PIMCO Funds Annual Report 61

June 30, 2001

attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Growth & Income Fund, 0.70% for the Healthcare Innovation Fund, 0.60% for the Global Innovation Fund, 0.70% for the Select International Fund, and 0.40% for all other funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

   The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

   Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                                  Effective Rate
                                          -----------------------------
                                            Distribution    Servicing
-----------------------------------------------------------------------
                                                  Fee (%)      Fee(%)
Class A
All Funds                                              --        0.25

Class B
All Funds                                            0.75        0.25

Class C
All Funds                                            0.75        0.25

Class D
All Funds                                              --        0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period June 30, 2001, PFD received $10,426,212 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expense; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of Global Innovation and Healthcare Innovation Funds' administrative fees to the extent that the payment of each fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                              Int'l Class     Admn Class     Class A       Class B       Class C     Class D
-------------------------------------------------------------------------------------------------------------
Global Innovation Fund           1.40%           1.65%        1.85%         2.60%         2.60%       1.85%

Healthcare Innovation Fund       0.95%           1.20%        1.45%         2.20%         2.20%       1.45%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000**, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.
**Effective January 1, 2001, the annual retainer for the unaffiliated Trustee is equal to $52,000.

62 PIMCO Funds Annual Report | 6.30.01

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2001, were as follows (amounts in thousands):

                                        Non - U.S. Government/Agency
                                      ----------------------------------
                                         Purchases             Sales
--------------------------------------------------------------------------------
Capital Appreciation Fund                  $894,745          $863,142
Global Innovation Fund                      952,740           600,362
Growth and Income Fund                       88,986            12,527
Growth Fund                               2,054,361         2,190,955
Healthcare Innovation Fund                    5,193             2,950
Innovation Fund                          11,310,274        10,843,027
Mid-Cap Fund                              1,606,072         1,581,037
Renaissance Fund                          1,669,955         1,057,882
Select Growth Fund                          125,609            65,681
Select International Fund                   133,618            35,475
Target Fund                               2,388,124         2,143,785
Tax-Efficient Equity Fund                    21,325            23,354
Value Fund                                  477,906           420,584

5. In-Kind Transactions

For the period ended June 30, 2001, the following fund realized gains from in-kind redemptions of approximately (amounts in thousands):

                                   Realized Gains
-------------------------------------------------
Mid-Cap Fund                       $       12,454

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders (amounts in thousands):

                                                                    Value of                                 Total Net
                                                          Shares      Shares    Total Net     Total Net      Assets of      Acquired
                                                       Issued by   Issued by    Assets of     Assets of      Acquiring        Fund's
                                                       Acquiring   Acquiring     Acquired     Acquiring     Fund After    Unrealized
Acquiring Fund            Acquired Fund   Date              Fund        Fund         Fund          Fund    Acquisition  Depreciation
------------------------------------------------------------------------------------------------------------------------------------
PIMCO                     PIMCO
Value Fund                Value 25 Fund   03/03/2000         137  $    1,373   $    1,373   $   163,988  $     165,361  $      (419)

PIMCO                     PIMCO
Select International Fund International   05/04/2001      16,168      88,032       88,032        11,177         99,209       (7,064)
                          Fund

PIMCO                     PIMCO Equity
Growth & Income Fund      Income Fund     06/22/2001       3,343      30,230       30,230        48,086         78,316         (872)

7. Federal Income Tax Matters

As of June 30, 2001, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. In addition, as part of the transaction described in Note 6, the Value Fund, Select International Fund, and Growth & Income Fund acquired capital loss carryforwards from Value 25 Fund, International Fund, and Equity Income Fund respectively. Use of the acquired capital loss carryforward may be limited under current tax laws.

     Additionally, the Capital Appreciation Fund, Global Innovation Fund, Growth & Income Fund, Healthcare Innovation Fund, Innovation Fund, Mid-Cap Fund, Select Growth Fund, Select International Fund, Target Fund, Tax-Efficient Equity Fund, and Value Fund realized capital losses and/or foreign currency losses during the period November 1, 2000 through June 30, 2001, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations.

     The amounts are $8,271,113, $162,828,634, $781,007, $101,249,
$1,665,110,268, $46,741,868, $21,790,213, $3,373,786, $1,456,433, $2,247,306,
and $219,340, respectively. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                         Capital Loss Carryforwards
                          --------------------------------------------------
                           Realized Losses   Acquired Losses      Expiration
                          --------------------------------------------------
Global Innovation Fund    $     19,573,698    $            0      06/30/2009

Growth & Income Fund                     0        19,541,480      06/30/2009

Select Growth Fund                  63,106                 0      06/30/2009

Select International Fund                0         2,646,127      06/30/2009

Tax-Efficient Equity Fund           27,778                 0      06/30/2007
                                 1,332,594                 0      06/30/2008
                                 4,356,186                 0      06/30/2009

Value Fund                               0           303,905      06/30/2005


                                          6.30.01 | PIMCO Funds Annual Report 63

June 30, 2001


8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                     Capital Appreciation Fund                     Global Innovation Fund
                                                Year Ended              Year Ended             Year Ended    Period from 12/31/1999
                                                06/30/2001              06/30/2000             06/30/2001             to 06/30/2000
                                            Shares      Amount     Shares       Amount     Shares      Amount    Shares      Amount
Receipts for shares sold
   Class D                                     153   $   3,199          7    $     176        817   $  13,264         8   $     147
   Other classes                            15,327     336,065     18,246      469,984     31,032     489,410     5,903     100,491
Shares issued in reorganization
   Class D                                       0           0          0            0          0           0         0           0
   Other classes                                 0           0          0            0          0           0         0           0
Issued as reinvestment of distributions
   Class D                                      23         473          3           68          1          12         0           0
   Other classes                            11,137     226,602      6,604      155,392         25         408         0           0
Cost of shares redeemed
   Class D                                     (27)       (523)        (3)         (62)      (538)     (7,279)        0          (8)
   Other classes                           (13,422)   (290,870)   (36,621)    (944,833)   (11,646)   (139,553)     (373)     (6,141)
Net increase resulting from
   Fund share transactions                  13,191   $ 274,946    (11,764)   $(319,275)    19,691   $ 356,262     5,538   $  94,489

                                                   Growth & Income Fund
                                              Year Ended           Year Ended
                                              06/30/2001           06/30/2000
                                          Shares      Amount   Shares       Amount
Receipts for shares sold
   Class D                                     1   $     100        0      $     0
   Other classes                           5,749      57,665      159        2,235
Shares issued in reorganization
   Class D                                     4          34        0            0
   Other classes                           3,338      29,324        0            0
Issued as reinvestment of distributions
   Class D                                     0           3        0            0
   Other classes                             155       1,581      131        1,370
Cost of shares redeemed
   Class D                                    (4)        (34)       0            0
   Other classes                            (967)     (9,640)    (378)      (5,302)
Net increase resulting from
   Fund share transactions                 8,276   $  78,943      (88)     $(1,697)

                                                           Renaissance Fund                          Select Growth Fund
                                                     Year Ended            Year Ended            Year Ended          Year Ended
                                                     06/30/2001            06/30/2000            06/30/2001          06/30/2000
                                                Shares       Amount     Shares     Amount     Shares     Amount    Shares    Amount
Receipts for shares sold
   Class D                                       1,522    $  28,215        462  $   7,183          9   $    192         0  $     10
   Other classes                                54,478      989,488     14,422    214,839      3,274     75,329       710    16,140
Shares issued in reorganization
   Class D                                           0            0          0          0          0          0         0         0
   Other classes                                     0            0          0          0          0          0         0         0
Issued as reinvestment of distributions
   Class D                                           5           79          1         11          0          0         0         0
   Other classes                                 2,238       37,228      7,945    103,652          6        122         9       196
Cost of shares redeemed
   Class D                                        (594)     (10,469)      (388)    (5,997)         0         (9)        0         0
   Other classes                               (15,612)    (273,791)   (26,405)  (388,493)      (884)   (16,448)      (64)   (1,449)

Net increase resulting from
   Fund share transactions                      42,037    $ 770,750     (3,963) $ (68,805)     2,405   $ 59,186       655  $ 14,897

64 PIMCO Funds Annual Report | 6.30.01

                                          Healthcare
             Growth Fund               Innovation Fund              Innovation Fund                        Mid-Cap Fund
    Year Ended         Year Ended         Year Ended         Year Ended        Year Ended          Year Ended         Year Ended
    06/30/2001         06/30/2000         06/30/2001         06/30/2001        06/30/2000          06/30/2001         06/30/2000
 Shares    Amount   Shares     Amount  Shares    Amount Shares      Amount   Shares     Amount   Shares   Amount  Shares     Amount
      3  $    103        0 $       10      0  $     10     891 $    49,337      981 $   67,827      404 $  9,431      39 $    1,141
 14,107   438,523   44,364  1,577,926    149     2,315  36,954   1,859,734   76,946  4,776,926   23,516  621,782  33,275    846,532

      0         0        0          0      0         0       0           0        0                   0        0       0          0
      0         0        0          0      0         0       0           0        0                   0        0       0          0

      0         5        0          0      0         1     194       9,669       64      3,612       23      561       0          0
  5,633   162,709   11,797    374,099     12       126   8,772     416,466    4,990    270,134   12,485  299,708     141      3,495

      0       (13)       0                 0         0    (720)    (30,146)    (365)   (22,315)    (123)  (2,732)    (29)      (767)
(17,815) (508,522) (50,261)(1,766,297)    (6)      (56)(29,566) (1,276,453) (38,991)(2,322,487) (21,784)(562,193)(42,392)(1,082,361)

  1,838  $ 92,805    5,900   $185,738    155  $  2,396  16,525 $ 1,028,607   43,625 $2,773,697   14,521 $366,557  (8,966)$ (231,960)

     Select International Fund                 Target Fund                   Tax-Efficient Equity Fund
    Year Ended       Year Ended       Year Ended         Year Ended          Year Ended      Year Ended
    06/30/2001       06/30/2000       06/30/2001         06/30/2000          06/30/2001      06/30/2000
 Shares   Amount  Shares    Amount  Shares    Amount   Shares     Amount  Shares    Amount  Shares    Amount
      1  $    10       0  $      0      94 $   2,272        0 $       10       7  $     84       0 $       0

  7,546   48,499     675    12,739  36,026   902,333  102,193  2,483,035   1,529    16,949   3,587    41,110

      0        0       0         0       0         0        0          0       0         0       0         0
 16,168   80,968       0         0       0         0        0          0       0         0       0         0

      0        0       0         0       2        53        0          0       0         0       0         0
    589    3,946      93     1,831  11,350   254,769    5,556    111,650       0         0       0         0

      0        0       0         0      (5)     (106)       0          0       0         0     (74)     (794)
 (5,965) (35,723)   (777)  (14,911)(24,600) (564,057)(100,861)(2,417,633) (1,676)  (18,556) (1,266)  (14,745)


 18,339 $ 97,700      (9) $   (341) 22,867 $ 595,264    6,888 $  177,062   (140) $  (1,523)  2,247 $  25,571


                Value Fund
      Year Ended           Year Ended
      06/30/2001           06/30/2000
  Shares      Amount    Share      Amount

     333 $     5,081       10  $      136

  12,173     180,330    7,845      98,549

       0           0        0           0
       0           0      137       1,373

       0           2        0           6
      74       1,017    3,485      39,960

     (88)     (1,240)     (14)       (202)
  (7,213)   (100,699) (12,020)   (142,678)


   5,279 $    84,491     (557) $   (2,856)



                                          6.30.01 | PIMCO Funds Annual Report 65

Report of Independent Accountants

To the Trustees and Class D Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Global Innovation Fund, Growth & Income Fund, Growth Fund, Healthcare Innovation Fund, Innovation Fund, Mid-Cap Fund, Renaissance Fund, Select Growth Fund, Select International Fund, Target Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2001

66 PIMCO Funds Annual Report | 6.30.01

 Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2001) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2001 which qualify for the corporate dividend-received deduction are as follows:

Capital Appreciation Fund                                       57.94%
Growth & Income Fund                                             3.02%
Healthcare Innovation Fund                                       1.91%
Innovation Fund                                                  0.16%
Mid-Cap Fund                                                    34.96%
Renaissance Fund                                                11.11%
Target Fund                                                      5.12%
Value Fund                                                      10.67%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2001, were in the amounts as follows:

                                                                              Per Share                  Per Share
                                                                              Long-Term                 Short-Term
                                                                          Capital Gains              Capital Gains

Capital Appreciation Fund                                                       3.61789                    4.36444
Global Innovation Fund                                                                -                    0.02559
Growth & Income Fund                                                            0.83029                    2.79571
Growth Fund                                                                     2.34675                          -
Healthcare Innovation Fund                                                            -                    1.28084
Innovation Fund                                                                 4.36427                    1.98779
Mid-Cap Fund                                                                    2.97249                    5.82099
Renaissance Fund                                                                      -                    1.12938
Select International Fund                                                       3.72238                    6.86495
Target Fund                                                                     1.68629                    2.34704

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2002, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.

                                          6.30.01 | PIMCO Funds Annual Report 67

PIMCO Funds Multi-Manager Series

Manager                  PIMCO Advisors L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian                State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder              PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 203 N. LaSalle Street, Chicago, IL 60601
Accountant

Legal Counsel            Ropes & Gray, One International Place, Boston, MA 02110

For Account              For PIMCO Funds account information contact your financial advisor, or if you receive
Information              account statements directly from PIMCO Funds, you can also call 1-800-426-0107.
                         Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time.
                         Or visit our Web site, www.pimcofunds.com.

HOW TO CONTACT US

For information regarding your investment contact your financial advisor, or call:

Shareholder Services
1-800-426-0107

For general information:
1-888-87-PIMCO

PIMCO Funds Online
www.pimcofunds.com

Access Staff
Editor
Ruth Straughn

Design
Wendy Berge

What do you think?
To provide feedback on access, e-mail us at:
accessmag@pimcofunds.com. Or write to: PIMCO Funds, 2187
Atlantic Street, Stamford, CT 06902, Attention: Access Editor.

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors L.P. (PIMCO). PIMCO manages over $270 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world's leading financial services providers.

Stock Funds                             Bond Funds

Growth                                  Short Duration
Growth Fund                             Short-Term Fund
Select Growth Fund                      Low Duration Fund
Target Fund
                                        Intermediate Duration
Blend                                   Total Return Fund
Growth & Income Fund
Capital Appreciation Fund               International
Mid-Cap Fund                            Foreign Bond Fund
                                        Emerging Markets Bond Fund
Value
Renaissance Fund                        High Yield
Value Fund                              High Yield Fund

Enhanced Index                          Mortgage-Backed
Tax-Efficient Equity Fund               GNMA Fund
StocksPLUS Fund                         Total Return Mortgage Fund

International                           Inflation-Indexed
Select International Fund               Real Return Fund

Sector-Related                          Convertible
Innovation Fund                         Convertible Fund
Global Innovation Fund
Healthcare Innovation Fund              Tax-Exempt
                                        Municipal Bond Fund
                                        CA Interm. Municipal Bond Fund
Stock and Bond Funds                    NY Municipal Bond Fund
Strategic Balanced Fund                 CA Municipal Bond Fund



(C) 2001 PIMCO Funds Distributors, LLC

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. Although carefully verified, data is not guaranteed as to accuracy or completeness. PIMCO Funds can not be held responsible for any loss incurred by applying any information in this publication.

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Sign up today to receive these PIMCO Funds newsletters via-email:

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Simply go to www.pimcofunds.com and click on "Registration" to select the
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For a description of each of these newsletters, turn to page 4 in this report.

The Web articles will contain the current opinions of the managers and do not
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product. Articles are distributed for educational purposes and should not be considered investment advice.

                                                                      PZ032.7/01
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

JUNE 30 , 2001



                                 Annual Report



Asset Allocation Series

Share Classes

  A  B  C

STOCK AND BOND FUNDS
90/10 Portfolio
60/40 Portfolio
30/70 Portfolio



                                                           [LOGO OF PIMCO FUNDS]

Table of Contents

President's Letter.......................................................     3

Fund Summaries...........................................................   4-9

Schedules of Investments.................................................    11

                                                                    Schedule of
Fund                                           Fund Summary         Investments

90/10 Portfolio.......................................... 4  ............... 11
60/40 Portfolio.......................................... 6  ............... 11
30/70 Portfolio.......................................... 8  ............... 11

Financial Highlights..................................................... 12-13

Statements of Assets and Liabilities.....................................    14

Statements of Operations.................................................    15

Statements of Changes in Net Assets......................................    16

Notes to Financial Statements............................................ 17-19

[PHOTO]

Dear Fellow Shareholder:

The past year was a challenging time for equity investors. Since June 2000, the tech-heavy NASDAQ has been virtually sliced in half. And the broader market, as represented by the S&P 500, has lost more than 14%. With growth stocks comprising the majority of these indexes, it's not surprising that the performance of most growth-oriented stock funds reflected this volatility.

Yet, even a market as difficult as this one has its strong points. As the bear market punished many stock prices too harshly, new doors opened for value investors. I am pleased to report that by focusing on value-oriented stock funds, the 90/10, 60/40 and 30/70 portfolios were able to avoid much of the downdraft.

On the bond side, exposure to quality fixed-income investments rewarded investors, as they provided attractive returns relative to the equity markets. Each portfolio's respective focus on high-quality bond funds not only helped offset stock volatility, but contributed positively to its near-term results.

The disparate performance of growth and value stocks and the relative outperformance of bonds over the past year only reinforces the case for a diversified portfolio. Bear markets are inevitable. And the ensuing recoveries are impossible to time. Without doubt, the best way to minimize volatility while ensuring you participate in the upswing is by diversifying your investments--and by having the discipline to stick to your financial plan. By choosing to invest in PIMCO's Asset Allocation Series, you're already well on your way to achieving these objectives.

As always, I encourage you to read the fund information and commentaries on the following pages carefully. If you have any questions, contact your financial advisor or call us at 1-800-426-0107. And be sure to visit our Web site at www.pimcofunds.com.

Thank you once again for the trust you've placed in us.

Sincerely

/s/ Stephen Treadway

Stephen Treadway
President
July 31, 2001

                                                     PIMCO Funds Annual Report 3

STOCK AND BOND FUND

90/10 Portfolio

OBJECTIVE:
Long-term capital appreciation

PORTFOLIO:
80-100% PIMCO Stock Funds
0-20% PIMCO Bond Funds

NUMBER OF FUNDS IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$22.1 million

PORTFOLIO MANAGERS:
John Loftus
Ken Corba

Diversification helped on the downside

During the trailing twelve months, PIMCO 90/10 Portfolio outperformed its Lipper Average by more than six percentage points, although both the portfolio and its relative average were negative for the period. It was the diversification strategy of the portfolio that enabled it to cushion the fall of the downward-trending equity markets.

Value-oriented investments outperformed

Large weightings in PIMCO Renaissance and Value Funds, two value-oriented portfolios, helped the Portfolio outperform the overall equity market over the past year. In particular within these Funds, the basic materials sector performed well, especially in the latter part of the period. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road.

Growth investing continues to suffer

Growth stocks continued to decline, along with the slowing economy, during the trailing twelve months. This trend was the main reason behind the 90/10 Portfolio's negative performance. PIMCO Growth, Target, and Opportunity Funds each had negative returns on an absolute basis, following the direction of the S&P 500 during the same period.

Bond allocation focused on PIMCO Total Return

The core fixed income allocation within the 90/10 Portfolio was PIMCO Total Return. During the trailing twelve months, this portfolio provided attractive returns, not only versus the bond market, but also when compared to equities. Managed by Bill Gross, Total Return maintained an overweight position in mortgage-backed securities, as the manager believes these bonds provide an attractive risk-reward investment in today's environment.

Current strategy will remain in place pending a U.S. economic recovery

Looking forward, we plan to maintain our emphasis on value investing, while also maintaining a relatively prominent position in the international equity markets. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, we will continue this allocation strategy.

4 PIMCO Funds Annual Report | 6.30.01

90/10 Portfolio

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                 1 year      3 year     5 year     10 year    Inception
                                                                                                              (9/30/98)
PIMCO 90/10 Portfolio A Shares                                   -6.38%          --         --          --        9.74%
PIMCO 90/10 Portfolio B Shares                                   -7.14%          --         --          --        8.91%
PIMCO 90/10 Portfolio C Shares                                   -7.13%          --         --          --        8.88%
72% Russell 3000/18% MSCI All Cntry. Wld. Ex US/10% LBAG Index  -13.48%          --         --          --          --
Russell 3000 Index                                              -13.94%          --         --          --          --
Lipper Multi-Cap Core Fund Average                              -12.71%          --         --          --          --

PIMCO STOCK FUNDS                % of Total
                                Investments

    Growth
    Target Fund                        5.7%
    Growth Fund                        5.0%
    Opportunity Fund                   3.9%
    Blend
    StocksPLUS Fund                   24.0%
    Mid-Cap Fund                       5.5%
    Capital Appreciation Fund          4.9%
    Value
    Renaissance Fund                  11.4%
    Value Fund                        10.5%
    Small-Cap Value Fund               3.8%
    International
    Select International Fund         16.6%
    Total Stock Funds                 91.3%

PIMCO BOND FUNDS                 % of Total
                                Investments

    Intermediate Duration
    Total Return Fund                  7.7%
    High Yield
    High Yield Fund                    0.7%
    International
    Foreign Bond Fund                  0.3%
    Total Bond Funds                   8.7%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                            PIMCO 90/10           PIMCO 90/10          PIMCO 90/10      Russell 3000        72% Russell 3000
                            Portfolio A           Portfolio B          Portfolio C          Index         18% MSCI All Cntry
                                                                                                              Wrld Ex-US
                                                                                                            10% LBAG Index
       Date
    09/30/1998                     9,450                 10,000             10,000           10,000                   10,000
    10/31/1998                     9,847                 10,420             10,420           10,759                   10,730
    11/30/1998                    10,357                 10,950             10,950           11,417                   11,312
    12/31/1998                    10,795                 11,409             11,409           12,144                   11,902
    01/31/1999                    10,881                 11,490             11,490           12,556                   12,200
    02/28/1999                    10,478                 11,054             11,054           12,112                   11,821
    03/31/1999                    10,737                 11,318             11,318           12,556                   12,245
    04/30/1999                    11,294                 11,907             11,907           13,123                   12,759
    05/31/1999                    11,140                 11,735             11,735           12,873                   12,469
    06/30/1999                    11,687                 12,304             12,304           13,524                   13,027
    07/31/1999                    11,524                 12,121             12,121           13,114                   12,788
    08/31/1999                    11,418                 11,998             11,998           12,964                   12,695
    09/30/1999                    11,235                 11,805             11,805           12,632                   12,488
    10/31/1999                    11,619                 12,202             12,202           13,424                   13,141
    11/30/1999                    11,936                 12,526             12,526           13,800                   13,500
    12/31/1999                    12,845                 13,477             13,464           14,681                   14,347
    01/31/2000                    12,314                 12,907             12,906           14,105                   13,806
    02/29/2000                    12,803                 13,412             13,400           14,237                   13,982
    03/31/2000                    13,506                 14,132             14,132           15,351                   14,882
    04/30/2000                    12,945                 13,541             13,539           14,811                   14,349
    05/31/2000                    12,711                 13,293             13,281           14,395                   13,994
    06/30/2000                    13,028                 13,616             13,604           14,821                   14,428
    07/31/2000                    12,966                 13,541             13,540           14,558                   14,155
    08/31/2000                    13,812                 14,412             14,410           15,639                   14,962
    09/30/2000                    13,425                 14,004             13,991           14,930                   14,332
    10/31/2000                    13,292                 13,854             13,851           14,718                   14,111
    11/30/2000                    12,467                 12,994             12,980           13,361                   13,083
    12/31/2000                    13,097                 13,327             13,618           13,586                   13,346
    01/31/2001                    13,223                 13,748             13,750           14,050                   13,736
    02/28/2001                    12,391                 12,885             12,875           12,766                   12,650
    03/31/2001                    11,696                 12,154             12,155           11,934                   11,899
    04/30/2001                    12,414                 12,897             12,887           12,891                   12,723
    05/31/2001                    12,414                 12,885             12,875           12,994                   12,736
    06/30/2001                    12,197                 12,344             12,636           12,755                   12,483




Portfolio Overview

Designed for more aggressive, growth-oriented investors with relatively long time horizons, the 90/10 Portfolio looks to achieve long-term capital appreciation by investing approximately 90% of its assets in PIMCO stock mutual funds. To a much lesser degree, the Portfolio seeks to provide principle protection by investing the balance of its assets in PIMCO bond mutual funds. The Portfolio's asset allocation strategy enables it to focus on those funds that are best positioned to benefit from current market and economic trends.

* Past performance is no guarantee of future results. The Portfolio's investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio's allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high yield securities, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See page 10 for Footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 5

STOCK AND BOND FUND

60/40 Portfolio

OBJECTIVE:
Long-term capital appreciation and current income

PORTFOLIO:
50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

NUMBER OF FUNDS IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$21.5 million

PORTFOLIO MANAGERS:
John Loftus
Ken Corba

Diversification helped on the downside

During the trailing twelve months, PIMCO 60/40 Portfolio slightly outperformed its Lipper Average, although both the portfolio and its relative average were negative for the period. However, when compared to an investment in the overall equity market, a diversified portfolio such as PIMCO 60/40 performed exceptionally well.

Value-oriented investments outperformed

Large weightings in PIMCO Renaissance and PIMCO Value Funds, two value-oriented portfolios, helped the Portfolio outperform the overall equity market over the past year. In particular within these Funds, the basic materials sector performed well, especially in the latter part of the period. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road.

Growth investing continues to suffer

Growth stocks continued to decline, along with the slowing economy, during the trailing twelve months. This trend was the main reason behind the 60/40 Portfolio's negative performance. PIMCO Growth, Target, and Opportunity Funds each had negative returns on an absolute basis, following the direction of the S&P 500 during the same period.

Core bond fund exposure boosted returns

The core fixed income allocation within the 60/40 Portfolio was PIMCO Total Return. During the trailing twelve months, this portfolio provided attractive returns, not only versus the bond market, but also when compared to equities. Managed by Bill Gross, Total Return maintained an overweight position in mortgage-backed securities, as the manager believes these bonds provide an attractive risk-reward investment in today's environment.

Current strategy will remain in place pending a U.S. economic recovery

Looking forward, we plan to maintain our emphasis on value investing, while also maintaining a relatively prominent position in the international equity markets. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, we will continue this allocation strategy.

6 PIMCO Funds Annual Report | 6.30.01

60/40 Portfolio

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                               1 year      3 year     5 year     10 year    Inception
                                                                                                            (9/30/98)
PIMCO 60/40 Portfolio A Shares                                 -1.92%          --         --          --        8.03%
PIMCO 60/40 Portfolio B Shares                                 -2.62%          --         --          --        7.24%
PIMCO 60/40 Portfolio C Shares                                 -2.71%          --         --          --        7.22%
Russell 3000 Index                                            -13.94%          --         --          --          --
48% Russ. 3000/12% MSCI All Cntry. Wd. Ex US/40% LBAG Index    -5.58%          --         --          --          --
Lehman Brothers Agg. Bond Index                                11.23%          --         --          --          --
Lipper Balanced Fund Average                                   -2.27%          --         --          --          --

PIMCO STOCK FUNDS                % of Total
                                Investments

    Growth
    Target Fund                        3.8%
    Growth Fund                        3.4%
    Opportunity Fund                   2.7%
    Blend
    StocksPLUS Fund                   16.0%
    Mid-Cap Fund                       3.8%
    Capital Appreciation Fund          3.5%
    Value
    Renaissance Fund                   7.5%
    Value Fund                         6.7%
    Small-Cap Value Fund               2.6%
    International
    Select International Fund         11.4%
    Total Stock Funds                 61.4%

PIMCO BOND FUNDS                 % of Total
                                Investments

    Intermediate Duration
    Total Return Fund                 33.0%
    High Yield
    High Yield Fund                    3.8%
    International
    Foreign Bond Fund                  1.8%
    Total Bond Funds                  38.6%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]


                       PIMCO 60/40      PIMCO 60/40       PIMCO 60/40      Russell 3000    Lehman Broth.       48% Russell 3000
                       Portfolio A      Portfolio B       Portfolio C         Index       Agg. Bond Index     12% MSCI All Cntry
                                                                                                                  Wrld Ex-US
                                                                                                                40% LBAG Index
      Date
   09/30/1998               9,450            10,000            10,000          10,000           10,000                  10,000
   10/31/1998               9,724            10,290            10,290          10,759            9,947                  10,469
   11/30/1998              10,074            10,650            10,650          11,417           10,004                  10,867
   12/31/1998              10,403            10,994            10,994          12,144           10,034                  11,256
   01/31/1999              10,460            11,045            11,045          12,556           10,105                  11,471
   02/28/1999              10,143            10,699            10,699          12,112            9,929                  11,167
   03/31/1999              10,339            10,899            10,900          12,556            9,984                  11,454
   04/30/1999              10,715            11,286            11,297          13,123           10,016                  11,787
   05/31/1999              10,580            11,134            11,144          12,873            9,928                  11,574
   06/30/1999              10,915            11,483            11,482          13,524            9,896                  11,907
   07/31/1999              10,790            11,350            11,349          13,114            9,854                  11,744
   08/31/1999              10,731            11,279            11,277          12,964            9,849                  11,685
   09/30/1999              10,653            11,184            11,184          12,632            9,963                  11,604
   10/31/1999              10,897            11,430            11,440          13,424           10,000                  12,022
   11/30/1999              11,102            11,645            11,645          13,800            9,999                  12,241
   12/31/1999              11,655            12,214            12,216          14,681            9,951                  12,733
   01/31/2000              11,316            11,859            11,861          14,105            9,919                  12,399
   02/29/2000              11,674            12,214            12,217          14,237           10,039                  12,554
   03/31/2000              12,152            12,713            12,709          15,351           10,171                  13,149
   04/30/2000              11,791            12,334            12,330          14,811           10,142                  12,822
   05/31/2000              11,647            12,171            12,168          14,395           10,137                  12,609
   06/30/2000              11,914            12,441            12,447          14,821           10,348                  12,957
   07/31/2000              11,925            12,441            12,447          14,558           10,442                  12,832
   08/31/2000              12,485            13,016            13,023          15,639           10,593                  13,383
   09/30/2000              12,258            12,769            12,775          14,930           10,660                  13,035
   10/31/2000              12,174            12,682            12,688          14,718           10,730                  12,930
   11/30/2000              11,695            12,170            12,176          13,361           10,906                  12,372
   12/31/2000              12,158            12,356            12,663          13,586           11,108                  12,614
   01/31/2001              12,309            12,800            12,796          14,050           11,290                  12,929
   02/28/2001              11,810            12,268            12,276          12,766           11,388                  12,285
   03/31/2001              11,365            11,805            11,810          11,934           11,445                  11,819
   04/30/2001              11,808            12,254            12,260          12,891           11,398                  12,348
   05/31/2001              11,832            12,267            12,272          12,994           11,467                  12,382
   06/30/2001              11,684            11,820            12,111          12,755           11,510                  12,234

Portfolio Overview

The 60/40 Portfolio is generally structured for investors with a medium-range time horizon and risk tolerance. By investing approximately 60% of its assets in PIMCO stock mutual funds and 40% of its assets in PIMCO bond mutual funds, the Portfolio seeks to achieve a balance of long-term capital appreciation and income/principal protection. The Portfolio's asset allocation strategy enables it to focus on those funds that are best positioned to benefit from current market and economic trends.

* Past performance is no guarantee of future results. The Portfolio's investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio's allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high yield securities, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See page 10 for Footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 7

STOCK AND BOND FUND

30/70 Portfolio

OBJECTIVE:
Current income with long-term capital appreciation as a secondary objective

PORTFOLIO:
25-35% PIMCO Stock Funds
65-75% PIMCO Bond Funds

NUMBER OF FUNDS IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$6.8 million

PORTFOLIO MANAGERS:
John Loftus
Ken Corba

Portfolio outpaced its benchmark for the period

During the trailing twelve months, PIMCO 30/70 Portfolio (Class A) slightly outperformed its benchmark while underperforming its Lipper Average, although it's important to note that the Lipper comparison was made to bond-only portfolios. PIMCO 30/70 is diversified in both bonds and stocks.

PIMCO Total Return weighed in

The core fixed income allocation within the 30/70 Portfolio was PIMCO Total Return. During the trailing twelve months, this portfolio provided attractive returns, not only versus the bond market, but also when compared to equities. Managed by Bill Gross, Total Return maintained an overweight position in mortgage-backed securities, as the manager believes these bonds provide an attractive risk-reward investment in today's environment. The Fund remained underweight in corporate bonds due to the slowing U.S. economy and the growing pressure that placed on company earnings.

Focus on value was positive for performance

Large weightings in PIMCO Renaissance and Value Funds, two value-oriented portfolios, helped the Portfolio outperform the overall equity market over the past year. In particular within these Funds, the basic materials sector performed well, especially in the latter part of the period. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road.

Growth investing continues to suffer

Growth stocks continued to decline, along with the slowing economy, during the trailing twelve months. This trend was the main reason behind the 60/40 Portfolio's negative performance. PIMCO Growth, Target, and Opportunity Funds each had negative returns on an absolute basis, following the direction of the S&P 500 during the same period.

Current strategy will remain in place pending a U.S. economic recovery

Looking forward, we plan to maintain our emphasis on core bond investing, while keeping an attractive weighting within the value spectrum. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, we will continue this allocation strategy.

8 PIMCO Funds Annual Report | 6.30.01

30/70 Portfolio

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                               1 year      3 year     5 year     10 year    Inception
                                                                                                            (9/30/98)
PIMCO 30/70 Portfolio A Shares                                  3.03%          --         --          --        6.08%
PIMCO 30/70 Portfolio B Shares                                  2.26%          --         --          --        5.31%
PIMCO 30/70 Portfolio C Shares                                  2.25%          --         --          --        5.31%
24% Russell 3000/6% MSCI All Cntry. Wld. Ex US/70% LBAG Index   2.66%          --         --          --          --
Lehman Brothers Aggregate Bond Index                           11.23%          --         --          --          --
Lipper General Bond Fund Average                                6.95%          --         --          --          --

PIMCO STOCK FUNDS                % of Total
                                Investments

    Growth
    Target Fund                        2.0%
    Growth Fund                        1.7%
    Opportunity Fund                   1.3%
    Blend
    StocksPLUS Fund                    7.7%
    Mid-Cap Fund                       1.8%
    Capital Appreciation Fund          1.7%
    Value
    Value Fund                         4.1%
    Renaissance Fund                   3.9%
    Small-Cap Value Fund               1.2%
    International
    Select International Fund          6.0%
    Total Stock Funds                 31.4%

PIMCO BOND FUNDS                 % of Total
                                Investments

    Intermediate Duration
    Total Return Fund                 58.9%
    High Yield
    High Yield Fund                    6.4%
    International
    Foreign Bond Fund                  3.3%
    Total Bond Funds                  68.6%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                           PIMCO 30/70         PIMCO 30/70        PIMCO 30/70     Lehman Broth.      24% Russell 3000
                           Portfolio A         Portfolio B        Portfolio C    Agg. Bond Index  6% MCSI All Cntry
                                                                                                       Wrld Ex-US
                                                                                                     70% LBAG Index
      Date
   09/30/1998                  9,550               10,000           10,000           10,000             10,000
   10/31/1998                  9,693               10,146           10,148           10,208              9,947
   11/30/1998                  9,895               10,341           10,346           10,431             10,004
   12/31/1998                 10,125               10,581           10,576           10,634             10,034
   01/31/1999                 10,085               10,533           10,527           10,773             10,105
   02/28/1999                  9,853               10,286           10,290           10,536              9,929
   03/31/1999                  9,980               10,412           10,407           10,701              9,984
   04/30/1999                 10,182               10,626           10,622           10,873             10,016
   05/31/1999                 10,052               10,484           10,480           10,727              9,928
   06/30/1999                 10,208               10,631           10,627           10,865              9,896
   07/31/1999                 10,130               10,552           10,549           10,767              9,854
   08/31/1999                 10,107               10,511           10,507           10,738              9,849
   09/30/1999                 10,114               10,511           10,508           10,762              9,963
   10/31/1999                 10,238               10,644           10,641           10,976             10,000
   11/30/1999                 10,358               10,751           10,749           11,076              9,999
   12/31/1999                 10,594               10,989           10,989           11,272              9,951
   01/31/2000                 10,403               10,794           10,795           11,106              9,919
   02/29/2000                 10,600               10,992           10,992           11,242             10,039
   03/31/2000                 10,909               11,295           11,294           11,582             10,171
   04/30/2000                 10,748               11,132           11,132           11,422             10,142
   05/31/2000                 10,690               11,055           11,053           11,324             10,137
   06/30/2000                 10,900               11,277           11,275           11,598             10,348
   07/31/2000                 10,958               11,318           11,317           11,595             10,442
   08/31/2000                 11,312               11,689           11,687           11,928             10,593
   09/30/2000                 11,204               11,571           11,569           11,810             10,660
   10/31/2000                 11,169               11,516           11,514           11,802             10,730
   11/30/2000                 10,993               11,328           11,327           11,644             10,906
   12/31/2000                 11,335               11,376           11,673           11,866             11,108
   01/31/2001                 11,507               11,840           11,839           11,290             12,111
   02/28/2001                 11,319               11,638           11,638           11,388             11,862
   03/31/2001                 11,105               11,421           11,420           11,445             11,667
   04/30/2001                 11,278               11,593           11,593           11,398             11,904
   05/31/2001                 11,310               11,619           11,618           11,467             11,956
   06/30/2001                 11,232               11,240           11,530           11,510             11,907

Portfolio Overview

Designed for more conservative, income-oriented investors with shorter time horizons, the 30/70 Portfolio looks to achieve current income and principal protection by investing approximately 70% of its assets in PIMCO bond mutual funds. In order to participate in the long-term growth potential of equity investments, the Portfolio also invests approximately 30% of its assets in PIMCO stock mutual funds. The Portfolio's asset allocation strategy enables it to focus on those funds that are best positioned to benefit from current market and economic trends.

* Past performance is no guarantee of future results. The Portfolio's investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio's allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high yield securities, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See page 10 for Footnotes, which include additional details.

                                           6.30.01 | PIMCO Funds Annual Report 9

Footnotes

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares for the 90/10 Portfolio and the 60/40 Portfolio include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class A shares for the 30/70 Portfolio include the effect of paying the maximum initial sales charge of 4.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership. The PIMCO stock funds can invest in foreign securities and the International Fund invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Small-Cap Value Fund generally invest in small-cap stocks, which can be riskier than the overall stock market.

Lipper Averages are calculated by Lipper, Inc. It is the total-return performance average of funds that are tracked by Lipper that have the same fund classification. Lipper does not take into account sales charge. The Russell 3000 Index, Lehman Brothers Aggregate Bond Index, MSCI All Country World-Ex US are all unmanaged indices. It is not possible to invest directly in an unmanaged index. Russell 3000 is a measure of the 3000 largest companies. Lehman Brothers Aggregate Bond Index is representative of U.S. taxable fixed income universe. MSCI All Country World-Ex US is representing both developed and emerging markets excluding the USA. For additional details on the underlying PIMCO Funds in the Asset Allocation Series portfolios, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-888-87-PIMCO, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

10 PIMCO Funds Annual Report | 6.30.01

                            Schedule of Investments

June 30, 2001

                                                                          Value
90/10 Portfolio                                              Shares      (000s)
 PIMCO FUNDS (b) 100.0%

StocksPLUS                                                  492,124   $   5,284
Select International                                        731,013       3,662
Renaissance                                                 129,231       2,505
Value                                                       143,288       2,321
Total Return                                                163,409       1,690
Target                                                       64,599       1,251
Mid-Cap                                                      56,756       1,212
Growth                                                       50,185       1,109
Capital Appreciation                                         61,485       1,090
Opportunity                                                  53,349         855
Small-Cap Value                                              44,070         849
High Yield                                                   17,012         163
Foreign Bond                                                  7,403          75
                                                                      ----------
Total Investments (a) 100.0%                                          $  22,066
                                                                      ----------
(Cost $22,870)

Other Assets and Liabilities (Net) 0.0%                                       2
                                                                      ----------

Net Assets 100.0%                                                     $  22,068
                                                                      ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $22,976 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                     $   1,366

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                        (2,276)
                                                                      ----------
Unrealized depreciation-net                                           $    (910)
                                                                      ----------
(b) Institutional Class shares of each PIMCO Fund.

60/40 Portfolio
 PIMCO FUNDS (b) 100.9%

Total Return                                                691,201   $   7,148
StocksPLUS                                                  323,581       3,475
Select International                                        492,889       2,469
Renaissance                                                  84,315       1,634
Value                                                        89,456       1,449
Mid-Cap                                                      38,901         831
High Yield                                                   85,809         820
Target                                                       42,043         814
Capital Appreciation                                         43,075         763
Growth                                                       33,036         730
Opportunity                                                  36,626         587
Small-Cap Value                                              29,083         560
Foreign Bond                                                 39,533         401
                                                                      ----------

Total Investments (a) 100.9%                                          $  21,681
                                                                      ----------
(Cost $22,149)

Other Assets and Liabilities (Net) (0.9%)                                  (190)
                                                                      ----------
Net Assets 100.0%                                                     $  21,491
                                                                      ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $22,483 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                     $     791

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                        (1,593)
                                                                      ----------
Unrealized depreciation-net                                           $    (802)
                                                                      ----------

(b) Institutional Class shares of each PIMCO Fund.

30/70 Portfolio
 PIMCO FUNDS (b) 99.4%

Total Return                                              386,719     $   3,998
StocksPLUS                                                 48,846           525
High Yield                                                 45,060           431
Select International                                       81,509           408
Value                                                      17,114           277
Renaissance                                                13,497           262
Foreign Bond                                               22,384           227
Target                                                      7,186           139
Mid-Cap                                                     5,708           122
Growth                                                      5,195           115
Capital Appreciation                                        6,424           114
Opportunity                                                 5,596            90
Small-Cap Value                                             4,324            83
                                                                      ----------
Total Investments (a) 99.4%                                           $   6,791
                                                                      ----------
(Cost $6,851)

Other Assets and Liabilities (Net) 0.6%                                      39
                                                                      ----------

Net Assets 100.0%                                                     $   6,830
                                                                      ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $7,084 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost.                                     $      44

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value.                                          (337)
                                                                      ----------

Unrealized depreciation-net                                           $    (293)
                                                                      ----------

(b) Institutional Class shares of each PIMCO Fund.

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 11

                             Financial Highlights

                                                                                                 Net Realized /
                                                            Net Asset Value                      Unrealized Gain   Total Income
                                                            Beginning of       Net Investment    (Loss) on         from Investments
Selected Per Share Data for the Year or Period Ended:       Period             Income (Loss)     Investments       Income
90/10 Portfolio
   Class A
     06/30/2001                                             $   12.78          $   0.63 (a)      $  (1.37)(a)      $   (0.74)
     06/30/2000                                                 12.17              0.52 (a)          0.84 (a)           1.36
     09/30/1998-06/30/1999                                      10.00              0.16 (a)          2.19 (a)           2.35
   Class B
     06/30/2001                                                 12.67              0.54 (a)         (1.37)(a)          (0.83)
     06/30/2000                                                 12.11              0.42 (a)          0.84 (a)           1.26
     09/30/1998-06/30/1999                                      10.00              0.16 (a)          2.13 (a)           2.29
   Class C
     06/30/2001                                                 12.65              0.54 (a)         (1.36)(a)          (0.82)
     06/30/2000                                                 12.11              0.42 (a)          0.83 (a)           1.25
     09/30/1998-06/30/1999                                      10.00              0.07 (a)          2.22 (a)           2.29

60/40 Portfolio
   Class A
     06/30/2001                                             $   11.48          $   0.61 (a)      $  (0.80)(a)      $   (0.19)
     06/30/2000                                                 11.27              0.56 (a)          0.44 (a)           1.00
     09/30/1998-06/30/1999                                      10.00              0.31 (a)          1.23 (a)           1.54
   Class B
     06/30/2001                                                 11.46              0.53 (a)         (0.80)(a)          (0.27)
     06/30/2000                                                 11.25              0.48 (a)          0.44 (a)           0.92
     09/30/1998-06/30/1999                                      10.00              0.16 (a)          1.31 (a)           1.47
   Class C
     06/30/2001                                                 11.46              0.53 (a)         (0.81)(a)          (0.28)
     06/30/2000                                                 11.24              0.48 (a)          0.44 (a)           0.92
     09/30/1998-06/30/1999                                      10.00              0.18 (a)          1.29 (a)           1.47

30/70 Portfolio
   Class A
     06/30/2001                                             $   10.35          $   0.60 (a)      $  (0.29)(a)      $    0.31
     06/30/2000                                                 10.33              0.58 (a)          0.10 (a)           0.68
     09/30/1998-06/30/1999                                      10.00              0.58 (a)          0.11 (a)           0.69
   Class B
     06/30/2001                                                 10.35              0.53 (a)         (0.30)(a)           0.23
     06/30/2000                                                 10.32              0.50 (a)          0.11 (a)           0.61
     09/30/1998-06/30/1999                                      10.00              0.32 (a)          0.31 (a)           0.63
   Class C
     06/30/2001                                                 10.33              0.53 (a)         (0.30)(a)           0.23
     06/30/2000                                                 10.30              0.50 (a)          0.11 (a)           0.61
     09/30/1998-06/30/1999                                      10.00              0.26 (a)          0.36 (a)           0.62

                                                                              Dividends in
                                                            Dividends from    Excess of Net
                                                            Net Investment    Investment
Selected Per Share Data for the Year or Period Ended:       Operations        Income
90/10 Portfolio
   Class A
     06/30/2001                                             $     (0.71)      $    0.00
     06/30/2000                                                   (0.16)           0.00
     09/30/1998-06/30/1999                                        (0.15)          (0.03)
   Class B
     06/30/2001                                                   (0.67)           0.00
     06/30/2000                                                   (0.11)           0.00
     09/30/1998-06/30/1999                                        (0.15)          (0.03)
   Class C
     06/30/2001                                                   (0.68)           0.00
     06/30/2000                                                   (0.12)           0.00
     09/30/1998-06/30/1999                                        (0.15)          (0.03)

60/40 Portfolio
   Class A
     06/30/2001                                             $     (0.59)      $    0.00
     06/30/2000                                                   (0.35)           0.00
     09/30/1998-06/30/1999                                        (0.27)           0.00
   Class B
     06/30/2001                                                   (0.52)           0.00
     06/30/2000                                                   (0.27)           0.00
     09/30/1998-06/30/1999                                        (0.22)           0.00
   Class C
     06/30/2001                                                   (0.52)           0.00
     06/30/2000                                                   (0.26)           0.00
     09/30/1998-06/30/1999                                        (0.23)           0.00

30/70 Portfolio
   Class A
     06/30/2001                                             $     (0.75)      $    0.00
     06/30/2000                                                   (0.47)           0.00
     09/30/1998-06/30/1999                                        (0.36)           0.00
   Class B
     06/30/2001                                                   (0.68)           0.00
     06/30/2000                                                   (0.39)           0.00
     09/30/1998-06/30/1999                                        (0.31)           0.00
   Class C
     06/30/2001                                                   (0.68)           0.00
     06/30/2000                                                   (0.39)           0.00
     09/30/1998-06/30/1999                                        (0.32)           0.00

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

12 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Distributions   Distributions in                                                                                       Ratio of
from Net        Excess of Net      Tax Basis                                                                           Expenses to
Realized        Realized           Return of    Total           Net Asset Value                    Net Assets End      Average Net
Capital Gains   Capital Gains      Capital      Distributions   End of Period      Total Return    of Period (000s)    Assets
$   0.00        $  (0.59)          $  (0.04)    $  (1.34)       $    10.70            (6.38)%      $     1,777            0.65%
   (0.59)           0.00               0.00        (0.75)            12.78            11.48              1,161            0.65
    0.00            0.00               0.00        (0.18)            12.17            23.69                647            0.65*

    0.00           (0.59)             (0.03)       (1.29)            10.55            (7.14)             2,783            1.40
   (0.59)           0.00               0.00        (0.70)            12.67            10.68              2,610            1.40
    0.00            0.00               0.00        (0.18)            12.11            23.03              1.920            1.40*

    0.00           (0.59)             (0.03)       (1.30)            10.53            (7.13)            17,484            1.40
   (0.59)           0.00               0.00        (0.71)            12.65            10.58             15,846            1.40
    0.00            0.00               0.00        (0.18)            12.11            23.03              7,969            1.40*



$   0.00        $  (0.69)          $  (0.09)    $  (1.37)       $     9.92            (1.92)%      $     3,044            0.65%
   (0.44)           0.00               0.00        (0.79)            11.48             9.15              2,170            0.65
    0.00            0.00               0.00        (0.27)            11.27            15.50              2,196            0.65*

    0.00           (0.69)             (0.08)       (1.29)             9.90            (2.62)             5,038            1.40
   (0.44)           0.00               0.00        (0.71)            11.46             8.36              4,415            1.40
    0.00            0.00               0.00        (0.22)            11.25            14.83              3,653            1.40*

    0.00           (0.69)             (0.08)       (1.29)             9.89            (2.71)            13,349            1.40
   (0.44)           0.00               0.00        (0.70)            11.46             8.41             10,376            1.40
    0.00            0.00               0.00        (0.23)            11.24            14.82              9,826            1.40*



$   0.00        $  (0.28)          $   0.00     $  (1.03)       $     9.63             3.03%       $       551            0.65%
   (0.19)           0.00               0.00        (0.66)            10.35             6.79                335            0.65
    0.00            0.00               0.00        (0.36)            10.33             6.91                407            0.65*

    0.00           (0.28)              0.00        (0.96)             9.62             2.26              2,151            1.40
   (0.19)           0.00               0.00        (0.58)            10.35             6.08              1,658            1.40
    0.00            0.00               0.00        (0.31)            10.32             6.29              1,738            1.40*

    0.00           (0.28)              0.00        (0.96)             9.60             2.25              4,105            1.40
   (0.19)           0.00               0.00        (0.58)            10.33             6.08              3,645            1.40
    0.00            0.00               0.00        (0.32)            10.30             6.27              4,969            1.40*

Ratio of Net
Investment
Income (Loss)
to Average      Portfolio
Net Assets      Turnover Rate
   5.38%           50%
   4.16            18
   1.91*           48

   4.63            50
   3.41            18
   1.87*           48

   4.63            50
   3.41            18
   0.77*           48



   5.65%           39%
   4.96            44
   3.76*           39

   4.90            39
   4.21            44
   1.92*           39

   4.90            39
   4.22            44
   2.14*           39



   6.01%           42%
   5.65            52
   7.54*           37

   5.26            42
   4.90            52
   4.09*           37

   5.26            42
   4.90            52
   3.39*           37

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 13

Statements of Assets and Liabilities

June 30, 2001

Amounts in thousands, except per share amounts

                                                            90/10 Portfolio       60/40 Portfolio        30/70 Portfolio
Assets:

Investments, at value                                       $        22,066       $         21,681       $         6,791
Cash and foreign currency                                                44                      0                     0
Receivable for Portfolio shares sold                                     30                     19                    69
                                                                     22,140                 21,700                 6,860
------------------------------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased                           $            42       $              0       $             0
Payable for Portfolio shares redeemed                                     5                     13                     3
Dividends payable                                                         0                    172                    19
Accrued administration fee                                                7                      7                     2
Accrued distribution fee                                                 13                     12                     5
Accrued servicing fee                                                     5                      5                     1
                                                                         72                    209                    30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                  $        22,068       $         21,491       $         6,830
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                             $        24,325               $ 23,137       $         7,227
Undistributed (overdistributed) net investment income                     0                      0                     2

Accumulated undistributed net realized gain (loss)                   (1,453)                (1,178)                 (339)
Net unrealized appreciation (depreciation)                             (804)                  (468)                  (60)
                                                            $        22,068       $         21,491       $         6,830
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Class A                                                     $         1,777       $          3,044       $           551
Class B                                                               2,783                  5,038                 2,151
Class C                                                              17,484                 13,349                 4,105
Other Classes                                                            24                     60                    23


Shares Issued and Outstanding:

Class A                                                                 166                    307                    56
Class B                                                                 263                    509                   223
Class C                                                               1,660                  1,350                   428

Net Asset Value and Redemption Price * Per Share
   (Net Assets Per Share Outstanding)

Class A                                                     $         10.70       $           9.92       $          9.63
Class B                                                               10.55                   9.90                  9.62
Class C                                                               10.53                   9.89                  9.60

Cost of Investments Owned                                   $        22,870       $         22,149       $         6,851
------------------------------------------------------------------------------------------------------------------------------------

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

14 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Statements of Operations

For the year ended June 30, 2001

Amounts in thousands

                                                                     90/10 Portfolio        60/40 Portfolio        30/70 Portfolio

Investment Income:

Dividends                                                            $         1,278        $         1,223        $           390
Miscellaneous Income                                                               1                      1                      0
   Total Income                                                                1,279                  1,224                    390


Expenses:

Administration fees                                                               85                     77                     23
Distribution fees - Class B                                                       20                     36                     13
Distribution fees - Class C                                                      128                     90                     28
Servicing fees - Class A                                                           3                      6                      1
Servicing fees - Class B                                                           7                     12                      5
Servicing fees - Class C                                                          43                     31                      9
   Total Expenses                                                                286                    252                     79

Net Investment Income                                                            993                    972                    311
----------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                       (2,491)                (1,669)                  (316)
Net capital gain distributions received from underlying funds                  1,120                    679                    116
Net change in unrealized appreciation (depreciation) on investments           (1,219)                  (552)                    19
   Net Gain (Loss)                                                            (2,590)                (1,542)                  (181)

Net Increase (Decrease) in Assets Resulting from Operations          $        (1,597)       $          (570)       $           130
----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes | 6.30.01 | PIMCO Funds Annual Report 15

Statements of Changes in Net Assets

Amounts in thousands

                                                        90/10 Portfolio            60/40 Portfolio          30/70 Portfolio

                                                        Year Ended    Year Ended   Year Ended   Year Ended  Year Ended   Year Ended
Increase (Decrease) in Net Assets from:                   June 30,      June 30,     June 30,     June 30,    June 30,     June 30,
                                                           2001          2000         2001         2000        2001         2000

Operations:
Net investment income (loss)                              $    993    $    521     $    972    $    712     $   311     $   361
Net realized gain (loss)                                    (2,491)        199       (1,669)        190        (316)        (67)
Net capital gain distributions received from                 1,120         933          679         789         116         190
underlying funds
Net change in unrealized appreciation (depreciation)        (1,219)       (121)        (552)       (284)         19         (66)
Net increase (decrease) resulting from operations           (1,597)      1,532         (570)      1,407         130         418
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Class A                                                     (78)        (13)        (135)        (82)        (26)        (20)
   Class B                                                    (143)        (19)        (240)        (92)       (119)        (66)
   Class C                                                    (976)       (107)        (595)       (222)       (244)       (192)
   Other Classes                                                (2)          0           (4)         (1)         (2)         (2)
In excess of net investment income
   Class A                                                       0           0            0           0           0           0
   Class B                                                       0           0            0           0           0           0
   Class C                                                       0           0            0           0           0           0
From net realized capital gains
   Class A                                                       0         (44)           0        (109)          0          (8)
   Class B                                                       0         (95)           0        (144)          0         (33)
   Class C                                                       0        (525)           0        (340)          0        (122)
   Other Classes                                                 0          (2)           0          (1)          0           0
In excess of net realized capital gains
   Class A                                                     (59)          0         (133)          0          (8)          0
   Class B                                                    (120)          0         (290)          0         (48)          0
   Class C                                                    (809)          0         (700)          0         (94)          0
   Other Classes                                                (2)          0           (3)          0           0           0
Tax Basis Return of Capital
   Class A                                                      (4)          0          (21)          0           0           0
   Class B                                                      (7)          0          (37)          0           0           0
   Class C                                                     (49)          0          (91)          0           0           0
   Other Classes                                                 0           0            0           0           0           0

Total Distributions                                         (2,249)       (805)      (2,249)       (991)       (541)       (443)
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions:

Receipts for shares sold
   Class A                                                   1,006         760        1,477       1,386         359         229
   Class B                                                     840         981        1,750       1,620         708         360
   Class C                                                   5,212      10,217        5,144       5,759       1,603       2,733
   Other Classes                                                 0           0           46          44           0           0
Issued as reinvestment of distributions
   Class A                                                     134          57          263         164          22          17
   Class B                                                     246         111          474         215         140          93
   Class C                                                   1,818         611        1,291         535         315         290
   Other Classes                                                 2           2            7           2           2           2
Cost of shares redeemed
                                                              (271)       (369)        (521)     (1,651)       (141)       (321)
                                                              (453)       (493)        (892)     (1,166)       (224)       (535)
                                                            (2,262)     (3,520)      (1,705)     (5,990)     (1,203)     (4,317)
                                                                 0           0          (54)         (1)          0           0
Net increase (decrease) resulting from Portfolio share       6,272       8,357        7,280         917       1,581      (1,449)
transactions

Total Increase (Decrease) in Net Assets                      2,426       9,084        4,461       1,333       1,170      (1,474)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                         19,642      10,558       17,030      15,697       5,660       7,134
End of period *                                             22,068    $ 19,642       21,491    $ 17,030       6,830     $ 5,660

*Including net undistributed (overdistributed)
investment income of:                                     $      0    $    205     $      0    $    315     $     2     $   105


16 PIMCO Funds Annual Report | 6.30.01 | See accompanying notes

Notes to Financial Statements
June 30, 2001

1. Organization

PIMCO Funds: Multi-Manager Series (the Trust), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-five funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the Portfolios). The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family (the Underlying Funds). The Portfolios may offer up to five classes of shares: Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B, and C Classes (the Retail Classes) of the Trust. Certain detailed financial information for the Institutional and Administrative Classes (the Other Classes) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions

Administration Fee. PIMCO Advisors L.P. ( PIMCO Advisors) provides administrative services to the Trust for which it receives monthly administrative fees based on each share class average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% in excess of $2.5 billion. The Administration Fee for Other Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Other Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for: (i) salaries and other compensation of any of the Trust s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not interested persons of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted

                                          6.30.01 | PIMCO Funds Annual Report 17
accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000**, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

**Effective January 1, 2001, the annual retainer fee for the unaffiliated Trustee is equal to $52,000.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                                         Effective Rate
                                                -------------------------------
                                                  Distribution       Servicing
                                                       Fee (%)          Fee(%)
-------------------------------------------------------------------------------

Class A
All Portfolios                                              --            0.25

Class B
All Portfolios                                            0.75            0.25

Class C
All Portfolios                                            0.75            0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2001, PFD received $70,592 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2001 were as follows (amounts in thousands):

                                                    Non-U.S. Government/Agency
                                                  -----------------------------
                                                    Purchases            Sales
-------------------------------------------------------------------------------

90/10 Portfolio                                     $  16,601        $  10,695
60/40 Portfolio                                        14,429            7,673
30/70 Portfolio                                         3,926            2,497

5. Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Company also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

18 PIMCO Funds Annual Report | 6.30.01

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                         90/10 Portfolio                   60/40 Portfolio                    30/70 Portfolio
                                -------------------------------   -------------------------------   -------------------------------
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                  06/30/2001       06/30/2000       06/30/2001       06/30/2000       06/30/2001       06/30/2000
                                Shares  Amount   Shares  Amount   Shares  Amount   Shares  Amount   Shares  Amount   Shares  Amount
                                -------------------------------   -------------------------------   -------------------------------
Receipts for shares sold
  Class A                          87  $ 1,006      61  $   760     143  $ 1,477     122  $ 1,386      36  $   359      22  $   229
  Class B                          75      840      79      981     164    1,750     144    1,620      71      708      35      360
  Class C                         444    5,212     825   10,217     481    5,144     508    5,759     161    1,603     265    2,733
  Other Classes                     0        0       0        0       4        4      64       44       0        0       0        0
Issued as reinvestment of
 distributions
  Class A                          12      134       5       57      25      263      15      164       2        2      22       17
  Class B                          21      246       9      111      45      474      19      215      14      140       9       93
  Class C                         158    1,818      50     6111      22    1,291      48      535      32      315      28      290
  Other Classes                     0        2       0        2       1        7       0        2       0        2       0        2
Cost of shares redeemed
  Class A                         (24)    (271)    (28)    (369)    (50)    (521)   (143)  (1,651)    (14)    (141)    (31)    (321)
  Class B                         (39)    (453)    (41)    (493)    (85)    (892)   (103)  (1,166)    (22)    (224)    (52)    (535)
  Class C                        (195)  (2,262)   (281)  (3,520)   (159)  (1,705)   (525)  (5,990)   (118)  (1,203)   (422)  (4,317)
  Other Classes                     0        0       0        0      (5)     (54)      0       (1)      0        0       0        0

Net increase resulting from
  Portfolio share transactions    539  $ 6,272     679  $ 8,357     686  $ 7,280      89  $   917     162  $ 1,581    (144) $(1,449)

7. Federal Income Tax Matters

As of June 30, 2001, the Portfolio listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio realized capital losses, in the amount of $1,084,139, $704,560, and $105,674, respectively, during the period November 1, 2000 through June 30, 2001, which the Portfolio elected to defer to the following fiscal year pursuant to income tax regulations. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                             Capital Loss Carryforwards
                    --------------------------------------------
                    Realized Losses  Acquired Losses  Expiration
                    --------------------------------------------

90/10 Portfolio     $       262,349  $             0  06/30/2009

60/40 Portfolio             139,053                0  06/30/2009

                                          6.30.01 | PIMCO Funds Annual Report 19

Report of Independent Accountants

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio (constituting the PIMCO Funds Asset Allocation Series of PIMCO Funds: Multi-Manager Series, hereafter referred to as the Portfolios) at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolios management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2001

20 PIMCO Funds Annual Report | 6.30.01

Federal Income Tax Information (unaudited)


As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2001) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Portfolios' fiscal years ended June 30, 2001 which qualify for the corporate dividend-received deduction are as follows:

90/10 Portfolio             3.38%
60/40 Portfolio             2.04%
30/70 Portfolio             1.30%


Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2001, were in the amounts as follows:

                                                     Per Share         Per Share
                                                     Long-Term        Short-Term
                                                 Capital Gains     Capital Gains
--------------------------------------------------------------------------------

90/10 Portfolio                                        0.58647                --
60/40 Portfolio                                        0.49789           0.19201
30/70 Portfolio                                        0.22287           0.06093

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2002, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.

                                          6.30.01 | PIMCO Funds Annual Report 21

                     (This Page Intentionally Left Blank)

Asset Allocation Series

Manager                  PIMCO Advisors L.P., 888 San Clemente, Suite 100
                         Newport Beach, CA 92660

Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902-6896

Custodian                Investors Fiduciary Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105

Shareholder              PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 203 N. LaSalle Street,
Accountant               Chicago, IL 60601

Legal Counsel            Ropes & Gray, One International Place, Boston, MA 02110

For Account              For PIMCO Funds Asset Allocation account information
Information              contact your financial advisor, or if you receive
                         account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern
                         Time.
                         Or visit our Web site at www.pimcofunds.com.

This is a copy of a report by PIMCO Funds to its Asset Allocation Series shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds Asset Allocation Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO
FUNDS


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

                                                                         PIMCO
                                                                         -------
                                                                           FUNDS



                                                         ASSET ALLOCATION SERIES
                                            INSTITUTIONAL & ADMINISTRATIVE CLASS
                                                                   _____________

                                                                   ANNUAL REPORT
                                                                   June 30, 2001

Contents
President's Message.........................................................  1
Financial Highlights........................................................  8
Statements of Assets and Liabilities........................................  9
Statements of Operations.................................................... 10
Statements of Changes in Net Assets......................................... 11
Notes to Financial Statements............................................... 13


                                                                                                Fund         Schedule of
                                                                                                Summary      Investments
90/10 Portfolio................................................................................... 2               12
60/40 Portfolio................................................................................... 4               12
30/70 Portfolio................................................................................... 6               12

President's Letter

Dear PIMCO Funds Shareholder:

The past year was a challenging time for equity investors. Since June 2000, the tech-heavy NASDAQ has been virtually sliced in half and the broader market, as represented by the S&P 500, has lost more than 14%. With growth stocks comprising the majority of these indexes, it's not surprising that the performance of most growth-oriented stock funds reflected this volatility.

Yet, even a market as difficult as this one has its strong points. As the bear market punished many stock prices too harshly, new doors opened for value investors. I am pleased to report that by focusing on value-oriented stock funds, the 90/10, 60/40 and 30/70 portfolios were able to avoid much of the downdraft.

On the bond side, exposure to quality fixed-income investments rewarded investors, as they provided attractive returns relative to the equity markets. Each portfolio's respective focus on high-quality bond funds not only helped offset stock volatility, but contributed positively to its near-term results.

The disparate performance of growth and value stocks and the relative outperformance of bonds over the past year only reinforces the case for a diversified portfolio. Bear markets are inevitable and the ensuing recoveries are impossible to time. Without doubt, the best way to minimize volatility while ensuring you participate in the upswing is by diversifying your investments--and by having the discipline to stick to your financial plan. By choosing to invest in PIMCO's Asset Allocation Series, you're already well on your way to achieving these objectives.

As always, I encourage you to read the fund information and commentaries on the following pages carefully. If you have any questions, contact your financial adviser or call us at 1-800-927-4648. And be sure to visit our Web site at www.pimcofunds.com.

Thank you once again for the trust you've placed in us.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President

July 31, 2001

                                                       6.30.01 | Annual Report 1

S T O C K  A N D  B O N D  F U N D


PIMCO 90/10 Portfolio

OBJECTIVE:
Long-term capital appreciation

PORTFOLIO:
80-100% PIMCO Stock Funds 0-20% PIMCO Bond Funds

NUMBER OF FUNDS
IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$22.1 million

PORTFOLIO MANAGERS:
John Loftus Ken Corba

Diversification helped on the downside

During the trailing twelve months, PIMCO 90/10 Portfolio outperformed its Lipper Average by more than six percentage points, although both the portfolio and its relative average were negative for the period. It was the diversification strategy of the portfolio that enabled it to cushion the fall of the downward-trending equity markets.

Value-oriented investments outperformed

Large weightings in PIMCO Renaissance and Value Funds, two value-oriented portfolios, helped the Portfolio outperform the overall equity market over the past year. In particular within these Funds, the basic materials sector performed well, especially in the latter part of the period. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road.

Growth Investing Continues to Suffer

Growth stocks continued to decline, along with the slowing economy, during the trailing twelve months. This trend was the main reason behind the 90/10 Portfolio's negative performance. PIMCO Growth, Target, and Opportunity Funds each had negative returns on an absolute basis, following the direction of the S&P 500 during the same period.

Bond allocation focused on PIMCO Total Return

The core fixed income allocation within the 90/10 Portfolio was PIMCO Total Return. During the trailing twelve months, this portfolio provided attractive returns, not only versus the bond market, but also when compared to equities. Managed by Bill Gross, Total Return maintained an overweight position in mortgage-backed securities, as the manager believes these bonds provide an attractive risk-reward investment in today's environment.

Current strategy will remain in place pending a U.S. economic recovery

Looking forward, we plan to maintain our emphasis on value investing, while also maintaining a relatively prominent position in the international equity markets. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, we will continue this allocation strategy.

2 Annual Report | 6.30.01 | See accompanying notes

PIMCO 90/10 Portfolio Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                  1 year        3 year  5 year    10 year     Inception
                                                                                                              (2/26/99)
PIMCO Institutional Class                                         -5.86%          ----    ----       ----        7.34%
PIMCO Administrative Class                                        -6.07%          ----    ----       ----        7.09%
Russell 3000 Index                                               -13.94%          ----    ----       ----        ----
72% Russell 3000/18% MSCI All Cntry. Wld. Ex US/10% LBAG Index   -13.48%          ----    ----       ----        ----
Lipper Multi-Cap Core Fund Average                               -12.71%          ----    ----       ----

PIMCO STOCK FUNDS             % of Total
                              Investments

   Growth
   Target Fund                      5.7%
   Growth Fund                      5.0%
   Opportunity Fund                 3.9%

   Blend

   StocksPLUS Fund                 24.0%
   Mid-Cap Fund                     5.5%
   Capital Appreciation Fund        4.9%

   Value

   Renaissance Fund                11.4%
   Value Fund                      10.5%
   Small-Cap Value Fund             3.8%
   International
   Select International Fund       16.6%
   Total Stock Funds               91.3%

PIMCO BOND FUNDS              % of Total
                              Investments

   Intermediate Duration
   Total Return Fund                7.7%
   High Yield
   High Yield Fund                  0.7%
   International
   Foreign Bond Fund                0.3%
   Total Bond Funds                 8.7%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                                                                             72% Russell 3000
                                                                        18% MSCI All Cntry. Wrld.
                          PIMCO 90/10                                             Ex-US
  Month                    Portfolio             Russell 3000 Index           10% LBAG Index
02/28/1999                   10,000                    10,000                     10,000
03/31/1999                   10,257                    10,367                     10,367
04/30/1999                   10,788                    10,835                     10,835
05/31/1999                   10,651                    10,629                     10,629
06/30/1999                   11,173                    11,165                     11,165
07/31/1999                   11,027                    10,827                     10,827
08/31/1999                   10,926                    10,704                     10,704
09/30/1999                   10,761                    10,430                     10,430
10/31/1999                   11,137                    11,084                     11,084
11/30/1999                   11,439                    11,394                     11,394
12/31/1999                   12,331                    12,121                     12,121
01/31/2000                   11,825                    11,646                     11,646
02/29/2000                   12,302                    11,754                     11,754
03/31/2000                   12,975                    12,674                     12,674
04/30/2000                   12,448                    12,228                     12,228
05/31/2000                   12,234                    11,885                     11,885
06/30/2000                   12,536                    12,236                     12,236
07/31/2000                   12,487                    12,020                     12,020
08/31/2000                   13,306                    12,912                     12,912
09/30/2000                   12,936                    12,327                     12,327
10/31/2000                   12,819                    12,152                     12,152
11/30/2000                   12,029                    11,031                     11,031
12/31/2000                   12,642                    11,217                     11,217
01/31/2001                   12,762                    11,600                     11,620
02/28/2001                   11,965                    10,540                     10,701
03/31/2001                   11,310                    9,853                      10,065
04/30/2001                   12,009                    10,643                     10,762
05/31/2001                   12,009                    10,728                     10,774
06/30/2001                   11,801                    10,531                     10,560


Portfolio Overview
------------------

Designed for more aggressive, growth-oriented investors with relatively long time horizons, the 90/10 Portfolio looks to achieve long-term capital appreciation by investing approximately 90% of its assets in PIMCO stock mutual funds. To a much lesser degree, the Portfolio seeks to provide principle protection by investing the balance of its assets in PIMCO bond mutual funds. The Portfolio's asset allocation strategy enables it to focus on those funds that are best positioned to benefit from current market and economic trends.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Portfolio's Institutional Class inception on 2/26/99, compared to (i) a static 72%/18%/10% blend of the Russell 3000 Index, MSCI All Country World ex-U.S. and Lehman Brothers Aggregate Bond Index and (ii) the Russell 3000 Index, each unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets.

                              See accompanying notes | 6.30.01 | Annual Report 3

STOCK AND BOND FUND

PIMCO 60/40 Portfolio

OBJECTIVE:
Long-term capital appreciation and current income

PORTFOLIO:
50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

NUMBER OF FUNDS IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$21.5 million

PORTFOLIO MANAGERS:
John Loftus
Ken Corba

Diversification helped on the downside

During the trailing twelve months, PIMCO 60/40 Portfolio slightly outperformed its Lipper Average, although both the portfolio and its relative average were negative for the period. However, when compared to an investment in the overall equity market, a diversified portfolio such as PIMCO 60/40 performed exceptionally well.

Value-oriented investments outperformed

Large weightings in PIMCO Renaissance and PIMCO Value Funds, two value-oriented portfolios, helped the Portfolio outperform the overall equity market over the past year. In particular within these Funds, the basic materials sector performed well, especially in the latter part of the period. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but is benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road.

Growth Investing Continues to Suffer

Growth stocks continued to decline, along with the slowing economy, during the trailing twelve months. This trend was the main reason behind the 60/40 Portfolio's negative performance. PIMCO Growth, Target, and Opportunity Funds each had negative returns on an absolute basis, following the direction of the S&P 500 during the same period.

Core bond fund exposure boosted returns

The core fixed income allocation within the 60/40 Portfolio was PIMCO Total Return. During the trailing twelve months, this portfolio provided attractive returns, not only versus the bond market, but also when compared to equities. Managed by Bill Gross, Total Return maintained an overweight position in mortgage-backed securities, as the manager believes these bonds provide an attractive risk-reward investment in today's environment.

Current strategy will remain in place pending a U.S. economic recovery

Looking forward, we plan to maintain our emphasis on value investing, while also maintaining a relatively prominent position in the international equity markets. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, we will continue this allocation strategy.

4 Annual Report | 6.30.01 | See accompanying notes

PIMCO 60/40 Portfolio Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                     1 year        3 year       5 year       10 year      Inception
                                                                                                                          (2/26/99)
PIMCO Institutional Class                                             -1.41%           --           --            --          6.87%
PIMCO Administrative Class                                            -1.73%           --           --            --          6.57%
Russell 3000 Index                                                   -13.94%           --           --            --            --
Lehman Brothers Agg. Bond Index                                       11.23%           --           --            --            --
48% Russ. 3000/12% MSCI All Cntry. Wd. Ex US/40% LBAG Index           -5.58%           --           --            --            --
Lipper Balanced Fund Average                                          -2.27%           --           --            --            --

PIMCO STOCK FUNDS                             % of Total
                                             Investments

   Growth
   Target Fund                                      3.8%
   Growth Fund                                      3.4%
   Opportunity Fund                                 2.7%
   Blend
   StocksPLUS Fund                                 16.0%
   Mid-Cap Fund                                     3.8%
   Capital Appreciation Fund                        3.5%
   Value
   Renaissance Fund                                 7.5%
   Value Fund                                       6.7%
   Small-Cap Value Fund                             2.6%
   International
   Select International Fund                       11.4%
   Total Stock Funds                               61.4%

PIMCO BOND FUNDS                              % of Total
                                             Investments

   Intermediate Duration
   Total Return Fund                               33.0%
   High Yield
   High Yield Fund                                  3.8%
   International
   Foreign Bond Fund                                1.8%
   Total Bond Funds                                38.6%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                                                                                        48% Russel 3000
      Month          PIMCO 60/40    Russell 3000      Lehman Broth. Agg.        12% MSCI All Cntry. Wrld. Ex Us
                      Portfolio         Index             Bond Index                     40% LBAG Index
    02/28/1999         10,000          10,000               10,000                           10,000
    03/31/1999         10,192          10,367               10,055                           10,257
    04/30/1999         10,573          10,835               10,087                           10,555
    05/31/1999         10,440          10,629                9,999                           10,365
    06/30/1999         10,780          11,165                9,967                           10,663
    07/31/1999         10,665          10,827                9,925                           10,517
    08/31/1999         10,608          10,704                9,920                           10,464
    09/30/1999         10,534          10,430               10,035                           10,391
    10/31/1999         10,785          11,084               10,072                           10,766
    11/30/1999         10,997          11,394               10,071                           10,962
    12/31/1999         11,549          12,121               10,022                           11,403
    01/31/2000         11,224          11,646                9,990                           11,104
    02/29/2000         11,579          11,754               10,110                           11,243
    03/31/2000         12,059          12,674               10,244                           11,775
    04/30/2000         11,711          12,228               10,214                           11,482
    05/31/2000         11,578          11,885               10,210                           11,291
    06/30/2000         11,847          12,236               10,422                           11,603
    07/31/2000         11,857          12,020               10,517                           11,492
    08/31/2000         12,424          12,912               10,669                           11,984
    09/30/2000         12,194          12,327               10,736                           11,673
    10/31/2000         12,121          12,152               10,807                           11,579
    11/30/2000         11,654          11,031               10,984                           11,079
    12/31/2000         12,120          11,217               11,188                           11,296
    01/31/2001         12,282          11,600               11,371                           11,578
    02/28/2001         11,786          10,540               11,470                           11,001
    03/31/2001         11,346           9,853               11,527                           10,584
    04/30/2001         11,788          10,643               11,479                           11,058
    05/31/2001         11,811          10,728               11,549                           11,088
    06/30/2001         11,680          10,531               11,592                           10,955



Portfolio Overview

The 60/40 Portfolio is generally structured for investors with a medium-range time horizon and risk tolerance. By investing approximately 60% of its assets in PIMCO stock mutual funds and 40% of its assets in PIMCO bond mutual funds, the Portfolio seeks to achieve a balance of long-term capital appreciation and income/principal protection. The Portfolio's asset allocation strategy enables it to focus on those funds that are best positioned to benefit from current market and economic trends.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Portfolio's Institutional Class inception on 2/26/99, compared to (i) a static 48%/12%/40% blend of the Russell 3000 Index, MSCI All Country World ex-U.S. and Lehman Brothers Aggregate Bond Index, (ii) the Russell 3000 Index and (iii) Lehman Brothers Aggregate Bond Index, each unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets.

                              See accompanying notes | 6.30.01 | Annual Report 5

STOCK AND BOND FUND

PIMCO 30/70 Portfolio

OBJECTIVE:
Current income with long-term capital appreciation as a secondary objective

PORTFOLIO:
25-35% PIMCO Stock Funds
65-75% PIMCO Bond Funds

NUMBER OF FUNDS IN THE PORTFOLIO:
13 (not including short-term instruments)

FUND INCEPTION DATE:
9/30/98

TOTAL NET ASSETS:
$6.8 million

PORTFOLIO MANAGERS:
John Loftus
Ken Corba

Portfolio outpaced its benchmark for the period

During the trailing twelve months, PIMCO 30/70 Portfolio (Class A) slightly outperformed its benchmark while underperforming its Lipper Average, although it's important to note that the Lipper comparison was made to bond-only portfolios. PIMCO 30/70 is diversified in both bonds and stocks.

PIMCO Total Return weighed in

The core fixed income allocation within the 30/70 Portfolio was PIMCO Total Return. During the trailing twelve months, this portfolio provided attractive returns, not only versus the bond market, but also when compared to equities. Managed by Bill Gross, Total Return maintained an overweight position in mortgage-backed securities, as the manager believes these bonds provide an attractive risk-reward investment in today's environment. The Fund remained underweight in corporate bonds due to the slowing U.S. economy and the growing pressure that placed on company earnings.

Focus on value was positive for performance

Large weightings in PIMCO Renaissance and Value Funds, two value-oriented portfolios, helped the Portfolio outperform the overall equity market over the past year. In particular within these Funds, the basic materials sector performed well, especially in the latter part of the period. One company that did particularly well was Alcan, yielding impressive double-digit returns Alcan is not only ideally positioned to take advantage of the California energy crisis by selling electricity rather than using it for aluminum production, but benefiting heavily from the curtailment of aluminum production. Both aspects could result in better pricing power down the road.

Growth Investing Continues to Suffer

Growth stocks continued to decline, along with the slowing economy, during the trailing twelve months. This trend was the main reason behind the 60/40 Portfolio's negative performance. PIMCO Growth, Target, and Opportunity Funds each had negative returns on an absolute basis, following the direction of the S&P 500 during the same period.

Current strategy will remain in place pending a U.S. economic recovery

Looking forward, we plan to maintain our emphasis on core bond investing, while keeping an attractive weighting within the value spectrum. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, we will continue this allocation strategy.

6 Annual Report | 6.30.01 | See accompanying notes

PIMCO 30/70 Portfolio Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/01

                                                                     1 year        3 year       5 year       10 year      Inception
                                                                                                                          (2/26/99)
PIMCO Institutional Class                                              3.55%           --           --            --          6.36%
PIMCO Administrative Class                                             3.31%           --           --            --          6.10%
Lehman Brothers Aggregate Bond Index                                  11.23%           --           --            --            --
24% Russell 3000/6% MCSI All Cntry. Wld. Ex US/ 70% LBAG Index         2.66%           --           --            --            --
Lipper General Bond Fund Average                                       6.95%           --           --            --            --

PIMCO STOCK FUNDS                             % of Total
                                             Investments

   Growth
   Target Fund                                      2.0%
   Growth Fund                                      1.7%
   Opportunity Fund                                 1.3%
   Blend
   StocksPLUS Fund                                  7.7%
   Mid-Cap Fund                                     1.8%
   Capital Appreciation Fund                        1.7%
   Value
   Value Fund                                       4.1%
   Renaissance Fund                                 3.9%
   Small-Cap Value Fund                             1.2%
   International
   Select International Fund                        6.0%
   Total Stock Funds                               31.4%

PIMCO BOND FUNDS                              % of Total
                                             Investments

   Intermediate Duration
   Total Return Fund                               58.9%
   High Yield
   High Yield Fund                                  6.4%
   International
   Foreign Bond Fund                                3.3%
   Total Bond Funds                                68.6%

CHANGE IN VALUE For periods ended 6/30/01

                                    [GRAPH]

                                                                                          24% Russell 3000
                                 PIMCO                    Lehman Broth. Agg.          6% All Cntry. Wrld. Ex US
       Month                30/70 Portfolio                   Bond Index                   70% LBAG Index
     02/28/1999                  10,000                         10,000                         10,000
     03/31/1999                  10,134                         10,055                         10,156
     04/30/1999                  10,353                         10,087                         10,320
     05/31/1999                  10,225                          9,999                         10,182
     06/30/1999                  10,378                          9,967                         10,312
     07/31/1999                  10,313                          9,925                         10,219
     08/31/1999                  10,284                          9,920                         10,191
     09/30/1999                  10,295                         10,035                         10,215
     10/31/1999                  10,425                         10,072                         10,418
     11/30/1999                  10,552                         10,071                         10,512
     12/31/1999                  10,799                         10,022                         10,698
     01/31/2000                  10,609                          9,990                         10,540
     02/29/2000                  10,825                         10,110                         10,670
     03/31/2000                  11,136                         10,244                         10,993
     04/30/2000                  10,987                         10,214                         10,841
     05/31/2000                  10,922                         10,210                         10,748
     06/30/2000                  11,154                         10,422                         11,008
     07/31/2000                  11,207                         10,517                         11,005
     08/31/2000                  11,585                         10,669                         11,321
     09/30/2000                  11,481                         10,736                         11,209
     10/31/2000                  11,439                         10,807                         11,201
     11/30/2000                  11,265                         10,984                         11,051
     12/31/2000                  11,620                         11,188                         11,262
     01/31/2001                  11,808                         11,371                         11,495
     02/28/2001                  11,619                         11,470                         11,258
     03/31/2001                  11,404                         11,527                         11,073
     04/30/2001                  11,587                         11,479                         11,298
     05/31/2001                  11,625                         11,549                         11,347
     06/30/2001                  11,549                         11,592                         11,301

Portfolio Overview

Designed for more conservative, income-oriented investors with shorter time horizons, the 30/70 Portfolio looks to achieve current income and principal protection by investing approximately 70% of its assets in PIMCO bond mutual funds. In order to participate in the long-term growth potential of equity investments, the Portfolio also invests approximately 30% of its assets in PIMCO stock mutual funds. The Portfolio's asset allocation strategy enables it to focus on those funds that are best positioned to benefit from current market and economic trends.

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/99, the first full month following the Portfolio's Institutional Class inception on 2/26/99, compared to (i) a static 48%/12%/40% blend of the Russell 3000 Index, MSCI All Country World ex-U.S. and Lehman Brothers Aggregate Bond Index and (ii) Lehman Brothers Aggregate Bond Index, each unmanaged market indexes. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/26/99. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. These risks can be enhanced when investing in emerging markets.

                              See accompanying notes | 6.30.01 | Annual Report 7

Financial Highlights

Selected Per Share Data for the Year     90/10 Portfolio
 or Period Ended:
                                                     Institutional Class                             Administrative Class
                                         06/30/2001     06/30/2000     06/30/1999 (b)   6/30/2001     06/30/2000     06/30/1999 (b)
Net Asset Value Beginning of Period      $    12.86     $    12.19     $    10.91       $   12.83     $    12.18     $    10.91
Net Investment Income (a)                      0.71           0.59           0.05            0.66           0.56           0.04
Net Realized / Unrealized Gain (Loss)
 on Investments (a)                           (1.39)          0.86           1.23           (1.36)          0.85           1.23
Total Income from Investment Operations       (0.68)          1.45           1.28           (0.70)          1.41           1.27
Dividends from Net Investment Income          (0.74)         (0.19)          0.00           (0.73)         (0.17)          0.00
Distributions from Net Realized Capital
 Gains                                         0.00          (0.59)          0.00            0.00          (0.59)          0.00
Distributions in Excess of Net Realized
 Capital Gains                                (0.59)          0.00           0.00           (0.59)          0.00           0.00
Tax Basis Return of Capital                   (0.04)          0.00           0.00           (0.04)          0.00           0.00
Total Distributions                           (1.37)         (0.78)          0.00           (1.36)         (0.76)          0.00
Net Asset Value End of Period                 10.81          12.86          12.19           10.77          12.83          12.18
Total Return                                  (5.86)%        12.20%         11.73%          (6.07)%        11.91%         11.64%
Net Assets End of Period (000s)          $       12     $       13     $       11       $      12    $        12     $       11
Ratio of Expenses to Average Net Assets        0.10%(c)       0.10%(c)       0.10%(c)*       0.35%(d)       0.35%(d)       0.35%(d)*
Ratio of Net Investment Income to
 Average Net Assets                            5.93%          4.71%          1.17%*          5.68%          4.46%          0.95%*
Portfolio Turnover Rate                          50%            18%            48%             50%            18%            48%

Selected Per Share Data for the Year     60/40 Portfolio
 or Period Ended:
                                                     Institutional Class                             Administrative Class
                                         06/30/2001     06/30/2000     06/30/1999 (b)   6/30/2001     06/30/2000     06/30/1999 (b)
Net Asset Value Beginning of Period      $    11.50     $    11.27     $    10.55       $   11.50     $    11.27     $    10.55
Net Investment Income (a)                      0.67           0.63           0.09            0.65           0.60           0.09
Net Realized / Unrealized Gain (Loss)
 on Investments (a)                           (0.80)          0.45           0.73           (0.82)          0.45           0.72
Total Income from Investment Operations       (0.13)          1.08           0.82           (0.17)          1.05           0.81
Dividends from Net Investment Income          (0.64)         (0.41)         (0.10)          (0.62)         (0.38)         (0.09)
Distributions from Net Realized Capital
 Gains                                         0.00          (0.44)          0.00            0.00          (0.44)          0.00
Distributions in Excess of Net Realized
 Capital Gains                                (0.69)          0.00           0.00           (0.69)          0.00           0.00
Tax Basis Return of Capital                   (0.10)          0.00           0.00           (0.09)          0.00           0.00
Total Distributions                           (1.43)         (0.85)         (0.10)          (1.40)         (0.82)         (0.09)
Net Asset Value End of Period                  9.94          11.50          11.27            9.93          11.50          11.27
Total Return                                  (1.41)%         9.90%          7.80%           1.73%          9.63%          7.71%
Net Assets End of Period (000s)          $       48     $       57     $       11       $      12     $       12     $       11
Ratio of Expenses to Average Net Assets        0.10%(c)       0.10%(c)       0.10%(c)*       0.35%(d)       0.35%(d)       0.35%(d)*
Ratio of Net Investment Income to
 Average Net Assets                            6.20%          5.51%          2.52%*          5.96%          5.26%          2.44%*
Portfolio Turnover Rate                          39%            44%            39%             39%            44%            39%

Selected Per Share Data for the Year     30/70 Portfolio
 or Period Ended:
                                                     Institutional Class                             Administrative Class
                                         06/30/2001     06/30/2000     06/30/1999 (b)   6/30/2001     06/30/2000     06/30/1999 (b)
Net Asset Value Beginning of Period      $    10.36     $    10.33     $    10.09       $   10.36     $    10.33     $    10.09
Net Investment Income (a)                      0.66           0.64           0.15            0.64           0.61           0.14
Net Realized / Unrealized Gain (Loss)
 on Investments (a)                           (0.30)          0.11           0.23           (0.30)          0.11           0.23
Total Income from Investment Operations        0.36           0.75           0.38            0.34           0.72           0.37
Dividends from Net Investment Income          (0.80)         (0.53)         (0.14)          (0.78)         (0.50)         (0.13)
Distributions from Net Realized Capital
 Gains                                         0.00          (0.19)          0.00            0.00          (0.19)          0.00
Distributions in Excess of Net Realized
 Capital Gains                                (0.28)          0.00           0.00           (0.28)          0.00           0.00
Total Distributions                           (1.08)         (0.72)         (0.14)          (1.06)         (0.69)         (0.13)
Net Asset Value End of Period                  9.64          10.36          10.33            9.64          10.36          10.33
Total Return                                   3.55%          7.47%          3.78%           3.31%          7.21%          3.70%
Net Assets End of Period (000s)          $       12     $       11     $       10       $      11     $       11     $       10
Ratio of Expenses to Average Net Assets        0.10%(c)       0.10%(c)       0.10%(c)*       0.35%(d)       0.35%(d)       0.35%(d)*
Ratio of Net Investment Income to
 Average Net Assets                            6.56%          6.19%          4.20%*          6.31%          5.95%          4.03%*
Portfolio Turnover Rate                          42%            52%            37%             42%            52%            37%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on February 26, 1999.
(c) If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(d) If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.40%.

8 Annual Report | 6.30.01 | See accompanying notes

Statements of Assets and Liabilities

June 30, 2001

Amounts in thousands, except per share amounts      90/10 Portfolio               60/40 Portfolio             30/70 Portfolio

Assets:
Investments, at value                                    $              22,066    $                21,681     $               6,791
Cash and foreign currency                                                   44                          0                         0
Receivable for Portfolio shares sold                                        30                         19                        69
                                                                        22,140                     21,700                     6,860
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased                        $                  42    $                     0     $                   0
Payable for Portfolio shares redeemed                                        5                         13                         3
Dividends payable                                                            0                        172                        19
Accrued administration fee                                                   7                          7                         2
Accrued distribution fee                                                    13                         12                         5
Accrued servicing fee                                                        5                          5                         1
                                                                            72                        209                        30
Net Assets                                               $              22,068    $                21,491     $               6,830
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:

Paid in capital                                          $              24,325    $                23,137     $               7,227
Undistributed (overdistributed) net investment income                        0                          0                         2
Accumulated undistributed net realized gain (loss)                      (1,453)                    (1,178)                     (339)
Net unrealized appreciation (depreciation)                                (804)                      (468)                      (60)
                                                         $              22,068    $                21,491     $               6,830
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                      $                  12    $                    48     $                  12
Administrative Class                                                        12                         12                        11
Other Classes                                                           22,044                     21,431                     6,807

Shares Issued and Outstanding:

Institutional Class                                                          1                          5                         1
Administrative Class                                                         1                          1                         1

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                      $               10.81    $                  9.94     $                9.64
Administrative Class                                                     10.77                       9.93                      9.64

Cost of Investments Owned                                $              22,870    $                22,149     $               6,851
------------------------------------------------------------------------------------------------------------------------------------

                              See accompanying notes | 6.30.01 | Annual Report 9

Statements of Operations

For the year ended June 30, 2001

Amounts in thousands                                                  90/10 Portfolio       60/40 Portfolio        30/70 Portfolio
Investment Income:

Dividends                                                             $         1,278       $         1,223        $           390
Miscellaneous                                                                       1                     1                      0
   Total Income                                                                 1,279                 1,224                    390
----------------------------------------------------------------------------------------------------------------------------------
Expenses:

Administration fees                                                                85                    77                     23
Distribution and/or servicing fees - Other Classes                                201                   175                     56
   Total Expenses                                                                 286                   252                     79
   Administration fee waiver                                                        0*                    0*                     0*
   Net expenses                                                                   286                   252                     79

Net Investment Income                                                             993                   972                    311
----------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                        (2,491)               (1,669)                  (316)
Net capital gain distributions received from underlying funds                   1,120                   679                    116
Net change in unrealized appreciation (depreciation) on investments            (1,219)                 (552)                    19


   Net Gain (Loss)                                                             (2,590)               (1,542)                  (181)

Net Increase (Decrease) in Assets Resulting from Operations           $        (1,597)      $          (570)       $           130
----------------------------------------------------------------------------------------------------------------------------------

* Amounts are less than a thousand.

 10 Annual Report | 6.30.01 | See accompanying notes

Statements of Changes in Net Assets

June 30, 2001

Amounts in thousands                      90/10 Portfolio               60/40 Portfolio              30/70 Portfolio
                                               Year Ended    Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
Increase (Decrease) in Net Assets from:     June 30, 2001 June 30, 2000  June 30, 2001  June 30, 2000  June 30, 2001 June 30, 2000
Operations:
Net investment income                       $         993 $         521  $         972  $         712  $         311 $         361
Net realized gain (loss)                           (2,491)          199         (1,669)           190           (316)          (67)
Net capital gain distributions received
   from underlying funds                            1,120           933            679            789            116           190
Net change in unrealized appreciation
   (depreciation)                                  (1,219)         (121)          (552)          (284)            19           (66)
Net increase (decrease) resulting from
   operations                                      (1,597)        1,532           (570)         1,407            130           418
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                 (1)            0             (3)            (1)            (1)           (1)
   Administrative Class                                (1)            0             (1)             0             (1)           (1)
   Other Classes                                   (1,197)         (139)          (970)          (396)          (389)         (278)
In excess of net investment income
   Institutional Class                                  0             0              0              0              0             0
   Administrative Class                                 0             0              0              0              0             0
   Other Classes                                        0             0              0              0              0             0
From net realized capital gains
   Institutional Class                                  0            (1)             0             (1)             0             0
   Administrative Class                                 0            (1)             0              0              0             0
   Other Classes                                        0          (664)             0           (593)             0          (163)
In excess of net realized capital gains
   Institutional Class                                 (1)            0             (2)             0              0             0
   Administrative Class                                (1)            0             (1)             0              0             0
   Other Classes                                     (988)            0         (1,123)             0           (150)            0
Tax Basis Return of Capital
   Institutional Class                                  0             0              0              0              0             0
   Administrative Class                                 0             0              0              0              0             0
   Other Classes                                      (60)            0           (149)             0              0             0

Total Distributions                                (2,249)         (805)        (2,249)          (991)          (541)         (443)
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Share Transactions
Receipts for shares sold
   Institutional Class                                  0             0             46             44              0             0
   Administrative Class                                 0             0              0              0              0             0
   Other Classes                                    7,058        11,958          8,371          8,765          2,670         3,322
Issued as reinvestment of distributions
   Institutional Class                                  1             1              6              1              1             1
   Administrative Class                                 1             1              1              1              1             1
   Other Classes                                    2,198           779          2,028            914            477           400
Cost of shares redeemed
   Institutional Class                                  0             0            (54)            (1)             0             0
   Administrative Class                                 0             0              0              0              0             0
   Other Classes                                   (2,986)       (4,382)        (3,118)        (8,807)        (1,568)       (5,173)
Net increase (decrease) resulting
   from Portfolio share transactions                6,272         8,357          7,280            917          1,581        (1,449)

Total Increase (Decrease) in Net Assets             2,426         9,084          4,461          1,333          1,170        (1,474)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                19,642        10,558         17,030         15,697          5,660         7,134
End of period *                             $      22,068 $      19,642  $      21,491  $      17,030  $       6,830 $       5,660

*Including net undistributed
   (overdistributed)
   investment income of:                    $           0 $         205  $           0  $         315  $           2 $         105

                             See accompanying notes | 6.30.01 | Annual Report 11

Schedule of Investments

June 30, 2001

                                                                       Value
90/10 Portfolio                                       Shares          (000s)

PIMCO FUNDS (b) 100.0%

StocksPLUS                                           492,124        $  5,284
Select International                                 731,013           3,662
Renaissance                                          129,231           2,505
Value                                                143,288           2,321
Total Return                                         163,409           1,690
Target                                                64,599           1,251
Mid-Cap                                               56,756           1,212
Growth                                                50,185           1,109
Capital Appreciation                                  61,485           1,090
Opportunity                                           53,349             855
Small-Cap Value                                       44,070             849
High Yield                                            17,012             163
Foreign Bond                                           7,403              75
                                                                    --------
Total Investments (a) 100.0%                                        $ 22,066
                                                                    --------
(Cost $22,870)

Other Assets and Liabilities (Net) 0.0%                                    2
                                                                    --------
Net Assets 100.0%                                                   $ 22,068
                                                                    --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $22,976 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $  1,366

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                           (2,276)
                                                                    --------
Unrealized depreciation-net                                         $   (910)
                                                                    --------

(b) Institutional Class shares of each PIMCO Fund.


60/40 Portfolio

PIMCO FUNDS (b) 100.9%

Total Return                                         691,201        $  7,148
StocksPLUS                                           323,581           3,475
Select International                                 492,889           2,469
Renaissance                                           84,315           1,634
Value                                                 89,456           1,449
Mid-Cap                                               38,901             831
High Yield                                            85,809             820
Target                                                42,043             814
Capital Appreciation                                  43,075             763
Growth                                                33,036             730
Opportunity                                           36,626             587
Small-Cap Value                                       29,083             560
Foreign Bond                                          39,533             401
                                                                    --------
Total Investments (a) 100.9%                                        $ 21,681
                                                                    --------
(Cost $22,149)

Other Assets and Liabilities (Net) (0.9%)                               (190)

Net Assets 100.0%                                                   $ 21,491


Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $22,483 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                $    791

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                      (1,593)
                                                                    --------
Unrealized depreciation-net                                         $   (802)
                                                                    --------

(b) Institutional Class shares of each PIMCO Fund.

                                                                       Value
30/70 Portfolio                                       Shares          (000s)

PIMCO FUNDS (b) 99.4%

Total Return                                         386,719        $  3,998
StocksPLUS                                            48,846             525
High Yield                                            45,060             431
Select International                                  81,509             408
Value                                                 17,114             277
Renaissance                                           13,497             262
Foreign Bond                                          22,384             227
Target                                                 7,186             139
Mid-Cap                                                5,708             122
Growth                                                 5,195             115
Capital Appreciation                                   6,424             114
Opportunity                                            5,596              90
Small-Cap Value                                        4,324              83
                                                                    --------
Total Investments (a) 99.4%                                         $  6,791
                                                                    --------
(Cost $6,851)

Other Assets and Liabilities (Net) 0.6%                                   39
                                                                    --------
Net Assets 100.0%                                                   $  6,830
                                                                    --------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes fo $7,084 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                $     44

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (337)
                                                                    --------
Unrealized depreciation-net                                         $   (293)
                                                                    --------

(b) Institutional Class shares of each PIMCO Fund.

12 Annual Report | 6.30.01 | See accompanying notes

Notes to Financial Statements
June 30, 2001

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-five funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust, which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the "Portfolios"). The Portfolios are a professionally managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Fund family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating loss and capital loss carry forwards.

Multi-class Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions

Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. The Administration Fee for the Other Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% based on such net assets in excess of $2.5 billion. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisors has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest

                                                      6.30.01 | Annual Report 13

June 30, 2001

expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000**, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

**Effective January 1, 2001, the annual retainer fee for the unaffiliated Trustee is equal to $52,000.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly owned subsidiary of PIMCO Advisors L.P., and serves as the distributor of the Trust's shares.
    The Trust is permitted to reimburse out of the Administrative Class assets of each Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
    Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                                   Distribution Fee (%)      Servicing Fee (%)
------------------------------------------------------------------------------

Class A
All Portfolios                                       --                   0.25

Class B
All Portfolios                                     0.75                   0.25

Class C
All Portfolios                                     0.75                   0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2001, PFD received $70,592 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2001 were as follows (amounts in thousands):

                                              Non - U.S. Government/Agency
                                          ------------------------------------
                                             Purchases                   Sales
------------------------------------------------------------------------------

90/10 Portfolio                           $     16,601              $   10,695
60/40 Portfolio                                 14,429                   7,673
30/70 Portfolio                                  3,926                   2,497

5. Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

14 Annual Report | 6.30.01

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                         90/10 Portfolio                 60/40 Portfolio                    30/70 Portfolio
                              --------------------------------  --------------------------------  ---------------------------------
                                   Year Ended       Year Ended       Year Ended       Year Ended        YearEnded        Year Ended
                                   06/30/2001       06/30/2000       06/30/2001       06/30/2000       06/30/2001        06/30/2000
                              Shares   Amount  Shares   Amount  Shares   Amount  Shares   Amount  Shares   Amount   Shares   Amount
                              --------------------------------  --------------------------------  ---------------------------------
Receipts for shares sold
  Institutional Class              0  $     0       0  $     0       4  $    46       4  $    44       0  $     0        0  $     0
  Administrative Class             0        0       0        0       0        0       0        0       0        0        0        0
  Other Classes                  606    7,058     965   11,958     788    8,371     774    8,765     268    2,670      322    3,322
AIssued as reinvestment of
 distributions
  Institutional Class              0        1       0        1       1        6       0        1       0        1        0        1
  Administrative Class             0        1       0        1       0        1       0        1       0        1        0        1
  Other Classes                  191    2,198      64      779     192    2,028      82      914      48      477       39      400
Cost of shares redeemed
  Institutional Class              0        0       0        0      (5)     (54)      0       (1)      0        0        0        0
  Administrative Class             0        0       0        0       0        0       0        0       0        0        0        0
  Other Classes                 (258)  (2,986)   (350)  (4,382)   (294)  (3,118)   (771)  (8,807)   (154)  (1,568)    (505)  (5,173)
Net increase resulting from
  Portfolio share
   transactions                  539  $ 6,272     679  $ 8,357     686  $ 7,280      89  $   917     162  $ 1,581     (144) $(1,449)
-----------------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                            5% or Greater Shareholders
                                   -------------------------------------------
                                     Number                % of Portfolio Held
------------------------------------------------------------------------------

90/10 Portfolio                           1                               100%
60/40 Portfolio                           2                               100%
30/70 Portfolio                           1                               100%

7. Federal Income Tax Matters

As of June 30, 2001, the Portfolio listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio realized capital losses, in the amount of $1,084,139, $704,560, and $105,674, repectively, during the period November 1, 2000 through June 30, 2001, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                          Capital Loss Carryforwards
                         -----------------------------------------------------
                           Realized Losses     Acquired Losses      Expiration
                         -----------------------------------------------------

90/10 Portfolio            $       262,349     $             0      06/30/2009

60/40 Portfolio                    139,053                   0      06/30/2009

                                                      6.30.01 | Annual Report 15

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio (constituting the PIMCO Funds Asset Allocation Series of PIMCO Funds:
Multi-Manager Series, hereafter referred to as the "Portfolios") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2001

16 Annual Report | 6.30.01

Federal Income Tax Information

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 2001) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 2001 which qualify for the corporate dividend-received deduction are as follows:

90/10 Portfolio                                    3.38%
60/40 Portfolio                                    2.04%
30/70 Portfolio                                    1.30%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 2001, were in the amounts as follows:

                                            Per Share                 Per Share
                                            Long-Term                Short-Term
                                        Capital Gains             Capital Gains
-------------------------------------------------------------------------------

90/10 Portfolio                               0.58647                         -
60/40 Portfolio                               0.49789                   0.19201
30/70 Portfolio                               0.22287                   0.06093

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2002, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.

                                                      6.30.01 | Annual Report 17

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $275 billion as of June 30, 2001 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Trustees and Officers
     Stephen J. Treadway, President, Chief Executive Officer and Trustee
     E. Philip Cannon, Trustee
     Donald P. Carter, Trustee
     Gary A. Childress, Trustee
     Richard L. Nelson, Trustee
     Kenneth M. Poovey, Trustee
     Lyman W. Porter, Trustee
     Alan Richards, Trustee
     W. Bryant Stooks, Trustee
     Gerald M. Thorne, Trustee
     Newton B. Schott, Jr., Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     PIMCO Advisors L.P.
     888 San Clemente, Suite 100
     Newport Beach, California 92660

Custodian
     State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Counsel
     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110

Independent Accountants
     PricewaterhouseCoopers LLP
     203 N. LaSalle Street
     Chicago, IL 60601

PIMCO Funds Distributors LLC
2187 Atlantic Street, Stamford, CT 06902


This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.

PIMCO
FUNDS

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
800.927.4648
www.pimco.com

                                                       PIMCO FUNDS ANNUAL REPORT
                                                            MULTI-MANAGER SERIES
                                                                   June 30, 2001
                                                                   SHARE CLASSES

                                                           PIMCO EQUITY ADVISORS
                                                           ---------------------
                                                               SELECT VALUE FUND
INS INSTITUTIONAL
A   CLASS A

                                                                   P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

Table of Contents

Fund Summaries............................................................ 2
Schedule of Investments................................................... 7

Financial Highlights...................................................... 3
Statement of Assets and Liabilities....................................... 4
Statement of Operations................................................... 5
Statements of Changes in Net Assets....................................... 6
Notes to Financial Statements............................................. 8

                                                            Fund         Schedule of
Fund                                                        Summary      Investments
Select Value Fund...........................................   2             7

June 30, 2001   PIMCO Select Value Fund


OBJECTIVE

Long-term growth of capital and income

                     PERFORMANCE*

Average Annual Total Return   For periods ended 6/30/01

                        Inst'l Class        Class A             Russell 1000 Value

                        (INCEP. 10/31/00)   (INCEP. 10/31/00)   Index
----------------------------------------------------------------------------------
Inception                16.69%             16.56%              ----

PORTFOLIO

Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve

Change in Value
$10,000 invested at the Fund's Inception

                     PIMCO Select Value           PIMCO Select Value         Russell 1000 Value
    Month                  Inst.                          A                        Index
10/31/2000                             10,000                        9,450                  10,000
11/30/2000                             10,320                        9,752                   9,629
12/31/2000                             11,186                       10,568                  10,111
01/31/2001                             11,186                       10,568                  10,150
02/28/2001                             11,196                       10,568                   9,868
03/31/2001                             10,823                       10,216                   9,519
04/30/2001                             11,538                       10,891                   9,986
05/31/2001                             11,699                       11,034                  10,210
06/30/2001                             11,669                       11,015                   9,984

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 11/01/00, the first full month following the Fund's inception on 10/31/00, compared to the Russell 1000 Value Index, an unmanaged market index.

          PORTFOLIO COMPOSITION

Top 10 Holdings          % of Total Investments
Berkshire Hathaway, Inc. 'A'             5.9%
Financial & Business Services
Xerox Corp.                              5.7%
Technology
Ace Ltd.                                 5.4%
Financial & Business Services
Alcan, Inc.                              5.4%
Materials & Processing
Aon Corp.                                5.1%
Financial & Business Services
Sprint Corp.                             5.1%
Communications
Archer-Daniels-Midland Co.               5.1%
Consumer Staples
AT&T Corp.                               5.1%
Communications
Paccar, Inc.                             5.1%
Capital Goods
PG&E Corp.                               5.1%
Utilities
Top Ten Total                           53.0%

Top 5 Related
Industries               % of Total Investments

Financial & Business Services           20.9%
Communications                          14.8%
Materials & Processing                   9.8%
Technology                               8.6%
Consumer Discretionary                   6.3%

Portfolio Composition
Common Stock                            90.7%
Cash Equivalents                         9.3%

TOTAL NET ASSETS $1.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO
23
(not including  short-term  instruments)

 PORTFOLIO INSIGHTS

 .    PIMCO Value Fund was started on October 31, 2000. The Fund has shown strong results, with the Fund's Class A shares returning 16.56% for the period since inception.

 .    The Fund focuses on large-cap, undervalued stocks, with the added criteria that stocks selected most show a strong catalyst for change.

 .    The basic materials sector performed well, especially in the latter part of the year. One company that did particularly well was Alcan, yielding impressive double-digit returns. Alcan is benefiting heavily from the curtailment of aluminum production, which could result in better pricing power down the road.

 .    Within the consumer discretionary sector, JC Penney was a strong performer, benefiting from a strong new management team.

 .    Also contributing to the Fund's performance was its rather limited exposure to the technology sector. Tech stocks were quite unpredictable and volatile this year, experiencing a dramatic sell-off for much of this period. We intend to remain underweight in the sector until we see evidence of a sustainable recovery.

 .    Looking forward, we plan to maintain our emphasis on industrial America--
     which is showing signs of a recovery--while steering away from the consumer sector, which could show weakness. The market appears to have had a meaningful re-evaluation of prices, and we are optimistic that this focus on valuation will continue, which should bode well for the Fund.

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO
Equity Advisors

2  PIMCO Funds Annual Report 06.30.01

Financial Highlights

Select Value
June 30, 2001

Selected Per Share Data for the Year or Period Ended:                      Institutional                        Class A
                                                                      10/31/2000-06/30/2001(b)          10/31/2000-06/30/2001(b)

Net Asset Value Beginning of Period                                   $                  10.00          $                 10.00
Net Investment Income (a)                                                                 0.13                             0.11
Net Realized / Unrealized Gain (Loss) on Investments (a)                                  1.53                             1.54
Total Income from Investment Operations                                                   1.66                             1.65
Dividends from Net Investment Income                                                     (0.07)                           (0.07)
Distributions from Net Realized Capital Gains                                             0.00                             0.00
Total Distributions                                                                      (0.07)                           (0.07)
Net Asset Value End of Period                                         $                  11.59          $                 11.58
Total Return                                                                             16.69%                           16.56%
Net Assets End of Period (000s)                                       $                  1,155          $                    12
Ratio of Expenses to Average Net Assets                                                   0.25%*                           0.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets                               1.75%(c)*                        1.51%(d)*
Portfolio Turnover Rate                                                                    134%                             134%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on October 31, 2000.
(c) If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 0.85%.
(d) If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 1.10%.


                                            06.30.01 PIMCO Funds Annual Report 3

Statement of Assets and Liabilities

Select Value Fund
June 30, 2001

Amounts in thousands, except per share amounts

Assets:

Investments, at value                            $   1,166
Cash                                                     1
Receivable for Fund shares sold                          0
                                                     1,167
----------------------------------------------------------

Liabilities:

Payable for investments purchased                $       0
Notes payable                                            0
Written options outstanding                              0
Payable for Fund shares redeemed                         0
Dividends payable                                        0
Accrued investment advisory fee                          0
Accrued administration fee                               0
Accrued distribution fee                                 0
Accrued servicing fee                                    0
                                                         0
----------------------------------------------------------

Net Assets                                       $   1,167
----------------------------------------------------------

Net Assets Consist of:

Paid in capital                                  $   1,007
Undistributed net investment income                    152
Accumulated undistributed net realized (loss)           (1)
Net unrealized appreciation                              9
                                                 $   1,167
----------------------------------------------------------

Net Assets:

Institutional Class                              $   1,155
Class A                                                 12

Shares Issued and Outstanding:

Institutional Class                                    100
Class A                                                  1

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                              $   11.59
Class A                                              11.58


Cost of Investments Owned                        $   1,157
----------------------------------------------------------

4  PIMCO Funds Annual Report 06.30.01

Statement of Operations

Select Value Fund
For the year or period ended June 30, 2001

Amounts in thousands

Investment Income:

Interest                                                                                          $      3
Dividends, net of foreign taxes                                                                         12
   Total Income                                                                                         15


Expenses:

Investment advisory fees                                                                                 4
Administration fees                                                                                      2
   Total Expenses                                                                                        6
   Waiver for advisory fees                                                                             (4)
   Net Expenses                                                                                          2

Net Investment Income                                                                                   13
----------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain:

Net realized gain on investments                                                                       145
Net change in unrealized appreciation on investments                                                     9
   Net Gain                                                                                            154

Net Increase in Assets Resulting from Operations                                                  $    167
----------------------------------------------------------------------------------------------------------

                                            06.30.01 PIMCO Funds Annual Report 5

Statement of Changes in Net Assets

Select Value Fund
June 30, 2001
Amounts in thousands

                                                                                               Year Ended
Increase (Decrease) in Net Assets from:                                                     June 30, 2001

Operations:
Net investment income                                                                    $             13
Net realized gain                                                                                     145
Net change in unrealized appreciation                                                                   9
Net increase resulting from operations                                                                167
-----------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
 Institutional Class                                                                                   (7)
 Class A                                                                                                0

Total Distributions                                                                                    (7)
-----------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
 Institutional Class                                                                                  990
 Class A                                                                                               10
Issued as reinvestment of distributions
 Institutional Class                                                                                    7
 Class A                                                                                                0
Cost of shares redeemed
 Institutional Class                                                                                    0
 Class A                                                                                                0
Net increase resulting from Fund share transactions                                                 1,007

Total Increase in Net Assets                                                             $          1,167
-----------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                                     0
End of period *                                                                          $          1,167

*Including net undistributed investment income of:                                       $            152

6 PIMCO Funds Annual Report 06.30.01

Schedule of Investments

Select Value Fund
June 30, 2001

                                                                       Value
                                                 Shares                (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 90.6%
-------------------------------------------------------------------------------
Aerospace 4.1%
Raytheon Co.                                      1,800               $    48
                                                                      -------
Capital Goods 5.0%
Paccar, Inc.                                      1,150                    59
                                                                      -------
Communications 14.7%
Sprint Corp.                                      2,800                    60
AT&T Corp.                                        2,700                    59
WorldCom, Inc. (b)                                2,500                    36
AT&T Corp. - Liberty Media Group 'A' (b)          1,000                    17
                                                                      -------
                                                                          172
                                                                      -------

Consumer Discretionary 6.3%
J.C. Penney Co.                                   2,200                    58
Delphi Automotive Systems                         1,000                    16
                                                                      -------
                                                                           74
                                                                      -------

Consumer Staples 5.0%
Archer-Daniels-Midland Co.                        4,500                    59
                                                                      -------

Energy 3.1%
Diamond Offshore Drilling, Inc.                   1,100                    36
                                                                      -------

Financial & Business Services 20.9%
Berkshire Hathaway, Inc. 'A' (b)                      1                    69
Ace Ltd.                                          1,600                    63
Aon Corp.                                         1,700                    60
Washington Mutual, Inc.                             750                    28
Cincinnati Financial Corp.                          600                    24
                                                                      -------
                                                                          244
                                                                      -------

Health Care 5.4%
Aetna, Inc. (b)                                   1,800                    47
PacifiCare Health Systems, Inc. (b)               1,000                    16
                                                                      -------
                                                                           63
                                                                      -------

Materials & Processing 8.9%
Alcan, Inc.                                       1,500                    63
Nucor Corp.                                       1,050                    51
                                                                      -------
                                                                          114
                                                                      -------

Technology 8.6%
Xerox Corp.                                       7,000                    67
Micron Technology, Inc. (b)                         800                    33
                                                                      -------
                                                                          100
                                                                      -------

Transportation 2.6%
Burlington Northern Santa Fe Corp.                1,000                    30
                                                                      -------

Utilities 5.1%
PG&E Corp.                                        5,300                    59
                                                                      -------
Total Common Stocks                                                     1,058
(Cost $1,049)                                                         -------
                                                Principal
SHORT-TERM INSTRUMENTS 9.3%                      Amount
                                                 (000s)
Repurchase Agreement 1.6%
State Street Bank
 3.350% due 07/02/2001                          $   108               $   108
 (Dated 06/29/2001. Collateralized by Freddie
 Mac 4.750% due 06/04/2003 valued at $110.
 Repurchase proceeds are $108.)

                                                                      -------
Total Short-Term Instruments                                              108
(Cost $108)                                                           -------

Total Investments (a) 99.9%                                           $ 1,166
(Cost $1,157)

Other Assets and Liabilities (Net) 0.1%                                     1
                                                                      -------

Net Assets 100.0%                                                     $ 1,167
                                                                      -------

Notes to Schedule of Investments
(amounts in thousands):

(a) At June 30, 2001, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,158 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                               $    70

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                                   (62)
                                                                      -------

Unrealized appreciation-net                                           $     8
                                                                      -------

(b) Non-income producing security.

                                            06.03.01 PIMCO Funds Annual Report 7

Notes to Financial Statements
June 30, 2001

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in this financial statement pertains to Select Value Fund (the "Fund"). Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed at least once each year.
        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld from the Select Value Fund were $73.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of 0.60% for the Select Value Fund. The Fund also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. The sub-advisor is an affiliate of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to the sub-advisor in accordance with the portfolio management agreements.

8  PIMCO Funds Annual Report 06.30.01

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class' average daily net assets. Select Value Fund is charged the Administration Fee for the Institutional Class at the annual rate of 0.25% and the Administration Fee for Class A at the annual rate of 0.50%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
     Pursuant to the Distribution and Servicing Plans adopted by Class A of the Trust, the Trust compensates PFD or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of Class A. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund's average daily net assets):

                        Distribution Fee (%)                   Servicing Fee (%)
--------------------------------------------------------------------------------

Class A
Select Value Fund                        --                                 0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended June 30, 2001, PFD did not receive any commissions (sales charges) and contingent deferred sales charges since the Fund hasn't offered to the public.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. PIMCO has agreed to waive a portion of the Funds' administrative fees to the extent that the payment of each Fund's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Fund's average daily net assets):

                                           Inst'l                        Class A
                                           Class
--------------------------------------------------------------------------------

Select Value Fund                           0.85%                          1.10%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years. Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by the phone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of 2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. These expenses are allocated to the Funds of the Trust according to their respective net assets.

**Effective January 1, 2001, the annual retainer for the unaffiliated Trustee is equal to $52,000.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2001 were as follows (amounts in thousands):

                                        Non - U.S. Government/Agency
                                        ----------------------------------------
                                           Purchases                    Sales
--------------------------------------------------------------------------------

Select Value Fund                        $    2,262                   $    1,359

                                            06.30.01 PIMCO Funds Annual Report 9

(5) Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                            Select Value Fund
                                                                  -----------------------------------
                                                                  Period from 10/31/2000 to 6/30/2001
                                                                           Shares         Amount
                                                                  -----------------------------------
Receipts for shares sold
 Institutional Class                                                           99       $     990
 Class A                                                                        1              10
Issued as reinvestment of distributions
 Institutional Class                                                            1               7
 Class A                                                                        0               0
Cost of shares redeemed
 Institutional Class                                                            0               0
 Class A                                                                        0               0

Net increase resulting from Fund share transactions                           101       $   1,007
-----------------------------------------------------------------------------------------------------

10    PIMCO Funds Annual Report 06.30.01

Report of Independent Accountants

To the Trustees and Institutional Class and Class A Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional Class and Class A shares present fairly, in all material respects, the financial position of the Select Value Fund (a Fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the "Fund") at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the Class A shares for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 22, 2001

                                           06.30.01 PIMCO Funds Annual Report 11